Hartford HLS Series Fund II, Inc. - Part C.doc
    As filed with the Securities and Exchange Commission on February 14, 2006

                            File No. 33-3920/811-4615

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /X/

       Pre-Effective Amendment No.                                           / /
                                  ----

       Post-Effective Amendment No. 45                                       /X/
                                   ----

                                     and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                               /X/

       Amendment No. 45                                                      /X/
                    ----

                        HARTFORD HLS SERIES FUND II, INC.

               (Exact Name of Registrant as Specified in Charter)

                P. O. Box 2999, Hartford, Connecticut 06104-2999
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number including Area Code: (860) 843-9934

                          Edward P. Macdonald, Esquire
                   The Hartford Financial Services Group, Inc.
                          Life Law - Mutual Funds Unit
                              200 Hopmeadow Street
                           Simsbury, Connecticut 06089
                     (Name and Address of Agent for Service)

                                    Copy to:
                            John V. O'Hanlon, Esquire
                                   Dechert LLP
                        200 Clarendon Street, 27th Floor
                        Boston, Massachusetts 02116-5021

It is proposed that this filing will become effective (check appropriate box):

       / / immediately upon filing pursuant to paragraph (b) of Rule 485 / / on (Date) pursuant to paragraph (b) of Rule 485
       / / 60 days after filing pursuant to paragraph (a)(1) of Rule 485 /X/ on May 1, 2006 pursuant to paragraph (a)(1) of Rule 485
       / / 75 days after filing pursuant to paragraph (a)(2) of Rule 485 / / on (Date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

       / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               HARTFORD HLS FUNDS

                                 CLASS IA SHARES

                                   PROSPECTUS

                                   MAY 1, 2006


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

HARTFORD ADVISERS HLS FUND
HARTFORD CAPITAL APPRECIATION HLS FUND
HARTFORD DISCIPLINED EQUITY HLS FUND
HARTFORD DIVIDEND AND GROWTH HLS FUND
HARTFORD EQUITY INCOME HLS FUND
HARTFORD FOCUS HLS FUND
HARTFORD GLOBAL ADVISERS HLS FUND
HARTFORD GLOBAL COMMUNICATIONS HLS FUND
HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
HARTFORD GLOBAL HEALTH HLS FUND
HARTFORD GLOBAL LEADERS HLS FUND
HARTFORD GLOBAL TECHNOLOGY HLS FUND
HARTFORD GROWTH HLS FUND
HARTFORD GROWTH OPPORTUNITIES HLS FUND
HARTFORD HIGH YIELD HLS FUND
HARTFORD INDEX HLS FUND
HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
HARTFORD MIDCAP HLS FUND
HARTFORD MIDCAP VALUE HLS FUND
HARTFORD MONEY MARKET HLS FUND
HARTFORD MORTGAGE SECURITIES HLS FUND
HARTFORD SMALL COMPANY HLS FUND
HARTFORD SMALLCAP GROWTH HLS FUND
HARTFORD STOCK HLS FUND

HARTFORD TOTAL RETURN BOND HLS FUND

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
HARTFORD VALUE HLS FUND
HARTFORD VALUE OPPORTUNITIES HLS FUND


HARTFORD HLS FUNDS
C/O INDIVIDUAL ANNUITY SERVICES
P.O. BOX 5085
HARTFORD, CT 06102-5085

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                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

CONTENTS                                                                                             PAGE
Introduction.                                 Introduction

A summary of each fund's
goals, principal strategies, main risks,      Hartford Advisers HLS Fund
performance and fees.                         Hartford Capital Appreciation HLS Fund
                                              Hartford Disciplined Equity HLS Fund
                                              Hartford Dividend and Growth HLS Fund
                                              Hartford Equity Income HLS Fund
                                              Hartford Focus HLS Fund
                                              Hartford Global Advisers HLS Fund
                                              Hartford Global Communications HLS Fund
                                              Hartford Global Financial Services HLS Fund
                                              Hartford Global Health HLS Fund
                                              Hartford Global Leaders HLS Fund
                                              Hartford Global Technology HLS Fund
                                              Hartford Growth HLS Fund
                                              Hartford Growth Opportunities HLS Fund
                                              Hartford High Yield HLS Fund
                                              Hartford Index HLS Fund
                                              Hartford International Capital Appreciation HLS Fund
                                              Hartford International Opportunities HLS Fund
                                              Hartford International Small Company HLS Fund
                                              Hartford MidCap HLS Fund
                                              Hartford MidCap Value HLS Fund
                                              Hartford Money Market HLS Fund
                                              Hartford Mortgage Securities HLS Fund
                                              Hartford Small Company HLS Fund
                                              Hartford SmallCap Growth HLS Fund
                                              Hartford Stock HLS Fund
                                              Hartford Total Return Bond HLS Fund
                                              Hartford U.S. Government Securities HLS Fund
                                              Hartford Value HLS Fund
                                              Hartford Value Opportunities HLS Fund

Description of other investment               Investment strategies and investment matters
strategies and investment risks.

Investment manager and                        Management of the funds
management fee information.

Further information on the funds.             Further information on the funds
                                              Purchase and redemption of fund shares
                                              Determination of net asset value
                                              Dividends and distributions
                                              Frequent purchases and redemptions of fund shares
                                              Federal income taxes
                                              Variable contract owner voting rights
                                              Plan participant voting rights
                                              Performance related information
                                              Distributor, Custodian and Transfer Agent
                                              Financial highlights
                                              Privacy policy
                                              For more information                                   back cover

INTRODUCTION


The Hartford HLS Funds are a family of mutual funds (each a "fund" and together the "funds") which may serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates ("Hartford Life") and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans. Each fund described in this prospectus has its own investment strategy and risk/reward profile. Each fund offers two classes of shares: Class IA shares offered in this prospectus and Class IB shares offered pursuant to another prospectus. Class IB shares are subject to distribution fees under a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act") and therefore have higher expenses than Class IA shares, which are not subject to Rule 12b-1 distribution fees.


Each fund, except Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund, is an investment portfolio of Hartford Series Fund, Inc. Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund are investment portfolios of Hartford HLS Series Fund II, Inc.


Each fund, except Focus HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund and Global Technology HLS Fund, is a diversified fund. Focus HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund and Global Technology HLS Fund are non-diversified funds. The non-diversified funds other than Focus HLS Fund are sometimes known as "sector funds." Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this Introduction. HARTFORD LIFE ALSO SPONSORS A FAMILY OF MUTUAL FUNDS KNOWN AS THE HARTFORD MUTUAL FUNDS, WHICH ARE OFFERED DIRECTLY TO THE PUBLIC (THE "RETAIL FUNDS"). THE RETAIL FUNDS ARE SEPARATE FUNDS AND SHOULD NOT BE CONFUSED WITH THE HARTFORD HLS FUNDS' INVESTMENT OPTIONS OFFERED IN THIS PROSPECTUS.


The investment manager to each fund is HL Investment Advisors, LLC ("HL Advisors"). The day-to-day portfolio management of the funds is provided by an investment sub-adviser -- either Wellington Management Company, LLP ("Wellington Management") or Hartford Investment Management Company ("Hartford Investment Management"). Information regarding HL Advisors, Wellington Management and Hartford Investment Management is included under "Management of the Funds" in this prospectus. An affiliate of HL Advisors acts as the investment adviser to the Retail Funds, some of which have names and investment objectives and strategies similar to those of certain funds offered in this prospectus. The funds are not duplicates of the Retail Funds and their performance will differ.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.


HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

HARTFORD ADVISERS HLS FUND

INVESTMENT GOAL. The Hartford Advisers HLS Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

     -    stocks,

     -    debt securities, and

     -    money market instruments.


The fund will normally invest in a portfolio of between 50% and 70% in equities, with the balance of the assets invested in debt securities and cash instruments. The fund will not normally hold more than 10% in cash or cash equivalents. Allocation decisions within these bands are in the discretion of Wellington Management and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.

The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management also analyzes the general economic and investment environment, including the evaluation of economic conditions, U.S. fiscal and monetary policy, and investor sentiment.


In general, the fund seeks to invest in companies that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. With respect to stocks in which the fund invests, the fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.

The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

MAIN RISKS. The fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Manager allocation risk refers to the possibility that Wellington Management could allocate assets in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


         1996                16.59%
         1997                24.51%
         1998                24.66%
         1999                10.59%
         2000                -0.75%
         2001                -4.64%
         2002               -13.79%
         2003                18.49%
         2004                 3.74%
         2005                 7.24%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 13.92% (2ND QUARTER, 1997) AND THE LOWEST QUARTERLY RETURN WAS -9.84% (2ND QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                             1 YEAR    5 YEARS    10 YEARS
Class IA                                                                                       7.24%      1.62%       7.97%
S&P 500 Index (reflects no deduction for fees or expenses)                                     4.91%      0.55%       9.07%
Lehman Brothers Government/Credit Bond Index (reflects no deduction for fees or expenses)      2.37%      6.11%       6.17%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Lehman Brothers Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]



                                                                        CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price           Not applicable
Maximum deferred sales charge (load)                                    Not applicable
Exchange fees                                                           None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees(1)                                                                0.60%
Distribution and service (12b-1) fees                                             None
Other expenses                                                                    0.04%
Total operating expenses                                                          0.64%



(1) Effective November 1, 2005, HL Advisors has reduced its management fee from 0.63% to 0.60%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
(with or without redemption)
Year 1                                                                   $___
Year 3                                                                   $___
Year 5                                                                   $___
Year 10                                                                  $___


SUB-ADVISER

Wellington Management


PORTFOLIO MANAGEMENT


Steven T. Irons


     - Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management


     -    Portfolio manager of the equity portion of the fund since May 2005

     -    Joined Wellington Management as an investment professional in 1993


Peter I. Higgins, CFA

     -    Vice President and Equity Portfolio Manager of Wellington Management

     - Involved in Portfolio Management and securities analysis of the equity portion of the fund since November 2005

     -    Joined Wellington Management as an investment professional in October
          2005

     - Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005


Saul J. Pannell


     -    Senior Vice President and Equity Portfolio Manager of Wellington
          Management


     - Involved in portfolio management and securities analysis of the equity portion of the fund since May 2005

     -    Joined Wellington Management as an investment professional in 1974


John C. Keogh

     - Senior Vice President and Fixed Income Portfolio Manager of Wellington Management

     - Portfolio manager of the fixed income and money market portion of the fund since 2004

     -    Joined Wellington Management as an investment professional in 1983

Christopher L. Gootkind

     -    Vice President and Fixed Income Portfolio Manager of Wellington
          Management

     - Involved in portfolio management and securities analysis for the corporate portion of the fixed income component of the Fund since March 2006

     -    Joined Wellington Management as an investment professional in 2000


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD CAPITAL APPRECIATION HLS FUND

INVESTMENT GOAL. The Hartford Capital Appreciation HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including emerging market securities. Due to its current size, the fund will generally not invest in securities of issuers with market capitalizations less than $2 billion.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


          1996             20.70%
          1997             22.34%
          1998             15.48%
          1999             37.46%
          2000             13.22%
          2001             -6.94%
          2002            -19.70%
          2003             42.38%

          2004             19.36%
          2005             15.55%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 24.88% (4TH QUARTER, 1998) AND THE LOWEST QUARTERLY RETURN WAS -19.04% (3RD QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                1 YEAR    5 YEARS    10 YEARS
Class IA                                                                         15.55%      7.97%      14.56%
S&P 500 Index (reflects no deduction for fees or expenses)                        4.91%      0.55%       9.07%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)            6.12%      1.58%       9.20%



INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.

The fund has changed its benchmark from the S&P 500 Index to the Russell 3000 Index because the fund's investment manager believes that the Russell 3000 Index is better suited to the investment strategy of the fund.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                                CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                   Not applicable
Maximum deferred sales charge (load)                                            Not applicable
Exchange fees                                                                   None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                                           0.63%
Distribution and service (12b-1) fees                                                     None
Other expenses                                                                            0.07%
Total operating expenses                                                                  0.70%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                CLASS IA
EXPENSES
(with or without redemption)
Year 1                                                                            $___
Year 3                                                                            $___
Year 5                                                                            $___
Year 10                                                                           $___


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Saul J. Pannell, CFA


     -    Senior Vice President and Equity Portfolio Manager of Wellington
          Management


     -    Portfolio manager of the fund since 1991

     -    Joined Wellington Management as an investment professional in 1974

Frank D. Catrickes


     -    Vice President and Equity Portfolio Manager of Wellington Management


     -    Joined Wellington Management as an investment professional in 1998

     - Involved in portfolio management and securities analysis for the fund since 1998

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD DISCIPLINED EQUITY HLS FUND

INVESTMENT GOAL. The Hartford Disciplined Equity HLS Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund's portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


          1999             21.82%
          2000             -5.64%
          2001             -8.02%
          2002            -24.65%
          2003             28.82%
          2004              8.41%
          2005              6.58%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 15.65% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -16.48% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                 SINCE
                                                                               INCEPTION
                                                                                (MAY 29,
                                                            1 YEAR   5 YEARS      1998)
Class IA                                                     _6.58%    _0.62%       4.64%
S&P 500 Index (reflects no deduction for fees or expenses)    4.91%     0.55%       3.36%(1)


(1)  Return is from 5/31/98.

INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                                CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                   Not applicable
Maximum deferred sales charge (load)                                            Not applicable
Exchange fees                                                                   None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                                           0.72%
Distribution and service (12b-1) fees                                                     None
Other expenses                                                                            0.03%
Total operating expenses                                                                  0.75%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                CLASS IA
EXPENSES
(with or without redemption)
Year 1                                                                            $___
Year 3                                                                            $___
Year 5                                                                            $___
Year 10                                                                           $___


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

James A. Rullo, CFA


     - Senior Vice President and Director of the Quantitative Investment Group of Wellington Management


     -    Portfolio manager of the fund since inception (May 1998)

     -    Joined Wellington Management as an investment professional in 1994

Mammen Chally


     -    Vice President and Equity Portfolio Manager of Wellington Management


     -    Joined Wellington Management in 1994


     - Involved in portfolio management and securities analysis for the fund since inception (May 1998)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD DIVIDEND AND GROWTH HLS FUND

INVESTMENT GOAL. The Hartford Dividend and Growth HLS Fund seeks a high level of current income consistent with growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2005, the market capitalization of companies within this index ranged from approximately $764 million to $370 billion. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


         1996               22.91%
         1997               31.89%
         1998               16.42%
         1999                5.31%
         2000               10.95%
         2001               -4.04%
         2002              -14.23%
         2003               26.80%
         2004               12.42%

         2005                5.96%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.29% (2ND QUARTER, 1997) AND THE LOWEST QUARTERLY RETURN WAS -18.74% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                1 YEAR    5 YEARS    10 YEARS
Class IA                                                                          5.96%      4.45%      10.61%
S&P 500 Index (reflects no deduction for fees or expenses)                        4.91%      0.55%       9.07%

Russell 1000 Value Index (reflects no deduction for fees or expenses)             7.05%      5.28%      10.94%



INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                                CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                   Not applicable
Maximum deferred sales charge (load)                                            Not applicable
Exchange fees                                                                   None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                                           0.64%
Distribution and service (12b-1) fees                                                     None
Other expenses                                                                            0.04%
Total operating expenses                                                                  0.68%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                CLASS IA
EXPENSES
(with or without redemption)
Year 1                                                                            $___

Year 3                                                                            $___
Year 5                                                                            $___
Year 10                                                                           $___


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Edward P. Bousa, CFA


     -    Senior Vice President and Equity Portfolio Manager of Wellington
          Management

     -    Portfolio manager of the fund since October 2001


     -    Joined Wellington Management as an investment professional in 2000




The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

HARTFORD EQUITY INCOME HLS FUND

INVESTMENT GOAL. The Hartford Equity Income HLS Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $3 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's investment approach is based on the fundamental analysis of companies with market capitalizations above $3 billion and below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized in one of four ways - affected by a misunderstood negative event, a beneficiary of industry consolidation, low but improving return on capital, or new or incentivized management. In addition, the fund will take into consideration flows of new capital into an industry. Within this context, the fund's key security selection criterion will be based on dividend yield, with capital appreciation as a secondary factor. Portfolio construction is driven primarily by security selection.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.


CLASS IA TOTAL RETURNS BY CALENDAR YEAR



         2004                    9.43%
         2005                    4.81%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 7.91% (4TH QUARTER, 2004) AND THE LOWEST QUARTERLY RETURN WAS -0.29% (1ST QUARTER, 2005).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                              SINCE
                                                                                            INCEPTION
                                                                                           (OCTOBER 31,
                                                                                1 YEAR        2003)
Class IA                                                                           4.81%          10.21%
Russell 1000 Value Index (reflects no deduction for fees or expenses)              7.05%          14.54%


INDEX: The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                                       CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                          Not applicable
Maximum deferred sales charge (load)                                                   Not applicable
Exchange fees                                                                          None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees(1)                                                                               0.83%
Distribution and service (12b-1) fees                                                            None
Other expenses                                                                                   0.07%
Total operating expenses                                                                         0.90%


(1) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2006. While such waiver is in effect, the management fee is 0.73%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                       CLASS IA
EXPENSES
(with or without redemption)
Year 1                                                                                  $____
Year 3                                                                                  $____

Year 5                                                                                  $____
Year 10                                                                                 $____

q

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

John R. Ryan


     - Senior Vice President, Managing Partner and Equity Portfolio Manager of Wellington Management


     -    Portfolio manager of the fund since inception (October 31, 2003)

     - Joined Wellington Management as an investment professional involved in portfolio management and securities analysis in 1981

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

HARTFORD FOCUS HLS FUND

INVESTMENT GOAL. The Hartford Focus HLS Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in equity securities of a relatively small number of large capitalization companies (stocks with market capitalizations similar to companies in the S&P 500 Index). The fund will typically hold stocks of 20-40 companies. Individual holdings typically constitute 3-5% of the fund's total assets and may constitute up to 10%. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's focused portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management also analyzes the general economic and investment environment, including the evaluation of economic conditions, U.S. fiscal and monetary policy, and investor sentiment.


In general, the fund seeks to invest in companies that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. In addition, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.


Wellington Management's strategy of bottom up stock selection also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on the fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails substantial financial risk related to such companies.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


         2002              -24.59%
         2003               28.37%
         2004                3.16%
         2005                9.88%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 14.57% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -18.83% (2ND QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                            SINCE
                                                                                          INCEPTION
                                                                                           (APRIL 30,
                                                                                1 YEAR       2001)
Class IA                                                                          9.88%          2.85%
S&P 500 Index (reflects no deduction for fees or expenses)                        4.91%          1.69%


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]



                                                                                          CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                             Not applicable
Maximum deferred sales charge (load)                                                      Not applicable
Exchange fees                                                                             None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees (1)                                                                                 0.85%
Distribution and service (12b-1) fees                                                               None
Other expenses                                                                                      0.05%
Total operating expenses                                                                            0.90%



(1) Effective November 1, 2005, HL Advisors voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.75%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                          CLASS IA
EXPENSES
(with or without redemption)
Year 1                                                                                     $_____
Year 3                                                                                     $_____
Year 5                                                                                     $_____
Year 10                                                                                    $_____


SUB-ADVISER

Wellington Management


PORTFOLIO MANAGERS


Steven T. Irons


     - Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management


     -    Portfolio manager of the fund since May 2005

     -    Joined Wellington Management as an investment professional in 1993


Peter I. Higgins, CFA

     -    Vice President and Equity Portfolio Manager of Wellington Management

     - Involved in Portfolio Management and securities analysis of the equity portion of the fund since November 2005

     -    Joined Wellington Management as an investment professional in October
          2005

     - Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD GLOBAL ADVISERS HLS FUND

INVESTMENT GOAL. The Hartford Global Advisers HLS Fund seeks maximum long-term total rate of return.

PRINCIPAL INVESTMENT STRATEGY. The fund consists of a diversified portfolio of securities covering a broad range of countries, industries and companies. Under normal circumstances, the fund diversifies its investments among at least three countries, one of which may be the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund invests in securities denominated in both U.S. dollars and foreign currencies that are traded in the U.S. or in foreign securities markets, or both.

The fund actively allocates its assets among three categories:


     -    equity securities,

     -    debt securities, and

     -    money market instruments.

The equity portion of the fund invests in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or national competitive positions. The equity portion of the fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI World Index. The fund's investments in equity securities are substantially similar to the equity securities permitted for the Hartford Global Leaders HLS Fund.


Debt securities (other than money market securities) in which the fund may invest include investment grade securities assigned a bond rating within the four highest categories by Moody's or S&P, or unrated securities determined by Wellington Management to be of comparable quality. In addition, the fund may invest up to 15% of its total assets in high-yield, high-risk debt securities, commonly know as "junk bonds." Such securities may be rated as low as "C" by Moody's or S&P, or, if unrated, be of comparable quality as determined by Wellington Management.

Asset allocation decisions are based upon Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values and attractiveness of each asset category. Wellington Management does not attempt to make short-term market timing decisions among asset categories and asset allocation is within Wellington Management's discretion. As a result, shifts in asset allocation are expected to be gradual and continuous and the fund normally has some portion of its assets invested in each asset category. There is no limit on the amount of fund assets that may be allocated to each asset category.


The fund may utilize derivatives to manage portfolio risk and to replicate securities the fund could buy that are not currently available in the market. Such derivatives may include (but are not limited to) transactions designed to minimize the impact of currency movements on the fund.

[For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded ____%.]


MAIN RISKS. The primary risks of this fund are stock market risk, interest rate risk, credit risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


Successful use of derivatives by the fund depends upon the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.


Manager allocation risk refers to the possibility that the portfolio managers could allocate assets in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


         1996              12.25%
         1997               5.52%
         1998              13.35%
         1999              23.16%
         2000              -6.63%
         2001              -6.25%
         2002              -8.95%
         2003              22.26%
         2004              12.75%
         2005               3.37%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 13.17% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -10.68% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                    1 YEAR    5 YEARS    10 YEARS
Class IA                                                              3.37%      3.99%       6.46%
Morgan Stanley Capital International World Index
(reflects no deduction for fees or expenses)                         10.02%      2.64%       7.47%
Morgan Stanley Capital International World Growth Index
(reflects no deduction for fees or expenses)                          9.74%      0.38%       5.92%

Lehman Brothers Global Aggregate Index USD Hedged
(reflects no deduction for fees or expenses)                         -4.49%      6.81%       5.35%



INDICES: The Morgan Stanley Capital International ("MSCI") World Index is a broad-based unmanaged market capitalization weighted total return index which measures performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.



The Morgan Stanley Capital International ("MSCI") World Growth Index is a broad-based unmanaged market capitalization weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

The fund has changed its benchmark from the Morgan Stanley Capital International World Index to the Morgan Stanley Capital International World Growth Index because the fund's investment manager believes that the Morgan Stanley Capital International World Growth Index is better suited to the investment strategy of the fund.


The Lehman Brothers Global Aggregate Index USD Hedged ("Lehman Brothers Global Aggregate Index") provides a broad-based measure of the global investment-grade fixed income markets (the three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices; it also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities). You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                                     CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                        Not applicable
Maximum deferred sales charge (load)                                                 Not applicable
Exchange fees                                                                        None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                                                0.76%
Distribution and service (12b-1) fees                                                          None
Other expenses                                                                                 0.08%
Total operating expenses                                                                       0.84%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                     CLASS IA
EXPENSES
(with or without redemption)
Year 1                                                                                $______
Year 3                                                                                $______
Year 5                                                                                $______
Year 10                                                                               $______


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT


The equity component of the fund is managed by Wellington Management using a team of investment professionals led by Andrew S. Offit.

Andrew S. Offit


     -    Senior Vice President and Equity Portfolio Manager of Wellington
          Management


     - Portfolio manager of the equity component of the fund since 2001 and associate manager of the equity component of the fund since 1997

     -    Joined Wellington Management as an investment professional in 1997

Jean-Marc Berteaux


     -    Vice President and Equity Portfolio Manager of Wellington Management


     -    Joined Wellington Management as an investment professional in 2001

     - Involved in portfolio management and securities analysis of the equity component of the fund since 2004

     -    Investment professional at John Hancock Funds (1998-2001)

The debt component of the fund is managed by Wellington Management using a team of investment professionals led by Robert L. Evans.

Robert L. Evans


     - Senior Vice President and Fixed Income Portfolio Manager of Wellington Management


     - Portfolio manager of the debt component of the fund since inception (March 1995)

     -    Joined Wellington Management as an investment professional in 1995

Scott M. Elliott, CFA


     -    Senior Vice President and Equity Portfolio Manager of Wellington
          Management


     -    Portfolio manager of the asset allocation of the fund since 2001

     -    Joined Wellington Management as an investment professional in 1994


-    Matthew D. Hudson, CFA

     -    Vice President and Equity Portfolio Manager of Wellington Management

     -    Joined Wellington Management as an investment professional in 2005

     - Involved in portfolio management and securities analysis for the fund since March 2006

     - Portfolio Manager and Analyst at American Century Investment Management (2000-2005)

-    Evan S. Grace, CFA

     - Vice President and Director of Asset Allocation Research of Wellington Management

     -    Joined Wellington Management as an investment professional in 2003

     - Involved in portfolio management and securities analysis for the fund since 2006

     -    Investment professional at State Street Research (1993-2003)


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD GLOBAL COMMUNICATIONS HLS FUND

INVESTMENT GOAL. The Hartford Global Communications HLS Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of communications-related companies worldwide. The fund takes a broad approach to investing in the communications sector. It may invest in communications-related companies, including companies that: manufacture and distribute communications equipment; provide traditional local and long-distance telephone service and equipment; provide cellular, paging and local and wide area product networks or equipment; or provide satellite, microwave and cable television or equipment; and companies developing new communications technologies. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country. The fund may invest up to 50% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.


The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses its in-depth knowledge of the communications sector to select companies with the following attributes:


     - the current market price of its stock is at the low end of its historical relative valuation range, or

     - a positive change in operating results is anticipated but not yet reflected in the price of its stock, or

     -    unrecognized or undervalued assets, and

     - management that demonstrates that it can convert the above factors into shareholder value.


The fund will consider selling a security when:


     -    its target price is achieved,

     - expectations of future earnings/returns of its issuer are reduced due to fundamental changes in the issuer's business prospects, or

     - equity securities of other comparable issuers in an industry are available at more attractive prices.

The fund will be relatively focused with regard to both position size and the industries comprising the communications sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the communications sector, including telecommunication services and media. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors affecting the communications sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, issuers in this industry may often have close affiliations with each other (e.g., tracking stocks, joint ventures, crossholdings). Therefore, single issuer limits may not insulate against specific company risk.

Fierce competition in many industries of the communications sector may cause companies to significantly reduce the prices of their products, which can reduce the companies' profitability. Should this occur throughout the sector, the value of the fund's investment portfolio could decline substantially. In addition, companies in this sector can suffer significant adverse effects from obsolescence of existing equipment, short product cycles and new market entrants. Such effects could reduce such companies' profitability and the market value of their securities. Finally, companies in this sector, particularly telephone operating companies, are often subject to government regulation of rates of return and services that can be offered. Overall, the fund's returns may be more volatile than those of a fund that is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


         2001               -35.74%
         2002               -29.36%
         2003                60.37%
         2004                23.21%
         2005                18.61%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 29.83% (4TH QUARTER, 2004) AND THE LOWEST QUARTERLY RETURN WAS -22.63% (2ND QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                                         SINCE
                                                                                                       INCEPTION
                                                                                                     (DECEMBER 27,
                                                                                1 YEAR    5 YEARS        2000)
Class IA                                                                         18.61%      1.24%            1.20%
S&P 500 Index (reflects no deduction for fees or expenses)                        4.91%      0.55%            0.55%(1)
MSCI AC (All Country) World Free Telecommunication Services Index
(reflects no deduction for fees or expenses)                                     -4.93%     -4.52%           -4.52%(1)


(1)  Return is from 12/31/00.

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


The MSCI AC (All Country) World Telecommunication Services Index is a free float-adjusted market capitalization index which measures the performance of companies within the telecommunications sector across both developed and emerging market countries. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]



                                                                                CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                   Not applicable
Maximum deferred sales charge (load)                                            Not applicable
Exchange fees                                                                   None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees (1)                                                                       0.85%
Distribution and service (12b-1) fees                                                     None
Other expenses                                                                            0.16%
Total operating expenses                                                                  1.01%



(1) Effective September 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees. While such waiver is in effect the management fee is 0.40%. This management fee waiver may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                CLASS IA
EXPENSES
(with or without redemption)
Year 1                                                                          $______
Year 3                                                                          $______
Year 5                                                                          $______
Year 10                                                                         $______


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

The fund has been managed by a team of global industry analysts that specialize in the communications industry since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the communications industry are made collectively by the team.

Archana Basi


     -    Vice President and Global Industry Analyst of Wellington Management


     -    Joined Wellington Management as an investment professional in 2001

     - Involved in portfolio management and securities analysis for the fund since 2002 focused primarily on the global telecommunications services and long distance carrier sectors

     -    Investment professional at T. Rowe Price (1998-2001)

David Nincic


     -    Vice President and Global Industry Analyst of Wellington Management


     -    Joined Wellington Management as an investment professional in 1999

     - Involved in portfolio management and securities analysis for the fund since inception (December 2000) focused primarily on the wireless telecommunications sector

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND

INVESTMENT GOAL. The Hartford Global Financial Services HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of financial services-related companies worldwide. The fund takes a broad approach to investing in the financial services sector. It may invest in financial services-related companies, including banks, savings and loan associations (and other thrifts), mortgage banking companies, insurance companies, securities brokers, asset management companies, leasing companies and consumer and industrial finance companies. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

Because the financial services sector requires large pools of accumulated capital and stable economic, legal and political institutions, the vast majority of the world's market value in financial services stocks is located in North America and western Europe. Therefore the fund invests most of its assets in companies located in these two geographical regions. Wellington Management uses its in-depth knowledge of the financial services sector to assess the competitive situation and consolidation dynamics in each region.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses this "bottom-up" approach to identify stocks with favorable risk/reward profiles.

A stock is considered to have a strong risk/reward profile if its issuer exhibits one or more of the following attributes:


     -    management focuses on rewarding shareholders,

     -    market expectations of future earnings are too low,

     - market value does not reflect the fact that earnings are understated due to conservative accounting,

     - market value does not reflect the true value of the issuer's component businesses and there is some reason to believe that this disparity will not persist,

     - it is an outstanding company but the stock is available at an average price because of the market's temporary indifference to quality, or

     - its strength in a distinct product or geographic area makes it attractive to potential acquirers.


The fund will consider selling a security when:


     - its issuer's management no longer appears to promote shareholder value,

     -    market expectations of future earnings are too high,

     - it can sell the security of an outstanding company at a significant premium due to the market's temporary overemphasis on quality,

     - market value exceeds the true value of the issuer's component businesses,

     - market value does not reflect the fact that earnings are overstated due to aggressive accounting,

     - market value does not reflect the risk of potential problems in an important business component, or

     - equity securities of other comparable issuers in an industry are available at more attractive prices.

The fund will be relatively focused with regard to both position size and the industries comprising the financial services sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any size capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the financial services sector, including banks, diversified financials, and insurance. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors affecting the financial services sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effect on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Each industry of the financial services sector is subject to extensive government regulation which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge, and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions. Insurance companies can be subject to severe price competition. The financial services sector generally is undergoing rapid change as existing distinctions among financial service industries diminish. For example, recent mergers have combined insurance, finance and securities brokerage under single ownership. Likewise, some primarily retail companies have expanded into the securities brokerage and insurance industries.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


         2001               -5.72%
         2002              -18.87%
         2003               30.29%

         2004               12.35%
         2005               10.42%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.68% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -20.26% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                                        SINCE
                                                                                                      INCEPTION
                                                                                                     (DECEMBER 27,
                                                                                1 YEAR    5 YEARS        2000)
Class IA                                                                         10.42%      4.33%            4.30%
S&P 500 Index (reflects no deduction for fees or expenses)                        4.91%      0.55%            0.55%(1)
MSCI Finance ex Real Estate Index (reflects no deduction for fees or expenses)   11.28%      4.72%            4.72%(1)


(1)  Return is from 12/31/00.

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The MSCI Finance ex Real Estate Index includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]



                                                                                          CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                             Not applicable
Maximum deferred sales charge (load)                                                      Not applicable
Exchange fees                                                                             None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees (1)                                                                                 0.85%
Distribution and service (12b-1) fees                                                               None
Other expenses                                                                                      0.13%
Total operating expenses                                                                            0.98%



(1) Effective September 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees. While such waiver is in effect, the management fee is 0.40%. This management fee waiver may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                          CLASS IA
EXPENSES
(with or without redemption)
Year 1                                                                                     $____
Year 3                                                                                     $____
Year 5                                                                                     $____
Year 10                                                                                    $____


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

This fund has been managed by a team of global industry analysts that specialize in the financial services industry since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the financial services industry are made collectively by the team.

Mark T. Lynch


     -    Senior Vice President and Global Industry Analyst of Wellington
          Management


     -    Joined Wellington Management as an investment professional in 1994

     - Involved in portfolio management and securities analysis for the fund since inception (December 2000) focused primarily on the banking sector

Theodore E. Shasta


     -    Senior Vice President and Global Industry Analyst of Wellington
          Management


     -    Joined Wellington Management as an investment professional in 1996

     - Involved in portfolio management and securities analysis for the fund since inception (December 2000) focused primarily on the insurance sector

Jennifer L. Nettesheim


     -    Vice President and Global Industry Analyst of Wellington Management


     -    Joined Wellington Management as an investment professional in 2002

     - Involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the capital markets sector

     -    Investment professional at Fidelity Investments (1997-2002)

Andrew R. Heiskell


     -    Vice President and Global Industry Analyst of Wellington Management


     -    Joined Wellington Management as an investment professional in 2002

     - Involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the consumer and mortgage finance sectors

     - Investment professional at Merrill Lynch (1995-1999) and in graduate school at the University of Chicago Graduate School of Business (2001)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD GLOBAL HEALTH HLS FUND

INVESTMENT GOAL. The Hartford Global Health HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends, and individual company business franchises. The fund will seek to exploit favorable trends for the health care sector including demographics.

The fund will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Investments in the fund are allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.


Stocks considered for purchase by the fund typically share one or more of the following attributes:

     -    the company's business franchise is temporarily mispriced,

     -    the market under-values the new product pipelines,

     - the company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad), or

     -    the company is a target of opportunity due to industry consolidation.


Stocks will be considered for sale from the fund when:


     -    target prices are achieved,

     -    fundamental expectations are not met, or

     -    a company's prospects become less appealing.


Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors.


The fund will be relatively focused with regard to both position size and the industries comprising the health care sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the health care sector, including pharmaceuticals, medical products and health services. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of securities and the fund's overall performance. Government regulation could have a significant, adverse impact on the price and availability of a company's products and services. Lawsuits and regulatory proceedings which may be brought against the issuers of securities could also adversely impact the market value of securities and the fund's overall performance. Companies in which the fund may invest can be significantly affected by, among other things, patent considerations, intense competition and rapid technological change and obsolescence.

Foreign investments may be more risky than domestic investments. Investments in the securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


         2001                 2.04%
         2002               -16.97%
         2003                32.31%
         2004                12.80%
         2005                12.43%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 21.57% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -14.75% (2ND QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                                         SINCE
                                                                                                       INCEPTION
                                                                                1 YEAR    5 YEARS    (MAY 1, 2000)
Class IA                                                                         12.43%      7.29%           14.04%
S&P 500 Index (reflects no deduction for fees or expenses)                        4.91%      0.55%           -1.06%(1)
Goldman Sachs Health Care Index (reflects no deduction for fees or expenses)     12.11%      0.39%            5.03%(1)


(1)  Return is from 4/30/00.

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Goldman Sachs Health Care Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                                CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                   Not applicable
Maximum deferred sales charge (load)                                            Not applicable
Exchange fees                                                                   None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                                           0.83%
Distribution and service (12b-1) fees                                                     None
Other expenses                                                                            0.05%
Total operating expenses                                                                  0.88%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                CLASS IA
EXPENSES
(with or without redemption)
Year 1                                                                           $_____
Year 3                                                                           $_____
Year 5                                                                           $_____
Year 10                                                                          $_____


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

This fund has been managed by a team of global industry analysts that specialize in the health care sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among the various sectors within the healthcare industry are made collectively by the team.

Joseph H. Schwartz


     -    Senior Vice President and Global Industry Analyst of Wellington
          Management


     -    Joined Wellington Management as an investment professional in 1983

     - Involved in portfolio management and securities analysis for the fund since inception (May 2000) focused primarily on the medical technology sector

Jean M. Hynes


     -    Senior Vice President and Global Industry Analyst of Wellington
          Management


     - Joined Wellington Management in 1991 and has been an investment professional since 1993

     - Involved in portfolio management and securities analysis for the fund since inception (May 2000) focused primarily on the pharmaceutical and biotechnology sectors

Ann C. Gallo


     -    Senior Vice President and Global Industry Analyst of Wellington
          Management


     -    Joined Wellington Management as an investment professional in 1998

     - Involved in portfolio management and securities analysis for the fund since inception (May 2000) focused primarily on the healthcare services sector

Kirk J. Mayer


     -    Vice President and Global Industry Analyst of Wellington Management


     -    Joined Wellington Management as an investment professional in 1998

     - Involved in portfolio management and securities analysis for the fund since inception (May 2000) focused primarily on the imaging, genomics and biotechnology sectors

Robert L. Deresiewicz


     -    Vice President and Global Industry Analyst of Wellington Management


     -    Joined Wellington Management as an investment professional in 2000

     - Involved in portfolio management and securities analysis for the fund since 2004 focused primarily on the biotechnology sector

     - Assistant Professor of Medicine at the Harvard Medical School and an Associate Physician in the Division of Infectious Diseases at the Brigham and Women's Hospital (1987-1998), and in graduate school at the Harvard Business School (2000)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD GLOBAL LEADERS HLS FUND

INVESTMENT GOAL. The Hartford Global Leaders HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks issued by companies worldwide. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.

Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among at least five countries, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI World Index.


The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI World Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. The portfolio is fairly concentrated and may exhibit a relatively high degree of tracking risk.


For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded [______]%.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


         1999               50.37%
         2000               -7.06%
         2001              -16.58%
         2002              -19.51%
         2003               35.57%
         2004               19.19%
         2005                2.59%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 32.82% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -20.03% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                              SINCE INCEPTION
                                                                               (SEPTEMBER 30,
                                                           1 YEAR   5 YEARS        1998)
Class IA                                                     2.59%     2.17%         10.41%
Morgan Stanley Capital International World Index
(reflects no deduction for fees or expenses)                10.02%     2.64%          5.81%
Morgan Stanley Capital International World Growth Index
(reflects no deduction for fees or expenses)                 9.74%     0.38%          3.17%



INDICES: The Morgan Stanley Capital International World Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

The Morgan Stanley Capital International World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

The fund has changed its benchmark from the Morgan Stanley Capital International World Index to the Morgan Stanley Capital International World Growth Index because the fund's investment manager believes that the Morgan Stanley Capital International World Growth Index is better suited to the investment strategy of the fund.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                              CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                 Not applicable
Maximum deferred sales charge (load)                                          Not applicable
Exchange fees                                                                 None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                                         0.71%
Distribution and service (12b-1) fees                                                   None
Other expenses                                                                          0.07%
Total operating expenses                                                                0.78%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                              CLASS IA
EXPENSES
(with or without redemption)
Year 1                                                                          $___
Year 3                                                                          $___
Year 5                                                                          $___
Year 10                                                                         $___


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Andrew S. Offit


     -    Senior Vice President and Equity Portfolio Manager of Wellington
          Management


     -    Portfolio manager of the fund since inception (September 1998)

     -    Joined Wellington Management as an investment professional in 1997

Jean-Marc Berteaux


     -    Vice President and Equity Portfolio Manager of Wellington Management


     -    Joined Wellington Management as an investment professional in 2001

     - Involved in portfolio management and securities analysis for the fund since 2001

     -    Investment professional at John Hancock Funds (1998-2001)


Matthew D. Hudson, CFA

     -    Vice President and Equity Portfolio Manager of Wellington Management

     -    Joined Wellington Management as an investment professional in 2005

     - Involved in portfolio management and securities analysis for the fund since March 2006

     - Portfolio Manager and Analyst at American Century Investment Management (2000-2005)


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD GLOBAL TECHNOLOGY HLS FUND

INVESTMENT GOAL. The Hartford Global Technology HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of technology-related companies worldwide. The fund takes a broad approach to investing in the technology sector. It may invest in technology-related companies, including companies in the computer software, computer hardware, semiconductors and equipment, communications equipment, internet, and emerging technology-related subsectors. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The focus of the fund's investment process is stock selection through fundamental analysis. The fund's approach to investing in the technology sector is based on analyzing the competitive outlook for various subsectors of the technology sector, identifying those subsectors likely to benefit from the current and expected future environment and identifying individual opportunities.

Wellington Management's evaluation of technology companies rests on its solid knowledge of the overall competitive environment, including supply and demand characteristics, secular trends, existing product evaluations and new product developments within the technology sector. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Subsector allocation within the fund reflects Wellington Management's opinion of the relative attractiveness of stocks within the subsectors of the technology sector, near term macroeconomic events that may detract or enhance the subsector's attractiveness and the number of underdeveloped opportunities in each subsector. Opportunities dictate the magnitude and frequency of changes in asset allocation across the major subsectors of the technology sector. Some representation is typically maintained in each major subsector of the technology sector.


Stocks considered for purchase by the fund typically share one or more of the following attributes:

     -    a positive change in operating results is anticipated,

     -    unrecognized or undervalued capabilities are present, or

     - the quality of management indicates that these factors will be converted to shareholder value.


Stocks will be considered for sale from the fund when:


     -    target prices are achieved.

     - earnings and/or return expectations are reduced due to fundamental changes in the company's operating outlook, or

     -    more attractive value in a comparable company is available.

The fund will be relatively focused with regard to both position size and the industries comprising the technology sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the technology sector, including computers and computer equipment, software and computer services, electronics, and communication equipment. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Competition in the sector may cause technology companies to cut prices significantly, which can adversely affect the profitability of companies that make up the fund's portfolio. In addition, because of rapid technological developments, products or services which are offered by technology companies may become obsolete or may be produced for a relatively short time, which could adversely affect the price of the issuers' securities. This means that the fund's returns may be more volatile than the returns of a fund which is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


         2001              -22.81%
         2002              -38.59%
         2003               61.50%
         2004                1.35%
         2005               11.15%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 40.28% (4TH QUARTER, 2001) AND THE LOWEST QUARTERLY RETURN WAS -38.32% (3RD QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                                                      SINCE
                                                                                                                    INCEPTION
                                                                                             1 YEAR    5 YEARS    (MAY 1, 2000)
Class IA                                                                                      11.15%     -2.92%          -10.29%
S&P 500 Index (reflects no deduction for fees or expenses)                                     4.91%      0.55%           -1.06%(1)
Goldman Sachs Technology Composite Index (reflects no deduction for fees or expenses)          2.04%     -7.13%          -14.68%(1)


(1)  Return is from 4/30/00.

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on United States-headquartered technology companies. Stocks in the index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                                CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                   Not applicable
Maximum deferred sales charge (load)                                            Not applicable
Exchange fees                                                                   None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                                           0.85%
Distribution and service (12b-1) fees                                                     None
Other expenses                                                                            0.06%
Total operating expenses                                                                  0.91%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                CLASS IA
EXPENSES
(with or without redemption)
Year 1                                                                            $____
Year 3                                                                            $____
Year 5                                                                            $____
Year 10                                                                           $____


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

This fund has been managed by a team of global industry analysts that specialize in the technology sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the technology industry are made collectively by the team.

Scott E. Simpson


     -    Senior Vice President and Global Industry Analyst of Wellington
          Management

     -    Joined Wellington Management as an investment professional in 1995

     - Involved in portfolio management and securities analysis for the fund since inception (May 2000) focused primarily on the software and internet sectors

John F. Averill


     -    Senior Vice President and Global Industry Analyst of Wellington
          Management


     -    Joined Wellington Management as an investment professional in 1994

     - Involved in portfolio management and securities analysis for the fund since inception (May 2000) focused primarily on the communications equipment and components sectors

Eric C. Stromquist


     -    Senior Vice President and Global Industry Analyst of Wellington
          Management


     -    Joined Wellington Management as an investment professional in 1989

     - Involved in portfolio management and securities analysis for the fund since inception (May 2000) focused primarily on the semiconductor and computer hardware sectors

Bruce L. Glazer


     -    Vice President and Global Industry Analyst of Wellington Management


     -    Joined Wellington Management as an investment professional in 1997

     - Involved in portfolio management and securities analysis for the fund since inception (May 2000) focused primarily on the business information technology and computer services sectors

Anita M. Killian


     -    Vice President and Global Industry Analyst of Wellington Management


     -    Joined Wellington Management as an investment professional in 2000

     - Involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the communications equipment and components sectors




Vikram Murthy


     -    Vice President and Global Industry Analyst of Wellington Management


     -    Joined Wellington Management as an investment professional in 2001

     - Involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the integration and software analyst sectors

     - Business strategy manager in the Attractions division of the Walt Disney Company (1996-1999)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD GROWTH HLS FUND

INVESTMENT GOAL. The Hartford Growth HLS Fund seeks long term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include substantial growth, superior business management, strong cashflow generation, high margins, high return on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, cash flow and revenues.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.




PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


         2003              32.81%
         2004              12.49%
         2005               4.67%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.22% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -7.61% (1ST QUARTER, 2005).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                            SINCE
                                                                                          INCEPTION
                                                                                          (APRIL 30,
                                                                                1 YEAR      2002)
Class IA                                                                          4.67%         8.59%
Russell 1000 Growth Index (reflects no deduction for fees or expenses)            5.26%         4.37%


INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                                CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                   Not applicable
Maximum deferred sales charge (load)                                            Not applicable
Exchange fees                                                                   None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                                           0.81%
Distribution and service (12b-1) fees                                                     None
Other expenses                                                                            0.05%
Total operating expenses                                                                  0.86%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                CLASS IA
EXPENSES
(with or without redemption)
Year 1                                                                           $____
Year 3                                                                           $____
Year 5                                                                           $____
Year 10                                                                          $____


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Andrew J. Shilling, CFA


     -    Senior Vice President and Equity Portfolio Manager of Wellington
          Management


     -    Portfolio manager of the fund since inception (April 2002)

     -    Joined Wellington Management as an investment professional in 1994

John A. Boselli


     -    Senior Vice President and Equity Portfolio Manager of Wellington
          Management


     -    Joined Wellington Management as an investment professional in 2002

     - Involved in portfolio management and securities analysis for the fund since 2002

     -    Investment professional with Putnam Investments Incorporated
          (1996-2002)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD GROWTH OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford Growth Opportunities HLS Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


          1996             16.41%
          1997             12.42%
          1998             19.01%
          1999             55.17%
          2000              3.99%
          2001            -22.85%

          2002            -27.65%
          2003             43.79%
          2004             17.18%
          2005             16.31%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 44.29% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -23.35% (1ST QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                1 YEAR    5 YEARS    10 YEARS
Class IA(1)                                                                      16.31%      1.81%      10.64%
Russell 3000 Growth Index (reflects no deduction for fees or expenses)            5.17%     -3.16%       6.48%


(1) The fund's shares were re-designated IA shares on April 30, 2002.

INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                                        CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                           Not applicable
Maximum deferred sales charge (load)                                                    Not applicable
Exchange fees                                                                           None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                                                   0.61%
Distribution and service (12b-1) fees                                                             None
Other expenses                                                                                    0.02%
Total operating expenses                                                                          0.63%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                        CLASS IA
EXPENSES
(with or without redemption)
Year 1                                                                                    $___
Year 3                                                                                    $___
Year 5                                                                                    $___

Year 10                                                                                   $___


SUB-ADVISER

Wellington Management


PORTFOLIO MANAGERS


Michael T. Carmen, CFA


     -    Senior Vice President and Equity Portfolio Manager of Wellington
          Management


     -    Portfolio manager of the fund since April 2001

     -    Joined Wellington Management as an investment professional in 1999


-    Mario E. Abularach

     -    Vice President and Equity Research Analyst of Wellington Management

     -    Joined Wellington Management as an investment professional in 2001

     - Involved in portfolio management and securities analysis for the fund since January 2006

     -    Research analyst at JLF Asset Management (2000)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD HIGH YIELD HLS FUND

INVESTMENT GOAL. The Hartford High Yield HLS Fund seeks high current income. Growth of capital is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." The fund will invest no more than 10% of total assets in securities rated below "B3" by Moody's or "B-" by S&P, or, if unrated, determined to be of comparable quality by Hartford Investment Management. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years. The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities within selected industries that appear from a yield perspective to be attractive. Hartford Investment Management assesses such factors as the company's business environment, balance sheet, income statement, anticipated earnings and management team.

The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as Hartford Investment Management expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.


Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and on the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


           1999             4.70%
           2000             1.03%
           2001             2.69%
           2002            -6.89%
           2003            23.18%
           2004             7.40%
           2005             2.13%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 8.34% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -5.94% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                 SINCE INCEPTION
                                                          1 YEAR    5 YEARS       (SEPTEMBER 30,
                                                                                      1998)
Class IA                                                    2.13%      5.26%                4.92%
Lehman Brothers High Yield Corporate Index (reflects
no deduction for fees or expenses)                          2.74%      8.85%                5.79%



INDEX: The Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission ("SEC"). You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]



                                                                                CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                   Not applicable
Maximum deferred sales charge (load)                                            Not applicable
Exchange fees                                                                   None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees (1)                                                                       0.72%
Distribution and service (12b-1) fees                                                     None
Other expenses                                                                            0.05%
Total operating expenses                                                                  0.77%



(1) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.67%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                CLASS IA
EXPENSES
(with or without redemption)
Year 1                                                                            $___
Year 3                                                                            $___
Year 5                                                                            $___
Year 10                                                                           $___


SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGERS


Mark Niland, CFA

     -    Executive Vice President of Hartford Investment Management

     -    Co-portfolio manager of the fund since September 2005

     - Joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.

Nasri Toutoungi

     -    Managing Director of Hartford Investment Management

     -    Co-portfolio manager of the fund since September 2005

     -    Joined Hartford Investment Management in 2003

     - Previously, Managing Director of Blackrock, Inc. from 1998 to January 2002, and a Director and Partner of Rogge Global Partners from 1997 to 1998


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD INDEX HLS FUND

INVESTMENT GOAL. The Hartford Index HLS Fund seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.

PRINCIPAL INVESTMENT STRATEGY. The fund uses the Standard & Poor's 500 Composite Stock Price Index (the "Index") as its standard performance comparison because it represents a significant proportion of the total market value of all common stocks, is well known to investors and, in Hartford Investment Management's opinion, is representative of the performance of publicly-traded common stocks. Therefore, the fund attempts to approximate the capital performance and dividend income of the Index.


The portfolio manager generally invests in no fewer than 495 stocks included in the Index. Hartford Investment Management selects stocks for the fund's portfolio after taking into account their individual weights in the Index. Temporary cash balances may be invested in short-term money market instruments. The Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's Corporation ("S&P")(1) chooses the stocks to be included in the Index on a proprietary basis. The Index is float adjusted, meaning that each company's number of shares in the Index represents the total shares available to investors. This index methodology excludes significant share positions that are closely held by other publicly traded companies, control groups, or government agencies. The weightings of stocks in the Index are based on each stock's relative market value available in the public market, that is, its market price per share times the number of shares outstanding times its investable weight factor. Because of this weighting, as of December 31, 2005, approximately 43.78 percent of the Index was composed of the forty largest companies, the five largest being General Electric Company, Exxon Mobil Corporation, Citigroup, Inc., Microsoft Corporation, and Bank of America Corporation.


Hartford Investment Management does not attempt to "manage" the fund's portfolio in the traditional sense, using economic, financial and market analysis, nor does the adverse financial situation of a company directly result in its elimination from the fund's portfolio unless, of course, the company is removed from the Index. From time to time administrative adjustments may be made in the fund's portfolio because of mergers, changes in the composition of the Index and similar reasons.

The fund's ability to approximate the performance of the Index depends to some extent on the size of cash flows into and out of the fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the fund's portfolio to the Index, to the maximum practicable extent.

The fund's portfolio is broadly diversified by industry and company.

(1) "Standard & Poor's"(R), "S&P"(R), "S&P 500"(R), "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford Life Insurance Company.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

          1996            22.09%
          1997            32.61%
          1998            28.06%
          1999            20.49%
          2000            -9.50%
          2001           -12.31%
          2002           -22.45%
          2003            28.13%
          2004            10.39%
          2005             4.50%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 21.17% (4TH QUARTER, 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.30% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                1 YEAR      5 YEARS     10 YEARS
Class IA                                                                          4.50%        0.10%        8.56%
S&P 500 Index (reflects no deduction for fees or expenses)                        4.91%        0.55%        9.07%


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]



                                                                                CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                   Not applicable
Maximum deferred sales charge (load)                                            Not applicable
Exchange fees                                                                   None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees (1)                                                                       0.39%
Distribution and service (12b-1) fees                                                     None
Other expenses                                                                            0.04%
Total operating expenses                                                                  0.43%



(1) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.29%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                CLASS IA
EXPENSES
(with or without redemption)
Year 1                                                                            $__
Year 3                                                                            $___
Year 5                                                                            $___
Year 10                                                                           $___


SUB-ADVISER

Hartford Investment Management


PORTFOLIO MANAGER


Edward C. Caputo, CFA


     -    Assistant Vice President of Hartford Investment Management


     -    Manager of the fund since March 4, 2005

     -    Joined Hartford Investment Management in 2001

     - Investment professional involved in trading, portfolio management and investment research since 2000


The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

INVESTMENT GOAL. The Hartford International Capital Appreciation HLS Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. Under normal circumstances, the fund diversifies its investments among at least five countries. There are no limits on the amount of the fund's assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.


The fund's investment strategy is to invest in high-quality growth companies in international markets. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI EAFE Index.

The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI EAFE Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. The portfolio is fairly concentrated and may exhibit a relatively high degree of tracking risk.

[For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded _____%.]


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on growth companies with market capitalizations above $2 billion significantly influences its performance. Stocks of companies with market capitalizations above $2 billion as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will influence performance significantly. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.


[The fund trades securities very actively, which increases its transaction costs (thus affecting performance.).]


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


         2002              -17.21%
         2003               51.02%
         2004               24.72%
         2005                6.16%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 24.98% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -20.57% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                            SINCE
                                                                                          INCEPTION
                                                                                          (APRIL 30,
                                                                                1 YEAR       2001)
Class IA                                                                          6.16%         7.85%
MSCI EAFE Index (reflects no deduction for fees or expenses)                     14.02%         7.10%
MSCI EAFE Growth Index (reflects no deduction for fees or expenses)              13.64%         4.93%



INDEX: The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. You cannot invest directly in an index.

The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index ("MSCI EAFE Growth Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of growth securities with the MSCI EAFE Index. You cannot invest directly in an index.

The fund has changed its benchmark from the MSCI EAFE Index to the MSCI EAFE Growth Index because the fund's investment manager believes that the MSCI EAFE Growth Index is better suited to the investment strategy of the fund.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                                      CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                         Not applicable
Maximum deferred sales charge (load)                                                  Not applicable
Exchange fees                                                                         None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                                                 0.85%
Distribution and service (12b-1) fees                                                           None
Other expenses                                                                                  0.12%
Total operating expenses                                                                        0.97%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                      CLASS IA
EXPENSES
(with or without redemption)
Year 1                                                                                  $___
Year 3                                                                                  $___
Year 5                                                                                  $___
Year 10                                                                                 $___


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Andrew S. Offit


     -    Senior Vice President and Equity Portfolio Manager of Wellington
          Management


     -    Portfolio manager of the fund since inception (April 2001)

     -    Joined Wellington Management as an investment professional in 1997

Jean-Marc Berteaux


     -    Vice President and Equity Portfolio Manager of Wellington Management


     -    Joined Wellington Management as an investment professional in 2001

     - Involved in portfolio management and securities analysis for the fund since 2001

     -    Investment professional at John Hancock Funds (1998-2001)


-    Matthew D. Hudson, CFA

     -    Vice President and Equity Portfolio Manager of Wellington Management

     -    Joined Wellington Management as an investment professional in 2005

     - Involved in portfolio management and securities analysis for the fund since March 2006

     - Portfolio Manager and Analyst at American Century Investment Management (2000-2005)


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND


INVESTMENT GOAL. The Hartford International Opportunities HLS Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. Under normal market conditions the fund diversifies its investments among at least three countries other than the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management uses a three-pronged investment strategy:

     - Wellington Management determines the relative attractiveness of the many countries in which the fund may invest based upon its analysis of the economic and political environment of each country.

     - Wellington Management also evaluates industries on a global basis to determine which industries offer the most potential for capital appreciation given current and projected global and local economic and market conditions.

     - Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.


In analyzing companies for investment, Wellington Management considers companies for inclusion in the fund's portfolio that are typically established, high-quality companies that operate in established markets. Characteristics of high-quality companies include a strong balance sheet, attractive industry trends, strong competitive advantages and attractive relative value within the context of a security's primary trading market. The fund may invest in securities of companies of any market capitalization. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to the MSCI AC World ex US Index. As of December 31, 2005, the range of market capitalizations of companies in the MSCI AC World ex US Index was between approximately $24 million and $222 billion.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


           1996            12.93%
           1997             0.34%
           1998            13.16%
           1999            39.86%
           2000           -17.10%
           2001           -18.73%
           2002           -17.93%
           2003            33.10%
           2004            18.08%
           2005            14.62%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.16% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -21.71% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                          1 YEAR   5 YEARS   10 YEARS
Class IA                                                                   14.62%     3.74%      5.97%
MSCI AC World ex US Index (reflects no deductions for fees or expenses)    17.11%     6.66%      6.70%


INDEX: The Morgan Stanley Capital International All Country World ex US ("MSCI AC World ex US") Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U. S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                                   CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                      Not applicable
Maximum deferred sales charge (load)                                               Not applicable
Exchange fees                                                                      None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                                              0.71%
Distribution and service (12b-1) fees                                                        None
Other expenses                                                                               0.09%
Total operating expenses                                                                     0.80%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                   CLASS IA
EXPENSES
(with or without redemption)
Year 1                                                                               $___
Year 3                                                                               $___
Year 5                                                                               $___
Year 10                                                                              $___


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Trond Skramstad


     - Senior Vice President and Co-Director of International Equity Management of Wellington Management


     -    Portfolio manager of the fund since 1994

     -    Joined Wellington Management as an investment professional in 1993

Nicolas M. Choumenkovitch


     -    Vice President and Equity Portfolio Manager of Wellington Management


     -    Joined Wellington Management as an investment professional in 1995

     - Involved in portfolio management and securities analysis for the fund since 2000




The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

INVESTMENT GOAL. The Hartford International Small Company HLS Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, of small capitalization companies. The fund defines small capitalization companies as companies with a market capitalization within the range of the S&P / Citigroup Extended Market Euro-Pacific Index. Under normal circumstances, the fund diversifies its investments among at least three countries. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest up to 15% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, local brokers, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.


A candidate for purchase in the portfolio is subjected to extensive fundamental analysis to include review of the following factors:


     -    a well-articulated business plan,

     -    experienced management,

     -    a sustainable competitive advantage, and

     -    strong financial characteristics.


In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth, and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities.

MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


         2002              -5.08%
         2003              53.73%
         2004              16.96%
         2005              18.60%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.67% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -17.70% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                                   SINCE
                                                                                                 INCEPTION
                                                                                                 (APRIL 30,
                                                                                       1 YEAR      2001)
Class IA                                                                                18.60%        14.76%
S&P/Citigroup Extended Market Euro-Pacific (EMI EPAC) Index (reflects no deduction
for fees or expenses)                                                                   22.08%        15.27%



INDEX: The S&P/Citigroup Extended Market Euro-Pacific (EMI EPAC) Index is a global equity index comprised of the smallest 20% of each country's market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the US and Canada. As of December 31, 2005, the range of market capitalizations of companies in the S&P/Citigroup Extended Market Euro-Pacific Index was between approximately $13.9 million and $18 billion. You cannot invest directly in an index.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                                                CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                                   Not applicable
Maximum deferred sales charge (load)                                                            Not applicable
Exchange fees                                                                                   None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                                                           0.85%
Distribution and service (12b-1) fees                                                                     None
Other expenses                                                                                            0.23%
Total operating expenses                                                                                  1.08%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                                CLASS IA
EXPENSES
(with or without redemption)
Year 1                                                                                            $____
Year 3                                                                                            $____
Year 5                                                                                            $____
Year 10                                                                                           $____


SUB-ADVISER

Wellington Management


PORTFOLIO MANAGERS

  Simon H. Thomas
     - Director and Equity Portfolio Manager of Wellington Management International Ltd (an affiliate of Wellington Management)

     -    Portfolio Manager of the fund since January 2006

     -    Joined the firm as an investment professional in 2002

     -    University of Chicago Business School (2000-2002)

     -    Manager at Arthur Andersen (1992-2000)

     Nikunj Hindocha
     - Associate Director and Equity Research Analyst of Wellington Management International Ltd (an affiliate of Wellington Management)

     - Involved in portfolio management and securities analysis for the fund since January 2006

     -    Joined the firm as an investment professional in 2003

     - Analyst on the European Small Cap Investment team at Baring Asset Management (1998-2003)

     Daniel Maguire
     - Equity Research Analyst of Wellington Management International Ltd (an affiliate of Wellington Management)

     - Involved in portfolio management and securities analysis for the fund since January 2006

     -    Joined the firm as an investment professional in 2004

     -    Equity Analyst at Insight Investment Management in the UK (2003-2004)

     -    Equity Analyst at HSBC Investment Bank (2000-2003)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD MIDCAP HLS FUND

AS OF AUGUST 16, 2004, EXCEPT FOR SHARES REPRESENTING REINVESTED CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, THE FUND NO LONGER OFFERS OR SELLS CLASS IA SHARES TO QUALIFIED RETIREMENT PLANS ("PLANS") OR TO SEPARATE ACCOUNTS OF INSURANCE COMPANIES ("SEPARATE ACCOUNTS"), EXCEPT AS FOLLOWS: (1) TO SEPARATE ACCOUNTS THROUGH WHICH GROUP VARIABLE ANNUITY CONTRACTS OR FUNDING AGREEMENTS ARE ISSUED TO CERTAIN QUALIFIED RETIREMENT PLANS AND CERTAIN STATE OR MUNICIPAL EMPLOYEE BENEFIT PLANS IN CONNECTION WITH SUCH CONTRACTS ISSUED BEFORE THAT DATE THAT OFFER THE FUND AS AN INVESTMENT OPTION, (2) TO SEPARATE ACCOUNTS THROUGH WHICH INDIVIDUAL OR "CORPORATE-OWNED" VARIABLE LIFE INSURANCE CONTRACTS ARE ISSUED IN CONNECTION WITH SUCH CONTRACTS ISSUED BEFORE THAT DATE THAT OFFER THE FUND AS AN INVESTMENT OPTION, (3) TO SEPARATE ACCOUNTS THROUGH WHICH INDIVIDUAL VARIABLE ANNUITY CONTRACTS ARE ISSUED IN CONNECTION WITH SUCH CONTRACTS ISSUED BEFORE AUGUST 16, 2004 THAT OFFER THE FUND AS AN INVESTMENT OPTION, SOLELY TO FACILITATE CERTAIN SYSTEMATIC INVESTMENT PROGRAMS OR ASSET ALLOCATION PROGRAMS IN WHICH OWNERS OF VARIABLE ANNUITY CONTRACTS ENROLLED PRIOR TO THAT DATE, (4) TO SEPARATE ACCOUNTS THROUGH WHICH INDIVIDUAL VARIABLE ANNUITY CONTRACTS WERE ISSUED BEFORE AUGUST 16, 2004 THAT OFFER THE FUND AS AN INVESTMENT OPTION, SOLELY TO FACILITATE TRANSFERS FROM ANOTHER SUBACCOUNT OR "FIXED" INVESTMENT OPTION UNDER CERTAIN OLDER CONTRACTS AS TO WHICH THE HARTFORD, AS A RESULT OF SETTLEMENT OF LITIGATION, MAY NOT RESTRICT TRANSFERS TO THE SUBACCOUNT INVESTING IN THE FUND, AND (5) DIRECTLY TO CERTAIN PLANS AND CERTAIN STATE OR MUNICIPAL EMPLOYEE BENEFIT PLANS TO WHICH SHARES WERE ISSUED BEFORE AUGUST 16, 2004 AND THAT OFFER THE FUND AS AN INVESTMENT OPTION.

INVESTMENT GOAL. The Hartford MidCap HLS Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P400 MidCap Indices. As of December 31, 2005, this range was between approximately $423 million and $18 billion. The fund favors high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund uses a bottom up investment strategy, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


           1998             26.57%
           1999             51.81%
           2000             25.42%
           2001             -3.62%
           2002            -14.22%
           2003             37.67%
           2004             16.44%
           2005             16.78%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 30.49% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -18.53% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                                       SINCE
                                                                                                     INCEPTION
                                                                                                     (JULY 14,
                                                                                1 YEAR    5 YEARS      1997)
Class IA                                                                         16.78%      9.13%       18.61%
S&P 400 MidCap Index (reflects no deduction for fees or expenses)                12.56%      8.61%       13.04%(1)


(1)  Return is from 6/30/97.


INDEX: The S&P 400 MidCap Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market. You cannot invest directly in an index.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                                       CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                          Not applicable
Maximum deferred sales charge (load)                                                   Not applicable
Exchange fees                                                                          None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                                                  0.66%
Distribution and service (12b-1) fees                                                            None
Other expenses                                                                                   0.04%
Total operating expenses                                                                         0.70%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                       CLASS IA
EXPENSES
(with or without redemption)
Year 1                                                                                   $___
Year 3                                                                                   $___
Year 5                                                                                   $___
Year 10                                                                                  $___


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Phillip H. Perelmuter


     -    Senior Vice President and Equity Portfolio Manager of Wellington
          Management


     -    Portfolio manager of the fund since inception (July 1997)

     -    Joined Wellington Management as an investment professional in 1995

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

HARTFORD MIDCAP VALUE HLS FUND

AS OF AUGUST 16, 2004, EXCEPT FOR SHARES REPRESENTING REINVESTED CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, THE FUND NO LONGER OFFERS OR SELLS CLASS IA SHARES TO PLANS OR TO SEPARATE ACCOUNTS, EXCEPT AS FOLLOWS: (1) TO SEPARATE ACCOUNTS THROUGH WHICH INDIVIDUAL VARIABLE LIFE INSURANCE CONTRACTS ARE ISSUED IN CONNECTION WITH SUCH CONTRACTS ISSUED BEFORE THAT DATE THAT OFFER THE FUND AS AN INVESTMENT OPTION, (2) TO SEPARATE ACCOUNTS THROUGH WHICH INDIVIDUAL VARIABLE ANNUITY CONTRACTS ARE ISSUED IN CONNECTION WITH SUCH CONTRACTS ISSUED BEFORE AUGUST 16, 2004 THAT OFFER THE FUND AS AN INVESTMENT OPTION, SOLELY TO FACILITATE CERTAIN SYSTEMATIC INVESTMENT PROGRAMS IN WHICH OWNERS OF VARIABLE ANNUITY CONTRACTS ENROLLED PRIOR TO THAT DATE, (3) TO SEPARATE ACCOUNTS THROUGH WHICH INDIVIDUAL VARIABLE ANNUITY CONTRACTS ARE ISSUED IN CONNECTION WITH SUCH CONTRACTS ISSUED BEFORE AUGUST 16, 2004 THAT OFFER THE FUND AS AN INVESTMENT OPTION, SOLELY TO FACILITATE TRANSFERS FROM ANOTHER SUBACCOUNT OR "FIXED" INVESTMENT OPTION UNDER CERTAIN OLDER CONTRACTS AS TO WHICH THE HARTFORD, AS A RESULT OF SETTLEMENT OF LITIGATION, MAY NOT RESTRICT TRANSFERS TO THE SUBACCOUNT INVESTING IN THE FUND, AND (4) DIRECTLY TO CERTAIN PLANS AND CERTAIN STATE OR MUNICIPAL EMPLOYEE BENEFIT PLANS TO WHICH SHARES WERE ISSUED BEFORE AUGUST 16, 2004 AND THAT OFFER THE FUND AS AN INVESTMENT OPTION.

INVESTMENT GOAL. The Hartford MidCap Value HLS Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P 400 MidCap Indices. As of December 31, 2005, this range was between approximately $423 million and $18 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its issuer's earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers have the most compelling blend of the following attributes:


     -    high fundamental investment value,

     -    a strong management team, and

     -    strong industry position.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


         2002           -13.02%
         2003            43.29%
         2004            16.30%
         2005             9.99%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 20.74% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -20.11% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                           SINCE
                                                                                         INCEPTION
                                                                                         (APRIL 30,
                                                                                1 YEAR     2001)
Class IA                                                                          9.99%       10.40%
Russell 2500 Value Index (reflects no deduction for fees or expenses)             7.74%       13.57%


INDEX: The Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                                         CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                            Not applicable
Maximum deferred sales charge (load)                                                     Not applicable
Exchange fees                                                                            None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                                                    0.76%
Distribution and service (12b-1) fees                                                              None
Other expenses                                                                                     0.04%
Total operating expenses                                                                           0.80%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                         CLASS IA
EXPENSES
(with or without redemption)
Year 1                                                                                     $___
Year 3                                                                                     $___
Year 5                                                                                     $___
Year 10                                                                                    $___


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

James N. Mordy


     -    Senior Vice President and Equity Portfolio Manager of Wellington
          Management


     -    Portfolio manager of the fund since inception (April 2001)

     -    Joined Wellington Management as an investment professional in 1985

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

HARTFORD MONEY MARKET HLS FUND

INVESTMENT GOAL. The Hartford Money Market HLS Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by the fund's sub-adviser, Hartford Investment Management. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its total assets in securities of foreign issuers.

The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if Hartford Investment Management does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


           1996            5.18%
           1997            5.31%
           1998            5.25%
           1999            4.89%
           2000            6.10%
           2001            3.87%
           2002            1.47%
           2003            0.75%
           2004            0.94%
           2005            2.84%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 1.57% (4TH QUARTER, 2000) AND THE LOWEST QUARTERLY RETURN WAS 0.16% (2ND QUARTER, 2004).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                1 YEAR   5 YEARS    10 YEARS
Class IA                                                                          2.84%     1.97%       3.65%
60-Day Treasury Bill Index (reflects no deduction for fees or expenses)           3.13%     2.11%       3.65%


INDEX: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.

Please call 1-800-862-6668 for the fund's most recent current and effective yield information.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                                       CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                          Not applicable
Maximum deferred sales charge (load)                                                   Not applicable
Exchange fees                                                                          None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                                                  0.45%
Distribution and service (12b-1) fees                                                            None
Other expenses                                                                                   0.03%
Total operating expenses                                                                         0.48%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                       CLASS IA
EXPENSES
(with or without redemption)
Year 1                                                                                   $___
Year 3                                                                                   $___
Year 5                                                                                   $___
Year 10                                                                                  $___


SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGERS

Robert Crusha

     -    Vice President of Hartford Investment Management

     -    Manager of the fund since May 2002

     -    Joined Hartford Investment Management in 1993

     - Investment professional involved in trading and portfolio management since 1995

Adam Tonkinson


     -    Assistant Vice President of Hartford Investment Management


     -    Assistant Portfolio Manager of the fund since March 2004

     -    Joined Hartford Investment Management in 2001

     - Investment professional involved in securities analysis since 2001 and securities trading since 2002

     - Prior to joining Hartford Investment Management, attended Yale School of Management from 1999 to 2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD MORTGAGE SECURITIES HLS FUND

INVESTMENT GOAL. The Hartford Mortgage Securities HLS Fund seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of its assets in high quality mortgage-related securities either (i) issued by U.S. Government agencies, instrumentalities or sponsored corporations, or (ii) rated "A" or better by Moody's or S&P or, if not rated, which are of equivalent investment quality as determined by Hartford Investment Management. These U.S. Government agencies, instrumentalities or sponsored corporations may include the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

At times the fund may invest in mortgage-related securities not meeting the foregoing investment quality standards when Hartford Investment Management deems such investments to be consistent with the fund's investment objective; however, no such investments are made in excess of 20% of the fund's total assets. Such investments are considered mortgage-related securities for purposes of the investment strategy that the fund invest at least 80% of its assets in mortgage-related securities.

In addition, the fund may invest in mortgage-related securities known as collateralized mortgage obligations, including residential and commercial mortgage-backed securities which are issued by governmental agencies or private entities.

The fund may also purchase asset-backed securities.

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, prepayment risk, and manager risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Prepayment risk refers to the possibility that any mortgage securities held by the fund may be adversely affected by changes in prepayment rates on the underlying mortgages. If prepayments increase as a result of lower interest rates the fund may have to invest a portion of its assets at lower rates.

Hartford Investment Management's investment strategy significantly influences the fund's performance. Mortgage securities as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other categories. Similarly, if the manager's selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


           1996            5.07%
           1997            9.01%

           1998            6.72%
           1999            1.52%
           2000           10.28%
           2001            7.50%
           2002            8.15%
           2003            2.29%
           2004            4.12%
           2005            2.36%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 3.83% (3RD QUARTER, 2001) AND THE LOWEST QUARTERLY RETURN WAS -1.32% (2ND QUARTER, 2004).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                       1 YEAR    5 YEARS    10 YEARS
Class IA                                                                                 2.36%      4.85%       5.66%
Lehman Mortgage-Backed Securities Index (reflects no deduction for fees or expenses)     2.61%      5.43%       6.17%


INDEX: Lehman Mortgage-Backed Securities Index is an index of mortgage backed pass-through securities of the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                                                     CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                                        Not applicable
Maximum deferred sales charge (load)                                                                 Not applicable
Exchange fees                                                                                        None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                                                                0.45%
Distribution and service (12b-1) fees                                                                          None
Other expenses                                                                                                 0.04%
Total operating expenses                                                                                       0.49%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                                     CLASS IA
EXPENSES
(with or without redemption)
Year 1                                                                                                 $___
Year 3                                                                                                 $___
Year 5                                                                                                 $___

Year 10                                                                                                $___


SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGERS

Christopher Hanlon

     -    Senior Vice President of Hartford Investment Management

     -    Co-Manager of the fund since March 2004


     - Joined Hartford Investment Management in 1988 and has served as a portfolio manager since 1994.


     Russell M. Regenauer


     -    Senior Vice President of Hartford Investment Management


     -    Co-Manager of the fund since September 2003

     - Joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD SMALL COMPANY HLS FUND

AS OF AUGUST 16, 2004, EXCEPT FOR SHARES REPRESENTING REINVESTED CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, THE FUND NO LONGER OFFERS OR SELLS CLASS IA SHARES TO PLANS OR TO SEPARATE ACCOUNTS, EXCEPT AS FOLLOWS: (1) TO SEPARATE ACCOUNTS THROUGH WHICH GROUP VARIABLE ANNUITY CONTRACTS OR FUNDING AGREEMENTS ARE ISSUED TO CERTAIN QUALIFIED RETIREMENT PLANS AND CERTAIN STATE OR MUNICIPAL EMPLOYEE BENEFIT PLANS IN CONNECTION WITH SUCH CONTRACTS OFFERED OR ISSUED BEFORE THAT DATE THAT OFFER THE FUND AS AN INVESTMENT OPTION, (2) TO SEPARATE ACCOUNTS THROUGH WHICH INDIVIDUAL VARIABLE LIFE INSURANCE CONTRACTS ARE ISSUED IN CONNECTION WITH SUCH CONTRACTS ISSUED BEFORE THAT DATE THAT OFFER THE FUND AS AN INVESTMENT OPTION, (3) TO SEPARATE ACCOUNTS THROUGH WHICH INDIVIDUAL VARIABLE ANNUITY CONTRACTS ARE ISSUED IN CONNECTION WITH SUCH CONTRACTS ISSUED BEFORE AUGUST 16, 2004 THAT OFFER THE FUND AS AN INVESTMENT OPTION, SOLELY TO FACILITATE CERTAIN SYSTEMATIC INVESTMENT PROGRAMS IN WHICH OWNERS OF VARIABLE ANNUITY CONTRACTS ENROLLED PRIOR TO THAT DATE, (4) TO SEPARATE ACCOUNTS THROUGH WHICH INDIVIDUAL VARIABLE ANNUITY CONTRACTS WERE ISSUED BEFORE AUGUST 16, 2004 THAT OFFER THE FUND AS AN INVESTMENT OPTION, SOLELY TO FACILITATE TRANSFERS FROM ANOTHER SUBACCOUNT OR "FIXED" INVESTMENT OPTION UNDER CERTAIN OLDER CONTRACTS AS TO WHICH THE HARTFORD, AS A RESULT OF SETTLEMENT OF LITIGATION, MAY NOT RESTRICT TRANSFERS TO THE SUBACCOUNT INVESTING IN THE FUND, AND (5) DIRECTLY TO CERTAIN PLANS AND CERTAIN STATE OR MUNICIPAL EMPLOYEE BENEFIT PLANS TO WHICH SHARES WERE OFFERED OR ISSUED BEFORE AUGUST 16, 2004 AND THAT OFFER THE FUND AS AN INVESTMENT OPTION.

INVESTMENT GOAL. The Hartford Small Company HLS Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2005, this range was between approximately $26 million and $4 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for near-term capital appreciation. Wellington Management selects securities of companies that, in its opinion:


     -    have potential for above-average earnings growth,

     -    are undervalued in relation to their investment potential,

     - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

     - are relatively obscure and undiscovered by the overall investment community.


Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


        1997              18.38%
        1998              11.62%
        1999              65.83%
        2000             -13.12%
        2001             -14.92%
        2002             -30.23%
        2003              55.87%
        2004              12.18%
        2005              21.01%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 35.93% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -23.59% (3RD QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                                           SINCE
                                                                                                         INCEPTION
                                                                                                         (AUGUST 9,
                                                                                     1 YEAR    5 YEARS     1996)
Class IA                                                                               21.01%     4.66%       10.53%
Russell 2000 Growth Index (reflects no deduction for fees or expenses)                  4.15%     2.28%        5.17%(1)


(1)  Return is from 7/31/96.

INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

[TABLE TO BE UPDATED]


                                                                              CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                 Not applicable
Maximum deferred sales charge (load)                                          Not applicable
Exchange fees                                                                 None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                                         0.71%
Distribution and service (12b-1) fees                                                   None
Other expenses                                                                          0.04%
Total operating expenses                                                                0.75%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                              CLASS IA
EXPENSES
(with or without redemption)
Year 1                                                                          $___
Year 3                                                                          $___
Year 5                                                                          $___
Year 10                                                                         $___


SUB-ADVISER

Wellington Management


PORTFOLIO MANAGERS


Steven C. Angeli, CFA


     -    Senior Vice President and Equity Portfolio Manager of Wellington
          Management


     -    Portfolio manager of the fund since January 2000

     -    Joined Wellington Management as an investment professional in 1994


Stephen Mortimer

     -    Equity Vice President and Equity Portfolio Manager of Wellington
          Management

     -    Portfolio manager of the fund since January 2006

     -    Joined Wellington Management as an investment professional in 2001

     -    Equity Analyst at Vinik Asset Management (1998-2000)

Mario E. Abularach

     -    Vice President and Equity Research Analyst of Wellington Management

     -    Portfolio manager of the fund since January 2006

     -    Joined Wellington Management as an investment professional in 2001

     -    Research Analyst at JLF Asset Mangement (2000)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD SMALLCAP GROWTH HLS FUND

INVESTMENT GOAL. The Hartford SmallCap Growth HLS Fund seeks to maximize short- and long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund's sub-adviser, Wellington Management, believes have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2005, this range was between approximately $26 million and $4 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

The fund's portfolio is constructed stock by stock, an investment approach Wellington Management refers to as "bottom up." However, in constructing the fund's portfolio Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


        1996               7.64%
        1997               1.43%
        1998              21.17%
        1999             109.25%
        2000             -15.08%
        2001             -20.18%
        2002             -28.83%
        2003              50.06%
        2004              15.43%
        2005              11.02%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 60.73% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -29.17% (3RD QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                       1 YEAR   5 YEARS    10 YEARS
Class IA(1)                                                                             11.02%     1.78%       9.89%
Russell 2000 Growth Index (reflects no deduction for fees or expenses)                   4.15%     2.28%       4.69%


(1) The fund's shares were re-designated Class IA shares on April 30, 2002.

INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                              CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                 Not applicable
Maximum deferred sales charge (load)                                          Not applicable
Exchange fees                                                                 None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                                         0.62%

Distribution and service (12b-1) fees                                                   None
Other expenses                                                                          0.02%
Total operating expenses                                                                0.64%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                              CLASS IA
EXPENSES
(with or without redemption)
Year 1                                                                          $___
Year 3                                                                          $___
Year 5                                                                          $___
Year 10                                                                         $___


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

David J. Elliott


     -    Vice President and Equity Portfolio Manager of Wellington Management


     -    Portfolio manager of the fund since April 2001

     - Joined Wellington Management in 1995 and has been an investment professional since 1999

Doris T. Dwyer


     -    Vice President and Equity Portfolio Manager of Wellington Management


     -    Joined Wellington Management as an investment professional in 1998

     - Involved in portfolio management and securities analysis for the fund since April 2001

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD STOCK HLS FUND

INVESTMENT GOAL. The Hartford Stock HLS Fund seeks long-term growth of capital, with income as a secondary consideration.


PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high quality companies. The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management also analyzes the general economic and investment environment, including the evaluation of economic conditions, U.S. fiscal and monetary policy, and investor sentiment.

In general, the fund selects companies to invest in that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks within a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.


The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


        1996              24.37%
        1997              31.38%
        1998              33.47%
        1999              19.78%
        2000              -7.04%
        2001             -12.23%
        2002             -24.25%

        2003              26.47%
        2004               4.17%
        2005               9.62%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.17% (4TH QUARTER, 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.30% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                         1 YEAR      5 YEARS     10 YEARS
Class IA                                                                                   9.62%      -0.81%        8.83%
S&P 500 Index (reflects no deduction for fees or expenses)                                 4.91%       0.55%        9.07%


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


TABLE TO BE UDPATED


                                                                              CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                 Not applicable
Maximum deferred sales charge (load)                                          Not applicable
Exchange fees                                                                 None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                                         0.46%
Distribution and service (12b-1) fees                                                   None
Other expenses                                                                          0.03%
Total operating expenses                                                                0.49%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                              CLASS IA
EXPENSES
(with or without redemption)
Year 1                                                                          $___
Year 3                                                                          $___
Year 5                                                                          $___
Year 10                                                                         $___

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Steven T. Irons


     - Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management


     -    Portfolio manager of the fund since May 2005

     -    Joined Wellington Management as an investment professional in 1993


Peter I. Higgins, CFA

     -    Vice President and Equity Portfolio Manager of Wellington Management

     - Involved in Portfolio Management and securities analysis of the equity portion of the fund since November 2005

     -    Joined Wellington Management as an investment professional in October
          2005

     - Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005


Saul J. Pannell


     -    Senior Vice President and Equity Portfolio Manager of Wellington
          Management


     - Involved in portfolio management and securities analysis for the fund since May 2005

     -    Joined Wellington Management as an investment professional in 1974

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD TOTAL RETURN BOND HLS FUND


INVESTMENT GOAL. The Hartford Total Return Bond HLS Fund seeks competitive total return, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers.


The fund normally invests at least 70% of its total assets in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" by Moody's or "BB" by S&P or lower, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "junk bonds." The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.


The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

Hartford Investment Management uses what is sometimes referred to as a "top-down" analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a yield perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.





PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


        1996                3.52%
        1997               11.35%
        1998                8.15%
        1999               -2.02%
        2000               11.99%
        2001                8.68%
        2002               10.08%
        2003                7.85%
        2004                4.62%
        2005                2.45%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 4.22% (4TH QUARTER, 2002) AND THE LOWEST QUARTERLY RETURN WAS -2.23% (2ND QUARTER, 2004).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                           1 YEAR       5 YEARS    10 YEARS
Class IA                                                                                     2.45%         6.70%       6.58%
Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)       2.43%         5.87%       6.16%

INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                              CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                 Not applicable
Maximum deferred sales charge (load)                                          Not applicable
Exchange fees                                                                 None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                                         0.46%
Distribution and service (12b-1) fees                                                   None
Other expenses                                                                          0.04%
Total operating expenses                                                                0.50%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                              CLASS IA
EXPENSES
(with or without redemption)
Year 1                                                                          $___
Year 3                                                                          $___
Year 5                                                                          $___
Year 10                                                                         $___


SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGER

Nasri Toutoungi

     -    Managing Director of Hartford Investment Management

     -    Manager of the fund since 2003

     -    Joined Hartford Investment Management in 2003

     - Previously, Managing Director of Blackrock, Inc. from 1998 to January 2002, and a Director and Partner of Rogge Global Partners from 1997 to 1998

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

INVESTMENT GOAL. The Hartford U.S. Government Securities HLS Fund seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. In attempting to maximize total return, the fund also seeks to invest in securities that Hartford Investment Management expects to appreciate in value. The fund tends to focus on maintaining a bond portfolio with an average life between one and ten years.


For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded [______] %.


MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Entities such as Freddie Mac, Fannie Mae and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and the mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (I.E., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Pass-through securities issued by Fannie Mae and most of those issued by Freddie Mac are guaranteed as to timely payment of principal and interest by Fannie Mae or Freddie Mac, respectively, but are not backed by the full faith and credit of the U.S. Government. Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


        1996            2.21%
        1997            9.08%
        1998            8.87%
        1999           -1.94%
        2000           11.81%
        2001            7.50%
        2002           10.73%
        2003            2.15%
        2004            2.07%
        2005            1.55%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 5.23% (3RD QUARTER, 2002) AND THE LOWEST QUARTERLY RETURN WAS -2.71% (1ST QUARTER, 1996).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                            1 YEAR      5 YEARS   10 YEARS
Class IA(1)                                                                                  1.55%        4.74%      5.31%
Lehman Brothers Intermediate Government Bond Index (reflects no deduction for fees or
expenses)                                                                                    2.65%        5.39%      5.94%


(1)  The fund's shares were re-designated Class IA shares on April 30, 2002.

INDEX: The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                              CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                 Not applicable
Maximum deferred sales charge (load)                                          Not applicable
Exchange fees                                                                 None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                                         0.45%
Distribution and service (12b-1) fees                                                   None
Other expenses                                                                          0.02%

Total operating expenses                                                                0.47%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                              CLASS IA
EXPENSES
(with or without redemption)
Year 1                                                                          $___
Year 3                                                                          $___
Year 5                                                                          $___
Year 10                                                                         $___


SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGERS

Christopher Hanlon

     -    Senior Vice President of Hartford Investment Management

     -    Manager of the fund since March 2004


     - Joined Hartford Investment Management in 1988 and has served as a portfolio manager since 1994.


Russell M. Regenauer


     -    Senior Vice President of Hartford Investment Management


     -    Assistant portfolio manager of the fund since September 2002

     - Joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD VALUE HLS FUND

INVESTMENT GOAL. The Hartford Value HLS Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $3 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.


The fund employs what is often called a "bottom-up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The approach highlights companies with market capitalizations above $3 billion and estimated below-average price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Purchase candidates provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Market timing is not employed, and limited consideration is given to economic analysis in establishing sector and industry weightings.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group could fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked, or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


         2002              -22.64%
         2003               28.60%
         2004               10.71%
         2005                8.13%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.52% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -19.69% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                                    SINCE
                                                                                                  INCEPTION
                                                                                                  (APRIL 30,
                                                                                       1 YEAR       2001)
Class IA                                                                                 8.13%          3.82%
Russell 1000 Value Index (reflects no deduction for fees or expenses)                    7.05%          5.94%


INDEX: The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalizations.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                              CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                 Not applicable
Maximum deferred sales charge (load)                                          Not applicable
Exchange fees                                                                 None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                                         0.82%
Distribution and service (12b-1) fees                                                   None
Other expenses                                                                          0.05%
Total operating expenses                                                                0.87%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                              CLASS IA
EXPENSES
(with or without redemption)
Year 1                                                                          $___
Year 3                                                                          $___
Year 5                                                                          $___
Year 10                                                                         $___


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

John R. Ryan, CFA


     - Senior Vice President, Managing Partner and Equity Portfolio Manager of Wellington Management


     -    Portfolio manager of the fund since inception (April 2001)


     -    Joined Wellington Management as an investment professional in 1981


The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

HARTFORD VALUE OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford Value Opportunities HLS Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that the fund's sub-adviser, Wellington Management, believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power, and growth potential. Stocks are selected whose issuers have the most compelling blend of the following attributes:


     -    high fundamental investment value,

     -    a strong management team, and

     -    strong industry position.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


        1997              25.24%
        1998               9.64%
        1999               8.96%
        2000              18.49%
        2001              -2.55%
        2002             -24.95%
        2003              41.87%
        2004              18.87%
        2005               8.32%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.05% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -18.32% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                                           SINCE
                                                                                                         INCEPTION
                                                                                                          (MAY 1,
                                                                                      1 YEAR   5 YEARS     1996)
Class IA(1)                                                                             8.32%    5.97%       10.56%
Russell 3000 Value Index (reflects no deduction for fees or expenses)                   6.85%    5.86%       10.75%(2)
Russell 1000 Value Index (reflects no deduction for fees or expenses)                   7.05%    5.28%       10.65%(2)


(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.

(2)  Return is from 4/30/96.


INDICES: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                              CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                 Not applicable
Maximum deferred sales charge (load)                                          Not applicable
Exchange fees                                                                 None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                                         0.64%

Distribution and service (12b-1) fees                                                   None
Other expenses                                                                          0.03%
Total operating expenses                                                                0.67%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                              CLASS IA
EXPENSES
(with or without redemption)
Year 1                                                                          $___
Year 3                                                                          $___
Year 5                                                                          $___
Year 10                                                                         $___


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

This fund has been managed by a team specializing in all-cap value investing since 2001. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors are made collectively by the team.

James H. Averill


     -    Senior Vice President and Equity Research Analyst of Wellington
          Management


     -    Joined Wellington Management as an investment professional in 1985

     - Involved in portfolio management and securities analysis for the fund since 2001 focused primarily on the finance, retail, capital goods, health services and paper industries

David R. Fassnacht


     -    Senior Vice President and Equity Portfolio Manager of Wellington
          Management


     -    Joined Wellington Management as an investment professional in 1991

     - Involved in portfolio management and securities analysis for the fund since 2001 focused primarily on the communications services, media, pharmaceutical, airline and chemical industries

James N. Mordy


     -    Senior Vice President and Equity Portfolio Manager of Wellington
          Management


     -    Joined Wellington Management as an investment professional in 1985

     - Involved in portfolio management and securities analysis for the fund since 2001 focused primarily on the technology, energy, construction and utilities sectors


David W. Palmer


     -    Vice President and Equity Research Analyst of Wellington Management


     -    Joined Wellington Management as an investment professional in 1998


     - Involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the metals, communications equipment, energy and specialty finance sectors.


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT RISKS GENERALLY


Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds, except for Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund, may invest in equity securities as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Advisers HLS Fund, Global Advisers HLS Fund, High Yield HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund, Total Return Bond HLS Fund and U.S.Government Securities HLS Fund may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds entails special additional risks.


USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES


From time to time, as part of its principal investment strategy, each fund (other than Money Market HLS Fund, which may invest in high quality money market securities at any time) may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of upswings and limit its ability to meet its investment objective.


USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES


Each fund (other than Money Market HLS Fund) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques, which are incidental to each fund's primary strategy, permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.


These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.


The use of derivatives is a principal investment strategy for Global Advisers HLS Fund only.


FOREIGN INVESTMENTS


Except as noted below, the funds, may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. Money Market HLS Fund may invest in securities of foreign issuers or borrowers, but not in non-dollar securities and loans, as part of its principal investment strategy. Index HLS Fund may invest in securities of foreign issuers or borrowers, but not in non-dollar securities and not as part of its principal investment strategy. Mortgage Securities HLS Fund may hold foreign investments, but not as part of its principal investment strategy. U.S. Government Securities HLS Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy.

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States.


Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS


Capital Appreciation HLS Fund, Global Communications HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund and International Small Company HLS Fund may invest in emerging markets as part of their principal investment strategy. All other funds, except Money Market HLS Fund and U.S. Government Securities HLS Fund, may invest in emerging markets, but not as a part of their principal investment strategy.


The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Technology HLS Fund, Growth Opportunities HLS Fund, International Small Company HLS Fund, Small Company HLS Fund, SmallCap Growth HLS Fund and Value Opportunities HLS Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Each other fund, except Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund, may hold securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES

Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the 1940 Act, such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

- "SPDRS" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "QUBES" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "ISHARES," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

- "HOLDRS" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

Generally, a fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES


[To be updated]

[Focus HLS Fund, Global Leaders HLS Fund, Global Technology HLS Fund, Growth Opportunities HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund, Small Company HLS Fund, SmallCap Growth HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund] may have relatively high portfolio turnover. The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses and transaction costs for a fund, and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for shareholders.


TERMS USED IN THIS PROSPECTUS

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.


FOREIGN ISSUERS AND FOREIGN BORROWERS: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

NON-DOLLAR SECURITIES AND LOANS: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.


INVESTMENT POLICIES


Disciplined Equity HLS Fund, Equity Income HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Technology HLS Fund, High Yield HLS Fund, International Small Company HLS Fund, MidCap HLS Fund, MidCap Value HLS Fund, Mortgage Securities HLS Fund, Small Company HLS Fund, SmallCap Growth HLS Fund, Stock HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, due to changes in value of portfolio assets, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of that fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.


ADDITIONAL INVESTMENT STRATEGIES AND RISKS


Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

DISCLOSURE OF PORTFOLIO HOLDINGS


The funds will disclose their complete calendar quarter-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each calendar quarter. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available (i) in the funds' SAI; and (ii) on the funds' website.

MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGER


HL Investment Advisors, LLC ("HL Advisors") is the investment manager to each fund. As investment manager, HL Advisors is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. In addition, Hartford Life provides administrative services to each fund. HL Advisors and Hartford Life are wholly-owned indirect subsidiaries of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with $323 billion in assets under management as of December 31, 2005. HL Advisors had over $61.0 billion in assets under management as of December 31, 2005 HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds rely on an exemptive order from the SEC under which they use a "Manager of Managers" structure. HL Advisors has responsibility, subject to oversight by the Board of Directors to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HL Advisors to appoint a new sub-adviser, not affiliated with HL Advisors, with the approval by the Board of Directors and without obtaining approval from those contract holders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected contract holders will receive information about the new sub-advisory relationship.

[THIS SECTION TO BE UPDATED]


There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual funds companies. These regulatory inquiries have focused on a number of mutual fund issues including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual-fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission ("SEC"), subpoenas from the New York Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking, and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues.

The SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing. The funds are available for purchase by the separate accounts of different variable life insurance policies, variable annuity products, and funding agreements and they are offered directly to certain qualified retirement plans. Although existing products contain transfer restrictions between subaccounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against The Hartford with respect to certain owners of older variable annuity products, The Hartford's ability to restrict transfers by these owners is limited. The SEC's Division of Enforcement also is investigating aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford also has received a subpoena from the New York Attorney General's Office requesting information related to the Company's group annuity products. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office and other regulatory agencies.

A number of companies have announced settlements of enforcement actions with various regulatory agencies, primarily the SEC and the New York Attorney General's Office, which have included a range of monetary penalties and restitution. While no such action has been initiated against The Hartford, the SEC and the New York Attorney General's Office are likely to take some action at the conclusion of the on-going investigations related to market timing and directed brokerage. The potential timing of any such action is difficult to predict. If such an action is brought, it could have a material adverse effect on The Hartford's consolidated results of operations or cash flows in particular quarterly or annual periods, but The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.


In addition, The Hartford has been served with five consolidated putative national class actions, now consolidated into a single putative class action, IN RE HARTFORD MUTUAL FUNDS FEE LITIGATION, which is currently pending before the United States District

Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford's Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. The defendants in this case include various Hartford entities, Wellington Management, The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., the Retail Funds themselves and certain of the directors of the Retail Funds, who also serve as directors of the funds. This litigation is not expected to result in a material adverse effect on the funds.


THE INVESTMENT SUB-ADVISERS


Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to each of the funds, other than those sub-advised by Hartford Investment Management Company ("Hartford Investment Management").

Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2005, Wellington Management had investment management authority over approximately $521 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

Hartford Investment Management is the investment sub-adviser to High Yield
HLS Fund, Index HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, it's affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2005, Hartford Investment Management had investment management authority over approximately $116 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.


MANAGEMENT FEES

Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund each pay a monthly management fee to HL Advisors for investment advisory and certain administrative services. Each other fund pays a monthly management fee to HL Advisors and an administration fee to Hartford Life (these management and administration fees are aggregated for the purposes of presentation in the table below). These fees are based on a stated percentage of the fund's average daily net asset value as follows:

GROWTH OPPORTUNITIES HLS FUND, SMALLCAP GROWTH HLS FUND AND VALUE OPPORTUNITIES HLS FUND


AVERAGE DAILY NET ASSETS        ANNUAL RATE
First $100 Million                    0.700%
Amount over $100 Million              0.600%


U.S. GOVERNMENT SECURITIES HLS FUND


AVERAGE DAILY NET ASSETS        ANNUAL RATE
First $50 Million                     0.500%
Next $4.95 Billion                    0.450%
Next $5 Billion                       0.430%
Amount over $10 Billion               0.420%



INDEX HLS FUND(1)



AVERAGE DAILY NET ASSETS        ANNUAL RATE
First $2 Billion                      0.400%
Next $3 Billion                       0.300%

Next $5 Billion                       0.280%
Amount over $10 Billion               0.270%



(1) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.29%.


MONEY MARKET HLS FUND AND MORTGAGE SECURITIES HLS FUND


AVERAGE DAILY NET ASSETS        ANNUAL RATE
First $2 Billion                      0.450%
Next $3 Billion                       0.400%
Next $5 Billion                       0.380%
Amount over $10 Billion               0.370%



STOCK HLS FUND



AVERAGE DAILY NET ASSETS        ANNUAL RATE
First $250 Million                    0.525%
Next $250 Million                     0.500%
Next $500 Million                     0.475%
Amount over $1 Billion                0.450%



TOTAL RETURN BOND HLS FUND



AVERAGE DAILY NET ASSETS        ANNUAL RATE
First $250 Million                    0.525%
Next $250 Million                     0.500%
Next $500 Million                     0.475%
Next $4 Billion                       0.450%
Next $5 Billion                       0.430%
Amount over $10 Billion               0.420%



ADVISERS HLS FUND(2)



AVERAGE DAILY NET ASSETS        ANNUAL RATE
First $250 Million                    0.680%
Next $250 Million                     0.655%
Next $500 Million                     0.645%
Amount over $1 Billion                0.595%



(2) Effective November 1, 2005, HL Advisors reduced its management fee from 0.63% to 0.60%.

CAPITAL APPRECIATION HLS FUND, DISCIPLINED EQUITY HLS FUND, DIVIDEND AND GROWTH HLS FUND, GLOBAL ADVISERS HLS FUND, GLOBAL LEADERS HLS FUND, INTERNATIONAL OPPORTUNITIES HLS FUND, MIDCAP HLS FUND AND SMALL COMPANY HLS FUND



AVERAGE DAILY NET ASSETS        ANNUAL RATE
First $250 Million                    0.775%
Next $250 Million                     0.725%
Next $500 Million                     0.675%
Amount over $1 Billion                0.625%



EQUITY INCOME HLS FUND(3), GROWTH HLS FUND, MIDCAP VALUE HLS FUND AND VALUE HLS FUND



AVERAGE DAILY NET ASSETS        ANNUAL RATE
First $250 Million                    0.825%
Next $250 Million                     0.775%
Next $500 Million                     0.725%
Amount over $1 Billion                0.675%

(3) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2006. While such waiver is in effect, the management fee is 0.73%.

HIGH YIELD HLS FUND(4)



AVERAGE DAILY NET ASSETS        ANNUAL RATE
First $250 Million                    0.775%
Next $250 Million                     0.725%
Next $500 Million                     0.675%
Next $4 Billion                       0.625%
Next $5 Billion                       0.605%
Amount over $10 Billion               0.595%



(4) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.67%.

FOCUS HLS FUND(5), GLOBAL COMMUNICATIONS HLS FUND(6), GLOBAL FINANCIAL SERVICES HLS FUND(6), GLOBAL HEALTH HLS FUND, GLOBAL TECHNOLOGY HLS FUND, INTERNATIONAL CAPITAL APPRECIATION HLS FUND AND INTERNATIONAL SMALL COMPANY HLS FUND



AVERAGE DAILY NET ASSETS        ANNUAL RATE
First $250 Million                    0.850%
Next $250 Million                     0.800%
Amount over $500 Million              0.750%



(5) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.75%.

(6) Effective September 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees. While such waiver is in effect, the management fee is 0.40%. This management fee waiver may be discontinued at any time.

For the year ended December 31, 2005, Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund each paid management fees to HL Advisors. Each other fund paid management and administration fees to HL Advisors and Hartford Life, respectively (these management and administration fees are aggregated for the purposes of presentation in the table below).

[TABLE TO BE UPDATED]


These fees, expressed as a percentage of net assets, were as follows:


FUND NAME                                                              ANNUAL RATE
Hartford Advisers HLS Fund                                               0.63%(1)
Hartford Capital Appreciation HLS Fund                                   0.63%
Hartford Disciplined Equity HLS Fund                                     0.72%
Hartford Dividend and Growth HLS Fund                                    0.64%
Hartford Equity Income HLS Fund                                          0.83%
Hartford Focus HLS Fund                                                  0.85%
Hartford Global Advisers HLS Fund                                        0.76%
Hartford Global Communications HLS Fund                                  0.85%
Hartford Global Financial Services HLS Fund                              0.85%
Hartford Global Health HLS Fund                                          0.83%
Hartford Global Leaders HLS Fund                                         0.71%
Hartford Global Technology HLS Fund                                      0.85%
Hartford Growth HLS Fund                                                 0.81%
Hartford Growth Opportunities HLS Fund                                   0.61%
Hartford High Yield HLS Fund                                             0.72%
Hartford Index HLS Fund                                                  0.39%
Hartford International Capital Appreciation HLS Fund                     0.85%
Hartford International Opportunities HLS Fund                            0.71%
Hartford International Small Company HLS Fund                            0.85%
Hartford MidCap HLS Fund                                                 0.66%
Hartford MidCap Value HLS Fund                                           0.76%
Hartford Money Market HLS Fund                                           0.45%
Hartford Mortgage Securities HLS Fund                                    0.45%
Hartford Small Company HLS Fund                                          0.71%
Hartford SmallCap Growth HLS Fund                                        0.62%
Hartford Stock HLS Fund                                                  0.46%
Hartford Total Return Bond HLS Fund                                      0.46%
Hartford U.S. Government Securities HLS Fund                             0.45%
Hartford Value HLS Fund                                                  0.82%
Hartford Value Opportunities HLS Fund                                    0.64%



(1) Effective November 1, 2005, HL Advisors reduced its management fee from 0.63% to 0.60%.

A discussion regarding the basis for the Boards of Directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the period ending December 31, 2005.

FURTHER INFORMATION ON THE FUNDS

PURCHASE AND REDEMPTION OF FUND SHARES

The funds may offer each class of their shares to variable annuity and variable life insurance separate accounts of Hartford Life (the "Accounts") as investment options for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued through the Accounts. The funds may also offer each class of their shares to certain qualified retirement plans (the "Plans"). Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies.

The funds offer two different classes of shares -- Class IA and Class IB. Class IA shares are offered by this prospectus. Class IB shares are offered by a separate prospectus. For each fund, both classes of shares represent an investment in the fund but are subject to different expenses and have different prices and performance.

Most of the Accounts are registered with the SEC as investment companies. When shares of a fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of a fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the funds are sold by Hartford Securities Distribution Company, Inc. (the "Distributor") in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IA shares of the funds at net asset value without sales or redemption charges.

For each day on which a fund's net asset value is calculated, the Accounts transmit to the fund any orders to purchase or redeem shares of the fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to a fund any orders to purchase or redeem shares of the fund based on the instructions of Plan trustees or participants received by the Plans as of that day. The Accounts and Plans purchase and redeem shares of the funds at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

Although they would not normally do so, the funds have the right to pay the redemption price of shares of the funds in whole or in part in portfolio securities. When portfolio securities received in this fashion are sold, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in a particular fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in a fund. To the extent that such classes of investors are invested in the same fund when a conflict of interest arises that might involve the fund, one or more of such classes of investors could be disadvantaged. The funds currently do not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, each fund's Board of Directors will monitor each fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in one or more of the funds or substitute shares of another fund for the current fund. This, in turn, could cause a fund to sell portfolio securities at a disadvantageous price.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for Money Market HLS Fund, the funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults;
(ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities; and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund, and in particular, Advisers HLS Fund, Capital Appreciation HLS Fund, Global Advisers HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Leaders HLS Fund, Global Technology HLS Fund, Growth Opportunities HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund, MidCap HLS Fund, MidCap Value HLS Fund, Small Company HLS Fund, Stock HLS Fund and Value Opportunities HLS Fund, uses a fair value pricing service approved by that fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations) held by a fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from the widely-used quotation system in accordance with procedures established by that fund's Board of Directors. Generally, each fund [and in particular High Yield HLS Fund] may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund's assets, and investments that will mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.


DIVIDENDS AND DISTRIBUTIONS


Dividends and distributions may be declared by each fund's Board of Directors from time to time. The current policy for each fund, except Money Market HLS Fund, is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once each year. Money Market HLS Fund currently declares dividends on a daily basis and pays them monthly.


Such dividends and distributions are automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


[THIS SECTION TO BE UPDATED]

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading can (i) cause a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; and (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. In particular, funds that invest in securities that are thinly traded may include Capital Appreciation HLS Fund, High Yield HLS Fund and International Small Company HLS Fund. Funds that invest in securities that are traded primarily in markets outside of the United States may include Advisers HLS Fund, Capital Appreciation HLS Fund, Global Advisers HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Leaders HLS Fund, Global Technology HLS Fund, Growth Opportunities HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund, MidCap HLS Fund, MidCap Value HLS Fund, Small Company HLS Fund, Stock HLS Fund and Value Opportunities HLS Fund. Frequent traders, and in particular those using arbitrage strategies can dilute a fund's NAV for long-term shareholders.


If you intend to trade frequently or use market-timing investment strategies, you should not invest in the funds. As explained below, however, there are certain frequent traders currently invested in the funds.

The funds are available for investment, directly or indirectly, through a variety of means, including: individual variable-annuity contracts and individual variable-life policies; group annuity contracts and corporate-owned life insurance ("COLI") policies issued by Hartford Life Insurance Company and its affiliates (collectively "Hartford Life"); and IRS-qualified investment plans, such as employer-sponsored retirement plans. With the exception of participants in a relatively small number of qualified investment plans (representing a small percentage of the assets of the funds), individual investors do not participate directly in the funds through ownership of fund shares. Rather, the overwhelming majority of participants invest in separate accounts maintained by Hartford Life in connection with its variable annuity and life insurance products, which in turn invest in the funds. In all cases, exchange activity among the funds occurs on an omnibus basis, which limits the ability of the funds, themselves, to monitor or restrict the trading practices of individual investors in a meaningful way. Hartford Life has the ability to monitor and restrict trading practices of individual investors in most, but not all, cases.

In addition to these limitations on the funds' ability to monitor and restrict individual trading practices, the varied mechanisms for participation in the funds prevent the funds from establishing policies for market timing and abusive trading that are enforceable on equal terms with respect to all direct and indirect investors in the funds. Older versions of individual variable-annuity contracts issued by Hartford Life, for example, do not include terms that would expressly permit Hartford Life to impose strict numeric limitations on the number of exchanges that a contract holder can make during a specified time period or redemption fees on short-term trading activity. These contracts have not been sold by Hartford Life since the 1980's, but holders of these contracts remain invested in Hartford Life's separate accounts, which in turn invest in the funds. Further, many of the existing plan documents and agreements with third-party administrators for omnibus accounts do not contain terms that would enable the funds, Hartford Life, or the plan sponsors to impose trading restrictions upon individual participants in those plans who may be deemed to be market timers or abusive traders.

In addition, as the result of litigation with certain holders of Hartford Life's older variable annuity contracts, including court decisions and a court-approved settlement of litigation, these contract holders continue to trade frequently and Hartford Life is limited in its ability to restrict the number of their exchanges and the manner in which they conduct exchanges. See "Individual Variable Annuity and Variable Life Products," below.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors by requiring Hartford Life to establish internal procedures that are reasonably designed to decrease the attractiveness of the funds to market timers and to impose reasonable restrictions on frequent purchases and redemptions of fund shares to the extent practicable. In addition, it is the funds' policy to require the funds' sub-advisers to establish internal procedures pursuant to which portfolio managers are required to report to Hartford Life any cash flow activities in the funds that, in the reasonable judgment of the portfolio manager, are reasonably likely to affect adversely the management or performance of a fund. Once a portfolio manager reports such activities to Hartford Life, Hartford Life will identify all investors who transferred in or out of that fund on the day or days identified by the portfolio manager. Hartford Life will then review the list to determine whether the transfer activity violates the policies and procedures adopted by the applicable Board of Directors with respect to frequent purchase and redemption of fund shares. Where Hartford Life cannot directly restrict the practices of an investor, Hartford Life will work with the appropriate financial intermediary to do so. The Chief Compliance Officer of the funds is responsible for monitoring and reporting all material violations of the funds' policies and procedures to the Boards of Directors of the funds, and makes periodic reports to the Boards with respect to suspected abusive trading activities and the steps taken to address any such activities. The funds reserve the right, in their sole discretion, to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the request or previous excessive trading activity, but have no obligation to do so.

No system for prevention and detection of market timing and other abusive trading activities can be expected to eliminate all such activities. Hartford Life has developed and employs the following procedures with respect to restrictions on trading:

Individual Variable Annuity and Variable Life Products. Hartford Life presently sells only individual variable annuity contracts and individual variable life insurance policies that include contractual language reserving for Hartford Life the right to restrict abusive trading activities and to revoke the exchange privileges of abusive traders. In addition, currently sold variable annuity contracts and variable life insurance policies contain terms that permit Hartford Life to limit the means by which contract holders and policy holders may conduct exchanges. Under Hartford Life's internal policies and procedures, any contract owner or policy holder who conducts in excess of twenty (20) exchanges in one policy/contract year is deemed to be an "Excessive Trader" for the remainder of the policy/contract year. With respect to any currently sold contract or policy, an Excessive Trader may only conduct exchanges in writing by U.S. mail or overnight delivery.

Hartford Life's older Director I and Director II variable annuity contracts, which were sold in the 1980's, do not contain language expressly reserving for Hartford Life the right to restrict abusive trading activities and to revoke the exchange privileges of abusive traders. These contracts are no longer sold by Hartford Life, but holders of these contracts remain invested in Hartford Life's separate accounts, which in turn invest in shares of the funds. Hartford Life does employ the Excessive Trader restrictions described above to holders of Director I and Director II contracts, except with respect to approximately 42 of these contract holders, described above, to whom less restrictive limitations apply as the result of settlement of litigation ("the Settlement Holders"). Under the terms of the settlement agreement, the Settlement Holders may conduct exchanges, which result in exchanges of fund shares, by telephone on a daily basis, subject to the following limitations: (i) with respect to all funds other than Advisers HLS Fund, Capital Appreciation HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund, Stock HLS Fund and Total Return Bond HLS Fund, the combined investments of these contract holders may not exceed 5% of the total assets of any sub-account which invests in a fund (and thus less than 5% of the net assets of the fund in question) and (ii) the contract holders may not invest in any newly available sub-account which invests in a fund until the earlier of the first date on which the sub-account's total net assets equal or exceeds $200 million or the 18-month anniversary of the commencement of the sub-account's operations.


As of December 31, 2005, the cumulative value of the contracts held by the Settlement Holders, all of which is invested in the funds, was approximately $[ ] million. The Settlement Contract Holders exchange all or a part of their contract value on up to a daily basis. The specific funds used by the Settlement Holders vary from time to time, and the funds cannot predict which funds will be the subject of this trading. Portfolio managers of the funds with assets attributable to these contracts may hold these assets in cash or other highly liquid investment vehicles in order to reduce the potential for increased transaction costs and forced liquidation when the assets in question are transferred out of the funds. Maintaining these assets in cash results in lost investment opportunities. When the overall portfolio returns exceed the return on the cash or more liquid investment vehicle, the negative effect is sometimes referred to as "cash drag on performance." Hartford Life has agreed to indemnify the funds on a going forward basis for any material harm caused to the funds from frequent trading by the Settlement Holders.

COLI Products. With respect to COLI products offering investments in Hartford Life's Separate Accounts that participate in the funds, Hartford Life imposes numeric restrictions on the frequency with which a contract holder may reallocate investment options. These restrictions vary by contract from one reallocation per contract year to those that permit twelve free reallocations per contract year with a $50 charge for reallocations in excess of twelve. [ In 2005, none of the COLI contract holders reached or exceeded twelve reallocations during a contract year. ]


Group Annuity Products. With respect to group annuity products offering investments in Hartford Life's Separate Accounts that invest in shares of the funds, Hartford Life serves as third-party administrator for the groups and, as such, has access to information concerning individual trading activity. Each group, however, maintains plan documents that govern the rights and obligations of plan participants and, accordingly, limits the ability of Hartford Life to restrict individual trading activity. Hartford Life is using reasonable efforts to work with plan sponsors to modify administrative services agreements between Hartford Life and the plans, as well as plan documents, in ways to enable Hartford Life to impose abusive trading restrictions that are reasonably designed to be as effective as those set forth above for individual variable annuity and variable life policyholders. Nonetheless, Hartford Life's ability to identify and deter frequent purchases and redemptions through omnibus accounts is limited, and success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the third-party administrators and plan sponsors.

Omnibus Accounts Participating Directly in the Funds. Unlike the Group Annuity context discussed above, Hartford Life does not serve as a third-party administrator with respect to the omnibus accounts participating directly in the funds. Because Hartford Life receives orders from these omnibus accounts on an aggregated basis, Hartford Life is substantially limited in its ability to identify or deter Excessive Traders or other abusive traders. Most omnibus accounts that participate directly in the funds offer no more than one of the funds to their plan participants and, at present, none offers more than three funds. Under these circumstances, Hartford Life is not in a position to require the third-party administrators and plan sponsors for these accounts to institute specific trade restrictions that are unique to the funds. Hartford Life does, however, use reasonable efforts to work with the third-party administrators or plan sponsors to establish and maintain reasonable internal controls and procedures for limiting exchange activity in a manner that is consistent with the funds' prospectus disclosure and reasonably designed to ensure compliance with applicable rules relating to customer order handling and abusive trading practices. Nonetheless, Hartford Life's ability to identify and deter frequent purchases and redemptions through omnibus accounts is limited, and success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the third-party administrators and plan sponsors.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities will be a part of the funds' defenses against harmful excessive trading in fund shares. For additional information concerning the funds' fair-value procedures, please refer to "Determination of Net Asset Value" found earlier in the prospectus.

FEDERAL INCOME TAXES

For federal income tax purposes, each fund is treated as a separate taxpayer. Each fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended. By so qualifying, a fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, each fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in a fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the funds, see "Taxes" in the SAI.

VARIABLE CONTRACT OWNER VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. With respect to a fund that is an investment portfolio of Hartford Series Fund, Inc. or Hartford HLS Series Fund II, Inc., votes are counted on an aggregate basis for such corporate entity except as to matters where the interests of funds differ (such as approval of an investment management agreement or a change in a fund's fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of a fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class of the fund. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

PLAN PARTICIPANT VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

PERFORMANCE RELATED INFORMATION

The funds may advertise performance related information. Performance information about a fund is based on the fund's past performance only and is no indication of future performance.

Each fund may include its total return in advertisements or other sales material. When a fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).


Money Market HLS Fund may advertise yield and effective yield. The yield is based upon the income earned by the fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in fund shares and thus compounded in the course of a 52-week period.


The funds are offered exclusively through variable insurance products and to certain qualified retirement plans. Performance information presented for the funds should not be compared directly with performance information of other insurance products or retirement plans without taking into account charges and expenses payable with respect to these insurance products or retirement plans. Such charges and expenses are not reflected in the funds' performance information and will reduce an investor's return under the insurance products or retirement plans.

DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the funds.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of each fund's assets.

Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the funds.

FINANCIAL HIGHLIGHTS


The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2002 through December 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request. The information for the period ended December 31, 2001 has been audited by the funds' former independent registered public accounting firm. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.


HARTFORD ADVISERS HLS FUND


                                                                              CLASS 1A - PERIODS ENDED:
                                                    12/31/05     12/31/04            12/31/03         12/31/02         12/31/01
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)                        $      22.67        $      19.59     $      23.44     $      26.65
Net investment income (loss)(a)                                        0.51                0.42             0.51             0.64
Net realized and unrealized gain (loss) on
  investments(a)                                                       0.33                3.18            (4.10)           (1.85)
                                                               ------------        ------------     ------------     ------------
Total from investment operations(a)                                    0.84                3.60            (3.59)           (1.21)
Less distributions:
    Dividends from net investment income(a)                           (0.47)              (0.52)           (0.26)           (0.73)
    Distributions from net realized gain on
      investments(a)                                                      -                   -                -            (1.27)
    Distributions from capital(a)                                         -                   -                -                -
                                                               ------------        ------------     ------------     ------------
Total distributions(a)                                                (0.47)              (0.52)           (0.26)           (2.00)
                                                               ------------        ------------     ------------     ------------
Net increase (decrease) in net asset value(a)                          0.37                3.08            (3.85)           (3.21)
Net asset value, end of period(a)                              $      23.04        $      22.67     $      19.59     $      23.44
                                                               ============        ============     ============     ============
TOTAL RETURN(b)                                                        3.74%              18.49%          (13.79%)          (4.64%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $  9,699,374        $ 10,358,449     $  9,249,397     $ 11,836,564
Ratio of expenses to average net assets(c)                             0.67%(d)            0.67%            0.67%            0.66%
Ratio of net investment income (loss) to average
  net assets                                                           2.16%               2.03%            2.29%            2.51%
Portfolio turnover rate(e)                                               36%                 48%              47%              34%


(a) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.66%.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD CAPITAL APPRECIATION HLS FUND


                                                                              CLASS IA - PERIODS ENDED:
                                                    12/31/05     12/31/04            12/31/03         12/31/02         12/31/01
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)                        $      44.91        $      31.70     $      39.75     $      59.26
Net investment income (loss)(a)                                        0.35                0.26             0.15             0.21
Net realized and unrealized gain (loss) on
  investments(a)                                                       8.34               13.17            (8.01)           (3.36)
                                                               ------------        ------------     ------------     ------------
Total from investment operations(a)                                    8.69               13.43            (7.86)           (3.15)
Less distributions:
    Dividends from net investment income(a)                           (0.17)              (0.22)           (0.19)           (0.27)
    Distributions from net realized gain on
      investments(a)                                                      -                   -                -           (16.09)
    Distributions from capital(a)                                         -                   -                -                -
                                                               ------------        ------------     ------------     ------------
Total distributions(a)                                                (0.17)              (0.22)           (0.19)          (16.36)
                                                               ------------        ------------     ------------     ------------
Net increase (decrease) in net asset value(a)                          8.52               13.21            (8.05)          (19.51)
Net asset value, end of period(a)                              $      53.43        $      44.91     $      31.70     $      39.75
                                                               ============        ============     ============     ============
TOTAL RETURN(b)                                                       19.36%              42.38%          (19.70%)          (6.94%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $ 10,751,945        $  8,912,749     $  6,240,859     $  8,734,600
Ratio of expenses to average net assets(c)                             0.70%(d)            0.69%            0.69%            0.68%
Ratio of net investment income (loss) to
  average net assets                                                   0.77%               0.77%            0.64%            0.57%
Portfolio turnover rate(e)                                               89%                 94%              94%              92%


(a) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.67%.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD DISCIPLINED EQUITY HLS FUND


                                                                              CLASS IA - PERIODS ENDED:
                                                    12/31/05     12/31/04            12/31/03         12/31/02         12/31/01
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)                        $      11.20        $       8.80     $      11.72     $      13.26
Net investment income (loss)(a)                                        0.16                0.07             0.05             0.06
Net realized and unrealized gain (loss) on
  investments(a)                                                       0.79                2.45            (2.97)           (1.10)
                                                               ------------        ------------     ------------     ------------
Total from investment operations(a)                                    0.95                2.52            (2.92)           (1.04)
Less distributions:
    Dividends from net investment income(a)                           (0.13)              (0.12)               -                -
    Distributions from net realized gain on investments(a)                -                   -                -            (0.50)
    Distributions from capital(a)                                         -                   -                -                -
                                                               ------------        ------------     ------------     ------------
Total distributions(a)                                                (0.13)              (0.12)               -            (0.50)
                                                               ------------        ------------     ------------     ------------
Net increase (decrease) in net asset value(a)                          0.82                2.40            (2.92)           (1.54)
Net asset value, end of period(a)                              $      12.02        $      11.20     $       8.80     $      11.72
                                                               ============        ============     ============     ============
TOTAL RETURN(b)                                                        8.41%              28.82%          (24.65%)          (8.02%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $    770,938        $    685,888     $    460,807     $    416,013
Ratio of expenses to average net assets(c)                             0.75%(d)            0.78%            0.79%            0.79%
Ratio of net investment income (loss) to
average net assets                                                     1.53%               0.89%            0.65%            0.54%
Portfolio turnover rate(e)                                               62%                 73%              92%              85%


(a) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.74%.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD DIVIDEND AND GROWTH HLS FUND


                                                                              CLASS IA - PERIODS ENDED:
                                                    12/31/05     12/31/04            12/31/03         12/31/02         12/31/01
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)                        $      18.77        $      15.09     $      18.80     $      21.24
Net investment income (loss)(a)                                        0.32                0.24             0.25             0.31
Net realized and unrealized gain (loss) on
  investments(a)                                                       2.01                3.79            (3.64)           (1.14)
                                                               ------------        ------------     ------------     ------------
Total from investment operations(a)                                    2.33                4.03            (3.39)           (0.83)
Less distributions:
    Dividends from net investment income(a)                           (0.27)              (0.25)           (0.23)           (0.30)
    Distributions from net realized gain on
      investments(a)                                                      -               (0.10)           (0.09)           (1.31)
    Distributions from capital(a)                                         -                   -                -                -
                                                               ------------        ------------     ------------     ------------
Total distributions(a)                                                (0.27)              (0.35)           (0.32)           (1.61)
                                                               ------------        ------------     ------------     ------------
Net increase (decrease) in net asset value(a)                          2.06                3.68            (3.71)           (2.44)
Net asset value, end of period(a)                              $      20.83        $      18.77     $      15.09     $      18.80
                                                               ============        ============     ============     ============
TOTAL RETURN(b)                                                       12.42%              26.80%          (14.23%)          (4.04%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $  4,719,663        $  3,927,415     $  2,810,675     $  3,190,773
Ratio of expenses to average net assets(c)                             0.68%(d)            0.69%            0.69%            0.68%
Ratio of net investment income (loss) to
  average net assets                                                   1.73%               1.61%            1.56%            1.66%
Portfolio turnover rate(e)                                               27%                 31%              43%              61%


(a) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.67%.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD EQUITY INCOME HLS FUND


                                                                             CLASS IA - PERIODS ENDED:
                                                                                                      10/31/03-
                                                                 12/31/05            12/31/04        12/31/03(a)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                               $      10.75     $      10.00
Net investment income (loss)                                                               0.12             0.02
Net realized and unrealized gain (loss) on investments                                     0.89             0.75
                                                                                   ------------     ------------
Total from investment operations                                                           1.01             0.77
Less distributions:
     Dividends from net investment income                                                 (0.12)           (0.02)
     Distributions from net realized gain on investments                                      -                -
     Distributions from capital                                                               -                -
                                                                                   ------------     ------------
Total distributions                                                                       (0.12)           (0.02)
                                                                                   ------------     ------------
Net increase (decrease) in net asset value                                                 0.89             0.75
Net asset value, end of period                                                     $      11.64     $      10.75
                                                                                   ============     ============
TOTAL RETURN(b)                                                                            9.43%            7.65%(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                           $     90,197     $      8,511
Ratio of expenses to average net assets(d)                                                 0.90%(e)         1.13%(f)
Ratio of net investment income (loss) to average net assets                                1.99%            1.50%
Portfolio turnover rate(g)                                                                   18%               2%


(a) The fund was declared effective by the Securities and Exchange Commission on October 31, 2003.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Not annualized.

(d)  Ratios do not reflect reductions for expense offsets.

(e) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.88%.

(f)  Annualized.

(g) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD FOCUS HLS FUND


                                                                              CLASS IA - PERIODS ENDED:
                                                                                                                      4/30/01-
                                                    12/31/05     12/31/04            12/31/03         12/31/02       12/31/01(a)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)                        $       9.90        $       7.74     $      10.38     $     10.00
Net investment income (loss)(b)                                        0.10                0.03             0.03            0.02
Net realized and unrealized gain (loss) on
  investments(b)                                                       0.21                2.16            (2.66)           0.38
                                                               ------------        ------------     ------------     -----------
Total from investment operations(b)                                    0.31                2.19            (2.63)           0.40
Less distributions:
     Dividends from net investment income(b)                          (0.03)              (0.03)               -           (0.02)
     Distributions from net realized gain on
      investments(b)                                                      -                   -            (0.01)              -
     Distributions from capital(b)                                        -                   -                -               -
                                                               ------------        ------------     ------------     -----------
Total distributions(b)                                                (0.03)              (0.03)           (0.01)          (0.02)
                                                               ------------        ------------     ------------     -----------
Net increase (decrease) in net asset value(b)                          0.28                2.16            (2.64)           0.38
Net asset value, end of period(b)                              $      10.18        $       9.90     $       7.74     $     10.38
                                                               ============        ============     ============     ===========
TOTAL RETURN(c)                                                        3.16%              28.37%          (24.59%)          3.94%(d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $     49,519        $     49,891     $     35,237     $    32,968
Ratio of expenses to average net assets(e)                             0.90%(f)            0.90%            0.88%           0.95%(g)
Ratio of net investment income (loss) to
   average net assets                                                  1.06%               0.40%            0.40%           0.47%(g)
Portfolio turnover rate(h)                                              111%                129%             212%            113%


(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.

(b) For the periods ended December 31, 2001 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(c) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(d)  Not annualized.

(e)  Ratios do not reflect reductions for expense offsets.

(f) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.86%.

(g)  Annualized.

(h) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD GLOBAL ADVISERS HLS FUND


                                                                              CLASS IA - PERIODS ENDED:
                                                    12/31/05     12/31/04            12/31/03         12/31/02         12/31/01
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)                        $      11.15        $       9.16     $      10.07     $      11.49
Net investment income (loss)(a)                                        0.19                0.12            (0.50)            0.23
Net realized and unrealized gain (loss) on
   investments(a)                                                      1.19                1.95            (0.41)           (0.94)
                                                               ------------        ------------     ------------     ------------
Total from investment operations(a)                                    1.38                2.07            (0.91)           (0.71)
Less distributions:
     Dividends from net investment income(a)                              -               (0.08)               -            (0.08)
     Dividends in excess of net investment
       income(a)                                                          -                   -                -                -
     Distributions from net realized gain on
       investments(a)                                                     -                   -                -            (0.63)
     Distributions from capital(a)                                        -                   -                -                -
                                                               ------------        ------------     ------------     ------------
Total distributions(a)                                                    -               (0.08)               -            (0.71)
                                                               ------------        ------------     ------------     ------------
Net increase (decrease) in net asset value(a)                          1.38                1.99            (0.91)           (1.42)
Net asset value, end of period(a)                              $      12.53        $      11.15     $       9.16     $      10.07
                                                               ============        ============     ============     ============
TOTAL RETURN(b)                                                       12.38%              22.26%           (8.95%)          (6.25%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $    362,757        $    312,492     $    269,329     $    331,784
Ratio of expenses to average net assets(c)                             0.84%(d)            0.84%            0.83%            0.86%
Ratio of net investment income (loss) to
  average net assets                                                   1.27%               1.26%            2.05%            2.21%
Portfolio turnover rate(e)                                              511%                452%             288%             346%


(a) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.78%.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD GLOBAL COMMUNICATIONS HLS FUND


                                                                              CLASS IA - PERIODS ENDED:
                                                    12/31/05     12/31/04            12/31/03         12/31/02         12/31/01
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)                        $       7.17        $       4.47     $       6.37     $      10.00
Net investment income (loss)(a)                                        0.16                0.01             0.01             0.03
Net realized and unrealized gain (loss) on
  investments(a)                                                       1.51                2.69            (1.89)           (3.62)
                                                               ------------        ------------     ------------     ------------
Total from investment operations(a)                                    1.67                2.70            (1.88)           (3.59)
Less distributions:
     Dividends from net investment income(a)                              -                   -            (0.02)           (0.04)
     Distributions from net realized gain
       on investments(a)                                                  -                   -                -                -
     Distributions from capital(a)                                        -                   -                -                -
                                                               ------------        ------------     ------------     ------------
Total distributions(a)                                                    -                   -            (0.02)           (0.04)
                                                               ------------        ------------     ------------     ------------
Net increase (decrease) in net asset value(a)                          1.67                2.70            (1.90)           (3.63)
                                                               ------------        ------------     ------------     ------------
Net asset value, end of period(a)                              $       8.84        $       7.17     $       4.47     $       6.37
                                                               ============        ============     ============     ============
TOTAL RETURN(b)                                                       23.21%              60.37%          (29.36%)         (35.74%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $     17,537        $     17,302     $      8,177     $      7,679
Ratio of expenses to average net assets(c)                             1.01%(d)            1.01%            1.01%            0.92%
Ratio of net investment income (loss) to
  average net assets                                                   1.83%               0.19%            0.66%            0.38%
Portfolio turnover rate(e)                                               85%                 90%             100%              95%


(a) For the periods ended December 31, 2001 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.99%.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND


                                                                              CLASS IA - PERIODS ENDED:
                                                    12/31/05     12/31/04            12/31/03         12/31/02         12/31/01
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)                        $       9.65        $       7.51     $       9.37     $      10.00
Net investment income (loss)(a)                                        0.18                0.13             0.08             0.07
Net realized and unrealized gain (loss)
  on investments(a)                                                    1.02                2.14            (1.86)           (0.66)
                                                               ------------        ------------     ------------     ------------
Total from investment operations(a)                                    1.20                2.27            (1.78)           (0.59)
Less distributions:
     Dividends from net investment income(a)                              -               (0.13)           (0.08)           (0.04)
     Distributions from net realized gain on
       investments(a)                                                     -                   -                -                -
     Distributions from capital(a)                                        -                   -                -                -
                                                               ------------        ------------     ------------     ------------
Total distributions(a)                                                    -               (0.13)           (0.08)           (0.04)
                                                               ------------        ------------     ------------     ------------
Net increase (decrease) in net asset value(a)                          1.20                2.14            (1.86)           (0.63)
                                                               ------------        ------------     ------------     ------------
Net asset value, end of period(a)                              $      10.85        $       9.65     $       7.51     $       9.37
                                                               ============        ============     ============     ============
TOTAL RETURN(b)                                                       12.35%              30.29%          (18.87%)          (5.72%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $     22,010        $     18,940     $     15,486     $     14,216
Ratio of expenses to average net assets(c)                             0.98%(d)            0.98%            1.15%            0.93%
Ratio of net investment income (loss) to
  average net assets                                                   1.84%               1.63%            1.11%            1.04%
Portfolio turnover rate(e)                                               77%                120%              80%             119%


(a) For the periods ended December 31, 2001 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.94%.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the class of shares issued.

HARTFORD GLOBAL HEALTH HLS FUND


                                                                         CLASS IA - PERIODS ENDED:
                                                    12/31/05     12/31/04            12/31/03         12/31/02         12/31/01
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)                        $      15.52        $      11.91     $      14.72     $      14.42
Net investment income (loss)(b)                                           -                0.01             0.01                -
Net realized and unrealized gain (loss)
  on investments(b)                                                    1.95                3.81            (2.79)            0.30
                                                               ------------        ------------     ------------     ------------
Total from investment operations(b)                                    1.95                3.82            (2.78)            0.30
Less distributions:
     Dividends from net investment income(b)                          (0.01)              (0.01)               -                -
     Distributions from net realized gain
       on investments(b)                                              (0.54)              (0.20)           (0.03)               -
     Distributions from capital(b)                                        -                   -                -                -
                                                               ------------        ------------     ------------     ------------
Total distributions(b)                                                (0.55)              (0.21)           (0.03)               -
                                                               ------------        ------------     ------------     ------------
Net increase (decrease) in net asset value(b)                          1.40                3.61            (2.81)            0.30
Net asset value, end of period(b)                              $      16.92        $      15.52     $      11.91     $      14.72
                                                               ============        ============     ============     ============
TOTAL RETURN(c)                                                       12.80%              32.31%          (16.97%)           2.04%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $    309,640        $    268,844     $    172,037     $    202,131
Ratio of expenses to average net assets(e)                             0.88%(f)            0.89%            0.90%            0.89%
Ratio of net investment income (loss) to
  average net assets                                                   0.07%               0.15%            0.10%            0.06%
Portfolio turnover rate(h)                                               46%                 37%              60%              62%


(a) The fund was declared effective by the Securities and Exchange Commission on May 1, 2000.

(b) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(c) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(d)  Not annualized.

(e)  Ratios do not reflect reductions for expense offsets.

(f) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.86%.

(g)  Annualized.

(h) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD GLOBAL LEADERS HLS FUND


                                                                              CLASS IA - PERIODS ENDED:
                                                    12/31/05     12/31/04            12/31/03         12/31/02         12/31/01
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)                        $      15.53        $      11.50     $      14.43     $      17.59
Net investment income (loss)(a)                                        0.12                0.07             0.13             0.11
Net realized and unrealized gain (loss)
  on investments(a)                                                    2.85                4.02            (2.95)           (3.02)
                                                               ------------        ------------     ------------     ------------
Total from investment operations(a)                                    2.97                4.09            (2.82)           (2.91)
Less distributions:
     Dividends from net investment income(a)                          (0.09)              (0.06)           (0.11)           (0.08)
     Distributions from net realized gain on
       investments(a)                                                     -                   -                -            (0.17)
     Distributions from capital(a)                                        -                   -                -                -
                                                               ------------        ------------     ------------     ------------
Total distributions(a)                                                (0.09)              (0.06)           (0.11)           (0.25)
                                                               ------------        ------------     ------------     ------------
Net increase (decrease) in net asset value(a)                          2.88                4.03            (2.93)           (3.16)
Net asset value, end of period(a)                              $      18.41        $      15.53     $      11.50     $      14.43
                                                               ============        ============     ============     ============
TOTAL RETURN(b)                                                       19.19%              35.57%          (19.51%)         (16.58%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $  1,004,850        $    728,049     $    544,901     $    484,661
Ratio of expenses to average net assets(c)                             0.78%(d)            0.80%            0.81%            0.81%
Ratio of net investment income (loss) to
  average net assets                                                   0.83%               0.54%            1.06%            0.71%
Portfolio turnover rate(e)                                              255%                292%             324%             363%


(a) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.68%.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD GLOBAL TECHNOLOGY HLS FUND


                                                                              CLASS IA - PERIODS ENDED:
                                                    12/31/05     12/31/04            12/31/03         12/31/02         12/31/01
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)                        $       4.88        $       3.02     $       4.92     $       6.37
Net investment income (loss)(b)                                           -                   -            (0.05)           (0.02)
Net realized and unrealized gain (loss) on
  investments(b)                                                       0.06                1.86            (1.85)           (1.43)
                                                               ------------        ------------     ------------     ------------
Total from investment operations(b)                                       -                1.86            (1.90)           (1.45)
Less distributions:
     Dividends from net investment income(b)                              -                   -                -                -
     Distributions from net realized gain
       on investments(b)                                                  -                   -                -                -
     Distributions from capital(b)                                        -                   -                -                -
                                                               ------------        ------------     ------------     ------------
Total distributions(b)                                                    -                   -                -                -
                                                               ------------        ------------     ------------     ------------
Net increase (decrease) in net asset value(b)                          0.06                1.86            (1.90)           (1.45)
Net asset value, end of period(b)                              $       4.94        $       4.88     $       3.02     $       4.92
                                                               ============        ============     ============     ============
TOTAL RETURN(c)                                                        1.35%              61.50%          (38.59%)         (22.81%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $    111,876        $    138,243     $     54,596     $     86,074
Ratio of expenses to average net assets(e)                             0.91%(f)            0.90%            0.91%            0.89%
Ratio of net investment income (loss) to
  average net assets                                                   0.31%              (0.55%)          (0.69%)          (0.49%)
Portfolio turnover rate(h)                                              164%                157%             155%             240%


(a) The fund was declared effective by the Securities and Exchange Commission on May 1, 2000.

(b) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(c) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(d)  Not annualized.

(e)  Ratios do not reflect reductions for expense offsets.

(f) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.83%.

(g)  Annualized.

(h) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD GROWTH HLS FUND


                                                                    CLASS IA - PERIODS ENDED:
                                                                                                      4/30/02 -
                                                    12/31/05     12/31/04            12/31/03        12/31/02(a)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $     11.66        $       8.66     $      10.00
Net investment income (loss)                                           0.01               (0.01)               -
Net realized and unrealized gain (loss)
   on investments                                                      1.39                2.85            (1.34)
                                                               ------------        ------------     ------------
Total from investment operations                                       1.40                2.84            (1.34)
Less distributions:
     Dividends from net investment income                                 -                   -                -
     Distributions from net realized gain on
       investments                                                    (0.09)              (0.34)               -
     Distributions from capital                                           -                   -                -
                                                               ------------        ------------     ------------
Total distributions                                                   (0.09)              (0.34)               -
                                                               ------------        ------------     ------------
Net increase (decrease) in net asset value                             1.31                2.50            (1.34)
Net asset value, end of period                                 $      12.47         $     11.16      $      8.66
                                                               ============         ===========      ===========
TOTAL RETURN(b)                                                       12.49%              32.81%          (13.43%)(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $    249,473         $   127,944      $    13,452
Ratio of expenses to average net assets(d)                             0.86%(e)            0.88%            0.99%(f)
Ratio of net investment income (loss) to
  average net assets                                                   0.09%              (0.20%)          (0.01%)(f)
Portfolio turnover rate(g)                                               79%                111%              76%


(a)  The fund commenced operations on April 30, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Not annualized.

(d)  Ratios do not reflect reductions for expense offsets.

(e) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.83%.

(f)  Annualized.

(g) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD GROWTH OPPORTUNITIES HLS FUND


                                                                              CLASS IA - PERIODS ENDED:
                                                    12/31/05     12/31/04            12/31/03         12/31/02         12/31/01
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $      23.57        $      16.40     $      22.66     $      40.66
Net investment income (loss)                                           0.05               (0.01)           (0.03)            --
Net realized and unrealized gain (loss)
   on investments                                                      4.01                7.18            (6.23)           (9.21)
                                                               ------------        ------------     ------------     ------------
Total from investment operations                                       4.06                7.17            (6.26)           (9.21)
Less distributions:
     Dividends from net investment income                                 -                   -                -                -
     Distributions from net realized gain on
       investments                                                        -                   -                -            (8.79)
     Distributions from capital                                           -                   -                -                -
                                                               ------------        ------------     ------------     ------------
Total distributions                                                       -                   -                -            (8.79)
                                                               ------------        ------------     ------------     ------------
Net increase (decrease) in net asset value                             4.06                7.17            (6.26)          (18.00)
Net asset value, end of period                                 $      27.63        $      23.57     $      16.40     $      22.66
                                                               ============        ============     ============     ============
TOTAL RETURN(a)                                                       17.18%              43.79%          (27.65%)         (22.85%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $    848,674        $    696,900     $    478,045     $    755,068
Ratio of expenses to average net assets(b)                             0.63%(c)            0.64%            0.66%            0.65%
Ratio of net investment income (loss) to
  average net assets                                                   0.23%              (0.05%)          (0.16%)          (0.01%)
Portfolio turnover rate(d)                                              137%                145%             189%             228%


(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(b)  Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.57%.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD HIGH YIELD HLS FUND


                                                                              CLASS IA - PERIODS ENDED:
                                                    12/31/05     12/31/04            12/31/03         12/31/02         12/31/01
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)                        $      10.06        $       8.49     $       9.64     $       9.39
Net investment income (loss)(a)                                        0.58                0.19             0.63             0.78
Net realized and unrealized gain (loss)
  on investments(a)                                                    0.12                1.75            (1.73)           (0.52)
                                                               ------------        ------------     ------------     ------------
Total from investment operations(a)                                    0.70                1.94            (1.10)            0.26
Less distributions:
     Dividends from net investment income(a)                          (0.50)              (0.37)           (0.05)           (0.01)
     Distributions from net realized gain on
       investments(a)                                                     -                   -                -                -
     Distributions from capital(a)                                        -                   -                -                -
                                                               ------------        ------------     ------------     ------------
Total distributions(a)                                                (0.50)              (0.37)           (0.05)           (0.01)
                                                               ------------        ------------     ------------     ------------
Net increase (decrease) in net asset value(a)                          0.20                1.57            (1.15)            0.25
Net asset value, end of period(a)                              $      10.26        $      10.06     $       8.49     $       9.64
                                                               ============        ============     ============     ============
TOTAL RETURN(b)                                                        7.40%              23.18%           (6.89%)           2.69%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $    518,881        $    481,315     $    200,017     $    127,044
Ratio of expenses to average net assets(c)                             0.77%(d)            0.78%            0.82%            0.81%
Ratio of net investment income (loss) to
  average net assets                                                   6.31%               7.00%            9.33%            9.70%
Portfolio turnover rate(e)                                               92%                 44%              60%              63%
Current Yield(f)                                                       5.43%               6.11%            9.18%           10.89%


(a) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.77%.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(f) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.

HARTFORD INDEX HLS FUND


                                                                              CLASS IA - PERIODS ENDED:
                                                    12/31/05     12/31/04            12/31/03         12/31/02         12/31/01
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)                        $      29.60        $      23.46     $      31.81     $      37.25
Net investment income (loss)(a)                                        0.50                0.36             0.32             0.31
Net realized and unrealized gain (loss)
   on investments(a)                                                   2.56                6.23            (8.29)           (4.87)
                                                               ------------        ------------     ------------     ------------
Total from investment operations(a)                                    3.06                6.59            (7.97)           (4.56)
Less distributions:
     Dividends from net investment income(a)                          (0.39)              (0.37)           (0.28)           (0.29)
     Distributions from net realized gain on
       investments(a)                                                 (0.10)              (0.08)           (0.10)           (0.59)
     Distributions from capital(a)                                        -                   -                -                -
                                                               ------------        ------------     ------------     ------------
Total distributions(a)                                                (0.49)              (0.45)           (0.38)           (0.88)
                                                               ------------        ------------     ------------     ------------
Net increase (decrease) in net asset value(a)                          2.57                6.14            (8.35)           (5.44)
Net asset value, end of period(a)                              $      32.17        $      29.60     $      23.46     $      31.81
                                                               ============        ============     ============     ============
TOTAL RETURN(b)                                                       10.39%              28.13%          (22.45%)         (12.31%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $  1,973,470        $  1,934,490     $  1,553,260     $  1,976,361
Ratio of expenses to average net assets(c)                             0.44%(d)            0.44%            0.44%            0.43%
Ratio of net investment income (loss) to
  average net assets                                                   1.60%               1.40%            1.18%            0.91%
Portfolio turnover rate(e)                                                5%                  3%              15%               5%


(a) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.44%.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND


                                                                              CLASS IA - PERIODS ENDED:
                                                                                                                      4/30/01-
                                                    12/31/05     12/31/04            12/31/03         12/31/02       12/31/01(a)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)                        $      10.20        $       7.09     $       8.59     $    10.00
Net investment income (loss)(b)                                        0.05                 -               0.03           0.01
Net realized and unrealized gain (loss)
  on investments(b)                                                    2.44                3.61            (1.51)         (1.41)
                                                               ------------        ------------     ------------     ----------
Total from investment operations(b)                                    2.49                3.61            (1.48)         (1.40)
Less distributions:
     Dividends from net investment income(b)                              -                   -            (0.02)         (0.01)
     Distributions from net realized gain on
       investments(b)                                                 (0.24)              (0.50)               -              -
     Distributions from capital(b)                                        -                   -                -              -
                                                               ------------        ------------     ------------     ----------
Total distributions(b)                                                (0.24)              (0.50)           (0.02)         (0.01)
                                                               ------------        ------------     ------------     ----------
Net increase (decrease) in net asset value(b)                          2.25                3.11            (1.50)         (1.41)
Net asset value, end of period(b)                              $      12.45        $      10.20     $       7.09     $     8.59
                                                               ------------        ------------     ------------     ----------
TOTAL RETURN(c)                                                       24.72%              51.02%          (17.21%)       (13.98%)(d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $    208,703        $     67,147     $     21,368     $    9,969
Ratio of expenses to average net assets(e)                             0.97%(f)            1.01%            1.26%          1.00%(g)
Ratio of net investment income (loss) to
   average net assets                                                  0.86%               0.23%            0.59%          0.42%(g)
Portfolio turnover rate(h)                                              215%                244%             285%           191%


(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.

(b) For the periods ended December 31, 2001 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(c) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(d)  Not annualized.

(e)  Ratios do not reflect reductions for expense offsets.

(f) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.89%.

(g)  Annualized.

(h) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND


                                                                              CLASS IA - PERIODS ENDED:
                                                    12/31/05     12/31/04            12/31/03         12/31/02         12/31/01
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)                        $      10.11        $       7.66     $       9.53     $      13.64
Net investment income (loss)(a)                                        0.10                0.09             0.17             0.12
Net realized and unrealized gain (loss)
  on investments(a)                                                    1.73                2.44            (1.94)           (2.61)
                                                               ------------        ------------     ------------     ------------
Total from investment operations(a)                                    1.83                2.53            (1.77)           (2.49)
Less distributions:
     Dividends from net investment income(a)                          (0.08)              (0.08)           (0.10)           (0.01)
     Distributions from net realized gain
       on investments(a)                                                  -                   -                -            (1.61)
     Distributions from capital(a)                                        -                   -                -                -
                                                               ------------        ------------     ------------     ------------
Total distributions(a)                                                (0.08)              (0.08)           (0.10)           (1.62)
                                                               ------------        ------------     ------------     ------------
Net increase (decrease) in net asset value(a)                          1.75                2.45            (1.87)           (4.11)
Net asset value, end of period(a)                              $      11.86        $      10.11     $       7.66     $       9.53
                                                               ============        ============     ============     ============
TOTAL RETURN(b)                                                       18.08%              33.10%          (17.93%)         (18.73%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $  1,054,884        $    823,760     $    646,903     $    941,934
Ratio of expenses to average net assets(c)                             0.80%(d)            0.83%            0.81%            0.81%
Ratio of net investment income (loss) to
  average net assets                                                   1.13%               1.08%            1.23%            1.10%
Portfolio turnover rate(e)                                              142%                144%             161%             144%


(a) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.74%.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND


                                                                              CLASS IA - PERIODS ENDED:
                                                                                                                       4/30/01-
                                                    12/31/05     12/31/04            12/31/03         12/31/02        12/31/01(a)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)                        $      12.62        $       8.89     $       9.39     $    10.00
Net investment income (loss)(b)                                        0.16                0.09             0.02           0.05
Net realized and unrealized gain (loss)
  on investments(b)                                                    1.96                4.68            (0.52)         (0.64)
                                                               ------------        ------------     ------------     ----------
Total from investment operations(b)                                    2.12                4.77            (0.50)         (0.59)
Less distributions:
     Dividends from net investment income(b)                              -               (0.11)               -          (0.02)
     Distributions from net realized gain
       on investments(b)                                              (0.22)              (0.93)               -              -
     Distributions from capital(b)                                        -                   -                -              -
                                                               ------------        ------------     ------------     ----------
Total distributions(b)                                                (0.22)              (1.04)               -          (0.02)
                                                               ------------        ------------     ------------     ----------
Net increase (decrease) in net asset value(b)                          1.90                3.73            (0.50)         (0.61)
Net asset value, end of period(b)                              $      14.52        $      12.62     $       8.89     $     9.39
                                                               ============        ============     ============     ==========
TOTAL RETURN(c)                                                       16.96%              53.73%           (5.08%)        (5.98%)(d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $     84,012        $     44,088     $     16,722     $    4,373
Ratio of expenses to average net assets(e)                             1.08%(f)            1.23%            1.71%          1.00%(g)
Ratio of net investment income (loss) to
  average net assets                                                   1.53%               1.35%            0.23%          1.01%(g)
Portfolio turnover rated(h)                                             119%                150%             183%           168%


(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.

(b) For the periods ended December 31, 2001 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(c) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(d)  Not annualized.

(e)  Ratios do not reflect reductions for expense offsets.

(f) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 1.01%.

(g)  Annualized.

(h) Portfolio turnover rate calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD MIDCAP HLS FUND


                                                                              CLASS IA - PERIODS ENDED:
                                                    12/31/05     12/31/04            12/31/03         12/31/02         12/31/01
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)                        $      24.63        $      17.93     $      20.93     $      24.67
Net investment income (loss)(b)                                        0.12                0.04            (0.01)            0.03
Net realized and unrealized gain (loss)
  on investments(b)                                                    3.93                6.71            (2.99)           (0.97)
                                                               ------------        ------------     ------------     ------------
Total from investment operations(b)                                    4.05                6.75            (3.00)           (0.94)
Less distributions:
     Dividends from net investment income(b)                          (0.07)              (0.05)               -                -
     Distributions from net realized gain
       on investments(b)                                                  -                   -                -            (2.80)
     Distributions from capital(b)                                        -                   -                -                -
                                                               ------------        ------------     ------------     ------------
Total distributions(b)                                                (0.07)              (0.05)               -            (2.80)
                                                               ------------        ------------     ------------     ------------
Net increase (decrease) in net asset value(b)                          3.98                6.70            (3.00)           (3.74)
Net asset value, end of period(b)                              $      28.61        $      24.63     $      17.93     $      20.93
                                                               ============        ============     ============     ============
TOTAL RETURN(b)                                                       16.44%              37.67%          (14.22%)          (3.62%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $  2,193,649        $  1,946,881     $  1,340,265     $  1,765,315
Ratio of expenses to average net assets(c)                             0.70%(d)            0.72%            0.72%            0.70%
Ratio of net investment income (loss) to
  average net assets                                                   0.47%               0.20%            0.09%            0.12%
Portfolio turnover rate(e)                                               60%                 75%              90%             117%


(a) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.68%.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD MIDCAP VALUE HLS FUND


                                                                              CLASS IA - PERIODS ENDED:
                                                                                                                     4/30/01-
                                                    12/31/05     12/31/04            12/31/03         12/31/02      12/31/01(a)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)                        $      12.37        $       8.63     $       9.95     $    10.00
Net investment income (loss)(b)                                        0.03                0.01             0.02           0.01
Net realized and unrealized gain (loss)
  on investments(b)                                                    1.96                3.73            (1.32)         (0.05)
                                                               ------------        ------------     ------------     ----------
Total from investment operations(b)                                    1.99                3.74            (1.30)         (0.04)
Less distributions:
     Dividends from net investment income(b)                          (0.01)                  -            (0.02)         (0.01)
     Distributions from net realized gain
       on investments(b)                                              (0.19)                  -                -              -
     Distributions from capital(b)                                        -                   -                -              -
                                                               ------------        ------------     ------------     ----------
Total distributions(b)                                                (0.20)                  -            (0.02)         (0.01)
                                                               ------------        ------------     ------------     ----------
Net increase (decrease) in net asset value(b)                          1.79                3.74            (1.32)         (0.05)
Net asset value, end of period(b)                              $      14.16        $      12.37     $       8.63     $     9.95
                                                               ============        ============     ============     ==========
TOTAL RETURN(c)                                                       16.30%              43.29%          (13.02%)        (0.41%)(d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $    770,328        $    592,014     $    275,556     $   95,308
Ratio of expenses to average net assets(e)                             0.80%(f)            0.83%            0.88%          0.90%(g)
Ratio of net investment income (loss) to
  average net assets                                                   0.34%               0.25%            0.36%          0.47%(g)
Portfolio turnover rate(h)                                               87%                 59%              42%            32%


(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.

(b) For the periods ended December 31, 2001 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(c) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(d)  Not annualized.

(e)  Ratios do not reflect reductions for expense offsets.

(f) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.78%.

(g)  Annualized.

(h) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD MONEY MARKET HLS FUND


                                                                              CLASS IA - PERIODS ENDED:
                                                    12/31/05     12/31/04            12/31/03         12/31/02        12/31/01
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $       1.00        $       1.00     $       1.00     $       1.00
Net investment income (loss)                                              -                0.01             0.01             0.04
Net realized and unrealized gain (loss)
  on investments                                                          -                   -                -                -
                                                               ------------        ------------     ------------     ------------
Total from investment operations                                          -                0.01             0.01             0.04
Less distributions:
     Dividends from net investment income                                 -               (0.01)           (0.01)           (0.04)
     Distributions from net realized gain
       on investments                                                     -                   -                -                -
     Distributions from capital                                           -                   -                -                -
                                                               ------------        ------------     ------------     ------------
Total distributions                                                       -               (0.01)           (0.01)           (0.04)
                                                               ------------        ------------     ------------     ------------
Net increase (decrease) in net asset value                                -                   -                -                -
Net asset value, end of period                                 $       1.00        $       1.00     $       1.00     $       1.00
                                                               ============        ============     ============     ============
TOTAL RETURN(a)                                                        0.94%               0.75%            1.47%            3.87%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $  1,294,525        $  1,609,439     $  2,319,456     $  1,867,520
Ratio of expenses to average net assets(b)                             0.48%(c)            0.49%            0.49%            0.48%
Ratio of net investment income (loss) to
  average net assets                                                   0.93%               0.75%            1.43%            3.58%
Current Yield(d)                                                       1.78%               0.68%            1.00%            1.80%
Effective Yield(d)                                                     1.80%               0.69%            1.01%            1.82%


(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(b)  Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.48%.

(d) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. These figures have not been audited.

HARTFORD MORTGAGE SECURITIES HLS FUND


                                                                              CLASS IA - PERIODS ENDED:
                                                    12/31/05     12/31/04            12/31/03         12/31/02         12/31/01
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)                        $      11.84        $      12.01     $      11.54     $      11.38
Net investment income (loss)(a)                                        0.41                0.35             0.37             0.49
Net realized and unrealized gain (loss)
  on investments(a)                                                    0.06               (0.08)            0.15             0.34
                                                               ------------        ------------     ------------     ------------
Total from investment operations(a)                                    0.47                0.27             0.52             0.83
Less distributions:
     Dividends from net investment income(a)                          (0.58)              (0.38)           (0.05)           (0.67)
     Dividends in excess of net investment
       income(a)                                                          -                   -                -                -
     Distributions from net realized gain on
       investments(a)                                                 (0.02)              (0.06)               -                -
     Distributions from capital(a)                                        -                   -                -                -
                                                               ------------        ------------     ------------     ------------
Total distributions(a)                                                (0.60)              (0.44)           (0.05)           (0.67)
                                                               ------------        ------------     ------------     ------------
Net increase (decrease) in net asset value(a)                         (0.13)              (0.17)            0.47             0.16
Net asset value, end of period(a)                              $      11.71        $      11.84     $      12.01     $      11.54
                                                               ============        ============     ============     ============
TOTAL RETURN(b)                                                        4.12%               2.29%            8.15%            7.50%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $    512,171        $    587,833     $    727,323     $    424,603
Ratio of expenses to average net assets(c)                             0.49%(d)            0.49%            0.49%            0.48%
Ratio of net investment income (loss) to
  average net assets                                                   3.29%               2.84%            3.86%            5.64%
Portfolio turnover rate(e)                                              100%                111%             339%             233%
Current Yield(f)                                                       4.62%               4.29%            3.31%            4.86%


(a) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Ratios do not reflect reduction for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.49%.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(f) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.

HARTFORD SMALL COMPANY HLS FUND


                                                                              CLASS IA - PERIODS ENDED:
                                                    12/31/05     12/31/04            12/31/03         12/31/02         12/31/01
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)                        $      14.49        $       9.29     $      13.32     $      16.87
Net investment income (loss)(a)                                       (0.07)              (0.04)           (0.08)            0.01
Net realized and unrealized gain (loss)
  on investments(a)                                                    1.83                5.24            (3.95)           (2.53)
                                                               ------------        ------------     ------------     ------------
Total from investment operations(a)                                    1.76                5.20            (4.03)           (2.52)
Less distributions:
     Dividends from net investment income(a)                              -                   -                -                -
     Distributions from net realized gain
       on investments(a)                                                  -                   -                -            (1.03)
     Distributions from capital(a)                                        -                   -                -                -
                                                               ------------        ------------     ------------     ------------
Total distributions(a)                                                    -                   -                -            (1.03)
                                                               ------------        ------------     ------------     ------------
Net increase (decrease) in net asset value(a)                          1.76                5.20            (4.03)           (3.55)
Net asset value, end of period(a)                              $      16.25        $      14.49     $       9.29     $      13.32
                                                               ============        ============     ============     ============
TOTAL RETURN(b)                                                       12.18%              55.87%          (30.23%)         (14.92%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $    904,912        $    851,283     $    495,074     $    745,253
Ratio of expenses to average net assets(c)                             0.75%(d)            0.76%            0.77%            0.76%
Ratio of net investment income (loss) to
  average net assets                                                  (0.41%)             (0.49%)          (0.30%)           0.03%
Portfolio turnover rate(e)                                              141%                171%             222%             227%


(a) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.70%.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD SMALLCAP GROWTH HLS FUND


                                                                              CLASS IA - PERIODS ENDED:
                                                    12/31/05     12/31/04            12/31/03         12/31/02         12/31/01
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $      17.55        $      11.70     $      16.44     $      23.73
Net investment income (loss)                                           0.04                   -            (0.02)               -
Net realized and unrealized gain (loss)
  on investments                                                       2.67                5.85            (4.72)           (4.91)
                                                               ------------        ------------     ------------     ------------
Total from investment operations                                       2.71                5.85            (4.74)           (4.91)
Less distributions:
     Dividends from net investment income                                 -                   -                -                -
     Distributions from net realized gain
       on investments                                                     -                   -                -            (2.38)
     Distributions from capital                                           -                   -                -                -
                                                               ------------        ------------     ------------     ------------
Total distributions                                                       -                   -                -            (2.38)
                                                               ------------        ------------     ------------     ------------
Net increase (decrease) in net asset value                             2.71                5.85            (4.74)           (7.29)
Net asset value, end of period                                 $      20.26        $      17.55     $      11.70     $      16.44
                                                               ============        ============     ============     ============
TOTAL RETURN(a)                                                       15.43%              50.06%          (28.83%)         (20.18%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $    503,717        $    346,380     $    184,062     $    272,272
Ratio of expenses to average net assets(b)                             0.64%(c)            0.66%            0.69%            0.68%
Ratio of net investment income (loss) to
  average net assets                                                   0.27%              (0.01%)          (0.18%)          (0.02%)
Portfolio turnover rate(d)                                               88%                101%              99%             164%


(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(b)  Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.63%.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD STOCK HLS FUND


                                                                              CLASS IA - PERIODS ENDED:
                                                    12/31/05     12/31/04            12/31/03         12/31/02         12/31/01
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)                        $      44.37        $      35.46     $      47.36     $      58.80
Net investment income (loss) (a)                                       0.74                0.46             0.43             0.41
Net realized and unrealized gain (loss)
  on investments(a)                                                    1.10                8.93           (11.94)           (7.42)
                                                               ------------        ------------     ------------     ------------
Total from investment operations(a)                                    1.84                9.39           (11.51)           (7.01)
Less distributions:
     Dividends from net investment income(a)                          (0.49)              (0.48)           (0.39)           (0.38)
     Distributions from net realized gain
       on investments(a)                                                  -                   -                -            (4.05)
     Distributions from capital(a)                                        -                   -                -                -
                                                               ------------        ------------     ------------     ------------
Total distributions(a)                                                (0.49)              (0.48)           (0.39)           (4.43)
                                                               ------------        ------------     ------------     ------------
Net increase (decrease) in net asset value(a)                          1.35                8.91           (11.90)          (11.44)
Net asset value, end of period(a)                              $      45.72        $      44.37     $      35.46     $      47.36
                                                               ============        ============     ============     ============
TOTAL RETURN(b)                                                        4.17%              26.47%          (24.25%)         (12.23%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $  5,657,942        $  6,014,675     $  5,094,276     $  7,834,643
Ratio of expenses to average net assets(c)                             0.49%(d)            0.49%            0.49%            0.49%
Ratio of net investment income (loss) to
  average net assets                                                   1.61%               1.18%            0.97%            0.80%
Portfolio turnover rate(e)                                               30%                 37%              44%              39%


(a) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.48%.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD TOTAL RETURN BOND HLS FUND


                                                                              CLASS IA - PERIODS ENDED:
                                                    12/31/05     12/31/04            12/31/03         12/31/02         12/31/01
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)                        $      12.32        $      11.95     $      11.46     $      11.08
Net investment income (loss)(a)                                        0.40                0.36             0.56             0.46
Net realized and unrealized gain (loss)
  on investments(a)                                                    0.12                0.57            (0.01)            0.48
                                                               ------------        ------------     ------------     ------------
Total from investment operations(a)                                    0.52                0.93             0.55             0.94
Less distributions:
     Dividends from net investment income(a)                          (0.58)              (0.50)           (0.05)           (0.56)
     Distributions from net realized gain
       on investments(a)                                              (0.32)              (0.06)           (0.01)               -
     Distributions from capital(a)                                        -                   -                -                -
                                                               ------------        ------------     ------------     ------------
Total distributions(a)                                                (0.90)              (0.56)           (0.06)           (0.56)
                                                               ------------        ------------     ------------     ------------
Net increase (decrease) in net asset value(a)                         (0.38)               0.37             0.49             0.38
Net asset value, end of period(a)                              $      11.94        $      12.32     $      11.95     $      11.46
                                                               ============        ============     ============     ============
TOTAL RETURN(b)                                                        4.62%               7.85%           10.08%            8.68%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $  2,507,019        $  2,332,343     $  2,145,266     $  1,549,698
Ratio of expenses to average net assets(c)                             0.50%(d)            0.50%            0.51%            0.51%
Ratio of net investment income (loss) to
  average net assets                                                   3.72%               3.74%            5.58%            5.87%
Portfolio turnover rate(e)                                              164%                215%             108%             185%
Current Yield(f)                                                       3.84%               3.90%            5.01%            5.74%


(a) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.50%.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(f) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND


                                                                              CLASS IA - PERIODS ENDED:
                                                    12/31/05     12/31/04            12/31/03         12/31/02         12/31/01
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $      11.43        $      11.36     $      10.79     $      10.59
Net investment income (loss)                                           0.29                0.31             0.22             0.50
Net realized and unrealized gain (loss)
  on investments                                                      (0.07)              (0.07)            0.89             0.28
                                                               ------------        ------------     ------------     ------------
Total from investment operations                                       0.22                0.24             1.11             0.78
Less distributions:
     Dividends from net investment income                             (0.41)              (0.17)           (0.54)           (0.58)
     Distributions from net realized gain
       on investments                                                     -                   -                -                -
     Distributions from capital                                           -                   -                -                -
                                                               ------------        ------------     ------------     ------------
Total distributions                                                   (0.41)              (0.17)           (0.54)           (0.58)
                                                               ------------        ------------     ------------     ------------
Net increase (decrease) in net asset value                            (0.19)               0.07             0.57             0.20
Net asset value, end of period                                 $      11.24        $      11.43     $      11.36     $      10.79
                                                               ============        ============     ============     ============
TOTAL RETURN(a)                                                        2.07%               2.15%           10.73%            7.50%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $    523,819        $    514,243     $    590,626     $    174,333
Ratio of expenses to average net assets(b)                             0.47%(c)            0.47%            0.49%            0.51%
Ratio of net investment income (loss) to
  average net assets                                                   3.08%               2.74%            3.47%            5.55%
Portfolio turnover rate(d)                                              247%                191%             283%             155%


(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(b)  Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.47%.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD VALUE HLS FUND


                                                                              CLASS IA - PERIODS ENDED:
                                                                                                                     4/30/01-
                                                    12/31/05     12/31/04            12/31/03         12/31/02      12/31/01(a)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)                        $       9.72        $       7.61     $       9.94     $    10.00
Net investment income (loss)(b)                                        0.13                0.10             0.08           0.03
Net realized and unrealized gain (loss)
  on investments(b)                                                    0.91                2.08            (2.33)         (0.02)
                                                               ------------        ------------     ------------     ----------
Total from investment operations(b)                                    1.04                2.18            (2.25)          0.01
Less distributions:
     Dividends from net investment income(b)                          (0.03)              (0.07)           (0.08)         (0.03)
     Distributions from net realized gain
       on investments(b)                                                  -                   -                -          (0.04)
     Distributions from capital(b)                                        -                   -                -              -
                                                               ------------        ------------     ------------     ----------
Total distributions(b)                                                (0.03)              (0.07)           (0.08)         (0.07)
                                                               ------------        ------------     ------------     ----------
Net increase (decrease) in net asset value(b)                          1.01                2.11            (2.33)         (0.06)
Net asset value, end of period(b)                              $      10.73        $       9.72     $       7.61     $     9.94
                                                               ============        ============     ============     ==========
TOTAL RETURN(c)                                                       10.71%              28.60%          (22.64%)         0.06%(d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $    162,644        $    155,085     $     69,388     $   40,759
Ratio of expenses to average net assets(e)                             0.87%(f)            0.87%            0.89%          0.90%(g)
Ratio of net investment income (loss) to
  average net assets                                                   1.36%               1.53%            1.30%          1.02%(g)
Portfolio turnover rate(h)                                               45%                 40%              37%            16%


(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.

(b) For the periods ended December 31, 2001 to December 31, 2002, per share amounts have been restated to reflect stock split for Class IA shares effective November 22, 2002.

(c) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(d)  Not annualized.

(e)  Ratios do not reflect reductions for expense offsets.

(f) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.85%.

(g)  Annualized.

(h) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD VALUE OPPORTUNITIES HLS FUND


                                                                              CLASS IA - PERIODS ENDED:
                                                    12/31/05     12/31/04            12/31/03         12/31/02         12/31/01
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $      15.33        $      10.86     $      14.83     $      17.38
Net investment income (loss)                                           0.13                0.06             0.07             0.08
Net realized and unrealized gain (loss)
  on investments                                                       2.75                4.48            (3.68)           (0.48)
                                                               ------------        ------------     ------------     ------------
Total from investment operations                                       2.88                4.54            (3.61)           (0.40)
Less distributions:
     Dividends from net investment income                             (0.05)              (0.07)           (0.09)           (0.11)
     Distributions from net realized gain
       on investments                                                     -                   -            (0.27)           (2.04)
     Distributions from capital                                           -                   -                -                -
                                                               ------------        ------------     ------------     ------------
Total distributions                                                   (0.05)              (0.07)           (0.36)           (2.15)
                                                               ------------        ------------     ------------     ------------
Net increase (decrease) in net asset value                             2.83                4.47            (3.97)           (2.55)
Net asset value, end of period                                 $      18.16        $      15.33     $      10.86     $      14.83
                                                               ============        ============     ============     ============
TOTAL RETURN(a)                                                       18.87%              41.87%          (24.95%)          (2.55%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $    259,593        $    156,879     $     88,793     $    130,567
Ratio of expenses to average net assets(b)                             0.67%(c)            0.71%            0.73%            0.73%
Ratio of net investment income (loss) to
  average net assets                                                   1.10%               0.62%            0.60%            0.68%
Portfolio turnover rate(d)                                               80%                 48%              67%             147%


(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(b)  Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.66%.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

                         PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                        (herein called "we, our, and us")

           THIS PRIVACY POLICY APPLIES TO OUR UNITED STATES OPERATIONS

We value your trust.  We are committed to the responsible:
a)   management;
b)   use; and
c)   protection;
of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:
a)   service your TRANSACTIONS with us; and
b)   support our business functions.

We may obtain PERSONAL INFORMATION from:
a)   YOU;
b)   your TRANSACTIONS with us; and
c)   third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:
a)   your name;
b)   your address;
c)   your income;
d)   your payment; or
e)   your credit history;
may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a)   our insurance companies;
b)   our employee agents;
c)   our brokerage firms; and
d)   our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:
a)   market our products; or
b)   market our services;
to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:
a)   independent agents;
b)   brokerage firms;
c)   insurance companies;
d)   administrators; and
e)   service providers;
who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a)   taking surveys;
b)   marketing our products or services; or
c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:
a)   "opt-out;" or
b)   "opt-in;"
as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:
a)   your proper written authorization; or
b)   as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:
a)   underwriting policies;
b)   paying claims;
c)   developing new products; or
d)   advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)   the confidentiality; and
b)   the integrity of;
PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:
a)   secured files;
b)   user authentication;
c)   encryption;
d)   firewall technology; and
e)   the use of detection software.

We are responsible for and must:
a)   identify information to be protected;
b)   provide an adequate level of protection for that data;
c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

AS USED IN THIS PRIVACY NOTICE:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:
a)   credit history;
b)   income;
c)   financial benefits; or
d)   policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:
a)   your medical records; or
b)   information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:
a)   PERSONAL FINANCIAL INFORMATION; and
b)   PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:
a)   your APPLICATION;
b)   your request for us to pay a claim; and
c)   your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:
a)   asking about;
b)   applying for; or
c)   obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:


American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Group Insurance Company; Hartford Lloyd's Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Specialty Insurance Services of Texas, LLC; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HL Investment Advisors, LLC; Hartford Life Private Placement, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

FOR MORE INFORMATION

Two documents are available that offer further information on the Hartford HLS
Funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semiannual reports. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.


A current SAI and financial statements from the annual report for the fiscal year ended December 31, 2005 have been filed with the SEC and are incorporated by reference into (which means they are legally a part of) this prospectus.


The funds make available this prospectus, their SAI and annual/semiannual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semiannual report for a fund and/or the SAI or for other information about the funds, please contact the funds at:

BY MAIL:

Hartford HLS Funds
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

BY PHONE:

1-800-862-6668

ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

INTERNET:

(on the EDGAR Database on the SEC's internet site) www.sec.gov

E-MAIL:

publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:

Hartford Series Fund, Inc.                           811-08629
Hartford HLS Series Fund II, Inc.                    811-04615

                               HARTFORD HLS FUNDS

                                 CLASS IB SHARES

                                   PROSPECTUS

                                   MAY 1, 2006


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


HARTFORD ADVISERS HLS FUND
HARTFORD CAPITAL APPRECIATION HLS FUND
HARTFORD DISCIPLINED EQUITY HLS FUND
HARTFORD DIVIDEND AND GROWTH HLS FUND
HARTFORD EQUITY INCOME HLS FUND
HARTFORD FOCUS HLS FUND
HARTFORD GLOBAL ADVISERS HLS FUND
HARTFORD GLOBAL COMMUNICATIONS HLS FUND
HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
HARTFORD GLOBAL HEALTH HLS FUND
HARTFORD GLOBAL LEADERS HLS FUND
HARTFORD GLOBAL TECHNOLOGY HLS FUND
HARTFORD GROWTH HLS FUND
HARTFORD GROWTH OPPORTUNITIES HLS FUND
HARTFORD HIGH YIELD HLS FUND
HARTFORD INDEX HLS FUND
HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
HARTFORD MIDCAP HLS FUND
HARTFORD MIDCAP VALUE HLS FUND
HARTFORD MONEY MARKET HLS FUND
HARTFORD MORTGAGE SECURITIES HLS FUND
HARTFORD SMALL COMPANY HLS FUND
HARTFORD SMALLCAP GROWTH HLS FUND
HARTFORD STOCK HLS FUND

HARTFORD TOTAL RETURN BOND HLS FUND

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
HARTFORD VALUE HLS FUND
HARTFORD VALUE OPPORTUNITIES HLS FUND


HARTFORD HLS FUNDS
C/O INDIVIDUAL ANNUITY SERVICES
P.O. BOX 5085
HARTFORD, CT 06102-5085

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

CONTENTS                                                                                                    PAGE
-------------------------------------------------------------------------------------------------------------------
Introduction.                                 Introduction

A summary of each fund's                      Hartford Advisers HLS Fund
goals, principal strategies, main risks,      Hartford Capital Appreciation HLS Fund
performance and fees.                         Hartford Disciplined Equity HLS Fund
                                              Hartford Dividend and Growth HLS Fund
                                              Hartford Equity Income HLS Fund
                                              Hartford Focus HLS Fund
                                              Hartford Global Advisers HLS Fund
                                              Hartford Global Communications HLS Fund
                                              Hartford Global Financial Services HLS Fund
                                              Hartford Global Health HLS Fund
                                              Hartford Global Leaders HLS Fund
                                              Hartford Global Technology HLS Fund
                                              Hartford Growth HLS Fund
                                              Hartford Growth Opportunities HLS Fund
                                              Hartford High Yield HLS Fund
                                              Hartford Index HLS Fund
                                              Hartford International Capital Appreciation HLS Fund
                                              Hartford International Opportunities HLS Fund
                                              Hartford International Small Company HLS Fund
                                              Hartford MidCap HLS Fund
                                              Hartford MidCap Value HLS Fund
                                              Hartford Money Market HLS Fund
                                              Hartford Mortgage Securities HLS Fund
                                              Hartford Small Company HLS Fund
                                              Hartford SmallCap Growth HLS Fund
                                              Hartford Stock HLS Fund
                                              Hartford Total Return Bond HLS Fund
                                              Hartford U.S. Government Securities HLS Fund
                                              Hartford Value HLS Fund
                                              Hartford Value Opportunities HLS Fund

Description of other investment               Investment strategies and investment matters
strategies and investment risks.

Investment manager and                        Management of the funds
management fee information.

Further information on the funds.             Further information on the funds
                                              Purchase and redemption of fund shares
                                              Distribution plan
                                              Determination of net asset value
                                              Dividends and distributions
                                              Frequent purchases and redemptions of fund shares
                                              Federal income taxes
                                              Variable contract owner voting rights
                                              Plan participant voting rights
                                              Performance related information
                                              Distributor, Custodian and Transfer Agent
                                              Financial highlights
                                              Privacy policy
                                              For more information                                       back cover

INTRODUCTION


The Hartford HLS Funds are a family of mutual funds (each a "fund" and together the "funds") which may serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates ("Hartford Life") and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans. Each fund described in this prospectus has its own investment strategy and risk/reward profile. Each fund offers two classes of shares: Class IB shares offered in this prospectus and Class IA shares offered pursuant to another prospectus. Class IB shares are subject to distribution fees under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act") and therefore have higher expenses than Class IA shares, which are not subject to Rule 12b-1 distribution fees.


Each fund, except Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund, is an investment portfolio of Hartford Series Fund, Inc. Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund are investment portfolios of Hartford HLS Series Fund II, Inc.


Each fund, except Focus HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund and Global Technology HLS Fund is a diversified fund. Focus HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund and Global Technology HLS Fund are non-diversified funds. The non-diversified funds other than Focus HLS Fund are sometimes known as "sector funds." Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this Introduction. HARTFORD LIFE ALSO SPONSORS A FAMILY OF MUTUAL FUNDS KNOWN AS THE HARTFORD MUTUAL FUNDS, WHICH ARE OFFERED DIRECTLY TO THE PUBLIC (THE "RETAIL FUNDS"). THE RETAIL FUNDS ARE SEPARATE FUNDS AND SHOULD NOT BE CONFUSED WITH THE HARTFORD HLS FUNDS' INVESTMENT OPTIONS OFFERED IN THIS PROSPECTUS.


The investment manager to each fund is HL Investment Advisors, LLC ("HL Advisors"). The day-to-day portfolio management of the funds is provided by an investment sub-adviser -- either Wellington Management Company, LLP ("Wellington Management") or Hartford Investment Management Company ("Hartford Investment Management"). Information regarding HL Advisors, Wellington Management and Hartford Investment Management is included under "Management of the Funds" in this prospectus. An affiliate of HL Advisors acts as the investment adviser to the Retail Funds, some of which have names and investment objectives and strategies similar to those of certain funds offered in this prospectus. The funds are not duplicates of the Retail Funds and their performance will differ.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.


HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

HARTFORD ADVISERS HLS FUND

INVESTMENT GOAL. The Hartford Advisers HLS Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

     - stocks,

     - debt securities, and

     - money market instruments.


The fund will normally invest in a portfolio of between 50% and 70% in equities, with the balance of the assets invested in debt securities and cash instruments. The fund will not normally hold more than 10% in cash or cash equivalents Allocation decisions within these bands are in the discretion of Wellington Management and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.

The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management also analyzes the general economic and investment environment, including the evaluation of economic conditions, U.S. fiscal and monetary policy, and investor sentiment.


In general, the fund seeks to invest in companies that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. With respect to stocks in which the fund invests, the fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.

The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

MAIN RISKS. The fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Manager allocation risk refers to the possibility that Wellington Management could allocate assets in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on March 31, 1983, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)


         1996              16.30%
         1997              24.20%
         1998              24.39%
         1999              10.39%
         2000              -0.92%
         2001              -4.81%
         2002             -13.99%
         2003              18.20%
         2004               3.48%
         2005               6.97%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 13.85% (2ND QUARTER, 1997) AND THE LOWEST QUARTERLY RETURN WAS -9.91% (2ND QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                     1 YEAR     5 YEARS    10 YEARS
Class IB(1)                                                                           6.97%      1.39%      7.73%
S&P 500 Index (reflects no deduction for fees or expenses)                            4.91%      0.55%      9.07%
Lehman Brothers Government/Credit Bond Index (reflects no deduction for fees or
expenses)                                                                             2.37%      6.11%      6.17%

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Lehman Brothers Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]



                                                                        CLASS IB
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price     Not applicable
Maximum deferred sales charge (load)                              Not applicable
Exchange fees                                                     None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees(1)                                                       0.60%
Distribution and service (12b-1) fees                                    0.25%
Other expenses                                                           0.04%
Total operating expenses                                                 0.89%



(1) Effective November 1, 2005, HL Advisors has reduced its management fee from 0.63% to 0.60%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
(with or without redemption)
Year 1                                                                      $___
Year 3                                                                      $___
Year 5                                                                      $___
Year 10                                                                     $___


SUB-ADVISER

Wellington Management


PORTFOLIO MANAGEMENT


Steven T. Irons


     - Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management

     -    Portfolio manager of the equity portion of the fund since May 2005

     -    Joined Wellington Management as an investment professional in 1993


Peter I. Higgins, CFA

     -    Vice President and Equity Portfolio Manager of Wellington Management

     - Involved in Portfolio Management and securities analysis of the equity portion of the fund since November 2005

     -    Joined Wellington Management as an investment professional in October
          2005

     - Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005


Saul J. Pannell


     -    Senior Vice President and Equity Portfolio Manager of Wellington
          Management


     - Involved in portfolio management and securities analysis of the equity portion of the fund since May 2005

     -    Joined Wellington Management as an investment professional in 1974


John C. Keogh

     - Senior Vice President and Fixed Income Portfolio Manager of Wellington Management

     - Portfolio manager of the fixed income and money market portion of the fund since 2004

     -    Joined Wellington Management as an investment professional in 1983

Christopher L. Gootkind

     -    Vice President and Fixed Income Portfolio Manager of Wellington
          Management

     - Involved in portfolio management and securities analysis for the corporate portion of the fixed income component of the Fund since March 2006

     -    Joined Wellington Management as an investment professional in 2000


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD CAPITAL APPRECIATION HLS FUND

INVESTMENT GOAL. The Hartford Capital Appreciation HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including emerging market securities. Due to its current size, the fund will generally not invest in securities of issuers with market capitalizations less than $2 billion.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on April 2, 1984, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)


         1996              20.40%
         1997              22.04%
         1998              15.24%
         1999              37.21%
         2000              13.02%

         2001              -7.10%
         2002             -19.88%
         2003              42.02%
         2004              19.07%
         2005              15.26%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 24.83% (4TH QUARTER, 1998) AND THE LOWEST QUARTERLY RETURN WAS -19.07% (3RD QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                     1 YEAR     5 YEARS    10 YEARS
Class IB(1)                                                                          15.26%      7.72%      14.31%
S&P 500 Index (reflects no deduction for fees or expenses)                            4.91%      0.55%       9.07%
Russell 3000 Index (reflects no deduction for fees or expenses)                       6.12%      1.58%       9.20%


(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.

The fund has changed its benchmark from the S&P 500 Index to the Russell 3000 Index because the fund's investment manager believes that the Russell 3000 Index is better suited to the investment strategy of the fund.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                        CLASS IB
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price     Not applicable
Maximum deferred sales charge (load)                              Not applicable
Exchange fees                                                     None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                          0.63%
Distribution and service (12b-1) fees                                    0.25%
Other expenses                                                           0.07%
Total operating expenses                                                 0.95%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                        CLASS IB
EXPENSES
(with or without redemption)
Year 1                                                                      $___
Year 3                                                                      $___
Year 5                                                                      $___
Year 10                                                                     $___


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Saul J. Pannell, CFA


     -  Senior Vice President and Equity Portfolio Manager of Wellington
        Management


     -  Portfolio manager of the fund since 1991

     -  Joined Wellington Management as an investment professional in 1974

Frank D. Catrickes


     -  Vice President and Equity Portfolio Manager of Wellington Management


     -  Joined Wellington Management as an investment professional in 1998

     - Involved in portfolio management and securities analysis for the fund since 1998

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD DISCIPLINED EQUITY HLS FUND

INVESTMENT GOAL. The Hartford Disciplined Equity HLS Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund's portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR


         1999              21.61%
         2000              -5.81%
         2001              -8.18%
         2002             -24.85%
         2003              28.50%
         2004               8.14%
         2005               6.31%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 15.60% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -16.54% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                 SINCE INCEPTION
                                          1 YEAR     5 YEARS      (MAY 29, 1998)
Class IB                                   6.31%      0.38%           4.40%
S&P 500 Index (reflects no deduction
for fees or expenses)                      4.91%      0.55%           3.36%(1)


(1)  Return is from 5/31/98.

INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                        CLASS IB
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price     Not applicable
Maximum deferred sales charge (load)                              Not applicable
Exchange fees                                                     None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                          0.72%
Distribution and service (12b-1) fees                                    0.25%
Other expenses                                                           0.03%
Total operating expenses                                                 1.00%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
(with or without redemption)
Year 1                                                                      $___
Year 3                                                                      $___
Year 5                                                                      $___
Year 10                                                                     $___


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

James A. Rullo, CFA

     - Senior Vice President and Director of the Quantitative Investment Group of Wellington Management


     -  Portfolio manager of the fund since inception (May 1998)

     -  Joined Wellington Management as an investment professional in 1994

Mammen Chally


     -  Vice President and Equity Portfolio Manager of Wellington Management


     -  Joined Wellington Management in 1994


     - Involved in portfolio management and securities analysis for the fund since inception (May 1998)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD DIVIDEND AND GROWTH HLS FUND

INVESTMENT GOAL. The Hartford Dividend and Growth HLS Fund seeks a high level of current income consistent with growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2005, the market capitalization of companies with this index ranged from approximately $764 million to $370 billion. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on March 9, 1994, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)


         1996             22.60%
         1997             31.56%
         1998             16.18%
         1999              5.12%
         2000             10.75%
         2001             -4.21%

         2002            -14.42%
         2003             26.48%
         2004             12.14%
         2005              5.70%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.22% (2ND QUARTER, 1997) AND THE LOWEST QUARTERLY RETURN WAS -18.80% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                     1 YEAR     5 YEARS    10 YEARS
Class IB(1)                                                                           5.70%      4.21%      10.37%
S&P 500 Index (reflects no deduction for fees or expenses)                            4.91%      0.55%       9.07%
Russell 1000 Value Index (reflects no deductions for fees or expenses)                7.05%      5.28%      10.94%


(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                        CLASS IB
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price     Not applicable
Maximum deferred sales charge (load)                              Not applicable
Exchange fees                                                     None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                          0.64%
Distribution and service (12b-1) fees                                    0.25%
Other expenses                                                           0.04%
Total operating expenses                                                 0.93%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                       CLASS IB
EXPENSES
(with or without redemption)
Year 1                                                                      $___
Year 3                                                                      $___
Year 5                                                                      $___
Year 10                                                                     $___


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Edward P. Bousa, CFA


     -  Senior Vice President and Equity Portfolio Manager of Wellington
        Management

     -  Portfolio manager of the fund since October 2001


     -  Joined Wellington Management as an investment professional in 2000




The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

HARTFORD EQUITY INCOME HLS FUND

INVESTMENT GOAL. The Hartford Equity Income HLS Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $3 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's investment approach is based on the fundamental analysis of companies with market capitalizations above $3 billion and below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized in one of four ways - affected by a misunderstood negative event, a beneficiary of industry consolidation, low but improving return on capital, or new or incentivized management. In addition, the fund will take into consideration flows of new capital into an industry. Within this context, the fund's key security selection criterion will be based on dividend yield, with capital appreciation as a secondary factor. Portfolio construction is driven primarily by security selection.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.


CLASS IB TOTAL RETURN BY CALENDAR YEAR



         2004             9.16%
         2005             4.56%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 7.84% (4TH QUARTER, 2004) AND THE LOWEST QUARTERLY RETURN WAS -0.35% (1ST QUARTER, 2005).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                              SINCE
                                                                                            INCEPTION
                                                                                           (OCTOBER 31,
                                                                                1 YEAR        2003)
Class IB                                                                         4.56%         9.93%

Russell 1000 Value Index (reflects no deduction for fees or expenses)            7.05%        14.54%


INDEX: The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                  CLASS IB
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price     Not applicable
Maximum deferred sales charge (load)                              Not applicable
Exchange fees                                                     None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees(1)                                                       0.83%
Distribution and service (12b-1) fees                                    0.25%
Other expenses                                                           0.07%
Total operating expenses                                                 1.15%


(1) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2006. While such waiver is in effect, the management fee is 0.73%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
(with or without redemption)
Year 1                                                                 $___
Year 3                                                                 $___
Year 5                                                                 $___
Year 10                                                                $___

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

John R. Ryan


     - Senior Vice President,Managing Partner and Equity Portfolio Manager of Wellington Management


     -  Portfolio manager of the fund since inception (October 31, 2003)

     - Joined Wellington Management as an investment professional involved in portfolio management and securities analysis in 1981

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

HARTFORD FOCUS HLS FUND

INVESTMENT GOAL. The Hartford Focus HLS Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in equity securities of a relatively small number of large capitalization companies (stocks with market capitalizations similar to companies in the S&P 500 Index). The fund will typically hold stocks of 20-40 companies. Individual holdings typically constitute 3-5% of the fund's total assets and may constitute up to 10%. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's focused portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management also analyzes the general economic and investment environment, including the evaluation of economic conditions, U.S. fiscal and monetary policy, and investor sentiment.


In general, the fund seeks to invest in companies that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. In addition, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.


Wellington Management's strategy of bottom up stock selection also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on the fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails substantial financial risk related to such companies.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR


         2002              -24.76%

         2003               28.05%
         2004                2.90%
         2005                9.60%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 14.50% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -18.87% (2ND QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                          SINCE INCEPTION
                                                1 YEAR    (APRIL 30, 2001)
Class IB                                          9.60%              2.61%
S&P 500 Index (reflects no deduction
for fees or expenses)                             4.91%              1.69%


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]



                                                                       CLASS IB
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price    Not applicable
Maximum deferred sales charge (load)                             Not applicable
Exchange fees                                                    None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees(1)                                                       0.85%
Distribution and service (12b-1) fees                                    0.25%
Other expenses                                                           0.05%
Total operating expenses                                                 1.15%



(1) Effective November 1, 2005, HL Advisors voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.75%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                       CLASS IB
EXPENSES
(with or without redemption)
Year 1                                                                     $___
Year 3                                                                     $___

Year 5                                                                     $___
Year 10                                                                    $___


SUB-ADVISER

Wellington Management


PORTFOLIO MANAGERS


Steven T. Irons


   - Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management


   -  Portfolio manager of the fund since May 2005

   -  Joined Wellington Management as an investment professional in 1993


Peter I. Higgins, CFA

   -  Vice President and Equity Portfolio Manager of Wellington Management

   - Involved in Portfolio Management and securities analysis of the equity portion of the fund since November 2005

   -  Joined Wellington Management as an investment professional in October 2005

   - Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD GLOBAL ADVISERS HLS FUND

INVESTMENT GOAL. The Hartford Global Advisers HLS Fund seeks maximum long-term total rate of return.


PRINCIPAL INVESTMENT STRATEGY. The fund consists of a diversified portfolio of securities covering a broad range of countries, industries and companies. Under normal circumstances, the fund diversifies its investments among at least three countries, one of which may be the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund invests in securities denominated in both U.S. dollars and foreign currencies that are traded in the U.S. or in foreign securities markets, or both.


The fund actively allocates its assets among three categories:


   -  equity securities,

   -  debt securities, and

   -  money market instruments.

The equity portion of the fund invests in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or national competitive positions. The equity portion of the fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI World Index. The fund's investments in equity securities are substantially similar to the equity securities permitted for the Hartford Global Leaders HLS Fund.


Debt securities (other than money market securities) in which the fund may invest include investment grade securities assigned a bond rating within the four highest categories by Moody's or S&P, or unrated securities determined by Wellington Management to be of comparable quality. In addition, the fund may invest up to 15% of its total assets in high-yield, high-risk debt securities, commonly know as "junk bonds." Such securities may be rated as low as "C" by Moody's or S&P, or, if unrated, be of comparable quality as determined by Wellington Management.

Asset allocation decisions are based upon Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values and attractiveness of each asset category. Wellington Management does not attempt to make short-term market timing decisions among asset categories and asset allocation is within Wellington Management's discretion. As a result, shifts in asset allocation are expected to be gradual and continuous and the fund normally has some portion of its assets invested in each asset category. There is no limit on the amount of fund assets that may be allocated to each asset category.


The fund may utilize derivatives to manage portfolio risk and to replicate securities the fund could buy that are not currently available in the market. Such derivatives may include (but are not limited to) transactions designed to minimize the impact of currency movements on the fund.

[For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded _____%.]


MAIN RISKS. The primary risks of this fund are stock market risk, interest rate risk, credit risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


Successful use of derivatives by the fund depends upon the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.


Manager allocation risk refers to the possibility that the portfolio managers could allocate assets in a manner that results in the fund underperforming its peers.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on March 1, 1995, it did not offer Class IB shares until November 9, 1999. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)


         1996              11.51%
         1997               5.26%
         1998              13.06%
         1999              22.86%
         2000              -6.80%
         2001              -6.42%
         2002              -9.15%
         2003              21.97%
         2004              12.47%
         2005               3.11%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 13.11% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -10.74% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                        1 YEAR   5 YEARS  10 YEARS
Class IB(1)                                                                              3.11%     3.76%     6.21%
Morgan Stanley Capital International World Index (reflects no deduction for
fees or expenses)                                                                       10.02%     2.64%     7.47%
Morgan Stanley Capital International World Growth Index (reflects no deduction for
fees or expenses)                                                                        9.74%     0.38%     5.92%

Lehman Brothers Global Aggregate Index USD Hedged (reflects no deduction for
fees or expenses)                                                                       -4.49%     6.81%     5.35%


(1) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.





INDICES: The Morgan Stanley Capital International ("MSCI") World Index is a broad-based unmanaged market capitalization weighted total return index which measures performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

The Morgan Stanley Capital International ("MCSI") World Growth Index is a broad-based unmanaged market capitalization weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

The fund has changed its benchmark from the Morgan Stanley Capital International World Index to the Morgan Stanley Capital International World Growth Index because the fund's investment manager believes that the Morgan Stanley Capital International World Growth Index is better suited to the investment strategy of the fund.


The Lehman Brothers Global Aggregate Index USD Hedged ("Lehman Brothers Global Aggregate Index") provides a broad-based measure of the global investment-grade fixed income markets (the three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices; it also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities). You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                       CLASS IB
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price    Not applicable
Maximum deferred sales charge (load)                             Not applicable
Exchange fees                                                    None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                          0.76%
Distribution and service (12b-1) fees                                    0.25%
Other expenses                                                           0.08%
Total operating expenses                                                 1.09%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                       CLASS IB
EXPENSES
(with or without redemption)
Year 1                                                                   $____
Year 3                                                                   $____
Year 5                                                                   $____
Year 10                                                                  $____


SUB-ADVISER

Wellington Management


PORTFOLIO MANAGEMENT

The equity component of the fund is managed by Wellington Management using a team of investment professionals led by Andrew S. Offit.

Andrew S. Offit


     -  Senior Vice President and Equity Portfolio Manager of Wellington
        Management


     - Portfolio manager of the equity component of the fund since 2001 and associate manager of the equity component of the fund since 1997

     -  Joined Wellington Management as an investment professional in 1997

Jean-Marc Berteaux


     -  Vice President and Equity Portfolio Manager of Wellington Management


     -  Joined Wellington Management as an investment professional in 2001

     - Involved in portfolio management and securities analysis of the equity component of the fund since 2004

     -  Investment professional at John Hancock Funds (1998-2001)

The debt component of the fund is managed by Wellington Management using a team of investment professionals led by Robert L. Evans.

Robert L. Evans


     - Senior Vice President and Fixed Income Portfolio Manager of Wellington Management


     - Portfolio manager of the debt component of the fund since inception (March 1995)

     -  Joined Wellington Management as an investment professional in 1995

Scott M. Elliott, CFA


     -  Senior Vice President and Equity Portfolio Manager of Wellington
        Management


     -  Portfolio manager of the asset allocation of the fund since 2001

     -  Joined Wellington Management as an investment professional in 1994


Matthew D. Hudson, CFA

     -    Vice President and Equity Portfolio Manager of Wellington Management

     -    Joined Wellington Management as an investment professional in 2005

     - Involved in portfolio management and securities analysis for the fund since March 2006

     - Portfolio Manager and Analyst at American Century Investment Management (2000-2005)

Evan S. Grace, CFA

     - Vice President and Director of Asset Allocation Research of Wellington Management

     -    Joined Wellington Management as an investment professional in 2003

     - Involved in portfolio management and securities analysis for the fund since 2006

     -    Investment Professional at State Street Research (1993-2003)


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD GLOBAL COMMUNICATIONS HLS FUND

INVESTMENT GOAL. The Hartford Global Communications HLS Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of communications-related companies worldwide. The fund takes a broad approach to investing in the communications sector. It may invest in communications-related companies, including companies that: manufacture and distribute communications equipment; provide traditional local and long-distance telephone service and equipment; provide cellular, paging and local and wide area product networks or equipment; or provide satellite, microwave and cable television or equipment; and companies developing new communications technologies. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country. The fund may invest up to 50% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.


The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses its in-depth knowledge of the communications sector to select companies with the following attributes:


     - the current market price of its stock is at the low end of its historical relative valuation range, or

     - a positive change in operating results is anticipated but not yet reflected in the price of its stock, or

     -  unrecognized or undervalued assets, and

     - management that demonstrates that it can convert the above factors into shareholder value.


The fund will consider selling a security when:


     -  its target price is achieved,

     - expectations of future earnings/returns of its issuer are reduced due to fundamental changes in the issuer's business prospects, or

     - equity securities of other comparable issuers in an industry are available at more attractive prices.

The fund will be relatively focused with regard to both position size and the industries comprising the communications sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the communications sector, including telecommunication services and media. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors affecting the communications sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, issuers in this industry may often have close affiliations with each other (e.g., tracking stocks, joint ventures, crossholdings). Therefore, single issuer limits may not insulate against specific company risk.

Fierce competition in many industries of the communications sector may cause companies to significantly reduce the prices of their products, which can reduce the companies' profitability. Should this occur throughout the sector, the value of the fund's investment portfolio could decline substantially. In addition, companies in this sector can suffer significant adverse effects from obsolescence of existing equipment, short product cycles and new market entrants. Such effects could reduce such companies' profitability and the market value of their securities. Finally, companies in this sector, particularly telephone operating companies, are often subject to government regulation of rates of return and services that can be offered. Overall, the fund's returns may be more volatile than those of a fund that is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR


         2001              -35.88%
         2002              -29.50%
         2003               59.97%
         2004               22.90%
         2005               18.32%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 29.75% (4TH QUARTER, 2004) AND THE LOWEST QUARTERLY RETURN WAS -22.67% (2ND QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                     SINCE INCEPTION
                                                                                      (DECEMBER 27,
                                                               1 YEAR     5 YEAR          2000)
Class IB                                                        18.32%     1.01%                0.97%
S&P 500 Index (reflects no deduction for fees or expenses)       4.91%     0.55%                0.55%(1)
MSCI AC (All Country) World Free Telecommunication Services
Index (reflects no deduction for fees or expenses)              -4.93%    -4.52%               -4.52%(1)


(1) Return is from 12/31/00.

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The MSCI AC (All Country) World Telecommunication Services Index is a free float-adjusted market capitalization index which measures the performance of companies within the telecommunications sector across both developed and emerging market countries. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]



                                                                       CLASS IB
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price    Not applicable
Maximum deferred sales charge (load)                             Not applicable
Exchange fees                                                    None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees (1)                                                      0.85%
Distribution and service (12b-1) fees                                    0.25%
Other expenses                                                           0.16%
Total operating expenses                                                 1.26%



(1) Effective September 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees. While such waiver is in effect, the management fee is 0.40%. This management fee waiver may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                       CLASS IB
EXPENSES
(with or without redemption)
Year 1                                                                     $___
Year 3                                                                     $___
Year 5                                                                     $___
Year 10                                                                    $___


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

The fund has been managed by a team of global industry analysts that specialize in the communications industry since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the communications industry are made collectively by the team.

Archana Basi

     -  Vice President and Global Industry Analyst of Wellington Management


     -  Joined Wellington Management as an investment professional in 2001

     - Involved in portfolio management and securities analysis for the fund since 2002 focused primarily on the global telecommunications services and long distance carrier sectors

     -  Investment professional at T. Rowe Price (1998-2001)

David Nincic


     -  Vice President and Global Industry Analyst of Wellington Management


     - Joined Wellington Management as an investment professional in 1999

     - Involved in portfolio management and securities analysis for the fund since inception (December 2000) focused primarily on the wireless telecommunications sector

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND

INVESTMENT GOAL. The Hartford Global Financial Services HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of financial services-related companies worldwide. The fund takes a broad approach to investing in the financial services sector. It may invest in financial services-related companies, including banks, savings and loan associations (and other thrifts), mortgage banking companies, insurance companies, securities brokers, asset management companies, leasing companies and consumer and industrial finance companies. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

Because the financial services sector requires large pools of accumulated capital and stable economic, legal and political institutions, the vast majority of the world's market value in financial services stocks is located in North America and western Europe. Therefore the fund invests most of its assets in companies located in these two geographical regions. Wellington Management uses its in-depth knowledge of the financial services sector to assess the competitive situation and consolidation dynamics in each region.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses this "bottom-up" approach to identify stocks with favorable risk/reward profiles.

A stock is considered to have a strong risk/reward profile if its issuer exhibits one or more of the following attributes:


     -  management focuses on rewarding shareholders,

     -  market expectations of future earnings are too low,

     - market value does not reflect the fact that earnings are understated due to conservative accounting,

     - market value does not reflect the true value of the issuer's component businesses and there is some reason to believe that this disparity will not persist,

     - it is an outstanding company but the stock is available at an average price because of the market's temporary indifference to quality, or

     - its strength in a distinct product or geographic area makes it attractive to potential acquirers.


The fund will consider selling a security when:


     -  its issuer's management no longer appears to promote shareholder value,

     -  market expectations of future earnings are too high,

     - it can sell the security of an outstanding company at a significant premium due to the market's temporary overemphasis on quality,

     - market value exceeds the true value of the issuer's component businesses,

     - market value does not reflect the fact that earnings are overstated due to aggressive accounting,

     - market value does not reflect the risk of potential problems in an important business component, or

     - equity securities of other comparable issuers in an industry are available at more attractive prices.

The fund will be relatively focused with regard to both position size and the industries comprising the financial services sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any size capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the financial services sector, including banks, diversified financials, and insurance. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors affecting the financial services sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effect on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Each industry of the financial services sector is subject to extensive government regulation which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge, and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions. Insurance companies can be subject to severe price competition. The financial services sector generally is undergoing rapid change as existing distinctions among financial service industries diminish. For example, recent mergers have combined insurance, finance and securities brokerage under single ownership. Likewise, some primarily retail companies have expanded into the securities brokerage and insurance industries.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR


         2001               -5.91%
         2002              -19.04%
         2003               29.96%
         2004               12.07%
         2005               10.14%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.61% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -20.31% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                                            SINCE INCEPTION
                                                                                 1 YEAR      5 YEARS      (DECEMBER 27, 2000)
Class IB                                                                         10.14%       4.09%              4.06%
S&P 500 Index (reflects no deduction for fees or expenses)                        4.91%       0.55%              0.55%(1)
MSCI Finance ex Real Estate Index (reflects no deduction for fees or expenses)   11.28%       4.72%              4.72%(1)


(1) Return is from 12/31/00.

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The MSCI Finance ex Real Estate Index includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]



                                                                       CLASS IB
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price    Not applicable
Maximum deferred sales charge (load)                             Not applicable
Exchange fees                                                    None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees(1)                                                       0.85%
Distribution and service (12b-1) fees                                    0.25%
Other expenses                                                           0.13%
Total operating expenses                                                 1.23%



(1) Effective September 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees. While such waiver is in effect, the management fee is 0.40%. This management fee waiver may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                       CLASS IB
EXPENSES
(with or without redemption)
Year 1                                                                     $___
Year 3                                                                     $___

Year 5                                                                     $___
Year 10                                                                    $___


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

This fund has been managed by a team of global industry analysts that specialize in the financial services industry since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the financial services industry are made collectively by the team.

Mark T. Lynch


     -  Senior Vice President and Global Industry Analyst of Wellington
        Management


     -  Joined Wellington Management as an investment professional in 1994

     - Involved in portfolio management and securities analysis for the fund since inception (December 2000) focused primarily on the banking sector

Theodore E. Shasta


     -  Senior Vice President and Global Industry Analyst of Wellington
        Management


     -  Joined Wellington Management as an investment professional in 1996

     - Involved in portfolio management and securities analysis for the fund since inception (December 2000) focused primarily on the insurance sector

Jennifer L. Nettesheim


     -  Vice President and Global Industry Analyst of Wellington Management


     -  Joined Wellington Management as an investment professional in 2002

     - Involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the capital markets sector

     -  Investment professional at Fidelity Investments (1997-2002)

Andrew R. Heiskell


     -  Vice President and Global Industry Analyst of Wellington Management


     -  Joined Wellington Management as an investment professional in 2002

     - Involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the consumer and mortgage finance sectors

     - Investment professional at Merrill Lynch (1995-1999) and in graduate school at the University of Chicago Graduate School of Business (2001)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD GLOBAL HEALTH HLS FUND

INVESTMENT GOAL. The Hartford Global Health HLS Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.


The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends, and individual company business franchises. The fund will seek to exploit favorable trends for the health care sector including demographics.

The fund will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Investments in the fund are allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.


Stocks considered for purchase by the fund typically share one or more of the following attributes:

     -  the company's business franchise is temporarily mispriced,

     -  the market under-values the new product pipelines,

     - the company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad), or

     -  the company is a target of opportunity due to industry consolidation.


Stocks will be considered for sale from the fund when:


     -  target prices are achieved,

     -  fundamental expectations are not met, or

     -  a company's prospects become less appealing.


Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors.


The fund will be relatively focused with regard to both position size and the industries comprising the health care sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the health care sector, including pharmaceuticals, medical products and health services. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of securities and the fund's overall performance. Government regulation could have a significant, adverse impact on the price and availability of a company's products and services. Lawsuits and regulatory proceedings which may be brought against the issuers of securities could also adversely impact the market value of securities and the fund's overall performance. Companies in which the fund may invest can be significantly affected by, among other things, patent considerations, intense competition and rapid technological change and obsolescence.


Foreign investments may be more risky than domestic investments. Investments in the securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR


         2001              1.86%
         2002            -17.16%
         2003             31.98%
         2004             12.52%
         2005             12.15%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 21.50% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -14.80% (2ND QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                                              SINCE INCEPTION
                                                                               1 YEAR          5 YEARS         (MAY 1, 2000)
Class IB                                                                       12.15%            7.04%            13.78%
S&P 500 Index (reflects no deduction for fees or expenses)                      4.91%            0.55%            -1.06%(1)
Goldman Sachs Health Care Index (reflects no deduction for fees or expenses)   12.11%            0.39%             5.03%(1)


(1) Return is from 4/30/00.

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Goldman Sachs Health Care Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                       CLASS IB
SHAREHOLDER FEES  (fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price    Not applicable
Maximum deferred sales charge (load)                             Not applicable
Exchange fees                                                    None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                          0.83%
Distribution and service (12b-1) fees                                    0.25%
Other expenses                                                           0.05%
Total operating expenses                                                 1.13%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                       CLASS IB
EXPENSES
(with or without redemption)
Year 1                                                                     $___
Year 3                                                                     $___
Year 5                                                                     $___
Year 10                                                                    $___


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

This fund has been managed by a team of global industry analysts that specialize in the health care sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the healthcare industry are made collectively by the team.

Joseph H. Schwartz

     -  Senior Vice President and Global Industry Analyst of Wellington
        Management


     -  Joined Wellington Management as an investment professional in 1983

     - Involved in portfolio management and securities analysis for the fund since inception (May 2000) focused primarily on the medical technology sector

Jean M. Hynes


     -  Senior Vice President and Global Industry Analyst of Wellington
        Management


     - Joined Wellington Management in 1991 and has been an investment professional since 1993

     - Involved in portfolio management and securities analysis for the fund since inception (May 2000) focused primarily on the pharmaceutical and biotechnology sectors

Ann C. Gallo


     -  Senior Vice President and Global Industry Analyst of Wellington
        Management


     -  Joined Wellington Management as an investment professional in 1998

     - Involved in portfolio management and securities analysis for the fund since inception (May 2000) focused primarily on the healthcare services sector

Kirk J. Mayer


     -  Vice President and Global Industry Analyst of Wellington Management

     -  Joined Wellington Management as an investment professional in 1998

     - Involved in portfolio management and securities analysis for the fund since inception (May 2000) focused primarily on the imaging, genomics and biotechnology sectors


Robert L. Deresiewicz


     -  Vice President and Global Industry Analyst of Wellington Management


     -  Joined Wellington Management as an investment professional in 2000

     - Involved in portfolio management and securities analysis for the fund since 2004 focused primarily on the biotechnology sector

     - Assistant Professor of Medicine at the Harvard Medical School and an Associate Physician in the Division of Infectious Diseases at the Brigham and Women's Hospital (1987-1998), and in graduate school at the Harvard Business School (2000)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD GLOBAL LEADERS HLS FUND

INVESTMENT GOAL. The Hartford Global Leaders HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks issued by companies worldwide. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.

Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among at least five countries, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI World Index.


The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI World Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. The portfolio is fairly concentrated and may exhibit a relatively high degree of tracking risk.



For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded [__]%.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR


         1999      50.11%
         2000      -7.22%
         2001     -16.73%
         2002     -19.70%
         2003      35.24%
         2004      18.89%
         2005       2.33%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 32.76% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -20.08% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                         SINCE INCEPTION
                                                            1 YEAR      5 YEARS        (SEPTEMBER 30, 1998)
      Class IB                                               2.33%        1.93%              10.17%
      Morgan Stanley Capital International World Index
      (reflects no deduction for fees or expenses)          10.02%        2.64%               5.81%
      Morgan Stanley Capital International World
      Growth Index (reflects no deduction for fees or
      expenses)                                              9.74%        0.38%              3.17%



INDICES: The Morgan Stanley Capital International World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

The Morgan Stanley Capital International World Growth Index is a broad-based unmanaged market capitalization -weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

The fund has changed its benchmark from the Morgan Stanley Capital International World Index to the Morgan Stanley Capital International World Growth Index because the fund's investment manager believes that the Morgan Stanley Capital International World Growth Index is better suited to the investment strategy of the fund.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                                           CLASS IB
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                        Not applicable
Maximum deferred sales charge (load)                                                 Not applicable
Exchange fees                                                                        None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                                              0.71%
Distribution and service (12b-1) fees                                                        0.25%
Other expenses                                                                               0.07%
Total operating expenses                                                                     1.03%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                    CLASS IB
EXPENSES
(with or without redemption)
Year 1                                                  $___
Year 3                                                  $___
Year 5                                                  $___
Year 10                                                 $___


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Andrew S. Offit


     -  Senior Vice President and Equity Portfolio Manager of Wellington
        Management


     -  Portfolio manager of the fund since inception (September 1998)

     -  Joined Wellington Management as an investment professional in 1997

Jean-Marc Berteaux


     -  Vice President and Equity Portfolio Manager of Wellington Management


     -  Joined Wellington Management as an investment professional in 2001

     - Involved in portfolio management and securities analysis for the fund since 2001

     -  Investment professional at John Hancock Funds (1998-2001)


Matthew D. Hudson, CFA

     -  Vice President and Equity Portfolio Manager of Wellington Management

     -  Joined Wellington Management as an investment professional in 2005

     - Involved in portfolio management and securities analysis for the fund since March 2006

     - Portfolio Manager and Analyst at American Century Investment Management (2000-2005)


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD GLOBAL TECHNOLOGY HLS FUND

INVESTMENT GOAL. The Hartford Global Technology HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of technology-related companies worldwide. The fund takes a broad approach to investing in the technology sector. It may invest in technology-related companies, including companies in the computer software, computer hardware, semiconductors and equipment, communications equipment, internet, and emerging technology-related subsectors. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The focus of the fund's investment process is stock selection through fundamental analysis. The fund's approach to investing in the technology sector is based on analyzing the competitive outlook for various subsectors of the technology sector, identifying those subsectors likely to benefit from the current and expected future environment and identifying individual opportunities.

Wellington Management's evaluation of technology companies rests on its solid knowledge of the overall competitive environment, including supply and demand characteristics, secular trends, existing product evaluations and new product developments within the technology sector. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Subsector allocation within the fund reflects Wellington Management's opinion of the relative attractiveness of stocks within the subsectors of the technology sector, near term macroeconomic events that may detract or enhance the subsector's attractiveness and the number of underdeveloped opportunities in each subsector. Opportunities dictate the magnitude and frequency of changes in asset allocation across the major subsectors of the technology sector. Some representation is typically maintained in each major subsector of the technology sector.


Stocks considered for purchase by the fund typically share one or more of the following attributes:

     -  a positive change in operating results is anticipated,

     -  unrecognized or undervalued capabilities are present, or

     - the quality of management indicates that these factors will be converted to shareholder value,


Stocks will be considered for sale from the fund when:


     -  target prices are achieved,

     - earnings and/or return expectations are reduced due to fundamental changes in the company's operating outlook, or

     -  more attractive value in a comparable company is available.

The fund will be relatively focused with regard to both position size and the industries comprising the technology sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the technology sector, including computers and computer equipment, software and computer services, electronics, and communication equipment. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Competition in the sector may cause technology companies to cut prices significantly, which can adversely affect the profitability of companies that make up the fund's portfolio. In addition, because of rapid technological developments, products or services which are offered by technology companies may become obsolete or may be produced for a relatively short time, which could adversely affect the price of the issuers' securities. This means that the fund's returns may be more volatile than the returns of a fund which is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR


         2001     -22.95%
         2002     -38.69%
         2003      61.10%
         2004       1.10%
         2005      10.88%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 40.22% (4TH QUARTER, 2001) AND THE LOWEST QUARTERLY RETURN WAS -38.35% (3RD QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                             SINCE INCEPTION
                                                                     1 YEAR      5 YEARS      (MAY 1, 2000)
Class IB                                                             10.88%      -3.13%          -10.48%
S&P 500 Index (reflects no deduction for fees or expenses)            4.91%       0.55%           -1.06%(1)
Goldman Sachs Technology Composite Index (reflects no deduction
for fees or expenses)                                                 2.04%      -7.13%          -14.68%(1)


(1) Return is from 4/30/00.

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on United States-headquartered technology companies. Stocks in the index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                                           CLASS IB
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                        Not applicable
Maximum deferred sales charge (load)                                                 Not applicable
Exchange fees                                                                        None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                                              0.85%
Distribution and service (12b-1) fees                                                        0.25%
Other expenses                                                                               0.06%
Total operating expenses                                                                     1.16%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                    CLASS IB
EXPENSES
(with or without redemption)
Year 1                                                 $____
Year 3                                                 $____
Year 5                                                 $____
Year 10                                                $____


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

This fund has been managed by a team of global industry analysts that specialize in the technology sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the technology industry are made collectively by the team.

Scott E. Simpson


     -  Senior Vice President and Global Industry Analyst of Wellington
        Management

     -  Joined Wellington Management as an investment professional in 1995

     - Involved in portfolio management and securities analysis for the fund since inception (May 2000) focused primarily on the software and internet sectors

John F. Averill


     -  Senior Vice President and Global Industry Analyst of Wellington
        Management


     -  Joined Wellington Management as an investment professional in 1994

     - Involved in portfolio management and securities analysis for the fund since inception (May 2000) focused primarily on the communications equipment and components sectors

Eric C. Stromquist


     -  Senior Vice President and Global Industry Analyst of Wellington
        Management


     -  Joined Wellington Management as an investment professional in 1989

     - Involved in portfolio management and securities analysis for the fund since inception (May 2000) focused primarily on the semiconductor and computer hardware sectors

Bruce L. Glazer


     -  Vice President and Global Industry Analyst of Wellington Management


     -  Joined Wellington Management as an investment professional in 1997

     - Involved in portfolio management and securities analysis for the fund since inception (May 2000) focused primarily on the business information technology and computer services sectors

Anita M. Killian


     -  Vice President and Global Industry Analyst of Wellington Management


     -  Joined Wellington Management as an investment professional in 2000

     - Involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the communications equipment and components sectors




Vikram Murthy


     -  Vice President and Global Industry Analyst of Wellington Management


     -  Joined Wellington Management as an investment professional in 2001

     - Involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the integration and software analyst sectors

     - Business strategy manager in the Attractions division of the Walt Disney Company (1996-1999)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD GROWTH HLS FUND

INVESTMENT GOAL. The Hartford Growth HLS Fund seeks long term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include substantial growth, superior business management, strong cashflow generation, high margins, high return on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings,cash flow and revenues.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR


         2003              32.48%
         2004              12.21%
         2005               4.42%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.15% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -7.67% (1ST QUARTER, 2005).

                                                                                          SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05                        1 YEAR    (APRIL 30, 2002)
Class IB                                                                        4.42%         8.33%
Russell 1000 Growth Index (reflects no deduction for fees or expenses)          5.26%         4.37%


INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                                           CLASS IB
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                        Not applicable
Maximum deferred sales charge (load)                                                 Not applicable
Exchange fees                                                                        None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                                              0.81%
Distribution and service (12b-1) fees                                                        0.25%
Other expenses                                                                               0.05%
Total operating expenses                                                                     1.11%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                    CLASS IB
EXPENSES
(with or without redemption)
Year 1                                                  $___
Year 3                                                  $___
Year 5                                                  $___
Year 10                                                 $___


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Andrew J. Shilling, CFA


     -  Senior Vice President and Equity Portfolio Manager of Wellington
        Management

     -  Portfolio manager of the fund since inception (April 2002)

     -  Joined Wellington Management as an investment professional in 1994

John A. Boselli


     -  Senior Vice President and Equity Portfolio Manager of Wellington
        Management


     -  Joined Wellington Management as an investment professional in 2002

     - Involved in portfolio management and securities analysis for the fund since 2002

     -  Investment professional with Putnam Investments Incorporated (1996-2002)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD GROWTH OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford Growth Opportunities HLS Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on March 24, 1987, it did not offer Class IB shares until May 1, 2002. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)


         1996              16.13%
         1997              12.15%
         1998              18.72%
         1999              54.81%
         2000               3.72%
         2001             -23.06%
         2002             -27.83%

         2003              43.43%
         2004              16.89%
         2005              16.02%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 44.20% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -23.40% (1ST QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                 1 YEAR    5 YEARS    10 YEARS
Class IB(1)                                                                        16.02%     1.56%     10.37%
Russell 3000 Growth Index (reflects no deduction for fees or expenses)              5.17%    -3.16%      6.48%


(1) Class IB shares commenced operations on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                                           CLASS IB
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                        Not applicable
Maximum deferred sales charge (load)                                                 Not applicable
Exchange fees                                                                        None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                                              0.61%
Distribution and service (12b-1) fees                                                        0.25%
Other expenses                                                                               0.02%
Total operating expenses                                                                     0.88%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                    CLASS IB
EXPENSES
(with or without redemption)
Year 1                                                  $___
Year 3                                                  $___
Year 5                                                  $___
Year 10                                                 $___

SUB-ADVISER

Wellington Management


PORTFOLIO MANAGERS


Michael T. Carmen, CFA


     -  Senior Vice President and Equity Portfolio Manager of Wellington
        Management


     -  Portfolio manager of the fund since April 2001

     -  Joined Wellington Management as an investment professional in 1999


-    Mario E. Abularach

     -  Vice President and Equity Research Analyst of Wellington Management

     -  Joined Wellington Management as an investment professional in 2001

     - Involved in portfolio management and securities analysis for the fund since January 2006

     -  Research analyst at JLF Asset Management (2000)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD HIGH YIELD HLS FUND

INVESTMENT GOAL. The Hartford High Yield HLS Fund seeks high current income. Growth of capital is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." The fund will invest no more than 10% of total assets in securities rated below "B3" by Moody's or "B-" by S&P, or, if unrated, determined to be of comparable quality by Hartford Investment Management. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years. The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities within selected industries that appear from a yield perspective to be attractive. Hartford Investment Management assesses such factors as the company's business environment, balance sheet, income statement, anticipated earnings and management team.

The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as Hartford Investment Management expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and, the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and on the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR


         1999              4.49%
         2000              0.85%
         2001              2.54%
         2002             -7.14%
         2003             22.88%
         2004              7.14%
         2005              1.85%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 8.27% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -6.00% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                  SINCE INCEPTION
                                                            1 YEAR    5 YEARS   (SEPTEMBER 30, 1998)
Class IB                                                      1.85%     5.01%            4.69%
Lehman Brothers High Yield Corporate Index (reflects
no deduction for fees or expenses)                            2.74%     8.85%            5.79%



INDEX: The Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission ("SEC"). You cannot invest directly in an index.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]

                                                                                           CLASS IB
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                        Not applicable
Maximum deferred sales charge (load)                                                 Not applicable
Exchange fees                                                                        None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees(1)                                                                           0.72%
Distribution and service (12b-1) fees                                                        0.25%
Other expenses                                                                               0.05%
Total operating expenses                                                                     1.02%



(1) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.67%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                    CLASS IB
EXPENSES
(with or without redemption)
Year 1                                                  $___
Year 3                                                  $___
Year 5                                                  $___
Year 10                                                 $___


SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGERS


Mark Niland, CFA

     -  Executive Vice President of Hartford Investment Management

     -  Co-portfolio manager of the fund since September 2005

     - Joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.

Nasri Toutoungi

     -  Managing Director of Hartford Investment Management

     -  Co-portfolio manager of the fund since September 2005.

     -  Joined Hartford Investment Management in 2003.

     - Previously Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD INDEX HLS FUND

INVESTMENT GOAL. The Hartford Index HLS Fund seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.

PRINCIPAL INVESTMENT STRATEGY. The fund uses the Standard & Poor's 500 Composite Stock Price Index (the "Index") as its standard performance comparison because it represents a significant proportion of the total market value of all common stocks, is well known to investors and, in Hartford Investment Management's opinion, is representative of the performance of publicly-traded common stocks. Therefore, the fund attempts to approximate the capital performance and dividend income of the Index.


The portfolio manager generally invests in no fewer than 495 stocks included in the Index. Hartford Investment Management selects stocks for the fund's portfolio after taking into account their individual weights in the Index. Temporary cash balances may be invested in short-term money market instruments. The Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's Corporation ("S&P")(1) chooses the stocks to be included in the Index on a proprietary basis. The Index is float adjusted, meaning that each company's number of shares in the Index represents the total shares available to investors. This index methodology excludes significant share positions that are closely held by other publicly traded companies, control groups, or government agencies. The weightings of stocks in the Index are based on each stock's relative market value available in the public market, that is, its market price per share times the number of shares outstanding times its investable weight factor. Because of this weighting, as of December 31, 2005, approximately 43.78 percent of the Index was composed of the forty largest companies, the five largest being General Electric Company, Exxon Mobil Corporation, Citigroup, Inc., Microsoft Corporation, and Bank of America Corporation.


Hartford Investment Management does not attempt to "manage" the fund's portfolio in the traditional sense, using economic, financial and market analysis, nor does the adverse financial situation of a company directly result in its elimination from the fund's portfolio unless, of course, the company is removed from the Index. From time to time administrative adjustments may be made in the fund's portfolio because of mergers, changes in the composition of the Index and similar reasons.

The fund's ability to approximate the performance of the Index depends to some extent on the size of cash flows into and out of the fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the fund's portfolio to the Index, to the maximum practicable extent.

The fund's portfolio is broadly diversified by industry and company.

(1) "Standard & Poor's"(R), "S&P"(R), "S&P 500"(R), "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford Life Insurance Company.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on May 1, 1987, Class IB shares of the fund were not offered until November 9, 1999. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)


         1996              21.79%
         1997              32.28%
         1998              27.74%
         1999              20.20%
         2000              -9.66%
         2001             -12.47%
         2002             -22.63%
         2003              27.81%
         2004              10.12%
         2005               4.24%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 21.10% (4TH QUARTER, 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.43% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                          1 YEAR     5 YEARS     10 YEARS
Class IB(1)                                                                                4.24%       -0.13%      8.30%
S&P 500 Index (reflects no deduction for fees or expenses)                                 4.91%        0.55%      9.07%


(1) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]



                                                                                           CLASS IB
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                        Not applicable
Maximum deferred sales charge (load)                                                 Not applicable
Exchange fees                                                                        None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees(1)                                                                           0.39%
Distribution and service (12b-1) fees                                                        0.25%
Other expenses                                                                               0.04%
Total operating expenses                                                                     0.68%



(1) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.29%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                    CLASS IB
EXPENSES
(with or without redemption)
Year 1                                                  $___
Year 3                                                  $___
Year 5                                                  $___
Year 10                                                 $___


SUB-ADVISER

Hartford Investment Management


PORTFOLIO MANAGER


Edward C. Caputo, CFA


     -  Assistant Vice President of Hartford Investment Management


     -  Manager of the fund since March 4, 2005

     -  Joined Hartford Investment Management in 2001

     - Investment professional involved in trading, portfolio management and investment research since 2000


The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

INVESTMENT GOAL. The Hartford International Capital Appreciation HLS Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. Under normal circumstances, the fund diversifies its investments among at least five countries. There are no limits on the amount of the fund's assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.


The fund's investment strategy is to invest in high-quality growth companies in international markets. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI EAFE Index.

The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI EAFE Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. The portfolio is fairly concentrated and may exhibit a relatively high degree of tracking risk.

[For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded _____%.]


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on growth companies with market capitalizations above $2 billion significantly influences its performance. Stocks of companies with market capitalizations above $2 billion as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will influence performance significantly. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.


[The fund trades securities very actively, which increases its transaction costs (thus affecting performance.).]


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR


         2002              -17.40%
         2003               50.65%
         2004               24.40%
         2005                5.89%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 24.90% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -20.02% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                                  SINCE INCEPTION
                                                                                       1 YEAR     (APRIL 30, 2001)
Class IB                                                                                5.89%           7.60%
MSCI EAFE Index (reflects no deduction for fees or expenses)                           14.02%           7.10%
MSCI EAFE Growth Index (reflects no deduction for fees or expenses)                    13.64%           4.93%



INDEX: The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. You cannot invest directly in an index.

The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index ("MSCI EAFE Growth Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of growth securities with the MSCI EAFE Index. You cannot invest directly in an index.

The fund has changed its benchmark from the MSCI EAFE Index to the MSCI EAFE Growth Index because the fund's investment manager believes that the MSCI EAFE Growth Index is better suited to the investment strategy of the fund.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                                           CLASS IB
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                        Not applicable
Maximum deferred sales charge (load)                                                 Not applicable
Exchange fees                                                                        None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                                              0.85%
Distribution and service (12b-1) fees                                                        0.25%
Other expenses                                                                               0.12%
Total operating expenses                                                                     1.22%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                    CLASS IB
EXPENSES
(with or without redemption)
Year 1                                                  $___
Year 3                                                  $___
Year 5                                                  $___
Year 10                                                 $___


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Andrew S. Offit


     -  Senior Vice President and Equity Portfolio Manager of Wellington
        Management


     -  Portfolio manager of the fund since inception (April 2001)

     -  Joined Wellington Management as an investment professional in 1997

Jean-Marc Berteaux


     -  Vice President and Equity Portfolio Manager of Wellington Management


     -  Joined Wellington Management as an investment professional in 2001

     - Involved in portfolio management and securities analysis for the fund since 2001

     -  Investment professional at John Hancock Funds (1998-2001)


-    Matthew D. Hudson, CFA

     -  Vice President and Equity Portfolio Manager of Wellington Management

     -  Joined Wellington Management as an investment professional in 2005

     - Involved in portfolio management and securities analysis for the fund since March 2006

     - Portfolio Manager and Analyst at American Century Investment Management (2000-2005)


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND


INVESTMENT GOAL. The Hartford International Opportunities HLS Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. Under normal market conditions the fund diversifies its investments among at least three countries other than the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management uses a three-pronged investment strategy:

     - Wellington Management determines the relative attractiveness of the many countries in which the fund may invest based upon its analysis of the economic and political environment of each country.

     - Wellington Management also evaluates industries on a global basis to determine which industries offer the most potential for capital appreciation given current and projected global and local economic and market conditions.

     - Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.


In analyzing companies for investment, Wellington Management considers companies for inclusion in the fund's portfolio that are typically established, high-quality companies that operate in established markets. Characteristics of high-quality companies include a strong balance sheet, attractive industry trends, strong competitive advantages and attractive relative value within the context of a security's primary trading market. The fund may invest in securities of companies of any market capitalization. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to the MSCI AC World ex US Index. As of December 31, 2005, the range of market capitalizations of companies in the MSCI AC World ex US Index was between approximately $24 million and $222 billion.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on July 2, 1990, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)


         1996             12.65%
         1997              0.09%
         1998             12.94%
         1999             39.61%
         2000            -17.25%
         2001            -18.88%
         2002            -18.12%
         2003             32.76%
         2004             17.79%
         2005             14.33%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.11% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -21.76% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                     1 YEAR   5 YEARS  10 YEARS
Class IB(1)                                                                          14.33%    3.50%     5.74%
MSCI AC World ex US Index (reflects no deductions for fees or expenses)              17.11%    6.66%     6.70%


(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

INDEX: The Morgan Stanley Capital International All Country World ex US ("MSCI AC World ex US") Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U. S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                                           CLASS IB
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                        Not applicable
Maximum deferred sales charge (load)                                                 Not applicable
Exchange fees                                                                        None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                                              0.71%
Distribution and service (12b-1) fees                                                        0.25%
Other expenses                                                                               0.09%
Total operating expenses                                                                     1.05%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                    CLASS IB
EXPENSES
(with or without redemption)
Year 1                                                  $___
Year 3                                                  $___
Year 5                                                  $___
Year 10                                                 $___


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Trond Skramstad


     - Senior Vice President and Co-Director of International Equity Management of Wellington Management


     -  Portfolio manager of the fund since 1994

     -  Joined Wellington Management as an investment professional in 1993

Nicolas M. Choumenkovitch


     -  Vice President and Equity Portfolio Manager of Wellington Management


     -  Joined Wellington Management as an investment professional in 1995

     - Involved in portfolio management and securities analysis for the fund since 2000




The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

INVESTMENT GOAL. The Hartford International Small Company HLS Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, of small capitalization companies. The fund defines small capitalization companies as companies with a market capitalization within the range of the S&P/Citigroup Extended Market Euro-Pacific Index. Under normal circumstances, the fund diversifies its investments among at least three countries. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest up to 15% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, local brokers, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.


A candidate for purchase in the portfolio is subjected to extensive fundamental analysis to include review of the following factors:


     -  a well-articulated business plan,

     -  experienced management,

     -  a sustainable competitive advantage, and

     -  strong financial characteristics.


In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth, and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities.




MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR


         2002              -5.30%
         2003              53.35%
         2004              16.67%
         2005              18.30%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.59% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -17.76% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                                 SINCE INCEPTION
                                                                                      1 YEAR     (APRIL 30, 2001)
Class IB                                                                              18.30%           14.49%
S&P/Citigroup Extended Market Euro-Pacific (EMI EPAC) Index (reflects no deduction
for fees or expenses)                                                                 22.08%           15.27%



INDEX: The S&P/Citigroup Extended Market Euro-Pacific (EMI EPAC) Index is a global equity index comprised of the smallest 20% of each country's market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the US and Canada. As of December 31, 2005, the range of market capitalizations of companies in the S&P/Citigroup Extended Market Euro-Pacific Index was between approximately $[ ] million and $[ ] billion. You cannot invest directly in an index.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]

                                                                                           CLASS IB
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                        Not applicable
Maximum deferred sales charge (load)                                                 Not applicable
Exchange fees                                                                        None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                                              0.85%
Distribution and service (12b-1) fees                                                        0.25%
Other expenses                                                                               0.23%
Total operating expenses                                                                     1.33%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                    CLASS IB
EXPENSES
(with or without redemption)
Year 1                                                  $___
Year 3                                                  $___
Year 5                                                  $___
Year 10                                                 $___


SUB-ADVISER

Wellington Management


PORTFOLIO MANAGERS

Simon H. Thomas

     - Director and Equity Portfolio Manager of Wellington Management International Ltd (an affiliate of Wellington Management)

     -  Portfolio Manager of the fund since January 2006

     -  Joined the firm as an investment professional in 2002

     -  University of Chicago Business School (2000-2002)

     -  Manager at Arthur Andersen (1992-2000)

Nikunj Hindocha

     - Associate Director and Equity Research Analyst of Wellington Management International Ltd (an affiliate of Wellington Management)

     - Involved in portfolio management and securities analysis for the fund since January 2006

     -  Joined the firm as an investment professional in 2003

     - Analyst on the European Small Cap Investment team at Baring Asset Management (1998-2003)

Daniel Maguire

     - Equity Research Analyst of Wellington Management International Ltd (an affiliate of Wellington Management)

     - Involved in portfolio management and securities analysis for the fund since January 2006

     -  Joined the firm as an investment professional in 2004

     -  Equity Analyst at Insight Investment Management in the UK (2003-2004)

     -  Equity Analyst at HSBC Investment Bank (2000-2003)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD MIDCAP HLS FUND

AS OF AUGUST 16, 2004, EXCEPT FOR SHARES REPRESENTING REINVESTED CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, THE FUND NO LONGER OFFERS OR SELLS CLASS IB SHARES TO QUALIFIED RETIREMENT PLANS ("PLANS") OR TO SEPARATE ACCOUNTS OF INSURANCE COMPANIES ("SEPARATE ACCOUNTS"), EXCEPT AS FOLLOWS: (1) TO SEPARATE ACCOUNTS THROUGH WHICH GROUP VARIABLE ANNUITY CONTRACTS OR FUNDING AGREEMENTS ARE ISSUED TO CERTAIN QUALIFIED RETIREMENT PLANS AND CERTAIN STATE OR MUNICIPAL EMPLOYEE BENEFIT PLANS IN CONNECTION WITH SUCH CONTRACTS ISSUED BEFORE THAT DATE THAT OFFER THE FUND AS AN INVESTMENT OPTION, (2) TO SEPARATE ACCOUNTS THROUGH WHICH INDIVIDUAL OR "CORPORATE-OWNED" VARIABLE LIFE INSURANCE CONTRACTS ARE ISSUED IN CONNECTION WITH SUCH CONTRACTS ISSUED BEFORE THAT DATE THAT OFFER THE FUND AS AN INVESTMENT OPTION, (3) TO SEPARATE ACCOUNTS THROUGH WHICH INDIVIDUAL VARIABLE ANNUITY CONTRACTS ARE ISSUED IN CONNECTION WITH SUCH CONTRACTS ISSUED BEFORE AUGUST 16, 2004 THAT OFFER THE FUND AS AN INVESTMENT OPTION, SOLELY TO FACILITATE CERTAIN SYSTEMATIC INVESTMENT PROGRAMS OR ASSET ALLOCATION PROGRAMS IN WHICH OWNERS OF VARIABLE ANNUITY CONTRACTS ENROLLED PRIOR TO THAT DATE, (4) TO SEPARATE ACCOUNTS THROUGH WHICH INDIVIDUAL VARIABLE ANNUITY CONTRACTS WERE ISSUED BEFORE AUGUST 16, 2004 THAT OFFER THE FUND AS AN INVESTMENT OPTION, SOLELY TO FACILITATE TRANSFERS FROM ANOTHER SUBACCOUNT OR "FIXED" INVESTMENT OPTION UNDER CERTAIN OLDER CONTRACTS AS TO WHICH THE HARTFORD, AS A RESULT OF SETTLEMENT OF LITIGATION, MAY NOT RESTRICT TRANSFERS TO THE SUBACCOUNT INVESTING IN THE FUND, AND (5) DIRECTLY TO CERTAIN PLANS AND CERTAIN STATE OR MUNICIPAL EMPLOYEE BENEFIT PLANS TO WHICH SHARES WERE ISSUED BEFORE AUGUST 16, 2004 AND THAT OFFER THE FUND AS AN INVESTMENT OPTION.

THE FUND CONTINUES TO PAY 12b-1 FEES PURSUANT TO ITS DISTRIBUTION PLAN. THESE FEES ARE PAID FOR ONGOING SHAREHOLDER SERVICES IN CONNECTION WITH PAST SALES.

INVESTMENT GOAL. The Hartford MidCap HLS Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P 400 MidCap Indices. As of December 31, 2005, this range was between approximately $423 million and $18 billion. The fund favors high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund uses a bottom up investment strategy, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on July 14, 1997, it did not offer Class IB shares of the fund until November 9, 1999. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)


         1998              26.26%
         1999              51.44%
         2000              25.20%
         2001              -3.79%
         2002             -14.42%
         2003              37.33%
         2004              16.15%
         2005              16.49%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 30.40% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -18.58% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                                  SINCE INCEPTION
                                                                                1 YEAR   5 YEARS  (JULY 14, 1997)
Class IB(1)                                                                     16.49%    8.88%       18.34%
S&P 400 MidCap Index (reflects no deduction for fees or expenses)               12.56%    8.61%       13.04%(2)


(1) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

(2) Return is from 6/30/97.


INDEX: The S&P 400 MidCap Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market. You cannot invest directly in an index.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                                           CLASS IB
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                        Not applicable
Maximum deferred sales charge (load)                                                 Not applicable
Exchange fees                                                                        None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                                              0.66%
Distribution and service (12b-1) fees                                                        0.25%

Other expenses                                                                               0.04%
Total operating expenses                                                                     0.95%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                    CLASS IB
EXPENSES
(with or without redemption)
Year 1                                                  $___
Year 3                                                  $___
Year 5                                                  $___
Year 10                                                 $___


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Phillip H. Perelmuter


     -  Senior Vice President and Equity Portfolio Manager of Wellington
        Management


     -  Portfolio manager of the fund since inception (July 1997)

     -  Joined Wellington Management as an investment professional in 1995

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

HARTFORD MIDCAP VALUE HLS FUND

AS OF AUGUST 16, 2004, EXCEPT FOR SHARES REPRESENTING REINVESTED CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, THE FUND NO LONGER OFFERS OR SELLS CLASS IB SHARES TO PLANS OR TO SEPARATE ACCOUNTS, EXCEPT AS FOLLOWS: (1) TO SEPARATE ACCOUNTS THROUGH WHICH INDIVIDUAL VARIABLE LIFE INSURANCE CONTRACTS ARE ISSUED IN CONNECTION WITH SUCH CONTRACTS ISSUED BEFORE THAT DATE THAT OFFER THE FUND AS AN INVESTMENT OPTION, (2) TO SEPARATE ACCOUNTS THROUGH WHICH INDIVIDUAL VARIABLE ANNUITY CONTRACTS ARE ISSUED IN CONNECTION WITH SUCH CONTRACTS ISSUED BEFORE AUGUST 16, 2004 THAT OFFER THE FUND AS AN INVESTMENT OPTION, SOLELY TO FACILITATE CERTAIN SYSTEMATIC INVESTMENT PROGRAMS IN WHICH OWNERS OF VARIABLE ANNUITY CONTRACTS ENROLLED PRIOR TO THAT DATE, (3) TO SEPARATE ACCOUNTS THROUGH WHICH INDIVIDUAL VARIABLE ANNUITY CONTRACTS ARE ISSUED IN CONNECTION WITH SUCH CONTRACTS ISSUED BEFORE AUGUST 16, 2004 THAT OFFER THE FUND AS AN INVESTMENT OPTION, SOLELY TO FACILITATE TRANSFERS FROM ANOTHER SUBACCOUNT OR "FIXED" INVESTMENT OPTION UNDER CERTAIN OLDER CONTRACTS AS TO WHICH THE HARTFORD, AS A RESULT OF SETTLEMENT OF LITIGATION, MAY NOT RESTRICT TRANSFERS TO THE SUBACCOUNT INVESTING IN THE FUND, AND (4) DIRECTLY TO CERTAIN PLANS AND CERTAIN STATE OR MUNICIPAL EMPLOYEE BENEFIT PLANS TO WHICH SHARES WERE ISSUED BEFORE AUGUST 16, 2004 AND THAT OFFER THE FUND AS AN INVESTMENT OPTION.

THE FUND CONTINUES TO PAY 12b-1 FEES PURSUANT TO ITS DISTRIBUTION PLAN. THESE FEES ARE PAID FOR ONGOING SHAREHOLDER SERVICES IN CONNECTION WITH PAST SALES.

INVESTMENT GOAL. The Hartford MidCap Value HLS Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P 400 MidCap Indices. As of December 31, 2005, this range was between approximately $[___] million and $[___] billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its issuer's earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers have the most compelling blend of the following attributes:


     -  high fundamental investment value,

     -  a strong management team, and

     -  strong industry position.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR


         2002             -13.21%
         2003              42.93%
         2004              16.01%
         2005               9.71%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 20.66% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -20.16% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                                 SINCE INCEPTION
                                                                                      1 YEAR     (APRIL 30, 2001)
Class IB                                                                              9.71%           10.14%
Russell 2500 Value Index (reflects no deduction for fees or expenses)                 7.74%           13.57%


INDEX: The Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                                           CLASS IB
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                        Not applicable
Maximum deferred sales charge (load)                                                 Not applicable
Exchange fees                                                                        None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                                              0.76%
Distribution and service (12b-1) fees                                                        0.25%
Other expenses                                                                               0.04%
Total operating expenses                                                                     1.05%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions.
Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                    CLASS IB
EXPENSES
(with or without redemption)
Year 1                                                  $___
Year 3                                                  $___
Year 5                                                  $___
Year 10                                                 $___


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

James N. Mordy


     -  Senior Vice President and Equity Portfolio Manager of Wellington
        Management


     -  Portfolio manager of the fund since inception (April 2001)

     -  Joined Wellington Management as an investment professional in 1985

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

HARTFORD MONEY MARKET HLS FUND

INVESTMENT GOAL. The Hartford Money Market HLS Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by the fund's sub-adviser, Hartford Investment Management. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its total assets in securities of foreign issuers.

The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if Hartford Investment Management does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on June 30, 1980, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)


         1995              5.47%
         1996              4.92%
         1997              5.07%
         1998              5.05%
         1999              4.71%
         2000              5.91%
         2001              3.68%
         2002              1.24%
         2003              0.50%
         2004              0.69%
         2005              2.58%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 1.52% (4TH QUARTER, 2000) AND THE LOWEST QUARTERLY RETURN WAS 0.09% (2ND QUARTER, 2004).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                     1 YEAR    5 YEARS    10 YEARS
Class IB(1)                                                                           2.58%     1.73%      3.41%
60-Day Treasury Bill Index (reflects no deduction for fees or expenses)               3.13%     2.11%      3.65%


(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

INDEX: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.

Please call 1-800-862-6668 for the fund's most recent current and effective yield information.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                                           CLASS IB
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price                        Not applicable
Maximum deferred sales charge (load)                                                 Not applicable
Exchange fees                                                                        None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                                              0.45%
Distribution and service (12b-1) fees                                                        0.25%
Other expenses                                                                               0.03%
Total operating expenses                                                                     0.73%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                    CLASS IB
EXPENSES
(with or without redemption)
Year 1                                                  $___
Year 3                                                  $___
Year 5                                                  $___
Year 10                                                 $___


SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGERS

Robert Crusha

     -  Vice President of Hartford Investment Management

     -  Manager of the fund since May 2002

     -  Joined Hartford Investment Management in 1993

     - Investment professional involved in trading and portfolio management since 1995

Adam Tonkinson


     -  Assistant Vice President of Hartford Investment Management


     -  Assistant Portfolio Manager of the fund since March 2004

     -  Joined Hartford Investment Management in 2001

     - Investment professional involved in securities analysis since 2001 and securities trading since 2002

     - Prior to joining Hartford Investment Management, attended Yale School of Management from 1999 to 2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD MORTGAGE SECURITIES HLS FUND

INVESTMENT GOAL. The Hartford Mortgage Securities HLS Fund seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of its assets in high quality mortgage-related securities either (i) issued by U.S. Government agencies, instrumentalities or sponsored corporations, or (ii) rated "A" or better by Moody's or S&P or, if not rated, which are of equivalent investment quality as determined by Hartford Investment Management. These U.S. Government agencies, instrumentalities or sponsored corporations may include the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

At times the fund may invest in mortgage-related securities not meeting the foregoing investment quality standards when Hartford Investment Management deems such investments to be consistent with the fund's investment objective; however, no such investments are made in excess of 20% of the fund's total assets. Such investments are considered mortgage-related securities for purposes of the investment strategy that the fund invest at least 80% of its assets in mortgage-related securities.

In addition, the fund may invest in mortgage-related securities known as collateralized mortgage obligations, including residential and commercial mortgage-backed securities which are issued by governmental agencies or private entities.

The fund may also purchase asset-backed securities.

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, prepayment risk, and manager risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Prepayment risk refers to the possibility that any mortgage securities held by the fund may be adversely affected by changes in prepayment rates on the underlying mortgages. If prepayments increase as a result of lower interest rates the fund may have to invest a portion of its assets at lower rates.

Hartford Investment Management's investment strategy significantly influences the fund's performance. Mortgage securities as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other categories. Similarly, if the manager's selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on January 1, 1985, it did not offer Class IB shares until November 9, 1999. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)


     1996    4.81%
     1997    8.74%
     1998    6.45%
     1999    1.18%
     2000   10.08%
     2001    7.30%
     2002    7.89%
     2003    2.03%
     2004    3.86%
     2005    2.11%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 3.78% (3RD QUARTER, 2001) AND THE LOWEST QUARTERLY RETURN WAS -1.38% (2ND QUARTER, 2004).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                   1 YEAR   5 YEARS   10 YEARS
Class IB(1)                                         2.11%    4.61%     5.41%
Lehman Mortgage-Backed Securities Index
(reflects no deduction for fees or expenses)        2.61%    5.43%     6.17%


(1) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

INDEX: Lehman Mortgage-Backed Securities Index is an index of mortgage backed pass-through securities of the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                            CLASS IB
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price         Not applicable
Maximum deferred sales charge (load)                                  Not applicable
Exchange fees                                                         None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                            0.45%
Distribution and service (12b-1) fees                                      0.25%
Other expenses                                                             0.04%
Total operating expenses                                                   0.74%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                         CLASS IB
EXPENSES
(with or without redemption)
Year 1                                                                          $___
Year 3                                                                          $___
Year 5                                                                          $___
Year 10                                                                         $___


SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGERS

Christopher Hanlon

     -    Senior Vice President of Hartford Investment Management

     -    Co-Manager of the fund since March 2004


     - Joined Hartford Investment Management in 1988 and has served as a portfolio manager since 1994.


Russell M. Regenauer


     -    Senior Vice President of Hartford Investment Management


     -    Co-Manager of the fund since September 2003

     - Joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD SMALL COMPANY HLS FUND

AS OF AUGUST 16, 2004, EXCEPT FOR SHARES REPRESENTING REINVESTED CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, THE FUND NO LONGER OFFERS OR SELLS CLASS IB SHARES TO PLANS OR TO SEPARATE ACCOUNTS, EXCEPT AS FOLLOWS: (1) TO SEPARATE ACCOUNTS THROUGH WHICH GROUP VARIABLE ANNUITY CONTRACTS OR FUNDING AGREEMENTS ARE ISSUED TO CERTAIN QUALIFIED RETIREMENT PLANS AND CERTAIN STATE OR MUNICIPAL EMPLOYEE BENEFIT PLANS IN CONNECTION WITH SUCH CONTRACTS OFFERED OR ISSUED BEFORE THAT DATE THAT OFFER THE FUND AS AN INVESTMENT OPTION, (2) TO SEPARATE ACCOUNTS THROUGH WHICH INDIVIDUAL VARIABLE LIFE INSURANCE CONTRACTS ARE ISSUED IN CONNECTION WITH SUCH CONTRACTS ISSUED BEFORE THAT DATE THAT OFFER THE FUND AS AN INVESTMENT OPTION, (3) TO SEPARATE ACCOUNTS THROUGH WHICH INDIVIDUAL VARIABLE ANNUITY CONTRACTS ARE ISSUED IN CONNECTION WITH SUCH CONTRACTS ISSUED BEFORE AUGUST 16, 2004 THAT OFFER THE FUND AS AN INVESTMENT OPTION, SOLELY TO FACILITATE CERTAIN SYSTEMATIC INVESTMENT PROGRAMS IN WHICH OWNERS OF VARIABLE ANNUITY CONTRACTS ENROLLED PRIOR TO THAT DATE, (4) TO SEPARATE ACCOUNTS THROUGH WHICH INDIVIDUAL VARIABLE ANNUITY CONTRACTS WERE ISSUED BEFORE AUGUST 16, 2004 THAT OFFER THE FUND AS AN INVESTMENT OPTION, SOLELY TO FACILITATE TRANSFERS FROM ANOTHER SUBACCOUNT OR "FIXED" INVESTMENT OPTION UNDER CERTAIN OLDER CONTRACTS AS TO WHICH THE HARTFORD, AS A RESULT OF SETTLEMENT OF LITIGATION, MAY NOT RESTRICT TRANSFERS TO THE SUBACCOUNT INVESTING IN THE FUND, AND (5) DIRECTLY TO CERTAIN PLANS AND CERTAIN STATE OR MUNICIPAL EMPLOYEE BENEFIT PLANS TO WHICH SHARES WERE OFFERED OR ISSUED BEFORE AUGUST 16, 2004 AND THAT OFFER THE FUND AS AN INVESTMENT OPTION.

THE FUND CONTINUES TO PAY 12b-1 FEES PURSUANT TO ITS DISTRIBUTION PLAN. THESE FEES ARE PAID FOR ONGOING SHAREHOLDER SERVICES IN CONNECTION WITH PAST SALES.

INVESTMENT GOAL. The Hartford Small Company HLS Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2005, this range was between approximately $26 million and $4 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for near-term capital appreciation. Wellington Management selects securities of companies that, in its opinion:


     -    have potential for above-average earnings growth,

     -    are undervalued in relation to their investment potential,

     - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

     - are relatively obscure and undiscovered by the overall investment community.


Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on August 9, 1996, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)


     1997   18.08%
     1998   11.41%
     1999   65.45%
     2000  -13.28%
     2001  -15.07%
     2002  -30.39%
     2003   55.48%
     2004   11.90%
     2005   20.71%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 35.87% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -23.62% (3RD QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                             SINCE INCEPTION
                                                   1 YEAR        5 YEARS     (AUGUST 9, 1996)
Class IB(1)                                        20.71%         4.42%             10.28%
Russell 2000 Growth Index (reflects no
deduction for fees or expenses)                     4.15%         2.28%              5.17%(2)


(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.
(2)  Return is from 7/31/96.

INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                      CLASS IB
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price        Not applicable
Maximum deferred sales charge (load)                                 Not applicable
Exchange fees                                                        None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                           0.71%
Distribution and service (12b-1) fees                                     0.25%
Other expenses                                                            0.04%
Total operating expenses                                                  1.00%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
(with or without redemption)
Year 1                                                                      $___
Year 3                                                                      $___
Year 5                                                                      $___
Year 10                                                                     $___


SUB-ADVISER

Wellington Management


PORTFOLIO MANAGERS


Steven C. Angeli, CFA


     -    Senior Vice President and Equity Portfolio Manager of Wellington
          Management


     -    Portfolio manager of the fund since January 2000

     -    Joined Wellington Management as an investment professional in 1994


Stephen Mortimer

     -    Equity Vice President and Equity Portfolio Manager of Wellington
          Management

     -    Portfolio manager of the fund since January 2006

     -    Joined Wellington Management as an investment professional in 2001

     -    Equity Analyst at Vinik Asset Management (1998-2000)

Mario E. Abularach

     -   Vice President and Equity Research Analyst of Wellington Management

     -   Portfolio manager of the fund since January 2006

     -   Joined Wellington Management as an investment professional in 2001

     -   Research Analyst at JLF Asset Mangement (2000)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD SMALLCAP GROWTH HLS FUND

INVESTMENT GOAL. The Hartford SmallCap Growth HLS Fund seeks to maximize short- and long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund's sub-adviser, Wellington Management, believes have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2005, this range was between approximately $26 million and $4 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

The fund's portfolio is constructed stock by stock, an investment approach Wellington Management refers to as "bottom up." However, in constructing the fund's portfolio Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on May 2, 1994, it did not offer Class IB shares until May 1, 2002. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)


    1996     7.38%
    1997     1.17%
    1998    20.87%
    1999   108.79%
    2000   -15.30%
    2001   -20.39%
    2002   -29.00%
    2003    49.70%
    2004    15.14%
    2005    10.78%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 60.62% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -29.21% (3RD QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                             1 YEAR        5 YEARS     10 YEARS
Class IB(1)                                   10.78%         1.54%       9.62%
Russell 2000 Growth Index (reflects no
deduction for fees or expenses)                4.15%         2.28%       4.69%


(1) Class B shares commenced operations on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                        CLASS IB
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price       Not applicable
Maximum deferred sales charge (load)                                Not applicable
Exchange fees                                                       None

ANNUAL OPERATING EXPENSES

(expenses that are deducted from the fund's assets)
Management fees                                                           0.62%
Distribution and service (12b-1) fees                                     0.25%
Other expenses                                                            0.02%
Total operating expenses                                                  0.89%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
(with or without redemption)
Year 1                                                                    $___
Year 3                                                                    $___
Year 5                                                                    $___
Year 10                                                                   $___


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

David J. Elliott


     -    Vice President and Equity Portfolio Manager of Wellington Management


     -    Portfolio manager of the fund since April 2001

     - Joined Wellington Management in 1995 and has been an investment professional since 1999

Doris T. Dwyer


     -    Vice President and Equity Portfolio Manager of Wellington Management


     -    Joined Wellington Management as an investment professional in 1998

     - Involved in portfolio management and securities analysis for the fund since April 2001

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD STOCK HLS FUND

INVESTMENT GOAL. The Hartford Stock HLS Fund seeks long-term growth of capital, with income as a secondary consideration.


PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high quality companies. The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management also analyzes the general economic and investment environment, including the evaluation of economic conditions, U.S. fiscal and monetary policy, and investor sentiment.

In general, the fund selects companies to invest in that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks within a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.


The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on August 31, 1977, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)


    1996       24.06%
    1997       31.05%
    1998       33.20%
    1999       19.57%
    2000       -7.21%

    2001      -12.39%
    2002      -24.42%
    2003       26.16%
    2004        3.91%
    2005        9.35%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.12% (4TH QUARTER, 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.35% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                             1 YEAR        5 YEARS     10 YEARS
Class IB(1)                                   9.35%         -1.04%       8.59%
S&P 500 Index (reflects no deduction
for fees or expenses)                         4.91%          0.55%       9.07%


(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


[TABLE TO BE UPDATED]


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

                                                                    CLASS IB
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price       Not applicable
Maximum deferred sales charge (load)                                Not applicable
Exchange fees                                                       None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                           0.46%
Distribution and service (12b-1) fees                                     0.25%
Other expenses                                                            0.03%
Total operating expenses                                                  0.74%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
(with or without redemption)
Year 1                                                                         $___
Year 3                                                                         $___
Year 5                                                                         $___

Year 10                                                                        $___


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Steven T. Irons


     - Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management


     -    Portfolio manager of the fund since May 2005

     -    Joined Wellington Management as an investment professional in 1993


Peter I. Higgins, CFA

     -    Vice President and Equity Portfolio Manager of Wellington Management

     - Involved in Portfolio Management and securities analysis of the equity portion of the fund since November 2005

     -    Joined Wellington Management as an investment professional in October
          2005

     - Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005


Saul J. Pannell


     -    Senior Vice President and Equity Portfolio Manager of Wellington
          Management


     - Involved in portfolio management and securities analysis for the fund since May 2005

     -    Joined Wellington Management as an investment professional in 1974

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD TOTAL RETURN BOND HLS FUND


INVESTMENT GOAL. The Hartford Total Return Bond HLS Fund seeks competitive total return, with income as a secondary objective.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers.


The fund normally invests at least 70% of its total assets in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" by Moody's or "BB" by S&P or lower, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "junk bonds." The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

Hartford Investment Management uses what is sometimes referred to as a "top-down" analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a yield perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and, the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on August 31, 1977, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)


     1996       3.27%
     1997      11.07%
     1998       7.93%
     1999      -2.19%
     2000      11.79%
     2001       8.49%
     2002       9.83%
     2003       7.58%
     2004       4.33%
     2005       2.19%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 4.15% (4TH QUARTER, 2002) AND THE LOWEST QUARTERLY RETURN WAS -2.29% (2ND QUARTER, 2004).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                             1 YEAR        5 YEARS      10 YEARS
Class IB(1)                                   2.19%         6.45%         6.35%
Lehman Brothers U.S. Aggregate Bond
Index (reflects no deduction for fees
or expenses)                                  2.43%         5.87%         6.16%


(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                    CLASS IB
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price       Not applicable
Maximum deferred sales charge (load)                                Not applicable
Exchange fees                                                       None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                           0.46%
Distribution and service (12b-1) fees                                     0.25%
Other expenses                                                            0.04%
Total operating expenses                                                  0.75%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                       CLASS IB
EXPENSES
(with or without redemption)
Year 1                                                                   $___
Year 3                                                                   $___
Year 5                                                                   $___
Year 10                                                                  $___


SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGER

Nasri Toutoungi

     -    Managing Director of Hartford Investment Management

     -    Manager of the fund since 2003

     -    Joined Hartford Investment Management in 2003

     - Previously, Managing Director of Blackrock, Inc. from 1998 to January 2002, and a Director and Partner of Rogge Global Partners from 1997 to 1998

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

INVESTMENT GOAL. The Hartford U.S. Government Securities HLS Fund seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. In attempting to maximize total return, the fund also seeks to invest in securities that Hartford Investment Management expects to appreciate in value. The fund tends to focus on maintaining a bond portfolio with an average life between one and ten years.


For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded [ ] %.


MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Entities such as Freddie Mac, Fannie Mae and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and the mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (I.E., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Pass-through securities issued by Fannie Mae and most of those issued by Freddie Mac are guaranteed as to timely payment of principal and interest by Fannie Mae or Freddie Mac, respectively, but are not backed by the full faith and credit of the U.S. Government. Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.




PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on March 24, 1987, it did not offer Class IB shares until May 1, 2002. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund

(this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)


     1996    1.95%
     1997    8.82%
     1998    8.61%
     1999   -2.18%
     2000   11.54%
     2001    7.24%
     2002   10.47%
     2003    1.89%
     2004    1.82%
     2005    1.30%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 5.16% (3RD QUARTER, 2002) AND THE LOWEST QUARTERLY RETURN WAS -2.77% (1ST QUARTER, 1996).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                             1 YEAR        5 YEARS      10 YEARS
Class IB(1)                                   1.30%         4.48%         5.05%
Lehman Brothers Intermediate Government
Bond Index (reflects no deduction for
fees or expenses)                             2.65%         5.39%         5.94%


(1) Class IB shares commenced operations on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

INDEX: The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                    CLASS IB
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price       Not applicable
Maximum deferred sales charge (load)                                Not applicable
Exchange fees                                                       None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                           0.45%
Distribution and service (12b-1) fees                                     0.25%
Other expenses                                                            0.02%
Total operating expenses                                                  0.72%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
(with or without redemption)
Year 1                                                                     $___
Year 3                                                                     $___
Year 5                                                                     $___
Year 10                                                                    $___


SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGERS

Christopher Hanlon

     -    Senior Vice President of Hartford Investment Management

     -    Manager of the fund since March 2004


     - Joined Hartford Investment Management in 1988 and has served as a portfolio manager since 1994.


Russell M. Regenauer


     -    Senior Vice President of Hartford Investment Management


     -    Assistant portfolio manager of the fund since September 2002

     - Joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD VALUE HLS FUND

INVESTMENT GOAL. The Hartford Value HLS Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $3 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.


The fund employs what is often called a "bottom-up" approach which is the use of fundamental analysis to select specific securities from a variety of industries. The approach highlights companies with market capitalizations above $3 billion and estimated below-average price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Purchase candidates provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Market timing is not employed, and limited consideration is given to economic analysis in establishing sector and industry weightings.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group could fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked, or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR


     2002   -22.81%
     2003    28.28%
     2004    10.43%
     2005     7.86%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.45% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -19.74% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                         SINCE INCEPTION
                                             1 YEAR      (APRIL 30, 2001)
Class IB                                      7.86%            3.58%
Russell 1000 Value Index (reflects no
deduction for fees or expenses)               7.05%            5.94%



INDEX: The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalizations.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                        CLASS IB
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price       Not applicable
Maximum deferred sales charge (load)                                Not applicable
Exchange fees                                                       None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                           0.82%
Distribution and service (12b-1) fees                                     0.25%
Other expenses                                                            0.05%
Total operating expenses                                                  1.12%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                            CLASS IB
EXPENSES
(with or without redemption)
Year 1                                                                         $___
Year 3                                                                         $___
Year 5                                                                         $___
Year 10                                                                        $___


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

John R. Ryan, CFA


     - Senior Vice President,Managing Partner and Equity Portfolio Manager of Wellington Management


     -    Portfolio manager of the fund since inception (April 2001)


     -    Joined Wellington Management as an investment professional in 1981


The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

HARTFORD VALUE OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford Value Opportunities HLS Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that the fund's sub-adviser, Wellington Management, believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power, and growth potential. Stocks are selected whose issuers have the most compelling blend of the following attributes:


     -    high fundamental investment value,

     -    a strong management team, and

     -    strong industry position.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on May 1, 1996, it did not offer Class IB shares until May 1, 2002. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)


     1997    24.93%
     1998     9.37%
     1999     8.69%
     2000    18.20%
     2001    -2.79%
     2002   -25.14%
     2003    41.52%
     2004    18.58%
     2005     8.05%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 21.97% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -18.37% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                       SINCE INCEPTION
                                             1 YEAR        5 YEARS      (MAY 1, 1996)
Class IB(1)                                   8.05%         5.70%           10.28%
Russell 3000 Value Index (reflects no
deduction for fees or expenses)               6.85%         5.86%           10.75%(2)
Russell 1000 Value Index (reflects no
deduction for fees or expenses)               7.05%         5.28%           10.65%(2)


(1) Class IB shares commenced operations on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

(2)  Return is from 4/30/96.


INDICES: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                        CLASS IB
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price       Not applicable
Maximum deferred sales charge (load)                                Not applicable
Exchange fees                                                       None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                           0.64%
Distribution and service (12b-1) fees                                     0.25%
Other expenses                                                            0.03%
Total operating expenses                                                  0.92%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
(with or without redemption)
Year 1                                                                       $___
Year 3                                                                       $___
Year 5                                                                       $___
Year 10                                                                      $___


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

This fund has been managed by a team specializing in all-cap value investing since 2001. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors are made collectively by the team.

James H. Averill


     -    Senior Vice President and Equity Research Analyst of Wellington
          Management


     -    Joined Wellington Management as an investment professional in 1985

     - Involved in portfolio management and securities analysis for the fund since 2001 focused primarily on the finance, retail, capital goods, health services and paper industries

David R. Fassnacht


     -    Senior Vice President and Equity Portfolio Manager of Wellington
          Management


     -    Joined Wellington Management as an investment professional in 1991

     - Involved in portfolio management and securities analysis for the fund since 2001 focused primarily on the communications services, media, pharmaceutical, airline and chemical industries

James N. Mordy


     -    Senior Vice President and Equity Portfolio Manager of Wellington
          Management


     -    Joined Wellington Management as an investment professional in 1985

     - Involved in portfolio management and securities analysis for the fund since 2001 focused primarily on the technology, energy, construction and utilities sectors

David W. Palmer

     -    Vice President and Equity Research Analyst of Wellington Management


     -    Joined Wellington Management as an investment professional in 1998


     - Involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the metals, communications equipment, energy and specialty finance sectors


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT RISKS GENERALLY


Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds, except for Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund, may invest in equity securities as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Advisers HLS Fund, Global Advisers HLS Fund, High Yield HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund, Total Return Bond HLS Fund and U.S.Government Securities HLS Fund may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds entails special additional risks.


USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES


From time to time, as part of its principal investment strategy, each fund (other than the Money Market HLS Fund, which may invest in high quality money market securities at any time) may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of upswings and limit its ability to meet its investment objective.


USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES


Each fund (other than Money Market HLS Fund) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques, which are incidental to each fund's primary strategy, permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.


These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.


The use of derivatives is a principal investment strategy for Global Advisers HLS Fund only.


FOREIGN INVESTMENTS


Except as noted below, the funds, may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. Money Market HLS Fund may invest in securities of foreign issuers or borrowers, but not in non-dollar securities and loans, as part of its principal investment strategy. Index HLS Fund may invest in securities of foreign issuers or borrowers, but not in non-dollar securities and not as part of its principal investment strategy. Mortgage Securities HLS Fund may hold foreign investments, but not as part of its principal investment strategy. U.S. Government Securities HLS Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy.

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States.


Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS


Capital Appreciation HLS Fund, Global Communications HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund and International Small Company HLS Fund may invest in emerging markets as part of their principal investment strategy. All other funds, except Money Market HLS Fund and U.S. Government Securities HLS Fund, may invest in emerging markets, but not as a part of their principal investment strategy.


The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Technology HLS Fund, Growth Opportunities HLS Fund, International Small Company HLS Fund, Small Company HLS Fund, SmallCap Growth HLS Fund and Value Opportunities HLS Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Each other fund, except Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund, may hold securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES

Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the 1940 Act, such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "QUBES" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "iSHARES," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

Generally, a fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES


[Focus HLS Fund, Global Leaders HLS Fund, Global Technology HLS Fund, Growth Opportunities HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund, Small Company HLS Fund, SmallCap Growth HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund] may have relatively high portfolio turnover. The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses and transaction costs for a fund, and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for shareholders.


TERMS USED IN THIS PROSPECTUS

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.


FOREIGN ISSUERS AND FOREIGN BORROWERS: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

NON-DOLLAR SECURITIES AND LOANS: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.


INVESTMENT POLICIES


Disciplined Equity HLS Fund, Equity Income HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Technology HLS Fund, High Yield HLS Fund, International Small Company HLS Fund, MidCap HLS Fund, MidCap Value HLS Fund, Mortgage Securities HLS Fund, Small Company HLS Fund, SmallCap Growth HLS Fund, Stock HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met due to changes in value of portfolio assets, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of that fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.


ADDITIONAL INVESTMENT STRATEGIES AND RISKS


Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).


DISCLOSURE OF PORTFOLIO HOLDINGS


The funds will disclose their complete calendar quarter-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each calendar quarter. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available (i) in the funds' SAI; and (ii) on the funds' website.

MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGER


HL Investment Advisors, LLC ("HL Advisors") is the investment manager to each fund. As investment manager, HL Advisors is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. In addition, Hartford Life provides administrative services to each fund. HL Advisors and Hartford Life are wholly-owned indirect subsidiaries of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with $323 billion in assets under management as of December 31, 2005. HL Advisors had over $61.0 billion in assets under management as of December 31, 2005 HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds rely on an exemptive order from the SEC under which they use a "Manager of Managers" structure. HL Advisors has responsibility, subject to oversight by the Board of Directors to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HL Advisors to appoint a new sub-adviser, not affiliated with HL Advisors, with the approval by the Board of Directors and without obtaining approval from those contract holders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected contract holders will receive information about the new sub-advisory relationship.

[THIS SECTION TO BE UPDATED]


There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual funds companies. These regulatory inquiries have focused on a number of mutual fund issues including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual-fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission ("SEC"), subpoenas from the New York Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking, and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues.


The SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing. The funds are available for purchase by the separate accounts of different variable life insurance policies, variable annuity products, and funding agreements and they are offered directly to certain qualified retirement plans. Although existing products contain transfer restrictions between subaccounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against The Hartford with respect to certain owners of older variable annuity products, The Hartford's ability to restrict transfers by these owners is limited. The SEC's Division of Enforcement also is investigating aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford also has received a subpoena from the New York Attorney General's Office requesting information related to the Company's group annuity products. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office and other regulatory agencies.


A number of companies have announced settlements of enforcement actions with various regulatory agencies, primarily the SEC and the New York Attorney General's Office, which have included a range of monetary penalties and restitution. While no such action has been initiated against The Hartford, the SEC and the New York Attorney General's Office are likely to take some action at the conclusion of the on-going investigations related to market timing and directed brokerage. The potential timing of any such action is difficult to predict. If such an action is brought, it could have a material adverse effect on The Hartford's consolidated results of operations or cash flows in particular quarterly or annual periods, but The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.


In addition, The Hartford has been served with five consolidated putative national class actions, now consolidated into a single putative class action, IN RE HARTFORD MUTUAL FUNDS FEE LITIGATION, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make

"direct claims" on behalf of investors in The Hartford's Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. The defendants in this case include various Hartford entities, Wellington Management, The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., the Retail Funds themselves and certain of the directors of the Retail Funds, who also serve as directors of the funds. This litigation is not expected to result in a material adverse effect on the funds.


THE INVESTMENT SUB-ADVISERS


Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to each of the funds, other than those sub-advised by Hartford Investment Management Company ("Hartford Investment Management")..

Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2005, Wellington Management had investment management authority over approximately $[ ] billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

Hartford Investment Management is the investment sub-adviser to High Yield HLS Fund, Index HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, it's affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2005, Hartford Investment Management had investment management authority over approximately $116 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.


MANAGEMENT FEES

Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund each pay a monthly management fee to HL Advisors for investment advisory and certain administrative services. Each other fund pays a monthly management fee to HL Advisors and an administration fee to Hartford Life (these management and administration fees are aggregated for the purposes of presentation in the table below). These fees are based on a stated percentage of the fund's average daily net asset value as follows:

GROWTH OPPORTUNITIES HLS FUND, SMALLCAP GROWTH HLS FUND AND VALUE OPPORTUNITIES HLS FUND


AVERAGE DAILY NET ASSETS        ANNUAL RATE
First $100 Million              0.700%
Amount over $100 Million        0.600%

U.S. GOVERNMENT SECURITIES HLS FUND


AVERAGE DAILY NET ASSETS        ANNUAL RATE
First $50 Million               0.500%
Next $4.95 Billion              0.450%
Next $5 Billion                 0.430%
Amount over $10 Billion         0.420%



INDEX HLS FUND(1)



AVERAGE DAILY NET ASSETS        ANNUAL RATE
First $2 Billion                0.400%
Next $3 Billion                 0.300%
Next $5 Billion                 0.280%
Amount over $10 Billion         0.270%



(1) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.29%.

MONEY MARKET HLS FUND AND MORTGAGE SECURITIES HLS FUND



AVERAGE DAILY NET ASSETS        ANNUAL RATE
First $2 Billion                0.450%
Next $3 Billion                 0.400%
Next $5 Billion                 0.380%
Amount over $10 Billion         0.370%



STOCK HLS FUND



AVERAGE DAILY NET ASSETS        ANNUAL RATE
First $250 Million              0.525%
Next $250 Million               0.500%
Next $500 Million               0.475%
Amount over $1 Billion          0.450%



TOTAL RETURN BOND HLS FUND



AVERAGE DAILY NET ASSETS        ANNUAL RATE
First $250 Million              0.525%
Next $250 Million               0.500%
Next $500 Million               0.475%
Next $4 Billion                 0.450%
Next $5 Billion                 0.430%
Amount over $10 Billion         0.420%



ADVISERS HLS FUND(2)



AVERAGE DAILY NET ASSETS        ANNUAL RATE
First $250 Million              0.680%
Next $250 Million               0.655%
Next $500 Million               0.645%
Amount over $1 Billion          0.595%



(2) Effective November 1, 2005, HL Advisors reduced its management fee from 0.63% to 0.60%.

CAPITAL APPRECIATION HLS FUND, DISCIPLINED EQUITY HLS FUND, DIVIDEND AND GROWTH HLS FUND, GLOBAL ADVISERS HLS FUND, GLOBAL LEADERS HLS FUND, INTERNATIONAL OPPORTUNITIES HLS FUND, MIDCAP HLS FUND AND SMALL
COMPANY HLS FUND



AVERAGE DAILY NET ASSETS        ANNUAL RATE
First $250 Million              0.775%
Next $250 Million               0.725%
Next $500 Million               0.675%

Amount over $1 Billion          0.625%



EQUITY INCOME HLS FUND(3), GROWTH HLS FUND, MIDCAP VALUE HLS FUND AND VALUE HLS FUND



AVERAGE DAILY NET ASSETS        ANNUAL RATE
First $250 Million              0.825%
Next $250 Million               0.775%
Next $500 Million               0.725%
Amount over $1 Billion          0.675%



(3) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2006. While such waiver is in effect, the management fee is 0.73%.

HIGH YIELD HLS FUND(4)



AVERAGE DAILY NET ASSETS        ANNUAL RATE
First $250 Million              0.775%
Next $250 Million               0.725%
Next $500 Million               0.675%
Next $4 Billion                 0.625%
Next $5 Billion                 0.605%
Amount over $10 Billion         0.595%



(4) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.67%.

FOCUS HLS FUND(5), GLOBAL COMMUNICATIONS HLS FUND(6), GLOBAL FINANCIAL SERVICES HLS FUND(6), GLOBAL HEALTH HLS FUND, GLOBAL TECHNOLOGY HLS FUND, INTERNATIONAL CAPITAL APPRECIATION HLS FUND AND INTERNATIONAL SMALL COMPANY HLS FUND



AVERAGE DAILY NET ASSETS        ANNUAL RATE
First $250 Million              0.850%
Next $250 Million               0.800%
Amount over $500 Million        0.750%



(5) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.75%.

(6) Effective September 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees. While such waiver is in effect, the management fee is 0.40%. This management fee waiver may be discontinued at any time.

For the year ended December 31, 2005, Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund each paid management fees to HL Advisors. Each other fund paid management and administration fees to HL Advisors and Hartford Life, respectively (these management and administration fees are aggregated for the purposes of presentation in the table below).

[TABLE TO BE UPDATED]


These fees, expressed as a percentage of net assets, were as follows:


FUND NAME                                                                      ANNUAL RATE
Hartford Advisers HLS Fund                                                        0.63%(1)
Hartford Capital Appreciation HLS Fund                                            0.63%
Hartford Disciplined Equity HLS Fund                                              0.72%
Hartford Dividend and Growth HLS Fund                                             0.64%
Hartford Equity Income HLS Fund                                                   0.83%
Hartford Focus HLS Fund                                                           0.85%
Hartford Global Advisers HLS Fund                                                 0.76%
Hartford Global Communications HLS Fund                                           0.85%
Hartford Global Financial Services HLS Fund                                       0.85%
Hartford Global Health HLS Fund                                                   0.83%
Hartford Global Leaders HLS Fund                                                  0.71%
Hartford Global Technology HLS Fund                                               0.85%
Hartford Growth HLS Fund                                                          0.81%
Hartford Growth Opportunities HLS Fund                                            0.61%
Hartford High Yield HLS Fund                                                      0.72%
Hartford Index HLS Fund                                                           0.39%
Hartford International Capital Appreciation HLS Fund                              0.85%
Hartford International Opportunities HLS Fund                                     0.71%
Hartford International Small Company HLS Fund                                     0.85%
Hartford MidCap HLS Fund                                                          0.66%
Hartford MidCap Value HLS Fund                                                    0.76%
Hartford Money Market HLS Fund                                                    0.45%
Hartford Mortgage Securities HLS Fund                                             0.45%
Hartford Small Company HLS Fund                                                   0.71%
Hartford SmallCap Growth HLS Fund                                                 0.62%
Hartford Stock HLS Fund                                                           0.46%
Hartford Total Return Bond HLS Fund                                               0.46%
Hartford U.S. Government Securities HLS Fund                                      0.45%
Hartford Value HLS Fund                                                           0.82%
Hartford Value Opportunities HLS Fund                                             0.64%



(1) Effective November 1, 2005, HL Advisors reduced its management fee from 0.63% to 0.60%.

A discussion regarding the basis for the Boards of Directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the period ending December 31, 2005.

FURTHER INFORMATION ON THE FUNDS

PURCHASE AND REDEMPTION OF FUND SHARES

The funds may offer each class of their shares to variable annuity and variable life insurance separate accounts of Hartford Life (the "Accounts") as investment options for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued through the Accounts. The funds may also offer each class of their shares to certain qualified retirement plans (the "Plans"). Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies.

The funds offer two different classes of shares -- Class IA and Class IB. Class IB shares are offered by this prospectus. Class IA shares are offered by a separate prospectus. For each fund, both classes of shares represent an investment in the fund but are subject to different expenses and have different prices and performance.

Most of the Accounts are registered with the SEC as investment companies. When shares of a fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of a fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the funds are sold by Hartford Securities Distribution Company, Inc. (the "Distributor") in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IB shares of the funds at net asset value without sales or redemption charges.

For each day on which a fund's net asset value is calculated, the Accounts transmit to the fund any orders to purchase or redeem shares of the fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to a fund any orders to purchase or redeem shares of the fund based on the instructions of Plan trustees or participants received by the Plans as of that day. The Accounts and Plans purchase and redeem shares of the funds at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.


Although they would not normally do so, the funds have the right to pay the redemption price of shares of the funds in whole or in part in portfolio securities. When portfolio securities received in this fashion are sold, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.


A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in a particular fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in a fund. To the extent that such classes of investors are invested in the same fund when a conflict of interest arises that might involve the fund, one or more of such classes of investors could be disadvantaged. The funds currently do not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, each fund's Board of Directors will monitor each fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in one or more of the funds or substitute shares of another fund for the current fund. This, in turn, could cause a fund to sell portfolio securities at a disadvantageous price.

DISTRIBUTION PLAN

Each fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for its Class IB shares. Pursuant to the Distribution Plan, each fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares. A portion of the amounts received by the Distributor may be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of fund prospectuses, statements of additional information, any supplements to those documents and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributor may also use the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Distribution Plan provides that each fund may pay annually up to 0.25% of the average daily net assets of the fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each fund is authorized to make monthly payments to the Distributor which may be used to pay or reimburse entities, including insurance company affiliates of HL Advisors, providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard. All or any portion of this fee may be remitted to dealers who provide distribution or shareholder account services.

The Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the fund with respect to Class IB shares regardless of the level of expenditures by the Distributor. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) compensation to and expenses, including overhead and telephone expenses, of employees of the distributor engaged in the distribution of the Class IB shares of a fund; (b) printing and mailing of prospectuses, statements of additional information, and reports for prospective purchasers of variable contracts investing indirectly in Class IB shares of a fund; (c) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of variable contracts investing indirectly in Class IB shares of a fund; (d) expenses relating to the development, preparation, printing, and mailing of fund advertisements, sales literature, and other promotional materials describing and/or relating to the Class IB shares of a fund; (e) expenses of holding seminars and sales meetings designed to promote the distribution of the Class IB shares of a fund; (f) expenses of obtaining information and providing explanations to variable contract owners regarding fund investment objectives and policies and other information about a fund, including performance; (g) expenses of training sales personnel regarding the Class IB shares of a fund; (h) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the variable contracts to the Class IB shares of a fund; (i) expenses of personal services and/or maintenance of variable contract accounts with respect to Class IB shares of a fund attributable to such accounts; and (j) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class IB shares.

In accordance with the terms of the Distribution Plan, the distributor provides to each fund, for review by each fund's board of directors, a quarterly written report of the amounts expended under the Distribution Plan and the purpose for which such expenditures were made.

The Distribution Plan was adopted by a majority vote of the respective fund's board of directors, including at least a majority of directors who are not, and were not at the time they voted, interested persons of each fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Distribution Plan, cast in person at a meeting called for the purpose of voting on the Distribution Plan. In approving the Distribution Plan, the directors identified and considered a number of potential benefits which the Distribution Plan may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, and the ability to sell shares of the funds through adviser and broker distribution channels. The board of directors believes that there is a reasonable likelihood that the Distribution Plan will benefit the Class IB shareholders of each fund. Under its terms, the Distribution Plan remains in effect from year to year provided such continuance is approved annually by vote of the directors in the manner described above. The Distribution Plan may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each fund affected thereby, and material amendments to the Distribution Plan must also be approved by the board of directors in the manner described above. The Distribution Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors who are not interested persons of each fund and have no direct or indirect financial interest in the operations of the Distribution Plan, or by a vote of a "majority of the outstanding voting securities" of each fund affected thereby. The Distribution Plan will automatically terminate in the event of its assignment.

The distributor and its affiliates may pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the funds' shares and/or for the servicing of those shares.

Rule 12b-1 fees have the effect of increasing operating expenses of the funds. Because the fees paid by the funds under the Distribution Plan are paid out of each fund's assets on an on-going basis, over time these fees will increase the cost of a variable contract owner's or plan participant's investment and may cost more than alternative types of charges for the same distribution and investor services.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.


Except for Money Market HLS Fund, the funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults;
(ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities; and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund, and in particular, Advisers HLS Fund, Capital Appreciation HLS Fund, Global Advisers HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Leaders HLS Fund, Global Technology HLS Fund, Growth Opportunities HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund, MidCap HLS Fund, MidCap Value HLS Fund, Small Company HLS Fund, Stock HLS Fund and Value Opportunities HLS Fund, uses a fair value pricing service approved by that fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations) held by a fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from the widely-used quotation system in accordance with procedures established by that fund's Board of Directors. Generally, each fund, [and in particular High Yield HLS Fund] may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund's assets, and investments that will mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.


DIVIDENDS AND DISTRIBUTIONS


Dividends and distributions may be declared by each fund's Board of Directors from time to time. The current policy for each fund, except Money Market HLS Fund, is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once each year. Money Market HLS Fund currently declares dividends on a daily basis and pays them monthly.


Such dividends and distributions are automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


[THIS SECTION TO BE UPDATED]

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading can (i) cause a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; and (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. In particular, funds that invest in securities that are thinly traded may include Capital Appreciation HLS Fund, High Yield HLS Fund and International Small Company HLS Fund. Funds that invest in securities that are traded primarily in markets outside of the United States may include Advisers HLS Fund, Capital Appreciation HLS Fund, Global Advisers HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Leaders HLS Fund, Global Technology HLS Fund, Growth Opportunities HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund, MidCap HLS Fund, MidCap Value HLS Fund, Small Company HLS Fund, Stock HLS Fund and Value Opportunities HLS Fund. Frequent traders, and in particular those using arbitrage strategies can dilute a fund's NAV for long-term shareholders.


If you intend to trade frequently or use market-timing investment strategies, you should not invest in the funds. As explained below, however, there are certain frequent traders currently invested in the funds.

The funds are available for investment, directly or indirectly, through a variety of means, including: individual variable-annuity contracts and individual variable-life policies; group annuity contracts and corporate-owned life insurance ("COLI") policies issued by Hartford Life Insurance Company and its affiliates (collectively "Hartford Life"); and IRS-qualified investment plans, such as employer-sponsored retirement plans. With the exception of participants in a relatively small number of qualified investment plans (representing a small percentage of the assets of the funds), individual investors do not participate directly in the funds through ownership of fund shares. Rather, the overwhelming majority of participants invest in separate accounts maintained by Hartford Life in connection with its variable annuity and life insurance products, which in turn invest in the funds. In all cases, exchange activity among the funds occurs on an omnibus basis, which limits the ability of the funds, themselves, to monitor or restrict the trading practices of individual investors in a meaningful way. Hartford Life has the ability to monitor and restrict trading practices of individual investors in most, but not all, cases.

In addition to these limitations on the funds' ability to monitor and restrict individual trading practices, the varied mechanisms for participation in the funds prevent the funds from establishing policies for market timing and abusive trading that are enforceable on equal terms with respect to all direct and indirect investors in the funds. Older versions of individual variable-annuity contracts issued by Hartford Life, for example, do not include terms that would expressly permit Hartford Life to impose strict numeric limitations on the number of exchanges that a contract holder can make during a specified time period or redemption fees on short-term trading activity. These contracts have not been sold by Hartford Life since the 1980's, but holders of these contracts remain invested in Hartford Life's separate accounts, which in turn invest in the funds. Further, many of the existing plan documents and agreements with third-party administrators for omnibus accounts do not contain terms that would enable the funds, Hartford Life, or the plan sponsors to impose trading restrictions upon individual participants in those plans who may be deemed to be market timers or abusive traders.

In addition, as the result of litigation with certain holders of Hartford Life's older variable annuity contracts, including court decisions and a court-approved settlement of litigation, these contract holders continue to trade frequently and Hartford Life is limited in its ability to restrict the number of their exchanges and the manner in which they conduct exchanges. See "Individual Variable Annuity and Variable Life Products," below.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors by requiring Hartford Life to establish internal procedures that are reasonably designed to decrease the attractiveness of the funds to market timers and to impose reasonable restrictions on frequent purchases and redemptions of fund shares to the extent practicable. In addition, it is the funds' policy to require the funds' sub-advisers to establish internal procedures pursuant to which portfolio managers are required to report to Hartford Life any cash flow activities in the funds that, in the reasonable judgment of the portfolio manager, are reasonably likely to affect adversely the management or performance of a fund. Once a portfolio manager reports such activities to Hartford Life, Hartford Life will identify all investors who transferred in or out of that fund on the day or days identified by the portfolio manager. Hartford Life will then review the list to determine whether the transfer activity violates the policies and procedures adopted by the applicable Board of Directors with respect to frequent purchase and redemption of fund shares. Where Hartford Life cannot directly restrict the practices of an investor, Hartford Life will work with the appropriate financial intermediary to do so. The Chief Compliance Officer of the funds is responsible for monitoring and reporting all material violations of the funds' policies and procedures to the Boards of Directors of the funds, and makes periodic reports to the Boards with respect to suspected abusive trading activities and the steps taken to address any such activities. The funds reserve the right, in their sole discretion, to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the request or previous excessive trading activity, but have no obligation to do so.

No system for prevention and detection of market timing and other abusive trading activities can be expected to eliminate all such activities. Hartford Life has developed and employs the following procedures with respect to restrictions on trading:

Individual Variable Annuity and Variable Life Products. Hartford Life presently sells only individual variable annuity contracts and individual variable life insurance policies that include contractual language reserving for Hartford Life the right to restrict abusive trading activities and to revoke the exchange privileges of abusive traders. In addition, currently sold variable annuity contracts and variable life insurance policies contain terms that permit Hartford Life to limit the means by which contract holders and policy holders may conduct exchanges. Under Hartford Life's internal policies and procedures, any contract owner or policy holder who conducts in excess of twenty (20) exchanges in one policy/contract year is deemed to be an "Excessive Trader" for the remainder of the policy/contract year. With respect to any currently sold contract or policy, an Excessive Trader may only conduct exchanges in writing by U.S. mail or overnight delivery.

Hartford Life's older Director I and Director II variable annuity contracts, which were sold in the 1980's, do not contain language expressly reserving for Hartford Life the right to restrict abusive trading activities and to revoke the exchange privileges of abusive traders. These contracts are no longer sold by Hartford Life, but holders of these contracts remain invested in Hartford Life's separate accounts, which in turn invest in shares of the funds. Hartford Life does employ the Excessive Trader restrictions described above to holders of Director I and Director II contracts, except with respect to approximately 42 of these contract holders, described above, to whom less restrictive limitations apply as the result of settlement of litigation ("the Settlement Holders"). Under the terms of the settlement agreement, the Settlement Holders may conduct exchanges, which result in exchanges of fund shares, by telephone on a daily basis, subject to the following limitations: (i) with respect to all funds other than Advisers HLS Fund, Capital Appreciation HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund, Stock HLS Fund and Total Return Bond HLS Fund, the combined investments of these contract holders may not exceed 5% of the total assets of any sub-account which invests in a fund (and thus less than 5% of the net assets of the fund in question) and (ii) the contract holders may not invest in any newly available sub-account which invests in a fund until the earlier of the first date on which the sub-account's total net assets equal or exceeds $200 million or the 18-month anniversary of the commencement of the sub-account's operations.


As of December 31, 2005, the cumulative value of the contracts held by the Settlement Holders, all of which is invested in the funds, was approximately [$ million]. The Settlement Contract Holders exchange all or a part of their contract value on up to a daily basis. The specific funds used by the Settlement Holders vary from time to time, and the funds cannot predict which funds will be the subject of this trading. Portfolio managers of the funds with assets attributable to these contracts may hold these assets in cash or other highly liquid investment vehicles in order to reduce the potential for increased transaction costs and forced liquidation when the assets in question are transferred out of the funds. Maintaining these assets in cash results in lost investment opportunities. When the overall portfolio returns exceed the return on the cash or more liquid investment vehicle, the negative effect is sometimes referred to as "cash drag on performance." Hartford Life has agreed to indemnify the funds on a going forward basis for any material harm caused to the funds from frequent trading by the Settlement Holders.

COLI Products. With respect to COLI products offering investments in Hartford Life's Separate Accounts that participate in the funds, Hartford Life imposes numeric restrictions on the frequency with which a contract holder may reallocate investment options. These restrictions vary by contract from one reallocation per contract year to those that permit twelve free reallocations per contract year with a $50 charge for reallocations in excess of twelve. [In 2005, none of the COLI contract holders reached or exceeded twelve reallocations during a contract year.]


Group Annuity Products. With respect to group annuity products offering investments in Hartford Life's Separate Accounts that invest in shares of the funds, Hartford Life serves as third-party administrator for the groups and, as such, has access to information concerning individual trading activity. Each group, however, maintains plan documents that govern the rights and obligations of plan participants and, accordingly, limits the ability of Hartford Life to restrict individual trading activity. Hartford Life is using reasonable efforts to work with plan sponsors to modify administrative services agreements between Hartford Life and the plans, as well as plan documents, in ways to enable Hartford Life to impose abusive trading restrictions that are reasonably designed to be as effective as those set forth above for individual variable annuity and variable life policyholders. Nonetheless, Hartford Life's ability to identify and deter frequent purchases and redemptions through omnibus accounts is limited, and success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the third-party administrators and plan sponsors.

Omnibus Accounts Participating Directly in the Funds. Unlike the Group Annuity context discussed above, Hartford Life does not serve as a third-party administrator with respect to the omnibus accounts participating directly in the funds. Because Hartford Life receives orders from these omnibus accounts on an aggregated basis, Hartford Life is substantially limited in its ability to identify or deter Excessive Traders or other abusive traders. Most omnibus accounts that participate directly in the funds offer no more than one of the funds to their plan participants and, at present, none offers more than three funds. Under these circumstances, Hartford Life is not in a position to require the third-party administrators and plan sponsors for these accounts to institute specific trade restrictions that are unique to the funds. Hartford Life does, however, use reasonable efforts to work with the third-party administrators or plan sponsors to establish and maintain reasonable internal controls and procedures for limiting exchange activity in a manner that is consistent with the funds' prospectus disclosure and reasonably designed to ensure compliance with applicable rules relating to customer order handling and abusive trading practices. Nonetheless, Hartford Life's ability to identify and deter frequent purchases and redemptions through omnibus accounts is limited, and success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the third-party administrators and plan sponsors.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities will be a part of the funds' defenses against harmful excessive trading in fund shares. For additional information concerning the funds' fair-value procedures, please refer to "Determination of Net Asset Value" found earlier in the prospectus.

FEDERAL INCOME TAXES

For federal income tax purposes, each fund is treated as a separate taxpayer. Each fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended. By so qualifying, a fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, each fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in a fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the funds, see "Taxes" in the SAI.

VARIABLE CONTRACT OWNER VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. With respect to a fund that is an investment portfolio of Hartford Series Fund, Inc. or Hartford HLS Series Fund II, Inc., votes are counted on an aggregate basis for such corporate entity except as to matters where the interests of funds differ (such as approval of an investment management agreement or a change in a fund's fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of a fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class of the fund. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

PLAN PARTICIPANT VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

PERFORMANCE RELATED INFORMATION

The funds may advertise performance related information. Performance information about a fund is based on the fund's past performance only and is no indication of future performance.

Each fund may include its total return in advertisements or other sales material. When a fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

The Money Market HLS Fund may advertise yield and effective yield. The yield is based upon the income earned by the fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in fund shares and thus compounded in the course of a 52-week period.

The funds are offered exclusively through variable insurance products and to certain qualified retirement plans. Performance information presented for the funds should not be compared directly with performance information of other insurance products or retirement plans without taking into account charges and expenses payable with respect to these insurance products or retirement plans. Such charges and expenses are not reflected in the funds' performance information and will reduce an investor's return under the insurance products or retirement plans.

DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the funds.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of each fund's assets.

Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the funds.

FINANCIAL HIGHLIGHTS


The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2002 through December 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request. The information for the period ended December 31, 2001 has been audited by the funds' former independent registered public accounting firm. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.


HARTFORD ADVISERS HLS FUND


                                                                              CLASS IB - PERIODS ENDED:
                                                  12/31/05     12/31/04           12/31/03        12/31/02           12/31/01
                                                  --------   ------------       ------------    ------------       ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(c)                      $      22.81       $      19.72    $      23.60       $      26.63
Net investment income (loss)(c)                                      0.48               0.41            0.46               0.50
Net realized and unrealized gain (loss) on
investments(c)                                                       0.30               3.16           (4.10)             (1.77)
                                                             ------------       ------------    ------------       ------------
Total from investment operations(c)                                  0.78               3.57           (3.64)             (1.27)
Less distributions:
     Dividends from net investment income(c)                        (0.42)             (0.48)          (0.24)             (0.49)
     Distributions from net realized gain on
     investments(c)                                                     -                  -               -              (1.27)
     Distributions from capital(c)                                      -                  -               -                  -
                                                             ------------       ------------    ------------       ------------
Total distributions(c)                                              (0.42)             (0.48)          (0.24)             (1.76)
                                                             ------------       ------------    ------------       ------------
Net increase (decrease) in net asset value(c)                        0.36               3.09           (3.88)             (3.03)
Net asset value, end of period(c)                            $      23.17       $      22.81    $      19.72       $      23.60
                                                             ============       ============    ============       ============
TOTAL RETURN(f)                                                      3.48%             18.20%         (13.99%)            (4.81%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $  1,462,319       $  1,263,641    $    672,078       $    521,205
Ratio of expenses to average net assets(e)                           0.92%(g)           0.92%           0.90%(d)           0.84%(a)
Ratio of net investment income (loss) to
average net assets                                                   1.91%              1.78%           2.07%              2.33%
Portfolio turnover rate(b)                                             36%                48%             47%                34%


(a) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(b) Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.

(c) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(d) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(e)  Ratios do not reflect reductions for expense offsets.

(f) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(g) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.91%.

HARTFORD CAPITAL APPRECIATION HLS FUND


                                                                         CLASS IB - PERIODS ENDED:
                                               12/31/05     12/31/04           12/31/03        12/31/02           12/31/01
                                               --------   ------------       ------------    ------------       ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(c)                   $      44.76       $      31.63    $      39.68       $      59.23
Net investment income (loss)(c)                                   0.27               0.19            0.12               0.06
Net realized and unrealized gain (loss) on
investments(c)                                                    8.26              13.10           (8.03)             (3.29)
                                                          ------------       ------------    ------------       ------------
Total from investment operations(c)                               8.53              13.29           (7.91)             (3.23)
Less distributions:
     Dividends from net investment income(c)                     (0.11)             (0.16)          (0.14)             (0.23)
     Distributions from net realized gain on
     investments(c)                                                  -                  -               -             (16.09)
     Distributions from capital(c)                                   -                  -               -                  -
                                                          ------------       ------------    ------------       ------------
Total distributions(c)                                           (0.11)             (0.16)          (0.14)            (16.32)
                                                          ------------       ------------    ------------       ------------
Net increase (decrease) in net asset value(c)                     8.42              13.13           (8.05)            (19.55)
Net asset value, end of period(c)                         $      53.18       $      44.76    $      31.63       $      39.68
                                                          ============       ============    ============       ============
TOTAL RETURN(f)                                                  19.07%             42.02%         (19.88%)            (7.10%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $  2,505,798       $  1,579,399    $    588,013       $    393,241
Ratio of expenses to average net assets(e)                        0.95%(g)           0.94%           0.92%(d)           0.86%(a)
Ratio of net investment income (loss) to
average net assets                                                0.52%              0.52%           0.41%              0.39%
Portfolio turnover rate(b)                                          89%                94%             94%                92%


(a) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(b) Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.

(c) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(d) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(e)  Ratios do not reflect reductions for expense offsets.

(f) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(g) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.92%.

HARTFORD DISCIPLINED EQUITY HLS FUND


                                                                        CLASS IB - PERIODS ENDED:
                                               12/31/05    12/31/04           12/31/03        12/31/02           12/31/01
                                               --------  ------------       ------------    ------------       ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(c)                  $      11.14       $       8.75    $      11.67       $      13.23
Net investment income (loss)(c)                                  0.14               0.05            0.04               0.05
Net realized and unrealized gain (loss) on
investments(c)                                                   0.76               2.43           (2.96)             (1.11)
                                                         ------------       ------------    ------------       ------------
Total from investment operations(c)                              0.90               2.48           (2.92)             (1.06)
Less distributions:
     Dividends from net investment income(c)                    (0.11)             (0.09)              -                  -
     Distributions from net realized gain on
     investments(c)                                                 -                  -               -              (0.05)
     Distributions from capital(c)                                  -                  -               -                  -
                                                         ------------       ------------    ------------       ------------
Total distributions(c)                                          (0.11)             (0.09)              -              (0.05)
                                                         ------------       ------------    ------------       ------------
Net increase (decrease) in net asset value(c)                    0.79               2.39           (2.92)             (1.56)
Net asset value, end of period(c)                        $      11.93       $      11.14    $       8.75       $      11.67
                                                         ============       ============    ============       ============
TOTAL RETURN(f)                                                  8.14%             28.50%         (24.85%)            (8.18%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $    270,171       $    155,810    $     58,930       $     46,599
Ratio of expenses to average net assets(e)                       1.00%(g)           1.03%           1.02%(d)           0.97%(d)
Ratio of net investment income (loss) to
average net assets                                               1.28%              0.64%           0.42%              0.36%
Portfolio turnover rate(b)                                         62%                73%             92%                85%


(a) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(b) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(c) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(d) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(e)  Ratios do not reflect reductions for expense offsets.

(f) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(g) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.99%.

HARTFORD DIVIDEND AND GROWTH HLS FUND


                                                                        CLASS IB - PERIODS ENDED:
                                               12/31/05    12/31/04           12/31/03           12/31/02           12/31/01
                                               --------  ------------       ------------       ------------       ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(c)                  $      18.72       $      15.07       $      18.79       $      21.24
Net investment income (loss)(c)                                  0.27               0.21               0.24               0.39
Net realized and unrealized gain (loss) on
investments(c)                                                   2.00               3.76              (3.66)             (1.25)
                                                         ------------       ------------       ------------       ------------
Total from investment operations(c)                              2.27               3.97              (3.42)             (0.86)
Less distributions:
     Dividends from net investment income(c)                    (0.23)             (0.22)             (0.21)             (0.28)
     Distributions from net realized gain on
     investments(c)                                                 -              (0.10)             (0.09)             (1.31)
     Distributions from capital(c)                                  -                  -                  -                  -
                                                         ------------       ------------       ------------       ------------
Total distributions(c)                                          (0.23)             (0.32)             (0.30)             (1.59)
                                                         ------------       ------------       ------------       ------------
Net increase (decrease) in net asset value(c)                    2.04               3.65              (3.72)             (2.45)
Net asset value, end of period(c)                        $      20.76       $      18.72       $      15.07       $      18.79
                                                         ============       ============       ============       ============
TOTAL RETURN(f)                                                 12.14%             26.48%            (14.42%)            (4.21%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $  1,393,412       $    902,779       $    327,617       $    153,848
Ratio of expenses to average net assets(e)                       0.93%(g)           0.94%(d)           0.92%(d)           0.86%(a)
Ratio of net investment income (loss) to
average net assets                                               1.48%              1.36%              1.33%              1.48%
Portfolio turnover rate(b)                                         27%                31%                43%                61%


(a) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(b) Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing among the classes of shares issued.

(c) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(d) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(e)  Ratios do not reflect reductions for expense offsets.

(f) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(g) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.92%.

HARTFORD EQUITY INCOME HLS FUND


                                                                            CLASS IB - PERIODS ENDED:
                                                                                                   10/31/03-
                                                                    12/31/05    12/31/04          12/31/03(a)
                                                                    --------   ----------        ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                           $    10.74        $      10.00
Net investment income (loss)                                                         0.10                0.02
Net realized and unrealized gain (loss) on investments                               0.88                0.74
                                                                               ----------        ------------
Total from investment operations                                                     0.98                0.76
Less distributions:
     Dividends from net investment income                                           (0.10)              (0.02)
     Distributions from net realized gain on investments                                -                   -
     Distributions from capital                                                         -                   -
                                                                               ----------        ------------
Total distributions                                                                 (0.10)              (0.02)
                                                                               ----------        ------------
Net increase (decrease) in net asset value                                           0.88                0.74
Net asset value, end of period                                                 $    11.62        $      10.74
                                                                               ==========        ============
TOTAL RETURN(f)                                                                      9.16%               7.59%(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                       $   24,876        $      1,609
Ratio of expenses to average net assets(e)                                           1.15%(g)            1.38%(c)
Ratio of net investment income (loss) to average net assets                          1.74%               1.25%
Portfolio turnover rate(d)                                                             18%                  2%


(a) The fund was declared effective by the Securities and Exchange Commission on October 31, 2003.

(b)  Not annualized.

(c)  Annualized.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e)  Ratios do not reflect reductions for expense offsets.

(f) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(g) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 1.13%.

HARTFORD FOCUS HLS FUND


                                                                     CLASS IB - PERIODS ENDED:
                                                                                                          4/30/01-
                                               12/31/05   12/31/04         12/31/03      12/31/02        12/31/01(a)
                                               --------  ----------       ----------    ----------       -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(f)                  $     9.86       $     7.71    $    10.37       $     10.00
Net investment income (loss)(f)                                0.08             0.02          0.02              0.01
Net realized and unrealized gain (loss) on
investments(f)                                                 0.20             2.15         (2.67)             0.37
                                                         ----------       ----------    ----------       -----------
Total from investment operations(f)                            0.28             2.17         (2.65)             0.38
Less distributions:
     Dividends from net investment income(f)                  (0.01)           (0.02)            -             (0.01)
     Distributions from net realized gain on
     investments(f)                                               -                -         (0.01)                -
     Distributions from capital(f)                                -                -             -                 -
                                                         ----------       ----------    ----------       -----------
Total distributions(f)                                        (0.01)           (0.02)        (0.01)            (0.01)
                                                         ----------       ----------    ----------       -----------
Net increase (decrease) in net asset value(f)                  0.27             2.15         (2.66)             0.37
Net asset value, end of period(f)                        $    10.13       $     9.86    $     7.71       $     10.37
                                                         ==========       ==========    ==========       ===========
TOTAL RETURN(i)                                                2.90%           28.05%       (24.76%)            3.83%(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $   41,587       $   39,674    $   18,361       $     8,803
Ratio of expenses to average net assets(h)                     1.15%(j)         1.15%         1.11%(g)          1.13%(c),(d)
Ratio of net investment income (loss) to
average net assets                                             0.81%            0.15%         0.17%             0.29%(c)
Portfolio turnover rate(e)                                      111%             129%          212%              113%


(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.

(b)  Not annualized.

(c)  Annualized.

(d) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(f) For the periods ended December 31, 2001 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(g) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(h)  Ratios do not reflect reductions for expense offsets.

(i) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(j) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 1.11%.

HARTFORD GLOBAL ADVISERS HLS FUND


                                                                       CLASS IB - PERIODS ENDED:
                                                12/31/05    12/31/04         12/31/03       12/31/02          12/31/01
                                                --------   ----------       ----------     ----------        ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(c)                    $    11.09       $     9.12     $    10.05        $    11.47
Net investment income (loss)(c)                                  0.14             0.11          (0.41)             0.44
Net realized and unrealized gain (loss) on
investments(c)                                                   1.21             1.93          (0.52)            (1.16)
                                                           ----------       ----------     ----------        ----------
Total from investment operations(c)                              1.35             2.04          (0.93)            (0.72)
Less distributions:
     Dividends from net investment income(c)                        -            (0.07)             -             (0.07)
     Distributions from net realized gain on
     investments(c)                                                 -                -              -             (0.63)
     Distributions from capital(c)                                  -                -              -                 -
                                                           ----------       ----------     ----------        ----------
Total distributions(c)                                              -            (0.07)             -             (0.70)
                                                           ----------       ----------     ----------        ----------
Net increase (decrease) in net asset value(c)                    1.35             1.97          (0.93)            (1.42)
Net asset value, end of period(c)                          $    12.44       $    11.09     $     9.12        $    10.05
                                                           ==========       ==========     ==========        ==========
TOTAL RETURN(f)                                                 12.13%           21.97%         (9.15%)           (6.42%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $   86,937       $   41,594     $   16,078        $   11,965
Ratio of expenses to average net assets(e)                       1.09%(g)         1.09%          1.06%(d)          1.04%(a)
Ratio of net investment income (loss) to
average net assets                                               1.02%            1.01%          1.82%             2.03%
Portfolio turnover rate(b)                                        511%             452%           288%              346%


(a) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(b) Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.

(c) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(d) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(e)  Ratios do not reflect reductions for expense offsets.

(f) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(g) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 1.03%.

HARTFORD GLOBAL COMMUNICATIONS HLS FUND


                                                                       CLASS IB - PERIODS ENDED:
                                                12/31/05    12/31/04         12/31/03       12/31/02          12/31/01
                                                --------   ----------       ----------     ----------        ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(c)                    $     7.15       $     4.47     $     6.37        $    10.00
Net investment income (loss)(c)                                  0.15             0.01           0.01              0.02
Net realized and unrealized gain (loss) on
investments(c)                                                   1.49             2.67          (1.89)            (3.62)
                                                           ----------       ----------     ----------        ----------
Total from investment operations(c)                              1.64             2.68          (1.88)            (3.60)
Less distributions:
     Dividends from net investment income(c)                        -                -          (0.02)            (0.03)
     Distributions from net realized gain on
     investments(c)                                                 -                -              -                 -
     Distributions from capital(c)                                  -                -              -                 -
                                                           ----------       ----------     ----------        ----------
Total distributions(c)                                              -                -          (0.02)            (0.03)
                                                           ----------       ----------     ----------        ----------
Net increase (decrease) in net asset value(c)                    1.64             2.68          (1.90)            (3.63)
Net asset value, end of period(c)                          $     8.79       $     7.15     $     4.47        $     6.37
                                                           ==========       ==========     ==========        ==========
TOTAL RETURN(f)                                                 22.90%           59.97%        (29.50%)          (35.88%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $   12,119       $   10,288     $    2,707        $    1,584
Ratio of expenses to average net assets(e)                       1.26%(g)         1.26%          1.24%(d)          1.10%(a)
Ratio of net investment income (loss) to
average net assets                                               1.58%           (0.06%)         0.43%             0.20%
Portfolio turnover rate(b)                                         85%              90%           100%               95%


(a) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(b) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(c) For the periods ended December 31, 2001 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(d) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(e)  Ratios do not reflect reductions for expense offsets.

(f) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(g) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 1.24%.

HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND

                                                                    CLASS IB - PERIODS ENDED:
                                               12/31/05   12/31/04         12/31/03      12/31/02         12/31/01
                                               --------  ----------       ----------    ----------       ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(c)                  $     9.63       $     7.50    $     9.36       $    10.00
Net investment income (loss)(c)                                0.17             0.11          0.07             0.04
Net realized and unrealized gain (loss) on
investments(c)                                                 0.99             2.13         (1.86)           (0.65)
                                                         ----------       ----------    ----------       ----------
Total from investment operations(c)                            1.16             2.24         (1.79)           (0.61)
Less distributions:
     Dividends from net investment income(c)                      -            (0.11)        (0.07)           (0.03)
     Distributions from net realized gain on
     investments(c)                                               -                -             -                -
     Distributions from capital(c)                                -                -             -                -
                                                         ----------       ----------    ----------       ----------
Total distributions(c)                                            -            (0.11)        (0.07)           (0.03)
                                                         ----------       ----------    ----------       ----------
Net increase (decrease) in net asset value(c)                  1.16             2.13         (1.86)           (0.64)
Net asset value, end of period(c)                        $    10.79       $     9.63    $     7.50       $     9.36
                                                         ==========       ==========    ==========       ==========
TOTAL RETURN(f)                                               12.07%           29.96%       (19.04%)          (5.91%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $   19,773       $   16,056    $    6,477       $    3,392
Ratio of expenses to average net assets(e)                     1.23%(g)         1.23%         1.38%(d)         1.11%(a)
Ratio of net investment income (loss) to
average net assets                                             1.59%            1.38%         0.88%            0.86%
Portfolio turnover rate(b)                                       77%             120%           80%             119%

(a) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(b) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(c) For the periods ended December 31, 2001 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(d) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(e)  Ratios do not reflect reductions for expense offsets.

(f) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(g) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 1.19%.

HARTFORD GLOBAL HEALTH HLS FUND


                                                                     CLASS IB - PERIODS ENDED:
                                               12/31/05   12/31/04         12/31/03      12/31/02         12/31/01
                                               --------  ----------       ----------    ----------       ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(f)                  $    15.43       $    11.85    $    14.68       $    14.41
Net investment income (loss)(f)                               (0.01)               -          0.01            (0.03)
Net realized and unrealized gain (loss) on
investments(f)                                                 1.90             3.78         (2.81)            0.30
                                                         ----------       ----------    ----------       ----------
Total from investment operations(f)                            1.89             3.78         (2.80)            0.27
Less distributions:
     Dividends from net investment income(f)                      -                -             -                -
     Distributions from net realized gain on
     investments(f)                                           (0.54)           (0.20)        (0.03)               -
     Distributions from capital(f)                                -                -             -                -
                                                         ----------       ----------    ----------       ----------
Total distributions(f)                                        (0.54)           (0.20)        (0.03)               -
                                                         ----------       ----------    ----------       ----------
Net increase (decrease) in net asset value(f)                  1.35             3.58         (2.83)            0.27
Net asset value, end of period(f)                        $    16.78       $    15.43    $    11.85       $    14.68
                                                         ==========       ==========    ==========       ==========
TOTAL RETURN(i)                                               12.52%           31.98%       (17.16%)           1.86%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $  125,592       $  103,592    $   48,470       $   35,781
Ratio of expenses to average net assets(h)                     1.13%(j)         1.14%         1.13%(g)         1.07%(d)
Ratio of net investment income (loss) to
average net assets                                            (0.18%)          (0.10%        (0.13%)          (0.12%)
Portfolio turnover rate(e)                                       46%              37%           60%              62%


(a) The fund was declared effective by the Securities and Exchange Commission on May 1, 2000.

(b)  Not annualized.

(c)  Annualized.

(d) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(f) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(g) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(h)  Ratios do not reflect reductions for expense offsets.

(i) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(j) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 1.11%.

HARTFORD GLOBAL LEADERS HLS FUND


                                                                     CLASS IB - PERIODS ENDED:
                                               12/31/05   12/31/04         12/31/03      12/31/02         12/31/01
                                               --------  ----------       ----------    ----------       ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(c)                  $    15.47       $    11.47    $    14.40       $    17.57
Net investment income (loss)(c)                                0.10             0.04          0.12             0.08
Net realized and unrealized gain (loss) on
investments(c)                                                 2.82             4.00         (2.96)           (3.02)
                                                         ----------       ----------    ----------       ----------
Total from investment operations(c)                            2.92             4.04         (2.84)           (2.94)
Less distributions:
     Dividends from net investment income(c)                  (0.07)           (0.04)        (0.09)           (0.06)
     Distributions from net realized gain on
     investments(c)                                               -                -             -            (0.17)
     Distributions from capital(c)                                -                -             -                -
                                                         ----------       ----------    ----------       ----------
Total distributions(c)                                        (0.07)           (0.04)        (0.09)           (0.23)
                                                         ----------       ----------    ----------       ----------
Net increase (decrease) in net asset value(c)                  2.85             4.00         (2.93)           (3.17)
Net asset value, end of period(c)                        $    18.32       $    15.47    $    11.47       $    14.40
                                                         ==========       ==========    ==========       ==========
TOTAL RETURN(f)                                               18.89%           35.24%       (19.70%)         (16.73%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $  273,202       $  129,315    $   55,421       $   49,356
Ratio of expenses to average net assets(e)                     1.03%(g)         1.05%         1.03%(d)         0.99%(a)
Ratio of net investment income (loss) to
average net assets                                             0.58%            0.29%         0.84%            0.53%
Portfolio turnover rate(b)                                      255%             292%          324%             363%


(a) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(b) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(c) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(d) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(e)  Ratios do not reflect reductions for expense offsets.

(f) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(g) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.93%.

HARTFORD GLOBAL TECHNOLOGY HLS FUND


                                                                    CLASS IB - PERIODS ENDED:
                                               12/31/05   12/31/04        12/31/03      12/31/02         12/31/01
                                               --------  ----------      ----------    ----------       ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(f)                  $     4.84      $     3.01    $     4.90       $     6.36
Net investment income (loss)(f)                                0.01               -         (0.04)           (0.02)
Net realized and unrealized gain (loss) on
investments(f)                                                 0.05            1.83         (1.85)           (1.44)
                                                         ----------      ----------    ----------       ----------
Total from investment operations(f)                            0.06            1.83         (1.89)           (1.46)
Less distributions:
     Dividends from net investment income(f)                      -               -             -                -
     Distributions from net realized gain on
     investments(f)                                               -               -             -                -
     Distributions from capital(f)                                -               -             -                -
                                                         ----------      ----------    ----------       ----------
Total distributions(f)                                            -               -             -                -
                                                         ----------      ----------    ----------       ----------
Net increase (decrease) in net asset value(f)                  0.06            1.83         (1.89)           (1.46)
Net asset value, end of period(f)                        $     4.90      $     4.84    $     3.01       $     4.90
                                                         ==========      ==========    ==========       ==========
TOTAL RETURN(i)                                                1.10%          61.10%       (38.69%)         (22.95%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $   46,112      $   44,432    $   13,609       $   16,712
Ratio of expenses to average net assets(h)                     1.16%(j)        1.15%         1.13%(g)         1.07%(d)
Ratio of net investment income (loss) to
average net assets                                             0.06%          (0.80%)       (0.92%)          (0.67%)
Portfolio turnover rate(e)                                      164%            157%          155%             240%


(a) The fund was declared effective by the Securities and Exchange Commission on May 1, 2000.

(b)  Not annualized.

(c)  Annualized.

(d) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(f) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(g) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(h) Ratios do not reflect reductions for expense offsets. (i)Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(j) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 1.08%.

HARTFORD GROWTH HLS FUND


                                                                           CLASS IB - PERIODS ENDED:
                                                                                                       4/30/02-
                                                             12/31/05   12/31/04         12/31/03     12/31/02(a)
                                                             --------  ----------       ----------    -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                   $    11.11       $     8.64    $     10.00
Net investment income (loss)                                                 0.01            (0.02)             -
Net realized and unrealized gain (loss) on investments                       1.35             2.83          (1.36)
                                                                       ----------       ----------    -----------
Total from investment operations                                             1.36             2.81          (1.36)
                                                                       ----------       ----------    -----------
Less distributions:
     Dividends from net investment income                                       -                -              -
     Distributions from net realized gain on investments                    (0.09)           (0.34)             -
                                                                       ----------       ----------    -----------
     Distributions from capital                                                 -                -              -
                                                                       ----------       ----------    -----------
Total distributions                                                         (0.09)           (0.34)             -
                                                                       ----------       ----------    -----------
Net increase (decrease) in net asset value                                   1.27             2.47          (1.36)
Net asset value, end of period                                         $    12.38       $    11.11    $      8.64
                                                                       ==========       ==========    ===========
TOTAL RETURN(f)                                                             12.21%           32.48%        (13.57%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                               $  170,895       $   90,188    $     7,937
Ratio of expenses to average net assets(e)                                   1.11%(g)         1.13%          1.24%(c)
Ratio of net investment income (loss) to average net assets                 (0.16%)          (0.45%)        (0.25%)(c)
Portfolio turnover rate(d)                                                     79%             111%            76%


(a)  The fund commenced operations on April 30, 2002.

(b)  Not annualized.

(c)  Annualized

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e)  Ratios do not reflect reductions for expense offsets.

(f) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(g) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 1.08%.

HARTFORD GROWTH OPPORTUNITIES HLS FUND


                                                                                CLASS IB - PERIODS ENDED:
                                                                                                             04/30/02-
                                                                   12/31/05   12/31/04         12/31/03     12/31/02(a)
                                                                   --------  ----------       ----------    -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                         $    23.48       $    16.37    $     21.16
Net investment income (loss)                                                       0.03            (0.01)         (0.01)
Net realized and unrealized gain (loss) on investments                             3.93             7.12          (4.78)
                                                                             ----------       ----------    -----------
Total from investment operations                                                   3.96             7.11          (4.79)
Less distributions:
     Dividends from net investment income                                             -                -              -
     Distributions from net realized gain on investments                              -                -              -
     Distributions from capital                                                       -                -              -
                                                                             ----------       ----------    -----------
Total distributions                                                                   -                -              -
                                                                             ----------       ----------    -----------
Net increase (decrease) in net asset value                                         3.96             7.11          (4.79)
Net asset value, end of period                                               $    27.44       $    23.48    $     16.37
                                                                             ==========       ==========    ===========
TOTAL RETURN(f)                                                                   16.89%           43.43%        (22.65%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                     $  112,896       $   59,686    $     5,287
Ratio of expenses to average net assets(e)                                         0.88%(g)         0.89%          0.84%(c)
Ratio of net investment income (loss) to average net assets                       (0.03%)          (0.30%)        (0.10%)(c)
Portfolio turnover rate(d)                                                          137%             145%           189%


(a)  Class IB shares were first offered on April 30, 2002.

(b)  Not annualized.

(c)  Annualized.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e)  Ratios do not reflect reductions for expense offsets.

(f) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(g) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.82%.

HARTFORD HIGH YIELD HLS FUND


                                                                         CLASS IB - PERIODS ENDED:
                                                    12/31/05   12/31/04         12/31/03      12/31/02         12/31/01
                                                    --------  ----------       ----------    ----------       ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(d)                       $     9.98       $     8.44    $     9.61       $     9.38
Net investment income (loss)(d)                                     0.64             0.28          0.49             0.84
Net realized and unrealized gain (loss) on
investments(d)                                                      0.03             1.63         (1.61)           (0.60)
                                                              ----------       ----------    ----------       ----------
Total from investment operations(d)                                 0.67             1.91         (1.12)            0.24
Less distributions:
     Dividends from net investment income(d)                       (0.48)           (0.37)        (0.05)           (0.01)
     Distributions from net realized gain on
     investments(d)                                                    -                -             -                -
     Distributions from capital(d)                                     -                -             -                -
                                                              ----------       ----------    ----------       ----------
Total distributions(d)                                             (0.48)           (0.37)        (0.05)           (0.01)
                                                              ----------       ----------    ----------       ----------
Net increase (decrease) in net asset value(d)                       0.19             1.54         (1.17)            0.23
Net asset value, end of period(d)                             $    10.17       $     9.98    $     8.44       $     9.61
                                                              ==========       ==========    ==========       ==========
TOTAL RETURN(g)                                                     7.14%           22.88%        (7.14%)           2.54%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $  309,672       $  259,544    $   57,084       $   25,901
Ratio of expenses to average net assets(f)                          1.02%(h)         1.03%         1.05%(e)         0.99%(a)
Ratio of net investment income (loss) to
average net assets                                                  6.06%            6.75%         9.10%            9.52%
Portfolio turnover rate(c)                                            92%              44%           60%              63%
Current Yield(b)                                                    5.18%            5.86%         8.91%           10.69%


(a) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(b) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.

(c) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(d) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(e) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(f)  Ratios do not reflect reductions for expense offsets.

(g) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(h) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 1.02%.

HARTFORD INDEX HLS FUND


                                                                     CLASS IB - PERIODS ENDED:
                                               12/31/05   12/31/04         12/31/03      12/31/02         12/31/01
                                               --------  ----------       ----------    ----------       ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(c)                  $    29.49       $    23.39    $    31.75       $    37.20
Net investment income (loss)(c)                                0.44             0.31          0.28             0.30
Net realized and unrealized gain (loss) on
investments(c)                                                 2.53             6.19         (8.30)           (4.91)
                                                         ----------       ----------    ----------       ----------
Total from investment operations(c)                            2.97             6.50         (8.02)           (4.61)
Less distributions:
     Dividends from net investment income(c)                  (0.34)           (0.32)        (0.24)           (0.25)
     Distributions from net realized gain on
     investments(c)                                           (0.10)           (0.08)        (0.10)           (0.59)
     Distributions from capital(c)                                -                -             -                -
                                                         ----------       ----------    ----------       ----------
Total distributions(c)                                        (0.44)           (0.40)        (0.34)           (0.84)
                                                         ----------       ----------    ----------       ----------
Net increase (decrease) in net asset value(c)                  2.53             6.10         (8.36)           (5.45)
Net asset value, end of period(c)                        $    32.02       $    29.49    $    23.39       $    31.75
                                                         ==========       ==========    ==========       ==========
TOTAL RETURN(f)                                               10.12%           27.81%       (22.63%)         (12.47%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $  252,959       $  195,900    $   68,832       $   46,056
Ratio of expenses to average net assets(e)                     0.69%(g)         0.69%         0.67%(d)         0.61%(a)
Ratio of net investment income (loss) to
average net assets                                             1.35%            1.15%         0.95%            0.73%
Portfolio turnover rate(b)                                        5%               3%           15%               5%


(a) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(b) Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.

(c) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(d) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(e)  Ratios do not reflect reductions for expense offsets.

(f) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(g) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.69%.

HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND


                                                                     CLASS IB - PERIODS ENDED:
                                                                                                           4/30/01-
                                               12/31/05   12/31/04         12/31/03      12/31/02        12/31/01(a)
                                               --------  ----------       ----------    ----------       -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(f)                  $    10.16       $     7.08    $     8.59       $     10.00
Net investment income (loss)(f)                                0.06                -          0.01              0.01
Net realized and unrealized gain (loss) on
investments(f)                                                 2.39             3.58         (1.51)            (1.41)
                                                         ----------       ----------    ----------       -----------
Total from investment operations(f)                            2.45             3.58         (1.50)            (1.40)
Less distributions:
     Dividends from net investment income(f)                      -                -         (0.01)            (0.01)
     Distributions from net realized gain on
     investments(f)                                           (0.24)           (0.50)            -                 -
     Distributions from capital(f)                                -                -             -                 -
                                                         ----------       ----------    ----------       -----------
Total distributions(f)                                        (0.24)           (0.50)        (0.01)            (0.01)
                                                         ----------       ----------    ----------       -----------
Net increase (decrease) in net asset value(f)                  2.21             3.08         (1.51)            (1.41)
Net asset value, end of period(f)                        $    12.37       $    10.16    $     7.08       $      8.59
                                                         ==========       ==========    ==========       ===========
TOTAL RETURN(i)                                               24.40%           50.65%       (17.40%)          (14.08%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $  137,183       $   63,698    $   13,878       $     5,075
Ratio of expenses to average net assets(h)                     1.22%(j)         1.26%         1.49%(g)          1.18%(c),(d)
Ratio of net investment income (loss) to
average net assets                                             0.61%           (0.02%)        0.36%             0.24%(c)
Portfolio turnover rate(e)                                      215%             244%          285%              191%


(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.

(b)  Not annualized.

(c)  Annualized.

(d) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(f) For the periods ended December 31, 2001 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(g) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(h) Ratios do not reflect reductions for expense offsets. (i)Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(j) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 1.14%.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND


                                                                    CLASS IB - PERIODS ENDED:
                                               12/31/05   12/31/04         12/31/03      12/31/02         12/31/01
                                               --------  ----------       ----------    ----------       ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(c)                  $    10.09       $     7.66    $     9.51       $    13.65
Net investment income (loss)(c)                                0.08             0.07          0.14             0.12
Net realized and unrealized gain (loss) on
investments(c)                                                 1.72             2.43         (1.91)           (2.63)
                                                         ----------       ----------    ----------       ----------
Total from investment operations(c)                            1.80             2.50         (1.77)           (2.51)
Less distributions:
     Dividends from net investment income(c)                  (0.06)           (0.07)        (0.08)           (0.02)
     Distributions from net realized gain on
     investments(c)                                               -                -             -            (1.61)
     Distributions from capital(c)                                -                -             -                -
                                                         ----------       ----------    ----------       ----------
Total distributions(c)                                        (0.06)           (0.07)        (0.08)           (1.63)
                                                         ----------       ----------    ----------       ----------
Net increase (decrease) in net asset value(c)                  1.74             2.43         (1.85)           (4.14)
Net asset value, end of period(c)                        $    11.83       $    10.09    $     7.66       $     9.51
                                                         ==========       ==========    ==========       ==========
TOTAL RETURN(f)                                               17.79%           32.76%       (18.12%)         (18.88%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $  247,752       $   76,246    $   26,641       $   22,277
Ratio of expenses to average net assets(e)                     1.05%(g)         1.08%         1.04%(d)         0.99%(a)
Ratio of net investment income (loss) to
average net assets                                             0.88%            0.83%         1.00%            0.92%
Portfolio turnover rate(b)                                      142%             144%          161%             144%


(a) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(b) Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.

(c) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(d) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(e)  Ratios do not reflect reductions for expense offsets.

(f) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(g) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.99%.

HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND


                                                                     CLASS IB - PERIODS ENDED:
                                                                                                          4/30/01-
                                               12/31/05   12/31/04         12/31/03      12/31/02        12/31/01(a)
                                               --------  ----------       ----------    ----------       -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(f)                  $    12.56       $     8.86    $     9.38       $     10.00
Net investment income (loss)(f)                                0.14             0.08          0.01              0.03
Net realized and unrealized gain (loss) on
investments(f)                                                 1.94             4.64         (0.53)            (0.64)
                                                         ----------       ----------    ----------       -----------
Total from investment operations(f)                            2.08             4.72         (0.52)            (0.61)
Less distributions:
     Dividends from net investment income(f)                      -            (0.09)            -             (0.01)
     Distributions from net realized gain on
     investments(f)                                           (0.22)           (0.93)            -                 -
     Distributions from capital(f)                                -                -             -                 -
                                                         ----------       ----------    ----------       -----------
Total distributions(f)                                        (0.22)           (1.02)            -             (0.01)
                                                         ----------       ----------    ----------       -----------
Net increase (decrease) in net asset value(f)                  1.86             3.70         (0.52)            (0.62)
Net asset value, end of period(f)                        $    14.42       $    12.56    $     8.86       $      9.38
                                                         ==========       ==========    ==========       ===========
TOTAL RETURN(i)                                               16.67%           53.35%        (5.30%)           (6.09%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $   54,750       $   22,704    $    5,130       $       768
Ratio of expenses to average net assets(h)                     1.33%(j)         1.48%         1.96%(g)   1.18%(c),(d)
Ratio of net investment income (loss) to
average net assets                                             1.28%            1.10%        (0.01%)            0.83%(c)
Portfolio turnover rate(e)                                      119%             150%          183%              168%


(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.

(b)  Not annualized.

(c)  Annualized.

(d) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(f) For the periods ended December 31, 2001 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(g) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(h)  Ratios do not reflect reductions for expense offsets.

(i) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(j) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 1.26%.

HARTFORD MIDCAP HLS FUND


                                                                    CLASS IB - PERIODS ENDED:
                                               12/31/05   12/31/04         12/31/03      12/31/02         12/31/01
                                               --------  ----------       ----------    ----------       ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(c)                  $    24.50       $    17.84    $    20.84       $    24.62
Net investment income (loss)(c)                                0.08            (0.01)            -                -
Net realized and unrealized gain (loss) on
investments(c)                                                 3.87             6.67         (3.00)           (0.98)
                                                         ----------       ----------    ----------       ----------
Total from investment operations(c)                            3.95             6.66         (3.00)           (0.98)
Less distributions:
     Dividends from net investment income(c)                  (0.03)               -             -                -
     Distributions from net realized gain on
     investments(c)                                               -                -             -            (2.80)
     Distributions from capital(c)                                -                -             -                -
                                                         ----------       ----------    ----------       ----------
Total distributions(c)                                        (0.03)               -             -            (2.80)
                                                         ----------       ----------    ----------       ----------
Net increase (decrease) in net asset value(c)                  3.92             6.66         (3.00)           (3.78)
Net asset value, end of period(c)                        $    28.42       $    24.50    $    17.84       $    20.84
                                                         ==========       ==========    ==========       ==========
TOTAL RETURN(f)                                               16.15%           37.33%       (14.42%)          (3.79%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $  221,727       $  179,439    $   89,336       $  117,396
Ratio of expenses to average net assets(e)                     0.95%(g)         0.97%         0.94%(d)         0.88%(a)
Ratio of net investment income (loss) to
average net assets                                             0.22%           (0.05%)       (0.14%)          (0.06%)
Portfolio turnover rate(b)                                       60%              75%           90%             117%


(a) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(b) Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.

(c) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(d) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(e)  Ratios do not reflect reductions for expense offsets.

(f) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(g) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.93%.

HARTFORD MIDCAP VALUE HLS FUND


                                                                                   CLASS IB - PERIODS ENDED:
                                                                                                                  4/30/01-
                                                             12/31/05    12/31/04      12/31/03    12/31/02      12/31/01(a)
                                                             --------  ----------     ----------  ----------     --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(f)                                $    12.32     $     8.62  $     9.94     $    10.00
Net investment income (loss)(f)                                              0.02           0.01        0.01           0.01
Net realized and unrealized gain (loss) on investments(f)                    1.93           3.69       (1.32)         (0.06)
                                                                       ----------     ----------  ----------     ----------
Total from investment operations(f)                                          1.95           3.70       (1.31)         (0.05)
Less distributions:
     Dividends from net investment income(f)                                    -              -       (0.01)         (0.01)
     Distributions from net realized gain on investments(f)                 (0.19)             -           -              -
     Distributions from capital(f)                                              -              -           -              -
                                                                       ----------     ----------  ----------     ----------
Total distributions(f)                                                      (0.19)             -       (0.01)         (0.01)
                                                                       ----------     ----------  ----------     ----------
Net increase (decrease) in net asset value(f)                                1.76           3.70       (1.32)         (0.06)
Net asset value, end of period(f)                                      $    14.08     $    12.32  $     8.62     $     9.94
                                                                       ==========     ==========  ==========     ==========
TOTAL RETURN(i)                                                             16.01%         42.93%     (13.21%)        (0.52%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                               $  435,812     $  318,093  $   98,964     $   25,185
Ratio of expenses to average net assets(h)                                   1.05%(j)       1.08%       1.12%(g)       1.08%(c),(d)
Ratio of net investment income (loss) to average net assets                  0.09%             -        0.12%          0.29%(c)
Portfolio turnover rate(e)                                                     87%            59%         42%            32%


(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.

(b)  Not annualized.

(c)  Annualized.

(d) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(f) For the periods ended December 31, 2001 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(g) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(h)  Ratios do not reflect reductions for expense offsets.

(i) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(j) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 1.03%.

HARTFORD MONEY MARKET HLS FUND


                                                                        CLASS IB - PERIODS ENDED:
                                                   12/31/05   12/31/04       12/31/03    12/31/02       12/31/01
                                                   --------  ----------     ----------  ----------     ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $     1.00     $     1.00  $     1.00     $     1.00
Net investment income (loss)                                          -              -        0.01           0.04
Net realized and unrealized gain (loss) on
investments                                                           -              -           -              -
                                                             ----------     ----------  ----------     ----------
Total from investment operations                                      -              -        0.01           0.04
Less distributions:
     Dividends from net investment income                             -              -       (0.01)         (0.04)
     Distributions from net realized gain on
     investments                                                      -              -           -              -
     Distributions from capital                                       -              -           -              -
                                                             ----------     ----------  ----------     ----------
Total distributions                                                   -              -       (0.01)         (0.04)
                                                             ----------     ----------  ----------     ----------
Net increase (decrease) in net asset value                            -              -           -              -
Net asset value, end of period                               $     1.00     $     1.00  $     1.00     $     1.00
                                                             ==========     ==========  ==========     ==========
TOTAL RETURN(e)                                                    0.69%          0.50%       1.24%          3.68%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $  252,808     $  240,930  $  261,914     $  152,129
Ratio of expenses to average net assets(d)                         0.73%(f)       0.74%       0.72%(c)       0.66%(a)
Ratio of net investment income (loss) to average
net assets                                                         0.68%          0.50%       1.20%          3.40%
Current Yield(b)                                                   1.54%          0.43%       0.75%          1.62%
Effective Yield(b)                                                 1.55%          0.44%       0.76%          1.64%


(a) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(b) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. These figures have not been audited.

(c) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(d)  Ratios do not reflect reductions for expense offsets.

(e) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(f) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.73%.

HARTFORD MORTGAGE SECURITIES HLS FUND


                                                                                    CLASS IB - PERIODS ENDED:
                                                              12/31/05   12/31/04        12/31/03    12/31/02        12/31/01
                                                              --------  ----------     -----------  -----------     -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(d)                                 $    11.75     $     11.94  $     11.50     $     11.36
Net investment income (loss)(d)                                               0.45            0.38         0.31            0.50
Net realized and unrealized gain (loss) on investments(d)                    (0.02)          (0.14)        0.18            0.31
                                                                        ----------     -----------  -----------     -----------
Total from investment operations(d)                                           0.43            0.24         0.49            0.81
Less distributions:
     Dividends from net investment income(d)                                 (0.55)          (0.37)       (0.05)          (0.67)
     Distributions from net realized gain on investments(d)                  (0.02)          (0.06)           -               -
     Distributions from capital(d)                                               -               -            -               -
                                                                        ----------     -----------  -----------     -----------
Total distributions(d)                                                       (0.57)          (0.43)       (0.05)          (0.67)
                                                                        ----------     -----------  -----------     -----------
Net increase (decrease) in net asset value(d)                                (0.14)          (0.19)        0.44            0.14
Net asset value, end of period(d)                                       $    11.61     $     11.75  $     11.94     $     11.50
                                                                        ==========     ===========  ===========     ===========
TOTAL RETURN(g)                                                               3.86%           2.03%        7.89%           7.30%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                $  180,232     $   180,982  $   116,549     $    26,121
Ratio of expenses to average net assets(f)                                    0.74%(h)        0.74%        0.73%(e)        0.66%(a)
Ratio of net investment income (loss) to average net assets                   3.04%           2.59%        3.62%           5.46%
Portfolio turnover rate(c)                                                     100%            111%         339%            233%
Current Yield(b)                                                              4.37%           4.04%        3.07%           4.67%


(a) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(b) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.

(c) Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.

(d) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(e) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(f) Ratios do not reflect reductions for expense offsets. (g) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(h) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.74%.

HARTFORD SMALL COMPANY HLS FUND


                                                                             CLASS IB - PERIODS ENDED:
                                                      2/31/05    12/31/04         12/31/03       12/31/02         12/31/01
                                                      -------  ------------     ------------   ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(c)                        $      14.35     $       9.23   $      13.26     $      16.83
Net investment income (loss)(c)                                       (0.09)           (0.04)         (0.06)           (0.01)
Net realized and unrealized gain (loss) on
investments(c)                                                         1.80             5.16          (3.97)           (2.53)
                                                               ------------     ------------   ------------     ------------
Total from investment operations(c)                                    1.71             5.12          (4.03)           (2.54)
Less distributions:
     Dividends from net investment income(c)                              -                -              -                -
     Distributions from net realized gain on
     investments(c)                                                       -                -              -            (1.03)
     Distributions from capital(c)                                        -                -              -                -
                                                               ------------     ------------   ------------     ------------
Total distributions(c)                                                    -                -              -            (1.03)
                                                               ------------     ------------   ------------     ------------
Net increase (decrease) in net asset value(c)                          1.71             5.12          (4.03)           (3.57)
Net asset value, end of period(c)                              $      16.06     $      14.35   $       9.23     $      13.26
                                                               ============     ============   ============     ============
TOTAL RETURN(f)                                                       11.90%           55.48%        (30.39%)         (15.07%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $    230,452     $    190,456   $     66,378     $     59,371
Ratio of expenses to average net assets(e)                             1.00%(g)         1.01%          1.00%(d)         0.94%(a)
Ratio of net investment income (loss) to average net
assets                                                                (0.66%)          (0.74%)        (0.53%)          (0.15%)
Portfolio turnover rate(b)                                              141%             171%           222%             227%


(a) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(b) Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.

(c) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(d) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(e)  Ratios do not reflect reductions for expense offsets.

(f) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(g) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.95%.

HARTFORD SMALLCAP GROWTH HLS FUND


                                                                             CLASS IB - PERIODS ENDED:
                                                                                                        04/30/02
                                                             12/31/05    12/31/04         12/31/03     12/31/02(a)
                                                             --------  ------------     ------------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                   $      17.55     $      11.73   $      15.96
Net investment income (loss)                                                   0.03            (0.01)         (0.01)
Net realized and unrealized gain (loss) on investments                         2.63             5.83          (4.22)
                                                                       ------------     ------------   ------------
Total from investment operations                                               2.66             5.82          (4.23)
Less distributions:
     Dividends from net investment income                                         -                -              -
     Distributions from net realized gain on investments                          -                -              -
     Distributions from capital                                                   -                -              -
                                                                       ------------     ------------   ------------
Total distributions                                                               -                -              -
                                                                       ------------     ------------   ------------
Net increase (decrease) in net asset value                                     2.66             5.82          (4.23)
Net asset value, end of period                                         $      20.21     $      17.55   $      11.73
                                                                       ============     ============   ============
TOTAL RETURN(f)                                                               15.14%           49.70%        (26.51%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                               $    201,589     $     74,592   $      7,150
Ratio of expenses to average net assets(e)                                     0.89%(g)         0.91%          0.89%(c)
Ratio of net investment income (loss) to average net assets                    0.02%           (0.26%)        (0.13%)(c)
Portfolio turnover rate(d)                                                       88%             101%            99%


(a)  Class IB shares were first offered on April 30, 2002.

(b)  Not annualized.

(c)  Annualized.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e)  Ratios do not reflect reductions for expense offsets.

(f) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(g) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.88%.

HARTFORD STOCK HLS FUND


                                                                                    CLASS IB - PERIODS ENDED
                                                            12/31/05  12/31/04         12/31/03      12/31/02        12/31/01
                                                            -------- -----------     ------------  ------------     -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(c)                              $     44.29     $      35.42  $      47.31     $     58.79
Net investment income (loss)(c)                                             0.64             0.38          0.38            0.46
Net realized and unrealized gain (loss) on
investments(c)                                                              1.08             8.88        (11.95)          (7.57)
                                                                     -----------     ------------  ------------     -----------
Total from investment operations(c)                                         1.72             9.26        (11.57)          (7.11)
Less distributions:
     Dividends from net investment income(c)                               (0.42)           (0.39)        (0.32)          (0.32)
     Distributions from net realized gain on
     investments(c)                                                            -                -             -           (4.05)
     Distributions from capital(c)                                             -                -             -               -
                                                                     -----------     ------------  ------------     -----------
Total distributions(c)                                                     (0.42)           (0.39)        (0.32)          (4.37)
                                                                     -----------     ------------  ------------     -----------
Net increase (decrease) in net asset value(c)                               1.30             8.87        (11.89)         (11.48)
Net asset value, end of period(c)                                    $     45.59     $      44.29  $      35.42     $     47.31
                                                                     ===========     ============  ============     ===========
TOTAL RETURN(f)                                                             3.91%           26.16%       (24.42%)        (12.39%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                             $   718,293     $    562,979  $    296,767     $   271,475
Ratio of expenses to average net assets(e)                                  0.74%(g)         0.74%         0.72%(d)        0.67%(a)
Ratio of net investment income (loss) to average net assets                 1.36%            0.93%         0.75%           0.62%
Portfolio turnover rate(b)                                                    30%              37%           44%             39%


(a) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(b) Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.

(c) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(d) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(e)  Ratios do not reflect reductions for expense offsets.

(f) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(g) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.73%.

HARTFORD TOTAL RETURN BOND HLS FUND


                                                                              CLASS IB - PERIODS ENDED:
                                                      12/31/05    12/31/04          12/31/03       12/31/02           12/31/01
                                                      ---------  -----------       -----------    -----------       -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(d)                          $     12.25       $     11.90    $     11.43       $     11.07
Net investment income (loss)(d)                                         0.45              0.40           0.46              0.41
Net realized and unrealized gain (loss) on
investments(d)                                                          0.04              0.50           0.07              0.50
                                                                 -----------       -----------    -----------       -----------
Total from investment operations(d)                                     0.49              0.90           0.53              0.91
Less distributions:
     Dividends from net investment income(d)                           (0.56)            (0.49)         (0.05)            (0.55)
     Distributions from net realized gain on
     investments(d)                                                    (0.32)            (0.06)         (0.01)                -
     Distributions from capital(d)                                         -                 -              -                 -
                                                                 -----------       -----------    -----------       -----------
Total distributions(d)                                                 (0.88)            (0.55)         (0.06)            (0.55)
                                                                 -----------       -----------    -----------       -----------
Net increase (decrease) in net asset value(d)                          (0.39)             0.35           0.47              0.36
Net asset value, end of period(d)                                $     11.86       $     12.25    $     11.90       $     11.43
                                                                 ===========       ===========    ===========       ===========
TOTAL RETURN(g)                                                         4.33%             7.58%          9.83%             8.49%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $   991,065       $   734,768    $   382,864       $   152,254
Ratio of expenses to average net assets(f)                              0.75%(h)          0.75%          0.75%(e)          0.69%(a)
Ratio of net investment income (loss) to average
net assets                                                              3.47%             3.49%          5.34%             5.69%
Portfolio turnover rate(c)                                               164%              215%           108%              185%
Current Yield(b)                                                        3.58%             3.66%          4.76%             5.55%


(a) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(b) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.

(c) Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.

(d) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(e) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(f)  Ratios do not reflect reductions for expense offsets.

(g) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(h) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.75%.

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND


                                                                           CLASS IB - PERIODS ENDED:
                                                                                                        04/30/02-
                                                          12/31/05    12/31/04           12/31/03       12/31/02(a)
                                                          --------  ------------       ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                $      11.39       $      11.34    $      10.51
Net investment income (loss)                                                0.37               0.27            0.15
Net realized and unrealized gain (loss) on investments                     (0.18)             (0.05)           0.68
                                                                                       ------------    ------------
Total from investment operations                                            0.19               0.22            0.83
Less distributions:
     Dividends from net investment income                                  (0.39)             (0.17)              -
     Distributions from net realized gain on
     investments                                                               -                  -               -
     Distributions from capital                                                -                  -               -
                                                                    ------------       ------------    ------------
Total distributions                                                        (0.39)             (0.17)              -
                                                                    ------------       ------------    ------------
Net increase (decrease) in net asset value                                 (0.20)              0.05            0.83
Net asset value, end of period                                      $      11.19       $      11.39    $      11.34
                                                                    ============       ============    ============
TOTAL RETURN(f)                                                             1.82%              1.89%           7.96%(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $    294,711       $    239,023    $    100,867
Ratio of expenses to average net assets(e)                                  0.72%(g)           0.72%           0.74%(c)
Ratio of net investment income (loss) to average net
assets                                                                      2.83%              2.49%           5.13%(c)
Portfolio turnover rate(d)                                                   247%               191%            283%


(a)  Class IB shares were first offered on April 30, 2002.

(b)  Not annualized.

(c)  Annualized.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e)  Ratios do not reflect reductions for expense offsets.

(f) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(g) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.72%.

HARTFORD VALUE HLS FUND


                                                                          CLASS IB - PERIODS ENDED
                                                                                                               4/30/01-
                                                    12/31/05   12/31/04         12/31/03      12/31/02        12/31/01(a)
                                                    --------  ----------       ----------    ----------       ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(f)                       $     9.69       $     7.60    $     9.93       $    10.00
Net investment income (loss)(f)                                     0.12             0.09          0.07             0.02
Net realized and unrealized gain (loss)
on investments(f)                                                   0.89             2.06         (2.33)           (0.03)
                                                              ----------      -----------    ----------       ----------
Total from investment operations(f)                                 1.01             2.15         (2.26)           (0.01)
Less distributions:
     Dividends from net investment income(f)                       (0.03)           (0.06)        (0.07)           (0.02)
     Distributions from net realized gain on
     investments(f)                                                    -                -             -            (0.04)
     Distributions from capital(f)                                     -                -             -                -
                                                              ----------       ----------    ----------       ----------
Total distributions(f)                                             (0.03)           (0.06)        (0.07)           (0.06)
                                                              ----------       ----------    ----------       ----------
Net increase (decrease) in net asset value(f)                       0.98             2.09         (2.33)           (0.07)
Net asset value, end of period(f)                             $    10.67       $     9.69    $     7.60       $     9.93
                                                              ==========       ==========    ==========       ==========
TOTAL RETURN(i)                                                    10.43%           28.28%       (22.81%)          (0.06%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $  120,227       $   99,825    $   34,006       $   11,952
Ratio of expenses to average net assets(h)                          1.12%(j)         1.12%         1.12%(g)         1.08%(c),(d)
Ratio of net investment income (loss) to
average net assets                                                  1.11%            1.28%         1.07%            0.84%(c)
Portfolio turnover rate(e)                                            45%              40%           37%              16%


(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.

(b)  Not annualized.

(c)  Annualized.

(d) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(f) For the periods ended December 31, 2001 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(g) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(h)  Ratios do not reflect reductions for expense offsets.

(i) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(j) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 1.10%.

HARTFORD VALUE OPPORTUNITIES HLS FUND


                                                                 CLASS IB - PERIODS ENDED:
                                                                                             04/30/02-
                                                    12/31/05   12/31/04         12/31/03     12/31/02(a)
                                                    --------  ----------       ----------    ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $    15.27       $    10.84    $    13.51
Net investment income (loss)                                        0.11             0.08          0.02
Net realized and unrealized gain (loss) on
investments                                                         2.72             4.41         (2.69)
                                                              ----------       ----------    ----------
Total from investment operations                                    2.83             4.49         (2.67)
Less distributions:
     Dividends from net investment income                          (0.04)           (0.06)            -
     Distributions from net realized gain on
     investments                                                       -                -             -
     Distributions from capital                                        -                -             -
                                                              ----------       ----------    ----------
Total distributions                                                (0.04)           (0.06)            -
                                                              ----------       ----------    ----------
Net increase (decrease) in net asset value                          2.79             4.43         (2.67)
Net asset value, end of period                                $    18.06       $    15.27    $    10.84
                                                              ==========       ==========    ==========
TOTAL RETURN(f)                                                    18.58%           41.52%       (19.74%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $   81,772       $   32,572    $    3,160
Ratio of expenses to average net assets(e)                          0.92%(g)         0.96%         0.91%(c)
Ratio of net investment income (loss) to average
net assets                                                          0.85%            0.37%         1.06%(c)
Portfolio turnover rate(d)                                            80%              48%           67%


(a)  Class IB shares were first offered on April 30, 2002.

(b)  Not annualized.

(c)  Annualized.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e)  Ratios do not reflect reductions for expense offsets.

(f) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(g) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.91%.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                         PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                        (herein called "we, our, and us")

           THIS PRIVACY POLICY APPLIES TO OUR UNITED STATES OPERATIONS

We value your trust.  We are committed to the responsible:
a)   management;
b)   use; and
c)   protection;
of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:
a)   service your TRANSACTIONS with us; and
b)   support our business functions.

We may obtain PERSONAL INFORMATION from:
a)   YOU;
b)   your TRANSACTIONS with us; and
c)   third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:
a)   your name;
b)   your address;
c)   your income;
d)   your payment; or
e)   your credit history;
may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:
a)   our insurance companies;
b)   our employee agents;
c)   our brokerage firms; and
d)   our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:
a)   market our products; or
b)   market our services;
to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:
a)   independent agents;
b)   brokerage firms;
c)   insurance companies;
d)   administrators; and
e)   service providers;
who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:
a)   taking surveys;
b)   marketing our products or services; or
c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:
a)   "opt-out;" or
b)   "opt-in;"
as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:
a)   your proper written authorization; or
b)   as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:
a)   underwriting policies;
b)   paying claims;
c)   developing new products; or
d)   advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)   the confidentiality; and
b)   the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:
a)   secured files;
b)   user authentication;
c)   encryption;
d)   firewall technology; and
e)   the use of detection software.

We are responsible for and must:
a)   identify information to be protected;
b)   provide an adequate level of protection for that data;
c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

AS USED IN THIS PRIVACY NOTICE:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:
a)   credit history;
b)   income;
c)   financial benefits; or
d)   policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:
a)   your medical records; or
b)   information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:
a)   PERSONAL FINANCIAL INFORMATION; and
b)   PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:
a)   your APPLICATION;
b)   your request for us to pay a claim; and
c)   your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:
a)   asking about;
b)   applying for; or
c)   obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Group Insurance Company; Hartford Lloyd's Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Specialty Insurance Services of Texas, LLC; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HL Investment Advisors, LLC; Hartford Life Private Placement, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

FOR MORE INFORMATION

Two documents are available that offer further information on the Hartford HLS
Funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semiannual reports. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.


A current SAI and financial statements from the annual report for the fiscal year ended December 31, 2005 have been filed with the SEC and are incorporated by reference into (which means they are legally a part of) this prospectus.


The funds make available this prospectus, their SAI and annual/semiannual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semiannual report for a fund and/or the SAI or for other information about the funds, please contact the funds at:

BY MAIL:

Hartford HLS Funds
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

BY PHONE:

1-800-862-6668

ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

INTERNET:

(on the EDGAR Database on the SEC's internet site) www.sec.gov

E-MAIL:

publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:

Hartford Series Fund, Inc.            811-08629
Hartford HLS Series Fund II, Inc.     811-04615

                               HARTFORD HLS FUNDS

                                   CLASS IA SHARES

                                   PROSPECTUS

                                   MAY 1, 2006


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

HARTFORD ADVISERS HLS FUND
HARTFORD BLUE CHIP STOCK HLS FUND
HARTFORD CAPITAL APPRECIATION HLS FUND
HARTFORD CAPITAL OPPORTUNITIES HLS FUND
HARTFORD DISCIPLINED EQUITY HLS FUND

HARTFORD DIVIDEND AND GROWTH HLS FUND
HARTFORD EQUITY INCOME HLS FUND
HARTFORD FOCUS HLS FUND
HARTFORD GLOBAL ADVISERS HLS FUND

HARTFORD GLOBAL LEADERS HLS FUND

HARTFORD GROWTH HLS FUND

HARTFORD GROWTH OPPORTUNITIES HLS FUND
HARTFORD HIGH YIELD HLS FUND
HARTFORD INDEX HLS FUND

HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

HARTFORD INTERNATIONAL STOCK HLS FUND
HARTFORD LARGECAP GROWTH HLS FUND
HARTFORD MIDCAP STOCK HLS FUND
HARTFORD MONEY MARKET HLS FUND

HARTFORD MORTGAGE SECURITIES HLS FUND

HARTFORD SMALLCAP GROWTH HLS FUND
HARTFORD SMALLCAP VALUE HLS FUND
HARTFORD STOCK HLS FUND

HARTFORD TOTAL RETURN BOND HLS FUND

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

HARTFORD VALUE HLS FUND

HARTFORD VALUE OPPORTUNITIES HLS FUND


HARTFORD HLS FUNDS
C/O INDIVIDUAL ANNUITY SERVICES
P.O. BOX 5085
HARTFORD, CT 06102-5085

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

CONTENTS                                                                                                                     PAGE
---------------------------------------------------------------------------------------------------------------------------------
Introduction.                                    Introduction

A summary of each fund's goals, principal        Hartford Advisers HLS Fund
strategies, main risks, performance and fees.    Hartford Blue Chip Stock HLS Fund
                                                 Hartford Capital Appreciation HLS Fund
                                                 Hartford Capital Opportunities HLS Fund
                                                 Hartford Disciplined Equity HLS Fund
                                                 Hartford Dividend and Growth HLS Fund
                                                 Hartford Equity Income HLS Fund
                                                 Hartford Focus HLS Fund
                                                 Hartford Global Advisers HLS Fund
                                                 Hartford Global Leaders HLS Fund
                                                 Hartford Growth HLS Fund
                                                 Hartford Growth Opportunities HLS Fund
                                                 Hartford High Yield HLS Fund
                                                 Hartford Index HLS Fund
                                                 Hartford International Capital Appreciation HLS Fund
                                                 Hartford International Opportunities HLS Fund
                                                 Hartford International Small Company HLS Fund
                                                 Hartford International Stock HLS Fund
                                                 Hartford LargeCap Growth HLS Fund
                                                 Hartford MidCap Stock HLS Fund
                                                 Hartford Money Market HLS Fund
                                                 Hartford Mortgage Securities HLS Fund
                                                 Hartford SmallCap Growth HLS Fund
                                                 Hartford SmallCap Value HLS Fund
                                                 Hartford Stock HLS Fund
                                                 Hartford Total Return Bond HLS Fund
                                                 Hartford U.S. Government Securities HLS Fund
                                                 Hartford Value HLS Fund
                                                 Hartford Value Opportunities HLS Fund

Description of other investment                  Investment strategies and investment matters
strategies and investment risks.

Investment manager and                           Management of the funds
management fee information.

Further information on the funds.                Further information on the funds
                                                 Purchase and redemption of fund shares
                                                 Determination of net asset value
                                                 Dividends and distributions
                                                 Frequent purchases and redemptions of fund shares
                                                 Federal income taxes
                                                 Variable contract owner voting rights
                                                 Plan participant voting rights
                                                 Performance related information
                                                 Distributor, Custodian and Transfer Agent
                                                 Financial highlights
                                                 Privacy policy
                                                 For more information                                                  back cover

INTRODUCTION


The Hartford HLS Funds are a family of mutual funds (each a "fund" and together the "funds") which may serve as underlying investment options for certain variable annuity and variable life insurance separate accounts, including separate accounts of Hartford Life Insurance Company and its affiliates ("Hartford Life"), Fortis Benefits Insurance Company ("Fortis Benefits") and First Fortis Life Insurance Company ("First Fortis"), and certain qualified retirement plans. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans. Each fund described in this prospectus has its own investment strategy and risk/reward profile. Advisers HLS Fund, Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Dividend and Growth HLS Fund, Equity Income HLS Fund, Focus HLS Fund, Global Advisers HLS Fund, Global Leaders HLS Fund, Growth HLS Fund, Growth Opportunities HLS Fund, High Yield HLS Fund, Index HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund, SmallCap Growth HLS Fund, SmallCap Value HLS Fund, Stock HLS Fund, Total Return Bond HLS Fund, U.S. Government Securities HLS Fund, Value HLS Fund and Value Opportunities HLS Fund each offer two classes of shares:
Class IA shares offered in this prospectus and Class IB shares offered pursuant to another prospectus. Class IB shares are subject to distribution fees under a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act") and therefore have higher expenses than Class IA shares, which are not subject to Rule 12b-1 distribution fees. Each other fund in this prospectus offers only Class IA shares. Prior to May 1, 2002, each fund, except Advisers HLS Fund, Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Dividend and Growth HLS Fund, Equity Income HLS Fund, Focus HLS Fund, Global Advisers HLS Fund, Global Leaders HLS Fund, Growth HLS Fund, High Yield HLS Fund, Index HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund, Stock HLS Fund, Total Return Bond HLS Fund and Value HLS Fund offered only one class of shares which were re-designated as Class IA shares on April 30, 2002.

Nineteen of the funds (Advisers HLS Fund, Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Dividend and Growth HLS Fund, Equity Income HLS Fund, Focus HLS Fund, Global Advisers HLS Fund, Global Leaders HLS Fund, Growth HLS Fund, High Yield HLS Fund, Index HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund, Stock HLS Fund, Total Return Bond HLS Fund and Value HLS Fund) are investment portfolios of Hartford Series Fund, Inc.; and each other fund is an investment portfolio of Hartford HLS Series Fund II, Inc.

Each fund, except for Focus HLS Fund, is a diversified fund. Focus HLS Fund is a non-diversified fund. Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this Introduction. HARTFORD LIFE ALSO SPONSORS A FAMILY OF MUTUAL FUNDS KNOWN AS THE HARTFORD MUTUAL FUNDS, WHICH ARE OFFERED DIRECTLY TO THE PUBLIC (THE "RETAIL FUNDS"). THE RETAIL FUNDS ARE SEPARATE FUNDS AND SHOULD NOT BE CONFUSED WITH THE HARTFORD HLS FUNDS' INVESTMENT OPTIONS OFFERED IN THIS PROSPECTUS.


The investment manager to each fund is HL Investment Advisors, LLC ("HL Advisors"). The day-to-day portfolio management of the funds is provided by investment sub-advisers. Information regarding HL Advisors and the sub-advisers is included under "Management of the Funds" in this prospectus. An affiliate of HL Advisors acts as the investment adviser to the Retail Funds, some of which have names and investment objectives and strategies similar to those of certain funds offered in this prospectus. The funds are not duplicates of the Retail Funds and their performance will differ.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.


HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

HARTFORD ADVISERS HLS FUND

INVESTMENT GOAL. The Hartford Advisers HLS Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:


     stocks,

     debt securities, and

     money market instruments.

The fund will normally invest in a portfolio of between 50% and 70% in equities, with the balance of the assets invested in debt securities and cash instruments. The fund will not normally hold more than 10% in cash or cash equivalents. Allocation decisions within these bands are in the discretion of Wellington Management and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.

The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management also analyzes the general economic and investment environment, including the evaluation of economic conditions, U.S. fiscal and monetary policy, and investor sentiment.


In general, the fund seeks to invest in companies that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. With respect to stocks in which the fund invests, the fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.

The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

MAIN RISKS. The fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call " -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Manager allocation risk refers to the possibility that Wellington Management could allocate assets in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


                                   CLASS IA TOTAL RETURNS
                                   ----------------------
                          1996             16.59%
                          1997             24.51%
                          1998             24.66%
                          1999             10.59%
                          2000             -0.75%
                          2001             -4.64%
                          2002            -13.79%
                          2003             18.49%
                          2004              3.74%
                          2005              7.24%



     DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 13.92% (2ND QUARTER, 1997) AND THE LOWEST QUARTERLY RETURN WAS -9.84% (2ND QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                        1 YEAR   5 YEARS   10 YEARS
                  Class IA                                7.24%     1.62%      7.97%
                  S&P 500 Index                           4.91%     0.55%      9.07%
                    (reflects no deduction for fees
                    or expenses)
                  Lehman Brothers Government/Credit       2.37%     6.11%      6.17%
                     Bond Index (reflects no
                     deduction for fees or expenses)


     INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

     The Lehman Brothers Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]



                                                                                         CLASS IA
                                                                                         --------
                       SHAREHOLDER FEES
                       (fees paid directly from your investment)
                       Maximum sales charge (load) as a percentage of offering price     Not applicable
                       Maximum deferred sales charge (load)                              Not applicable
                       Exchange fees                                                     None

                       ANNUAL OPERATING EXPENSES
                       (expenses that are deducted from the fund's assets)
                       Management fees(1)                                                    0.60%
                       Distribution and service (12b-1) fees                                 None
                       Other expenses                                                        0.04%
                       Total operating expenses                                              0.64%



(1) Effective November 1, 2005, HL Advisors has reduced its management fee from 0.63% to 0.60%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                 CLASS IA
                                                                 --------
                          EXPENSES
                          (with or without redemption)
                          Year 1                                  $___
                          Year 3                                  $___
                          Year 5                                  $___
                          Year 10                                 $___


SUB-ADVISER

Wellington Management


PORTFOLIO MANAGEMENT


Steven T. Irons


     - Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management


     -    Portfolio manager of the equity portion of the fund since May 2005

     -    Joined Wellington Management as an investment professional in 1993


Peter I. Higgins, CFA

     -    Vice President and Equity Portfolio Manager of Wellington Management

     - Involved in Portfolio Management and securities analysis of the equity portion of the fund since November 2005

     -    Joined Wellington Management as an investment professional in October
          2005

     - Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005


Saul J. Pannell


     -    Senior Vice President and Equity Portfolio Manager of Wellington
          Management


     - Involved in portfolio management and securities analysis of the equity portion of the fund since May 2005

     -    Joined Wellington Management as an investment professional in 1974


John C. Keogh

     - Senior Vice President and Fixed Income Portfolio Manager of Wellington Management

     - Portfolio manager of the fixed income and money market portion of the fund since 2004

     -    Joined Wellington Management as an investment professional in 1983

Christopher L. Gootkind

     -    Vice President and Fixed Income Portfolio Manager of Wellington
          Management

     - Involved in portfolio management and securities analysis for the corporate portion of the fixed income component of the Fund since March 2006

     -    Joined Wellington Management as an investment professional in 2000



The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD BLUE CHIP STOCK HLS FUND

INVESTMENT GOAL. The Hartford Blue Chip Stock HLS Fund seeks long-term growth of capital. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objectives by normally investing at least 80% of its net assets in common stocks of large and medium-sized blue chip growth companies, as defined by T. Rowe Price Associates, Inc. ("T. Rowe Price"), the sub-adviser to the fund. These are companies that, in T. Rowe Price's view, are well established in their industries and have the potential for above-average earnings growth. T. Rowe Price focuses on companies with leading market position, seasoned management, and strong financial fundamentals. Its investment approach reflects its belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies that are targeted will have good prospects for dividend growth.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most of the fund's assets will be invested in U.S. common stocks, the fund may also purchase other types of securities, including foreign securities, preferred stocks and convertible securities, when they are considered consistent with the fund's investment objectives. The fund may also buy and sell futures contracts and options on futures contracts. This may be done to hedge the value of the fund's portfolio against potential adverse movements in securities prices, to enhance returns, or to maintain market exposure.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

T. Rowe Price's investment strategy significantly influences the fund's performance. Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. The fund's focus on large and medium-sized blue chip companies significantly influences its performance. Large blue chip company stocks as a group could fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller companies. Medium-sized blue chip companies may have greater volatility than larger blue chip companies. Additionally, if T. Rowe Price incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that had been anticipated. If the fund's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. As with all equity funds, the fund's share price can fall because of weakness in the broad market, a particular industry or specific holdings.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, adverse economic events, social upheavals and political actions ranging from tax code changes to governmental collapse.

If the fund uses futures contracts or options on futures contracts it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments, whether for managing portfolio risk or for other investment purposes, depends on T. Rowe Price's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if the fund had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgement is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. (The fund has been managed by the same sub-adviser since its inception.)

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


                                   CLASS IA TOTAL RETURNS
                                   ----------------------
                          1997             27.00%
                          1998             28.07%
                          1999             19.88%
                          2000             -2.47%
                          2001            -14.41%
                          2002            -24.40%
                          2003             29.30%
                          2004              8.90%
                          2005              5.85%



     DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 24.38% (4TH QUARTER, 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.00% (1ST QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                           SINCE INCEPTION
                                                        1 YEAR   5 YEARS    (MAY 1, 1996)
                  Class IA(1)                             5.85%    -0.72%           8.14%
                  S&P 500 Index (reflects no
                  deduction for fees or expenses)         4.91%     0.55%           8.65%(2)


(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.
(2)  Return is from 4/30/96.

     INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

[TABLE TO BE UPDATED]


                                                                                         CLASS IA
                                                                                         --------
                       SHAREHOLDER FEES
                       (fees paid directly from your investment)
                       Maximum sales charge (load) as a percentage of offering price     Not applicable
                       Maximum deferred sales charge (load)                              Not applicable
                       Exchange fees                                                     None

                       ANNUAL OPERATING EXPENSES
                       (expenses that are deducted from the fund's assets)
                       Management fees(1)                                                    0.88%
                       Distribution and service (12b-1) fees                                 None
                       Other expenses                                                        0.02%
                       Total operating expenses                                              0.90%


(1) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2006. While such waiver is in effect, the management fee is 0.78%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                 CLASS IA
                                                                 --------
                          EXPENSES
                          (with or without redemption)
                          Year 1                                  $____
                          Year 3                                  $____
                          Year 5                                  $____
                          Year 10                                 $____


SUB-ADVISER

T. Rowe Price

PORTFOLIO MANAGER

Larry J. Puglia


     -    Vice President of T. Rowe Price

     -    Portfolio manager of the fund since 1996

     -    Joined T. Rowe Price in 1990


The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

HARTFORD CAPITAL APPRECIATION HLS FUND

INVESTMENT GOAL. The Hartford Capital Appreciation HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including emerging market securities. Due to its current size, the fund will generally not invest in securities of issuers with market capitalizations less than $2 billion.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


                                   CLASS IA TOTAL RETURNS
                                   ----------------------
                          1995             30.25%
                          1996             20.70%
                          1997             22.34%
                          1998             15.48%
                          1999             37.46%
                          2000             13.22%
                          2001             -6.94%

                          2002            -19.70%
                          2003             42.38%
                          2004             19.36%
                          2005             15.55%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 24.88% (4TH QUARTER, 1998) AND THE LOWEST QUARTERLY RETURN WAS -19.04% (3RD QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                         1 YEAR      5 YEARS     10 YEARS
Class IA                                                                                15.55%        7.97%     14.56%
S&P 500 Index (reflects no deduction for fees or expenses)                               4.91%        0.55%      9.07%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)                   6.12%        1.58%      9.20%



INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Russell 3000 Index is an unmanaged index that measures the performance for the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.

The fund has changed its benchmark from the S&P 500 Index to the Russell 3000 Index because the fund's investment manager believes that the Russell 3000 Index is better suited to the investment strategy of the fund.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                                         CLASS IA
                                                                                         --------
                       SHAREHOLDER FEES
                       (fees paid directly from your investment)
                       Maximum sales charge (load) as a percentage of offering price     Not applicable
                       Maximum deferred sales charge (load)                              Not applicable
                       Exchange fees                                                     None

                       ANNUAL OPERATING EXPENSES
                       (expenses that are deducted from the fund's assets)
                       Management fees                                                       0.63%
                       Distribution and service (12b-1) fees                                 None
                       Other expenses                                                        0.07%
                       Total operating expenses                                              0.70%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 CLASS IA
                                                                 --------
                          EXPENSES
                          (with or without redemption)
                          Year 1                                  $___
                          Year 3                                  $___
                          Year 5                                  $___
                          Year 10                                 $___


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Saul J. Pannell, CFA


     -    Senior Vice President and Equity Portfolio Manager of Wellington
          Management

     -    Portfolio manager of the fund since 1991

     -    Joined Wellington Management as an investment professional in 1974


Frank D. Catrickes


     -    Vice President and Equity Portfolio Manager of Wellington Management

     -    Joined Wellington Management as an investment professional in 1998

     - Involved in portfolio management and securities analysis for the fund since 1998


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD CAPITAL OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford Capital Opportunities HLS Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund invests at least 65% of net assets in common stocks and equity-related securities, such as preferred stocks, convertible securities and depositary receipts. The fund focuses on companies which the fund's sub-adviser, Holland Capital Management, L.P. ("Holland Capital"), believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.


Holland Capital relies heavily upon the fundamental research and analysis of its experienced internal research staff. The Holland Capital Staff uses a bottom-up, as opposed to a top-down, investment style in managing the fund. This means that securities are selected based upon fundamental analysis with focus on those companies that have strong management, superior industry positions and/or niche products or services, strong financial condition and superior growth prospects that are not fully reflected in current market valuations.


Although the fund invests primarily in stocks for United States companies, it may invest up to 35% of its total assets in equity securities of non-U.S. companies.

The fund may buy and sell futures and options contracts. This will be done primarily to hedge the value of the fund's portfolio against potential adverse movements in securities prices, but may also be done to attempt to enhance returns.


Under normal market conditions, the fund invests primarily in common stocks of companies with mid-to-large market capitalizations that Holland Capital believes have superior growth potential. Holland Capital defines mid capitalization companies as companies with market capitalizations similar to those of companies in the S&P 400 Mid Cap Index and large capitalization companies as companies with market capitalizations similar to those of companies in the S&P 500 Index.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Holland Capital's investment strategy significantly influences the fund's performance. If Holland Capital incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that had been anticipated. Additionally, large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

If the fund uses options and futures contacts it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


                                   CLASS IA TOTAL RETURNS
                                   ----------------------
                          2001            -23.63%
                          2002            -28.85%
                          2003             27.38%
                          2004              9.93%
                          2005             -0.22%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 18.09% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -26.37% (3RD QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                           SINCE INCEPTION
                                                        1 YEAR   5 YEARS    (MAY 1, 2000)
                  Class IA(1)                            -0.22%    -5.36%          -6.80%
                  S&P 500 Index (reflects no
                  deduction for fees or expenses)         4.91%     0.55%          -1.06%(2)


(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.
(2)  Return is from 4/30/00.

     INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                                         CLASS IA
                                                                                         --------
                       SHAREHOLDER FEES
                       (fees paid directly from your investment)
                       Maximum sales charge (load) as a percentage of offering price     Not applicable
                       Maximum deferred sales charge (load)                              Not applicable
                       Exchange fees                                                     None

                       ANNUAL OPERATING EXPENSES
                       (expenses that are deducted from the fund's assets)
                       Management fees(1)                                                    0.90%
                       Distribution and service (12b-1) fees                                 None
                       Other expenses                                                        0.15%
                       Total operating expenses                                              1.05%


(1) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2006. While such waiver is in effect, the management fee is 0.70%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                 CLASS IA
                                                                 --------
                          EXPENSES
                          (with or without redemption)
                          Year 1                                  $___
                          Year 3                                  $___
                          Year 5                                  $___
                          Year 10                                 $___


SUB-ADVISER

Holland Capital

PORTFOLIO MANAGERS

Louis A. Holland

     - Managing Partner and Chief Investment Officer of Holland Capital Management, L.P.

     -    Co-Manager of the fund since May 1, 2004

     - Member of the Investment Policy Committee (comprised of portfolio managers and equity analysts) with final authority for investment decisions

     -    Investment professional for over thirty-five years

Monica L. Walker

     -    Partner and Equity Portfolio Manager of Holland Capital Management,
          L.P.

     -    Co-Manager of the fund since May 1, 2004

     - Member of the Investment Policy Committee (comprised of portfolio managers and equity analysts) with final authority for investment decisions

     -    Investment professional for over twenty years




The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD DISCIPLINED EQUITY HLS FUND

INVESTMENT GOAL. The Hartford Disciplined Equity HLS Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of the fund's sub-adviser, Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund's portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


                                   CLASS IA TOTAL RETURNS
                                   ----------------------
                          1999             21.82%
                          2000             -5.64%
                          2001             -8.02%
                          2002            -24.65%
                          2003             28.82%
                          2004              8.41%
                          2005              6.58%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 15.65% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -16.48% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                           SINCE INCEPTION
                                                        1 YEAR   5 YEARS    (MAY 29, 1998)
                  Class IA                                6.58%     0.62%             4.64%
                  S&P 500 Index (reflects no deduction
                  for fees or expenses)                   4.91%     0.55%             3.36%(1)


(1)  Return is from 5/31/98.

     INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

[TABLE TO BE UPDATED]


                                                                                         CLASS IA
                                                                                         --------
                       SHAREHOLDER FEES
                       (fees paid directly from your investment)
                       Maximum sales charge (load) as a percentage of offering price     Not applicable
                       Maximum deferred sales charge (load)                              Not applicable
                       Exchange fees                                                     None

                       ANNUAL OPERATING EXPENSES
                       (expenses that are deducted from the fund's assets)
                       Management fees                                                       0.72%
                       Distribution and service (12b-1) fees                                 None
                       Other expenses                                                        0.03%
                       Total operating expenses                                              0.75%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                 CLASS IA
                                                                 --------
                          EXPENSES
                          (with or without redemption)
                          Year 1                                  $___
                          Year 3                                  $___
                          Year 5                                  $___
                          Year 10                                 $___


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

James A. Rullo, CFA


     - Senior Vice President and Director of the Quantitative Investment Group of Wellington Management


     -    Portfolio manager of the fund since inception (May 1998)

     -    Joined Wellington Management as an investment professional in 1994

Mammen Chally


     -    Vice President and Equity Portfolio Manager of Wellington Management


     -    Joined Wellington Management in 1994

     - Involved in portfolio management and securities analysis for the fund since inception (May 1998)


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfoliomanagers and the portfolio managers' ownership of securities in the fund.

HARTFORD DIVIDEND AND GROWTH HLS FUND

INVESTMENT GOAL. The Hartford Dividend and Growth HLS Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2005, the market capitalization of companies within this index ranged from approximately $764 million to $370 billion. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR



                                   CLASS IA TOTAL RETURNS
                                   ----------------------
                          1996             22.91%
                          1997             31.89%
                          1998             16.42%
                          1999              5.31%
                          2000             10.95%
                          2001             -4.04%
                          2002            -14.23%
                          2003             26.80%

                          2004             12.42%
                          2005              5.96%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.29% (2ND QUARTER, 1997) AND THE LOWEST QUARTERLY RETURN WAS -18.74% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                           1 YEAR   5 YEARS   10 YEARS
                  Class IA                                   5.96%     4.45%     10.61%

                  S&P 500 Index (reflects no deduction       4.91%     0.55%      9.07%
                  for fees or expenses)

                  Russell 1000 Value Index (reflects no      7.05%     5.28%     10.94%
                  deduction for fees or expenses)



INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

[TABLE TO BE UPDATED]



                                                                                    CLASS IA
                                                                                    --------
                  SHAREHOLDER FEES
                  (fees paid directly from your investment)
                  Maximum sales charge (load) as a percentage of offering price     Not applicable
                  Maximum deferred sales charge (load)                              Not applicable
                  Exchange fees                                                     None

                  ANNUAL OPERATING EXPENSES
                  (expenses that are deducted from the fund's assets)
                  Management fees                                                       0.64%
                  Distribution and service (12b-1) fees                                 None
                  Other expenses                                                        0.04%
                  Total operating expenses                                              0.68%



EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                 CLASS IA
                                                                 --------
                          EXPENSES
                          (with or without redemption)
                          Year 1                                  $___
                          Year 3                                  $___
                          Year 5                                  $___
                          Year 10                                 $___



SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Edward P. Bousa, CFA

     -    Senior Vice President and Equity Portfolio Manager of Wellington
          Management

     -    Portfolio manager of the fund since October 2001

     -    Joined Wellington Management as an investment professional in 2000

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

HARTFORD EQUITY INCOME HLS FUND

INVESTMENT GOAL. The Hartford Equity Income HLS Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $3 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's investment approach is based on the fundamental analysis of companies with market capitalizations above $3 billion and below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized in one of four ways - affected by a misunderstood negative event, a beneficiary of industry consolidation, low but improving return on capital, or new or incentivized management. In addition, the fund will take into consideration flows of new capital into an industry. Within this context, the fund's key security selection criterion will be based on dividend yield, with capital appreciation as a secondary factor. Portfolio construction is driven primarily by security selection.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

                                   CLASS IA TOTAL RETURNS
                                   ----------------------
                          2004              9.43%
                          2005              4.81%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 7.91% (4TH QUARTER, 2004) AND THE LOWEST QUARTERLY RETURN WAS -0.29% (1ST QUARTER, 2005).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                      SINCE INCEPTION
                                                                          1 YEAR     (OCTOBER 31, 2003)
                  Class IA                                                 4.81%           10.21%
                  Russell 1000 Value Index (reflects no deduction          7.05%           14.54%
                  for fees or expenses)



INDEX: The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

[TABLE TO BE UPDATED]



                                                                                    CLASS IA
                                                                                    --------
                  SHAREHOLDER FEES
                  (fees paid directly from your investment)
                  Maximum sales charge (load) as a percentage of offering price     Not applicable
                  Maximum deferred sales charge (load)                              Not applicable
                  Exchange fees                                                     None

                  ANNUAL OPERATING EXPENSES
                  (expenses that are deducted from the fund's assets)
                  Management fees1                                                      0.83%
                  Distribution and service (12b-1) fees                                 None
                  Other expenses                                                        0.07%
                  Total operating expenses                                              0.90%



(1) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2006. While such waiver is in effect, the management fee is 0.73%.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                 CLASS IA
                                                                 --------
                          EXPENSES
                          (with or without redemption)
                          Year 1                                  $___
                          Year 3                                  $___
                          Year 5                                  $___
                          Year 10                                 $___



SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

John R. Ryan

     - Senior Vice President, Managing Partner and Equity Portfolio Manager of Wellington Management

     -    Portfolio manager of the fund since inception (October 31, 2003)

     - Joined Wellington Management as an investment professional involved in portfolio management and securities analysis in 1981

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

HARTFORD FOCUS HLS FUND

INVESTMENT GOAL. The Hartford Focus HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in equity securities of a relatively small number of large capitalization companies (stocks with market capitalizations similar to companies in the S&P 500 Index). The fund will typically hold stocks of 20-40 companies. Individual holdings typically constitute 3-5% of the fund's total assets and may constitute up to 10%. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's focused portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management also analyzes the general economic and investment environment, including the evaluation of economic conditions, U.S. fiscal and monetary policy, and investor sentiment.

In general, the fund seeks to invest in companies that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. In addition, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

Wellington Management's strategy of bottom up stock selection also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on the fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails substantial financial risk related to such companies.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR



                                   CLASS IA TOTAL RETURNS
                                   ----------------------
                          2002            -24.59%
                          2003             28.37%
                          2004              3.16%
                          2005              9.88%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 14.57% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -18.83% (2ND QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                     SINCE INCEPTION
                                                                         1 YEAR     (APRIL 30, 2001)
                  Class IA                                                9.88%           2.85%
                  S&P 500 Index (reflects no deduction for fees
                  or expenses)                                            4.91%           1.69%



INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

[TABLE TO BE UPDATED]



                                                                                         CLASS IA
                                                                                         --------
                       SHAREHOLDER FEES
                       (fees paid directly from your investment)
                       Maximum sales charge (load) as a percentage of offering price     Not applicable
                       Maximum deferred sales charge (load)                              Not applicable
                       Exchange fees                                                     None

                       ANNUAL OPERATING EXPENSES
                       (expenses that are deducted from the fund's assets)
                       Management fees(1)                                                    0.85%
                       Distribution and service (12b-1) fees                                 None
                       Other expenses                                                        0.05%
                       Total operating expenses                                              0.90%



(1) Effective November 1, 2005, HL Advisors voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.75%.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                 CLASS IA
                                                                 --------
                          EXPENSES
                          (with or without redemption)
                          Year 1                                  $___
                          Year 3                                  $___
                          Year 5                                  $___
                          Year 10                                 $___



SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Steven T. Irons

     - Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management

     -    Portfolio manager of the fund since May 2005

     -    Joined Wellington Management as an investment professional in 1993

Peter I. Higgins, CFA

     -    Vice President and Equity Portfolio Manager of Wellington Management

     - Involved in Portfolio Management and securities analysis of the equity portion of the fund since November 2005

     -    Joined Wellington Management as an investment professional in October
          2005

     - Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD GLOBAL ADVISERS HLS FUND

INVESTMENT GOAL. The Hartford Global Advisers HLS Fund seeks maximum long-term total rate of return.

PRINCIPAL INVESTMENT STRATEGY. The fund consists of a diversified portfolio of securities covering a broad range of countries, industries and companies. Under normal circumstances, the fund diversifies its investments among at least three countries, one of which may be the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund invests in securities denominated in both U.S. dollars and foreign currencies that are traded in the U.S. or in foreign securities markets, or both.

The fund actively allocates its assets among three categories:

     equity securities,

     debt securities, and

     money market instruments.

The equity portion of the fund invests in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or national competitive positions. The equity portion of the fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI World Index. The fund's investments in equity securities are substantially similar to the equity securities permitted for the Hartford Global Leaders HLS Fund.

Debt securities (other than money market securities) in which the fund may invest include investment grade securities assigned a bond rating within the four highest categories by Moody's or S&P, or unrated securities determined by Wellington Management to be of comparable quality. In addition, the fund may invest up to 15% of its total assets in high-yield, high-risk debt securities, commonly know as "junk bonds." Such securities may be rated as low as "C" by Moody's or S&P, or, if unrated, be of comparable quality as determined by Wellington Management.

Asset allocation decisions are based upon Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values and attractiveness of each asset category. Wellington Management does not attempt to make short-term market timing decisions among asset categories and asset allocation is within Wellington Management's discretion. As a result, shifts in asset allocation are expected to be gradual and continuous and the fund normally has some portion of its assets invested in each asset category. There is no limit on the amount of fund assets that may be allocated to each asset category.

The fund may utilize derivatives to manage portfolio risk and to replicate securities the fund could buy that are not currently available in the market. Such derivatives may include (but are not limited to) transactions designed to minimize the impact of currency movements on the fund.

[For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded ___%.]

MAIN RISKS. The primary risks of this fund are stock market risk, interest rate risk, credit risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Successful use of derivatives by the fund depends upon the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Manager allocation risk refers to the possibility that the portfolio managers could allocate assets in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR



                                   CLASS IA TOTAL RETURNS
                                   ----------------------
                          1996             12.25%
                          1997              5.52%
                          1998             13.35%
                          1999             23.16%
                          2000             -6.63%
                          2001             -6.25%
                          2002             -8.95%
                          2003             22.26%
                          2004             12.75%
                          2005              3.37%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 13.17% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -10.68% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                         1 YEAR          5 YEARS       10 YEARS
                       Class IA                                           3.37%           3.99%          6.46%

                       Morgan Stanley Capital International World
                       Index (reflects no deduction for fees or
                       expenses)                                         10.02%           2.64%          7.47%

                       Morgan Stanley Capital International World
                       Growth Index (reflects no deduction for
                       fees or expenses)                                  9.74%           0.38%          5.92%

                       Lehman Brothers Global Aggregate Index USD
                       Hedged (reflects no deduction for fees or
                       expenses)                                         -4.49%           6.81%          5.35%



INDICES: The Morgan Stanley Capital International ("MSCI") World Index is a broad-based unmanaged market capitalization weighted total return index which measures performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

The Morgan Stanley Capital International ("MSCI") World Growth Index is a broad-based unmanaged market capitalization weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

The fund has changed its benchmark from the Morgan Stanley Capital International World Index to the Morgan Stanley Capital International World Growth Index because the fund's investment manager believes that the Morgan Stanley Capital International World Growth Index is better suited to the investment strategy of the fund.

The Lehman Brothers Global Aggregate Index USD Hedged ("Lehman Brothers Global Aggregate Index") provides a broad-based measure of the global investment-grade fixed income markets (the three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices; it also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities). You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

[TABLE TO BE UPDATED]



                                                                                         CLASS IA
                                                                                         --------
                       SHAREHOLDER FEES
                       (fees paid directly from your investment)
                       Maximum sales charge (load) as a percentage of offering price     Not applicable
                       Maximum deferred sales charge (load)                              Not applicable
                       Exchange fees                                                     None

                       ANNUAL OPERATING EXPENSES
                       (expenses that are deducted from the fund's assets)
                       Management fees                                                       0.76%
                       Distribution and service (12b-1) fees                                 None
                       Other expenses                                                        0.08%
                       Total operating expenses                                              0.84%



EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 CLASS IA
                                                                 --------
                          EXPENSES
                          (with or without redemption)
                          Year 1                                  $___
                          Year 3                                  $___
                          Year 5                                  $___
                          Year 10                                 $___



SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

The equity component of the fund is managed by Wellington Management using a team of investment professionals led by Andrew S. Offit.

Andrew S. Offit

     -    Senior Vice President and Equity Portfolio Manager of Wellington
          Management

     - Portfolio manager of the equity component of the fund since 2001 and associate manager of the equity component of the fund since 1997

     -    Joined Wellington Management as an investment professional in 1997

Jean-Marc Berteaux

     -    Vice President and Equity Portfolio Manager of Wellington Management

     -    Joined Wellington Management as an investment professional in 2001

     - Involved in portfolio management and securities analysis of the equity component of the fund since 2004

     -    Investment professional at John Hancock Funds (1998-2001)

The debt component of the fund is managed by Wellington Management using a team of investment professionals led by Robert L. Evans.

Robert L. Evans

     - Senior Vice President and Fixed Income Portfolio Manager of Wellington Management

     - Portfolio manager of the debt component of the fund since inception (March 1995)

     -    Joined Wellington Management as an investment professional in 1995

Scott M. Elliott, CFA

     -    Senior Vice President and Equity Portfolio Manager of Wellington
          Management

     -    Portfolio manager of the asset allocation of the fund since 2001

     -    Joined Wellington Management as an investment professional in 1994

Matthew D. Hudson, CFA

     -    Vice President and Equity Portfolio Manager of Wellington Management

     -    Joined Wellington Management as an investment professional in 2005

     - Involved in portfolio management and securities analysis for the fund since March 2006

     - Portfolio Manager and Analyst at American Century Investment Management (2000-2005)

Evan S. Grace, CFA

     - Vice President and Director of Asset Allocation Research of Wellington Management

     -    Joined Wellington Management as an investment professional in 2003

     - Involved in portfolio management and securities analysis for the fund since 2006

     -    Investment professional at State Street Research (1993-2003)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD GLOBAL LEADERS HLS FUND

INVESTMENT GOAL. The Hartford Global Leaders HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks issued by companies worldwide. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.


Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of the fund's sub-adviser, Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among at least five countries, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI World Index.

The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI World Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers.
The portfolio is fairly concentrated and may exhibit a relatively high degree of tracking risk.

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded [ ]%.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


                                   CLASS IA TOTAL RETURNS
                                   ----------------------
                          1999             50.37%
                          2000             -7.06%
                          2001            -16.58%
                          2002            -19.51%
                          2003             35.57%
                          2004             19.19%
                          2005              2.59%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 32.82% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -20.03% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                                SINCE INCEPTION
                                                                        1 YEAR     5 YEARS    (SEPTEMBER 30, 1998)
                  Class IA                                               2.59%      2.17%             10.41%
                  Morgan Stanley Capital International World Index
                  (reflects no deduction for fees or expenses)          10.02%      2.64%              5.81%
                  Morgan Stanley Capital International World Growth
                  Index (reflects no deduction for fees or expenses)     9.74%      0.38%              3.17%



INDEX: The Morgan Stanley Capital International World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

The Morgan Stanley Capital International World Growth Index is a broad-based unmanaged market capitalization -weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

The fund has changed its benchmark from the Morgan Stanley Capital International World Index to the Morgan Stanley Capital International World Growth Index because the fund's investment manager believes that the Morgan Stanley Capital International World Growth Index is better suited to the investment strategy of the fund.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

[TABLE TO BE UPDATED]


                                                                                    CLASS IA
                                                                                    --------
                  SHAREHOLDER FEES
                  (fees paid directly from your investment)
                  Maximum sales charge (load) as a percentage of offering price     Not applicable
                  Maximum deferred sales charge (load)                              Not applicable
                  Exchange fees                                                     None

                  ANNUAL OPERATING EXPENSES
                  (expenses that are deducted from the fund's assets)
                  Management fees                                                       0.71%
                  Distribution and service (12b-1) fees                                 None
                  Other expenses                                                        0.07%
                  Total operating expenses                                              0.78%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                 CLASS IA
                                                                 --------
                          EXPENSES
                          (with or without redemption)
                          Year 1                                  $___
                          Year 3                                  $___
                          Year 5                                  $___
                          Year 10                                 $___


SUB-ADVISERS

Wellington Management

PORTFOLIO MANAGERS

Andrew S. Offit


     -    Senior Vice President and Equity Portfolio Manager of Wellington
          Management


     -    Portfolio manager of the fund since inception (September 1998)

     -    Joined Wellington Management as an investment professional in 1997

Jean-Marc Berteaux


     -    Vice President and Equity Portfolio Manager of Wellington Management


     -    Joined Wellington Management as an investment professional in 2001

     - Involved in portfolio management and securities analysis for the fund since 2001

     -    Investment professional at John Hancock Funds (1998-2001)


Matthew D. Hudson, CFA

     -    Vice President and Equity Portfolio Manager of Wellington Management

     -    Joined Wellington Management as an investment professional in 2005

     - Involved in portfolio management and securities analysis for the fund since March 2006

     - Portfolio Manager and Analyst at American Century Investment Management (2000-2005)


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD GROWTH HLS FUND

INVESTMENT GOAL. The Hartford Growth HLS Fund seeks long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include substantial growth, superior business management, strong cashflow generation, high margins, high return on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, cash flow and revenues.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR



                                         CLASS IA TOTAL RETURNS
                                         ----------------------
                           2003                  32.81%
                           2004                  12.49%
                           2005                   4.67%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.22% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -7.61% (1ST QUARTER, 2005).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                  SINCE INCEPTION
                                                                        1 YEAR    (APRIL 30, 2002)
               Class IA                                                  4.67%        8.59%

               Russell 1000 Growth Index (reflects no deduction
               for fees or expenses)                                     5.26%        4.37%



INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

[TABLE TO BE UPDATED]



                                                                               CLASS IA
                                                                               --------
               SHAREHOLDER FEES
               (fees paid directly from your investment)
               Maximum sales charge (load) as a percentage of offering price   Not applicable
               Maximum deferred sales charge (load)                            Not applicable
               Exchange fees                                                   None

               ANNUAL OPERATING EXPENSES
               (expenses that are deducted from the fund's assets)
               Management fees                                                      0.81%
               Distribution and service (12b-1) fees                                None
               Other expenses                                                       0.05%
               Total operating expenses                                             0.86%



EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                        CLASS IA
                                                        --------
                    EXPENSES
                    (with or without redemption)
                    Year 1                                $___

                    Year 3                                $___
                    Year 5                                $___
                    Year 10                               $___



SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Andrew J. Shilling, CFA

     -    Senior Vice President and Equity Portfolio Manager of Wellington
          Management

     -    Portfolio manager of the fund since inception (April 2002)

     -    Joined Wellington Management as an investment professional in 1994

John A. Boselli

     -    Senior Vice President and Equity Portfolio Manager of Wellington
          Management

     -    Joined Wellington Management as an investment professional in 2002

     - Involved in portfolio management and securities analysis for the fund since 2002

     -    Investment professional with Putnam Investments Incorporated
          (1996-2002)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD GROWTH OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford Growth Opportunities HLS Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that the fund's sub-adviser, Wellington Management, believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


                                  CLASS IA TOTAL RETURNS
                                  ----------------------
                       1996               16.41%
                       1997               12.42%
                       1998               19.01%
                       1999               55.17%
                       2000                3.99%
                       2001              -22.85%
                       2002              -27.65%
                       2003               43.79%
                       2004               17.18%
                       2005               16.31%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 44.29% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -23.35% (1ST QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                           1 YEAR    5 YEARS    10 YEARS
               Class IA(1)                                  16.31%      1.81%      10.64%
               Russell 3000 Growth Index                     5.17%     -3.16%       6.48%
                 (reflects no deduction for fees or
                 expenses)


(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.

     INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

[TABLE TO BE UPDATED]


                                                                               CLASS IA
                                                                               --------
               SHAREHOLDER FEES
               (fees paid directly from your investment)
               Maximum sales charge (load) as a percentage of offering price   Not applicable
               Maximum deferred sales charge (load)                            Not applicable
               Exchange fees                                                   None

               ANNUAL OPERATING EXPENSES
               (expenses that are deducted from the fund's assets)
               Management fees                                                      0.61%
               Distribution and service (12b-1) fees                                None
               Other expenses                                                       0.02%
               Total operating expenses                                             0.63%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                       CLASS IA
                                                       --------
                    EXPENSES
                    (with or without redemption)
                    Year 1                               $___
                    Year 3                               $___
                    Year 5                               $___
                    Year 10                              $___


SUB-ADVISER

Wellington Management


PORTFOLIO MANAGERS


Michael T. Carmen, CFA


     -    Senior Vice President and Equity Portfolio Manager of Wellington
          Management


     -    Portfolio manager of the fund since April 2001

     -    Joined Wellington Management as an investment professional in 1999


Mario E. Abularach

     -    Vice President and Equity Research Analyst of Wellington Mangment

     -    Joined Wellington Mangement as an investment professional in 2001

     - Involved in portfolio management and securities analysis for the fund since January 2006

     -    Research analyst at JLF Asset Management (2000)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD HIGH YIELD HLS FUND

INVESTMENT GOAL. The Hartford High Yield HLS Fund seeks high current income. Growth of capital is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by the fund's sub-adviser, Hartford Investment Management Company ("Hartford Investment Management"), to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." The fund will invest no more than 10% of total assets in securities rated below "B3" by Moody's or "B-" by S&P, or, if unrated, determined to be of comparable quality by Hartford Investment Management. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years. The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities within selected industries that appear from a yield perspective to be attractive. Hartford Investment Management assesses such factors as the company's business environment, balance sheet, income statement, anticipated earnings and management team.

The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as Hartford Investment Management expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and adverse impact on the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


                                  CLASS IA TOTAL RETURNS
                                  ----------------------
                       1999               4.70%
                       2000               1.03%
                       2001               2.69%
                       2002              -6.89%
                       2003              23.18%
                       2004               7.40%
                       2005               2.13%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 8.34% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -5.94% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                              SINCE INCEPTION
                                                      1 YEAR     5 YEARS    (SEPTEMBER 30, 1998)
               Class IA                                2.13%      5.26%            4.92%
               Lehman Brothers High Yield              2.74%      8.85%            5.79%
               Corporate Index
                 (reflects no deduction for fees
                 or expenses)


INDEX: The Lehman Brothers High Yield Corporate Index is a unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission ("SEC"). You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

[TABLE TO BE UPDATED]



                                                                               CLASS IA
                                                                               --------
               SHAREHOLDER FEES
               (fees paid directly from your investment)
               Maximum sales charge (load) as a percentage of offering price   Not applicable
               Maximum deferred sales charge (load)                            Not applicable
               Exchange fees                                                   None

               ANNUAL OPERATING EXPENSES
               (expenses that are deducted from the fund's assets)
               Management fees(1)                                                   0.72%
               Distribution and service (12b-1) fees                                None
               Other expenses                                                       0.05%
               Total operating expenses                                             0.77%



(1) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.67%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                       CLASS IA
                                                       --------
                    EXPENSES
                    (with or without redemption)
                    Year 1                               $___
                    Year 3                               $___
                    Year 5                               $___
                    Year 10                              $___


SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGERS


Mark Niland, CFA

     -    Executive Vice President of Hartford Investment Management

     -    Co-portfolio manager of the fund since September 2005

     - Joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.

Nasri Toutoungi

     -    Managing Director of Hartford Investment Management

     -    Co-portfolio manager of the fund since September 2005

     -    Joined Hartford Investment Management in 2003

     - Previously, Managing Director of Blackrock, Inc. from 1998 to January 2002, and a Director and Partner of Rogge Global Partners from 1997 to 1998


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD INDEX HLS FUND

INVESTMENT GOAL. The Hartford Index HLS Fund seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.

PRINCIPAL INVESTMENT STRATEGY. The fund uses the Standard & Poor's 500 Composite Stock Price Index (the "Index") as its standard performance comparison because it represents a significant proportion of the total market value of all common stocks, is well known to investors and, in the opinion of the fund's sub-adviser, Hartford Investment Management, is representative of the performance of publicly-traded common stocks. Therefore, the fund attempts to approximate the capital performance and dividend income of the Index.


The portfolio manager generally invests in no fewer than 495 stocks included in the Index. Hartford Investment Management selects stocks for the fund's portfolio after taking into account their individual weights in the Index. Temporary cash balances may be invested in short-term money market instruments. The Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's Corporation ("S&P")(1) chooses the stocks to be included in the Index on a proprietary basis. The Index is float adjusted, meaning that each company's number of shares in the Index represents the total shares available to investors. This index methodology excludes significant share positions that are closely held by other publicly traded companies, control groups, or government agencies. The weightings of stocks in the Index are based on each stock's relative market value available in the public market, that is, its market price per share times the number of shares outstanding times its investable weight factor. Because of this weighting, as of December 31, 2005, approximately 43.78 percent of the Index was composed of the forty largest companies, the five largest being General Electric Company, Exxon Mobil Corporation, Citigroup, Inc., Microsoft Corporation, and Bank of America Corporation.


Hartford Investment Management does not attempt to "manage" the fund's portfolio in the traditional sense, using economic, financial and market analysis, nor does the adverse financial situation of a company directly result in its elimination from the fund's portfolio unless, of course, the company is removed from the Index. From time to time administrative adjustments may be made in the fund's portfolio because of mergers, changes in the composition of the Index and similar reasons.

The fund's ability to approximate the performance of the Index depends to some extent on the size of cash flows into and out of the fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the fund's portfolio to the Index, to the maximum practicable extent.

The fund's portfolio is broadly diversified by industry and company.

(1) "Standard & Poor's"(R), "S&P"(R), "S&P 500"(R), "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford Life Insurance Company.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


                                  CLASS IA TOTAL RETURNS
                                  ----------------------
                       1996               22.09%
                       1997               32.61%
                       1998               28.06%
                       1999               20.49%
                       2000               -9.50%
                       2001              -12.31%
                       2002              -22.45%
                       2003               28.13%
                       2004               10.39%
                       2005                4.50%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 21.17% (4TH QUARTER, 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.30% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                        1 YEAR      5 YEARS     10 YEARS
               Class IA                                  4.50%       0.10%        8.56%
               S&P 500 Index                             4.91%       0.55%        9.07%
                 (reflects no deduction for fees
                 or expenses)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

[TABLE TO BE UPDATED]



                                                                               CLASS IA
                                                                               --------
               SHAREHOLDER FEES
               (fees paid directly from your investment)
               Maximum sales charge (load) as a percentage of offering price   Not applicable
               Maximum deferred sales charge (load)                            Not applicable
               Exchange fees                                                   None

               ANNUAL OPERATING EXPENSES
               (expenses that are deducted from the fund's assets)
               Management fees(1)                                                  0.39%
               Distribution and service (12b-1) fees                               None
               Other expenses                                                      0.04%
               Total operating expenses                                            0.43%



(1) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.29%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                       CLASS IA
                                                       --------
                    EXPENSES
                    (with or without redemption)
                    Year 1                              $___
                    Year 3                              $___
                    Year 5                              $___
                    Year 10                             $___


SUB-ADVISER

Hartford Investment Management


PORTFOLIO MANAGER


Edward C. Caputo, CFA


     -    Assistant Vice President of Hartford Investment Management


     -    Manager of the fund since March 4, 2005

     -    Joined Hartford Investment Management in 2001

     - Investment professional involved in trading, portfolio management and investment research since 2000


The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

INVESTMENT GOAL. The Hartford International Capital Appreciation HLS Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. Under normal circumstances, the fund diversifies its investments among at least five countries. There are no limits on the amount of the fund's assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

The fund's investment strategy is to invest in high-quality growth companies in international markets. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI EAFE Index.

The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI EAFE Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. The portfolio is fairly concentrated and may exhibit a relatively high degree of tracking risk.

[For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 200%.]

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on growth companies with market capitalizations above $2 billion significantly influences its performance. Stocks of companies with market capitalizations above $2 billion as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will influence performance significantly. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

[The fund trades securities very actively, which increases its transaction costs (thus affecting performance.).]

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR



                                  CLASS IA TOTAL RETURNS
                                  ----------------------
                       2002              -17.21%
                       2003               51.02%
                       2004               24.72%
                       2005                6.16%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 24.98% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -20.57% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                             SINCE INCEPTION
                                                                    1 YEAR   (APRIL 30, 2001)
               Class IA                                              6.16%        7.85%

               MSCI EAFE Index (reflects no deduction for fees
               or expenses)                                         14.02%        7.10%

               MSCI EAFE Growth Index (reflects no deduction for
               fees or expenses)                                    13.64%        4.93%



INDEX: The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. You cannot invest directly in an index.

The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index ("MSCI EAFE Growth Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of growth securities with the MSCI EAFE Index. You cannot invest directly in an index.

The fund has changed its benchmark from the MSCI EAFE Index to the MSCI EAFE Growth Index because the fund's investment manager believes that the MSCI EAFE Growth Index is better suited to the investment strategy of the fund.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

[TABLE TO BE UPDATED]



                                                                               CLASS IA
                                                                               --------
               SHAREHOLDER FEES
               (fees paid directly from your investment)
               Maximum sales charge (load) as a percentage of offering price   Not applicable
               Maximum deferred sales charge (load)                            Not applicable
               Exchange fees                                                   None

               ANNUAL OPERATING EXPENSES
               (expenses that are deducted from the fund's assets)
               Management fees                                                     0.85%
               Distribution and service (12b-1) fees                               None
               Other expenses                                                      0.12%
               Total operating expenses                                            0.97%



EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                       CLASS IA
                                                       --------
                    EXPENSES
                    (with or without redemption)
                    Year 1                               $___
                    Year 3                               $___
                    Year 5                               $___
                    Year 10                              $___



SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Andrew S. Offit

     -    Senior Vice President and Equity Portfolio Manager of Wellington
          Management

     -    Portfolio manager of the fund since inception (April 2001)

     -    Joined Wellington Management as an investment professional in 1997

Jean-Marc Berteaux

     -    Vice President and Equity Portfolio Manager of Wellington Management

     -    Joined Wellington Management as an investment professional in 2001

     - Involved in portfolio management and securities analysis for the fund since 2001

     -    Investment professional at John Hancock Funds (1998-2001)

Matthew D. Hudson, CFA

     -    Vice President and Equity Portfolio Manager of Wellington Management

     -    Joined Wellington Management as an investment professional in 2005

     - Involved in portfolio management and securities analysis for the fund since March 2006

     - Portfolio Manager and Analyst at American Century Investment Management (2000-2005)


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND


INVESTMENT GOAL. The Hartford International Opportunities HLS Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. Under normal market conditions the fund diversifies its investments among at least three countries other than the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management uses a three-pronged investment strategy:


     Wellington Management determines the relative attractiveness of the many countries in which the fund may invest based upon its analysis of the economic and political environment of each country.

     Wellington Management also evaluates industries on a global basis to determine which industries offer the most potential for capital appreciation given current and projected global and local economic and market conditions.

     Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

In analyzing companies for investment, Wellington Management considers companies for inclusion in the fund's portfolio that are typically established, high-quality companies that operate in established markets. Characteristics of high-quality companies include a strong balance sheet, attractive industry trends, strong competitive advantages and attractive relative value within the context of a security's primary trading market. The fund may invest in securities of companies of any market capitalization. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to the MSCI AC World ex US Index. As of December 31, 2005 the range of market capitalizations of companies in the MSCI AC World ex US Index was between approximately $24 million and $222 billion.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


                                  CLASS IA TOTAL RETURNS
                                  ----------------------
                       1996               12.93%
                       1997                0.34%
                       1998               13.16%
                       1999               39.86%
                       2000              -17.10%
                       2001              -18.73%
                       2002              -17.93%
                       2003               33.10%
                       2004               18.08%
                       2005               14.62%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.16% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -21.71% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                           1 YEAR     5 YEARS   10 YEARS
Class IA                                                                    14.62%     3.74%     5.97%
MSCI AC World ex US Index (reflects no deductions for fees or expenses)     17.11%     6.66%     6.70%


INDEX: The Morgan Stanley Capital International All Country World ex US ("MSCI AC World ex US") Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U. S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                               CLASS IA
                                                                               --------
               SHAREHOLDER FEES
               (fees paid directly from your investment)
               Maximum sales charge (load) as a percentage of offering price   Not applicable
               Maximum deferred sales charge (load)                            Not applicable
               Exchange  fees                                                  None

               ANNUAL OPERATING EXPENSES
               (expenses that are deducted from the fund's assets)
               Management fees                                                     0.71%
               Distribution and service (12b-1) fees                               None
               Other expenses                                                      0.09%

               Total operating expenses                                            0.80%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                       CLASS IA
                                                       --------
                    EXPENSES
                    (with or without redemption)
                    Year 1                               $___
                    Year 3                               $___
                    Year 5                               $___
                    Year 10                              $___


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Trond Skramstad


     - Senior Vice President and Co-Director of International Equity Management of Wellington Management


     -    Portfolio manager of the fund since 1994

     -    Joined Wellington Management as an investment professional in 1993

     -    Investment professional since 1990

Nicolas M. Choumenkovitch


     -    Vice President and Equity Portfolio Manager of Wellington Management


     -    Joined Wellington Management as an investment professional in 1995

     - Involved in portfolio management and securities analysis for the fund since 2000




The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

INVESTMENT GOAL. The Hartford International Small Company HLS Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, of small capitalization companies. The fund defines small capitalization companies as companies with a market capitalization within the range of the S&P / Citigroup Extended Market Euro-Pacific Index. Under normal circumstances, the fund diversifies its investments among at least three countries. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest up to 15% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, local brokers, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.

A candidate for purchase in the portfolio is subjected to extensive fundamental analysis to include review of the following factors:

     a well-articulated business plan,

     experienced management,

     a sustainable competitive advantage, and

     strong financial characteristics.

In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth, and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities.

MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR



                                 CLASS IA TOTAL RETURNS
                                 ----------------------
                       2002               -5.08%
                       2003               53.73%
                       2004               16.96%
                       2005               18.60%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.67% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -17.70% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                              SINCE INCEPTION
                                                                    1 YEAR    (APRIL 30, 2001)
               Class IA                                              18.60%        14.76%

               S&P/Citigroup Extended Market Euro-Pacific (EMI
               EPAC)Index (reflects no deduction for fees or
               expenses)                                             22.08%        15.27%



INDEX: The S&P/Citigroup Extended Market Euro-Pacific (EMI EPAC) Index is a global equity index comprised of the smallest 20% of each country's market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the US and Canada. As of December 31, 2005, the range of market capitalizations of companies in the S&P/Citigroup Extended Market Euro-Pacific Index was between approximately $13.9 million and $18 billion. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

[TABLE TO BE UPDATED]



                                                                               CLASS IA
                                                                               --------
               SHAREHOLDER FEES
               (fees paid directly from your investment)
               Maximum sales charge (load) as a percentage of offering price   Not applicable
               Maximum deferred sales charge (load)                            Not applicable

               Exchange fees                                                   None

               ANNUAL OPERATING EXPENSES
               (expenses that are deducted from the fund's assets)
               Management fees                                                      0.85%
               Distribution and service (12b-1) fees                                None
               Other expenses                                                       0.23%
               Total operating expenses                                             1.08%



EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                       CLASS IA
                                                       --------
                    EXPENSES
                    (with or without redemption)
                    Year 1                               $___
                    Year 3                               $___
                    Year 5                               $___
                    Year 10                              $___



SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Simon H. Thomas

     - Director and Equity Portfolio Manager of Wellington Management International Ltd (an affiliate of Wellington Management)

     -    Portfolio Manager of the fund since January 2006

     -    Joined the firm as an investment professional in 2002

     -    University of Chicago Business School (2000-2002)

     -    Manager at Arthur Andersen (1992-2000)

     Nikunj Hindocha

     - Associate Director and Equity Research Analyst of Wellington Management International Ltd (an affiliate of Wellington Management)

     - Involved in portfolio management and securities analysis for the fund since January 2006

     -    Joined the firm as an investment professional in 2003

     - Analyst on the European Small Cap Investment team at Baring Asset Management (1998-2003)

     Daniel Maguire,

     - Equity Research Analyst of Wellington Management International Ltd (an affiliate of Wellington Management)

     - Involved in portfolio management and securities analysis for the fund since January 2006

     -    Joined the firm as an investment professional in 2004

     -    Equity Analyst at Insight Investment Management in the UK (2003-2004)

     -    Equity Analyst at HSBC Investment Bank (2000-2003)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD INTERNATIONAL STOCK HLS FUND

INVESTMENT GOAL. The Hartford International Stock HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund invests, under normal circumstances, at least 80% of its assets in common stocks. The fund focuses on common stocks and other equity securities of relatively large non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE(R) Index) that the fund's sub-adviser, Lazard Asset Management LLC ("Lazard"), believes are undervalued based on their earnings, cash flow or asset values.

Lazard attempts to identify undervalued securities through traditional measures of value, including low price to earnings ratios, high yield, unrecognized assets, potential for management change and the potential to improve profitability. Lazard's global investment specialists apply both quantitative and qualitative analysis to securities selection, and focus on individual stock selection rather than on general stock market trends.

In choosing stocks for the fund, Lazard looks for established companies in economically developed countries. The percentage of the fund's assets invested in particular geographic sectors may shift from time to time based on Lazard's judgment.

The fund may engage in forward currency exchange contracts to hedge its portfolio against unfavorable currency movements and to enhance returns.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Lazard's investment strategy significantly influences the fund's performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. In addition, overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. If the fund's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. Additionally, if the fund invests in countries or regions that experience economic downturns, performance could suffer.

If the fund uses foreign currency transactions it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. (The fund has been managed by the same sub-adviser since its inception.)

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


                                  CLASS IA TOTAL RETURNS
                                  ----------------------
                       1996               14.02%
                       1997               11.99%
                       1998               16.47%
                       1999               23.99%
                       2000               -9.79%
                       2001              -24.17%
                       2002               -9.74%
                       2003               30.01%
                       2004               15.31%
                       2005               11.40%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 18.25% (4TH QUARTER, 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.27% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                        1 YEAR     5 YEARS    10 YEARS
                Class IA(1)                              11.40%       2.71%       6.63%
                MSCI EAFE Index                          14.02%       4.94%       6.18%
                  (reflects no deduction for fees
                  or expenses)


(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.




     INDEX: The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

[TABLE TO BE UPDATED]


                                                                               CLASS IA
                                                                               --------
               SHAREHOLDER FEES
               (fees paid directly from your investment)
               Maximum sales charge (load) as a percentage of offering price   Not applicable
               Maximum deferred sales charge (load)                            Not applicable
               Exchange fees                                                   None

               ANNUAL OPERATING EXPENSES
               (expenses that are deducted from the fund's assets)
               Management fees                                                      0.85%
               Distribution and service (12b-1) fees                                None
               Other expenses                                                       0.11%
               Total operating expenses                                             0.96%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                       CLASS IA
                                                       --------
                    EXPENSES
                    (with or without redemption)
                    Year 1                               $___
                    Year 3                               $___
                    Year 5                               $___
                    Year 10                              $___


SUB-ADVISER

Lazard Asset Management LLC

PORTFOLIO MANAGERS

John R. Reinsberg

     -    Deputy Chairman, International and Global Products, Lazard

     -    Manager of the fund since its inception

     -    Joined Lazard in 1991

     -    Investment professional since 1981

Michael A. Bennett

     -    Managing Director, Lazard

     -    Manager of the fund since May 2003

     -    Joined Lazard in 1992

     -    Investment professional since 1987

Gabrielle M. Boyle

     -    Senior Managing Director, Lazard

     -    Manager of the fund since May 2003

     -    Joined Lazard in 1993

     -    Investment professional since 1990


Michael G. Fry

     -    Managing Director, Lazard Asset Management Limited, London

     -    Manager of the fund since November 2005

     -    Joined Lazard in 2005

     -    Investment professional since 1987


Michael Powers


     -    Managing Director, Lazard

     -    Manager of the fund since May 2003

     -    Joined Lazard in 1990

     -    Investment professional since 1990


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD LARGECAP GROWTH HLS FUND

INVESTMENT GOAL. The Hartford LargeCap Growth HLS Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in large capitalization companies, focusing on the common stocks of a limited number of large, carefully selected, high quality United States companies whose securities are believed likely to achieve superior earnings growth. The fund defines large capitalization companies as companies with market capitalizations similar to those of companies in the S&P 500 Index. Normally, about 60 to 70 companies will be represented in the fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 50-60% of the fund's assets. The fund is designed for those seeking to accumulate capital over time with less volatility than that typically associated with investments in smaller companies.

The fund's sub-adviser, Holland Capital, relies heavily upon the fundamental research and analysis of its experienced internal research staff. The Holland Capital staff generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions and/or niche products or services, strong financial condition, and superior earnings growth prospects. Emphasis is placed on identifying companies with above average prospective earnings growth that is not fully reflected in current market valuations.

Holland Capital expects the average market capitalization of companies represented in the fund's portfolio normally to be in the range of the average market capitalization of companies comprising the S&P 500 Index. As of December 31, 2005 the dollar-weighted average market capitalization of companies comprising the S&P 500 Index was $[ ] billion. The fund's dollar weighted average market capitalization as of such date was $[ ] billion.


Although the fund invests primarily in stocks of United States companies, it may invest up to 20% of its total assets in equity securities of non-U.S. companies. It may also invest up to 20% of its net assets in convertible securities.

The fund may buy and sell futures and options contracts. This will be done primarily to hedge the value of the fund's portfolio against potential adverse movements in securities prices, but may also be done to attempt to enhance returns.

During market declines, while adding to positions in favored stocks, the fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Holland Capital seeks to gain positive returns in rising markets while providing some measure of protection in declining markets.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization growth companies significantly influences its performance. Large capitalization stocks as a group could fall out of favor with the market causing the fund to underperform funds that focus on small- or medium-capitalization stocks. In addition, if Holland Capital incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that had been anticipated. If Holland Capital's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

Because the fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either positive or negative, on the fund's net asset value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

If the fund uses options and futures contracts, it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


                                  CLASS IA TOTAL RETURNS
                                  ----------------------
                       1999               27.22%
                       2000              -17.95%
                       2001              -14.89%
                       2002              -31.04%
                       2003               23.42%
                       2004               11.54%
                       2005                0.99%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 17.41% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -18.10% (3RD QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                             SINCE INCEPTION
                                                       1 YEAR     5 YEARS     (MAY 1, 1998)
               Class IA(1)                               0.99%     -3.99%              0.13%
               S&P 500 Index                             4.91%      0.55%              3.09%(2)
                 (reflects no deduction for fees
                 or expenses)


(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.
(2)  Return is from 4/30/98.

     INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

[TABLE TO BE UPDATED]


                                                                               CLASS IA
                                                                               --------
               SHAREHOLDER FEES
               (fees paid directly from your investment)
               Maximum sales charge (load) as a percentage of offering price   Not applicable
               Maximum deferred sales charge (load)                            Not applicable
               Exchange fees                                                   None

               ANNUAL OPERATING EXPENSES
               (expenses that are deducted from the fund's assets)
               Management fees(1)                                                   0.90%
               Distribution and service (12b-1) fees                                None
               Other expenses                                                       0.06%
               Total operating expenses                                             0.96%


(1) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2006. While such waiver is in effect, the management fee is 0.80%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                       CLASS IA
                                                       --------
                    EXPENSES
                    (with or without redemption)
                    Year 1                               $___
                    Year 3                               $___
                    Year 5                               $___
                    Year 10                              $___


SUB-ADVISER

Holland Capital

PORTFOLIO MANAGERS

Louis A. Holland

     - Managing Partner and Chief Investment Officer of Holland Capital Management, L.P.


     -    Co-Manager of the fund since December 19, 2003


     - Member of the Investment Policy Committee (comprised of portfolio managers and equity analysts) with final authority for investment decisions


     -    Investment professional for over thirty-five years


Monica L. Walker

     -    Partner and Equity Portfolio Manager of Holland Capital
          Management, L.P.

     -    Co-Manager of the fund since December 19, 2003


     - Member of the Investment Policy Committee (comprised of portfolio managers and equity analysts) with final authority for investment decisions


     -    Investment professional for over twenty years


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD MIDCAP STOCK HLS FUND

INVESTMENT GOAL. The Hartford MidCap Stock HLS Fund seeks total investment returns, including capital appreciation and income, that consistently outperform the Standard & Poor's 400 MidCap Index ("S&P MidCap").

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of medium capitalization companies ("mid cap companies"). Mid cap companies are generally defined as those that have market values between $1 billion and $12 billion.

The fund's sub-adviser, Northern Capital Management, LLC ("Northern Capital"), seeks to provide investment returns that exceed the overall mid cap market. Northern Capital's strategy is to provide investment returns from a diversified portfolio of 50-60 growth stocks while incurring a minimum level of portfolio risk.

Northern Capital believes investors will pay more for a company the higher the earnings growth rate and the longer growth is expected to persist. Historically, firms that maintain competitive advantages tend to exhibit above average long-term earnings growth. Therefore, Northern Capital conducts bottom-up fundamental research to identify and select growth companies that have sustainable competitive advantages. Northern Capital constructs portfolios from this select group by purchasing securities where the market price does not fully reflect the company's underlying growth prospects. Northern Capital's process is predicated on the belief that investing in this disciplined manner will produce long-term results that systematically exceed the returns for the overall mid cap market.

The fund may buy and sell futures and options contracts. This will be done primarily to hedge the value of the fund's portfolio against potential adverse movements in securities prices, but may also be done to enhance returns.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Northern Capital's investment strategy significantly influences the fund's performance. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. If the fund's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

If the fund uses options and futures contracts, it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. (The fund has been managed by the same sub-adviser since its inception.)

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


                                  CLASS IA TOTAL RETURNS
                                  ----------------------
                       1999              10.97%
                       2000               8.71%
                       2001              -4.17%
                       2002             -13.06%
                       2003              31.05%
                       2004              12.83%
                       2005               4.55%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.69% (4TH QUARTER, 2001) AND THE LOWEST QUARTERLY RETURN WAS -16.14% (3RD QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                           SINCE INCEPTION
                                                      1 YEAR    5 YEARS     (MAY 1, 1998)
               Class IA(1)                               4.55%     5.19%          5.51%
               S&P 400 MidCap Index                     12.56%     8.61%         10.46%(2)
                 (reflects no deduction for fees
                 or expenses)


(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.
(2)  Return is from 4/30/98.

     INDEX: The S&P 400 MidCap Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity markets. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

[TABLE TO BE UPDATED]


                                                                               CLASS IA
                                                                               --------
               SHAREHOLDER FEES
               (fees paid directly from your investment)
               Maximum sales charge (load) as a percentage of offering price   Not applicable
               Maximum deferred sales charge (load)                            Not applicable
               Exchange  fees                                                  None

               ANNUAL OPERATING EXPENSES
               (expenses that are deducted from the fund's assets)
               Management fees(1)                                                   0.90%
               Distribution and service (12b-1) fees                                None
               Other expenses                                                       0.04%
               Total operating expenses                                             0.94%


(1) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2006. While such waiver is in effect, the management fee is 0.70%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                       CLASS IA
                                                       --------
                    EXPENSES
                    (with or without redemption)
                    Year 1                               $___
                    Year 3                               $___
                    Year 5                               $___
                    Year 10                              $___


SUB-ADVISER

Northern Capital

PORTFOLIO MANAGERS

Daniel T. Murphy


     -    President and Chief Investment Officer for the last five years

     -    Co-portfolio manager of the fund since October 1, 2004

     -    Joined Northern Capital in 1995

     - Head of the investment management group, where he is responsible for all aspects of portfolio management

     - Chairman of Investment Committee, where he participates in the firm's investment strategy and portfolio management decisions

     - Co-head of portfolio management team, where he is responsible for the firm's security valuation modeling

     - Also conducts primary research and stock selection activities for various industry groups


Brian A. Hellmer


     -    Senior Vice President and Director of Research of Northern Capital

     -    Co-portfolio manager of the fund since October 1, 2004

     -    Joined Northern Capital in 1996

     -    Director of Research at Northern Capital for the last five years

     - Manages investment analysts and traders, and has portfolio management responsibility for client accounts

     - Member of Investment Committee, where he participates in the firm's investment strategy and portfolio management decisions

     - Co-head of portfolio management team, where he is responsible for the firm's security valuation efforts

     - Conducts primary research and stock selection activities for various industry groups


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD MONEY MARKET HLS FUND

INVESTMENT GOAL. The Hartford Money Market HLS Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by the fund's sub-adviser, Hartford Investment Management. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its total assets in securities of foreign issuers.

The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if Hartford Investment Management does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


                                CLASS IA TOTAL RETURNS
                                ----------------------
                        1996                     5.18%
                        1997                     5.31%
                        1998                     5.25%
                        1999                     4.89%
                        2000                     6.10%
                        2001                     3.87%
                        2002                     1.47%
                        2003                     0.75%
                        2004                     0.94%
                        2005                     2.84%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 1.57% (4TH QUARTER, 2000) AND THE LOWEST QUARTERLY RETURN WAS 0.16% (2ND QUARTER, 2004).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                          1 YEAR     5 YEARS     10 YEARS
                    Class IA                                 2.84%       1.97%       3.65%
                    60-Day Treasury Bill Index               3.13%       2.11%       3.65%
                      (reflects no deduction for fees
                      or expenses)


     INDEX: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.

     Please call 1-800-862-6668 for the fund's most recent current and effective yield information.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

[TABLE TO BE UPDATED]


                                                                                    CLASS IA
                                                                                    --------
                    SHAREHOLDER FEES
                    (fees paid directly from your investment)
                    Maximum sales charge (load) as a percentage of offering price   Not applicable
                    Maximum deferred sales charge (load)                            Not applicable
                    Exchange fees                                                   None

                    ANNUAL OPERATING EXPENSES
                    (expenses that are deducted from the fund's assets)
                    Management fees                                                      0.45%
                    Distribution and service (12b-1) fees                                None
                    Other expenses                                                       0.03%
                    Total operating expenses                                             0.48%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                     CLASS IA
                                                     --------
                    EXPENSES
                    (with or without redemption)
                    Year 1                             $___
                    Year 3                             $___
                    Year 5                             $___
                    Year 10                            $___


SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGERS

Robert Crusha


     -    Vice President of Hartford Investment Management

     -    Manager of the fund since May 2002

     -    Joined Hartford Investment Management in 1993

     - Investment professional involved in trading and portfolio management since 1995


Adam Tonkinson


     -    Assistant Vice President of Hartford Investment Management

     -    Assistant Portfolio Manager of the fund since March 2004

     -    Joined Hartford Investment Management in 2001

     - Investment professional involved in securities analysis since 2001 and securities trading since 2002

     - Prior to joining Hartford Investment Management, attended Yale School of Management from 1999 to 2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD MORTGAGE SECURITIES HLS FUND

INVESTMENT GOAL. The Hartford Mortgage Securities HLS Fund seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of its assets in high quality mortgage-related securities either (i) issued by U.S. Government agencies, instrumentalities or sponsored corporations, or (ii) rated "A" or better by Moody's or S&P or, if not rated, which are of equivalent investment quality as determined by Hartford Investment Management. These U.S. Government agencies, instrumentalities or sponsored corporations may include the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

At times the fund may invest in mortgage-related securities not meeting the foregoing investment quality standards when Hartford Investment Management deems such investments to be consistent with the fund's investment objective; however, no such investments are made in excess of 20% of the fund's total assets. Such investments are considered mortgage-related securities for purposes of the investment strategy that the fund invest at least 80% of its assets in mortgage-related securities.

In addition, the fund may invest in mortgage-related securities known as collateralized mortgage obligations, including residential and commercial mortgage-backed securities which are issued by governmental agencies or private entities.

The fund may also purchase asset-backed securities.

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, prepayment risk, and manager risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Prepayment risk refers to the possibility that any mortgage securities held by the fund may be adversely affected by changes in prepayment rates on the underlying mortgages. If prepayments increase as a result of lower interest rates the fund may have to invest a portion of its assets at lower rates.

Hartford Investment Management's investment strategy significantly influences the fund's performance. Mortgage securities as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other categories. Similarly, if the manager's selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR



                           CLASS IA TOTAL RETURNS
                           ----------------------
                    1996                    5.07%

                    1997                    9.01%
                    1998                    6.72%
                    1999                    1.52%
                    2000                   10.28%
                    2001                    7.50%
                    2002                    8.15%
                    2003                    2.29%
                    2004                    4.12%
                    2005                    2.36%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 3.83% (3RD QUARTER, 2001) AND THE LOWEST QUARTERLY RETURN WAS -1.32% (2ND QUARTER, 2004).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                        1 YEAR   5 YEARS   10 YEARS
                  Class IA                                              2.36%    4.85%        5.66%

                  Lehman  Mortgage-Backed  Securities Index (reflects
                  no deduction for fees or expenses)                    2.61%    5.43%        6.17%



INDEX: Lehman Mortgage-Backed Securities Index is an index of mortgage backed pass-through securities of the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

[TABLE TO BE UPDATED]



                                                                                    CLASS IA
                                                                                    --------
                    SHAREHOLDER FEES
                    (fees paid directly from your investment)
                    Maximum sales charge (load) as a percentage of offering price   Not applicable
                    Maximum deferred sales charge (load)                            Not applicable
                    Exchange fees                                                   None

                    ANNUAL OPERATING EXPENSES
                    (expenses that are deducted from the fund's assets)
                    Management fees                                                      0.45%
                    Distribution and service (12b-1) fees                                None
                    Other expenses                                                       0.04%
                    Total operating expenses                                             0.49%



EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                   CLASS IA
                                                   --------
                    EXPENSES
                    (with or without redemption)
                    Year 1                           $___
                    Year 3                           $___
                    Year 5                           $___
                    Year 10                          $___



SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGERS

Christopher Hanlon

     -    Senior Vice President of Hartford Investment Management

     -    Co-Manager of the fund since March 2004

     - Joined Hartford Investment Management in 1988 and has served as a portfolio manager since 1994.

Russell M. Regenauer

     -    Senior Vice President of Hartford Investment Management

     -    Co-Manager of the fund since September 2003

     - Joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD SMALLCAP GROWTH HLS FUND

INVESTMENT GOAL. The Hartford SmallCap Growth HLS Fund seeks to maximize short- and long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund's sub-adviser, Wellington Management, believes have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2005, this range was between approximately $26 million and $4 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

The fund's portfolio is constructed stock by stock, an investment approach Wellington Management refers to as "bottom up." However, in constructing the fund's portfolio, Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


                           CLASS IA TOTAL RETURNS
                           ----------------------
                    1996                    7.64%
                    1997                    1.43%
                    1998                   21.17%
                    1999                  109.25%
                    2000                  -15.08%
                    2001                  -20.18%
                    2002                  -28.83%
                    2003                   50.06%
                    2004                   15.43%
                    2005                   11.02%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 60.73% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -29.17% (3RD QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                         1 YEAR      5 YEARS    10 YEARS
                    Class IA(1)                            11.02%       1.78%       9.89%
                    Russell 2000 Growth Index
                      (reflects no deduction for fees
                      or expenses)                          4.15%       2.28%       4.69%


(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.

     INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

[TABLE TO BE UPDATED]


                                                                                        CLASS IA
                                                                                        --------
                    SHAREHOLDER FEES
                    (fees paid directly from your investment)
                    Maximum sales charge (load) as a percentage of offering price       Not applicable
                    Maximum deferred sales charge (load)                                Not applicable
                    Exchange fees                                                       None

                    ANNUAL OPERATING EXPENSES
                    (expenses that are deducted from the fund's assets)
                    Management fees                                                          0.62%
                    Distribution and service (12b-1) fees                                    None
                    Other expenses                                                           0.02%
                    Total operating expenses                                                 0.64%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                     CLASS IA
                                                     --------
                    EXPENSES
                    (with or without redemption)
                    Year 1                             $___
                    Year 3                             $___
                    Year 5                             $___
                    Year 10                            $___


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

David J. Elliott


     -    Vice President and Equity Portfolio Manager of Wellington Management

     -    Portfolio manager of the fund since April 2001

     - Joined Wellington Management in 1995 and has been an investment professional since 1999


Doris T. Dwyer


     -    Vice President and Equity Portfolio Manager of Wellington Management


     -    Joined Wellington Management as an investment professional in 1998

     - Involved in portfolio management and securities analysis for the fund since April 2001

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD SMALLCAP VALUE HLS FUND

INVESTMENT GOAL. The Hartford SmallCap Value HLS Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund pursues its objective by investing at least 80% of its assets in common stocks of small companies, focusing on those companies whose stock prices are believed to be undervalued. Small companies are those whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index [($___ billion as of December 31, 2005).] This average is updated monthly. In certain unusual circumstances, the fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization. The fund's median market capitalization was $[ ] billion as of December 31, 2005.]
The fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.


The fund is sub-advised by Janus Capital Management LLC ("Janus"), which has contracted with Perkins, Wolf, McDonnell and Company, LLC (the "Manager") to provide day-to-day investment management for the fund. In selecting securities for the fund, the Manager generally looks for companies with:


     a low price relative to their assets, earnings, cash flow or business franchise;

     products and services that give them a competitive advantage; and

     quality balance sheets and strong management.


The Manager's philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation.

The Manager will generally sell a security when it no longer meets the Manager's investment criteria or when it has met the Manager's expectations for appreciation.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The Manager's investment strategy will influence performance significantly. Stocks of small companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Such stocks may also pose greater liquidity risks. Additionally, overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. If the Manager's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund's investments are often focused in a small number of business sectors, which may pose greater liquidity risk and increases the risk of the fund should adverse economic developments occur in one of those sectors. In addition, the fund may invest in certain securities with unique risks, such as special situations. Special situations are companies about to undergo a structural, financial or management change, which may significantly affect the value of their securities.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


                            CLASS IA TOTAL RETURNS
                            ----------------------
                      1999                  15.34%
                      2000                  27.00%
                      2001                  21.01%
                      2002                 -15.17%
                      2003                  38.46%
                      2004                  13.98%
                      2005                   8.11%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 24.92% (4TH QUARTER, 2001) AND THE LOWEST QUARTERLY RETURN WAS -23.31% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                SINCE INCEPTION
                                                         1 YEAR      5 YEARS     (MAY 1, 1998)
                    Class IA(1)                             8.11%      11.86%             12.24%
                    Russell 2000 Value Index                4.71%      13.55%              9.19%(2)
                      (reflects no deduction for fees
                      or expenses)


(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.
(2)  Return is from 4/30/98.


     INDEX: The Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companieswith lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

[TABLE TO BE UPDATED]


                                                                                        CLASS IA
                                                                                        --------
                    SHAREHOLDER FEES
                    (fees paid directly from your investment)
                    Maximum sales charge (load) as a percentage of offering price       Not applicable
                    Maximum deferred sales charge (load)                                Not applicable
                    Exchange fees                                                       None

                    ANNUAL OPERATING EXPENSES
                    (expenses that are deducted from the fund's assets)
                    Management fees                                                          0.87%
                    Distribution and service (12b-1) fees                                    None
                    Other expenses                                                           0.05%
                    Total operating expenses                                                 0.92%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                     CLASS IA
                                                     --------
                    EXPENSES
                    (with or without redemption)
                    Year 1                             $___
                    Year 3                             $___
                    Year 5                             $___
                    Year 10                            $___


SUB-ADVISER

Janus

PORTFOLIO MANAGERS

Janus has contracted with Perkins, Wolf, McDonnell and Company, LLC (the "Manager") to provide day-to-day investment management for the fund. The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio. Each of the portfolio managers listed has full investment discretion over the fund's portfolio, although Robert H. Perkins, as the lead co-manager, has ultimate decision-making authority for the fund's daily investment decisions.

Robert H. Perkins


     -    President and Director of the Manager

     - Investment manager since 1970 and manager of the fund since its inception (May 1998)

Thomas H. Perkins


     -    Investment manager since 1974 and manager of the fund since 1999

     -    Joined the Manager in 1998

     - Portfolio manager of valuation sensitive growth portfolios for Alliance Capital, 1984-1998


Todd Perkins


     -    Co-manager of the fund since May 2005

     - Joined the Manager in 1998 as head trader and research analyst, focusing on companies in the industrial, materials and financial sectors


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD STOCK HLS FUND

INVESTMENT GOAL. The Hartford Stock HLS Fund seeks long-term growth of capital, with income as a secondary consideration.


PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high quality companies. The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management also analyzes the general economic and investment environment, including the evaluation of economic conditions, U.S. fiscal and monetary policy, and investor sentiment.

In general, the fund selects companies to invest in that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks within a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.


The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


                              CLASS IA TOTAL RETURNS
                              ----------------------
                       1996                   24.37%
                       1997                   31.38%
                       1998                   33.47%
                       1999                   19.78%
                       2000                   -7.04%
                       2001                  -12.23%
                       2002                  -24.25%

                       2003                   26.47%
                       2004                    4.17%
                       2005                    9.62%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.17% (4TH QUARTER, 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.30% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                   1 YEAR   5 YEARS   10 YEARS
Class IA                                                            9.62%    -0.81%     8.83%
S&P 500 Index (reflects no deduction for fees or expenses)          4.91%     0.55%     9.07%


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


[TABLE TO BE UPDATED]


                                                                                        CLASS IA
                                                                                        --------
                    SHAREHOLDER FEES
                    (fees paid directly from your investment)
                    Maximum sales charge (load) as a percentage of offering price       Not applicable
                    Maximum deferred sales charge (load)                                Not applicable
                    Exchange fees                                                       None

                    ANNUAL OPERATING EXPENSES
                    (expenses that are deducted from the fund's assets)
                    Management fees                                                          0.46%
                    Distribution and service (12b-1) fees                                    None
                    Other expenses                                                           0.03%
                    Total operating expenses                                                 0.49%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                   CLASS IA
                                                   --------
                    EXPENSES
                    (with or without redemption)
                    Year 1                           $___
                    Year 3                           $___
                    Year 5                           $___
                    Year 10                          $___


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Steven T. Irons


     - Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management


     -    Portfolio manager of the fund since May 2005

     -    Joined Wellington Management as an investment professional in 1993


Peter I. Higgins, CFA

     -    Vice President and Equity Portfolio Manager of Wellington Management

     - Involved in Portfolio Management and securities analysis of the equity portion of the fund since November 2005

     -    Joined Wellington Management as an investment professional in October
          2005

     - Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005


Saul J. Pannell


     -    Senior Vice President and Equity Portfolio Manager of Wellington
          Management


     - Involved in portfolio management and securities analysis for the fund since May 2005

     -    Joined Wellington Management as an investment professional in 1974

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD TOTAL RETURN BOND HLS FUND


INVESTMENT GOAL. The Hartford Total Return Bond HLS Fund seeks competitive total return, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers.


The fund normally invests at least 70% of its total assets in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" by Moody's or "BB" by S&P or lower, or securities which, if unrated, are determined by the fund's sub-adviser, Hartford Investment Management, to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "junk bonds." The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.


The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

Hartford Investment Management uses what is sometimes referred to as a "top-down" analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a yield perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.


The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call " -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for bank certain loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


                           CLASS IA TOTAL RETURNS
                           ----------------------
                    1996                    3.52%
                    1997                   11.35%
                    1998                    8.15%
                    1999                   -2.02%
                    2000                   11.99%
                    2001                    8.68%
                    2002                   10.08%
                    2003                    7.85%
                    2004                    4.62%
                    2005                    2.45%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 4.22% (4TH QUARTER, 2002) AND THE LOWEST QUARTERLY RETURN WAS -2.23% (2ND QUARTER, 2004).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                         1 YEAR      5 YEARS    10 YEARS
                    Class IA                                2.45%       6.70%       6.58%
                    Lehman Brothers U.S. Aggregate
                    Bond Index
                      (reflects no deduction for fees
                      or expenses)                          2.43%       5.87%       6.16%


     INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

[TABLE TO BE UPDATED]


                                                                                        CLASS IA
                                                                                        --------
                    SHAREHOLDER FEES
                    (fees paid directly from your investment)
                    Maximum sales charge (load) as a percentage of offering price       Not applicable
                    Maximum deferred sales charge (load)                                Not applicable
                    Exchange fees                                                       None

                    ANNUAL OPERATING EXPENSES
                    (expenses that are deducted from the fund's assets)
                    Management fees                                                          0.46%
                    Distribution and service (12b-1) fees                                    None
                    Other expenses                                                           0.04%
                    Total operating expenses                                                 0.50%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                     CLASS IA
                                                     --------
                    EXPENSES
                    (with or without redemption)
                    Year 1                             $___
                    Year 3                             $___
                    Year 5                             $___
                    Year 10                            $___


SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGER

Nasri Toutoungi


     -    Managing Director of Hartford Investment Management

     -    Manager of the fund since 2003

     -    Joined Hartford Investment Management in 2003

     - Previously, Managing Director of Blackrock, Inc. from 1998 to January 2002, and a Director and Partner of Rogge Global Partners from 1997 to 1998


The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

INVESTMENT GOAL. The Hartford U.S. Government Securities HLS Fund seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. In attempting to maximize total return, the fund also seeks to invest in securities that the fund's sub-adviser, Hartford Investment Management, expects to appreciate in value. The fund tends to focus on maintaining a bond portfolio with an average life between one and ten years.


[For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded [___%.]


MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Entities such as Freddie Mac, Fannie Mae and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and the mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Pass-through securities issued by Fannie Mae and most of those issued by Freddie Mac are guaranteed as to timely payment of principal and interest by Fannie Mae or Freddie Mac, respectively, but are not backed by the full faith and credit of the U.S. Government. Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


                           CLASS IA TOTAL RETURNS
                           ----------------------
                    1995                   18.78%
                    1996                    2.21%
                    1997                    9.08%
                    1998                    8.87%
                    1999                   -1.94%
                    2000                   11.81%
                    2001                    7.50%
                    2002                   10.73%
                    2003                    2.15%
                    2004                    2.07%
                    2005                    1.55%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 5.23% (3RD QUARTER, 2002) AND THE LOWEST QUARTERLY RETURN WAS -2.71% (1ST QUARTER, 1996).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                           1 YEAR      5 YEARS    10 YEARS
                    Class IA(1)                             1.55%       4.74%       5.31%
                    Lehman Brothers Intermediate            2.65%       5.39%       5.94%
                    Government Bond Index
                      (reflects no deduction for fees
                      or expenses)


(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.

     INDEX: The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

[TABLE TO BE UPDATED]


                                                                                        CLASS IA
                                                                                        --------
                    SHAREHOLDER FEES
                    (fees paid directly from your investment)
                    Maximum sales charge (load) as a percentage of offering price       Not applicable
                    Maximum deferred sales charge (load)                                Not applicable
                    Exchange fees                                                       None

                    ANNUAL OPERATING EXPENSES
                    (expenses that are deducted from the fund's assets)
                    Management fees                                                          0.45%
                    Distribution and service (12b-1) fees                                    None
                    Other expenses                                                           0.02%
                    Total operating expenses                                                 0.47%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                     CLASS IA
                                                     --------
                    EXPENSES
                    (with or without redemption)
                    Year 1                             $___
                    Year 3                             $___
                    Year 5                             $___
                    Year 10                            $___


SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGERS

Christopher Hanlon


     -    Senior Vice President of Hartford Investment Management

     -    Manager of the fund since March 2004

     - Joined Hartford Investment Management in 1988 and has served as a portfolio manager since 1994.


Russell M. Regenauer


     -    Senior Vice President of Hartford Investment Management

     -    Assistant portfolio manager of the fund since September 2002

     - Joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD VALUE HLS FUND

INVESTMENT GOAL. The Hartford Value HLS Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $3 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund employs what is often called a "bottom-up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The approach highlights companies with market capitalizations above $3 billion and estimated below-average price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Purchase candidates provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Market timing is not employed, and limited consideration is given to economic analysis in establishing sector and industry weightings.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group could fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked, or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR



                           CLASS IA TOTAL RETURNS
                           ----------------------
                    2002                  -22.64%
                    2003                   28.60%
                    2004                   10.71%
                    2005                    8.13%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.52% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -19.69% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                 SINCE INCEPTION
                                                                      1 YEAR     (APRIL 30, 2001)
                    Class IA                                            8.13%           3.82%

                    Russell 1000 Value Index (reflects no deduction
                    for fees or expenses)                               7.05%           5.94%



INDEX: The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalizations.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

[TABLE TO BE UPDATED]



                                                                                        CLASS IA
                                                                                        --------
                    SHAREHOLDER FEES
                    (fees paid directly from your investment)
                    Maximum sales charge (load) as a percentage of offering price       Not applicable
                    Maximum deferred sales charge (load)                                Not applicable
                    Exchange fees                                                       None

                    ANNUAL OPERATING EXPENSES
                    (expenses that are deducted from the fund's assets)
                    Management fees                                                          0.82%
                    Distribution and service (12b-1) fees                                    None
                    Other expenses                                                           0.05%
                    Total operating expenses                                                 0.87%



EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                     CLASS IA
                                                     --------
                    EXPENSES
                    (with or without redemption)
                    Year 1                             $___
                    Year 3                             $___
                    Year 5                             $___
                    Year 10                            $___



SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

John R. Ryan, CFA

     - Senior Vice President, Managing Partner and Equity Portfolio Manager of Wellington Management

     -    Portfolio manager of the fund since inception (April 2001)

     -    Joined Wellington Management as an investment professional in 1981

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

HARTFORD VALUE OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford Value Opportunities HLS Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that the fund's sub-adviser, Wellington Management, believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power, and growth potential. Stocks are selected whose issuers have the most compelling blend of the following attributes:


     high fundamental investment value,

     a strong management team, and

     strong industry position.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR


                           CLASS IA TOTAL RETURNS
                           ----------------------
                    1997             25.24%
                    1998              9.64%
                    1999              8.96%
                    2000             18.49%
                    2001             -2.55%
                    2002            -24.95%
                    2003             41.87%
                    2004             18.87%
                    2005              8.32%



DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.05% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -18.32% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                  SINCE INCEPTION
                                                         1 YEAR      5 YEARS       (MAY 1, 1996)
                    Class IA(1)                            8.32%       5.97%              10.56%
                    Russell 3000 Value Index               6.85%       5.86%              10.75%(2)
                      (reflects no deduction for fees
                      or expenses)
                    Russell 1000 Value Index               7.05%       5.28%              10.65%(2)
                    (reflects no deduction for fees
                    or expenses)


(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.
(2)  Return is from 4/30/96.


     INDICES: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

[TABLE TO BE UPDATED]


                                                                                        CLASS IA
                                                                                        --------
                    SHAREHOLDER FEES
                    (fees paid directly from your investment)
                    Maximum sales charge (load) as a percentage of offering price       Not applicable
                    Maximum deferred sales charge (load)                                Not applicable
                    Exchange fees                                                       None

                    ANNUAL OPERATING EXPENSES
                    (expenses that are deducted from the fund's assets)
                    Management fees                                                          0.64%
                    Distribution and service (12b-1) fees                                    None
                    Other expenses                                                           0.03%
                    Total operating expenses                                                 0.67%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                     CLASS IA
                                                     --------
                    EXPENSES
                    (with or without redemption)
                    Year 1                             $___
                    Year 3                             $___
                    Year 5                             $___
                    Year 10                            $___


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

This fund has been managed by a team specializing in all-cap value investing since 2001. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors are made collectively by the team.

James H. Averill


     -    Senior Vice President and Equity Research Analyst of Wellington
          Management

     -    Joined Wellington Management as an investment professional in 1985

     - Involved in portfolio management and securities analysis for the fund since 2001 focused primarily on the finance, retail, capital goods, health services and paper industries

David R. Fassnacht


     -    Senior Vice President and Equity Portfolio Manager of Wellington
          Management

     -    Joined Wellington Management as an investment professional in 1991

     - Involved in portfolio management and securities analysis for the fund since 2001 focused primarily on the communications services, media, pharmaceutical, airline and chemical industries


James N. Mordy


     -    Senior Vice President and Equity Portfolio Manager of Wellington
          Management

     -    Joined Wellington Management as an investment professional in 1985

     - Involved in portfolio management and securities analysis for the fund since 2001 focused primarily on the technology, energy, construction and utilities sectors


David W. Palmer


     -    Vice President and Equity Research Analyst of Wellington Management

     -    Joined Wellington Management as an investment professional in 1998

     - Involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the metals, communications equipment, rail, energy and specialty finance sectors


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT RISKS GENERALLY


Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds, except for Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund may invest in equity securities as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Advisers HLS Fund, Global Advisers HLS Fund, High Yield HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund, Total Return Bond HLS Fund and Government Securities HLS Fund may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds entails special additional risks.


USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES


From time to time, as part of its principal investment strategy, each fund (other than Money Market HLS Fund, which may invest in high quality money market securities at any time) may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of upswings and limit its ability to meet its investment objective.


USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES


Blue Chip Stock HLS Fund, Capital Opportunities HLS Fund, International Small Company HLS Fund, International Stock HLS Fund, LargeCap Growth HLS Fund, and MidCap Stock HLS Fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices as a principal investment strategy. Each other fund (except Money Market HLS Fund) may employ these techniques. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.


These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.


The use of derivatives is a principal investment strategy for Global Advisers HLS Fund only.


FOREIGN INVESTMENTS

Except as noted below, each fund, except Index HLS Fund, MidCap Stock HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund, SmallCap Value HLS Fund and U.S. Government Securities HLS Fund, may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. Money Market HLS Fund may invest in securities of foreign issuers or borrowers, but not in non-dollar securities and loans, as part of its principal investment strategy. Index HLS Fund may invest in securities of foreign issuers or borrowers, but not in non-dollar securities and not as part of its principal investment strategy. Mortgage Securities HLS Fund may hold foreign investments, but not as part of its principal investment strategy. MidCap Stock HLS Fund and SmallCap Value HLS Fund may invest in securities of foreign issuers and non-dollar securities, but not as part of their principal investment strategy. U.S. Government Securities HLS Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy.

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States.


Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS


Capital Appreciation HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund and International Small Company HLS Fund may invest in emerging markets as part of its principal investment strategy. Each other fund, except Money Market HLS Fund and U.S. Government Securities HLS Fund, may invest in emerging markets, but not as a part of their principal investment strategy.


The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

Growth Opportunities HLS Fund, International Small Company HLS Fund, SmallCap Growth HLS Fund, SmallCap Value HLS Fund and Value Opportunities HLS Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Each other fund, except Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund, may hold securities of such companies, but not as a principal investment strategy.


Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES

Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the 1940 Act, such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. SmallCap Value HLS Fund may not invest in other investment companies, except in connection with a plan of merger, consolidation, reorganization or acquisition of assets, or in the open market involving no commission or profit to a sponsor or dealer (other than a customary broker's commission). Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "QUBES" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "iSHARES," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

Generally, a fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.


Blue Chip Stock HLS Fund may invest in shares of the T. Rowe Price Reserve Investment Funds, Inc., money market funds managed by T. Rowe Price (Blue Chip Stock HLS Fund's sub-adviser) and made available to clients of T. Rowe Price. The T. Rowe Price Reserve Investment Fund does not charge investment advisory fees and T. Rowe Price received an exemptive order from the Securities and Exchange Commission that permits a fund to invest up to 25% of total assets in the T. Rowe Price Reserve Investment Fund.


ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES


[To be updated]

[Focus HLS Fund, Global Leaders HLS Fund, Growth Opportunities HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund, SmallCap Growth HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund] may have relatively high portfolio turnover. The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses and transaction costs for a fund, and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for shareholders.


TERMS USED IN THIS PROSPECTUS

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.


FOREIGN ISSUERS AND FOREIGN BORROWERS: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

NON-DOLLAR SECURITIES AND LOANS: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.


INVESTMENT POLICIES


Blue Chip Stock HLS Fund, Disciplined Equity HLS Fund, Equity Income HLS Fund, High Yield HLS Fund, International Small Company HLS Fund, International Stock HLS Fund, LargeCap Growth HLS Fund, MidCap Stock HLS Fund, Mortgage Securities HLS Fund, SmallCap Growth HLS Fund, SmallCap Value HLS Fund, Stock HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, due to changes in value of portfolio assets, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of that fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.


ADDITIONAL INVESTMENT STRATEGIES AND RISKS


Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).


DISCLOSURE OF PORTFOLIO HOLDINGS


The funds will disclose their complete calendar quarter-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each calendar quarter. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available (i) in the funds' SAI; and (ii) on the funds' website. See the SAI for further details.

MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGER


HL Investment Advisors, LLC ("HL Advisors") is the investment manager to each fund. As investment manager, HL Advisors is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. In addition, Hartford Life provides administrative services to each fund. HL Advisors and Hartford Life are wholly-owned indirect subsidiaries of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with $323 billion in assets under management as of December 31, 2005. HL Advisors had over $61.0 billion in assets under management as of December 31, 2005. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds rely on an exemptive order from the SEC under which they use a "Manager of Managers" structure. HL Advisors has responsibility, subject to oversight by the Board of Directors of Hartford HLS Series Fund II, Inc., to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HL Advisors to appoint new sub-advisers, not affiliated with HL Advisors, with the approval by the Board of Directors and without obtaining approval from those contract holders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected contract holders will receive information about the new sub-advisory relationship.

[THIS SECTION TO BE UPDATED]


There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual funds companies. These regulatory inquiries have focused on a number of mutual fund issues including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual-fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission ("SEC"), subpoenas from the New York Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking, and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues.

The SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing. The funds are available for purchase by the separate accounts of different variable life insurance policies, variable annuity products, and funding agreements, and they are offered directly to certain qualified retirement plans. Although existing products contain transfer restrictions between subaccounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against The Hartford with respect to certain owners of older variable annuity products, The Hartford's ability to restrict transfers by these owners is limited. The SEC's Division of Enforcement also is investigating aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford also has received a subpoena from the New York Attorney General's Office requesting information related to the Company's group annuity products. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office and other regulatory agencies.

A number of companies have announced settlements of enforcement actions with various regulatory agencies, primarily the SEC and the New York Attorney General's Office, which have included a range of monetary penalties and restitution. While no such action has been initiated against The Hartford, the SEC and the New York Attorney General's Office are likely to take some action at the conclusion of the on-going investigations related to market timing and directed brokerage. The potential timing of any such action is difficult to predict. If such an action is brought, it could have a material adverse effect on The Hartford's consolidated results of operations or cash flows in particular quarterly or annual periods, but The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.

In addition, The Hartford has been served with five consolidated putative national class actions, now consolidated into a single putative class action, IN RE HARTFORD MUTUAL FUNDS FEE LITIGATION, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford's Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. The defendants in this case include various Hartford entities, Wellington Management, The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., the Retail Funds themselves and certain of the directors of the Retail Funds, who also serve as directors of the funds. This litigation is not expected to result in a material adverse effect on the funds.


THE INVESTMENT SUB-ADVISERS


HIGH YIELD HLS FUND, INDEX HLS FUND, MONEY MARKET HLS FUND, MORTGAGE SECURITIES HLS FUND, TOTAL RETURN BOND HLS FUND AND U.S. GOVERNMENT SECURITIES HLS FUND. Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to High Yield HLS Fund, Index HLS Fund, Money Market
HLS Fund, Mortgage Securities HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, it's affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2005, Hartford Investment Management had investment management authority over approximately $116 billion in assets. Hartford Investment Management is principally located at 55 Farmington
Avenue, Hartford, Connecticut 06105.

ADVISERS HLS FUND, CAPITAL APPRECIATION HLS FUND, DISCIPLINED EQUITY HLS FUND, DIVIDEND AND GROWTH HLS FUND, EQUITY INCOME HLS FUND, FOCUS HLS FUND, GLOBAL ADVISERS, HLS FUND, GLOBAL LEADERS HLS FUND, GROWTH HLS FUND, GROWTH OPPORTUNITIES HLS FUND, INTERNATIONAL CAPITAL APPRECIATION HLS FUND, INTERNATIONAL OPPORTUNITIES HLS FUND, INTERNATIONAL SMALL COMPANY HLS FUND, SMALLCAP GROWTH HLS FUND, STOCK HLS FUND, VALUE HLS FUND AND VALUE OPPORTUNITIES HLS FUND. Wellington Management Company, LLP ("Wellington Management"), a Massachusetts limited liability partnership, is the sub-adviser to the Advisers HLS Fund, Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Dividend and Growth HLS Fund, Equity Income HLS Fund, Focus HLS Fund, Global Advisers HLS Fund, Global Leaders HLS Fund, Growth HLS Fund, Growth Opportunities HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund, SmallCap Growth HLS Fund, Stock HLS Fund, Value HLS Fund and Value Opportunities HLS Fund. Wellington Management is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2005, Wellington Management had investment management authority over approximately $521 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

CAPITAL OPPORTUNITIES HLS FUND AND LARGECAP GROWTH HLS FUND. Holland Capital Management, L.P. ("Holland Capital"), a Delaware limited partnership with principal offices at 1 North Wacker Drive, Suite 700, Chicago, Illinois 60606, is the sub-adviser to the Capital Opportunities HLS Fund and LargeCap Growth HLS Fund. Holland Capital is a professional money management firm with investment authority over client assets as of December 31, 2005 totaling approximately [$___ billion]. Holland Capital's clients are primarily corporate employee benefit funds, public employee retirement plans, investment companies, foundations and endowments.

BLUE CHIP STOCK HLS FUND. T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, MD 21202, is the sub-adviser of the Blue Chip Stock HLS Fund. T. Rowe Price was founded in 1937 and, together with its affiliates, managed approximately $269.5 billion for over nine million individual and institutional investor accounts as of December 31, 2005. Some of
T. Rowe Price's accounts have investment policies similar to those of the fund.
T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company.

INTERNATIONAL STOCK HLS FUND. Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112, is the sub-adviser of the International Stock HLS Fund. Lazard, a Delaware limited liability company, is a subsidiary of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company with one member, Lazard Group LLC, ("Lazard LLC") a Delaware limited liability company. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. Lazard provides investment management services to client discretionary accounts with assets as of December 31, 2005 totaling approximately [$____ billion]. On May 5, 2005, Lazard LLC announced certain changes to its ownership structure. On that date, shares of Lazard Ltd, a newly formed Bermuda corporation, began trading publicly on the New York Stock Exchange under the symbol "LAZ". Interests in Lazard Ltd are held by public stockholders, as well as by current and former Managing Directors of Lazard LLC, which changed its name to "Lazard Group
LLC". As before the initial public offering of shares, Lazard Group LLC, continues to be the sole member of Lazard Freres which continues to be the parent company of Lazard. The day-to-day management and operations of Lazard have not changed as a result of the changes described above.

MIDCAP STOCK HLS FUND. Northern Capital Management, LLC ("Northern Capital"), 8010 Excelsior Drive, Suite 300, Madison, Wisconsin 53717, is the sub-adviser to the MidCap Stock HLS Fund. Northern Capital is a professional investment management firm providing investment advisory services to institutional and individual investors. As of December 31, 2005, Northern Capital had investment management authority over $1.9 billion in assets.

SMALLCAP VALUE HLS FUND. Janus Capital Management LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, the sub-adviser of the SmallCap Value HLS Fund, has entered into an agreement with Perkins, Wolf, McDonnell and Company, LLC (the "Manager"), 310 South Michigan Avenue, Suite 2600, Chicago, Illinois 60604, under which Janus will pay the Manager a fee to provide the day-to-day investment management for the fund. As of December 31, 2005, Janus, parent company, Janus Capital Group, Inc. had investment management authority over approximately $148.5 billion in assets. As of the same date, the Manager had investment management authority over approximately $10.1 billion in assets.


MANAGEMENT FEES


Advisers HLS Fund, Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Dividend and Growth HLS Fund, Equity Income HLS Fund, Focus HLS Fund, Global Advisers HLS Fund, Global Leaders HLS Fund, Growth HLS Fund, High Yield HLS Fund, Index HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund, Stock HLS Fund, Total Return Bond HLS Fund and Value HLS Fund each pay a monthly management fee to HL Advisors and an administration fee to Hartford Life (these management and administration fees are aggregated for purposes of presentation in the table below). Each other fund pays a monthly management fee to HL Advisors for investment advisory and certain administrative services. These fees are based on a stated percentage of the fund's average daily net asset value as follows:

ADVISERS HLS FUND(1)



AVERAGE DAILY NET ASSETS                     ANNUAL RATE
First $250 Million                             0.680%
Next $250 Million                              0.655%
Next $500 Million                              0.645%
Amount over $1 Billion                         0.595%



(1) Effective November 1, 2005, HL Advisors has reduced its management fee from 0.63% to 0.60%.

BLUE CHIP STOCK HLS FUND(2)


AVERAGE DAILY NET ASSETS                     ANNUAL RATE
First $100 Million                             0.900%
Amount over $100 Million                       0.850%


(2) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2006. While such waiver is in effect, the management fee is 0.78%.

CAPITAL OPPORTUNITIES HLS FUND(3)


AVERAGE DAILY NET ASSETS                     ANNUAL RATE
First $200 Million                             0.900%
Next $300 Million                              0.850%
Amount over $500 Million                       0.800%


(3) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2006. While such waiver is in effect, the management fee is 0.70%.

CAPITAL APPRECIATION HLS FUND, DISCIPLINED EQUITY HLS FUND, DIVIDEND AND GROWTH HLS FUND, GLOBAL ADVISERS HLS FUND, GLOBAL LEADERS HLS FUND AND INTERNATIONAL OPPORTUNITIES HLS FUND


AVERAGE DAILY NET ASSETS                     ANNUAL RATE
First $250 Million                             0.775%
Next $250 Million                              0.725%
Next $500 Million                              0.675%
Amount over $1 Billion                         0.625%


EQUITY INCOME HLS FUND(4), GROWTH HLS FUND AND VALUE HLS FUND



AVERAGE DAILY NET ASSETS                     ANNUAL RATE
First $250 Million                             0.825%
Next $250 Million                              0.775%
Next $500 Million                              0.725%
Amount over $1 Billion                         0.675%



(4) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2006. While such waiver is in effect, the management fee is 0.73%.

FOCUS HLS FUND(5), INTERNATIONAL CAPITAL APPRECIATION HLS FUND AND INTERNATIONAL SMALL COMPANY HLS FUND



AVERAGE DAILY NET ASSETS                     ANNUAL RATE
First $250 Million                             0.850%
Next $250 Million                              0.800%
Amount over $500 Million                       0.750%



(5) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.75%.

HIGH YIELD HLS FUND(6)



AVERAGE DAILY NET ASSETS                     ANNUAL RATE
First $250 Million                             0.775%
Next $250 Million                              0.725%
Next $500 Million                              0.675%
Next $4 Billion                                0.625%
Next $5 Billion                                0.605%
Amount over $10 Billion                        0.595%



(6) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2006. While such waiver is in effect, the management fee is 0.67%

GROWTH OPPORTUNITIES HLS FUND, SMALLCAP GROWTH HLS FUND AND VALUE OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                     ANNUAL RATE
First $100 Million                             0.700%
Amount over $100 Million                       0.600%


INDEX HLS FUND(7)



AVERAGE DAILY NET ASSETS                     ANNUAL RATE
First $2 Billion                               0.400%
Next $3 Billion                                0.300%
Next $5 Billion                                0.280%
Amount over $10 Billion                        0.270%



(7) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.29%.


INTERNATIONAL STOCK HLS FUND

AVERAGE DAILY NET ASSETS                     ANNUAL RATE
First $100 Million                             0.850%
Amount over $100 Million                       0.800%


LARGECAP GROWTH HLS FUND(8)


AVERAGE DAILY NET ASSETS                     ANNUAL RATE
First $100 Million                             0.900%
Next $100 Million                              0.850%
Amount over $200 Million                       0.800%


(8) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2006. While such waiver is in effect, the management fee is 0.80%.

MIDCAP STOCK HLS FUND(9)


AVERAGE DAILY NET ASSETS                     ANNUAL RATE
First $100 Million                             0.900%
Next $150 Million                              0.850%
Amount over $250 Million                       0.800%


(9) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2006. While such waiver is in effect, the management fee is 0.70%.


SMALLCAP VALUE HLS FUND

AVERAGE DAILY NET ASSETS                     ANNUAL RATE
First $50 Million                              0.900%
Amount over $50 Million                        0.850%


STOCK HLS FUND



AVERAGE DAILY NET ASSETS                     ANNUAL RATE
First $250 Million                             0.525%
Next $250 Million                              0.500%
Next $500 Million                              0.475%

Amount over $1 Billion                         0.450%

TOTAL RETURN BOND HLS FUND


AVERAGE DAILY NET ASSETS                     ANNUAL RATE
First $250 Million                             0.525%
Next $250 Million                              0.500%
Next $500 Million                              0.475%
Next $4 Billion                                0.450%
Next $5 Billion                                0.430%
Amount over $10 Billion                        0.420%


U.S. GOVERNMENT SECURITIES HLS FUND


AVERAGE DAILY NET ASSETS                     ANNUAL RATE
First $50 Million                              0.500%
Next $4.95 Billion                             0.450%
Next $5 Billion                                0.430%
Amount over $10 Billion                        0.420%



MONEY MARKET HLS FUND AND MORTGAGE SECURITIES HLS FUND



AVERAGE DAILY NET ASSETS                     ANNUAL RATE
First $2 Billion                               0.450%
Next $3 Billion                                0.400%
Next $5 Billion                                0.380%
Amount over $10 Billion                        0.370%



For the year ended December 31, 2005, Advisers HLS Fund, Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Dividend and Growth HLS Fund, Equity Income HLS Fund, Focus HLS Fund, Global Advisers HLS Fund,, Global Leaders HLS Fund, Growth HLS Fund, High Yield HLS Fund, Index HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund, Stock HLS Fund, Total Return Bond HLS Fund and Value HLS Fund each paid management and administration fees to HL Advisors and Hartford Life, respectively (these management and administration fees are aggregated for the purposes of presentation in the table below). Each other fund paid management fees to HL Advisors. These fees, expressed as a percentage of net assets, were as follows:

[TABLE TO BE UPDATED]



FUND NAME                                                             ANNUAL RATE
   Advisers HLS Fund                                                    0.63%(1)
   Blue Chip Stock HLS Fund                                             0.88%
   Capital Appreciation HLS Fund                                        0.63%
   Capital Opportunities HLS Fund                                       0.90%
   Disciplined Equity HLS Fund                                          0.72%
   Dividend and Growth HLS Fund                                         0.64%
   Equity Income HLS Fund                                               0.83%
   Focus HLS Fund                                                       0.85%
   Global Advisers HLS Fund                                             0.76%
   Global Leaders HLS Fund                                              0.71%
   Growth HLS Fund                                                      0.81%
   Growth Opportunities HLS Fund                                        0.61%
   High Yield HLS Fund                                                  0.72%
   Index HLS Fund                                                       0.39%
   International Capital Appreciation HLS Fund                          0.85%
   International Opportunities HLS Fund                                 0.71%

   International Small Company HLS Fund                                 0.85%
   International Stock HLS Fund                                         0.85%
   LargeCap Growth HLS Fund                                             0.90%
   MidCap Stock HLS Fund                                                0.90%(3)
   Money Market HLS Fund                                                0.45%
   Mortgage Securities HLS Fund                                         0.45%
   SmallCap Growth HLS Fund                                             0.62%
   SmallCap Value HLS Fund                                              0.87%
   Stock HLS Fund                                                       0.46%
   Total Return Bond HLS Fund                                           0.46%
   U.S. Government Securities HLS Fund                                  0.45%
   Value HLS Fund                                                       0.82%
   Value Opportunities HLS Fund                                         0.64%



(1) Effective November 1, 2005, HL Advisors has reduced its management fee from 0.63% to 0.60%.

   A discussion regarding the basis for the Boards of Directors' approval of the investment management and investment sub-advisory agreements of the funds is currently available in the funds' annual report to shareholders covering the period ending December 31, 2005.

FURTHER INFORMATION ON THE FUNDS

PURCHASE AND REDEMPTION OF FUND SHARES

The funds may offer their shares to variable annuity and variable life insurance separate accounts of Hartford Life, Fortis Benefits and First Fortis (the "Accounts") as investment options for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued through the Accounts. The funds may also offer their shares to certain qualified retirement plans (the "Plans").


Advisers HLS Fund, Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Dividend and Growth HLS Fund, Equity Income HLS Fund, Global Advisers HLS Fund, Global Leaders HLS Fund, Growth HLS Fund, Growth Opportunities HLS Fund, High Yield HLS Fund, Index HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund, SmallCap Growth HLS Fund, SmallCap Value HLS Fund, Stock HLS Fund, Total Return Bond HLS Fund, U.S. Government Securities HLS Fund, Value HLS Fund and Value Opportunities HLS Fund each offer two classes of shares: Class IA shares offered in this prospectus and Class IB shares offered pursuant to another prospectus. For each of these funds, the two classes of shares represent an investment in the same fund but are subject to different expenses and have different prices and performance. Each other fund in this prospectus offers only Class IA shares.


Most of the Accounts are registered with the SEC as investment companies. When shares of a fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of a fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the funds are sold by Hartford Securities Distribution Company, Inc. (the "Distributor") in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IA shares of the funds at net asset value without sales or redemption charges.

For each day on which a fund's net asset value is calculated, the Accounts transmit to the fund any orders to purchase or redeem shares of the fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to a fund any orders to purchase or redeem shares of the fund based on the instructions of Plan trustees or participants received by the Plans as of that day. The Accounts and Plans purchase and redeem shares of the funds at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

Although they would not normally do so, the funds have the right to pay the redemption price of shares of the funds in whole or in part in portfolio securities. When portfolio securities received in this fashion are sold, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in a particular fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in a fund. To the extent that such classes of investors are invested in the same fund when a conflict of interest arises that might involve the fund, one or more of such classes of investors could be disadvantaged. The funds currently do not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, the funds' Board of Directors will monitor each fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in one or more of the funds or substitute shares of another fund for the current fund. This, in turn, could cause a fund to sell portfolio securities at a disadvantageous price.

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

DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.


Except for Money Market HLS Fund, the funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults;
(ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities; and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund, and in particular, Advisers HLS Fund, Blue Chip Stock HLS Fund, Capital Appreciation HLS Fund, Global Advisers HLS Fund, Global Leaders HLS Fund, Growth Opportunities HLS Fund, International Capital Appreciation Fund, International Opportunities HLS Fund, International Small Company HLS Fund, International Stock HLS Fund, Stock HLS Fund and Value Opportunities HLS Fund, uses a fair value pricing service approved by that fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations) held by a fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from the widely-used quotation system in accordance with procedures established by that fund's Board of Directors. Generally, each fund, [and in particular High Yield HLS Fund] may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund's assets, and investments that will mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.


DIVIDENDS AND DISTRIBUTIONS


Dividends and distributions may be declared by each fund's Board of Directors from time to time. The current policy for each fund, except Money Market HLS Fund, is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once each year. Money Market HLS Fund currently declares dividends on a daily basis and pays them monthly.


Such dividends and distributions are automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


[THIS SECTION TO BE UPDATED]

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

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading can (i) cause a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; and (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. In particular, funds that invest in securities that are thinly traded may include Capital Appreciation HLS Fund, High Yield HLS Fund and International Small Company HLS Fund. Funds that invest in securities that are traded primarily in markets outside of the United States may include Advisers HLS Fund, Blue Chip Stock HLS Fund, Capital Appreciation HLS Fund, Global Advisers HLS Fund, Global Leaders HLS Fund, Growth Opportunities HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund, International Stock HLS Fund, Stock HLS Fund and Value Opportunities HLS Fund. Frequent traders using arbitrage strategies can dilute a fund's NAV for long-term shareholders.


If you intend to trade frequently or use market-timing investment strategies, you should not invest in the funds. As explained below, however, there are certain frequent traders currently invested in the funds.

The funds are available for investment, directly or indirectly, through a variety of means, including: individual variable-annuity contracts and individual variable-life policies; group annuity contracts and corporate-owned life insurance ("COLI") policies issued by Hartford Life Insurance Company and its affiliates (collectively "Hartford Life"); and IRS-qualified investment plans, such as employer-sponsored retirement plans. With the exception of participants in a relatively small number of qualified investment plans (representing a small percentage of the assets of the funds), individual investors do not participate directly in the funds through ownership of fund shares. Rather, the overwhelming majority of participants invest in separate accounts maintained by Hartford Life in connection with its variable annuity and life insurance products, which in turn invest in the funds. In all cases, exchange activity among the funds occurs on an omnibus basis, which limits the ability of the funds, themselves, to monitor or restrict the trading practices of individual investors in a meaningful way. Hartford Life has the ability to monitor and restrict trading practices of individual investors in most, but not all, cases.

In addition to these limitations on the funds' ability to monitor and restrict individual trading practices, the varied mechanisms for participation in the funds prevent the funds from establishing policies for market timing and abusive trading that are enforceable on equal terms with respect to all direct and indirect investors in the funds. Older versions of individual variable-annuity contracts issued by Hartford Life, for example, do not include terms that would expressly permit Hartford Life to impose strict numeric limitations on the number of exchanges that a contract holder can make during a specified time period or redemption fees on short-term trading activity. These contracts have not been sold by Hartford Life since the 1980's, but holders of these contracts remain invested in Hartford Life's separate accounts, which in turn invest in the funds. Further, many of the existing plan documents and agreements with third-party administrators for omnibus accounts do not contain terms that would enable the funds, Hartford Life, or the plan sponsors to impose trading restrictions upon individual participants in those plans who may be deemed to be market timers or abusive traders.

In addition, as the result of litigation with certain holders of Hartford Life's older variable annuity contracts, including court decisions and a court-approved settlement of litigation, these contract holders continue to trade frequently and Hartford Life is limited in its ability to restrict the number of their exchanges and the manner in which they conduct exchanges. See "Individual Variable Annuity and Variable Life Products," below.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors by requiring Hartford Life to establish internal procedures that are reasonably designed to decrease the attractiveness of the funds to market timers and to impose reasonable restrictions on frequent purchases and redemptions of fund shares to the extent practicable. In addition, it is the funds' policy to require the funds' sub-advisers to establish internal procedures pursuant to which portfolio managers are required to report to Hartford Life any cash flow activities in the funds that, in the reasonable judgment of the portfolio manager, are reasonably likely to affect adversely the management or performance of a fund. Once a portfolio manager reports such activities to Hartford Life, Hartford Life will identify all investors who transferred in or out of that fund on the day or days identified by the portfolio manager. Hartford Life will then review the list to determine whether the transfer activity violates the policies and procedures adopted by the applicable Board of Directors with respect to frequent purchase and redemption of fund shares. Where Hartford Life cannot directly restrict the practices of an investor, Hartford Life will work with the appropriate financial intermediary to do so. The Chief Compliance Officer of the funds is responsible for monitoring and reporting all material violations of the funds' policies and procedures to the Boards of Directors of the funds, and makes periodic reports to the Boards with respect to suspected abusive trading activities and the steps taken to address any such activities. The funds reserve the right, in their sole discretion, to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the request or previous excessive trading activity, but have no obligation to do so.

No system for prevention and detection of market timing and other abusive trading activities can be expected to eliminate all such activities. Hartford Life has developed and employs the following procedures with respect to restrictions on trading:

Individual Variable Annuity and Variable Life Products. Hartford Life presently sells only individual variable annuity contracts and individual variable life insurance policies that include contractual language reserving for Hartford Life the right to restrict abusive trading activities and to revoke the exchange privileges of abusive traders. In addition, currently sold variable annuity contracts and variable life insurance policies contain terms that permit Hartford Life to limit the means by which contract holders and policy holders may conduct exchanges. Under Hartford Life's internal policies and procedures, any contract owner or policy holder who conducts in excess of twenty (20) exchanges in one policy/contract year is deemed to be an "Excessive Trader" for the remainder of the policy/contract year. With respect to any currently sold contract or policy, an Excessive Trader may only conduct exchanges in writing by U.S. mail or overnight delivery.

Hartford Life's older Director I and Director II variable annuity contracts, which were sold in the 1980's, do not contain language expressly reserving for Hartford Life the right to restrict abusive trading activities and to revoke the exchange privileges of abusive traders. These contracts are no longer sold by Hartford Life, but holders of these contracts remain invested in Hartford Life's separate accounts, which in turn invest in shares of the funds. Hartford Life does employ the Excessive Trader restrictions described above to holders of Director I and Director II contracts, except with respect to approximately 42 of these contract holders, described above, to whom less restrictive limitations apply as the result of settlement of litigation ("the Settlement Holders"). Under the terms of the settlement agreement, the Settlement Holders may conduct exchanges, which result in exchanges of fund shares, by telephone on a daily basis, subject to the following limitations: (i) with respect to all funds other than Advisers HLS Fund, Capital Appreciation HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund, Stock HLS Fund and Total Return Bond HLS Fund, the combined investments of these contract holders may not exceed 5% of the total assets of any sub-account which invests in a fund (and thus less than 5% of the net assets of the fund in question) and (ii) the contract holders may not invest in any newly available sub-account which invests in a fund until the earlier of the first date on which the sub-account's total net assets equal or exceeds $200 million or the 18-month anniversary of the commencement of the sub-account's operations.


As of December 31, 2005, the cumulative value of the contracts held by the Settlement Holders, all of which is invested in the funds, was approximately
$[ ] million. The Settlement Contract Holders exchange all or a part of their contract value on up to a daily basis. The specific funds used by the Settlement Holders vary from time to time, and the funds cannot predict which funds will be the subject of this trading. Portfolio managers of the funds with assets attributable to these contracts may hold these assets in cash or other highly liquid investment vehicles in order to reduce the potential for increased transaction costs and forced liquidation when the assets in question are transferred out of the funds. Maintaining these assets in cash results in lost investment opportunities. When the overall portfolio returns exceed the return on the cash or more liquid investment vehicle, the negative effect is sometimes referred to as "cash drag on performance." Hartford Life has agreed to indemnify the funds on a going forward basis for any material harm caused to the funds from frequent trading by the Settlement Holders.

COLI Products. With respect to COLI products offering investments in Hartford Life's Separate Accounts that participate in the funds, Hartford Life imposes numeric restrictions on the frequency with which a contract holder may reallocate investment options. These restrictions vary by contract from one reallocation per contract year to those that permit twelve free reallocations per contract year with a $50 charge for reallocations in excess of twelve. [In 2005, none of the COLI contract holders reached or exceeded twelve reallocations during a contract year.]


Group Annuity Products. With respect to group annuity products offering investments in Hartford Life's Separate Accounts that invest in shares of the funds, Hartford Life serves as third-party administrator for the groups and, as such, has access to information concerning individual trading activity. Each group, however, maintains plan documents that govern the rights and obligations of plan participants and, accordingly, limits the ability of Hartford Life to restrict individual trading activity. Hartford Life is using reasonable efforts to work with plan sponsors to modify administrative services agreements between Hartford Life and the plans, as well as plan documents, in ways to enable Hartford Life to impose abusive trading restrictions that are reasonably designed to be as effective as those set forth above for individual variable annuity and variable life policyholders. Nonetheless, Hartford Life's ability to identify and deter frequent purchases and redemptions through omnibus accounts is limited, and success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the third-party administrators and plan sponsors.

Omnibus Accounts Participating Directly in the Funds. Unlike the Group Annuity context discussed above, Hartford Life does not serve as a third-party administrator with respect to the omnibus accounts participating directly in the funds. Because Hartford Life receives orders from these omnibus accounts on an aggregated basis, Hartford Life is substantially limited in its ability to identify or deter Excessive Traders or other abusive traders. Most omnibus accounts that participate directly in the funds offer no more than one of the funds to their plan participants and, at present, none offers more than three funds. Under these circumstances, Hartford Life is not in a position to require the third-party administrators and plan sponsors for these accounts to institute specific trade restrictions that are unique to the funds. Hartford Life does, however, use reasonable efforts to work with the third-party administrators or plan sponsors to establish and maintain reasonable internal controls and procedures for limiting exchange activity in a manner that is consistent with the funds' prospectus disclosure and reasonably designed to ensure compliance with applicable rules relating to customer order handling and abusive trading practices. Nonetheless, Hartford Life's ability to identify and deter frequent purchases and redemptions through omnibus accounts is limited, and success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the third-party administrators and plan sponsors.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities will be a part of the funds' defenses against harmful excessive trading in fund shares. For additional information concerning the funds' fair-value procedures, please refer to "Determination of Net Asset Value" found earlier in the prospectus.

FEDERAL INCOME TAXES

For federal income tax purposes, each fund is treated as a separate taxpayer. Each fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended. By so qualifying, a fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, each fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in a fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the funds, see "Taxes" in the SAI.

VARIABLE CONTRACT OWNER VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. With respect to a fund that is an investment portfolio of Hartford Series Fund, Inc. or Hartford HLS Series Fund II, Inc., votes are counted on an aggregate basis for such corporate entity except as to matters where the interests of funds differ (such as approval of an investment management agreement or a change in the fund's fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of a fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class of the fund. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

PLAN PARTICIPANT VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

PERFORMANCE RELATED INFORMATION

The funds may advertise performance related information. Performance information about a fund is based on the fund's past performance only and is no indication of future performance.

Each fund may include its total return in advertisements or other sales material. When a fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

Money Market HLS Fund may advertise yield and effective yield. The yield is based upon the income earned by the fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in fund shares and thus compounded in the course of a 52-week period.

The funds are offered exclusively through variable insurance products and to certain qualified retirement plans. Performance information presented for the funds should not be compared directly with performance information of other insurance products or retirement plans without taking into account charges and expenses payable with respect to these insurance products or retirement plans. Such charges and expenses are not reflected in the funds' performance information and will reduce an investor's return under the insurance products or retirement plans.

DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the funds.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of each fund's assets.

Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the funds.

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

FINANCIAL HIGHLIGHTS


The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2002 through December 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request. The information for the period ended December 31, 2001 has been audited by the funds' former independent registered public accounting firm. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.


HARTFORD ADVISERS HLS FUND


                                                                         CLASS IA -- PERIODS ENDED:
                                                  12/31/05      12/31/04           12/31/03        12/31/02        12/31/01
                                                ------------  ------------       ------------    ------------    ------------
    PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period(a)                   $      22.67       $      19.59    $      23.44    $      26.65
    Net investment income (loss)(a)                                   0.51               0.42            0.51            0.64
    Net realized and unrealized gain (loss)
      on investments(a)                                               0.33               3.18           (4.10)          (1.85)
                                                              ------------       ------------    ------------    ------------
    Total from investment operations(a)                               0.84               3.60           (3.59)          (1.21)
    Less distributions:
      Dividends from net investment income(a)                        (0.47)             (0.52)          (0.26)          (0.73)
      Distributions from net realized gain
        on investments(a)                                               --                 --              --           (1.27)
      Distributions from capital(a)                                     --                 --              --              --
                                                              ------------       ------------    ------------    ------------
    Total distributions(a)                                           (0.47)             (0.52)          (0.26)          (2.00)
                                                              ------------       ------------    ------------    ------------
    Net increase (decrease) in net asset
      value(a)                                                        0.37               3.08           (3.85)          (3.21)
    Net asset value, end of period(a)                         $      23.04       $      22.67    $      19.59    $      23.44
                                                              ============       ============    ============    ============
    TOTAL RETURN(b)                                                   3.74%             18.49%         (13.79%)         (4.64%)
    RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)                  $  9,699,374       $ 10,358,449    $  9,249,397    $ 11,836,564
    Ratio of expenses to average net assets(c)                        0.67%(d)           0.67%           0.67%           0.66%
    Ratio of net investment income (loss) to
      average net assets                                              2.16%              2.03%           2.29%           2.51%
    Portfolio turnover rate(e)                                          36%                48%             47%             34%


(a) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c) Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.66%.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

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

HARTFORD BLUE CHIP STOCK HLS FUND


                                                                         CLASS IA-- PERIODS ENDED
                                                  12/31/05      12/31/04           12/31/03        12/31/02       12/31/01
                                                ------------  ------------       ------------   -------------   -------------
    PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period                      $      16.42       $      12.70   $      16.80    $      19.63
    Net investment income (loss)                                      0.10               0.03           0.01              --
    Net realized and unrealized gain (loss) on
      investments                                                     1.35               3.69          (4.11)          (2.83)
                                                              ------------       ------------   ------------    ------------
    Total from investment operations                                  1.45               3.72          (4.10)          (2.83)
    Less distributions:
      Dividends from net investment income                           (0.03)                --             --              --
      Distributions from net realized gain on
        investments                                                     --                 --             --              --
      Distributions from capital                                        --                 --             --              --
                                                              ------------       ------------   ------------    ------------
    Total distributions                                              (0.03)                --             --              --
                                                              ------------       ------------   ------------    ------------
    Net increase (decrease) in net asset value                        1.42               3.72          (4.10)          (2.83)
    Net asset value, end of period                            $      17.84       $      16.42   $      12.70    $      16.80
                                                              ============       ============   ============    ============
    TOTAL RETURN(a)                                                   8.90%             29.30%        (24.40%)        (14.41%)
    RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)                  $    173,702       $    182,530   $    155,333    $    239,597
    Ratio of expenses to average net assets(b)                        0.90%(c)           0.90%          0.92%           0.92%
    Ratio of net investment income (loss) to
      average net assets                                              0.56%              0.22%          0.04%          (0.01%)
    Portfolio turnover rate(d)                                          26%                28%            37%             47%


(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(b) Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.90%.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD CAPITAL APPRECIATION HLS FUND


                                                                            CLASS IA -- PERIODS ENDED
                                                     12/31/05      12/31/04           12/31/03        12/31/02        12/31/01
                                                   ------------  ------------       ------------    ------------    ------------
    PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period (a)                     $      44.91       $      31.70    $      39.75    $      59.26
    Net investment income (loss)(a)                                      0.35               0.26            0.15            0.21
    Net realized and unrealized gain (loss) on
      investments(a)                                                     8.34              13.17           (8.01)          (3.36)
                                                                 ------------       ------------    ------------    ------------
    Total from investment operations (a)                                 8.69              13.43           (7.86)          (3.15)
    Less distributions:
      Dividends from net investment income (a)                          (0.17)             (0.22)          (0.19)          (0.27)
      Distributions from net realized gain
        on investments (a)                                                  -                  -               -          (16.09)
      Distributions from capital (a)                                        -                  -               -               -
                                                                 ------------       ------------    ------------    ------------
    Total distributions(a)                                              (0.17)             (0.22)          (0.19)         (16.36)
                                                                 ------------       ------------    ------------    ------------
    Net increase (decrease) in net asset value(a)                        8.52              13.21           (8.05)         (19.51)
    Net asset value, end of period(a)                            $      53.43       $      44.91    $      31.70    $      39.75
                                                                 ============       ============    ============    ============
    TOTAL RETURN(b)                                                     19.36%             42.38%         (19.70%)         (6.94%)
    RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)                     $ 10,751,945       $  8,912,749    $  6,240,859    $  8,734,600
    Ratio of expenses to average net assets (c)                          0.70%(d)           0.69%           0.69%           0.68%
    Ratio of net investment income (loss) to
      average net assets                                                 0.77%              0.77%           0.64%           0.57%
    Portfolio turnover rate(e)                                             89%                94%             94%             92%


(a) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c) Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.67%.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD CAPITAL OPPORTUNITIES HLS FUND


                                                                           CLASS IA -- PERIODS ENDED:
                                                     12/31/05      12/31/04           12/31/03        12/31/02        12/31/01
                                                   ------------  ------------       ------------    ------------    ------------
    PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period                         $       6.46       $       5.09    $       7.15    $       9.37
    Net investment income (loss)                                         0.03               0.02              --           (0.01)
    Net realized and unrealized gain (loss) on
      investments                                                        0.62               1.37           (2.06)          (2.21)
                                                                 ------------       ------------    ------------    ------------
    Total from investment operations                                     0.65               1.39           (2.06)          (2.22)
    Less distributions:
      Dividends from net investment income                              (0.03)             (0.02)             --              --
      Distributions from net realized gain on
        investments                                                        --                 --              --              --
      Distributions from capital                                           --                 --              --              --
                                                                 ------------       ------------    ------------    ------------
    Total distributions                                                 (0.03)             (0.02)             --              --
                                                                 ------------       ------------    ------------    ------------
    Net increase (decrease) in net asset value                           0.62               1.37           (2.06)          (2.22)
    Net asset value, end of period                               $       7.08       $       6.46    $       5.09    $       7.15
                                                                 ============       ============    ============    ============
    TOTAL RETURN(b)                                                      9.93%             27.38%         (28.85%)        (23.63%)
    RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)                     $     15,380       $     17,794    $     16,387    $     23,514
    Ratio of expenses to average net assets (d)                          1.05%(e)           1.06%           1.05%           1.16%
    Ratio of net  investment income (loss) to
      average net assets                                                 0.38%              0.28%           0.04%          (0.19%)
    Portfolio turnover rate(h)                                            119%                68%            109%            102%


(a) For the period May 1, 2000 (commencement of operations) to December 31, 2000. The fund's inception was April 3, 2000, when it was initially capitalized. However, the fund's shares did not become effectively registered under the Securities Act of 1933 until May 1, 2000. Information is not presented for the period from April 3, 2000 through May 1, 2000, as the fund's shares were not registered during that period.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c) Not annualized.

(d) Ratios do not reflect reductions for expense offsets.

(e) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 1.05%.

(f) Annualized.

(g) The fund's previous investment adviser voluntarily undertook to limit annual expenses for the fund (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets until the fund reaches $10,000,000 in average net assets. For the period presented, had a waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.38% and (0.19%), respectively.

(h) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD DISCIPLINED EQUITY HLS FUND


                                                                           CLASS IA -- PERIODS ENDED:
                                                     12/31/05      12/31/04           12/31/03        12/31/02        12/31/01
                                                   ------------  ------------       ------------    ------------    ------------
    PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period(a)                      $      11.20       $       8.80    $      11.72    $      13.26
    Net investment income (loss)(a)                                      0.16               0.07            0.05            0.06
    Net realized and unrealized gain (loss) on
      investments(a)                                                     0.79               2.45           (2.97)          (1.10)
                                                                 ------------       ------------    ------------    ------------
    Total from investment operations(a)                                  0.95               2.52           (2.92)          (1.04)
    Less distributions:
      Dividends from net investment income(a)                           (0.13)             (0.12)             --              --
      Distributions from net realized gain on
       investments(a)                                                      --                 --              --           (0.50)
      Distributions from capital(a)                                        --                 --              --              --
                                                                 ------------       ------------    ------------    ------------
    Total distributions(a)                                              (0.13)             (0.12)             --           (0.50)
                                                                 ------------       ------------    ------------    ------------
    Net increase (decrease) in net asset value(a)                        0.82               2.40           (2.92)          (1.54)
    Net asset value, end of period(a)                            $      12.02       $      11.20    $       8.80    $      11.72
                                                                 ============       ============    ============    ============
    TOTAL RETURN(b)                                                      8.41%             28.82%         (24.65%)         (8.02%)
    RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)                     $    770,938       $    685,888    $    460,807    $    416,013
    Ratio of expenses to average net assets (c)                          0.75%(d)           0.78%           0.79%           0.79%
    Ratio of net investment income (loss) to
      average net assets                                                 1.53%              0.89%           0.65%           0.54%
    Portfolio turnover rate(e)                                             62%                73%             92%             85%


(a) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c) Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.74%.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD DIVIDEND AND GROWTH HLS FUND



                                                                        CLASS IA - PERIODS ENDED:
                                                 12/31/05      12/31/04           12/31/03        12/31/02        12/31/01
                                               ------------  ------------       ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)                      $      18.77       $      15.09    $      18.80    $      21.24
Net investment income (loss)(a)                                      0.32               0.24            0.25            0.31
Net realized and unrealized gain (loss) on
  investments(a)                                                     2.01               3.79           (3.64)          (1.14)
                                                             ------------       ------------    ------------    ------------
Total from investment operations(a)                                  2.33               4.03           (3.39)          (0.83)
Less distributions:
Dividends from net investment income(a)                             (0.27)             (0.25)          (0.23)          (0.30)
Distributions from net realized gain on
  investments(a)                                                        -              (0.10)          (0.09)          (1.31)
Distributions from capital(a)                                           -                  -               -               -
                                                             ------------       ------------    ------------    ------------
Total distributions(a)                                              (0.27)             (0.35)          (0.32)          (1.61)
                                                             ------------       ------------    ------------    ------------
Net increase (decrease) in net asset value(a)                        2.06               3.68           (3.71)          (2.44)
Net asset value, end of period(a)                            $      20.83       $      18.77    $      15.09    $      18.80
                                                             ============       ============    ============    ============
TOTAL RETURN(b)                                                     12.42%             26.80%         (14.23%)         (4.04%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $  4,719,663       $  3,927,415    $  2,810,675    $  3,190,773
Ratio of expenses to average net assets(c)                           0.68%(d)           0.69%           0.69%           0.68%
Ratio of net investment income (loss) to
  average net assets                                                 1.73%              1.61%           1.56%           1.66%
Portfolio turnover rate(e)                                             27%                31%             43%             61%



(a) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c) Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.67%.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD EQUITY INCOME HLS FUND



                                                                       CLASS IA - PERIODS ENDED:
                                                                                                10/31/03 -
                                                               12/31/05      12/31/04          12/31/03(a)
                                                             ------------  ------------       ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                       $      10.75       $      10.00
Net investment income (loss)                                                       0.12               0.02
Net realized and unrealized gain (loss) on investments                             0.89               0.75
                                                                           ------------       ------------
Total from investment operations                                                   1.01               0.77
Less distributions:
Dividends from net investment income                                              (0.12)             (0.02)
Distributions from net realized gain on investments                                   -                  -
Distributions from capital                                                            -                  -
                                                                           ------------       ------------
Total distributions                                                               (0.12)             (0.02)
                                                                           ------------       ------------
Net increase (decrease) in net asset value                                         0.89               0.75
Net asset value, end of period                                             $      11.64       $      10.75
                                                                           ============       ============
TOTAL RETURN(b)                                                                    9.43%              7.65%(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                   $     90,197       $      8,511
Ratio of expenses to average net assets(d)                                         0.90%(e)           1.13%(f)
Ratio of net investment income (loss) to average net assets                        1.99%              1.50%
Portfolio turnover rate(g)                                                           18%                 2%



(a) The fund was declared effective by the Securities and Exchange Commission on October 31, 2003.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c) Not annualized.

(d) Ratios do not reflect reductions for expense offsets.

(e) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.88%.

(f) Annualized.

(g) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD FOCUS HLS FUND



                                                                        CLASS IA - PERIODS ENDED:
                                                                                                                  4/30/01 -
                                                 12/31/05      12/31/04           12/31/03        12/31/02       12/31/01(a)
                                               ------------  ------------       ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)                      $       9.90       $       7.74    $      10.38    $      10.00
Net investment income (loss)(b)                                      0.10               0.03            0.03            0.02
Net realized and unrealized gain (loss) on
  investments(b)                                                     0.21               2.16           (2.66)           0.38
                                                             ------------       ------------    ------------    ------------
Total from investment operations(b)                                  0.31               2.19           (2.63)           0.40
Less distributions:
Dividends from net investment income(b)                             (0.03)             (0.03)              -           (0.02)
Distributions from net realized gain on
  investments(b)                                                        -                  -           (0.01)              -
Distributions from capital(b)                                           -                  -               -               -
                                                             ------------       ------------    ------------    ------------
Total distributions(b)                                              (0.03)             (0.03)          (0.01)          (0.02)
                                                             ------------       ------------    ------------    ------------
Net increase (decrease) in net asset value(b)                        0.28               2.16           (2.64)           0.38
Net asset value, end of period(b)                            $      10.18       $       9.90    $       7.74    $      10.38
                                                             ============       ============    ============    ============
TOTAL RETURN(c)                                                      3.16%             28.37%         (24.59%)          3.94%(d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $     49,519       $     49,891    $     35,237    $     32,968
Ratio of expenses to average net assets(e)                           0.90%(f)           0.90%           0.88%           0.95%(g)
Ratio of net investment income (loss) to average
  net assets                                                         1.06%              0.40%           0.40%           0.47%(g)
Portfolio turnover rate(h)                                            111%               129%            212%            113%



(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.

(b) For the periods ended December 31, 2001 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(c) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(d) Not annualized.

(e) Ratios do not reflect reductions for expense offsets.

(f) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.86%.

(g) Annualized.

(h) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD GLOBAL ADVISERS HLS FUND



                                                                               CLASS IA - PERIODS ENDED:
                                                            12/31/05    12/31/04        12/31/03      12/31/02      12/31/01
                                                           ----------  ----------      ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)                                $    11.15      $     9.16    $    10.07    $    11.49
Net investment income (loss)(a)                                              0.19            0.12         (0.50)         0.23
Net realized and unrealized gain (loss) on investments(a)                    1.19            1.95         (0.41)        (0.94)
                                                                       ----------      ----------    ----------    ----------
Total from investment operations(a)                                          1.38            2.07         (0.91)        (0.71)
Less distributions:
Dividends from net investment income(a)                                         -           (0.08)            -         (0.08)
Dividends in excess of net investment income(a)                                 -               -             -             -
Distributions from net realized gain on investments(a)                          -               -             -         (0.63)
Distributions from capital(a)                                                   -               -             -             -
                                                                       ----------      ----------    ----------    ----------
Total distributions(a)                                                          -           (0.08)            -         (0.71)
                                                                       ----------      ----------    ----------    ----------
Net increase (decrease) in net asset value(a)                                1.38            1.99         (0.91)        (1.42)
Net asset value, end of period(a)                                      $    12.53      $    11.15    $     9.16    $    10.07
                                                                       ==========      ==========    ==========    ==========
TOTAL RETURN(b)                                                             12.38%          22.26%        (8.95%)       (6.25%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                               $  362,757      $  312,492    $  269,329    $  331,784
Ratio of expenses to average net assets(c)                                   0.84%(d)        0.84%         0.83%         0.86%
Ratio of net investment income (loss) to average net
  assets                                                                     1.27%           1.26%         2.05%         2.21%
Portfolio turnover rate(e)                                                    511%            452%          288%          346%



(a) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c) Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.78%.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD GLOBAL LEADERS HLS FUND


                                                                           CLASS IA -- PERIODS ENDED:
                                                     12/31/05      12/31/04           12/31/03        12/31/02        12/31/01
                                                   ------------  ------------       ------------    ------------    ------------
    PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period(a)                      $      15.53       $      11.50    $      14.43    $      17.59
    Net investment income (loss)(a)                                      0.12               0.07            0.13            0.11
    Net realized and unrealized gain (loss) on
      investments(a)                                                     2.85               4.02           (2.95)          (3.02)
                                                                 ------------       ------------    ------------    ------------
    Total from investment operations(a)                                  2.97               4.09           (2.82)          (2.91)
    Less distributions:
      Dividends from net investment income(a)                           (0.09)             (0.06)          (0.11)          (0.08)
      Distributions from net realized gain on
        investments(a)                                                      -                  -               -           (0.17)
      Distributions from capital(a)                                         -                  -               -               -
                                                                 ------------       ------------    ------------    ------------
    Total distributions(a)                                              (0.09)             (0.06)          (0.11)          (0.25)
                                                                 ------------       ------------    ------------    ------------
    Net increase (decrease) in net asset value(a)                        2.88               4.03           (2.93)          (3.16)
    Net asset value, end of period(a)                            $      18.41       $      15.53    $      11.50    $      14.43
                                                                 ============       ============    ============    ============
    TOTAL RETURN(b)                                                     19.19%             35.57%         (19.51%)        (16.58%)
    RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)                     $  1,004,850       $    728,049    $    544,901    $    484,661
    Ratio of expenses to average net assets (c)                          0.78%(d)           0.80%           0.81%           0.81%
    Ratio of net investment income (loss) to
      average net assets                                                 0.83%              0.54%           1.06%           0.71%
    Portfolio turnover rate(e)                                            255%               292%            324%            363%


(a) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c) Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.68%.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD GROWTH HLS FUND



                                                                   CLASS IA - PERIODS ENDED:
                                                                                                     4/30/02 -
                                                    12/31/05      12/31/04           12/31/03       12/31/02(a)
                                                  ------------  ------------       ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $      11.66       $       8.66    $      10.00
Net investment income (loss)                                            0.01              (0.01)              -
Net realized and unrealized gain (loss) on
  investments                                                           1.39               2.85           (1.34)
                                                                ------------       ------------    ------------
Total from investment operations                                        1.40               2.84           (1.34)
Less distributions:
Dividends from net investment income                                       -                  -               -
Distributions from net realized gain on
  investments                                                          (0.09)             (0.34)              -
Distributions from capital                                                 -                  -               -
                                                                ------------       ------------    ------------
Total distributions                                                    (0.09)             (0.34)              -
                                                                ------------       ------------    ------------
Net increase (decrease) in net asset value                              1.31               2.50           (1.34)
Net asset value, end of period                                  $      12.47       $      11.16    $       8.66
                                                                ============       ============    ============
TOTAL RETURN(b)                                                        12.49%             32.81%         (13.43%)(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $    249,473       $    127,944    $     13,452
Ratio of expenses to average net assets(d)                              0.86%(e)           0.88%           0.99%(f)
Ratio of net investment income (loss) to average
  net assets                                                            0.09%             (0.20%)         (0.01%)(f)
Portfolio turnover rate(g)                                                79%               111%             76%



(a) The fund commenced operations on April 30, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c) Not annualized.

(d) Ratios do not reflect reductions for expense offsets.

(e) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.83%.

(f) Annualized.

(g) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD GROWTH OPPORTUNITIES HLS FUND


                                                                           CLASS IA -- PERIODS ENDED:
                                                     12/31/05      12/31/04          12/31/03        12/31/02        12/31/01
                                                   ------------  ------------      ------------    ------------    ------------
    PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period                         $      23.57      $      16.40    $      22.66    $      40.66
    Net investment income (loss)                                         0.05             (0.01)          (0.03)             --
    Net realized and unrealized gain (loss) on
      investments                                                        4.01              7.18           (6.23)          (9.21)
                                                                 ------------      ------------    ------------    ------------
    Total from investment operations                                     4.06              7.17           (6.26)          (9.21)
    Less distributions:
      Dividends from net investment income                                 --                --              --              --
      Distributions from net realized gain on
        investments                                                        --                --              --           (8.79)
      Distributions from capital                                           --                --              --              --
                                                                 ------------      ------------    ------------    ------------
    Total distributions                                                    --                --              --           (8.79)
                                                                 ------------      ------------    ------------    ------------
    Net increase (decrease) in net asset value                           4.06              7.17           (6.26)         (18.00)
    Net asset value, end of period                               $      27.63      $      23.57    $      16.40    $      22.66
                                                                 ============      ============    ============    ============
    TOTAL RETURN(a)                                                     17.18%            43.79%         (27.65%)        (22.85%)
    RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)                     $    848,674      $    696,900    $    478,045    $    755,068
    Ratio of expenses to average net assets (b)                          0.63%(c)          0.64%           0.66%           0.65%
    Ratio of net investment income (loss) to average
      net assets                                                         0.23%            (0.05%)         (0.16%)         (0.01%)
    Portfolio turnover rate(d)                                            137%              145%            189%            228%


(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(b) Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.57%.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD HIGH YIELD HLS FUND


                                                                           CLASS IA -- PERIODS ENDED:
                                                     12/31/05      12/31/04           12/31/03        12/31/02        12/31/01
                                                   ------------  ------------       ------------    ------------    ------------
    PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period(a)                      $      10.06       $       8.49    $       9.64    $       9.39
    Net investment income (loss)(a)                                      0.58               0.19            0.63            0.78
    Net realized and unrealized gain (loss) on
      investments(a)                                                     0.12               1.75           (1.73)          (0.52)
                                                                 ------------       ------------    ------------    ------------
    Total from investment operations(a)                                  0.70               1.94           (1.10)           0.26
    Less distributions:
      Dividends from net investment income(a)                           (0.50)             (0.37)          (0.05)          (0.01)
      Distributions from net realized gain on
        investments(a)                                                     --                 --              --              --
      Distributions from capital(a)                                        --                 --              --              --
                                                                 ------------       ------------    ------------    ------------
    Total distributions(a)                                              (0.50)             (0.37)          (0.05)          (0.01)
                                                                 ------------       ------------    ------------    ------------
    Net increase (decrease) in net asset value(a)                        0.20               1.57           (1.15)           0.25
    Net asset value, end of period(a)                            $      10.26       $      10.06    $       8.49    $       9.64
                                                                 ============       ============    ============    ============
    TOTAL RETURN(b)                                                      7.40%             23.18%          (6.89%)          2.69%
    RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)                     $    518,881       $    481,315    $    200,017    $    127,044
    Ratio of expenses to average net assets (c)                          0.77%(d)           0.78%           0.82%           0.81%
    Ratio of net investment income (loss) to
      average net assets                                                 6.31%              7.00%           9.33%           9.70%
    Portfolio turnover rate(e)                                             92%                44%             60%             63%
    Current Yield(f)                                                     5.43%              6.11%           9.18%          10.89%


(a) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c) Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.77%.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(f) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.

HARTFORD INDEX HLS FUND


                                                                           CLASS IA -- PERIODS ENDED:
                                                     12/31/05      12/31/04           12/31/03        12/31/02        12/31/01
                                                   ------------  ------------       ------------    ------------    ------------
    PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period(a)                      $      29.60       $      23.46    $      31.81    $      37.25
    Net investment income (loss)(a)                                      0.50               0.36            0.32            0.31
    Net realized and unrealized gain (loss) on
      investments(a)                                                     2.56               6.23           (8.29)          (4.87)
                                                                 ------------       ------------    ------------    ------------
    Total from investment operations(a)                                  3.06               6.59           (7.97)          (4.56)
    Less distributions:
      Dividends from net investment income(a)                           (0.39)             (0.37)          (0.28)          (0.29)
      Distributions from net realized gain on
        investments (a)                                                 (0.10)             (0.08)          (0.10)          (0.59)
      Distributions from capital(a)                                        --                 --              --              --
                                                                 ------------       ------------    ------------    ------------
    Total distributions(a)                                              (0.49)             (0.45)          (0.38)          (0.88)
                                                                 ============       ============    ============    ============
    Net increase (decrease) in net asset value(a)                        2.57               6.14           (8.35)          (5.44)
    Net asset value, end of period(a)                            $      32.17       $      29.60    $      23.46    $      31.81
                                                                 ============       ============    ============    ============
    TOTAL RETURN(b)                                                     10.39%             28.13%         (22.45%)        (12.31%)
    RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)                     $  1,973,470       $  1,934,490    $  1,553,260    $  1,976,361
    Ratio of expenses to average net assets (c)                          0.44%(d)           0.44%           0.44%           0.43%
    Ratio of net investment income (loss) to
      average net assets                                                 1.60%              1.40%           1.18%           0.91%
    Portfolio turnover rate(e)                                              5%                 3%             15%              5%


(a) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c) Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.44%.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND



                                                                        CLASS IA - PERIODS ENDED:
                                                                                                                4/30/01-
                                                 12/31/05      12/31/04          12/31/03       12/31/02       12/31/01(a)
                                               ------------  ------------      ------------   ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)                      $      10.20      $       7.09   $       8.59    $      10.00
Net investment income (loss)(b)                                      0.05                 -           0.03            0.01
Net realized and unrealized gain (loss) on
  investments(b)                                                     2.44              3.61          (1.51)          (1.41)
                                                             ------------      ------------   ------------    ------------
Total from investment operations(b)                                  2.49              3.61          (1.48)          (1.40)
Less distributions:
Dividends from net investment income(b)                                 -                 -          (0.02)          (0.01)
Distributions from net realized gain on
  investments(b)                                                    (0.24)            (0.50)             -               -
Distributions from capital(b)                                           -                 -              -               -
                                                             ------------      ------------   ------------    ------------
Total distributions(b)                                              (0.24)            (0.50)         (0.02)          (0.01)
                                                             ------------      ------------   ------------    ------------
Net increase (decrease) in net asset value(b)                        2.25              3.11          (1.50)          (1.41)
Net asset value, end of period(b)                            $      12.45      $      10.20   $       7.09    $       8.59
                                                             ============      ============   ============    ============
TOTAL RETURN(c)                                                     24.72%            51.02%        (17.21%)        (13.98%)(d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $    208,703      $     67,147   $     21,368    $      9,969
Ratio of expenses to average net assets(e)                           0.97%(f)          1.01%          1.26%           1.00%(g)
Ratio of net investment income (loss) to
  average net assets                                                 0.86%             0.23%          0.59%           0.42%(g)
Portfolio turnover rate(h)                                            215%              244%           285%           191%



(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.

(b) For the periods ended December 31, 2001 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(c) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(d) Not annualized.

(e) Ratios do not reflect reductions for expense offsets.

(f) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.89%.

(g) Annualized.

(h) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND


                                                                            CLASS IA - PERIODS ENDED:
                                                     12/31/05      12/31/04           12/31/03        12/31/02        12/31/01
                                                   ------------  ------------       ------------    ------------    ------------
    PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period(a)                      $      10.11       $       7.66    $       9.53    $      13.64
    Net investment income (loss)(a)                                      0.10               0.09            0.17            0.12
    Net realized and unrealized gain (loss) on
      investments(a)                                                     1.73               2.44           (1.94)          (2.61)
                                                                 ------------       ------------    ------------    ------------
    Total from investment operations(a)                                  1.83               2.53           (1.77)          (2.49)
    Less distributions:
         Dividends from net investment income(a)                        (0.08)             (0.08)          (0.10)          (0.01)
         Distributions from net realized gain on
           investments(a)                                                  --                 --              --           (1.61)
         Distributions from capital(a)                                     --                 --              --              --
                                                                 ------------       ------------    ------------    ------------
    Total distributions(a)                                              (0.08)             (0.08)          (0.10)          (1.62)
                                                                 ------------       ------------    ------------    ------------
    Net increase (decrease) in net asset value(a)                        1.75               2.45           (1.87)          (4.11)
    Net asset value, end of period(a)                            $      11.86       $      10.11    $       7.66    $       9.53
                                                                 ============       ============    ============    ============
    TOTAL RETURN(b)                                                     18.08%             33.10%         (17.93%)        (18.73%)
    RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)                     $  1,054,884       $    823,760    $    646,903    $    941,934
    Ratio of expenses to average net assets (c)                          0.80%(d)           0.83%           0.81%           0.81%
    Ratio of net investment income (loss) to
      average net assets                                                 1.13%              1.08%           1.23%           1.10%
    Portfolio turnover rate(e)                                            142%               144%            161%            144%


(a) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c) Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.74%.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND



                                                                        CLASS IA - PERIODS ENDED:
                                                                                                                  4/30/01-
                                                 12/31/05      12/31/04           12/31/03        12/31/02       12/31/01(a)
                                               ------------  ------------       ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)                      $      12.62       $       8.89    $       9.39    $      10.00
Net investment income (loss)(b)                                      0.16               0.09            0.02            0.05
Net realized and unrealized gain (loss) on
  investments(b)                                                     1.96               4.68           (0.52)          (0.64)
                                                             ------------       ------------    ------------    ------------
Total from investment operations(b)                                  2.12               4.77           (0.50)          (0.59)
Less distributions:
Dividends from net investment income(b)                                 -              (0.11)              -           (0.02)
Distributions from net realized gain on
  investments(b)                                                    (0.22)             (0.93)              -               -
Distributions from capital(b)                                           -                  -               -               -
                                                             ------------       ------------    ------------    ------------
Total distributions(b)                                              (0.22)             (1.04)              -           (0.02)
                                                             ------------       ------------    ------------    ------------
Net increase (decrease) in net asset value(b)                        1.90               3.73           (0.50)          (0.61)
Net asset value, end of period(b)                            $      14.52       $      12.62    $       8.89    $       9.39
                                                             ============       ============    ============    ============
TOTAL RETURN(c)                                                     16.96%             53.73%          (5.08%)         (5.98%)(d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $     84,012       $     44,088    $     16,722    $      4,373
Ratio of expenses to average net assets(e)                           1.08%(f)           1.23%           1.71%           1.00%(g)
Ratio of net investment income (loss) to average
  net assets                                                         1.53%              1.35%           0.23%           1.01%(g)
Portfolio turnover rated(h)                                           119%               150%            183%            168%



(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.
(b) For the periods ended December 31, 2001 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.
(c) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(d) Not annualized.
(e) Ratios do not reflect reductions for expense offsets.
(f) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 1.01%.
(g) Annualized.
(h) Portfolio turnover rate calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD INTERNATIONAL STOCK HLS FUND


                                                                           CLASS IA -- PERIODS ENDED:
                                                     12/31/05      12/31/04           12/31/03        12/31/02        12/31/01
                                                   ------------  ------------       ------------    ------------    ------------
    PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period                         $      11.85       $       9.33    $      10.43    $      15.07
    Net investment income (loss)                                         0.21               0.20            0.17            0.11
    Net realized and unrealized gain (loss) on
      investments                                                        1.61               2.57           (1.18)          (3.62)
                                                                 ------------       ------------    ------------    ------------
    Total from investment operations                                     1.82               2.77           (1.01)          (3.51)
    Less distributions:
      Dividends from net investment income                              (0.04)             (0.25)          (0.09)             --
      Distributions from net realized gain on
        investments                                                        --                 --              --           (1.13)
      Distributions from capital                                           --                 --              --              --
                                                                 ------------       ------------    ------------    ------------
    Total distributions                                                 (0.04)             (0.25)          (0.09)          (1.13)
                                                                 ------------       ------------    ------------    ------------
    Net increase (decrease) in net asset value                           1.78               2.52           (1.10)          (4.64)
    Net asset value, end of period                               $      13.63       $      11.85    $       9.33    $      10.43
                                                                 ============       ============    ============    ============
    TOTAL RETURN(a)                                                     15.31%             30.01%          (9.74%)        (24.17%)
    RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)                     $     96,582       $     94,895    $     81,352    $    105,313
    Ratio of expenses to average net assets (b)                          0.96%(c)           0.96%           0.97%           0.94%
    Ratio of net investment income (loss) to
      average net assets                                                 1.49%              1.83%           1.53%           0.89%
    Portfolio turnover rate(d)                                             58%                43%             53%             58%


(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(b) Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.96%.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD LARGECAP GROWTH HLS FUND


                                                                           CLASS IA -- PERIODS ENDED:
                                                     12/31/05      12/31/04          12/31/03       12/31/02        12/31/01
                                                   ------------  ------------      ------------   ------------    ------------
    PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period                         $       8.59      $       6.96   $      10.09    $      11.86
    Net investment income (loss)                                         0.06                --          (0.02)          (0.01)
    Net realized and unrealized gain (loss) on
      investments                                                        0.93              1.63          (3.11)          (1.76)
                                                                 ------------      ------------   ------------    ------------
    Total from investment operations                                     0.99              1.63          (3.13)          (1.77)
    Less distributions:
      Dividends from net investment income                                 --                --             --              --
      Distributions from net realized gain on
        investments                                                        --                --             --              --
      Distributions from capital                                           --                --             --              --
                                                                 ------------      ------------   ------------    ------------
    Total distributions                                                    --                --             --              --
                                                                 ------------      ------------   ------------    ------------
    Net increase (decrease) in net asset value                           0.99              1.63          (3.13)          (1.77)
    Net asset value, end of period                               $       9.58      $       8.59   $       6.96    $      10.09
                                                                 ============      ============   ============    ============
    TOTAL RETURN(a)                                                     11.54%            23.42%        (31.04%)        (14.89%)
    RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)                     $     59,766      $     58,670   $     51,944    $     86,475
    Ratio of expenses to average net assets (b)                          0.96%(c)          0.93%          0.95%           0.95%
    Ratio of net investment income (loss) to
      average net assets                                                 0.70%             0.05%         (0.19%)         (0.11%)
    Portfolio turnover rate(d)                                             30%              121%            44%             77%


(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(b) Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.96%.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD MIDCAP STOCK HLS FUND


                                                                           CLASS IA -- PERIODS ENDED:
                                                     12/31/05      12/31/04           12/31/03        12/31/02        12/31/01
                                                   ------------  ------------       ------------    ------------    ------------
    PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period                         $      11.21       $       8.57    $       9.85    $      10.31
    Net investment income (loss)                                         0.01               0.02            0.02            0.01
    Net realized and unrealized gain (loss) on
      investments                                                        1.43               2.64           (1.30)          (0.44)
                                                                 ------------       ------------    ------------    ------------
    Total from investment operations                                     1.44               2.66           (1.28)          (0.43)
    Less distributions:
      Dividends from net investment income                              (0.02)             (0.02)             --           (0.01)
      Distributions from net realized gain on
        investments                                                        --                 --              --           (0.02)
      Distributions from capital                                           --                 --              --              --
                                                                 ------------       ------------    ------------    ------------
    Total distributions                                                 (0.02)             (0.02)             --           (0.03)
                                                                 ------------       ------------    ------------    ------------
    Net increase (decrease) in net asset value                           1.42               2.64           (1.28)          (0.46)
    Net asset value, end of period                               $      12.63       $      11.21    $       8.57    $       9.85
                                                                 ============       ============    ============    ============
    TOTAL RETURN(a)                                                     12.83%             31.05%         (13.06%)         (4.17%)
    RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)                     $     59,730       $     56,285    $     43,251    $     46,758
    Ratio of expenses to average net assets (b)                          0.94%(c)           0.95%           0.97%           1.02%
    Ratio of net investment income (loss) to
      average net assets                                                 0.02%              0.16%           0.16%           0.07%
    Portfolio turnover rate(d)                                            179%                76%             77%             79%


(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(b) Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.94%.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD MONEY MARKET HLS FUND


                                                                           CLASS IA -- PERIODS ENDED:
                                                     12/31/05      12/31/04          12/31/03        12/31/02        12/31/01
                                                   ------------  ------------      ------------    ------------    ------------
    PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period                         $       1.00      $       1.00    $       1.00    $       1.00
    Net investment income (loss)                                           --              0.01            0.01            0.04
    Net realized and unrealized gain (loss) on
      investments                                                          --                --              --              --
                                                                 ------------      ------------    ------------    ------------
    Total from investment operations                                       --              0.01            0.01            0.04
    Less distributions:
      Dividends from net investment income                                 --             (0.01)          (0.01)          (0.04)
      Distributions from net realized gain on
        investments                                                        --                --              --              --
      Return of capital                                                    --                --              --              --
                                                                 ------------      ------------    ------------    ------------
    Total from distributions                                               --             (0.01)          (0.01)          (0.04)
                                                                 ------------      ------------    ------------    ------------
    Net increase (decrease) in net asset value                             --                --              --              --
    Net asset value, end of period                               $       1.00      $       1.00    $       1.00    $       1.00
                                                                 ============      ============    ============    ============
    TOTAL RETURN(a)                                                      0.94%             0.75%           1.47%           3.87%
    RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)                     $  1,294,525      $  1,609,439    $  2,319,456    $  1,867,520
    Ratio of expenses to average net assets (b)                          0.48%(c)          0.49%           0.49%           0.48%
    Ratio of net investment income (loss) to
      average net assets                                                 0.93%             0.75%           1.43%           3.58%
    Current Yield(d)                                                     1.78%             0.68%           1.00%           1.80%
    Effective Yield(d)                                                   1.80%             0.69%           1.01%           1.82%


(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(b) Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.48%.

(d) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. These figures have not been audited.

HARTFORD MORTGAGE SECURITIES HLS FUND



                                                                        CLASS IA - PERIODS ENDED:
                                                 12/31/05      12/31/04           12/31/03        12/31/02        12/31/01
                                               ------------  ------------       ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)                      $      11.84       $      12.01    $      11.54    $      11.38
Net investment income (loss)(a)                                      0.41               0.35            0.37            0.49
Net realized and unrealized gain (loss) on
  investments(a)                                                     0.06              (0.08)           0.15            0.34
                                                             ------------       ------------    ------------    ------------
Total from investment operations(a)                                  0.47               0.27            0.52            0.83
Less distributions:
Dividends from net investment income(a)                             (0.58)             (0.38)          (0.05)          (0.67)
Dividends in excess of net investment
  income(a)                                                             -                  -               -               -
Distributions from net realized gain on
  investments(a)                                                    (0.02)             (0.06)              -               -
Distributions from capital(a)                                           -                  -               -               -
                                                             ------------       ------------    ------------    ------------
Total distributions(a)                                              (0.60)             (0.44)          (0.05)          (0.67)
                                                             ------------       ------------    ------------    ------------
Net increase (decrease) in net asset value(a)                       (0.13)             (0.17)           0.47            0.16
Net asset value, end of period(a)                            $      11.71       $      11.84    $      12.01    $      11.54
                                                             ============       ============    ============    ============
TOTAL RETURN(b)                                                      4.12%              2.29%           8.15%           7.50%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $    512,171       $    587,833    $    727,323    $    424,603
Ratio of expenses to average net assets(c)                           0.49%(d)           0.49%           0.49%           0.48%
Ratio of net investment income (loss) to
  average net assets                                                 3.29%              2.84%           3.86%           5.64%
Portfolio turnover rate(e)                                            100%               111%            339%            233%
Current Yield(f)                                                     4.62%              4.29%           3.31%           4.86%



(a) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c) Ratios do not reflect reduction for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.49%.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(f) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.

HARTFORD SMALLCAP GROWTH HLS FUND


                                                                             CLASS IA -- PERIODS ENDED:
                                                     12/31/05      12/31/04          12/31/03        12/31/02        12/31/01
                                                   ------------  ------------      ------------    ------------    ------------
    PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period                         $      17.55      $      11.70    $      16.44    $      23.73
    Net investment income (loss)                                         0.04                --           (0.02)             --
    Net realized and unrealized gain (loss) on
      investments                                                        2.67              5.85           (4.72)          (4.91)
                                                                 ------------      ------------    ------------    ------------
    Total from investment operations                                     2.71              5.85           (4.74)          (4.91)
    Less distributions:
      Dividends from net investment income                                 --                --              --              --
      Distributions from net realized gain on
        investments                                                        --                --              --           (2.38)
      Distributions from capital                                           --                --              --              --
                                                                 ------------      ------------    ------------    ------------
    Total distributions                                                    --                --              --           (2.38)
                                                                 ------------      ------------    ------------    ------------
    Net increase (decrease) in net asset value                           2.71              5.85           (4.74)          (7.29)
    Net asset value, end of period                               $      20.26      $      17.55    $      11.70    $      16.44
                                                                 ============      ============    ============    ============
    TOTAL RETURN(a)                                                     15.43%            50.06%         (28.83%)        (20.18%)
    RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)                     $    503,717      $    346,380    $    184,062    $    272,272
    Ratio of expenses to average net assets (b)                          0.64%(c)          0.66%           0.69%           0.68%
    Ratio of net investment income (loss) to
      average net assets                                                 0.27%            (0.01%)         (0.18%)         (0.02%)
    Portfolio turnover rate(d)                                             88%              101%             99%            164%


(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(b) Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.63%.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD SMALLCAP VALUE HLS FUND


                                                                           CLASS IA -- PERIODS ENDED:
                                                     12/31/05      12/31/04           12/31/03        12/31/02        12/31/01
                                                   ------------  ------------       ------------    ------------    ------------
    PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period                         $      14.81       $      10.88    $      14.20    $      11.74
    Net investment income (loss)                                         0.13               0.13            0.07            0.13
    Net realized and unrealized gain (loss) on
      investments                                                        1.92               4.01           (1.93)           2.33
                                                                 ------------       ------------    ------------    ------------
    Total from investment operations                                     2.05               4.14           (1.86)           2.46
    Less distributions:
      Dividends from net investment income                              (0.10)             (0.06)          (0.10)             --
      Distributions from net realized gain on
        investments                                                     (0.15)             (0.15)          (1.36)             --
      Distributions from capital                                           --                 --              --              --
                                                                 ------------       ------------    ------------    ------------
    Total distributions                                                 (0.25)             (0.21)          (1.46)             --
                                                                 ------------       ------------    ------------    ------------
    Net increase (decrease) in net asset value                           1.80               3.93           (3.32)           2.46
    Net asset value, end of period                               $      16.61       $      14.81    $      10.88    $      14.20
                                                                 ============       ============    ============    ============
    TOTAL RETURN(a)                                                     13.98%             38.46%         (15.17%)         21.01%
    RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)                     $    114,296       $    105,589    $     85,029    $    108,672
    Ratio of expenses to average net assets (b)                          0.92%(c)           0.92%           0.92%           0.96%
    Ratio of net investment income (loss) to
      average net assets                                                 0.80%              0.99%           0.60%           1.19%
    Portfolio turnover rate(d)                                             51%                57%             44%             49%


(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(b) Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.92%.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD STOCK HLS FUND


                                                                            CLASS IA - PERIODS ENDED:
                                                     12/31/05      12/31/04           12/31/03        12/31/02        12/31/01
                                                   ------------  ------------       ------------    ------------    ------------
    PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period(a)                      $      44.37       $      35.46    $      47.36    $      58.80
    Net investment income (loss) (a)                                     0.74               0.46            0.43            0.41
    Net realized and unrealized gain (loss) on
      investments(a)                                                     1.10               8.93          (11.94)          (7.42)
                                                                 ------------       ------------    ------------    ------------
    Total from investment operations(a)                                  1.84               9.39          (11.51)          (7.01)
    Less distributions:
         Dividends from net investment income(a)                        (0.49)             (0.48)          (0.39)          (0.38)
         Distributions from net realized gain on
           investments(a)                                                  --                 --              --           (4.05)
         Distributions from capital(a)                                     --                 --              --              --
                                                                 ------------       ------------    ------------    ------------
    Total distributions(a)                                              (0.49)             (0.48)          (0.39)          (4.43)
                                                                 ------------       ------------    ------------    ------------
    Net increase (decrease) in net asset value(a)                        1.35               8.91          (11.90)         (11.44)
    Net asset value, end of period(a)                            $      45.72       $      44.37    $      35.46    $      47.36
                                                                 ============       ============    ============    ============
    TOTAL RETURN(b)                                                      4.17%             26.47%         (24.25%)        (12.23%)
    RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)                     $  5,657,942       $  6,014,675    $  5,094,276    $  7,834,643
    Ratio of expenses to average net assets (c)                          0.49%(d)           0.49%           0.49%           0.49%
    Ratio of net investment income (loss) to
      average net assets                                                 1.61%              1.18%           0.97%           0.80%
    Portfolio turnover rate(e)                                             30%                37%             44%             39%


(a) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c) Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.48%.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD TOTAL RETURN BOND HLS FUND


                                                                            CLASS IA -- PERIODS ENDED
                                                     12/31/05      12/31/04           12/31/03        12/31/02        12/31/01
                                                   ------------  ------------       ------------    ------------    ------------
    PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period(a)                      $      12.32       $      11.95    $      11.46    $      11.08
    Net investment income (loss)(a)                                      0.40               0.36            0.56            0.46
    Net realized and unrealized gain (loss) on
      investments(a)                                                     0.12               0.57           (0.01)           0.48
                                                                 ------------       ------------    ------------    ------------
    Total from investment operations(a)                                  0.52               0.93            0.55            0.94
    Less distributions:
      Dividends from net investment income(a)                           (0.58)             (0.50)          (0.05)          (0.56)
      Distributions from net realized gain on
        investments(a)                                                  (0.32)             (0.06)          (0.01)             --
      Distributions from capital(a)                                        --                 --              --              --
                                                                 ------------       ------------    ------------    ------------
    Total distributions(a)                                              (0.90)             (0.56)          (0.06)          (0.56)
                                                                 ------------       ------------    ------------    ------------
    Net increase (decrease) in net asset value(a)                       (0.38)              0.37            0.49            0.38
    Net asset value, end of period(a)                            $      11.94       $      12.32    $      11.95    $      11.46
                                                                 ============       ============    ============    ============
    TOTAL RETURN(b)                                                      4.62%              7.85%          10.08%           8.68%
    RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)                     $  2,507,019       $  2,332,343    $  2,145,266    $  1,549,698
    Ratio of expenses to average net assets (c)                          0.50%(d)           0.50%           0.51%           0.51%
    Ratio of net investment income (loss) to
      average net assets                                                 3.72%              3.74%           5.58%           5.87%
    Portfolio turnover rate(e)                                            164%               215%            108%            185%
    Current Yield(f)                                                     3.84%              3.90%           5.01%           5.74%


(a) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c) Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.50%.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(f) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND


                                                                           CLASS IA -- PERIODS ENDED:
                                                     12/31/05      12/31/04           12/31/03        12/31/02        12/31/01
                                                   ------------  ------------       ------------    ------------    ------------
    PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period                         $      11.43       $      11.36    $      10.79    $      10.59
    Net investment income (loss)                                         0.29               0.31            0.22            0.50
    Net realized and unrealized gain (loss) on
      investments                                                       (0.07)             (0.07)           0.89            0.28
                                                                 ------------       ------------    ------------    ------------
    Total from investment operations                                     0.22               0.24            1.11            0.78
    Less distributions:
      Dividends from net investment income                              (0.41)             (0.17)          (0.54)          (0.58)
      Distributions from net realized gain on
        investments                                                        --                 --              --              --
      Distributions from capital                                           --                 --              --              --
                                                                 ------------       ------------    ------------    ------------
    Total distributions                                                 (0.41)             (0.17)          (0.54)          (0.58)
                                                                 ------------       ------------    ------------    ------------
    Net increase (decrease) in net asset value                          (0.19)              0.07            0.57            0.20
    Net asset value, end of period                               $      11.24       $      11.43    $      11.36    $      10.79
                                                                 ============       ============    ============    ============
    TOTAL RETURN(a)                                                      2.07%              2.15%          10.73%           7.50%
    RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)                     $    523,819       $    514,243    $    590,626    $    174,333
    Ratio of expenses to average net assets (b)                          0.47%(c)           0.47%           0.49%           0.51%
    Ratio of net investment income (loss) to
      average net assets                                                 3.08%              2.74%           3.47%           5.55%
    Portfolio turnover rate(d)                                            247%               191%            283%            155%


(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(b) Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.47%.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD VALUE HLS FUND



                                                                        CLASS IA - PERIODS ENDED:
                                                                                                                  4/30/01-
                                                 12/31/05      12/31/04           12/31/03        12/31/02       12/31/01(a)
                                               ------------  ------------       ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)                      $       9.72       $       7.61    $       9.94    $      10.00
Net investment income (loss)(b)                                      0.13               0.10            0.08            0.03
Net realized and unrealized gain (loss) on
  investments(b)                                                     0.91               2.08           (2.33)          (0.02)
                                                             ------------       ------------    ------------    ------------
Total from investment operations(b)                                  1.04               2.18           (2.25)           0.01
Less distributions:
Dividends from net investment income(b)                             (0.03)             (0.07)          (0.08)          (0.03)
Distributions from net realized gain on
  investments(b)                                                        -                  -               -           (0.04)
Distributions from capital(b)                                           -                  -               -               -
                                                             ------------       ------------    ------------    ------------
Total distributions(b)                                              (0.03)             (0.07)          (0.08)          (0.07)
                                                             ------------       ------------    ------------    ------------
Net increase (decrease) in net asset value(b)                        1.01               2.11           (2.33)          (0.06)
Net asset value, end of period(b)                            $      10.73       $       9.72    $       7.61    $       9.94
                                                             ------------       ------------    ------------    ------------
TOTAL RETURN(c)                                                     10.71%             28.60%         (22.64%)          0.06%(d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $    162,644       $    155,085    $     69,388    $     40,759
Ratio of expenses to average net assets(e)                           0.87%(f)           0.87%           0.89%           0.90%(g)
Ratio of net investment income (loss) to
  average net assets                                                 1.36%              1.53%           1.30%           1.02%(g)
Portfolio turnover rate(h)                                             45%                40%             37%             16%



(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.

(b) For the periods ended December 31, 2001 to December 31, 2002, per share amounts have been restated to reflect stock split for Class IA shares effective November 22, 2002.

(c) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(d) Not annualized.

(e) Ratios do not reflect reductions for expense offsets.

(f) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.85%.

(g) Annualized.

(h) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD VALUE OPPORTUNITIES HLS FUND


                                                                         CLASS IA -- PERIODS ENDED:
                                                   12/31/05      12/31/04           12/31/03        12/31/02        12/31/01
                                                 ------------  ------------       ------------    ------------    ------------
  PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period                         $      15.33       $      10.86    $      14.83    $      17.38
  Net investment income (loss)                                         0.13               0.06            0.07            0.08
  Net realized and unrealized gain (loss) on
    investments                                                        2.75               4.48           (3.68)          (0.48)
                                                               ------------       ------------    ------------    ------------
  Total from investment operations                                     2.88               4.54           (3.61)          (0.40)
  Less distributions:
    Dividends from net investment income                              (0.05)             (0.07)          (0.09)          (0.11)
    Distributions from net realized gain on
      investments                                                        --                 --           (0.27)          (2.04)
    Distributions from capital                                           --                 --              --              --
                                                               ------------       ------------    ------------    ------------
  Total distributions                                                 (0.05)             (0.07)          (0.36)          (2.15)
                                                               ------------       ------------    ------------    ------------
  Net increase (decrease) in net asset value                           2.83               4.47           (3.97)          (2.55)
  Net asset value, end of period                               $      18.16       $      15.33    $      10.86    $      14.83
                                                               ============       ============    ============    ============
  TOTAL RETURN(a)                                                     18.87%             41.87%         (24.95%)         (2.55%)
  RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)                     $    259,593       $    156,879    $     88,793    $    130,567
  Ratio of expenses to average net assets (b)                          0.67%(c)           0.71%           0.73%           0.73%
  Ratio of net investment income (loss) to
    average net assets                                                 1.10%              0.62%           0.60%           0.68%
  Portfolio turnover rate(d)                                             80%                48%             67%            147%


(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(b) Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.66%.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                         PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                        (herein called "we, our, and us")

           THIS PRIVACY POLICY APPLIES TO OUR UNITED STATES OPERATIONS

We value your trust.  We are committed to the responsible:
a)   management;
b)   use; and
c)   protection;
of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:
a)   service your TRANSACTIONS with us; and
b)   support our business functions.

We may obtain PERSONAL INFORMATION from:
a)   YOU;
b)   your TRANSACTIONS with us; and
c)   third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:
a)   your name;
b)   your address;
c)   your income;
d)   your payment; or
e) your credit history; may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a)   our insurance companies;
b)   our employee agents;
c)   our brokerage firms; and
d)   our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a)   market our products; or
b)   market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a)   independent agents;
b)   brokerage firms;
c)   insurance companies;
d)   administrators; and
e)   service providers;

who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:


a)   taking surveys;
b)   marketing our products or services; or
c) offering financial products or services under a joint agreement between us and one or more financial institutions.


We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:

a)   "opt-out;" or
b)   "opt-in;"s required by law.


We only disclose PERSONAL HEALTH INFORMATION with:

a)   your proper written authorization; or
b)   as otherwise allowed or required by law.


Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a)   underwriting policies;
b)   paying claims;
c)   developing new products; or
d)   advising customers of our products and services.


We use manual and electronic security procedures to maintain:

a)   the confidentiality; and
b)   the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:

a)   secured files;
b)   user authentication;
c)   encryption;
d)   firewall technology; and
e)   the use of detection software.


We are responsible for and must:

a)   identify information to be protected;
b)   provide an adequate level of protection for that data;
c) grant access to protected data only to those people who must use it in the performance of their job-related duties.


Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

AS USED IN THIS PRIVACY NOTICE:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:
a)   credit history;
b)   income;
c)   financial benefits; or
d)   policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:
a)   your medical records; or
b)   information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:
a)   PERSONAL FINANCIAL INFORMATION; and
b)   PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a)   your APPLICATION;
b) your request for us to pay a claim; and c) your request for us to take action on your account.


YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:
a)   asking about;
b)   applying for; or
c)   obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Group Insurance Company; Hartford Lloyd's Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Specialty Insurance Services of Texas, LLC; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HL Investment Advisors, LLC; Hartford Life Private Placement, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

FOR MORE INFORMATION

Two documents are available that offer further information on the Hartford HLS
Funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semiannual reports. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.


A current SAI and financial statements from the annual report for the fiscal year ended December 31, 2005 have been filed with the SEC and are incorporated by reference into (which means they are legally a part of) this prospectus.


The funds make available this prospectus, their SAI and annual/semiannual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semiannual report for a fund and/or the SAI or for other information about the funds, please contact the funds at:

BY MAIL:

Hartford HLS Funds
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

BY PHONE:

1-800-862-6668

ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

INTERNET:

(on the EDGAR Database on the SEC's internet site) www.sec.gov

E-MAIL:

publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:

Hartford Series Fund, Inc.                                             811-08629
Hartford HLS Series Fund II, Inc.                                      811-04615

HARTFORD SMALLCAP VALUE HLS FUND

CLASS IB SHARES
PROSPECTUS

MAY 1, 2006


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

HARTFORD SMALLCAP VALUE HLS FUND
C/O INDIVIDUAL ANNUITY SERVICES
P.O. BOX 5085
HARTFORD, CT 06102-5085

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

CONTENTS                                                                                                             PAGE
-------------------------------------------------------------------------------------------------------------------------
Introduction.                                  Introduction

A summary of the fund's                        Hartford SmallCap Value HLS Fund
goals, principal strategies, main risks,
performance and fees.

Description of other investment strategies     Investment strategies and investment matters
and investment risks.

Investment manager and management fee          Management of the fund
information.

Further information on the fund.               Further information on the fund
                                               Purchase and redemption of fund shares
                                               Distribution plan
                                               Determination of net asset value
                                               Dividends and distributions
                                               Frequent purchases and redemptions of fund shares
                                               Federal income taxes
                                               Variable contract owner voting rights
                                               Plan participant voting rights
                                               Performance related information
                                               Distributor, Custodian and Transfer Agent
                                               Financial highlights
                                               Privacy policy
                                               For more information                                       back cover

INTRODUCTION


The Hartford HLS Funds are a family of mutual funds (each a "fund" and together the "funds") which may serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates ("Hartford Life") and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans. The SmallCap Value HLS Fund described in this prospectus has its own investment strategy and risk/reward profile. The SmallCap Value HLS Fund offers two classes of shares: Class IB shares offered in this prospectus and Class IA shares offered pursuant to another prospectus. Class IB shares are subject to distribution fees under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940 as amended, (the "1940 Act") and therefore have higher expenses than Class IA shares, which are not subject to Rule 12b-1 distribution fees.


The SmallCap Value HLS Fund is a diversified fund and is an investment portfolio (series) of Hartford HLS Series Fund II, Inc. Information on the fund, including its risk factors, can be found on the pages following this Introduction. HARTFORD LIFE ALSO SPONSORS A FAMILY OF MUTUAL FUNDS KNOWN AS THE HARTFORD MUTUAL FUNDS, WHICH ARE OFFERED DIRECTLY TO THE PUBLIC (THE "RETAIL FUNDS"). THE RETAIL FUNDS ARE SEPARATE FUNDS AND SHOULD NOT BE CONFUSED WITH THE HARTFORD HLS FUNDS' INVESTMENT OPTIONS OFFERED IN THIS PROSPECTUS.

The investment manager to the fund is HL Investment Advisors, LLC ("HL Advisors"). The day-to-day portfolio management of the fund is provided by an investment sub-adviser. Information regarding HL Advisors and the sub-adviser is included under "Management of the Fund" in this prospectus.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the fund, be sure to read all risk disclosures carefully before investing.


HARTFORD HLS SERIES FUND II, INC. HAS RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

HARTFORD SMALLCAP VALUE HLS FUND

INVESTMENT GOAL. The Hartford SmallCap Value HLS Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund pursues its objective by investing at least 80% of its assets in common stocks of small companies, focusing on those companies whose stock prices are believed to be undervalued. Small companies are those whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index [($___ billion] as of December 31, 2005). This average is updated monthly. In certain unusual circumstances, the fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization. [The fund's median market capitalization was $___ billion as of December 31, 2005.] The fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.


The fund is sub-advised by Janus Capital Management LLC ("Janus"), which has contracted with Perkins, Wolf, McDonnell and Company, LLC (the "Manager") to provide day-to-day investment management for the fund. In selecting securities for the fund, the Manager generally looks for companies with:

     - a low price relative to their assets, earnings, cash flow or business franchise;

     -  products and services that give them a competitive advantage; and

     -  quality balance sheets and strong management.

The Manager's philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation.

The Manager will generally sell a security when it no longer meets the Manager's investment criteria or when it has met the Manager's expectations for appreciation.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The Manager's investment strategy will influence performance significantly. Stocks of small companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Such stocks may also pose greater liquidity risks. Additionally, overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. If the Manager's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund's investments are often focused in a small number of business sectors, which may pose greater liquidity risk and increases the risk of the fund should adverse economic developments occur in one of those sectors. In addition, the fund may invest in certain securities with unique risks, such as special situations. Special situations are companies about to undergo a structural, financial or management change, which may significantly affect the value of their securities.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on May 1, 1998, it did not offer Class IB shares of the fund until July 1, 2003. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)


                                  CLASS IB TOTAL RETURNS
                                  ----------------------
                         1999             15.05%
                         2000             26.68%
                         2001             20.71%
                         2002            -15.17%
                         2003             38.04%
                         2004             14.06%
                         2005              7.83%


    DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 24.84% (4TH QUARTER 2001) AND THE LOWEST QUARTERLY RETURN WAS -23.36% (3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05



                                                                                        SINCE
                                                                                      INCEPTION
                                                          1 YEAR        5 YEARS      (MAY 1, 1998)
             Class IB(1)                                   7.83%         11.64%         11.99%
             Russell 2000 Value Index (reflects
                no deduction for fees or
                expenses)                                  4.71%         13.55%          9.19%(2)


(1) Class IB shares commenced operations on July 1, 2003. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.
(2)  Return is from 4/30/98.


     INDEX: The Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

     RUSSELL 2000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


TABLE TO BE UPDATED


                                                                                  CLASS IB
                                                                                  --------
             SHAREHOLDER FEES
              (fees paid directly from your investment)
              Maximum sales charge (load) as a percentage of offering
                price                                                          Not applicable

              Maximum deferred sales charge (load)                             Not applicable
              Exchange fees                                                    None

             ANNUAL OPERATING EXPENSES
              (expenses that are deducted from the fund's assets)
              Management fees                                                            0.87%
              Distribution and service (12b-1) fees                                      0.25%
              Other expenses                                                             0.05%
              Total operating expenses                                                   1.17%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                     CLASS IB
                                                                                     --------
                                EXPENSES (WITH OR WITHOUT REDEMPTION)
                                 Year 1                                                $___
                                 Year 3                                                $___
                                 Year 5                                                $___
                                 Year 10                                               $___


SUB-ADVISER

Janus

PORTFOLIO MANAGERS

Janus has contracted with Perkins, Wolf, McDonnell and Company, LLC (the "Manager") to provide day-to-day investment management for the fund. The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio. Each of the portfolio managers listed has full investment discretion over the fund's portfolio, although Robert H. Perkins, as the lead co-manager, has ultimate decision-making authority for the fund's daily investment decisions.

Robert H. Perkins

-  President and Director of the Manager

- Investment manager since 1970 and manager of the fund since its inception (May 1998)

Thomas H. Perkins

-  Investment manager since 1974 and manager of the fund since 1999

-  Joined the Manager in 1998

- Portfolio manager of valuation sensitive growth portfolios for Alliance Capital, 1984-1998

Todd Perkins

-  Co-manager of the Fund since May 2005

- Joined the Manager in 1998 as head trader and research analyst, focusing on companies in the industrial, materials and financial sectors

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT RISKS GENERALLY


Many factors affect fund performance. There is no assurance that the fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the fund.


The different types of securities, investments, and investment techniques used by the fund all have attendant risks of varying degrees. For example, with respect to equity securities, in which the fund may invest as part of its principal investment strategy, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. As described below, an investment in the fund entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, the fund may invest some or all of its assets in high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent the fund is in a defensive position, the fund may lose the benefit of upswings and limit its ability to meet its investment objective.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES


The fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques, which are incidental to the fund's primary strategy, permit the fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for the fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.


These techniques are also used to manage risk by hedging the fund's portfolio investments. Hedging techniques may not always be available to the fund, and it may not always be feasible for the fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, the fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to the fund or increase volatility in the fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

FOREIGN INVESTMENTS


The fund may invest in securities of foreign issuers, loans of foreign borrowers, and non-dollar securities and loans, but not as part of its principal investment strategy.

Investments in the securities of foreign issuers, loans of foreign borrowers or investments in non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or borrowers or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


INVESTMENTS IN EMERGING MARKETS


The fund may invest in emerging markets, but not as a part of its principal investment strategy.


The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The fund may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

The fund will invest in securities of small capitalization companies as part of its principal investment strategy. Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the Standard & Poor's 500 Composite Stock Price Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES

The fund is permitted to invest in other investment companies, including investment companies which may not be registered under the 1940 Act, such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. The fund may only invest in other investment companies in connection with a plan of merger, consolidation, reorganization or acquisition of assets, or in the open market involving no commission or profit to a sponsor or dealer (other than a customary broker's commission). Securities in certain countries are currently accessible to the fund only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

The fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "QUBES" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "iSHARES," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, the fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by the fund can generate brokerage expenses.

Generally, the fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT THE FUND'S INVESTMENT GOAL

The fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. The fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

The fund may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses and transaction costs for the fund, and therefore could adversely affect the fund's performance. The fund is not managed to achieve a particular tax result for shareholders.

TERMS USED IN THIS PROSPECTUS

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.


FOREIGN ISSUERS AND FOREIGN BORROWERS: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

NON-DOLLAR SECURITIES AND LOANS: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.


INVESTMENT POLICIES


The fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by the fund, this requirement is no longer met, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. The fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of the fund may be changed at any time by a vote of the fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.


ADDITIONAL INVESTMENT STRATEGIES AND RISKS


The fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the fund's Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the fund (see back cover for address, phone number and website address).


DISCLOSURE OF PORTFOLIO HOLDINGS


The fund will disclose its complete calendar quarter-end portfolio holdings on the fund's website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each calendar quarter. The fund also will disclose on the fund's website its largest ten holdings or largest five issuers no earlier than 15 days after the end of each month. A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available (i) in the fund's SAI; and (ii) on the fund's website.. See the SAI for further details.

MANAGEMENT OF THE FUND

THE INVESTMENT MANAGER


THIS SECTION TO BE UPDATED

HL Investment Advisors, LLC ("HL Advisors") is the investment manager to the fund. As investment manager, HL Advisors is responsible for the management of the fund and supervises the activities of the investment sub-adviser described below. In addition, Hartford Life provides administrative services to the fund. HL Advisors and Hartford Life are wholly-owned indirect subsidiaries of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with $323 billion in assets under management as of December 31, 2005. HL Advisors had over $61.0 billion in assets under management, as of December 31, 2005. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.


Hartford HLS Series Fund II, Inc. has received an exemptive order from the Securities and Exchange Commission ("SEC") under which it uses a "Manager of Managers" structure. HL Advisors has responsibility, subject to oversight by the Board of Directors of Hartford HLS Series Fund II, Inc., to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HL Advisors to appoint a new sub-adviser, with the approval by the Board of Directors and without obtaining approval from those contract holders that participate in the fund. Within 90 days after hiring any new sub-adviser, affected contract holders will receive all information about the new sub-advisory relationship that would have been included if a proxy statement had been required. HL Advisors will not enter into a sub-advisory agreement with an affiliated sub-adviser unless contract holders approve such agreement.

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual funds companies. These regulatory inquiries have focused on a number of mutual fund issues including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual-fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission ("SEC"), subpoenas from the New York Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking, and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues.

The SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing. The fund is available for purchase by the separate accounts of different variable life insurance policies, variable annuity products, and funding agreements, and they are offered directly to certain qualified retirement plans. Although existing products contain transfer restrictions between subaccounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against The Hartford with respect to certain owners of older variable annuity products, The Hartford's ability to restrict transfers by these owners is limited. The SEC's Division of Enforcement also is investigating aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford also has received a subpoena from the New York Attorney General's Office requesting information related to the Company's group annuity products. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office and other regulatory agencies.

A number of companies have announced settlements of enforcement actions with various regulatory agencies, primarily the SEC and the New York Attorney General's Office, which have included a range of monetary penalties and restitution. While no such action has been initiated against The Hartford, the SEC and the New York Attorney General's Office are likely to take some action at the conclusion of the on-going investigations related to market timing and directed brokerage. The potential timing of any such action is difficult to predict. If such an action is brought, it could have a material adverse effect on The Hartford's consolidated results of operations or cash flows in particular quarterly or annual periods, but The Hartford does not expect any such action to result in a material adverse effect on the fund. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the fund's adviser and/or sub-adviser could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.


In addition, The Hartford has been served with five consolidated putative national class actions, now consolidated into a single putative class action, IN RE HARTFORD MUTUAL FUNDS FEE LITIGATION, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford's Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. The defendants in this case include various Hartford entities, Wellington Management, The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., the Retail Funds themselves and certain of the directors of the Retail Funds, who also serve as directors of the fund. This litigation is not expected to result in a material adverse effect on the fund.


THE INVESTMENT SUB-ADVISER


Janus Capital Management LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, the sub-adviser of the fund, has entered into an agreement with Perkins, Wolf, McDonnell and Company, LLC (the "Manager"), 310 South Michigan Avenue, Suite 2600, Chicago, Illinois 60604, under which Janus will pay the Manager a fee to provide the day-to-day investment management for the fund. As of December 31, 2005, Janus's parent company, Janus Capital Group, Inc. had investment management authority over approximately $148.5 billion in assets. As of the same date, the Manager had investment management authority over approximately $10.1 billion in assets.


MANAGEMENT FEE

The fund pays a monthly management fee to HL Advisors for investment advisory and certain administrative services. This fee is based on a stated percentage of the fund's average daily net asset value as follows:

             AVERAGE DAILY NET ASSETS                       ANNUAL RATE
             First $50 Million                                 0.900%
             Amount over $50 Million                           0.850%


[For the year ended December 31, 2005, the fund paid a management fee to HL Advisors. This fee, expressed as a percentage of net assets, was 0.87%.]

A discussion regarding the basis for the Board of Directors' approval of the investment management and investment sub-advisory agreements of the fund is available in the fund's annual report to shareholders covering the period ending December 31, 2005.


FURTHER INFORMATION ON THE FUND

PURCHASE AND REDEMPTION OF FUND SHARES

The fund may offer each class of its shares to variable annuity and variable life insurance separate accounts of Hartford Life, Fortis Benefits and First Fortis (the "Accounts") as investment options for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued through the Accounts. The fund may also offer its shares to certain qualified retirement plans (the "Plans"). The fund may also serve as an underlying investment option for certain variable annuity and variable life insurance separate accounts of other insurance companies.

The fund offers two different classes of shares: Class IB shares offered in this prospectus and Class IA shares offered pursuant to another prospectus. The two classes of shares represent an investment in the same fund but are subject to different expenses and have different prices and performance.

Most of the Accounts are registered with the SEC as investment companies. When shares of a fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of a fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the fund are sold by Hartford Securities Distribution Company, Inc. (the "Distributor") in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IB shares of the fund at net asset value without sales or redemption charges.

For each day on which the fund's net asset value is calculated, the Accounts transmit to the fund any orders to purchase or redeem shares of the fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to the fund any orders to purchase or redeem shares of the fund based on the instructions of Plan trustees or participants received by the Plans as of that day. The Accounts and Plans purchase and redeem shares of the fund at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

Although it would not normally do so, the fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When portfolio securities received in this fashion are sold, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The fund, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the fund during any 90 day period for any one account.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in the fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in the fund. To the extent that such classes of investors are invested in the same fund when a conflict of interest arises that might involve the fund, one or more of such classes of investors could be disadvantaged. The fund currently does not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, the fund's Board of Directors will monitor the fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in the fund or substitute shares of another fund for the current fund. This, in turn, could cause the fund to sell portfolio securities at a disadvantageous price.

DISTRIBUTION PLAN

The fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for its Class IB shares. Pursuant to the Distribution Plan, the fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares. A portion of the amounts received by the Distributor may be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of fund prospectuses, statements of additional information, any supplements to those documents and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributor may also use the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Distribution Plan provides that the fund may pay annually up to 0.25% of the average daily net assets of the fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, the fund is authorized to make monthly payments to the Distributor which may be used to pay or reimburse entities, including insurance company affiliates of HL Advisors, providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard. All or any portion of this fee may be remitted to dealers who provide distribution or shareholder account services.

The Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the fund with respect to Class IB shares regardless of the level of expenditures by the Distributor. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) compensation to and expenses, including overhead and telephone expenses, of employees of the distributor engaged in the distribution of the Class IB shares of the fund; (b) printing and mailing of prospectuses, statements of additional information, and reports for prospective purchasers of variable contracts investing indirectly in Class IB shares of the fund; (c) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of variable contracts investing indirectly in Class IB shares of the fund; (d) expenses relating to the development, preparation, printing, and mailing of fund advertisements, sales literature, and other promotional materials describing and/or relating to the Class IB shares of the fund; (e) expenses of holding seminars and sales meetings designed to promote the distribution of the Class IB shares of the fund; (f) expenses of obtaining information and providing explanations to variable contract owners regarding fund investment objectives and policies and other information about the fund, including performance; (g) expenses of training sales personnel regarding the Class IB shares of the fund; (h) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the variable contracts to the Class IB shares of the fund; (i) expenses of personal services and/or maintenance of variable contract accounts with respect to Class IB shares of the fund attributable to such accounts; and (j) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class IB shares.

In accordance with the terms of the Distribution Plan, the distributor provides to the fund, for review by the fund's board of directors, a quarterly written report of the amounts expended under the Distribution Plan and the purpose for which such expenditures were made.

The Distribution Plan was adopted by a majority vote of the fund's board of directors, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Distribution Plan, cast in person at a meeting called for the purpose of voting on the Distribution Plan. In approving the Distribution Plan, the directors identified and considered a number of potential benefits which the Distribution Plan may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, and the ability to sell shares of the fund through adviser and broker distribution channels. The board of directors believes that there is a reasonable likelihood that the Distribution Plan will benefit the Class IB shareholders of the fund. Under its terms, the Distribution Plan remains in effect from year to year provided such continuance is approved annually by vote of the directors in the manner described above. The Distribution Plan may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the fund affected thereby, and material amendments to the Distribution Plan must also be approved by the board of directors in the manner described above. The Distribution Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors who are not interested persons of the fund and have no direct or indirect financial interest in the operations of the Distribution Plan, or by a vote of a "majority of the outstanding voting securities" of the fund affected thereby. The Distribution Plan will automatically terminate in the event of its assignment.

The distributor and its affiliates may pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the fund's shares and/or for the servicing of those shares.

Rule 12b-1 fees have the effect of increasing operating expenses of the fund. Because the fees paid by the fund under the Distribution Plan are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of a variable contract owner's or plan participant's investment and may cost more than alternative types of charges for the same distribution and investor services.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) is determined for the fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value is determined by dividing the value of the fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The fund generally uses market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, the fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which the fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities; and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, the fund uses a fair value pricing service approved by the fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the fund. Because the NAV of the fund's shares is determined only on business days of the fund, the value of the portfolio securities of the fund may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

Debt securities (other than short-term obligations) held by the fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from the widely-used quotation system in accordance with procedures established by the Board of Directors. Generally, the fund may use fair valuation in regards to debt securities when the fund holds defaulted or distressed securities or securities in a company in which reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that will mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions may be declared by the fund's Board of Directors, from time to time. The current policy for the fund is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once each year.

Such dividends and distributions are automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


THIS SECTION TO BE UPDATED

The fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of the fund by a fund shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading can (i) cause the fund's portfolio manager to hold larger cash positions than desired instead of fully investing the fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; and (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when the fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders and in particular those using arbitrage strategies can dilute the fund's NAV for long-term shareholders.


If you intend to trade frequently or use market-timing investment strategies, you should not invest in the fund. As explained below, however, there are certain frequent traders currently invested in the fund.

The fund is available for investment, directly or indirectly, through a variety of means, including: individual variable-annuity contracts and individual variable-life policies; group annuity contracts and corporate-owned life insurance ("COLI") policies issued by Hartford Life Insurance Company and its affiliates (collectively "Hartford Life"); and IRS-qualified investment plans, such as employer-sponsored retirement plans. With the exception of participants in a relatively small number of qualified investment plans (representing a small percentage of the assets of the fund), individual investors do not participate directly in the fund through ownership of fund shares. Rather, the overwhelming majority of participants invest in separate accounts maintained by Hartford Life in connection with its variable annuity and life insurance products, which in turn invest in the fund. In all cases, exchange activity in the fund occurs on an omnibus basis, which limits the ability of the fund, itself, to monitor or restrict the trading practices of individual investors in a meaningful way. Hartford Life has the ability to monitor and restrict trading practices of individual investors in most, but not all, cases.

In addition to these limitations on the fund's ability to monitor and restrict individual trading practices, the varied mechanisms for participation in the fund prevent the fund from establishing policies for market timing and abusive trading that are enforceable on equal terms with respect to all direct and indirect investors in the fund. Older versions of individual variable-annuity contracts issued by Hartford Life, for example, do not include terms that would expressly permit Hartford Life to impose strict numeric limitations on the number of exchanges that a contract holder can make during a specified time period or redemption fees on short-term trading activity. These contracts have not been sold by Hartford Life since the 1980's, but holders of these contracts remain invested in Hartford Life's separate accounts, which in turn invest in the fund. Further, many of the existing plan documents and agreements with third-party administrators for omnibus accounts do not contain terms that would enable the fund, Hartford Life, or the plan sponsors to impose trading restrictions upon individual participants in those plans who may be deemed to be market timers or abusive traders.

In addition, as the result of litigation with certain holders of Hartford Life's older variable annuity contracts, including court decisions and a court-approved settlement of litigation, these contract holders continue to trade frequently and Hartford Life is limited in its ability to restrict the number of their exchanges and the manner in which they conduct exchanges. See "Individual Variable Annuity and Variable Life Products," below.

The Board of Directors of the fund has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The fund's policy is to discourage investors from trading in the fund's shares in an excessive manner that would be harmful to long-term investors by requiring Hartford Life to establish internal procedures that are reasonably designed to decrease the attractiveness of the fund to market timers and to impose reasonable restrictions on frequent purchases and redemptions of fund shares to the extent practicable. In addition, it is the fund's policy to require the fund's sub-adviser to establish internal procedures pursuant to which portfolio managers are required to report to Hartford Life any cash flow activities in the fund that, in the reasonable judgment of the portfolio manager, are reasonably likely to affect adversely the management or performance of the fund. Once a portfolio manager reports such activities to Hartford Life, Hartford Life will identify all investors who transferred in or out of the fund on the day or days identified by the portfolio manager. Hartford Life will then review the list to determine whether the transfer activity violates the policies and procedures adopted by the Board of Directors with respect to frequent purchase and redemption of fund shares. Where Hartford Life cannot directly restrict the practices of an investor, Hartford Life will work with the appropriate financial intermediary to do so. The Chief Compliance Officer of the fund is responsible for monitoring and reporting all material violations of the fund's policies and procedures to the Board of Directors of the fund, and makes periodic reports to the Board with respect to suspected abusive trading activities and the steps taken to address any such activities. The fund reserves the right, in its sole discretion, to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the request or previous excessive trading activity, but have no obligation to do so.

No system for prevention and detection of market timing and other abusive trading activities can be expected to eliminate all such activities. Hartford Life has developed and employs the following procedures with respect to restrictions on trading:

Individual Variable Annuity and Variable Life Products. Hartford Life presently sells only individual variable annuity contracts and individual variable life insurance policies that include contractual language reserving for Hartford Life the right to restrict abusive trading activities and to revoke the exchange privileges of abusive traders. In addition, currently sold variable annuity contracts and variable life insurance policies contain terms that permit Hartford Life to limit the means by which contract holders and policy holders may conduct exchanges. Under Hartford Life's internal policies and procedures, any contract owner or policy holder who conducts in excess of twenty (20) exchanges in one policy/contract year is deemed to be an "Excessive Trader" for the remainder of the policy/contract year. With respect to any currently sold contract or policy, an Excessive Trader may only conduct exchanges in writing by U.S. mail or overnight delivery.

Hartford Life's older Director I and Director II variable annuity contracts, which were sold in the 1980's, do not contain language expressly reserving for Hartford Life the right to restrict abusive trading activities and to revoke the exchange privileges of abusive traders. These contracts are no longer sold by Hartford Life, but holders of these contracts remain invested in Hartford Life's separate accounts, which in turn invest in shares of the fund. Hartford Life does employ the Excessive Trader restrictions described above to holders of Director I and Director II contracts, except with respect to approximately 42 of these contract holders, described above, to whom less restrictive limitations apply as the result of settlement of litigation ("the Settlement Holders"). Under the terms of the settlement agreement, the Settlement Holders may conduct exchanges, which result in exchanges of fund shares, by telephone on a daily basis, subject to the following limitations: (i) with respect to all funds other than Advisers HLS Fund, Capital Appreciation HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund, Stock HLS Fund and Total Return Bond HLS Fund, the combined investments of these contract holders may not exceed 5% of the total assets of any sub-account which invests in the fund (and thus less than 5% of the net assets of the fund) and (ii) the contract holders may not invest in any newly available sub-account which invests in the fund until the earlier of the first date on which the sub-account's total net assets equal or exceeds $200 million or the 18-month anniversary of the commencement of the sub-account's operations.

As of December 31, 2005, the cumulative value of the contracts held by the Settlement Holders, all of which is invested in the funds, was approximately $115 million. The Settlement Contract Holders exchange all or a part of their contract value on up to a daily basis. The specific funds used by the Settlement Holders vary from time to time, and the funds cannot predict which funds will be the subject of this trading. Portfolio managers of the funds with assets attributable to these contracts may hold these assets in cash or other highly liquid investment vehicles in order to reduce the potential for increased transaction costs and forced liquidation when the assets in question are transferred out of the funds. Maintaining these assets in cash results in lost investment opportunities. When the overall portfolio returns exceed the return on the cash or more liquid investment vehicle, the negative effect is sometimes referred to as "cash drag on performance." Hartford Life has agreed to indemnify the funds on a going forward basis for any material harm caused to the funds from frequent trading by the Settlement Holders.

COLI Products. With respect to COLI products offering investments in Hartford Life's Separate Accounts that participate in the fund, Hartford Life imposes numeric restrictions on the frequency with which a contract holder may reallocate investment options. These restrictions vary by contract from one reallocation per contract year to those that permit twelve free reallocations per contract year with a $50 charge for reallocations in excess of twelve. In 2005 none of the COLI contract holders reached or exceeded twelve reallocations during a contract year.


Group Annuity Products. With respect to group annuity products offering investments in Hartford Life's Separate Accounts that invest in shares of the fund, Hartford Life serves as third-party administrator for the groups and, as such, has access to information concerning individual trading activity. Each group, however, maintains plan documents that govern the rights and obligations of plan participants and, accordingly, limits the ability of Hartford Life to restrict individual trading activity. Hartford Life is using reasonable efforts to work with plan sponsors to modify administrative services agreements between Hartford Life and the plans, as well as plan documents, in ways to enable Hartford Life to impose abusive trading restrictions that are reasonably designed to be as effective as those set forth above for individual variable annuity and variable life policyholders. Nonetheless, Hartford Life's ability to identify and deter frequent purchases and redemptions through omnibus accounts is limited, and success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the third-party administrators and plan sponsors.

Omnibus Accounts Participating Directly in the Funds. Unlike the Group Annuity context discussed above, Hartford Life does not serve as a third-party administrator with respect to the omnibus accounts participating directly in the funds. Because Hartford Life receives orders from these omnibus accounts on an aggregated basis, Hartford Life is substantially limited in its ability to identify or deter Excessive Traders or other abusive traders. Most omnibus accounts that participate directly in the funds offer no more than one of the funds to their plan participants and, at present, none offers more than three funds. Under these circumstances, Hartford Life is not in a position to require the third-party administrators and plan sponsors for these accounts to institute specific trade restrictions that are unique to the funds. Hartford Life does, however, use reasonable efforts to work with the third-party administrators or plan sponsors to establish and maintain reasonable internal controls and procedures for limiting exchange activity in a manner that is consistent with the funds' prospectus disclosure and reasonably designed to ensure compliance with applicable rules relating to customer order handling and abusive trading practices. Nonetheless, Hartford Life's ability to identify and deter frequent purchases and redemptions through omnibus accounts is limited, and success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the third-party administrators and plan sponsors.

The use of fair value pricing can serve both to make the fund less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the fund's shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in the fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The fund's pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities will be a part of the fund's defenses against harmful excessive trading in fund shares. For additional information concerning the fund's fair-value procedures, please refer to "Determination of Net Asset Value" found earlier in the prospectus.

FEDERAL INCOME TAXES

For federal income tax purposes, the fund is treated as a separate taxpayer. The fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended. By so qualifying, the fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, the fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in the fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the fund, see "Taxes" in the SAI.

VARIABLE CONTRACT OWNER VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. With respect to a fund that is an investment portfolio of Hartford HLS Series Fund II, Inc., votes are counted on an aggregate basis for such corporate entity except as to matters where the interests of funds differ (such as approval of an investment management agreement or a change in the fund's fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of the fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class of the fund. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

PLAN PARTICIPANT VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

PERFORMANCE RELATED INFORMATION

The fund may advertise performance related information. Performance information about the fund is based on the fund's past performance only and is no indication of future performance.

The fund may include its total return in advertisements or other sales material. When the fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

The fund is offered exclusively through variable insurance products and to certain qualified retirement plans. Performance information presented for the fund should not be compared directly with performance information of other insurance products or retirement plans without taking into account charges and expenses payable with respect to these insurance products or retirement plans. Such charges and expenses are not reflected in the fund's performance information and will reduce an investor's return under the insurance products or retirement plans.

DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the fund.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of the fund's assets.

Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the fund.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the fund's Class IB shares since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor in Class IB shares would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.


HARTFORD SMALLCAP VALUE HLS FUND


                                                                                            CLASS IB -- PERIOD ENDED:
                                                                 12/31/05     12/31/04        7/1/03 - 12/31/03(a)
                                                                 --------     --------        --------------------
     PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period                                     $  14.78              $  12.06
     Net investment income (loss)                                                 0.15                     -
     Net realized and unrealized gain (loss) on investments
                                                                                  1.91                  2.72
                                                                              --------              --------
     Total from investment operations                                             2.06                  2.72
     Less distributions:
       Dividends from net investment income                                      (0.10)                    -
       Distributions from net realized gain on investments                       (0.15)                    -
       Distributions from capital                                                    -                     -
                                                                              --------              --------
     Total distributions                                                         (0.25)                    -
                                                                              --------              --------
     Net increase (decrease) in net asset value                                   1.81                  2.72
     Net asset value, end of period                                           $  16.59              $  14.78
                                                                              --------              --------
     TOTAL RETURN(f)                                                             14.06%                25.54%(b)
     RATIOS AND SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands)                                 $     32              $   1.00
     Ratio of expenses to average net assets(e)                                   1.17%(g)              1.17%(c)
     Ratio of net investment income (loss) to average
     net assets                                                                   0.55%                 0.74%(c)
     Portfolio turnover rate(d)                                                     51%                   57%


(a)  Class IB shares were first offered on July 1, 2003.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(e)  Ratios do not reflect reductions for expense offsets.
(f) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(g) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 1.17%.

                     [THE PAGE IS INTENTIONALLY LEFT BLANK]

   PRIVACY POLICY AND PRACTICES OF THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               AND ITS AFFILIATES
                        (herein called "we, our, and us")

           THIS PRIVACY POLICY APPLIES TO OUR UNITED STATES OPERATIONS

We value your trust.  We are committed to the responsible:
a)   management;
b)   use; and
c)   protection;
of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:
a)   service your TRANSACTIONS with us; and
b)   support our business functions.

We may obtain PERSONAL INFORMATION from:
a)   YOU;
b)   your TRANSACTIONS with us; and
c)   third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:
a)   your name;
b)   your address;
c)   your income;
d)   your payment; or
e)   your credit history;
may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:
a)   our insurance companies;
b)   our employee agents;
c)   our brokerage firms; and
d)   our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:
a)   market our products; or
b)   market our services;
to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:
a)   independent agents;
b)   brokerage firms;
c)   insurance companies;
d)   administrators; and
e)   service providers;
who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:
a)   taking surveys;
b)   marketing our products or services; or
c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:
a)   "opt-out;" or
b)   "opt-in;"
as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:
a)   your proper written authorization; or
b)   as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:
a)   underwriting policies;
b)   paying claims;
c)   developing new products; or
d)   advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)   the confidentiality; and
b)   the integrity of;
PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:
a)   secured files;
b)   user authentication;
c)   encryption;
d)   firewall technology; and
e)   the use of detection software.

We are responsible for and must:
a)   identify information to be protected;
b)   provide an adequate level of protection for that data;
c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

AS USED IN THIS PRIVACY NOTICE:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:
a)   credit history;
b)   income;
c)   financial benefits; or
d)   policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:
a)   your medical records; or
b)   information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:
a)   PERSONAL FINANCIAL INFORMATION; and
b)   PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:
a)   your APPLICATION;
b)   your request for us to pay a claim; and
c)   your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:
a)   asking about;
b)   applying for; or
c)   obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Group Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Specialty Insurance Services of Texas, LLC; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HL Investment Advisors, LLC; Hartford Life Private Placement, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

FOR MORE INFORMATION

Two documents are available that offer further information on the fund:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about the fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal period, as well as the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the fund.

A current SAI and financial statements from the annual report for the fiscal period ended December 31, 2005 have been filed with the SEC and are incorporated by reference into (which means they are legally a part of) this prospectus.

The fund makes available this prospectus, its SAI and annual/semiannual reports free of charge, on the fund's website at www.hartfordinvestor.com.

To request a free copy of the current annual/semiannual report for the fund and/or the SAI or for other information about the fund, please contact the fund at:

BY MAIL:

Hartford SmallCap Value HLS Fund
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

BY PHONE:

1-800-862-6668

ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

INTERNET:

(on the EDGAR Database on the SEC's internet site) www.sec.gov

E-MAIL:

publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBER:

Hartford HLS Series Fund II, Inc.          811-04615

                                     PART B

                  COMBINED STATEMENT OF ADDITIONAL INFORMATION

                           HARTFORD SERIES FUND, INC.
                                   INCLUDING:
                           HARTFORD ADVISERS HLS FUND
                     HARTFORD CAPITAL APPRECIATION HLS FUND
                      HARTFORD DISCIPLINED EQUITY HLS FUND
                      HARTFORD DIVIDEND AND GROWTH HLS FUND
                         HARTFORD EQUITY INCOME HLS FUND
                             HARTFORD FOCUS HLS FUND
                        HARTFORD GLOBAL ADVISERS HLS FUND
                     HARTFORD GLOBAL COMMUNICATIONS HLS FUND
                   HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
                         HARTFORD GLOBAL HEALTH HLS FUND
                        HARTFORD GLOBAL LEADERS HLS FUND
                       HARTFORD GLOBAL TECHNOLOGY HLS FUND
                            HARTFORD GROWTH HLS FUND
                          HARTFORD HIGH YIELD HLS FUND
                             HARTFORD INDEX HLS FUND
              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
                  HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
                  HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
                            HARTFORD MIDCAP HLS FUND
                         HARTFORD MIDCAP VALUE HLS FUND
                         HARTFORD MONEY MARKET HLS FUND
                      HARTFORD MORTGAGE SECURITIES HLS FUND
                         HARTFORD SMALL COMPANY HLS FUND
                             HARTFORD STOCK HLS FUND

                       HARTFORD TOTAL RETURN BOND HLS FUND

                             HARTFORD VALUE HLS FUND

                        HARTFORD HLS SERIES FUND II, INC.
                                   INCLUDING:
                     HARTFORD GROWTH OPPORTUNITIES HLS FUND
                        HARTFORD SMALLCAP GROWTH HLS FUND
                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
                      HARTFORD VALUE OPPORTUNITIES HLS FUND

                          CLASS IA and CLASS IB SHARES


     This combined Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the prospectus for the Fund in question. The Funds' audited financial statements, together with the notes thereto and reports of the Funds' independent registered public accounting firm, as of December 31, 2005 appearing in the Annual Reports to Shareholders of each of Hartford Series Fund, Inc. or Hartford HLS Series Fund II, Inc., as applicable, are incorporated herein by reference. A free copy of each Annual/Semiannual Report and each prospectus is available upon request by writing to: Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085, by calling 1-800-862-6668, or on the Funds' website at www.hartfordinvestor.com.

Date of Prospectuses: May 1, 2006
Date of Statement of Additional Information: May 1, 2006

TABLE OF CONTENTS


                                                                          PAGE
GENERAL INFORMATION                                                        [1]
INVESTMENT OBJECTIVES AND POLICIES                                         [3]
HLS FUND MANAGEMENT                                                       [24]
INVESTMENT MANAGEMENT ARRANGEMENTS                                        [35]
PORTFOLIO MANAGERS                                                        [45]
PORTFOLIO TRANSACTIONS AND BROKERAGE                                      [57]
HLS FUND EXPENSES                                                         [64]
HLS FUND ADMINISTRATION                                                   [65]
DISTRIBUTION ARRANGEMENTS                                                 [66]
PURCHASE AND REDEMPTION OF SHARES                                         [68]
SUSPENSION OF REDEMPTIONS                                                 [68]
DETERMINATION OF NET ASSET VALUE                                          [69]
OWNERSHIP AND CAPITALIZATION OF THE HLS FUNDS                             [70]
TAXES                                                                     [72]
CUSTODIAN                                                                 [76]
TRANSFER AGENT                                                            [76]
DISTRIBUTOR                                                               [76]
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                             [76]
OTHER INFORMATION                                                         [77]
PROXY VOTING POLICIES AND PROCEDURES                                      [77]
FINANCIAL STATEMENTS                                                      [78]

APPENDIX                                                                   A-1

                               GENERAL INFORMATION


     This SAI relates to the thirty mutual funds listed on the front cover page (each an "HLS Fund" and together the "HLS Funds") which may serve as the underlying investment vehicles for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company and other insurance companies, and for certain qualified retirement plans. Each HLS Fund offers two classes of shares: Class IA and Class IB. HL Investment Advisors, LLC ("HL Advisors") is the investment manager and Hartford Life Insurance Company ("Hartford Life") provides administrative services to each HLS Fund. HL Advisors and Hartford Life are indirect wholly-owned subsidiaries of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with $323 billion in assets under management as of December 31, 2005. In addition, Wellington Management Company, LLP ("Wellington Management") and Hartford Investment Management Company ("Hartford Investment Management"), an affiliate of HL Advisors, are sub-advisers to certain of the HLS Funds and provide the day-to-day investment management of the HLS Funds. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. The Hartford also sponsors a family of mutual funds that is offered directly to the public. Hartford Investment Financial Services, LLC ("HIFSCO"), a wholly-owned subsidiary of The Hartford, is the investment manager and principal underwriter to that fund family.

     Each HLS Fund, except Hartford Growth Opportunities HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Value Opportunities HLS Fund, is an investment portfolio (series) of Hartford Series Fund, Inc., a Maryland corporation registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. Each of Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund and Hartford Total Return Bond HLS Fund was originally organized as a separate Maryland corporation registered with the SEC as an open-end management investment company. On August 28, 2002 each of these HLS Funds reorganized as an investment portfolio (series) of Hartford Series Fund, Inc. Prior to their reorganizations, these HLS Funds were named, respectively, as follows: Hartford Advisers HLS Fund, Inc., Hartford Bond HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford Global Advisers HLS Fund, Inc., Hartford Index HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford MidCap HLS Fund, Inc., Hartford Money Market HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., Hartford Small Company HLS Fund, Inc. and Hartford Stock HLS Fund, Inc. Hartford Series Fund, Inc. issues a separate series of shares of common stock for each HLS Fund that is a series of Hartford Series Fund, Inc., representing a fractional undivided interest in such HLS Fund. Each such series of shares is subdivided into two classes, Class IA and IB.


     As of August 16, 2004, except for shares representing reinvested capital gains distributions and income dividends, the Hartford MidCap HLS Fund no longer offers or sells Class IA shares or Class IB shares to qualified retirement plans ("Plans") or to separate accounts of insurance companies ("Separate Accounts"), except as follows: (1) to Separate Accounts through which group variable annuity contracts or funding agreements are issued to certain qualified retirement plans and certain state or municipal employee benefit plans in connection with such contracts issued before that date that offer the MidCap HLS Fund as an investment option, (2) to Separate Accounts through which individual or "corporate-owned" variable life insurance contracts are issued in connection with such contracts issued before that date that offer the MidCap HLS Fund as an investment option, (3) to Separate Accounts through which individual variable annuity contracts are issued in connection with such contracts issued before August 16, 2004 that offer the MidCap HLS Fund as an investment option, solely to facilitate certain systematic investment programs or asset allocation programs in which owners of variable annuity contracts enrolled prior to that date, (4) to Separate Accounts through which individual variable annuity contracts were issued before August 16, 2004 that offer the MidCap HLS Fund as an investment option, solely to facilitate transfers from another subaccount or "fixed" investment option under certain older contracts as to which The Hartford, as a result of settlement of litigation, may not restrict transfers to the subaccount investing in the MidCap HLS Fund, and (5) directly to certain Plans and certain state or municipal employee benefit plans to which shares were issued before August 16, 2004 and that offer the MidCap HLS Fund as an investment option.

     As of August 16, 2004, except for shares representing reinvested capital gains distributions and income dividends, the Hartford MidCap Value HLS Fund no longer offers or sells Class IA shares or Class IB shares to Plans or to Separate Accounts, except as follows: (1) to Separate Accounts through which individual variable life insurance contracts are issued in connection with such contracts issued before that date that offer the MidCap Value HLS Fund as an investment option, (2) to Separate Accounts through which individual variable annuity contracts are issued in connection with such contracts issued before August 16, 2004 that offer the MidCap Value HLS Fund as an investment option, solely to facilitate certain systematic investment programs in which owners of variable annuity contracts enrolled prior to that date, (3) to Separate Accounts through which individual variable annuity contracts are issued in connection with such contracts issued before August 16, 2004 that offer the MidCap Value HLS Fund as an investment option, solely to facilitate transfers from another subaccount or "fixed" investment option under certain older contracts as to which The Hartford, as a result of settlement of litigation, may not restrict transfers to the subaccount investing in the MidCap Value HLS Fund, and (4) directly to certain Plans and certain state or municipal employee benefit plans to which shares were issued before August 16, 2004 and that offer the MidCap Value HLS Fund as an investment option.

     As of August 16, 2004, except for shares representing reinvested capital gains distributions and income dividends, the Hartford Small Company HLS Fund no longer offers or sells Class IA shares or Class IB shares to Plans or to Separate Accounts, except as follows: (1) to Separate Accounts through which group variable annuity contracts or funding agreements are issued to certain qualified retirement plans and certain state or municipal employee benefit plans in connection with such contracts offered or issued before that date that offer the Small Company HLS Fund as an investment option, (2) to Separate Accounts through which individual variable life insurance contracts are issued in connection with such contracts issued before that date that offer the Small Company HLS Fund as an investment option, (3) to Separate Accounts through which individual variable annuity contracts are issued in connection with such contracts issued before August 16, 2004 that offer the Small Company HLS Fund as an investment option, solely to facilitate certain systematic investment programs in which owners of variable annuity contracts enrolled prior to that date, (4) to Separate Accounts through which individual variable annuity contracts were issued before August 16, 2004 that offer the Small Company HLS Fund as an investment option, solely to facilitate transfers from another subaccount or "fixed" investment option under certain older contracts as to which The Hartford, as a result of settlement of litigation, may not restrict transfers to the subaccount investing in the Small Company HLS Fund and (5) directly to certain Plans and certain state or municipal employee benefit plans to which shares were offered or issued before August 16, 2004 and that offer the Small Company HLS Fund as an investment option.

     Hartford Growth Opportunities HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Value Opportunities HLS Fund are investment portfolios (series) of Hartford HLS Series Fund II, Inc., a Maryland corporation (together with Hartford Series Fund, Inc., the "Companies" and each, a "Company") registered with the SEC as an open-end management investment company. Hartford HLS Series Fund II, Inc. was originally incorporated in Minnesota in 1986 under the name Fortis Series Fund, Inc. ("Fortis Series") and commenced operations at that time as an open-end management investment company. On April 30, 2002, Fortis Series was reorganized and merged into Hartford HLS Series Fund II, Inc., a new Maryland corporation. Prior to the reorganization, these HLS Funds were named, respectively, as follows: Fortis Growth Stock Series (now Hartford Growth Opportunities HLS
Fund), Fortis Aggressive Growth Series (now Hartford SmallCap Growth HLS Fund), Fortis U.S. Government Securities Series (now Hartford U.S. Government Securities HLS Fund) and Fortis Value Series (now Hartford Value Opportunities HLS Fund). Hartford HLS Series Fund II, Inc. issues a separate series of shares of common stock for each HLS Fund that is a series of Hartford HLS Series Fund II, Inc., representing a fractional undivided interest in such HLS Fund. Each such series of shares is subdivided into two classes, Class IA and IB.

     Each HLS Fund is a diversified fund, other than the Focus HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund and Global Technology HLS Fund, which are non-diversified funds.

     The board of directors may reclassify authorized shares to increase or decrease the allocation of shares in each HLS Fund. The board of directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares of any HLS Fund or to classify and reclassify existing and new funds into one or more classes. A reference to the "board of directors" shall refer to the board of directors of the corporation in question (or, as the case may be, to the board of directors of the corporation of which the fund in question is a series).

     In this SAI the HLS Funds that are series of Hartford HLS Series Fund II, Inc. are sometimes collectively referred to as the "New Hartford HLS Funds." Each of the other HLS Funds are sometimes collectively referred to as the "Hartford HLS Funds."

     The year of each HLS Fund's organization is as follows:

               Advisers HLS Fund*                                         1983
               Capital Appreciation HLS Fund*                             1983
               Disciplined Equity HLS Fund                                1998
               Dividend and Growth HLS Fund*                              1994
               Equity Income HLS Fund                                     2003
               Focus HLS Fund                                             2000
               Global Advisers HLS Fund*                                  1995
               Global Communications HLS Fund                             2000
               Global Financial Services HLS Fund                         2000
               Global Health HLS Fund                                     2000
               Global Leaders HLS Fund                                    1998
               Global Technology HLS Fund                                 2000
               Growth HLS Fund                                            2002
               Growth Opportunities HLS Fund**                            1987
               High Yield HLS Fund                                        1998
               Index HLS Fund*                                            1987
               International Capital Appreciation HLS Fund                2001
               International Opportunities HLS Fund*                      1990
               International Small Company HLS Fund                       2001
               MidCap HLS Fund*                                           1997
               MidCap Value HLS Fund                                      2001
               Money Market HLS Fund*                                     1980
               Mortgage Securities HLS Fund*                              1985
               Small Company HLS Fund*                                    1996
               SmallCap Growth HLS Fund**                                 1994
               Stock HLS Fund*                                            1977
               Total Return Bond HLS Fund*                                1977
               U.S. Government Securities HLS Fund**                      1987
               Value HLS Fund                                             2001
               Value Opportunities HLS Fund**                             1996

* Prior to their reorganization as a series of a Maryland corporation on August 28, 2002, these HLS Funds were each organized as a separate Maryland corporation, as stated above.

** Prior to their reorganization as a series of a Maryland corporation on April 30, 2002, these HLS Funds were each organized as a series of a Minnesota corporation, as stated above.

                       INVESTMENT OBJECTIVES AND POLICIES

     Percentage limitations on investments described in this SAI or in any prospectus will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed below as fundamental or to the extent designated as such in any prospectus, the other investment policies described in this SAI or in any prospectus are not fundamental and may be changed without shareholder approval.

A.   FUNDAMENTAL RESTRICTIONS OF THE HLS FUNDS

     Each HLS Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable HLS Fund's outstanding voting securities. Under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in the prospectuses and this SAI, a "majority of the outstanding voting securities" means the approval of the lesser of (1) the holders of 67% or more of the outstanding shares of an HLS Fund (or a class of the outstanding shares of an HLS Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the HLS Fund (or of the class) are present in person or by proxy, or (2) the holders of more than 50% of the outstanding shares of the HLS Fund (or of the class).


     Each HLS Fund, other than Focus HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund and Global Technology HLS Fund, has elected to be classified as a diversified series of an open-end management investment company. The Focus HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund and Global Technology HLS Fund each has elected to be classified as a non-diversified series of an open-end management investment company.

     A non-diversified fund, such as Focus HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund and Global Technology HLS Fund, is not required to comply with the diversification rules of the 1940 Act. Because a non-diversified fund may invest in securities of relatively few issuers, it involves more risk than a diversified fund, since any factors affecting a given company could affect performance of the fund to a greater degree.


     The investment objectives and principal investment strategies of each HLS Fund are set forth in their respective prospectuses. Set forth below are the fundamental investment restrictions and policies applicable to each HLS Fund followed by certain non-fundamental restrictions and policies applicable to each HLS Fund.

     1. Each HLS Fund will not borrow money or issue any class of senior securities, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.


     2. Each HLS Fund (except Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund and Global Technology HLS Fund) will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the HLS Fund's total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry.


     3. Global Communications HLS Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: telecommunication services and media.

     4. Global Financial Services HLS Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: banks, diversified financials, and insurance.

     5. Global Health HLS Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products, and health services.

     6. Global Technology HLS Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: technology hardware and equipment, software and computer services, commercial services and supplies, electronics, and communication equipment.

     7. Each HLS Fund will not make loans, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

     8. Each HLS Fund will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the HLS Fund may be deemed an underwriter under applicable laws.

     9. Each HLS Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein.

     10. Each HLS Fund will not purchase or sell commodities or commodities contracts, except that the HLS Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

     The investment objective of each HLS Fund is non-fundamental and may be changed without a shareholder vote.

B.   NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE HLS FUNDS

The following restrictions are designated as non-fundamental and may be changed by the board of directors without the approval of shareholders.

     Each HLS Fund may not:


     1. Pledge, mortgage or hypothecate its assets, except to the extent required to secure permitted borrowings. This investment restriction shall not apply to any required segregated account, securities lending arrangements, reverse repurchase agreements or other assets in escrow and collateral arrangements with respect to margin for futures contracts and related options.


     2. Purchase any securities on margin (except that an HLS Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities). The deposit or payment by an HLS Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

     3. Purchase securities while outstanding borrowings exceed 5% of the HLS Fund's total assets, except for temporary or emergency purposes. Reverse repurchase agreements, dollar rolls, securities lending, or other investments or transactions described in the HLS Fund's registration statement are not deemed to be borrowings for purposes of this restriction.

     4. Sell securities short except for short sales against the box.


     5. Invest more than 20% of the value of its total assets (30% in the case of High Yield HLS Fund and Total Return Bond HLS Fund, and 35% in the case of Capital Appreciation HLS Fund) in the securities and loans of foreign issuers or borrowers and non-dollar securities and loans; provided that with respect to the percentages listed above for High Yield HLS Fund and Total Return Bond HLS Fund, each fund may not invest more than 10% of its total assets in non-dollar securities and loans. This policy does not apply to Money Market HLS Fund or to Funds with the words GLOBAL or INTERNATIONAL in their name.


     6. Except for Money Market HLS Fund, invest more than 15% of the HLS Fund's net assets in illiquid securities (10% for Money Market HLS Fund).

     7. Enter into a stock index futures contract (by exercise of any option or otherwise) or acquire any options thereon, if immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on stock index futures contracts would exceed 5% of the value of the HLS Fund's total assets.

     SmallCap Growth HLS Fund, Growth Opportunities HLS Fund, and Value Opportunities HLS Fund may not enter into any options, futures or forward contract transactions if immediately thereafter (a) the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the HLS Fund would exceed 5% of the value of the total assets of the HLS Fund or (b) the HLS Fund's assets covering, subject to, or committed to all options, futures, and forward contracts would exceed 20% of the value of the total assets of the HLS Fund. (This restriction does not apply to securities purchased on a when-issued, delayed delivery or forward commitment basis.)


C.   NON-FUNDAMENTAL TAX RESTRICTIONS OF THE HLS FUNDS

     Each HLS Fund must:

     1. Maintain its assets so that, at the close of each quarter of its taxable year,

          (a) at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (including bank loans) limited in respect of any one issuer to no more than 5 percent of the fair market value of the HLS Fund's total assets and 10 percent of the outstanding voting securities of such issuer, and

          (b) no more than 25 percent of the fair market value of its total assets is invested in the securities (including bank loans) of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the HLS Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.

     These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the applicable board of directors to the extent appropriate in light of changes to applicable tax law requirements.

     2. Maintain its assets so that it is adequately diversified within the meaning of Section 817(h) of the Internal Revenue Code and regulations thereunder. Generally, this means that at the close of each calendar quarter, or within 30 days thereafter,

          (a) no more than 55% of the value of the assets in the HLS Fund is represented by any one investment,

          (b) no more than 70% of the value of the assets in the HLS Fund is represented by any two investments,

          (c) no more than 80% of the value of the assets in the HLS Fund is represented by any three investments, and

          (d) no more than 90% of the value of the total assets of the HLS Fund is represented by any four investments. In determining whether the diversification standards are met, each U.S. Government agency or instrumentality shall be treated as a separate issuer.

D.   MISCELLANEOUS INVESTMENT STRATEGIES AND RISKS

     The investment objective and principal investment strategies for each HLS Fund are discussed in the HLS Funds' prospectuses. A further description of certain investment strategies used by various HLS Funds is set forth below. The percentage limits described in the sections below are based on market value and are determined as of the time securities are purchased.

     Certain descriptions in the prospectuses of the HLS Funds and in this SAI of a particular investment practice or technique in which the HLS Funds may engage or a financial instrument which the HLS Funds may purchase are meant to describe the spectrum of investments that an HLS Fund's sub-adviser, in its discretion, might, but is not required to, use in managing the HLS Fund's portfolio assets in accordance with the HLS Fund's investment objective, policies, and restrictions. The sub-adviser, in its discretion, may employ such practice, technique, or instrument for one or more HLS Funds, but not necessarily for all HLS Funds for which it serves as sub-adviser. It is possible that certain types of financial instruments or techniques may not be available, permissible, or effective for their intended purposes in all markets.

     MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES In addition to Money Market HLS Fund, which may hold cash and invest in money market instruments at any time, all other HLS Funds may hold cash and invest in high quality money market instruments under appropriate circumstances as determined by an applicable sub-adviser, subject to the overall supervision of HL Advisors. The HLS Funds may invest up to 100% of their assets in cash or money market instruments only for temporary defensive purposes.


     Money market instruments include, but are not limited to: (1) banker's acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements.

     REPURCHASE AGREEMENTS A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by an HLS Fund to the seller. The resale price by the HLS Fund would be in excess of the purchase price, reflecting an agreed upon market interest rate.


     Each HLS Fund is permitted to enter into fully collateralized repurchase agreements. Each Company's board of directors has delegated to the sub-advisers the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the HLS Funds will engage in repurchase agreements.

     The sub-advisers will monitor such transactions to ensure that the value of underlying collateral will be at least equal at all times to the total amount of the repurchase obligation, including the accrued interest. If the seller defaults, an HLS Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In the event the seller commences bankruptcy proceedings, a court may characterize the transaction as a loan. If an HLS Fund has not perfected a security interest in the security, the HLS Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor. As an unsecured creditor, the HLS Fund could lose some or all of the principal and interest involved in the transaction.

     REVERSE REPURCHASE AGREEMENTS Each HLS Fund, except Index HLS Fund, may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by an HLS Fund of portfolio assets concurrently with an agreement by an HLS Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which an HLS Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by an HLS Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of an HLS Fund and, therefore, increases the possibility of fluctuation in an HLS Fund's net asset value.


     INFLATION-PROTECTED DEBT SECURITIES Each HLS Fund may invest in inflation-protected debt securities. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the security. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original security principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities, even during a period of deflation. However, the current market value of the securities is not guaranteed, and will fluctuate. The HLS Funds may also invest in other inflation related securities which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

     The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

     DEBT SECURITIES Each HLS Fund is permitted to invest in debt securities including, among others: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed securities; (4) mortgage-related securities, including collateralized mortgage obligations ("CMO's"); (5) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; and (6) commercial mortgage-backed securities.


     INVESTMENT GRADE DEBT SECURITIES The Money Market HLS Fund is permitted to invest only in high quality, short term instruments as determined by Rule 2a-7 under the 1940 Act. Each of the other HLS Funds is permitted to invest in debt securities rated within the four highest rating categories (E.G., "Aaa", "Aa", "A" or "Baa" by Moody's Investors Service, Inc. ("Moody's") [and] "AAA", "AA", "A" or "BBB" by Standard and Poor's Corporation ("S&P")) (or, if unrated, securities of comparable quality as determined by the applicable sub-adviser). These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If an HLS Fund is authorized to invest in a certain rating category, the HLS Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, a sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (E.G., "Baa" by Moody's and "BBB" by S&P), and unrated securities of comparable quality (as determined by a sub-adviser) are viewed to have adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such securities lack outstanding investment characteristics and do have speculative characteristics. To the extent that an HLS Fund invests in higher-grade securities, the HLS Fund may not be able to avail itself of opportunities for higher income which may be available at lower grades.

     HIGH YIELD-HIGH RISK DEBT SECURITIES AND BANK LOANS Any security or loan rated "Ba" by Moody's or "BB" by S&P or lower, or securities or loans which, if unrated, are determined by a sub-adviser to be of comparable quality, are below investment grade. Total Return Bond HLS fund is permitted to invest up to 20% of its total assets

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in securities or bank loans rated below investment grade. International Small
Company HLS Fund is permitted to invest up to 15% of its total assets in fixed income securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, Inc. or of comparable quality if not rated. Although High Yield HLS Fund is permitted to invest up to 100% of its total assets in securities and bank loans rated below investment grade, no more than 10% of its total assets will be invested in securities and bank loans rated below "B3" by Moody's or "B-" by S&P, or if unrated, determined to be of comparable quality by Hartford Investment Management. Each of the other HLS Funds, except the Index HLS Fund, Money Market HLS Fund and U.S. Government Securities HLS Fund, is permitted to invest up to 5%, and the Global Advisers HLS Fund is permitted to invest up to 15%, of its total assets in fixed income securities rated as low as "C" by Moody's or "CC" by S&P or of comparable quality if not rated.

     Securities and bank loans rated below investment grade are commonly referred to as "high yield-high risk debt securities", "junk bonds" "or leveraged loans" as the case may be. Each rating category has within it different gradations or sub-categories. For instance the "Ba" rating for Moody's includes "Ba3," "Ba2" and "Ba1." Likewise the S&P rating category of "BB" includes "BB+," "BB" and "BB-." If an HLS Fund is authorized to invest in a certain rating category, the HLS Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Descriptions of the debt securities and bank loans ratings system, including their speculative characteristics attributable to each ratings category, are set forth as an appendix to this SAI. These securities and bank loans generally entail greater risk (including the possibility of default or bankruptcy of the issuer), involve greater volatility of price and risk to principal and income, and may be less liquid than securities and bank loans in higher rating categories. Securities and bank loans in the highest category below investment grade are considered to be of poor standing and predominantly speculative. These securities and bank loans are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities and bank loans held by an HLS Fund with a commensurate effect on the value of an HLS Fund's shares. If a security or bank loan is downgraded to a rating category which does not qualify for investment, the applicable sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.

     BANK LOANS AND LOAN PARTICIPATIONS High Yield HLS Fund and Total Return Bond HLS Fund may invest up to 10% of total assets in bank loans or participation interests in variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loans are relatively illiquid and may be difficult to value.Investments in bank loans through a direct assignment of the financial institution's interest with respect to the bank loan may involve additional risks to High Yield HLS Fund and Total Return Bond HLS Fund. For example, if a bank loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the High Yield HLS Fund or Total Return Bond HLS Fund could be held liable as co-lenders.

     Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect fund performance.

     Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, High Yield HLS Fund and Total Return Bond HLS Fund bear a substantial risk of losing the entire amount invested.

     Bank loans may be structured to include both term loans, which are generally fully funded at the time of High Yield HLS Fund and Total Return Bond HLS Fund's investments, and revolving credit facilities, which would require these HLS Funds to make additional investments in the bank loans as required under the terms of the credit facility at the borrower's demand.

     A financial institution's employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness. However, if assets held by the agent bank for the benefit of High Yield HLS Fund or Total Return Bond HLS Fund were determined to be subject to the claims of the agent bank's general creditors, such HLS Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.

     High Yield HLS Fund and Total Return Bond HLS Fund will acquire loan participations only if the lender inter-positioned between an HLS Fund and the borrower is determined by the HLS Fund's sub-adviser to be creditworthy. Loan participations typically will result in High Yield HLS fund and Total Return Bond HLS Fund having a contractual relationship only with the lender that sold the participation, not with the borrower. High Yield HLS Fund and Total Return Bond HLS Fund will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, an HLS Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, High Yield HLS Fund and Total Return Bond HLS Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender of the lender selling participation, an HLS Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     High Yield HLS Fund and Total Return Bond HLS Fund's investments in loan participations and bank loans may be subject to a Fund's limitations on investments in illiquid investments and, to the extent applicable, its limitations on investments in securities or bank loans rated below investment grade. The High Yield HLS Fund and Total Return Bond HLS Fund may have difficulty disposing of loan participations and bank loans. In certain cases, the market for such investments is not highly liquid, and therefore High Yield HLS Fund and Total Return Bond HLS Fund anticipate that in such cases, the lack of a highly liquid secondary market may have an adverse impact on the value of such investments. This will also have an adverse impact on High Yield HLS Fund and Total Return Bond HLS Fund's ability to dispose of particular loan participations or bank loans when necessary to meet redemption of such HLS Fund shares, to meet such HLS Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for loan participations and bank loans also may make it more difficult for High Yield HLS Fund and Total Return Bond HLS Fund to value these investments for purposes of calculating their respective net asset value.

     SENIOR FLOATING RATE LOANS High Yield HLS Fund and Total Return Bond HLS Fund may invest in interests in senior floating rate loans. Senior floating rate loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of floating rate loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. High Yield HLS Fund and Total Return Bond HLS Fund may also invest in companies whose financial condition is uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. Floating rate loans typically have rates of interest which are reset or predetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a spread. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender's portion of the floating rate loan.

     Many loans in which High Yield HLS Fund and Total Return Bond HLS Fund may invest may not be rated by a rating agency, may not be registered with the Securities and Exchange Commission or any state securities commission and may not be listed on any national securities exchange. The amount of public information available with respect to loans will generally be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, Hartford Investment Management considers, and may rely in part, on analyses performed by others. In the event that loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities that are rated below-investment-grade and comparable unrated bonds are viewed by the rating agencies as having speculative characteristics and are commonly known as "junk bonds". Historically, floating rate loans tend to have more favorable loss recovery rates than more junior types of below-investment-grade debt obligations. Hartford Investment Management does not view ratings as the primary factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

     Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. The floating rate loans are rated below-investment-grade, which means that rating agencies view them as more likely to default in payment than investment-grade loans. Such nonpayment would result in a reduction of income to High Yield HLS Fund and Total Return Bond HLS Fund, a reduction in the value of the investment and a potential decrease in the net asset value of any of these HLS Funds. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, High Yield HLS Fund and Total Return Bond HLS Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a floating rate loan. To the extent that a floating rate loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a Borrower. Some floating rate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such floating rate loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of floating rate loans including, in certain circumstances, invalidating such floating rate loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect High Yield HLS Fund and Total Return Bond HLS Fund's performance.

     When High Yield HLS Fund and Total Return Bond HLS Fund invest in loans and securities, each of these HLS Funds is subject to interest rate risk. When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although each of High Yield HLS Fund and Total Return Bond HLS Fund's net asset value will vary, HLS Fund management expects the HLS Fund's policy of acquiring floating rate loans to minimize fluctuations in net asset value as a result of changes in market interest rates. However, because rates on floating rate loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuation in such Fund's net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in High Yield HLS Fund and Total Return Bond HLS Fund's net asset value.

     Although the volume of floating rate loans has increased in recent years, demand for loans has also grown. An increase in demand may benefit High Yield HLS Fund and Total Return Bond HLS Fund by providing increased liquidity for loans but may also adversely affect the rate of interest payable on loans acquired by these HLS Funds and the availability of loans acquired in the primary market, as well as increase the price of loans in the secondary market.

     PREPAYMENT RISKS. Most floating rate loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Loans or debt securities purchased to replace a prepaid loan or debt security may have lower yields than the yield

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on the prepaid loan or debt security.

     MARKET RISKS. Significant events, such as the events of September 11, 2001, and market disruption events, such as weather or infrastructure disruptions that affect the markets generally, can affect the liquidity of High Yield HLS Fund and Total Return Bond HLS Fund and cause spreads to widen or interest rates to rise, resulting in a reduction in value of an HLS Fund's assets. Other economic factors (such as a large downward movement in stock prices, a disparity in supply of and demand for certain loans and securities or market conditions that reduce liquidity) can also adversely affect the markets for debt obligations. Rating downgrades of holdings or their issuers will generally reduce the value of such holdings. Each of High Yield HLS Fund and Total Return Bond HLS Fund is also subject to income risk, which is the potential for a decline in an HLS Fund's income due to falling interest rates or market reductions in spread.

     The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the loan and securities markets. High Yield HLS Fund and Total Return Bond HLS Fund cannot predict the effects of similar events in the future on the U.S. economy. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could affect interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares. In particular, junk bonds and floating rate loans tend to be more volatile than higher-rated fixed income securities so that these events and any actions resulting from them may have a greater effect on the prices and volatility of junk bonds and floating rate loans than on higher-rated fixed income securities.

     MATERIAL NON-PUBLIC INFORMATION. High Yield HLS Fund and Total Return Bond HLS Fund may be in possession of material non-public information about a Borrower or issuer as a result of its ownership of a loan or security of such Borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, High Yield HLS Fund and Total Return Bond HLS Fund may be unable to enter into a transaction in a loan or security of such a Borrower or issuer when it would otherwise be advantageous to do so.

     REGULATORY RISK. To the extent that legislation or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of floating rate loans for investment may be adversely affected. In addition, such legislation could depress the market value of floating rate loans.


     MORTGAGE-RELATED SECURITIES The mortgage-related securities in which each HLS Fund may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the HLS Funds) by various governmental, government-related and private organizations. These HLS Funds may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of an HLS Fund's shares.

     The value of these securities may be significantly affected by interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. These securities may also be subject to prepayment risk and the risk that the underlying loans may not be repaid. The yield characteristics of the mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally permit prepayment at any time. The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers, and unemployment rates. If an HLS Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity.

Conversely, if an HLS Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by an HLS Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

     The mortgage securities in which an HLS Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (E.G., an HLS Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of "locking in" long-term interest rates.

     Mortgage-related securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-related securities are referred to herein as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge.

     CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     Certain classes of CMOs and other mortgage-related securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.


     ASSET-BACKED SECURITIES Each HLS Fund, except Index HLS Fund, may invest in asset-backed securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital accounts receivables. These HLS Funds may invest in these and other types of asset-backed securities that may be developed in the future. These securities may be subject to the risk of prepayment or default. Not all asset-backed securities have the benefit of a security interest in the underlying asset. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed, thereby reducing the balance due. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     STRUCTURED NOTES The HLS Funds may invest up to 5% of their total assets in structured notes. The values of the structured notes in which the HLS Funds will invest are linked to equity securities or equity indices ("reference instruments"). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

     Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.


     MUNICIPAL SECURITIES High Yield HLS Fund and Total Return Bond HLS Fund may invest in municipal securities. Municipal securities include primarily debt obligations of the states, their agencies, universities, boards, authorities and political subdivisions (for example, cities, towns, counties, school districts, authorities and commissions) issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and firefighting equipment, or any authorized corporate purpose of the issuer except for the payment of current expenses. Certain types of industrial development bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. In addition, structured securities, such as tobacco bonds, may be issued by municipal entities to securitize future payment streams. Such obligations are included within the term municipal securities if the interest payable thereon is, in the opinion of bond counsel, exempt from federal income taxation, but may include securities which pay interest income subject to the alternative minimum tax. Certain types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial, commercial or office facilities constitute municipal securities, although current federal income tax laws place substantial limitations on the size of such issues.

     The two principal classifications of municipal securities are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. The characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility. Industrial development bonds are in most cases limited obligation bonds payable solely from specific revenues of the project to be financed, pledged to their payment. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities (or the credit standing of a third-party guarantor or other credit enhancement participant, if any). There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, depending on various factors. (See Appendix.)

     The yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of a

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particular offering, the maturity of the obligation and the rating of the issue.
The ratings of the various rating agencies represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general, not absolute, standards of quality. Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.

     For the purpose of diversification under the 1940 Act, the identification of the issuer of a municipal security depends on the terms and conditions of the security. If a state or a political subdivision of such state pledges its full faith and credit to payment of a security, the state or the political subdivision, respectively, will be deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of the state or a political subdivision are separate from those of the state or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality will be deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or projects will be deemed the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user will be deemed to be the sole issuer. If, however, in any of the above cases, the state, the political subdivision or some other entity guarantees a security, and the value of all securities issued or guaranteed by the guarantor and owned by an HLS Fund exceeds 10% of the value of the HLS Fund's total assets, the guarantee will be considered a separate security and will be treated as an issue of the guarantor.


     INVERSE FLOATERS Global Advisers HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. These HLS Funds could lose money and their net asset value could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.

     EQUITY SECURITIES Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund may not invest in equity securities. High Yield HLS Fund and Total Return Bond HLS Fund have a limited ability to invest in certain types of equity securities as described below. All other HLS Funds (except those HLS Funds described in the two immediately preceding sentences) may invest in all types of equity securities and may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. High Yield HLS Fund and Total Return Bond HLS Fund may each invest up to 15% of its total assets in preferred stocks, convertible securities, and warrants (including securities carrying warrants to purchase equity securities or debt securities or loans. High Yield HLS Fund and Total Return Bond HLS Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or loans or upon exercise of warrants acquired with debt securities or loans. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.


     The prices of securities purchased in initial public offerings ("IPOs") can be very volatile. The effect of IPOs on an HLS Fund's performance depends on a variety of factors, including the number of IPOs the HLS Fund invests in relative to the size of the HLS Fund and whether and to what extent a security purchased in an IPO appreciates and depreciates in value. As an HLS Fund's asset base increases, IPOs often have a diminished effect on such HLS Fund's performance.


     SMALL CAPITALIZATION SECURITIES Each HLS Fund, except Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund, may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, small capitalization securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies. Small capitalization securities may be more likely to be offered in initial public offerings. Because securities issued in initial public offerings are being offered to the public for the first time, the market for such securities may be inefficient and less liquid.

     FOREIGN ISSUERS AND BORROWERS AND NON-DOLLAR SECURITIES AND LOANS Foreign issuers and borrowers include (1) companies organized outside the United States,
(2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets. Non-dollar securities and loans are securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

     Many of the HLS Funds are permitted to invest a portion of their assets in securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on foreign securities exchanges and are denominated in foreign currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in foreign securities. When selecting securities of foreign issuers and non-dollar securities, the applicable sub-adviser will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located.

     HLS Funds that are permitted to invest in securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans may invest in debt exchangeable for common stock, debt, currency or equity-linked notes and similar linked securities (E.G., zero-strike warrants ("LNs")), which are derivative securities typically issued by a financial institution or special purpose entity the performance of which depends on the performance of a corresponding foreign security or index. Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock. LNs are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the linked security or index has declined. Moreover, LNs are subject to counterparty risk, which is the risk that the company issuing an LN may fail to pay the full amount due at maturity or redemption. An HLS Fund may also have difficulty disposing of LNs because there may be restrictions on redemptions and there may be no market or only a thin trading market in such securities.

     Advisers HLS Fund, Disciplined Equity HLS Fund, Dividend and Growth HLS Fund, Equity Income HLS Fund, Focus HLS Fund, Growth HLS Fund, Growth Opportunities HLS Fund, MidCap HLS Fund, MidCap Value HLS Fund, Small Company HLS Fund, SmallCap Growth HLS Fund, Stock HLS Fund, Value HLS Fund and Value Opportunities HLS Fund may invest up to 20% of their total assets in the securities of foreign issuers and non-dollar securities. Capital Appreciation HLS Fund may invest up to 35% of its total assets in the securities of foreign issuers and non-dollar securities. Global Advisers HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Leaders HLS Fund, Global Technology HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund and International Small Company HLS Fund may invest all of their assets in the securities of foreign issuers and non-dollar securities. Index HLS Fund may invest in securities of foreign issuers, but not in non-dollar securities and not as part of its principal investment strategy. U.S. Government Securities HLS Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy.

     Money Market HLS Fund may invest up to 100% of its total assets (provided such assets are U.S. dollar denominated) and the High Yield HLS Fund and Total Return Bond HLS Fund are permitted to invest up to 30% of their total assets in the securities of foreign issuers. Each of High Yield HLS Fund and Total Return Bond HLS Fund may also invest up to 10% of their total assets in non-dollar securities and loans.

     Under normal market conditions, International Opportunities HLS Fund invests in at least three countries other than the United States; however there are no limits on the amount of the fund's assets that may be invested in each country. Global Leaders HLS Fund invests in at least five countries, one of which may be the United States; however, the fund has no limit on the amount of assets that must be invested in each country. Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund and Global Technology HLS Fund each invest in at least three countries, one of which may be the United States; however, these HLS Funds have no limit on the amount of assets that must be invested in each country. Under normal circumstances, International Capital Appreciation HLS Fund invests in at least five countries; International Small Company HLS Fund invests in at least three; Global Advisers HLS Fund invests in at least three countries, one of which may be the United States; however, these HLS Funds have no limit on the amount of assets that must be invested in each country.

     Investing in securities of foreign issuers and loans to foreign borrowers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. issuers and borrowers. Less information may be available about foreign issuers and borrowers compared with U.S. issuers and borrowers. For example, foreign issuers and borrowers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers and borrowers. In addition, the values of non-dollar securities and loans are affected by changes in currency rates or exchange control regulations, restrictions or prohibition on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in government administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies.

     Investing in foreign government debt securities and loans exposes an HLS Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic, social and political conditions within the relevant country. Countries such as those in which the HLS Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

     From time to time, International Small Company HLS Fund may invest up to 15% of its total assets; Global Communications HLS Fund may invest up to 50% of its total assets; each of Global Advisers HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Leaders HLS Fund, Global Technology
HLS Fund, International Capital Appreciation HLS Fund and International Opportunities HLS Fund may invest up to 25% of its total assets; each of High Yield HLS Fund and Total Return Bond HLS Fund may invest up to 30% of its total assets; and Capital Appreciation HLS Fund may invest up to 35% of its total assets, in securities of issuers located in countries with emerging economies or securities markets. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

     Foreign loans and securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign loans and securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign loans and securities may involve currency risks, difficulty in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in foreign Borrowers or issuers in countries with developed securities markets and more advanced regulatory systems. The value of foreign loans and securities is affected by changes in foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations, and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign loans and securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also can be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations.

     Some loans and securities may be issued by companies organized outside the U.S. but are traded in U.S. markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other loans and securities are not traded in the U.S. but are denominated in U.S. dollars. These loans and securities are not subject to all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities or loans traded in U.S. securities or loan markets.

     CURRENCY TRANSACTIONS Each HLS Fund, except Index HLS Fund, Money Market HLS Fund and Mortgage Securities HLS Fund, may engage in currency transactions to hedge, directly or indirectly, the value of portfolio securities denominated in particular currencies against fluctuations in relative value and, to a lesser extent, to enhance returns. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon and exchange listed and OTC options on currencies.


     Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements" below.


     The use of currency transactions to protect the value of an HLS Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the HLS Fund's underlying securities. Further, the HLS Funds may enter into currency transactions only with counterparties that a sub-adviser deems to be creditworthy.

     The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by an HLS Fund. An HLS Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purpose.

     A "settlement hedge" or "transaction hedge" is designed to protect an HLS Fund against an adverse change in foreign currency value between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of the foreign currency involved in an underlying securities transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by an HLS Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the sub-adviser.

     An HLS Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if an HLS Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pounds' value. Such a hedge, sometimes referred to as a "position hedge," would tend to off-set both positive and negative currency fluctuations, but would not off-set changes in security values caused by other factors. An HLS Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     An HLS Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if an HLS Fund had sold a security denominated in the currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause an HLS Fund to assume the risk of fluctuations in the value of the currency it purchases.

     Successful use of currency management strategies will depend on the sub-adviser's skill in analyzing currency value. Currency management strategies may substantially change an HLS Fund's investment exposure to changes in currency exchange rates and could result in losses to an HLS Fund if currencies do not perform as the sub-adviser anticipates. For example, if a currency's value rose at a time when the sub-adviser had hedged an HLS Fund by selling that currency in exchange for dollars, an HLS Fund would not participate in the currency's appreciation. If the sub-adviser hedges currency exposure through proxy hedges, an HLS Fund could realize currency losses from both the hedge and the security portion if the two currencies do not move in tandem. Similarly, if the sub-adviser increases an HLS Fund's exposure to a foreign currency and that currency's value declines, an HLS Fund will realize a loss. There is no assurance that the sub-adviser's use of currency management strategies will be advantageous to an HLS Fund or that it will hedge at appropriate times.


     The HLS Funds may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates. See "Options and Futures Contracts" below for a discussion of risk factors relating to foreign currency transactions including options and futures contracts related thereto.


     OPTIONS AND FUTURES CONTRACTS In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the HLS Funds, for cash flow management, and, to a lesser extent, to enhance returns, each HLS Fund, except Money Market HLS Fund, may employ certain hedging, income enhancement and risk management techniques, including the purchase and sale of options contracts, futures contracts and options on futures contracts, any of which may involve equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices or instruments. Each HLS Fund, except Money Market HLS Fund, may also invest in futures contracts and options thereon with respect to interest rates and may enter into options on swap agreements. An HLS Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations.


     An HLS Fund may write covered options and purchase put and call options on individual securities as a partial hedge against an adverse movement in the security and in circumstances consistent with the objective and policies of the HLS Fund. This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

     The HLS Funds may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange fluctuations on non-dollar securities they hold or intend to purchase. For example, if an HLS Fund enters into a contract to purchase non-dollar securities, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on the appropriate currency. Similarly, if an HLS Fund held non-dollar securities and anticipated a decline in the value of that currency against the U.S. dollar, the HLS Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

     Aggregates are composites of equity or debt securities that are not tied to a commonly known index. An index is a measure of the value of a group of securities or other interests. An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities. An

HLS Fund may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices or instruments.

     The HLS Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the HLS Funds' immediate obligations. The HLS Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the HLS Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is "in the money."

     The HLS Funds may write or purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

     An HLS Fund may only write covered options. See "Asset Coverage" below.

     A futures contract is an agreement between two parties to buy and sell a security or financial instrument for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or financial instrument. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.


     Each HLS Fund (except Money Market HLS Fund) may invest in futures contracts and options thereon ("futures options") with respect to, but not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities, interest rates, and indices of prices of equity and debt securities and other financial indices or instruments.


     An HLS Fund may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. For example, an HLS Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the HLS Fund's non-dollar securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the HLS Fund and resulting transaction costs. When the HLS Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-dollar security, the HLS Fund may purchase a foreign currency futures contract to hedge or partially hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase of a futures contract would serve as a temporary measure to protect the HLS Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-dollar security.


     An HLS Fund similarly may use futures contracts on equity and debt securities to hedge against fluctuations in the value of securities it owns or expects to acquire. Futures contracts on individual securities are regulated as both securities and as futures contracts, and are subject to higher margin requirements than other kinds of futures contracts. Because these contracts relate to the securities of a single issuer, they can be expected to be subject to greater price volatility than futures contracts that relate to a diversified group of securities represented in an aggregate or an index. The volume, breadth, efficiency and other attributes may be limited. An HLS Fund's use of these kinds of futures contracts will depend to a large degree on how this market develops.


     The HLS Funds may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. An HLS Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-dollar security of the same currency. An HLS Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-dollar securities. An HLS Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-dollar securities and in circumstances consistent with the HLS Fund's investment objectives and policies.

     The HLS Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the HLS Funds' immediate obligations. An HLS Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the HLS Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.


     The Companies, on behalf of the HLS Funds, have filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act, as amended, and the rules of the commodity futures Trading Commission promulgated thereunder, with respect to the HLS Funds' operation. Accordingly, the HLS Funds are not subject to registration or regulation as a CPO.

     Although any one HLS Fund may not employ all or any of the foregoing strategies, its use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of a sub-adviser to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets; (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover;
(3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which an HLS Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect an HLS Fund's ability to establish or close out a position; (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of an HLS Fund's assets to cover its obligations; and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify as a "regulated investment company" for tax purposes. In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, an HLS Fund may have been in a better position had it not used such a strategy.

     SWAP AGREEMENTS The HLS Funds (except as noted below) may purchase or sell derivative instruments (which derive their value from another instrument, security or loan, index or currency) to enhance return, to hedge against fluctuations in securities or loans prices, interest rates or currency exchange rates, to change the duration of obligations held by these HLS Funds, or as a substitute for the purchase or sale of loans, securities or currencies. Each HLS Fund, except Index HLS Fund and Money Market HLS Fund, may enter into currency swaps, interest rate swaps, swaps on specific securities or indices, and other types of swap agreements such as caps, collars, floors, and credit derivatives and options thereon. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.


     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.


     Each HLS Fund may enter into event linked swaps, including credit default swaps. The credit default swap market allows an HLS Fund to manage credit risk through buying and selling credit protection on a specific name, an index, or a basket of names. The transactions are documented through swap documents. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events. An HLS Fund will generally not buy protection on issuers that are not currently held by such HLS Fund. Also see Other Derivatives and Structured Investments, below.


     Swap agreements will tend to shift an HLS Fund's investment exposure from one type of investment to another. For example, if an HLS Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the HLS Fund's exposure to rising interest rates. Another example would be for an HLS Fund to exchange interest payments for inflation-linked payments. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of an HLS Fund's investments and its share price and yield.


     The HLS Funds usually enter into swaps on a net basis. The net amount of the excess, if any, of an HLS Fund's obligations over its entitlement with respect to each interest rate swap will be covered by an amount consisting of designated liquid assets having an aggregate net asset value at least equal to the accrued excess. If an HLS Fund enters into a swap on other than a net basis, the HLS Fund will designate the full amount of the HLS Fund's obligations under each such swap. The HLS Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the applicable sub-adviser to be creditworthy. If a default occurs by the other party to such transaction, an HLS Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect such HLS Fund's rights as a creditor.

     The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more customized in nature and accordingly, are less liquid than swaps. There can be no assurance, however, that an HLS Fund will be able to enter into swaps or to purchase interest rate caps, collars or floors at prices or on terms the applicable sub-adviser, as appropriate, believes are advantageous to such HLS Fund. In addition, although the terms of swaps, caps, collars and floors may provide for termination, there can be no assurance that an HLS Fund will be able to terminate a swap or to sell or offset interest rate caps, collars or floors that it has purchased. Swaps, caps, collars and floors are considered by the SEC to be illiquid.

     The HLS Funds may use interest rate swaps for risk management purposes and not as a speculative investment. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of an HLS Fund's portfolio securities and depends on the applicable sub-adviser's ability to predict correctly the direction and degree of movements in interest rates. Although the HLS Funds believe that use of the hedging and risk management techniques described above will benefit the HLS Funds, if the applicable sub-adviser's judgment about the direction or extent of the movement in interest rates is incorrect, an HLS Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if an HLS Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such HLS Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.

     The HLS Funds may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in securities and loans prices, interest rates, indices or currency exchange rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities and loans subject to such transactions. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, the HLS Funds, may lose the entire premium paid for purchase options that expire before they can be profitably exercised. The HLS Funds incur transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.


     ASSET SWAPS The Advisers HLS Fund, Global Advisers HLS Fund and Mortgage Securities HLS Fund will be permitted to purchase asset swaps where the underlying issue would otherwise be eligible for purchase by the HLS Fund. An asset swap is a structure in which a security, for example a convertible bond, which has various components is divided into those components which are sold to different investors. With a convertible bond asset swap, the equity component of the bond is separated from the fixed income component through the use of a swap. The result of the transaction for the purchaser of the fixed income component is that it obtains exposure to the issuer which is similar to the exposure it would have received had it purchased a traditional fixed income instrument of the issuer. Counterparty risk, as described under "Swap Agreements," is the primary risk of asset swaps.


     ILLIQUID INVESTMENTS Each HLS Fund is permitted to invest in illiquid securities or other illiquid investments. An HLS Fund will not, however, acquire illiquid securities or investments if 15% of its net assets (10% for Money Market HLS Fund) would consist of such securities or other investments. Illiquid investments are ones that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine an HLS Fund's net asset value. An HLS Fund may not be able to sell illiquid securities or other investments when a sub-adviser considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid. A sale of illiquid securities or investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on an HLS Fund's net asset value. In addition, issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Each HLS Fund may purchase certain restricted securities (known as Rule 144A securities) that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the respective Company's board of directors.


     Under current interpretations of the SEC staff, the following types of securities are considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities or investments that are not readily marketable.


     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES Each HLS Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the HLS Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the HLS Funds may sell the securities before the settlement date if a sub-adviser deems it advisable. At the time an HLS Fund makes the commitment to purchase securities on a when-issued basis, the HLS Fund records the transaction and thereafter reflects the value, each day, of the security in determining the net asset value of the HLS Fund. At the time of delivery of the securities, the value may be more or less than the purchase price.

     DOLLAR ROLLS In connection with their ability to purchase securities on a when-issued or forward commitment basis, Advisers HLS Fund, Global Advisers HLS Fund, High Yield HLS Fund, Mortgage Securities HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund may enter into "dollar rolls" in which an HLS Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The HLS Fund gives up the right to receive principal and interest paid on the securities sold. However, the

HLS Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the HLS Fund compared with what such performance would have been without the use of dollar rolls. The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of a sub-adviser, as appropriate, to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by an HLS Fund while remaining substantially fully invested increases the amount of the HLS Fund's assets that are subject to market risk to an amount that is greater than the HLS Fund's net asset value, which could result in increased volatility of the price of the HLS Fund's shares. Moreover, the entry into dollar rolls involves potential risks that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, an HLS Fund's right to purchase from the counterparty may be restricted. Also, the value of the underlying security may change adversely before an HLS Fund is able to purchase them, or an HLS Fund may be required to purchase securities in connection with a dollar roll at a higher price than may be otherwise available on the open market. Further, because the counterparty may deliver a similar, not identical, security, an HLS Fund may be required to buy a security under the dollar roll that may be of less value than an identical security would have been.


     REITs Each HLS Fund, except U.S. Government Securities HLS Fund, may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the HLS Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, an HLS Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the HLS Fund.

     Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

     LENDING PORTFOLIO SECURITIES Subject to its investment restrictions set forth under "Investment Objectives and Policies", each of the HLS Funds may lend its portfolio securities to broker-dealers and other institutions as a means of earning interest income. The borrower is required to deposit as collateral and maintain in a segregated account, liquid securities that at all times will be at least equal to 100% of the market value of the loaned securities. Subject to guidelines approved by each Companies' Board, the HLS Funds may use or invest any cash collateral at their own risk and for their own benefit. While the securities are on loan, the borrower will pay the respective HLS Fund any income accruing thereon.

     Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities. The HLS Funds may lend securities only if: (1) each loan is fully secured by appropriate collateral at all times, and (2) the value of all securities loaned by an HLS Fund is not more than 33.33% of the HLS Fund's total assets taken at the time of the loan (including collateral received in connection with any loans).

     ASSET COVERAGE To the extent required by SEC guidelines, an HLS Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting position for the same type of financial asset, or (2) cash or liquid securities, designated on the HLS Fund's books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as offsetting positions, designated on the HLS Fund's books, or held in a segregated account cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

     BORROWING Each HLS Fund may borrow money to the extent set forth under "Investment Objectives and Policies" above. The HLS Funds do not currently intend to borrow for leverage purposes, except as may be set forth under "Investment Objectives and Policies." Interest paid on borrowings will decrease the net earnings of an HLS Fund and will not be available for investment.


     OTHER DERIVATIVES AND STRUCTURED INVESTMENTS Advisers HLS Fund, High Yield HLS Fund and Total Return Bond HLS Fund may enter into total return swaps and credit default swaps as well as instruments that have a greater or lesser credit risk than the security or loan underlying that instrument. If these strategies do not work as intended, High Yield HLS Fund and Total Return Bond HLS Fund may not achieve their goal.

     High Yield HLS Fund and Total Return Bond HLS Fund may obtain exposure to fixed and floating rate bonds and loans and baskets of fixed and floating rate bonds and loans through the use of derivative instruments. Such derivative instruments have recently become increasingly available. Hartford Investment Management reserves the right to utilize these instruments and similar instruments that may be available in the future. For example, High Yield HLS Fund and Total Return Bond HLS Fund may invest in derivative instruments known as the Dow Jones CDX ("CDX") or other similarly structured products. CDXs are indices of credit default swaps designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. The CDX reference baskets are priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. While investing in CDXs will increase the universe of bonds and loans to which High Yield HLS Fund and Total Return Bond HLS Fund is exposed, such investments entail risks that are not typically associated with investments in other debt instruments. The liquidity of the market for CDXs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in CDXs involves many of the risks associated with investments in derivative instruments discussed generally above. See Swap Agreements.

     The HLS Funds (other than Money Market HLS Fund) may invest in credit-linked notes ("CLN") for risk management purposes, including diversification. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

     The HLS Funds (other than Money Market HLS Fund) may also invest in "structured" notes and other similar instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected debt obligations or debt or equity securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured investments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by the application of a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

     The HLS Funds (other than Money Market HLS Fund) may utilize structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of an HLS Fund's portfolio. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Although structured instruments are not necessarily illiquid, the HLS Funds believe that currently most structured instruments are illiquid. Like other sophisticated strategies, an HLS Fund's use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by the HLS Funds, principal and/or interest payments received on the structured instrument may be substantially less than expected. Also, if an HLS Fund uses structured instruments to reduce the duration of an HLS Fund's portfolio, this may limit the HLS Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline).

     The HLS Funds (other than Money Market HLS Fund) may invest in securities trusts, which are investment trust vehicles that maintain portfolios comprised of underlying debt securities that are generally unsecured. These instruments are purchased in the cash markets and vary as to the type of underlying security, but include such underlying securities as corporate investment grade and high yield bonds and credit default swaps. Examples include TRAINS, TRACERS, CORE and funded CDX. Holders of interests in these structured notes receive income from the trusts in respect of principal or interest paid on the underlying securities. By investing in such notes, an HLS Fund will indirectly bear its proportionate share of any expenses paid by such notes in addition to the expenses of such HLS Fund.

     Investments in these structured products are subject to the same risks that would be associated with direct investments in the underlying securities of the structured notes. These risks include substantial market price volatility resulting from changes in prevailing interest rates; default or bankruptcy of issuers of the underlying securities; subordination to the prior claims of banks and other senior lenders in the case of default; and early repayment by issuers during periods of declining interest rates because of mandatory call or redemption provisions. In addition, structured note products may have difficulty disposing of the underlying securities because of thin trading markets.

     PORTFOLIO TURNOVER [TO BE UPDATED]

     DISCLOSURE OF PORTFOLIO HOLDINGS The HLS Funds will disclose their complete calendar quarter-end portfolio holdings on the HLS Funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each calendar quarter. The HLS Funds also will disclose on the HLS Funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each HLS Fund's assets (in the case of HLS Funds that invest only in fixed income instruments); or (ii) each Fund's largest ten holdings (in the case of other HLS Funds). This information will remain accessible until the next schedule appears on the website.


     The HLS Funds, the HLS Funds' investment manager, the HLS Funds' distributor (collectively "Hartford") or the HLS Funds' investment sub-advisers ("sub-advisers") also disclose portfolio holdings on a more frequent basis as necessary in connection with the day-to-day operations and management of each HLS Fund in accordance with the following requirements. Each portfolio holdings disclosure arrangement or practice must be approved in advance by the HLS Funds' chief compliance officer, based on a finding that the applicable HLS Fund has a legitimate business purpose for the arrangement or practice, and that it is in the interest of HLS Fund shareholders, and must be subject to an appropriate confidentiality agreement, approved by the HLS Funds' chief compliance officer.

     Portfolio holdings are disclosed to the HLS Funds' custodian, securities lending agents, independent registered public accounting firm, pricing service vendors and other persons who provide systems or software support in connection with HLS Fund operations, including accounting, compliance support and pricing, to the extent they require access to such information in order to fulfill their contractual obligations to the HLS Funds, and only in accordance with the above requirements.

     Portfolio holdings may also be disclosed to persons assisting the HLS Funds or their sub-advisers in the voting of proxies and to the HLS Funds' bank lenders. In connection with managing the HLS Funds, the HLS Funds' investment manager or sub-advisers may disclose the HLS Funds' portfolio holdings to third-party vendors that provide analytical systems services to the HLS Funds' investment manager or sub-advisers on behalf of the HLS Funds, and to certain third party industry information vendors, institutional investment consultants, and asset allocation service providers. From time to time, the HLS Funds may disclose portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation. With respect to each of these entities, portfolio holdings information will be released only in accordance with the above requirements.

     The HLS Funds have entered into ongoing arrangements to disclose portfolio holdings to the following entities:


     [To be updated]


     State Street Bank and Trust Company (the HLS Funds' Custodian)
     FactSet Research Systems, Inc.
     The Goldman Sachs Trust Company, d/b/a Boston Global Advisors
     The Bank of New York
     Wells Fargo Bank, N.A.
     Wachovia Bank, N.A.
     Banc of America LLC
     Lipper Inc.
     J.P. Morgan Securities, Inc.
     Bowne & Co., Inc. - Financial printers
     Ernst & Young LLP (the HLS Funds' Independent Registered Public Accounting
     Firm)


     Portfolio holdings are disclosed at various times to State Street Bank and Trust Company and Lipper Inc., , in order to fulfill their obligations to the HLS Funds. Portfolio holdings are disclosed on a daily basis to the HLS Funds' custodian; State Street Bank and Trust Company - Portfolio Accounting System
(PAS); FactSet Research Systems, Inc.; and Boston Global Advisors, The Bank of New York, State Street Bank and Trust Company, Wells Fargo Bank, N.A., Wachovia Bank, N.A. and Banc of America LLC (for certain HLS Funds). Portfolio holdings are disclosed to Lipper Inc. and J.P. Morgan Securities, Inc. on a monthly basis, with lag times of two business days and five calendar days, respectively. Portfolio holdings are disclosed to Lipper Inc. and Bowne & Co., Inc. on a quarterly basis, with lag times of five and ten business days, respectively. Portfolio holdings are disclosed to the HLS Funds' independent registered public accounting firm at least annually and otherwise upon request as necessary to enable the HLS Funds' independent registered public accounting firm to provide services to the HLS Funds, with no lag time.


     Additionally, when purchasing and selling their portfolio securities through broker-dealers, requesting bids on securities, or obtaining price quotations on securities, the HLS Funds may disclose one or more of their portfolio securities to the party effecting the transaction or providing the information. In these cases, the HLS Funds' chief compliance officer may waive the requirement of a formal confidentiality agreement, based on a finding that the broker-dealer is otherwise subject by law to a duty to maintain the confidentiality of the information and not to trade on non-public information, and, to the knowledge of the HLS Funds' chief compliance officer, has not misused the information in the past.

     Subject to the procedures described below, Hartford or its sub-advisers may provide oral or written information ("portfolio commentary") about the HLS Funds, including, but not limited to, how a HLS Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to HLS Fund performance. Hartford or its sub-advisers may also provide oral or written information ("statistical information") about various financial characteristics of an HLS Fund or its underlying portfolio securities including, but not limited to, beta, duration, maturity, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, tracking error, weighted average quality, market capitalization, percent debt to equity, dividend yield or growth, default rate, portfolio turnover, risk and style characteristics or other similar information. This portfolio commentary and statistical information about an HLS Fund may be based on an HLS Fund's most recent quarter-end portfolio or on some other interim period such as month-end. The portfolio commentary and statistical information may be provided to members of the press, shareholders in an HLS Fund, persons considering investing in an HLS Fund or representatives of such shareholders or potential shareholders, such as financial intermediaries and fiduciaries of a 401(k) plan or a trust and their advisers. The content and nature of the information provided to each of these persons may differ.

     In advance of Hartford or any sub-adviser providing "portfolio commentary" or "statistical information," the proposed arrangement or practice must be approved by the HLS Funds' chief compliance officer upon a finding that such arrangement/practice is for a legitimate business purpose and in the interest of HLS Fund shareholders. If the arrangement involves disclosure of "portfolio holdings information" within the meaning of the SEC rules, disclosure of such information must be approved by the HLS Funds' chief compliance officer in accordance with the standards described above for disclosing portfolio holdings information.

     Hartford and its sub-advisers have implemented procedures reasonably designed to ensure that (1) any disclosure of the HLS Funds' portfolio securities is made pursuant to a practice or arrangement approved by the HLS Funds' chief compliance officer; (2) personnel who are in a position to disclose HLS Fund portfolio holdings are appropriately trained to comply with the HLS Fund's policies regarding the disclosure of portfolio holdings; and (3) each decision to approve a proposed disclosure arrangement or practice by the appropriate parties is documented in reasonable detail by the applicable HLS Fund's chief compliance officer or his/her designee.

     In no event will the Hartford or its sub-advisers or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of HLS Fund portfolio holdings.

     The HLS Funds' chief compliance officer will exercise oversight of disclosures of the HLS Funds' portfolio holdings. It is the duty of the HLS Funds' chief compliance officer to ensure that all disclosures of the portfolio holdings of an HLS Fund are for a legitimate business purpose and in the interests of such HLS Fund's shareholders, and in accordance with appropriate confidentiality arrangements. The HLS Funds' chief compliance officer is also responsible for addressing conflicts of interest between the interests of HLS Fund shareholders, on the one hand, and the interests of the HLS Funds' investment manager, investment sub-advisers, principal underwriter, or any affiliated person of the HLS Funds, their investment manager, investment sub-advisers, or their principal underwriter, on the other. Every violation of the portfolio holdings disclosure policy must be reported to the HLS Funds' chief compliance officer.

     The Boards of Directors of the HLS Funds review and approve the HLS Funds' policy on disclosure of portfolio holdings. The chief compliance officer of the investment manager will provide summaries of all newly approved portfolio holdings disclosure arrangements and practices, including information about the identities of the parties receiving such information, the reason for the disclosure, and the confidentiality agreements in place, to the Boards of Directors of the HLS Funds at the next occurring regular Board meeting. The chief compliance officer of the HLS Funds and of the investment manager are responsible for reporting exceptions to and violations of this policy to the Boards of Directors of the HLS Funds at the next occurring regular Board meeting. There can be no assurance, however, that the HLS Funds' portfolio holdings disclosure policy will prevent the misuse of such information by individuals or firms that receive such information.

                               HLS FUND MANAGEMENT

     Each Company has a board of directors who elect officers who are responsible for the day-to-day operations of the HLS Funds and who execute policies formulated by the directors. The following tables set forth information about the directors and officers of the Companies. The first table relates to those directors who are deemed not to be "interested persons" of the Companies, as that term is defined in the 1940 Act (i.e., "non-interested directors"), while the second table provides information about the Companies' "interested" directors and the Companies' officers.

NON-INTERESTED DIRECTORS


                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                              POSITION       TERM OF                                        FUND             OTHER
                             HELD WITH     OFFICE* AND                                    COMPLEX         DIRECTORSHIPS
                               EACH         LENGTH OF        PRINCIPAL OCCUPATION(S)    OVERSEEN BY          HELD BY
 NAME, AGE AND ADDRESS        COMPANY      TIME SERVED         DURING PAST 5 YEARS        DIRECTOR          DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
LYNN S. BIRDSONG             Director     Since 2003       Since 1981,  Mr. Birdsong         85        Mr. Birdsong is a
(age  59)                                                  has been a partner in                       Director of The
c/o Hartford HLS Funds                                     Birdsong Company, an                        Japan Fund.
P.O. Box 2999                                              advertising specialty
Hartford, CT 06104-2999                                    firm.   Since 2003, Mr.
                                                           Birdsong has been an
                                                           independent director of
                                                           The Japan Fund. From
                                                           2003 to March 2005, Mr.
                                                           Birdsong was an
                                                           independent director of
                                                           the Atlantic Whitehall
                                                           Funds. From 1979 to
                                                           2002, Mr. Birdsong was a
                                                           managing director of
                                                           Zurich Scudder
                                                           Investments, an
                                                           investment management
                                                           firm. During his
                                                           employment with Scudder,
                                                           Mr. Birdsong was an
                                                           interested Director of
                                                           The Japan Fund. Mr.
                                                           Birdsong is also a
                                                           Director of The Hartford
                                                           Mutual Funds, Inc., The
                                                           Hartford Mutual Funds II,
                                                           Inc. and The Hartford
                                                           Income Shares Fund, Inc.

ROBERT M. GAVIN              Director     Director since   Dr. Gavin is an                   85                N/A
(age 65)                     and          2002(1)          educational consultant.
c/o Hartford HLS Funds       Chairman     Director since   Prior to September 1,
P.O. Box 2999                of the       1986(2)          2001, he was President of
Hartford, CT  06104-2999     Board        Chairman of      Cranbrook Education
                                          the Board for    Community; and prior to
                                          each Company     July 1996, he was
                                          since 2004       President of Macalester
                                                           College, St. Paul,
                                                           Minnesota. Dr. Gavin is
                                                           also a Director and
                                                           Chairman of the Board of
                                                           Directors of The Hartford
                                                           Mutual Funds, Inc., The
                                                           Hartford Mutual Funds II,
                                                           Inc. and The Hartford
                                                           Income Shares Fund, Inc.

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                              POSITION       TERM OF                                        FUND             OTHER
                             HELD WITH     OFFICE* AND                                    COMPLEX         DIRECTORSHIPS
                               EACH         LENGTH OF        PRINCIPAL OCCUPATION(S)    OVERSEEN BY          HELD BY
 NAME, AGE AND ADDRESS        COMPANY      TIME SERVED         DURING PAST 5 YEARS        DIRECTOR          DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
DUANE E. HILL                Director     Since 2001(1)    Mr. Hill is a Partner of          85                N/A
(age 60)                                  Since 2002(2)    TSG Ventures L.P., a
c/o Hartford HLS Funds                                     private equity investment
P.O. Box 2999                                              company that invests
Hartford, CT  06104-2999                                   primarily in
                                                           minority-owned small
                                                           businesses. Mr. Hill
                                                           is a former partner of
                                                           TSG Capital Group,  a
                                                           private equity investment
                                                           firm that serves as
                                                           sponsor and lead investor
                                                           in leveraged buyouts of
                                                           middle market companies.
                                                           Mr. Hill is also a
                                                           Director of The Hartford
                                                           Mutual Funds, Inc., The
                                                           Hartford Mutual Funds II,
                                                           Inc. and The Hartford
                                                           Income Shares Fund, Inc.

SANDRA S. JAFFEE             Director(3)  Since 2005       Ms. Jaffee is Chief               85                N/A
(age 64)                                                   Executive Officer of
c/o Hartford Mutual Funds                                  Searchspace Group, a
P.O. Box 2999                                              leading provider of
Hartford, CT  06104-2999                                   compliance/regulatory
                                                           technology to financial
                                                           institutions. Ms. Jaffee
                                                           served as an Entrpreneur
                                                           in Residence with Warburg
                                                           Pincus, a private equity
                                                           firm, from August 2004 to
                                                           August 2005. From
                                                           September 1995 to July
                                                           2004, Ms. Jaffee served
                                                           as Executive Vice
                                                           President at Citigroup,
                                                           where she was President
                                                           and Chief Executive
                                                           Officer of Citibank's
                                                           Global Securities
                                                           Services (1995-2003). Ms.
                                                           Jaffee is also a Director
                                                           of The Hartford Mutual
                                                           Funds, Inc., The Hartford
                                                           Mutual Funds II, Inc.
                                                           and The Hartford Income
                                                           Shares Fund, Inc.

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                              POSITION       TERM OF                                        FUND             OTHER
                             HELD WITH     OFFICE* AND                                    COMPLEX         DIRECTORSHIPS
                               EACH         LENGTH OF        PRINCIPAL OCCUPATION(S)    OVERSEEN BY          HELD BY
 NAME, AGE AND ADDRESS        COMPANY      TIME SERVED         DURING PAST 5 YEARS        DIRECTOR          DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
WILLIAM P. JOHNSTON          Director     Since 2005       Mr. Johnston joined the           85          Mr. Johnston is
(age 61)                                                   Board of Directors of                         Chairman of the
c/o Hartford HLS Funds                                     Renal Care Group, Inc. in                   Board of Dierctors
P.O. Box 2999                                              November 2002 and has                          of Renal Care
Hartford, CT  06104-2999                                   served as Chairman of the                       Group, Inc.
                                                           Board since March 2003.
                                                           From August 2001 until
                                                           December 2002, Mr.
                                                           Johnston was Managing
                                                           Director of SunTrust
                                                           Robinson Humphrey, the
                                                           investment banking
                                                           division of SunTrust
                                                           Banks, Inc. From 1998
                                                           through 2001, Mr.
                                                           Johnston was Vice
                                                           Chairman of the
                                                           investment banking
                                                           affiliate of SunTrust
                                                           Banks, Inc., where he
                                                           also served as Chief
                                                           Executive Officer from
                                                           1998 through April 2000.
                                                           Mr. Johnston is also a
                                                           Director of The Hartford
                                                           Mutual Funds, Inc., The
                                                           Hartford Mutual Funds II,
                                                           Inc. and The Hartford
                                                           Income Shares Fund, Inc.

PHILLIP O. PETERSON          Director     Since 2002(1)    Mr. Peterson is a mutual          85                N/A
(age 61)                                  Since 2000(2)    fund industry
c/o Hartford HLS Funds                                     consultant. He was a
P.O. Box 2999                                              partner of KPMG LLP until
Hartford, CT  06104-2999                                   July 1999. From January
                                                           2004 to April 2005, Mr.
                                                           Peterson served as
                                                           Independent President of
                                                           the Strong Mutual Funds.
                                                           Mr. Peterson is also a
                                                           Director of The Hartford
                                                           Mutual Funds, Inc., The
                                                           Hartford Mutual Funds II,
                                                           Inc. and The Hartford
                                                           Income Shares Fund, Inc.

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                              POSITION       TERM OF                                        FUND             OTHER
                             HELD WITH     OFFICE* AND                                    COMPLEX         DIRECTORSHIPS
                               EACH         LENGTH OF        PRINCIPAL OCCUPATION(S)    OVERSEEN BY          HELD BY
 NAME, AGE AND ADDRESS        COMPANY      TIME SERVED         DURING PAST 5 YEARS        DIRECTOR          DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
LEMMA W. SENBET              Director     Since 2005       Since 1998, Dr. Senbet has        85                N/A
(age 59)                                                   been Chair of the Finance
c/o Hartford HLS Funds                                     Department at the
P.O. Box 2999                                              University of Maryland,
Hartford, CT  06104-2999                                   Robert H. Smith School
                                                           of Business, where he has
                                                           been the William E. Mayer
                                                           Chair Professor of Finance
                                                           since 1990. Previously, he was
                                                           a chaired professor of
                                                           finance at the University
                                                           of Wisconsin-Madison. In
                                                           addition, Dr. Senbet
                                                           previously served as an
                                                           independent Director of
                                                           the Fortis Funds from
                                                           March 2000 until July
                                                           2002. Dr. Senbet is also
                                                           a Director of The
                                                           Hartford Mutual Funds,
                                                           Inc., The Hartford Mutual
                                                           Funds II, Inc. and The
                                                           Hartford Income Shares
                                                           Fund, Inc.


* Term of Office: Each director may serve until his or her successor is elected and qualifies.

(1) For Hartford Series Fund, Inc.

(2) For Hartford HLS Series Fund II, Inc.


(3) Ms. Jaffee is a consultant for a controlling shareholder of Institutional Shareholder Services, Inc., an unaffiliated third party corporate governance research service company ("ISS"), and serves as a director of ISS and as a member of the Executive Committee of ISS' Board of Directors. From time to time, ISS may provide in-depth analyses of shareholder meeting agendas, vote recommendations, record-keeping or vote disclosure services to certain of the sub-advisers.

OFFICERS AND INTERESTED DIRECTORS


                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                              POSITION       TERM OF                                        FUND             OTHER
                             HELD WITH     OFFICE* AND                                    COMPLEX         DIRECTORSHIPS
                               EACH         LENGTH OF        PRINCIPAL OCCUPATION(S)     OVERSEEN            HELD BY
 NAME, AGE AND ADDRESS        COMPANY      TIME SERVED         DURING PAST 5 YEARS      BY DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
THOMAS M. MARRA**            Director     Since 2002       Mr. Marra is President and        85        Mr. Marra is a
(age 47 )                                                  Chief Operating Officer of                  member of the
c/o Hartford HLS Funds                                     Hartford Life, Inc. He is                   Board of
P.O. Box 2999                                              also a member of the Board                  Directors of
Hartford, CT  06104-2999                                   of Directors and a member                   The Hartford.
                                                           of the Office of the
                                                           Chairman for The Hartford
                                                           Financial Services Group,
                                                           Inc. ("The Hartford"), the
                                                           parent company of Hartford
                                                           Life. Mr. Marra was named
                                                           President of Hartford Life
                                                           in 2001 and COO in 2000,
                                                           and served as Director of
                                                           Hartford Life's Investment
                                                           Products Division from 1998
                                                           to 2000. Mr. Marra is
                                                           also a Managing Member and
                                                           President of Hartford
                                                           Investment Financial
                                                           Services, LLC ("HIFSCO")
                                                           and HL Investment Advisors,
                                                           LLC ("HL Advisors"). Mr.
                                                           Marra served as Chairman of
                                                           the Board of the Companies
                                                           from 2002 to 2004. He
                                                           currently also serves as a
                                                           Director of The Hartford
                                                           Mutual Funds, Inc., The
                                                           Hartford Mutual Funds II,
                                                           Inc. and The Hartford
                                                           Income Shares Fund, Inc.
                                                           and served as Chairman of
                                                           the Board of these
                                                           companies from 2002 to 2004.

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                              POSITION       TERM OF                                        FUND             OTHER
                             HELD WITH     OFFICE* AND                                    COMPLEX         DIRECTORSHIPS
                               EACH         LENGTH OF        PRINCIPAL OCCUPATION(S)     OVERSEEN            HELD BY
 NAME, AGE AND ADDRESS        COMPANY      TIME SERVED         DURING PAST 5 YEARS      BY DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
LOWNDES A. SMITH**           Director     Since 1996(1)    Mr. Smith served as Vice          85        Mr. Smith is a
(age 66)                                  Since 2002(2)    Chairman of The Hartford                    Director of
c/o Hartford HLS Funds                                     from February 1997 to                       White
P.O. Box 2999                                              January 2002, as President                  Mountains
Hartford, CT  06104-2999                                   and Chief Executive Officer                 Insurance
                                                           of Hartford Life, Inc. from                 Group, Ltd.
                                                           February 1997 to January
                                                           2002, and as President and
                                                           Chief Operating Officer of
                                                           The Hartford Life Insurance
                                                           Companies from January 1989
                                                           to January 2002. Mr. Smith
                                                           is also a Director of The
                                                           Hartford Mutual Funds,
                                                           Inc., The Hartford Mutual
                                                           Funds II, Inc. and The
                                                           Hartford Income Shares
                                                           Fund, Inc.

DAVID M. ZNAMIEROWSKI**      President,   Since(3)         Mr. Znamierowski currently         84             N/A
(age 45)                     Chief                         serves as President of
c/o Hartford HLS Funds       Executive                     Hartford Investment
P.O. Box 2999                Officer and                   Management Company
Hartford, CT  06104-2999     Director                      ("Hartford Investment
                                                           Management"), Executive
                                                           Vice President and Chief
                                                           Investment Officer for The
                                                           Hartford, Hartford Life,
                                                           Inc., and Hartford Life
                                                           Insurance Company. Mr.
                                                           Znamierowski is also a
                                                           Managing Member, Executive
                                                           Vice President and Chief
                                                           Investment Officer of
                                                           HIFSCO and HL Advisors.
                                                           In addition, Mr.
                                                           Znamierowski serves as a
                                                           Director of The Hartford
                                                           Mutual Funds, Inc. and The
                                                           Hartford Mutual Funds II,
                                                           Inc., and as President and
                                                           Chief Executive Officer of
                                                           The Hartford Mutual Funds,
                                                           Inc., The Hartford Mutual
                                                           Funds II, Inc. and The
                                                           Hartford Income Shares
                                                           Fund, Inc.

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                              POSITION       TERM OF                                        FUND             OTHER
                             HELD WITH     OFFICE* AND                                    COMPLEX         DIRECTORSHIPS
                               EACH         LENGTH OF        PRINCIPAL OCCUPATION(S)     OVERSEEN            HELD BY
 NAME, AGE AND ADDRESS        COMPANY      TIME SERVED         DURING PAST 5 YEARS      BY DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
ROBERT M. ARENA              Vice         Since 2006                                         N/A             N/A
(age  )                      President
c/o Hartford HLS Funds
P.O. Box 2999
Hartford, CT  06104-2999

TAMARA L. FAGELY             Vice         Since 2002(1)    Ms. Fagely has been Vice          N/A             N/A
(age 47)                     President,   Since 1993(2)    President of HASCO since
500 Bielenberg Drive         Controller                    1998. Currently, Ms.
Woodbury, MN                 and                           Fagely is a Vice President
55125                        Treasurer                     of Hartford Life.   She
                                                           served as Assistant Vice
                                                           President of Hartford Life
                                                           from December  2001 through
                                                           March 2005. In addition,
                                                           Ms. Fagely is Controller of
                                                           HIFSCO and Vice President,
                                                           Controller and Treasurer of
                                                           The Hartford Mutual Funds,
                                                           Inc., The Hartford Mutual
                                                           Funds II, Inc. and The
                                                           Hartford Income Shares
                                                           Fund, Inc.

GEORGE R. JAY                Vice         Since 1996(1)    Mr. Jay serves as Assistant       N/A             N/A
(age 54)                     President    Since 2001(2)    Vice President of Hartford
c/o Hartford HLS Funds       and Chief                     Life Insurance Company. He
P.O. Box 2999                Compliance                    also serves as Chief
Hartford, CT  06104-2999     Officer                       Broker/Dealer Compliance
                                                           Officer for HISFCO and
                                                           Vice President and Chief
                                                           Compliance Officer of The
                                                           Hartford Mutual Funds,
                                                           Inc., The Hartford Mutual
                                                           Funds II, Inc. and The
                                                           Hartford Income Shares
                                                           Fund, Inc.

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                              POSITION       TERM OF                                        FUND             OTHER
                             HELD WITH     OFFICE* AND                                    COMPLEX         DIRECTORSHIPS
                               EACH         LENGTH OF        PRINCIPAL OCCUPATION(S)     OVERSEEN            HELD BY
 NAME, AGE AND ADDRESS        COMPANY      TIME SERVED         DURING PAST 5 YEARS      BY DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
VERNON J. MEYER              Vice         Since 2006                                         N/A             N/A
(age   )                     President
c/o Hartford HLS Funds
P.O. Box 2999
Hartford, CT  06104-2999

EDWARD P. MACDONALD          Vice         Since 2005       Mr. Macdonald serves as           N/A             N/A
(age 38)                     President                     Assistant General Counsel
c/o Hartford HLS Funds       and                           of The Hartford.
P.O. Box 2999                Secretary                     Additionally, Mr. Macdonald
Hartford, CT  06104-2999                                   serves as Vice President
                                                           and Secretary for The
                                                           Hartford Mutual Funds,
                                                           Inc., The Hartford Mutual
                                                           Funds II, Inc. and The
                                                           Hartford Income Shares
                                                           Fund, Inc. Prior to
                                                           joining The Hartford in
                                                           2005, Mr. Macdonald was
                                                           Chief Counsel Investment
                                                           Management for Prudential
                                                           Financial (formerly
                                                           American Skandia Investment
                                                           Services, Inc.). He joined
                                                           Prudential in April 1999.

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                              POSITION       TERM OF                                        FUND             OTHER
                             HELD WITH     OFFICE* AND                                    COMPLEX         DIRECTORSHIPS
                               EACH         LENGTH OF        PRINCIPAL OCCUPATION(S)     OVERSEEN            HELD BY
 NAME, AGE AND ADDRESS        COMPANY      TIME SERVED         DURING PAST 5 YEARS      BY DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
DENISE A. SETTIMI            Vice         Since 2005       Ms. Settimi currently             N/A             N/A
(age 45)                     President                     serves as Operations
c/o Hartford HLS Funds                                     Officer of HASCO.
500 Bielenberg Drive                                       Previously, Ms. Settimi was
Woodbury, MN 55125                                         with American Express
                                                           Financial Advisors, where
                                                           she was Director of
                                                           Retirement Plan Services
                                                           from 1997 to 2003. In
                                                           addition, Ms. Settimi is a
                                                           Vice President of The
                                                           Hartford Mutual Funds,
                                                           Inc., The Hartford Mutual
                                                           Funds II, Inc. and The
                                                           Hartford Income Shares
                                                           Fund, Inc.

JOHN C. WALTERS              Vice         Since            Mr. Walters serves as             N/A             N/A
(age 44)                     President    2000(1),(3)      Executive Vice President
c/o Hartford HLS Funds                    Since            and Director of the
P.O. Box 2999                             2001(2),(3)      Investment Products
Hartford, CT  06104-2999                                   Division of Hartford Life
                                                           Insurance Company. Mr.
                                                           Walters is also a Managing
                                                           Member and Executive Vice
                                                           President of HIFSCO and HL
                                                           Advisors. In addition, Mr.
                                                           Walters is Vice President
                                                           of The Hartford Mutual
                                                           Funds, Inc., The Hartford
                                                           Mutual Funds II, Inc. and
                                                           The Hartford Income Shares
                                                           Fund, Inc. Previously, Mr.
                                                           Walters was with First
                                                           Union Securities.


* Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

** "Interested person," as defined in the 1940 Act, of each Company because of the person's affiliation with, or equity ownership of, HL Advisors, Hartford Investment Management or affiliated companies.

(1) For Hartford Series Fund, Inc

(2) For Hartford HLS Series Fund II, Inc.

(3) Mr. Znamierowski has served as President of Hartford Series Fund, Inc. from 1999 to date, as President of Hartford HLS Series Fund II, Inc. from 2001 to date, and as Chief Executive Officer of the Companies from 2005 to date, with the exception of February 1, 2005 to March 27, 2005, when Mr. Walters served in those capacities.


     All directors and officers of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., except for David M. Znamierowski, are also directors and officers of three other registered investment companies in the fund complex, which is comprised of those investment companies for which HIFSCO or HL Advisors serves as investment adviser. In addition to being a director and officer of Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., Mr. Znamierowski is also a director of two other registered investment companies in the fund complex and an officer of three other registered investment companies in the fund complex.

STANDING COMMITTEES The boards of directors of the Companies have each established an Audit Committee, a Compliance Committee, an Investment Committee, a Litigation Committee and a Nominating Committee.

     Each Audit Committee currently consists of the following non-interested directors: Robert M. Gavin, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson. Each Audit Committee (i) oversees the HLS Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers, (ii) assists the applicable board of directors in its oversight of the qualifications, independence and performance of the HLS Funds' independent registered public accounting firm; the quality, objectivity and integrity of the HLS Funds' financial statements and the independent audit thereof; and the performance of the HLS Fund's internal audit function, and (iii) acts as a liaison between the HLS Funds' independent registered public accounting firm and the respective full board. The HLS Funds' independent registered accounting firm shall report directly to the Audit Committees. Each Audit Committee regularly reports to the applicable board of directors.

     Each Compliance Committee currently consists of Robert M. Gavin, Sandra S. Jaffee, William P. Johnston, Thomas M. Marra and Phillip O. Peterson. Each Compliance Committee assists the applicable board in its oversight of the implementation by the HLS Funds of policies and procedures that are reasonably designed to prevent the HLS Funds from violating the Federal Securities Laws.

     Each Investment Committee currently consists of Lynn S. Birdsong, Duane E. Hill, Lemma W. Senbet, Lowndes A. Smith and David M. Znamierowski. Each Investment Committee, which was established on February 1, 2005, assists the applicable board in its oversight of the HLS Funds' investment performance and related matters.

     Each Litigation Committee consists of the following non-interested directors: Lynn S. Birdsong, Duane E. Hill and Sandra S. Jaffee. Each Litigation Committee, which was established on April 26, 2004, manages any legal actions that are brought by, on behalf of or against the HLS Funds, their boards and/or their non-interested directors.

     Each Nominating Committee currently consists of all non-interested directors: Lynn S. Birdsong, Robert M. Gavin, Duane E. Hill, Sandra S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma Senbet. Each Nominating Committee screens and selects candidates to the applicable board of directors. Each Nominating Committee will consider nominees recommended by shareholders for non-interested director positions if a vacancy among the non-interested directors occurs and if the nominee meets the Committee's criteria.

     During the fiscal year ended December 31, 2005, the above referenced committees of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. met the following number of times: Audit Committees - six times, Compliance Committees - one time, Investment Committees - five times, Litigation Committees
- three times and Nominating Committees - three times.

     The following table discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2005 (i) in each HLS Fund and (ii) on an aggregate basis in any registered investment company overseen by the director within the same family of investment companies.

NON-INTERESTED DIRECTORS


                                                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                                SECURITIES IN ALL REGISTERED
                                                                                               INVESTMENT COMPANIES OVERSEEN
                                                                                                  BY DIRECTOR IN FAMILY OF
         NAME OF DIRECTOR               DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND               INVESTMENT COMPANIES
Lynn S. Birdsong

Dr. Robert M. Gavin

Duane E. Hill

Sandra S. Jaffee

William P. Johnston

Phillip O. Peterson

Lemma W. Senbet


INTERESTED DIRECTORS


                                                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                               SECURITIES IN ALL REGISTERED
                                                                                               INVESTMENT COMPANIES OVERSEEN
                                                                                                 BY DIRECTOR IN FAMILY OF
         NAME OF DIRECTOR               DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND              INVESTMENT COMPANIES
Thomas M. Marra

Lowndes A. Smith

David M. Znamierowski



     COMPENSATION OF OFFICERS AND DIRECTORS Neither Company pays salaries or compensation to any of its officers or directors who are employed by The Hartford. The chart below sets forth the compensation paid by each Company to the following directors for the fiscal year ended December 31, 2005 and certain other information.



                                      AGGREGATE           AGGREGATE           PENSION OR         ESTIMATED    TOTAL COMPENSATION
                                  COMPENSATION FROM   COMPENSATION FROM   RETIREMENT BENEFITS     ANNUAL      FROM THE HLS FUNDS
                                   HARTFORD SERIES   HARTFORD HLS SERIES  ACCRUED AS PART OF   BENEFITS UPON   AND FUND COMPLEX
    NAME OF PERSON, POSITION          FUND, INC.        FUND II, INC.      HLS FUND EXPENSES    RETIREMENT    PAID TO DIRECTORS*
--------------------------------------------------------------------------------------------------------------------------------
Lynn S. Birdsong, Director

Dr. Robert M. Gavin, Director

                                      AGGREGATE           AGGREGATE           PENSION OR         ESTIMATED    TOTAL COMPENSATION
                                  COMPENSATION FROM   COMPENSATION FROM   RETIREMENT BENEFITS     ANNUAL      FROM THE HLS FUNDS
                                   HARTFORD SERIES   HARTFORD HLS SERIES  ACCRUED AS PART OF   BENEFITS UPON   AND FUND COMPLEX
    NAME OF PERSON, POSITION          FUND, INC.        FUND II, INC.      HLS FUND EXPENSES    RETIREMENT    PAID TO DIRECTORS*
--------------------------------------------------------------------------------------------------------------------------------
Duane E. Hill, Director

Sandra S. Jaffee, Director(1)

William P. Johnston, Director(2)

Phillip O. Peterson, Director

Millard H. Pryor, Jr. Director(3)

Lemma W. Senbet, Director(4)

Lowndes A. Smith, Director



*As of December 31, 2005, five registered investment companies in the fund complex paid compensation to the directors.

(1) Appointed a director of Hartford Series Fund, Inc. on February 1, 2005, and subsequently elected a director of each Company on September 7, 2005.

(2) Elected a director of each Company on September 7, 2005.


(3) Deceased March 1, 2005.


(4) Appointed a director of each Company on September 13, 2005.

[As of March 31, 2006, the officers and directors of each Company as a group beneficially owned less than 1% of the outstanding shares of each class of each HLS Fund.]


     Each Company's Articles of Incorporation provide that the Company to the full extent permitted by Maryland law and the federal securities laws shall indemnify the directors and officers of the Company. The Articles of Incorporation do not authorize the Companies to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

                       INVESTMENT MANAGEMENT ARRANGEMENTS

     Each Company, on behalf of the relevant HLS Funds, has entered into an investment management agreement with HL Investment Advisors, LLC ("HL Advisors"). Each such agreement provides that HL Advisors, subject to the supervision and approval of the applicable Company's board of directors, is responsible for the management of the HLS Fund. HL Advisors is responsible for investment management supervision of all HLS Funds. The investment management agreements do not require HL Advisors to bear the costs of the HLS Funds' transfer agent, registrar, and dividend disbursing agent. In addition, Hartford Life provides administrative services to the HLS Funds including personnel, services, equipment and facilities and office space for proper operation of the HLS Funds. Administrative services provided by Hartford Life to the New Hartford HLS Funds are covered by the management fee paid by each New Hartford HLS Fund to HL Advisors under the applicable investment management agreement. Each Hartford HLS Fund pays a separate fee to Hartford Life for administrative services as discussed below under "HLS Fund Administration." Although Hartford Life, or its affiliates, have agreed to arrange for the provision of additional services necessary for the proper operation of the HLS Funds, each HLS Fund pays for these services directly.


     HL Advisors has entered into an investment services agreement with Hartford Investment Management for services related to the day-to-day investment and reinvestment of the assets of High Yield HLS Fund, Index HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund, Total Return Bond HLS Fund and U. S. Government Securities HLS Fund. With respect to the remaining HLS Funds, HL Advisors has entered into an investment sub-advisory agreement with Wellington Management. Under the sub-advisory agreement, Wellington Management, subject to the general supervision of the board of directors and HL Advisors, is responsible for (among other things) the day-to-day investment and reinvestment of the assets of such HLS Funds and furnishing each such HLS Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each HLS Fund.

     The HLS Funds rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HL Advisors has responsibility, subject to oversight by the applicable Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HL Advisors to appoint a new sub-adviser,, not affiliated with HL Advisors with the approval of the applicable Board of Directors and without obtaining approval from those shareholders/contract holders that participate in the applicable HLS Fund. Within 90 days after hiring any new sub-adviser, affected shareholders/contract holders will receive information about the new sub-advisory relationship.


     The specific conditions of the exemptive order are as follows:


1. Before HLS Funds may rely on the exemptive order, the operation of HLS Funds under a Manager of Managers structure must be approved by a majority of the outstanding voting securities. This approval was received in a shareholder meeting held August 12, 1999.

2. HLS Funds must disclose in their prospectuses the existence, substance and effect of the exemptive order. In addition, HLS Funds must be held out to the public as employing the Manager of Managers structure. The prospectuses will prominently disclose that HL Advisors has ultimate responsibility (subject to oversight by the board of directors) to oversee the sub-advisers and recommend their hiring, termination and replacement.

3. Within ninety (90) days of the hiring of any new sub-adviser, the shareholders/contract holders participating in the relevant HLS Fund will be furnished all information about the new sub-adviser that would be included in a proxy statement, except as modified by the order to permit aggregate fee disclosure. This information will include aggregate fee disclosure and any change in such disclosure caused by the addition of a new sub-adviser. HL Advisors will meet this condition by providing shareholders/contract holders with an information statement meeting the requirements of Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as modified by the order to permit aggregate fee disclosure.

4. HL Advisors will not enter into a sub-advisory agreement with any affiliated sub-adviser without that sub-advisory agreement, including the compensation to be paid thereunder, being approved by shareholders/contract holders.

5. At all times, a majority of the board of directors of HLS Funds will be directors who are not "interested persons," as that term is defined in
     Section 2(a)(19) of the 1940 Act, of the company ("Independent Directors"), and the nomination of new or additional Independent Directors will be at the discretion of the then-existing Independent Directors.

6. When a sub-adviser change is proposed for an HLS Fund with an affiliated sub-adviser, the board of directors, including a majority of the Independent Directors, will make a separate finding, reflected in the board of directors' minutes, that the change is in the best interests of the HLS Fund and the shareholders/contract holders participating in that HLS Fund and does not involve a conflict of interest from which HL Advisors or the affiliated sub-adviser derives an inappropriate advantage.

7. HL Advisors will provide general management services to HLS Funds, including overall supervisory responsibility for the general management and investment of each HLS Fund's securities portfolio, and, subject to review and approval by the board of directors, will: (a) set each HLS Fund's overall investment strategies; (b) evaluate, select and recommend sub-advisers to manage all or a part of an HLS Fund's assets; (c) allocate and, when appropriate, reallocate a HLS Fund's assets among multiple sub-advisers; (d) monitor and evaluate the investment performance of sub-advisers; and (e) implement procedures reasonably designed to ensure that the sub-advisers comply with the relevant HLS Fund's investment objective, policies and restrictions.

8. No director or officer of the HLS Funds or directors or officers of HL Advisors will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in any sub-adviser except for (i) ownership of interests in HL Advisors or any entity that controls, is controlled by or is under common control with HL Advisors; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a sub-adviser or any entity that controls, is controlled by or is under common control with a sub-adviser.

9. HLS Funds will include in its registration statement the aggregate fee disclosure.

10. Independent counsel knowledgeable about the 1940 Act and the duties of Independent Directors will be engaged to represent the Independent Directors of the HLS Fund. The selection of such counsel will be within the discretion of the then-existing Independent Directors.

11. HL Advisors will provide the board of directors, no less often than quarterly, with information about HL Advisors' profitability on a per-Fund basis. Such information will reflect the impact on profitability of the hiring or termination of any sub-adviser during the applicable quarter.

12. When a sub-adviser is hired or terminated, HL Advisors will provide the board of directors with information showing the expected impact on HL Advisors' profitability.

     As provided by the investment management agreements, the HLS Funds each pay a monthly management fee to HL Advisors (which covers, in addition to investment management services, certain administrative services, which are provided by Hartford Life). The Hartford HLS Funds pay a monthly investment management fee to HL Advisors, and an administration fee pursuant to an Administrative Services Agreement to Hartford Life (these investment management and administration fees are aggregated for the purposes of presentation in the table below). These fees are accrued daily and paid monthly, at an annual rate stated as a percentage of the respective HLS Fund's average daily net asset value as follows:


INVESTMENT MANAGEMENT FEES

INDEX HLS FUND


AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $2 Billion                        0.400%
Next $3 billion                         0.300%
Next $5 billion                         0.280%
Amount over $10 billion                 0.270%

MONEY MARKET HLS FUND AND MORTGAGE SECURITIES HLS FUND


AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $2 billion                        0.450%
Next $3 billion                         0.400%
Next $5 billion                         0.380%
Amount over $10 billion                 0.370%



STOCK HLS FUND



AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $250 million                      0.525%
Next $250 million                       0.500%
Next $500 million                       0.475%
Amount over $1 billion                  0.450%


TOTAL RETURN BOND HLS FUND


AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $250 million                      0.525%
Next $250 million                       0.500%
Next $500 million                       0.475%
Next $4 billion                         0.450%
Next $5 billion                         0.430%
Amount over $10 billion                 0.420%


ADVISERS HLS FUND


AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $250 million                      0.680%
Next $250 million                       0.655%
Next $500 million                       0.645%
Amount over $1 billion                  0.595%



CAPITAL APPRECIATION HLS FUND, DISCIPLINED EQUITY HLS FUND, DIVIDEND AND GROWTH HLS FUND, GLOBAL ADVISERS HLS FUND, GLOBAL LEADERS HLS FUND, INTERNATIONAL OPPORTUNITIES HLS FUND, MIDCAP HLS FUND AND SMALL COMPANY HLS FUND



AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $250 million                      0.775%
Next $250 million                       0.725%
Next $500 million                       0.675%
Amount over $1 billion                  0.625%


EQUITY INCOME HLS FUND, GROWTH HLS FUND, MIDCAP VALUE HLS FUND AND VALUE HLS
FUND


AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $250 million                      0.825%
Next $250 million                       0.775%
Next $500 million                       0.725%
Amount Over $1 billion                  0.675%



HIGH YIELD HLS FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $250 million                      0.775%
Next $250 million                       0.725%
Next $500 million                       0.675%
Next $4 billion                         0.625%
Next $5 billion                         0.605%
Amount over $10 billion                 0.595%


FOCUS HLS FUND, GLOBAL COMMUNICATIONS HLS FUND, GLOBAL FINANCIAL SERVICES HLS FUND, GLOBAL HEALTH HLS FUND, GLOBAL TECHNOLOGY HLS FUND, INTERNATIONAL CAPITAL APPRECIATION HLS FUND AND INTERNATIONAL SMALL COMPANY HLS FUND


AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $250 million                      0.850%
Next $250 million                       0.800%
Amount over $500 million                0.750%


U.S. GOVERNMENT SECURITIES HLS FUND


AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $50 million                       0.500%
Next $4.95 billion                      0.450%
Next $5 billion                         0.430%
Amount over $10 million                 0.420%


GROWTH OPPORTUNITIES HLS FUND, SMALLCAP GROWTH HLS FUND AND VALUE OPPORTUNITIES HLS FUND


AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $100 million                      0.700%
Amount Over $100 million                0.600%


     HL Advisors, not any HLS Fund, pays the sub-advisory fees of Wellington Management. HL Advisors pays Hartford Investment Management the direct and indirect costs incurred in managing the Hartford Investment Management-advised HLS Funds. The sub-advisory fee rates are as follows:

SUB-ADVISORY FEES

INDEX HLS FUND, HIGH YIELD HLS FUND, MONEY MARKET HLS FUND, MORTGAGE SECURITIES HLS FUNDS, TOTAL RETURN BOND HLS FUND AND U.S. GOVERNMENT SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
All Assets                             At Cost


ADVISERS HLS FUND



AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $50 million                       0.200%
Next $100 million                       0.150%
Next $350 million                       0.130%
Amount over $500 million                0.120%

DISCIPLINED EQUITY HLS FUND, DIVIDEND AND GROWTH HLS FUND AND STOCK HLS FUND


AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $50 million                       0.325%
Next $100 million                       0.250%
Next $350 million                       0.200%
Amount over $500 million                0.150%


VALUE HLS FUND


AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $50 million                       0.350%
Next $100 million                       0.275%
Next $350 million                       0.225%
Next $500 million                       0.200%
Amount over $ 1 billion                 0.175%


EQUITY INCOME HLS FUND


AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $50 million                       0.350%
Next $100 million                       0.275%
Next $350 million                       0.225%
Amount over $500 million                0.175%


FOCUS HLS FUND


AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $50 million                       0.400%
Next $100 million                       0.300%
Amount over $150 million                0.250%


CAPITAL APPRECIATION HLS FUND, GLOBAL ADVISERS HLS FUND, GLOBAL LEADERS HLS FUND, GROWTH HLS FUND, GROWTH OPPORTUNITIES HLS FUND, INTERNATIONAL OPPORTUNITIES HLS FUND, MIDCAP HLS FUND, MIDCAP VALUE HLS FUND, SMALL COMPANY HLS FUND, SMALLCAP GROWTH HLS FUND AND VALUE OPPORTUNITIES HLS FUND


AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $50 million                       0.400%
Next $100 million                       0.300%
Next $350 million                       0.250%
Amount over $500 million                0.200%


INTERNATIONAL CAPITAL APPRECIATION HLS FUND


AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $50 million                       0.400%
Next $100 million                       0.300%
Next $350 million                       0.250%
Amount over $500 million                0.225%

GLOBAL COMMUNICATIONS HLS FUND, GLOBAL FINANCIAL SERVICES HLS FUND, GLOBAL HEALTH HLS FUND AND GLOBAL TECHNOLOGY HLS FUND


AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $100 million                      0.450%
Next $400 million                       0.350%
Amount over $500 million                0.300%


INTERNATIONAL SMALL COMPANY HLS FUND


AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $50 million                       0.400%
Next $100 million                       0.350%
Amount over $150 million                0.275%




     For the last three fiscal years, each of the Hartford HLS Funds paid management fees to HL Advisors as follows:

HLS FUND NAME                                                      2005                2004                2003
-------------                                                      ----                ----                ----
Advisers HLS Fund                                                                  $  49,197,814       $  45,099,656
Capital Appreciation HLS Fund                                                      $  49,600,791       $  34,597,250
Disciplined Equity HLS Fund                                                        $   4,683,559       $   3,400,164
Dividend and Growth HLS Fund                                                       $  23,455,782       $  16,673,155
Equity Income HLS Fund(1)                                                          $     344,341       $       6,357
Focus HLS Fund(2)                                                                  $     583,538       $     438,846
Global Advisers HLS Fund                                                           $   2,162,217       $   1,750,737
Global Communications HLS Fund(3)                                                  $     187,861       $     112,816
Global Financial Services HLS Fund(3)                                              $     255,558       $     185,071
Global Health HLS Fund                                                             $   2,601,622       $   1,775,356
Global Leaders HLS Fund                                                            $   5,287,384       $   3,647,014
Global Technology HLS Fund                                                         $   1,105,882       $     735,393
Growth HLS Fund                                                                    $   1,981,125       $     623,428
High Yield HLS Fund(4)                                                             $   3,988,645       $   2,628,498
Index HLS Fund(5)                                                                  $   4,342,482       $   3,587,396
International Capital Appreciation HLS Fund                                        $   1,332,040       $     445,610
International Opportunities HLS Fund                                               $   5,357,104       $   3,860,527
International Small Company HLS Fund                                               $     666,255       $     248,270
MidCap HLS Fund                                                                    $  10,217,983       $   7,887,259
MidCap Value HLS Fund                                                              $   5,948,997       $   3,282,453
Money Market HLS Fund                                                              $   4,409,076       $   5,527,475
Mortgage Securities HLS Fund                                                       $   1,824,238       $   2,135,131
Small Company HLS Fund                                                             $   5,503,100       $   3,948,676
Stock HLS Fund                                                                     $  16,423,907       $  14,744,002
Total Return Bond HLS Fund                                                         $   8,574,510       $   7,689,712
Value HLS Fund                                                                     $   1,610,681       $   1,012,903



(1) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2006. While such waiver is in effect, the management fee is 0.73%.

(2) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.75%.

(3) Effective September 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees. While such waiver is in effect, the management fee is 0.40%.

(4) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.67%.

(5) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.29%.



     The HLS Funds paid the following management fees to HL Advisors for the periods shown:

HLS FUND NAME                                                        2005              2004             2003
-------------                                                        ----              ----             ----
Growth Opportunities HLS Fund                                                      $   5,111,950       $   3,617,858
SmallCap Growth HLS Fund                                                           $   3,290,884       $   1,721,864
U.S. Government Securities HLS Fund                                                $   3,463,779       $   3,684,546
Value Opportunities HLS Fund                                                       $   1,593,312       $     835,736




     For the last three fiscal years, HL Advisors paid the following sub-advisory fees to Wellington Management:

HLS FUND NAME                                                GROSS FEES          FEE WAIVER           NET PAID
-------------                                                ----------          ----------           --------
                                                                                    2005
                                                                                    ----
ADVISERS HLS FUND
CAPITAL APPRECIATION HLS FUND
DISCIPLINED EQUITY HLS FUND
DIVIDEND AND GROWTH HLS FUND
EQUITY INCOME HLS FUND
FOCUS HLS FUND
GLOBAL ADVISERS HLS FUND
GLOBAL COMMUNICATIONS HLS FUND
GLOBAL FINANCIAL SERVICES HLS FUND
GLOBAL HEALTH HLS FUND
GLOBAL LEADERS HLS FUND
GLOBAL TECHNOLOGY HLS FUND
GROWTH HLS FUND
GROWTH OPPORTUNITIES HLS FUND
INTERNATIONAL CAPITAL APPRECIATION HLS FUND
INTERNATIONAL OPPORTUNITIES HLS FUND
INTERNATIONAL SMALL COMPANY HLS FUND
MIDCAP HLS FUND
MIDCAP VALUE HLS FUND
SMALL COMPANY HLS FUND
SMALLCAP GROWTH HLS FUND
STOCK HLS FUND
VALUE HLS FUND
VALUE OPPORTUNITIES HLS FUND

HLS FUND NAME                                                             GROSS FEES         FEE WAIVER          NET PAID
-------------                                                             ----------         ----------          --------
                                                                                                2004
                                                                                                ----
Advisers HLS Fund                                                        $  17,417,611                  -      $  17,417,611
Capital Appreciation HLS Fund                                            $  23,304,783                  -      $  23,304,783
Disciplined Equity HLS Fund                                              $   1,723,316                  -      $   1,723,316
Dividend and Growth HLS Fund                                             $   8,332,187                  -      $   8,332,187
Equity Income HLS Fund                                                   $     153,486      $      28,846      $     124,640
Focus HLS Fund                                                           $     319,326                  -      $     319,326
Global Advisers HLS Fund                                                 $   1,095,103                  -      $   1,095,103
Global Communications HLS Fund                                           $     130,058      $     130,058                  -
Global Financial Services HLS Fund                                       $     176,925      $     176,925                  -
Global Health HLS Fund                                                   $   1,544,696                  -      $   1,544,696
Global Leaders HLS Fund                                                  $   2,456,060                  -      $   2,456,060
Global Technology HLS Fund                                               $     695,475                  -      $     695,475
Growth HLS Fund                                                          $     932,320                  -      $     932,320
Growth Opportunities HLS Fund                                            $   2,045,650                  -      $   2,045,650
International Capital Appreciation HLS Fund                              $     638,581                  -      $     638,581
International Opportunities HLS Fund                                     $   2,487,359                  -      $   2,487,359
International Small Company HLS Fund                                     $     383,753                  -      $     383,753
MidCap HLS Fund                                                          $   4,771,696                  -      $   4,771,696
MidCap Value HLS Fund                                                    $   2,512,656                  -      $   2,512,656
Small Company HLS Fund                                                   $   2,553,300                  -      $   2,553,300
SmallCap Growth HLS Fund                                                 $   1,433,821                  -      $   1,433,821
Stock HLS Fund                                                           $   9,954,345                  -      $   9,954,345
Value HLS Fund                                                           $     694,113                  -      $     694,113
Value Opportunities HLS Fund                                             $     747,212                  -      $     747,212

HLS FUND NAME                                                             GROSS FEES         FEE WAIVER          NET PAID
-------------                                                             ----------         ----------          --------
                                                                                                2003
                                                                                                ----
Advisers HLS Fund                                                        $  15,971,203                 --      $  15,971,203
Capital Appreciation HLS Fund                                            $  16,244,297                 --      $  16,244,297
Disciplined Equity HLS Fund                                              $   1,317,732                 --      $   1,317,732
Dividend and Growth HLS Fund                                             $   5,938,318                 --      $   5,938,318
Equity Income HLS Fund                                                   $       3,500      $       3,500                 --
Focus HLS Fund                                                           $     252,544                 --      $     252,544
Global Advisers HLS Fund                                                 $     899,162                 --      $     899,162
Global Communications HLS Fund                                           $      78,155      $      78,155                 --
Global Financial Services HLS Fund                                       $     128,133      $     128,133                 --
Global Health HLS Fund                                                   $   1,066,012                 --      $   1,066,012
Global Leaders HLS Fund                                                  $   1,752,692                 --      $   1,752,692
Global Technology HLS Fund                                               $     485,752                 --      $     485,752
Growth HLS Fund                                                          $     339,097      $      40,058      $     299,039
Growth Opportunities HLS Fund                                            $   1,543,952                 --      $   1,543,952
International Capital Appreciation HLS Fund                              $     252,144                 --      $     252,144
International Opportunities HLS Fund                                     $   1,842,592                 --      $   1,842,592
International Small Company HLS Fund                                     $     151,910                 --      $     151,910
MidCap HLS Fund                                                          $   3,674,889                 --      $   3,674,889
MidCap Value HLS Fund                                                    $   1,468,240                 --      $   1,468,240
Small Company HLS Fund                                                   $   1,879,999                 --      $   1,879,999
SmallCap Growth HLS Fund                                                 $     800,777                 --      $     800,777
Stock HLS Fund                                                           $   8,946,401                 --      $   8,946,401
Value HLS Fund                                                           $     469,807                 --      $     469,807

HLS FUND NAME                                                             GROSS FEES         FEE WAIVER          NET PAID
-------------                                                             ----------         ----------          --------
                                                                                                2003
                                                                                                ----
Value Opportunities HLS Fund                                             $     417,288                 --      $     417,288




   For the last three fiscal years, HL Advisors paid the following investment services fees to Hartford Investment Management:

HLS FUND NAME                                                      2005                2004                2003
-------------                                                      ----                ----                ----
High Yield HLS Fund                                                                $     564,740       $     293,945
Index HLS Fund                                                                     $   1,611,778       $   1,094,197
Money Market HLS Fund                                                              $   1,309,196       $   1,348,754
Mortgage Securities HLS Fund                                                       $     541,666       $     520,992
Total Return Bond HLS Fund                                                         $   2,415,976       $   1,769,607
U.S. Government Securities HLS Fund                                                $     567,269       $     496,090



     Pursuant to the investment management agreement, investment sub-advisory and investment services agreements, neither HL Advisors, nor the sub-advisers are liable to the HLS Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the HLS Funds in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence (willful misfeasance, bad faith or negligence in the case of U.S. Government Securities HLS Fund) on the part of HL Advisors, or a sub-adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement.

     HL Advisors, whose principal business address is at 200 Hopmeadow Street, Simsbury, Connecticut 06089, was organized in 1981. As of December 31, 2005, HL Advisors had over $61.0 billion in assets under management. Hartford Investment Management is located at 55 Farmington Avenue, Hartford, Connecticut 06105, was organized in 1996 and is a wholly-owned subsidiary of The Hartford. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. As of December 31, 2005, Hartford Investment Management had investment authority over approximately $116 billion in assets.

     Wellington Management Company, LLP, "Wellington Management", whose business address is, 75 State Street, Boston, MA 02109, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2005, Wellington Management had investment management authority with respect to approximately $521 billion in assets. Wellington Management is a Massachusetts limited liability partnership.


     HL Advisors, and its affiliates, may make payments from time to time from their own resources, which may include the management fees paid by the HLS Funds, to compensate broker dealers, financial institutions, and other persons for providing distribution assistance and administrative services and to otherwise indirectly promote the sale of shares of the HLS Funds by promoting the sale of variable contracts including paying for the preparation, printing and distribution of prospectuses and sales literature or other promotional activities.

     Each HLS Fund, HL Advisors, Hartford Securities Distribution Company, Inc., Hartford Investment Management and Wellington Management have each adopted a code of ethics designed to protect the interests of each HLS Fund's shareholders. Under each code of ethics, investment personnel are permitted to trade securities for their own account, including securities that may be purchased or held by an HLS Fund, subject to a number of restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.

                               PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED BY HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS

     The following table lists the number and types of other accounts managed by the Hartford Investment Management portfolio managers and assets under management in those accounts as of December 31, 2005:



                            REGISTERED
                            INVESTMENT
                             COMPANY        ASSETS        POOLED       ASSETS       OTHER       ASSETS
PORTFOLIO MANAGER            ACCOUNTS      MANAGED       ACCOUNTS     MANAGED      ACCOUNTS    MANAGED
-----------------           ----------     -------       --------     -------      --------    -------
Edward Caputo

Robert Crusha                                                                       (1)[ ]

Christopher Hanlon(2)

Mark Niland

Russell Regenauer(2)

Adam Tonkinson

Nasri Toutoungi(3)



(1)  Includes assets for The Hartford Canada Funds
(2) In addition to the registered investment company account listed in the table above, these portfolio managers are managers of more than one HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund. As of December 31, 2005, total assets under management in these HLS Funds were [$ ___and $___ ], respectively.
(3) In addition to the registered investment company account listed in the table above, this portfolio manager is manager of more than one HLS Fund, High Yield HLS Fund and Total Return Bond HLS Fund. As of December 31, 2005, total assets under management in these HLS Funds were [$__] and [$__ ], respectively.

CONFLICTS OF INTEREST BETWEEN THE HLS FUNDS SUB-ADVISED BY HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS AND OTHER ACCOUNTS

     The following information relates to the period ended December 31, 2005.


     Portfolio managers, including assistant portfolio managers, at Hartford Investment Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), commingled trust accounts, and other types of funds. The portfolios managed by portfolio managers may have investment objectives, strategies and risk profiles that differ from those of the HLS Funds. Portfolio managers make investment decisions for each portfolio, including the HLS Funds, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio managers may purchase securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio, and vice versa. A portfolio manager or other investment professional at Hartford Investment Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of an HLS Fund, or make investment decisions that are similar to those made for an HLS Fund, both of which have the potential to adversely impact that HLS Fund depending on market conditions. In addition, some of these portfolios have fee structures that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the HLS Funds to Hartford Investment Management. Because a portfolio manager's compensation is affected by revenues earned by Hartford Investment

Management, the incentives associated with any given HLS Fund may be significantly higher or lower than those associated with other accounts managed by a given portfolio manager.

     Hartford Investment Management's goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Hartford Investment Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Hartford Investment Management monitors a variety of areas, including compliance with primary HLS Funds' guidelines, the allocation of securities, and compliance with Hartford Investment Management's Code of Ethics. Furthermore, senior investment and business personnel at Hartford Investment Management periodically review the performance of Hartford Investment Management's portfolio managers. Although Hartford Investment Management does not track the time a portfolio manager spends on a single portfolio, Hartford Investment Management does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager's overall book of business.

     Material conflicts of interest may arise when allocating and/or aggregating trades. Hartford Investment Management may aggregate into a single trade order several individual contemporaneous client trade orders for a single security, absent specific client directions to the contrary. It is the policy of Hartford Investment Management that when a decision is made to aggregate transactions on behalf of more than one account (including the HLS Funds or other accounts over which it has discretionary authority), such transactions will be allocated to all participating client accounts in a fair and equitable manner in accordance with Hartford Investment Management's trade allocation policy. The trade allocation policy is described in Hartford Investment Management's Form ADV. Hartford Investment Management's compliance unit monitors block transactions to assure adherence to the trade allocation policy, and will inform Hartford Investment Management's Issue Resolution Council of any non-compliant transactions.

COMPENSATION OF HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS


     The following information relates to the period ended December 31, 2005.


     Hartford Investment Management's portfolio managers are generally responsible for multiple accounts with similar investment strategies. For example, the high yield portfolio managers also manage high yield accounts for institutional clients. Portfolio managers are compensated on the performance of the aggregate group of similar accounts rather than for a specific HLS Fund.

     The compensation package for portfolio managers consists of three components, which are base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager's contribution to Hartford Investment Management's success.

     The annual incentive plan provides cash bonuses dependent on both Hartford Investment Management's overall performance and individual contributions. A portion of the bonus pool is determined based on the aggregate portfolio pre-tax performance results over three years relative to peer groups and benchmarks, and the remaining portion is based on current year operating income relative to the operating plan.


     Bonuses for portfolio managers vary depending on the scope of accountability and experience level of the individual portfolio manager. An individual's award is based upon relative pre-tax performance of their assigned portfolios compared to a peer group and benchmark. A listing of each HLS Fund and the benchmark by which such HLS Fund is measured can be found below and is primarily geared to reward top quartile performance on a trailing three-year basis. Individual performance is dollar weighted (based on assets under management). Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.


     The long-term incentive plan provides an opportunity for portfolio managers and other key contributors to Hartford Investment Management to be rewarded in the future based on the continued profitable growth of Hartford Investment Management. A designated portion of Hartford Investment Management's net operating income will be allocated to long-term incentive awards each year. The size of actual individual awards will vary greatly. The awards will vest over three years for most participants and five years for Hartford Investment Management's Managing Directors. The value of the awards will increase at the growth rate of operating income each year during the vesting period. Awards will be paid in cash at the end of the vesting period.

     All portfolio managers are eligible to participate in The Hartford's standard employee health and welfare programs, including retirement.


The benchmark by which each HLS Fund's performance is measured for compensation purposes is as follows:


HLS FUND                                    BENCHMARK
--------                                    ---------
High Yield HLS Fund                         Lehman Corporate High Yield Index

Index HLS Fund                              S&P 500 Index

Money Market HLS Fund                       60 Day T-Bill

Mortgage Securities HLS Fund                Lehman Mortgage-Backed Index

Total Return Bond HLS Fund                  Lehman Aggregate Index

U.S. Government Securities HLS Fund         Lehman U.S. Intermediate Government Index


EQUITY SECURITIES BENEFICIALLY OWNED BY PORTFOLIO MANAGERS OF HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS

     The dollar ranges of equity securities beneficially owned by Hartford Investment Management portfolio managers in the HLS Funds they sub-advise are as follows for the fiscal year ended December 31, 2005:



                                                                                 DOLLAR RANGE OF EQUITY SECURITIES
PORTFOLIO MANAGER                       HLS FUND(S) SUB-ADVISED/MANAGED          BENEFICIALLY OWNED
-----------------                       -------------------------------          ------------------
Edward Caputo                           Index HLS Fund

Robert Crusha                           Money Market HLS Fund

Christopher Hanlon                      Mortgage Securities HLS Fund
                                        U.S. Government Securities HLS Fund

Mark Niland                             High Yield HLS Fund

Russell Regenauer                       Mortgage Securities HLS Fund
                                        U.S. Government Securities HLS Fund

Adam Tonkinson                          Money Market HLS Fund

Nasri Toutoungi                         High Yield HLS Fund
                                        Total Return Bond HLS Fund



OTHER ACCOUNTS MANAGED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

     The following table lists the number and types of other accounts managed by the Wellington Management portfolio managers and assets under management in those accounts as of December 31, 2005:

                              REGISTERED
                              INVESTMENT
                               COMPANY            ASSETS           POOLED           ASSETS            OTHER           ASSETS
PORTFOLIO MANAGER              ACCOUNTS           MANAGED         ACCOUNTS          MANAGED         ACCOUNTS          MANAGED
-----------------              --------           -------         --------          -------         --------          -------
Mario E. Abularach

Steven C. Angeli

James H. Averill

John F. Averill

Archana Basi

Jean-Marc Berteaux(a)

John A. Boselli

Edward P. Bousa

Michael T. Carmen

Frank D. Catrickes

Mammen Chally

Nicolas M.
Choumenkovitch

Robert L. Deresiewicz

Doris T. Dwyer

David J. Elliott

Scott M. Elliott

Robert L. Evans

David R. Fassnacht

Ann C. Gallo

Bruce L. Glazer

Christopher L.
Gootkind

Andrew R. Heiskell

                              REGISTERED
                              INVESTMENT
                               COMPANY            ASSETS           POOLED           ASSETS            OTHER           ASSETS
PORTFOLIO MANAGER              ACCOUNTS           MANAGED         ACCOUNTS          MANAGED         ACCOUNTS          MANAGED
-----------------              --------           -------         --------          -------         --------          -------
Peter I. Higgins(b)

Nikunj Hindocha

Matthew D. Hudson

Jean M. Hynes

Steven T. Irons(b)

John C. Keogh

Anita M. Killian

Mark T. Lynch

Daniel Maguire

Kirk J. Mayer

James N. Mordy(c)

Stephen Mortimer

Vikram Murthy

Jennifer L. Nettesheim

David Nincic

Andrew S. Offit(d)

David W. Palmer

Saul J. Pannell(e)

Philip H. Perelmuter

James A. Rullo

John R. Ryan(f)

Joseph H. Schwartz

Theodore E. Shasta

                              REGISTERED
                              INVESTMENT
                               COMPANY            ASSETS           POOLED           ASSETS            OTHER           ASSETS
PORTFOLIO MANAGER              ACCOUNTS           MANAGED         ACCOUNTS          MANAGED         ACCOUNTS          MANAGED
-----------------              --------           -------         --------          -------         --------          -------
Andrew J. Shilling

Scott E. Simpson

Trond Skramstad

Eric C. Stromquist

Simon H. Thomas



(a) In addition to the registered investment company accounts listed in the table above, this portfolio manager manages more than one HLS Fund, Advisers HLS Fund, Focus HLS Fund and Stock HLS Fund. As of December 31, 2005, total assets under management in these HLS Funds were [$___________, $__________ and $_________, respectively.]
(b) In addition to the registered investment company accounts listed in the table above, this portfolio manager manages more than one HLS Fund, Advisers HLS Fund, Focus HLS Fund and Stock HLS Fund. As of December 31, 2005, total assets under management in these HLS Funds were [$___________, $___________ and $____________, respectively.] (c) In addition to the registered investment company accounts listed in the table above, this portfolio manager manages more than one HLS Fund, MidCap Value HLS Fund and Value Opportunities HLS Fund. As of December 31, 2005, total assets under management in these HLS Funds were $______________ and $___________, respectively.
(d) In addition to the registered investment company accounts listed in the table above, these portfolio managers are managers of more than one HLS Fund, Global Advisers HLS Fund, Global Leaders HLS Fund and International Capital Appreciation HLS Fund. As of December 31, 2005, total assets under management in these HLS Funds were [$____, $____ and $____, respectively.]
(e) In addition to the registered investment company accounts listed in the table above, this portfolio manager manages more than one HLS Fund, Advisers HLS Fund, Capital Appreciation HLS Fund and Stock HLS Fund. As of December 31, 2005, total assets under management in these HLS Funds were $____, $____ and $____, respectively.

CONFLICTS OF INTEREST BETWEEN THE HLS FUNDS SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS AND OTHER ACCOUNTS

     The following information relates to the period ended December 31, 2005.

     Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each HLS Fund's investment professionals listed in the prospectuses who are primarily responsible for the day-to-day management of the HLS Fund ("Investment Professionals") generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant HLS Fund. The Investment Professionals make investment decisions for each portfolio based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant HLS Fund, or make investment decisions that are similar to those made for that HLS Fund, both of which have the potential to adversely impact the relevant HLS Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by HL Advisors to Wellington Management with respect to an HLS Fund. Messrs. Averill, Carmen, Glazer, Lynch, Pannell and Stromquist and Ms. Hynes all manage hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the Investment Professional in each account, the incentives associated with any given HLS Fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in tbe other pooled investment vehicles and/or accounts identified above.


     Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary HLS Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

COMPENSATION OF WELLINGTON MANAGEMENT PORTFOLIO MANAGERS


     HL Advisors pays Wellington Management a fee based on the assets under management of each HLS Fund as set forth in the relevant Investment Sub-Advisory Agreement between Wellington Management and HL Advisors with respect to each HLS Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the HLS Funds. The following information relates to the fiscal year ended December 31, 2005.


     Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of its Investment Professionals includes a base salary and incentive components.


     The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional's experience and performance in their respective roles. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm.

     Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the HLS Fund managed by that Investment Professional and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to the relevant HLS Fund is linked to the gross pre-tax performance of the portion of the HLS Fund managed by that Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Except as noted below, Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by these Investment Professionals, including portfolios with performance fees. With respect to International Small Company HLS Fund, the Investment Professional's incentive payment is a flat rate which is not linked to benchmark performance. Fixed income Investment Professional's incentive on the relevant HLS Fund is based solely on the revenues earned by Wellington Management, and has no additional performance link. Portfolio based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan as a partner of the firm. The following individuals are partners of the firm:


Steven C. Angeli
James H. Averill
John F. Averill
John A. Boselli
Edward P. Bousa
Michael T. Carmen
Robert L. Evans
David R. Fassnacht
Ann C. Gallo
Bruce L. Glazer
Jean M. Hynes
Steven T. Irons
John C. Keogh
Mark T. Lynch
James N. Mordy
Andrew S. Offit
Saul J. Pannell
Phillip H. Perelmuter
James A. Rullo
John R. Ryan
Joseph H. Schwartz
Theodore E. Shasta
Andrew J. Shilling
Scott E. Simpson
Trond Skramstad
Eric C. Stromquist


     Wellington Management's incentive payments to its Investment Professionals are based on comparisons of each Investment Professional's performance relative to the following benchmark and/or relevant peer group which are utilized to measure both one and three year performance, except where noted:



HLS FUND                                                     BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
--------                                                     --------------------------------------------------
Advisers HLS Fund(2)                                         S&P 500 Index
                                                             Lipper MF Large Cap Core Index

Capital Appreciation HLS Fund                                Russell 3000 Index(3)
                                                             Lipper MF Multicap Core Index

Disciplined Equity HLS Fund                                  S&P 500 Index

Dividend and Growth HLS Fund                                 S&P 500 Index
                                                             Lipper MF Equity Income Average

Equity Income HLS Fund                                       Russell 1000 Value Index
                                                             Lipper MF Equity Income Average

Focus HLS Fund                                               S&P 500 Index
                                                             Lipper MF Large Cap Core Average

Global Advisers HLS Fund(2)                                  Lipper Global Average(4)

Global Communications HLS Fund                               MSCI Broad Telecom Index

Global Financial Services HLS Fund                           MSCI Finance ex Real Estate Index
                                                             Lipper MF Financial Services Average

Global Health HLS Fund                                       Goldman Sachs Health Care Index
                                                             Lipper Health & Biotechnology Average

HLS FUND                                                     BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
--------                                                     --------------------------------------------------
Global Leaders HLS Fund                                      MSCI World Index(5)
                                                             Lipper Global Large Cap Growth Average

Global Technology HLS Fund                                   Goldman Sachs Technology Total Return Index
                                                             Lipper MF Science and Technology Average

Growth HLS Fund                                              Russell 1000 Growth Index
                                                             Lipper MF Large Cap Growth Average

Growth Opportunities HLS Fund                                Russell 3000 Growth Index
                                                             Lipper MF Multicap Growth Average

International Capital Appreciation HLS Fund(8)               MSCI International EAFE Growth Index
                                                             Lipper MF International Multi-Cap Growth Average

International Opportunities HLS Fund                         Lipper MF International Large Cap Core Average(6)

International Small Company HLS Fund                         N/A

MidCap HLS Fund                                              S&P MidCap 400 Index
                                                             Lipper MF MidCap Core Average

MidCap Value HLS Fund                                        Russell 2500 Value Index
                                                             Lipper MF Mid Cap Value Average

Small Company HLS Fund                                       Russell 2000 Growth Index
                                                             Lipper MF Small Cap Growth Average

SmallCap Growth HLS Fund                                     Russell 2000 Growth Index

Stock HLS Fund                                               S&P 500 Index
                                                             Lipper MF Large Cap Core Index

Value HLS Fund                                               Russell 1000 Value Index
                                                             Lipper MF Large Cap Value Average

Value Opportunities HLS Fund                                 Russell 3000 Value Index
                                                             Lipper MF Multicap Value Average(7)



(1) For HLS Funds with multiple benchmarks/peer groups, allocations are weighted equally.
(2) Equity portion of each of the Advisers HLS Fund and the Global Advisers HLS Fund, respectively.
(3) Prior to July 1, 2005, the benchmark was the S&P 500 Index.
(4) For the period January 1, 2002 through January 1, 2005, the benchmark was a blend of the MSCI Broad Telecom Index and MSCI AC Telecommunications Index.
(5) For the period January 1, 2003 through December 31, 2003, the benchmark was a blend of the Lipper Global Large Cap Growth Averagfe and the MSCI World Index.
(6) Prior to January 1, 2005, the benchmark was the Lipper International Equity Average.
(7) Prior to January 1, 2005, the benchmark was the Lipper Multicap Growth Average.
(8) Prior to January 1, 2006, the benchmark was the MSCI EAFE Index with no comparison made to the Fund's Lipper peer group.

EQUITY SECURITIES BENEFICIALLY OWNED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

     The dollar ranges of equity securities beneficially owned by Wellington Management portfolio managers in the HLS Funds they sub-advise are as follows for the fiscal year ended December 31, 2005:



                                                                                 DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES
PORTFOLIO MANAGER                     HLS FUND(S) SUB-ADVISED                    BENEFICIALLY OWNED
-----------------                     -----------------------                    ------------------
Mario E. Abularach                    Small Company HLS Fund
                                      Growth Opportunities HLS Fund

Steven C. Angeli                      Small Company HLS Fund

James H. Averill                      Value Opportunities HLS Fund

John F. Averill                       Global Technology HLS Fund

Archana Basi                          Global Communications HLS Fund

Jean-Marc Berteaux                    Global Advisers HLS Fund
                                      Global Leaders HLS Fund
                                      International Capital Appreciation HLS
                                          Fund

John A. Boselli                       Growth HLS Fund

Edward P. Bousa                       Dividend and Growth HLS Fund

Michael T. Carmen                     Growth Opportunities HLS Fund

Frank D. Catrickes                    Capital Appreciation HLS Fund

Mammen Chally                         Disciplined Equity HLS Fund

Nicolas M. Choumenkovitch             International Opportunities HLS Fund

Robert L. Deresiewicz                 Global Health HLS Fund

Doris T. Dwyer                        SmallCap Growth HLS Fund

David J. Elliott                      SmallCap Growth HLS Fund

Scott M. Elliott                      Global Advisers HLS Fund

Robert L. Evans                       Global Advisers HLS Fund

David R. Fassnacht                    Value Opportunities HLS Fund

Ann C. Gallo                          Global Health HLS Fund

Bruce L. Glazer                       Global Technology HLS Fund

Christopher L. Gootkind               Advisers HLS Fund

                                                                                 DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES
PORTFOLIO MANAGER                     HLS FUND(S) SUB-ADVISED                    BENEFICIALLY OWNED
-----------------                     -----------------------                    ------------------
Andrew R. Heiskell                    Global Financial Services HLS Fund
Jean M. Hynes                         Global Health HLS Fund

Peter I. Higgins                      Advisers HLS Fund
                                      Focus HLS Fund
                                      Stock HLS Fund

Nikunj Hindocha                       International Small Company HLS Fund

Matthew D. Hudson                     Global Leaders HLS Fund
                                      International Capital Appreciation HLS
                                      Fund

Steven T. Irons                       Advisers HLS Fund
                                      Focus HLS Fund
                                      Stock HLS Fund

John C. Keogh                         Advisers HLS Fund

Anita M. Killian                      Global Technology HLS Fund

Mark T. Lynch                         Global Financial Services HLS Fund

Daniel Maguire                        International Small Company HLS Fund

Kirk J. Mayer                         Global Health HLS Fund

James N. Mordy                        MidCap Value HLS Fund
                                      Value Opportunities HLS Fund

Stephen Mortimer                      Small Company HLS Fund

Vikram Murthy                         Global Technology HLS Fund

Jennifer L. Nettesheim                Global Financial Services HLS Fund

David Nincic                          Global Communications HLS Fund

Andrew S. Offit                       Global Advisers HLS Fund
                                      Global Leaders HLS Fund
                                      International Capital Appreciation HLS
                                          Fund

David W. Palmer                       Value Opportunities HLS Fund

Saul J. Pannell                       Advisers HLS Fund
                                      Capital Appreciation HLS Fund
                                      Stock HLS Fund

Philip H. Perelmuter                  MidCap HLS Fund

                                                                                 DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES
PORTFOLIO MANAGER                     HLS FUND(S) SUB-ADVISED                    BENEFICIALLY OWNED
-----------------                     -----------------------                    ------------------
John R. Ryan                          Equity Income HLS Fund
                                      Value HLS Fund

James A. Rullo                        Disciplined Equity HLS Fund

Joseph H. Schwartz                    Global Health HLS Fund

Theodore E. Shasta                    Global Financial Services HLS Fund

Andrew J. Shilling                    Growth HLS Fund

Scott E. Simpson                      Global Technology HLS Fund

Trond Skramstad                       International Opportunities HLS Fund

Eric C. Stromquist                    Global Technology HLS Fund

Simon H. Thomas                       International Small Company HLS Fund


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


     The Companies have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to any policy established by each Company's board of directors and HL Advisors, the sub-advisers, as applicable, are primarily responsible for the investment decisions of each applicable HLS Fund and the placing of its portfolio transactions. In placing orders, it is the policy of each HLS Fund (except as described below) to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While the sub-advisers generally seek reasonably competitive spreads or commissions, the HLS Funds do not necessarily pay the lowest possible spread or commission. Upon instructions from HL Advisors, each sub-adviser (except Hartford Investment Management) may direct certain brokerage transactions to broker/dealers that pay for certain services used by the HLS Funds. HL Advisors may also instruct the sub-advisers to direct certain brokerage transactions, using best efforts, subject to obtaining best execution, to broker/dealers in connection with a commission recapture program used to defray fund expenses for the HLS Funds.

     The sub-advisers generally deal directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. In addition, the sub-advisers may effect certain "riskless principal" transactions through certain dealers in the over-the-counter market under which "commissions" are paid on such transactions. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Portfolio securities in the Money Market HLS Fund normally are purchased directly from, or sold directly to, the issuer, an underwriter or market maker for the securities. There usually are no brokerage commissions paid by the Money Market HLS Fund for such purchases or sales.

     While the sub-advisers seek to obtain the most favorable net results in effecting transactions in an HLS Fund's portfolio securities, broker-dealers who provide investment research to the sub-advisers may receive orders for transactions from the sub-advisers. Such research services ordinarily consist of assessments and analyses of or affecting the business or prospects of a company, industry, economic sector or financial market. To the extent consistent with
Section 28(e) of the 1934 Act, a sub-adviser may cause an HLS Fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the sub-adviser an amount in respect of securities transactions for the HLS Fund in excess of the amount that another broker-dealer would have charged in respect of that transaction. In circumstances where two or more broker-dealers are equally capable of providing best execution, each sub-adviser may, but is under no obligation to, choose the broker-dealer that provides superior research or analysis as determined by the sub-adviser in its sole discretion. The management fee paid by an HLS Fund is not reduced because the sub-advisers, or their affiliates, receive these services even though they might otherwise be required to purchase some of these services for cash. Some of these services are of value to the sub-advisers, or their affiliates, in advising various of their clients (including the HLS Funds), although all of these services are necessarily useful and of value in managing the HLS Funds.

     To the extent that accounts managed by a sub-adviser are simultaneously engaged in the purchase of the same security as an HLS Fund, then, as authorized by the applicable Company's board of directors, available securities may be allocated to the HLS Fund or other client account and may be averaged as to price in a manner determined by the sub-adviser to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by each HLS Fund. In some cases, this system might adversely affect the price paid by an HLS Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for an HLS Fund (for example, in the case of a small issue). Likewise, if accounts managed by multiple sub-advisers are simultaneously engaged in the sale of the same security, the same process may be followed with similar consequences.

     Accounts managed by the sub-advisers (or their affiliates) may hold securities held by an HLS Fund. Because of different investment objectives or other factors, a particular security may be bought by a sub-adviser for one or more clients when one or more clients are selling the same security.


     For the last three fiscal years, the HLS Funds paid the following brokerage commissions:


HLS FUND NAME                                                           2005           2004                2003
-------------                                                           ----           ----                ----
Advisers HLS Fund                                                                  $   5,661,829       $   8,124,829
Capital Appreciation HLS Fund                                                      $  28,802,912       $  27,190,064
Disciplined Equity HLS Fund                                                        $   1,077,827       $   1,141,362
Dividend and Growth HLS Fund                                                       $   3,793,036       $   4,634,028
Equity Income HLS Fund                                                             $      41,588       $       2,487
Focus HLS Fund                                                                     $     203,783       $     241,843
Global Advisers HLS Fund                                                           $   1,866,488       $   1,900,909
Global Communications HLS Fund                                                     $     117,054       $      88,851
Global Financial Services HLS Fund                                                 $      70,577       $      81,799
Global Health HLS Fund                                                             $     496,707       $     441,168
Global Leaders HLS Fund                                                            $   7,731,203       $   6,762,406
Global Technology HLS Fund                                                         $   1,056,392       $     972,455
Growth HLS Fund                                                                    $     564,496       $     375,724
Growth Opportunities HLS Fund                                                      $   3,631,425       $   3,227,659
High Yield HLS Fund                                                                $       6,320       $       5,239
Index HLS Fund                                                                     $     102,088       $     117,800
International Capital Appreciation HLS Fund                                        $   1,446,745       $     605,734
International Opportunities HLS Fund                                               $   5,137,361       $   3,913,925
International Small Company HLS Fund                                               $     469,569       $     249,849
MidCap HLS Fund                                                                    $   3,895,414       $   4,800,116
MidCap Value HLS Fund                                                              $   2,057,153       $   1,243,483
Small Company HLS Fund                                                             $   5,948,766       $   6,081,453
SmallCap Growth HLS Fund                                                           $   2,411,220       $   1,480,482
Stock HLS Fund                                                                     $   4,552,548       $   6,384,776
Total Return Bond HLS Fund                                                         $      27,144       $      58,378
Value HLS Fund                                                                     $     221,835       $     187,054
Value Opportunities HLS Fund                                                       $     402,519       $     233,441

     Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund did not pay any brokerage commissions during the last three fiscal years.


     In general, changes in the amount of brokerage commissions paid by an HLS Fund are due primarily to that HLS Fund's asset growth, cash flows and changes in portfolio turnover.


     The following table shows the dollar amount of brokerage commissions paid to firms selected in recognition of research services and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 2005.



                                                          COMMISSIONS PAID TO      TOTAL AMOUNT OF TRANSACTION TO
                                                           FIRMS SELECTED IN      FIRMS SELECTED IN RECOGNITION
                                                             RECOGNITION OF                     OF
HLS FUND NAME                                              RESEARCH SERVICES            RESEARCH SERVICES
-------------                                              -----------------            -----------------
Advisers HLS Fund
Capital Appreciation HLS Fund
Disciplined Equity HLS Fund
Dividend and Growth HLS Fund
Equity Income HLS Fund
Focus HLS Fund
Global Advisers HLS Fund
Global Communications HLS Fund
Global Financial Services HLS Fund
Global Health HLS Fund
Global Leaders HLS Fund
Global Technology HLS Fund
Growth HLS Fund
Growth Opportunities HLS Fund
International Capital Appreciation HLS Fund
International Opportunities HLS Fund
International Small Company HLS Fund
MidCap HLS Fund
MidCap Value HLS Fund
Small Company HLS Fund
SmallCap Growth HLS Fund
Stock HLS Fund
Value HLS Fund
Value Opportunities HLS Fund



     The following table identifies the HLS Funds' regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act) whose securities the HLS Funds have acquired during the fiscal year ended December 31, 2005 and the value of each HLS Fund's aggregate holdings of each such issuer as of December 31, 2005.



HLS FUND NAME                                   REGULAR BROKER OR DEALER                AGGREGATE VALUE
-------------                                   ------------------------                ---------------
Advisers HLS Fund

HLS FUND NAME                                   REGULAR BROKER OR DEALER                AGGREGATE VALUE
-------------                                   ------------------------                ---------------
Capital Appreciation HLS Fund

Disciplined Equity HLS Fund

Dividend and Growth HLS Fund

Equity Income HLS Fund

Focus HLS Fund

HLS FUND NAME                                   REGULAR BROKER OR DEALER                AGGREGATE VALUE
-------------                                   ------------------------                ---------------
Global Advisers HLS Fund

Global Communications HLS Fund

Global Financial Services HLS Fund

Global Health HLS Fund

Global Leaders HLS Fund

Growth HLS Fund

HLS FUND NAME                                   REGULAR BROKER OR DEALER                AGGREGATE VALUE
-------------                                   ------------------------                ---------------
Growth Opportunities HLS Fund

High Yield HLS Fund

Index HLS Fund

International Capital Appreciation HLS Fund

International Opportunities HLS Fund

International Small Company HLS Fund

MidCap HLS Fund

MidCap Value HLS Fund

HLS FUND NAME                                   REGULAR BROKER OR DEALER                AGGREGATE VALUE
-------------                                   ------------------------                ---------------
Money Market HLS Fund

Mortgage Securities HLS Fund

SmallCap Growth HLS Fund

Stock HLS Fund

Total Return Bond HLS Fund

HLS FUND NAME                                   REGULAR BROKER OR DEALER                AGGREGATE VALUE
-------------                                   ------------------------                ---------------
U.S. Government Securities HLS Fund

Value HLS Fund

Value Opportunities HLS Fund


                                HLS FUND EXPENSES

     Each HLS Fund assumes and pays the following costs and expenses: interest; taxes; brokerage charges (which may be to affiliated broker-dealers); costs of preparing, printing and filing any amendments or supplements to the registration forms of each HLS Fund and its securities; all federal and state registration, qualification and filing costs and fees, issuance and redemption expenses, transfer agency and dividend and distribution disbursing agency costs and expenses; custodian fees and expenses; accounting (Hartford HLS Funds), auditing and legal expenses; fidelity bond and other insurance premiums; fees and salaries of directors, officers and employees of each HLS Fund other than those who are also officers of Hartford Life; industry membership dues; all annual and semiannual reports and prospectuses mailed to each HLS Fund's shareholders as well as all quarterly, annual and any other periodic report required to be filed with the SEC or with any state; any notices required by a federal or state regulatory authority, and any proxy solicitation materials directed to HLS Fund shareholders as well as all printing, mailing and tabulation costs incurred in connection therewith, and any expenses incurred in connection with the holding of meetings of each HLS Fund's shareholders, expenses related to distribution activities as provided under an HLS Fund's Rule 12b-1 distribution plan for Class IB shares and other miscellaneous expenses related directly to the HLS Funds' operations and interest.

                             HLS FUND ADMINISTRATION

     An Administrative Services Agreement between each Hartford HLS Fund and Hartford Life provides that Hartford Life will manage the business affairs and provide administrative services to each Hartford HLS Fund. Under the terms of these Agreements, Hartford Life will provide the following: administrative personnel, services, equipment and facilities and office space for proper operation of the Hartford HLS Funds. Hartford Life has also agreed to arrange for the provision of additional services necessary for the proper operation of the Hartford HLS Funds, although the Hartford HLS Funds pay for these services directly. As compensation for the services to be performed by Hartford Life, each Hartford HLS Fund pays to Hartford Life, as promptly as possible after the last day of each month, a monthly fee at the annual rate of 0.20% of the average daily net assets of the Hartford HLS Fund. In addition to the administrative services fee, Hartford Life is compensated for fund accounting services at a competitive market rate. Hartford Life also provides administrative services to the New Hartford HLS Funds. The management fee paid by the New Hartford HLS Funds to HL Advisors covers, in addition to investment advisory services, certain administrative services, which are provided by Hartford Life.

     For the last three fiscal years, each HLS Fund, except for Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund, paid the following administrative fees to Hartford Life:


HLS FUND NAME                                                           2005           2004                2003
-------------                                                           ----           ----                ----
Advisers HLS Fund                                                                  $  22,740,147       $  20,811,601
Capital Appreciation HLS Fund                                                      $  22,929,782       $  15,869,294
Disciplined Equity HLS Fund                                                        $   1,814,420       $   1,273,803
Dividend and Growth HLS Fund                                                       $  10,626,249       $   7,434,426
Equity Income HLS Fund                                                             $     110,189       $       2,034
Focus HLS Fund                                                                     $     179,550       $     135,028
Global Advisers HLS Fund                                                           $     776,082       $     619,328
Global Communications HLS Fund                                                     $      57,804       $      34,712
Global Financial Services HLS Fund                                                 $      78,633       $      56,945
Global Health HLS Fund                                                             $     825,540       $     552,006
Global Leaders HLS Fund                                                            $   2,081,060       $   1,377,689
Global Technology HLS Fund                                                         $     340,271       $     226,274
Growth HLS Fund                                                                    $     645,855       $     199,496
High Yield HLS Fund                                                                $   1,521,534       $     963,719
Index HLS Fund                                                                     $   4,342,482       $   3,587,396
International Capital Appreciation HLS Fund                                        $     411,127       $     137,110
International Opportunities HLS Fund                                               $   2,112,359       $   1,467,589
International Small Company HLS Fund                                               $     205,001       $      76,421
MidCap HLS Fund                                                                    $   4,396,696       $   3,299,887
MidCap Value HLS Fund                                                              $   2,137,656       $   1,116,439
Money Market HLS Fund                                                              $   3,527,261       $   4,421,980
Mortgage Securities HLS Fund                                                       $   1,459,391       $   1,708,105
Small Company HLS Fund                                                             $   2,178,300       $   1,504,996
Stock HLS Fund                                                                     $  12,759,125       $  11,445,199
Total Return Bond HLS Fund                                                         $   6,509,607       $   5,801,771
Value HLS Fund                                                                     $     516,989       $     324,146


     Hartford Life, an affiliate of HL Advisors, provides fund accounting services to the HLS Funds, including, but not limited to, daily pricing of portfolio securities; computation of the net asset value and the net income of the HLS Funds in accordance with the HLS Funds' prospectuses and statement of additional information; calculation of dividend and capital gain distributions, if any; calculation of yields on all applicable HLS Funds and all classes thereof; preparation of various reports; and such other similar services with respect to an HLS Fund as may be reasonably requested by the HLS Funds.


     With respect to the Hartford HLS Funds, Hartford Life provides such fund accounting services pursuant to a fund accounting agreement by and between Hartford Series Fund, Inc., on behalf of the Hartford HLS Funds, and Hartford Life dated January 3, 2000, as amended July 23, 2001. In consideration of services rendered and expenses assumed pursuant to this agreement, each Hartford HLS Fund pays Hartford Life a fee calculated at the annual rate of 0.015% of the aggregate net assets of each Hartford HLS Fund. For the period January 3, 2000 until July 23, 2001, this fee was calculated at the annual rate of 0.015% of the aggregate net assets of each Hartford HLS Fund.


     With respect to the New Hartford HLS Funds, Hartford Life provides such fund accounting services pursuant to a fund accounting agreement by and between Hartford HLS Series Fund II, Inc., on behalf of the [New Hartford] HLS Funds, Hartford Life and HL Advisors dated May 1, 2002.

     The compensation paid to Hartford Life for such services for the last three fiscal years is as follows:


                                                               2005                    2004                  2003
                                                               ----                    ----                  ----
Advisers HLS Fund                                                                  $   2,274,015       $   2,081,160
Capital Appreciation HLS Fund                                                      $   2,292,978       $   1,586,929
Disciplined Equity HLS Fund                                                        $     181,442       $     127,380
Dividend and Growth HLS Fund                                                       $   1,062,625       $     743,443
Equity Income HLS Fund                                                             $      11,019       $         203
Focus HLS Fund                                                                     $      17,955       $      13,503
Global Advisers HLS Fund                                                           $      77,608       $      61,933
Global Communications HLS Fund                                                     $       5,780       $       3,471
Global Financial Services HLS Fund                                                 $       7,863       $       5,695
Global Health HLS Fund                                                             $      82,554       $      55,201
Global Leaders HLS Fund                                                            $     208,106       $     137,769
Global Technology HLS Fund                                                         $      34,027       $      22,627
Growth HLS Fund                                                                    $      64,586       $      19,950
High Yield HLS Fund                                                                $     152,153       $      96,372
Index HLS Fund                                                                     $     434,248       $     358,740
International Capital Appreciation HLS Fund                                        $      41,113       $      13,711
International Opportunities HLS Fund                                               $     211,237       $     146,759
International Small Company HLS Fund                                               $      20,500       $       7,642
MidCap HLS Fund                                                                    $     439,670       $     329,989
MidCap Value HLS Fund                                                              $     213,766       $     111,644
Money Market HLS Fund                                                              $     352,726       $     442,198
Mortgage Securities HLS Fund                                                       $     145,939       $     170,810
Small Company HLS Fund                                                             $     217,830       $     150,500
Stock HLS Fund                                                                     $   1,278,913       $   1,144,520
Total Return Bond HLS Fund                                                         $     650,961       $     580,177
Value HLS Fund                                                                     $      51,699       $      32,415


     For the last three fiscal years, no reimbursement or compensation was paid to Hartford Life pursuant to the fund accounting agreement between Hartford HLS Series Fund II, Inc., on behalf of the [New Hartford] HLS Funds, Hartford Life and HL Advisors.

                            DISTRIBUTION ARRANGEMENTS

     Each HLS Fund's shares are sold by Hartford Securities Distribution Company, Inc. (the "distributor") on a continuous basis to separate accounts sponsored by The Hartford and its affiliates and to certain qualified retirement plans. Certain HLS Fund's shares are also sold by the distributor on a continuous basis to separate accounts sponsored by other insurance companies.

     Each Company, on behalf of its respective HLS Funds, has adopted a separate distribution plan (the "Plans") for Class IB shares pursuant to appropriate resolutions of each HLS Fund's board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset based sales charges.


     The distributor is authorized by the Companies to receive purchase and redemption orders on behalf of the HLS Funds. The distributor has the authority to, and has authorized one or more financial services institutions and/or qualified plan intermediaries to receive purchase and redemption orders on behalf of the HLS Funds, subject to the HLS Funds' policies and procedures with respect to frequent purchases and redemptions of HLS Fund shares and applicable law. In these circumstances, an HLS Fund will be deemed to have received a purchase or redemption order when an authorized financial services institution and/or qualified plan intermediary receives the order.

Accordingly, orders will be priced at that HLS Fund's next net asset value to be computed after the orders are received by an authorized financial services institution and/or qualified plan intermediary and accepted by the HLS Fund. The HLS Fund's net asset value is determined in the manner described in the HLS Fund's prospectuses.

     Pursuant to the Plans, each HLS Fund may compensate the distributor for its expenditures in financing any activity primarily intended to result in the sale of HLS Fund shares. The expenses of each HLS Fund pursuant to each Plan are accrued on a fiscal year basis and may not exceed the annual rate of 0.25% of each HLS Fund's average daily net assets attributable to Class IB shares. All or any portion of this fee may be remitted to dealers who provide distribution or shareholder account services.

     Distribution fees paid to the distributor may be spent on any activities or expenses primarily intended to result in the sale of each HLS Fund's shares including (a) compensation to and expenses, including overhead and telephone expenses, of employees of the distributor engaged in the distribution of the Class IB shares of the HLS Fund; (b) printing and mailing of prospectuses, statements of additional information, and reports for prospective purchasers of variable annuity contracts or variable life insurance contracts ("Variable Contracts") investing indirectly in Class IB shares of the HLS Fund; (c) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts investing indirectly in Class IB shares of the HLS Fund; (d) expenses relating to the development, preparation, printing, and mailing of HLS Fund advertisements, sales literature, and other promotional materials describing and/or relating to the Class IB shares of the HLS Fund; (e) expenses of holding seminars and sales meetings designed to promote the distribution of the Class IB shares of the HLS Fund; (f) expenses of obtaining information and providing explanations to variable contract owners regarding HLS Fund investment objectives and policies and other information about the HLS Fund, including performance; (g) expenses of training sales personnel regarding the Class IB shares of the HLS Fund; (h) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Class IB shares of the HLS Fund; and (i) expenses of personal services and/or maintenance of Variable Contract accounts with respect to Class IB shares attributable to such accounts. These Plans are considered compensation type plans, which means the distributor is paid the agreed upon fee regardless of the distributor's expenditures.

     In accordance with the terms of the Plans, the distributor provides to each HLS Fund, for review by each HLS Fund's board of directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.

     The Plans were adopted by a majority vote of the respective HLS Fund's board of directors, including at least a majority of directors who are not, and were not at the time they voted, interested persons of each HLS Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity and the ability to sell shares of the HLS Funds through adviser and broker distribution channels. The board of directors believes that there is a reasonable likelihood that the Plans will benefit the Class IB shareholders of each HLS Fund. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each HLS Fund affected thereby, and material amendments to the Plans must also be approved by the board of directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors who are not interested persons of each HLS Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" of each HLS Fund affected thereby. A Plan will automatically terminate in the event of its assignment.

     For the fiscal year ended December 31, 2005, the Class IB Shares of the HLS Funds paid the 12b-1 fees listed below.



               HLS FUND NAME                                               CLASS IB
               -------------                                               --------
               Advisers HLS Fund                                               $
               Capital Appreciation HLS Fund                                   $
               Disciplined Equity HLS Fund                                     $
               Dividend and Growth HLS Fund                                    $
               Equity Income HLS Fund                                          $
               Focus HLS Fund                                                  $
               Global Advisers HLS Fund                                        $
               Global Communications HLS Fund                                  $
               Global Financial Services HLS Fund                              $
               Global Health HLS Fund                                          $
               Global Leaders HLS Fund                                         $
               Global Technology HLS Fund                                      $
               Growth HLS Fund                                                 $
               Growth Opportunities HLS Fund                                   $
               High Yield HLS Fund                                             $
               Index HLS Fund                                                  $
               International Capital Appreciation HLS Fund                     $
               International Opportunities HLS Fund                            $
               International Small Company HLS Fund                            $
               MidCap HLS Fund                                                 $
               MidCap Value HLS Fund                                           $
               Money Market HLS Fund                                           $
               Mortgage Securities HLS Fund                                    $
               Small Company HLS Fund                                          $
               SmallCap Growth HLS Fund                                        $
               Stock HLS Fund                                                  $
               Total Return Bond HLS Fund                                      $
               U.S. Government Securities HLS Fund                             $
               Value HLS Fund                                                  $
               Value Opportunities HLS Fund                                    $


     The entire amount of 12b-1 fees listed above was paid as compensation to the distributor, which remitted the entire amount, either directly or indirectly through affiliated insurance companies, to dealers as compensation.

     The distributor and its affiliates may pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the HLS Funds' shares and/or for the servicing of those shares.

                        PURCHASE AND REDEMPTION OF SHARES

     For information regarding the purchase or sale (redemption) of HLS Fund shares, see "Purchase and Redemption of Fund Shares" in the HLS Funds' prospectuses.

                            SUSPENSION OF REDEMPTIONS

     Under unusual circumstances, an HLS Fund may suspend repurchases or postpone payment of redemption proceeds for more than seven days, as permitted by federal securities law. An HLS Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by an HLS Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for an HLS Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

                        DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of each HLS Fund is determined by Hartford Life in the manner described in the HLS Funds' prospectuses. The HLS Funds are closed for business and do not price their shares on the following business holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the NYSE. Securities held by each HLS Fund other than the Money Market HLS Fund are valued as follows: debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of securities. Loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by each Company's board of directors. Generally, each HLS Fund uses fair valuation in regards to debt securities when an HLS Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term securities held in the Money Market HLS Fund are valued at amortized cost, which approximates market value. All other HLS Funds' debt investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.


     Equity securities are valued at the official closing price or at the last sale price reported on principal securities exchanges (domestic or foreign) on which they are traded. If no sale took place on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. For securities traded on the NASDAQ national market system, the HLS Funds utilize the NASDAQ Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price. If the last price is below the bid, the bid will be the closing price. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates. Options are valued at the last sales price; if no sale took place on a particular day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available or are deemed unreliable and all other assets are valued in good faith at fair value by, or under guidelines established by, the Companies' boards of directors.

     Foreign securities markets may trade on days when an HLS Fund does not compute its net asset value or may close at times that differ from the close of the NYSE. With respect to the valuation of securities principally traded on foreign markets, each HLS Fund uses a fair value pricing service approved by that HLS Fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the HLS Funds. Because the net asset value of each HLS Fund's shares is determined only on business days of the HLS Funds, the value of the portfolio securities of an HLS Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the HLS Fund.

     Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the portfolio's investments assuming the instrument's obligation is paid in full on maturity.

     The amortized cost method of valuation permits the Money Market HLS Fund to maintain a stable $1.00 net asset value per share. The board of directors of Hartford Series Fund, Inc. periodically reviews the extent of any deviation from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates were used. In the event such a deviation would exceed one-half of one percent, the board of directors will promptly consider any action that reasonably should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, not declaring earned income dividends, valuing portfolio securities on the basis of current market prices, if available, or, if not available, at fair market value as determined in good faith by the board of directors, and (considered highly unlikely by management of the Company) redemption of shares in kind (I.E., portfolio securities). In periods of declining interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates.

                  OWNERSHIP AND CAPITALIZATION OF THE HLS FUNDS

     CAPITAL STOCK The board of directors for each Company is authorized, without further shareholder approval, to authorize additional shares and to classify and reclassify shares of the HLS Funds into one or more classes. Accordingly, the directors have authorized the issuance of two classes of shares of the HLS Funds designated as Class IA and Class IB shares. The shares of each class represent an interest in the same portfolio of investments of the HLS Funds and have equal rights as to voting, redemption, and liquidation. However, each class bears different expenses and therefore the net asset values of the two classes and any dividends declared may differ between the two classes.


     Pursuant to state insurance law, Hartford Life, or its affiliates, is the owner of all Hartford HLS Fund shares held in separate accounts of Hartford Life or its affiliates (such shares are held for the benefit of contractholders and policy owners). As of March 31, 2006, Hartford Life (or its affiliates) owned 5% or more of the outstanding shares in the following Hartford HLS Funds:

     [TABLE TO BE UPDATED]



                        FUND                                    PERCENTAGE OF OWNERSHIP
                        ----                                    -----------------------
                                                             CLASS IA              CLASS IB
                                                             --------              --------
               Advisers HLS Fund
               Capital Appreciation HLS Fund
               Disciplined Equity HLS Fund
               Dividend and Growth HLS Fund
               Equity Income HLS Fund
               Focus HLS Fund
               Global Advisers HLS Fund
               Global Communications HLS Fund
               Global Financial Services HLS Fund
               Global Health HLS Fund
               Global Leaders HLS Fund
               Global Technology HLS Fund
               Growth HLS Fund
               High Yield HLS Fund
               Index HLS Fund
               International Capital Appreciation HLS Fund
               International Opportunities HLS Fund
               International Small Company HLS Fund
               MidCap HLS Fund
               MidCap Value HLS Fund
               Money Market HLS Fund

                        FUND                                    PERCENTAGE OF OWNERSHIP
                        ----                                    -----------------------
                                                             CLASS IA              CLASS IB
                                                             --------              --------
               Mortgage Securities HLS Fund
               Small Company HLS Fund
               Stock HLS Fund
               Total Return Bond HLS Fund
               Value HLS Fund



     As of March 31, 2006, Fortis Benefits Insurance Company (or its affiliates) owned 5% or more of the outstanding shares in the following Hartford HLS Funds (such shares are held for the benefit of contractholders and policy owners):



                        FUND                                    PERCENTAGE OF OWNERSHIP
                        ----                                    -----------------------
                                                             CLASS IA              CLASS IB
                                                             --------              --------
               Disciplined Equity HLS Fund
               Global Leaders HLS Fund
               High Yield HLS Fund
               Index HLS Fund



     [SECTION TO BE UPDATED]


     An employee retirement plan sponsored by The Hartford Financial Services Group, Inc. or its affiliates owned, as of March 31, 2005, shares of a number of Hartford HLS Funds and, in the case of Global Health HLS Fund, Global Technology HLS Fund, MidCap HLS Fund and Small Company HLS Fund, 5%, 13%, 5% and 7% of the outstanding Class IA shares, respectively.


     Certain employee retirement plans of the State of California, as of March 31, 2006, owned an aggregate of __% of the outstanding Class IA shares of Stock HLS Fund.

     Certain employee retirement plans of Wachovia Bank National Association and Wachovia Savings Plan, as of March 31, 2006, owned an aggregate of __% of the outstanding Class IA shares of MidCap HLS Fund.

     Certain employee retirement plans of CitiStreet and Reed Elsevier U.S. Salary Investment Plan, as of March 31, 2006, owned an aggregate of __% of the outstanding Class IB shares of MidCap HLS Fund.

     Certain employee retirement plans of Investors Bank and Trust Company, as of March 31, 2006, owned an aggregate of __% of the outstanding Class IB shares of MidCap HLS Fund.

     Certain employee retirement plans of Mercer Trust Company and Meijer, Inc. Savings Plus Plan II, as of March 31, 2006, owned an aggregate of __% of the outstanding Class IB shares of MidCap HLS Fund.]



     Pursuant to state insurance law, Fortis Benefits Insurance Company, or its affiliates, is the owner of all New Hartford HLS Fund shares held in separate accounts of Fortis Benefits Insurance Company or its affiliates (such shares are held for the benefit of contractholders and policy owners). [As of March 31, 2006, Fortis Benefits Insurance Company (or its affiliates) owned 5% or more of the outstanding shares in the following New Hartford HLS Funds:]

                        FUND                                    PERCENTAGE OF OWNERSHIP
                        ----                                    -----------------------
                                                             CLASS IA              CLASS IB
                                                             --------              --------
     Growth Opportunities HLS Fund
     SmallCap Growth HLS Fund
     U.S. Government Securities HLS Fund
     Value Opportunities HLS Fund



     [As of March 31, 2006, Hartford Life (or its affiliates) owned [__%] or more of the outstanding shares in the following New Hartford HLS Funds (such shares are held for the benefit of contractholders and policy owners):]



                        FUND                                    PERCENTAGE OF OWNERSHIP
                        ----                                    -----------------------
                                                             CLASS IA              CLASS IB
                                                             --------              --------
     Growth Opportunities HLS Fund
     SmallCap Growth HLS Fund
     U.S. Government Securities HLS Fund
     Value Opportunities HLS Fund


     SHARE CLASSES Under each HLS Fund's multi-class plan, shares of each class of an HLS Fund represent an equal pro-rata interest in that HLS Fund and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its "Class Expenses;" (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as "Class Expenses" by each Company's board of directors are currently limited to payments made to the distributor for the Class IB shares pursuant to the Distribution Plan for the Class IB shares.

     VOTING Each shareholder is entitled to one vote for each share of the HLS Funds held upon all matters submitted to the shareholders generally. Most of the shares of the HLS Funds are held of record by insurance companies. The insurance companies will generally vote HLS Fund shares pro-rata according to the written instructions of the owners of Variable Contracts indirectly invested in the HLS Funds. It is expected that such insurance companies will vote shares for which no instructions are received for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

     Matters in which the interests of all the HLS Funds in a Company are substantially identical (such as the election of directors or the ratification of the selection of the independent registered public accounting firm) are voted on by all shareholders of the Company without regard to the separate HLS Funds. Matters that affect all or several HLS Funds, but where the interests of the HLS Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each HLS Fund for their HLS Fund. Matters that affect only one HLS Fund (such as a change in its fundamental policies) are voted on separately for the HLS Fund by the shareholders of that HLS Fund. Likewise, matters that affect only one class of shares of an HLS Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.

     OTHER RIGHTS Each share of HLS Fund stock, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Shares of HLS Fund stock have no pre-emptive, subscription or conversion rights. Upon liquidation of an HLS Fund, the shareholders of that HLS Fund shall be entitled to share, pro rata, in any assets of the HLS Fund after discharge of all liabilities and payment of the expenses of liquidation.

                                      TAXES

     FEDERAL TAX STATUS OF THE HLS FUNDS

THE FOLLOWING DISCUSSION OF THE FEDERAL TAX STATUS OF THE HLS FUNDS IS A GENERAL AND ABBREVIATED SUMMARY BASED ON TAX LAWS AND REGULATIONS IN EFFECT ON THE DATE OF THIS SAI. TAX LAW IS SUBJECT TO CHANGE BY LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL ACTION.

     Each HLS Fund is treated as a separate taxpayer for federal income tax purposes. The Companies intend for each HLS Fund to elect to be treated as a REGULATED INVESTMENT COMPANY under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a REGULATED INVESTMENT COMPANY each year. If an HLS Fund: (1) continues to qualify as a REGULATED INVESTMENT COMPANY, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement") (which the Companies intend each HLS Fund to do), then under the provisions of Subchapter M, the HLS Fund should have little or no income taxable to it under the Code. In particular, an HLS Fund generally is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (I.E., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

     An HLS Fund must meet several requirements to maintain its status as a REGULATED INVESTMENT COMPANY. These requirements include the following: (1) at least 90% of the HLS Fund's gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, as well as net income from interests in certain publicly traded partnerships; and (2) at the close of each quarter of the HLS Fund's taxable year, (a) at least 50% of the value of the HLS Fund's total assets must consist of cash, cash items, securities of other REGULATED INVESTMENT COMPANIES, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the HLS Fund's assets nor more than 10% of the outstanding voting securities of such issuer, and (b) the HLS Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other REGULATED INVESTMENT COMPANIES), or of any two or more issuers that are controlled by the HLS Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

     The HLS Funds should not be subject to the 4% federal excise tax imposed on REGULATED INVESTMENT COMPANIES that do not distribute substantially all their income and gains each calendar year, if the HLS Funds' only shareholders are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, and certain qualified retirement plans.

     Each of the HLS Funds also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts that are used to support variable life insurance contracts and variable annuity contracts. Such separate accounts may meet these requirements by investing solely in the shares of a mutual fund registered under the 1940 Act as an open-end management investment company such as the HLS Funds. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which an HLS Fund may invest. In order to comply with future requirements of Section 817(h) (or related provisions of the Code), an HLS Fund may be required, for example, to alter its investment objectives.

     The 817(h) requirements place certain limitations on the assets of each separate account (or underlying mutual fund) that may be invested in securities of a single issuer. These limitations apply to each HLS Fund's assets that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter:

- no more than 55% of an HLS Fund's total assets may be represented by any one investment
-    no more than 70% by any two investments
-    no more than 80% by any three investments
-    no more than 90% by any four investments

     Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is cash and cash items, government securities, and securities of other REGULATED INVESTMENT companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

     Investment income received from sources within foreign countries, or capital gains earned by an HLS Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle the HLS Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these HLS Funds' assets to be invested within various countries is not now known. The Companies intend that the HLS Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable. Owners of variable life insurance and variable annuity contracts investing in such an HLS Fund bear the costs of any foreign tax, but are not be able to claim a foreign tax credit or deduction for these foreign taxes.

     An HLS Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the HLS Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the HLS Fund and defer losses of the HLS Fund. These rules: (1) could affect the character, amount and timing of distributions to shareholders of the HLS Fund, (2) could require such an HLS Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out), and (3) may cause the HLS Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes described above. The Companies seek to monitor transactions of each HLS Fund, seek to make the appropriate tax elections on behalf of the HLS Fund and seek to make the appropriate entries in the HLS Fund's books and records when the HLS Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules.


     If for any taxable year an HLS Fund fails to qualify as a REGULATED INVESTMENT COMPANY, all of its taxable income becomes subject to federal, and possibly state and local, income tax at the regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year an HLS Fund fails to qualify as a REGULATED INVESTMENT COMPANY, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the HLS Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if an HLS Fund fails to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the HLS Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the HLS Funds' investment adviser and each HLS Fund intends to comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for an HLS Fund than would otherwise be the case, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the HLS Fund's investment sub-adviser might otherwise select.

     As of December 31, 2005, the following HLS Funds have capital loss carryforwards as indicated below. The capital loss carry over is available to offset future realized capital gains to the extent provided in the Code and regulations thereunder.

     [TABLE TO BE UPDATED]


     HLS FUND NAME                                               AMOUNT       EXPIRATION DATES:
                                                                                DECEMBER 31,
     Advisers HLS Fund                                    $ 433,486,503             2011
     Advisers HLS Fund                                    $  71,340,846             2010
     Disciplined Equity HLS Fund                          $  21,176,631             2011
     Disciplined Equity HLS Fund                          $ 104,792,114             2010
     Disciplined Equity HLS Fund                          $   8,429,856             2009
     Disciplined Equity HLS Fund                          $   7,329,846             2008
     Equity Income HLS Fund                               $      19,294             2012
     Global Advisers HLS Fund                             $  15,056,438             2010
     Global Leaders HLS Fund                              $  67,986,232             2010
     Global Leaders HLS Fund                              $   1,044,326             2009
     Global Technology HLS Fund                           $  52,496,374             2010
     Global Technology HLS Fund                           $  21,813,317             2009
     Growth Opportunities HLS Fund                        $  30,862,199             2010
     High Yield HLS Fund                                  $  21,813,025             2011
     High Yield HLS Fund                                  $   8,996,183             2010
     High Yield HLS Fund                                  $   2,700,241             2009
     High Yield HLS Fund                                  $   5,610,693             2008
     High Yield HLS Fund                                  $   4,551,281             2007
     International Opportunities HLS Fund                 $ 134,280,778             2010
     International Opportunities HLS Fund                 $  81,748,357             2009
     International Opportunities HLS Fund                 $   3,889,029             2008
     Mortgage Securities HLS Fund                         $   8,992,354             2012
     Small Company HLS Fund                               $ 124,207,080             2010
     Small Company HLS Fund                               $  46,181,295             2009
     SmallCap Growth HLS Fund                             $  13,310,168             2010
     SmallCap Growth HLS Fund                             $  12,555,298             2009
     Stock HLS Fund                                       $ 503,996,868             2011
     Stock HLS Fund                                       $ 226,152,365             2010
     Stock HLS Fund                                       $  81,433,373             2009
     Total Return Bond HLS Fund                           $     650,339             2009
     U.S. Government Securities HLS Fund                  $   3,025,179             2012
     U.S. Government Securities HLS Fund                  $   1,398,447             2008
     U.S. Government Securities HLS Fund                  $   2,513,149             2007

     If an HLS Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that HLS Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the HLS Fund is timely distributed to its shareholders. The HLS Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. As a result, owners of variable life insurance contracts and variable annuity contracts investing in such HLS Funds would bear the cost of these taxes and interest charges. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable HLS Fund to recognize taxable income or gain without the concurrent receipt of cash. Any HLS Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

     Foreign exchange gains and losses realized by an HLS Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to an HLS Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the HLS Fund must derive at least 90% of its annual gross income.

     Each HLS Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the HLS Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because an HLS Fund must meet the 90% distribution requirement to qualify as a REGULATED INVESTMENT COMPANY, it may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.

     The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and an HLS Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

INVESTOR TAXATION

     Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants who are indirectly invested in an HLS Fund generally are not subject to federal income tax on HLS Fund earnings or distributions or on gains realized upon the sale or redemption of HLS Fund shares until they are withdrawn from the contract or plan. FOR INFORMATION CONCERNING THE FEDERAL INCOME TAX CONSEQUENCES TO THE OWNERS OF VARIABLE LIFE INSURANCE CONTRACTS AND VARIABLE ANNUITY CONTRACTS, SEE THE PROSPECTUSES FOR SUCH CONTRACTS. FOR INFORMATION CONCERNING THE FEDERAL INCOME TAX CONSEQUENCES TO PLAN PARTICIPANTS, SEE THE SUMMARY PLAN DESCRIPTION OR CONTACT YOUR PLAN ADMINISTRATOR.

                                    CUSTODIAN

     Portfolio securities of each HLS Fund are held pursuant to a separate Custodian Agreement between each Company and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                 TRANSFER AGENT

     Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089, an affiliate of HL Advisors, serves as Transfer and Dividend Disbursing Agent for the HLS Funds. The transfer agent issues and redeems shares of the HLS Funds and disburses any dividends declared by the HLS Funds. For its services, the transfer agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides to the HLS Funds, including costs invoiced by sub-contractors. The transfer agent has entered into an agreement with Hartford Administrative Services Company ("HASCO"), an affiliate of HL Advisors, whereby HASCO performs certain sub-transfer agency services, including acting as dividend disbursement agent, in connection with investments in the HLS Funds by qualified retirement plans. For its services, HASCO is paid $2,300 annually per HLS Fund and is reimbursed for out-of-pocket expenses. HL Advisors and its affiliates may pay, out of their own assets, compensation to third-party administrators for recordkeeping and other administrative services.

                                   DISTRIBUTOR

     Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089, an affiliate of HL Advisors, acts as the HLS Funds' distributor.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     The audited financial statements and the financial highlights appearing in the annual report for the fiscal year ended December 31, 2005 have been audited by Ernst & Young LLP, the Companies' independent registered public accounting firm, as set forth in their reports with respect thereto. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such reports given on the authority of the independent registered public accounting firm as experts in accounting and auditing. The principal business address of Ernst & Young LLP is 200 Clarendon Street, Boston, Massachusetts 02116.


                                OTHER INFORMATION

     The Hartford Index HLS Fund uses the Standard & Poor's 500 Index as its benchmark. "Standard & Poor's"(R), "S&P"(R), "S&P 500"(R), "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford Life Insurance Company. The fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the fund regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Hartford Life Insurance Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund or Hartford Life Insurance Company. S&P has no obligation to take the needs of the fund or its shareholders, or Hartford Life Insurance Company, into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the net asset value of the fund or the timing of the issuance or sale of shares in the fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

     In addition, S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the fund, its shareholders or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                      PROXY VOTING POLICIES AND PROCEDURES

     The HLS Funds for which Hartford Investment Management serves as sub-adviser have granted to Hartford Investment Management the authority to vote proxies on their behalf with respect to the assets managed by Hartford Investment Management. Hartford Investment Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Hartford Investment Management's Proxy Committee is responsible for the review and approval of the firm's Proxy Policies and Procedures. Day-to-day administration of the proxy voting process at Hartford Investment Management is the responsibility of the portfolio manager of the relevant client account. Although Hartford Investment Management has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Hartford Investment Management personnel evaluate all proxies and vote proxies based on their assessment of the merits of each proposal. Absent a material conflict of interest, the applicable portfolio manager has the authority to determine the final vote for securities held in the account for which he or she serves as the designated manager.


     Hartford Investment Management votes proxies solicited by an investment company in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting).


     Hartford Investment Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Proxy votes for which an apparent conflict of interest is identified are reviewed by the Proxy Committee to resolve the conflict and direct the vote.

     Hartford Investment Management may be unable to vote or may determine not to vote a proxy on behalf of an HLS Fund due to, for example, the existence of securities lending arrangements, lack of adequate information, and untimely receipt of proxy materials.


     In order to facilitate the proxy voting process, Hartford Investment Management has retained Glass Lewis & Company ("GL") and Institutional Shareholder Services ("ISS" and, collectively with GL, "Glass Lewis") as experts in the proxy voting and corporate governance area. Glass Lewis specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While Hartford Investment Management will rely upon Glass Lewis research and recommendations in voting proxies (and will often follow such recommendations), Hartford Investment Management may deviate from Glass Lewis's recommendations on general policy issues or specific proxy proposals.

     Glass Lewis provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with Hartford Investment Management.

     Portfolio managers may decide to vote their proxies (consistent with Hartford Investment Management's policies) and instruct Glass Lewis to vote all proxies accordingly.


     The HLS Fund's for which Wellington Management serves as sub-adviser have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management's Proxy Committee is responsible for the review and oversight of the firm's Proxy Policies and Procedures. The Proxy Group within Wellington Management's Legal Services Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues, it has established its own Proxy Guidelines setting forth general guidelines for voting proxies. Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. Each Fund's portfolio manager has the authority to determine the final vote for securities held in the Fund, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote.

     Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. The Proxy Committee sets standards for identifying materials conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of the Proxy Committee or by the entire Committee in some cases to resolve the conflict and direct the vote.

     Wellington Management may be unable to vote or may determine not to vote proxy on behalf of an HLS Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

     Information on how the HLS Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available
(1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC's website at www.sec.gov.

                              FINANCIAL STATEMENTS


     The Companies' audited financial statements, together with the notes thereto and reports of Ernst & Young LLP, the Companies' independent registered public accounting firm, contained in the Companies' annual reports for the year ended December 31, 2005 as filed with the SEC, are incorporated by reference into this SAI.

                                   APPENDIX A


     The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as "experts" as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

RATING OF BONDS

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

     STANDARD AND POOR'S CORPORATION ("STANDARD & POOR'S")

     AAA - Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

     A - Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

     BBB - Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

     BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATING OF COMMERCIAL PAPER

     MOODY'S

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-    Leading market positions in well-established industries.

-    High rates of return on funds employed.

- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     STANDARD & POOR'S

     The relative strength or weakness of the following factors determines whether the issuer's commercial paper is rated A-1 or A-2.

-    Liquidity ratios are adequate to meet cash requirements.

- Liquidity ratios are basically as follows, broken down by the type of issuer:

          Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

          Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.

          Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

     The long-term senior debt rating is "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB".

-    The issuer has access to at least two additional channels of borrowing.
- Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.
- Typically, the issuer's industry is well established and the issuer has a strong position within its industry.
-    The reliability and quality of management are unquestioned.

INTERNATIONAL LONG-TERM CREDIT RATINGS

     FITCH, INC.

     The following ratings scale applies to foreign currency and local currency ratings.

INVESTMENT GRADE

     AAA
     Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA
     Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A
     High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB
     Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

     BB
     Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B
     Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C
     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

     DDD, DD, D
     Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90% and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

     FITCH, INC.

     The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F1
     Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2
     Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3
     Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B
     Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C
     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D
     Default. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-term rating category, to categories below "CCC", or to Short-term ratings other than "F1".

"NR" indicates that Fitch Ratings does not rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     A Rating Overlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                        HARTFORD HLS SERIES FUND II, INC.
                                   INCLUDING:
                        HARTFORD BLUE CHIP STOCK HLS FUND
                     HARTFORD CAPITAL OPPORTUNITIES HLS FUND
                      HARTFORD INTERNATIONAL STOCK HLS FUND
                        HARTFORD LARGECAP GROWTH HLS FUND
                         HARTFORD MIDCAP STOCK HLS FUND
                        HARTFORD SMALLCAP VALUE HLS FUND

                                    CLASS IA


     This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the prospectus for the Fund in question. The Funds' audited financial statements, together with the notes thereto and reports of the Funds' independent registered public accounting firm, as of December 31, 2005 appearing in the Annual Report to Shareholders of Hartford HLS Series Fund II, Inc. are incorporated herein by reference. A free copy of the Annual/Semiannual Report and prospectus is available upon request by writing to:
Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085, by calling 1-800-862-6668, or on the Funds' website at www.hartfordinvestor.com.

Date of Prospectus:  May 1, 2006
Date of Statement of Additional Information:  May 1, 2006

TABLE OF CONTENTS


                                                                            PAGE
GENERAL INFORMATION                                                          [1]

INVESTMENT OBJECTIVES AND POLICIES                                           [1]

HLS FUND MANAGEMENT                                                         [19]

INVESTMENT MANAGEMENT ARRANGEMENTS                                          [28]

PORTFOLIO MANAGERS                                                          [35]

PORTFOLIO TRANSACTIONS AND BROKERAGE                                        [44]

HLS FUND EXPENSES                                                           [46]

DISTRIBUTION ARRANGEMENTS                                                   [46]

PURCHASE AND REDEMPTION OF SHARES                                           [46]

SUSPENSION OF REDEMPTIONS                                                   [46]

DETERMINATION OF NET ASSET VALUE                                            [47]

OWNERSHIP AND CAPITALIZATION OF THE HLS FUNDS                               [47]

TAXES                                                                       [49]

CUSTODIAN                                                                   [52]

TRANSFER AGENT                                                              [52]

DISTRIBUTOR                                                                 [52]

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                               [52]

PROXY VOTING POLICIES AND PROCEDURES                                        [52]

FINANCIAL STATEMENTS                                                        [53]


APPENDIX A                                                                   A-1

APPENDIX B                                                                   B-1

                               GENERAL INFORMATION


     This SAI relates to the six mutual funds listed on the front cover page (each an "HLS Fund" and together the "HLS Funds") which may serve as the underlying investment vehicles for variable annuity and variable life insurance separate accounts of Fortis Benefits Insurance Company ("Fortis Benefits"), First Fortis Life Insurance Company ("First Fortis") and other insurance companies, and for certain qualified retirement plans. HL Investment Advisors, LLC ("HL Advisors") is the investment manager and Hartford Life Insurance Company ("Hartford Life") provides administrative services to each HLS Fund. HL Advisors and Hartford Life are indirect wholly-owned subsidiaries of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with $323 billion in assets under management as of December 31, 2005 The Hartford also sponsors a family of mutual funds that is offered directly to the public. Hartford Investment Financial Services, LLC ("HIFSCO"), a wholly-owned subsidiary of The Hartford, is the investment manager and principal underwriter to that fund family.


     Each HLS Fund is an investment portfolio (series) of Hartford HLS Series Fund II, Inc., a Maryland corporation (the "Company") registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Company was originally incorporated in Minnesota in 1986 under the name Fortis Series Fund, Inc. ("Fortis Series") and commenced operations at that time as an open-end management investment company. On April 30, 2002, Fortis Series was reorganized and merged into Hartford HLS Series Fund II, Inc., a new Maryland corporation. Prior to the reorganization, the HLS Funds were named as follows:

     PREVIOUS FUND NAME:                          CURRENT FUND NAME:
     Fortis Blue Chip Stock Series                Hartford Blue Chip Stock HLS Fund
     Fortis Capital Opportunities Series          Hartford Capital Opportunities HLS Fund
     Fortis International Stock Series            Hartford International Stock HLS Fund
     Fortis Large Cap Growth Series               Hartford LargeCap Growth HLS Fund
     Fortis Mid Cap Stock Series                  Hartford MidCap Stock HLS Fund
     Fortis Small Cap Value Series                Hartford SmallCap Value HLS Fund

     Hartford HLS Series Fund II, Inc. issues a separate series of shares of common stock for each HLS Fund, representing a fractional undivided interest in the HLS Fund. Each HLS Fund is a diversified fund.

     The board of directors may reclassify authorized shares to increase or decrease the allocation of shares in each HLS Fund. The board of directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares of any HLS Fund or to classify and reclassify existing and new funds into one or more classes. Each HLS Fund offers Class IA shares. In addition, Hartford SmallCap Value HLS Fund and four other portfolios (series) of the Company (Hartford Growth Opportunities HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Value Opportunities HLS Fund), which are included in separate SAIs, offer Class IB shares.

     The year of each HLS Fund's organization is as follows:

          Blue Chip Stock HLS Fund                                   1996
          Capital Opportunities HLS Fund                             2000
          International Stock HLS Fund                               1995
          LargeCap Growth HLS Fund                                   1998
          MidCap Stock HLS Fund                                      1998
          SmallCap Value HLS Fund                                    1998

                       INVESTMENT OBJECTIVES AND POLICIES

     Percentage limitations on investments described in this SAI or in any prospectus will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed below as fundamental or to the extent designated as such in any prospectus, the other investment policies described in this SAI or in any prospectus are not fundamental and may be changed without shareholder approval.

A.   FUNDAMENTAL RESTRICTIONS OF THE HLS FUNDS

     Each HLS Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable HLS Fund's outstanding voting securities. Under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in the prospectus and this SAI, a "majority of the outstanding voting securities" means the approval of the lesser of (1) the holders of 67% or more of the outstanding shares of an HLS Fund (or a class of the outstanding shares of an HLS Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the HLS Fund (or of the class) are present in person or by proxy, or (2) the holders of more than 50% of the outstanding shares of the HLS Fund (or of the class).

     The investment objectives and principal investment strategies of each HLS Fund are set forth in the prospectus. Set forth below are the fundamental investment restrictions and policies applicable to each HLS Fund followed by certain non-fundamental restrictions and policies applicable to each HLS Fund.

     1. Each HLS Fund will not borrow money or issue any class of senior securities, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.


     2. Each HLS Fund will not purchase the securities or loans of any issuer or borrower (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the HLS Fund's total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry.


     3. Each HLS Fund will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the HLS Fund may be deemed an underwriter under applicable laws.

     4. Each HLS Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein.

     5. Each HLS Fund will not purchase or sell commodities or commodities contracts, except that the HLS Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

     6. Each HLS Fund will not make loans, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

     The investment objective of each HLS Fund is non-fundamental and may be changed without a shareholder vote.

B.   NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE HLS FUNDS

     The following restrictions are designated as non-fundamental and may be changed by the board of directors without the approval of shareholders.

     Each HLS Fund may not:


     1. Pledge, mortgage or hypothecate its assets, except to the extent required to secure permitted borrowings. This investment restriction shall not apply to any required segregated account, securities lending arrangements, reverse repurchase agreements or other assets in escrow and collateral arrangements with respect to margin for futures contracts and related options.


     2. Purchase any securities on margin (except that an HLS Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities). The deposit or payment by an HLS Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

     3. Purchase securities while outstanding borrowings exceed 5% of the HLS Fund's total assets, except for temporary or emergency purposes. Reverse repurchase agreements, dollar rolls, securities lending, or other investments or transactions described in the HLS Fund's registration statement are not deemed to be borrowings for purposes of this restriction.

     4.   Sell securities short except for short sales against the box.

     5. Invest more than 20% of the value of its total assets in the securities of foreign issuers (35% for Capital Opportunities HLS Fund) and non-dollar securities. This policy does not apply to International Stock HLS Fund and SmallCap Value HLS Fund.

     6. Invest more than 15% of the HLS Fund's net assets in illiquid securities.

     7. Enter into a stock index futures contract (by exercise of any option or otherwise) or acquire any options thereon, if immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on stock index futures contracts would exceed 5% of the value of the HLS Fund's total assets.


     International Stock HLS Fund may not enter into any options, futures or forward contract transactions if immediately thereafter the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the HLS Fund would exceed 5% of the value of the total assets of the HLS Fund. (This restriction does not apply to securities purchased on a when-issued, delayed delivery or forward commitment basis.)


     MidCap Stock HLS Fund may not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities would exceed 5% of its total assets except that: (a) this limitation shall not apply to standby commitments, and (b) this limitation shall not apply to the HLS Fund's transactions in futures contracts and related options.

     LargeCap Growth HLS Fund may not sell a call option written by it if, as a result of the sale, the aggregate of the HLS Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the value of the HLS Fund's total assets.

     LargeCap Growth HLS Fund may not invest more than 10% of its total assets in put and call options (including options on market indices).

     LargeCap Growth HLS Fund may not purchase or sell options on stock index futures contracts.

     LargeCap Growth HLS Fund may not purchase or sell a stock index future if, immediately thereafter, more than 30% of its total assets would be hedged by stock index futures.

     LargeCap Growth HLS Fund may not invest more than 20% of the value of its total assets in convertible securities.

     LargeCap Growth HLS Fund may not invest more than 5% of the value of its total assets in rights or warrants that entitle the holder to buy equity securities.

C.   NON-FUNDAMENTAL TAX RESTRICTIONS OF THE HLS FUNDS

     Each HLS Fund must:

     1. Maintain its assets so that, at the close of each quarter of its taxable year,

          (a) at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5 percent of the fair market value of the HLS Fund's total assets and 10 percent of the outstanding voting securities of such issuer, and

          (b) no more than 25 percent of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the HLS Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.

     These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the board of directors to the extent appropriate in light of changes to applicable tax law requirements.

     2. Maintain its assets so that it is adequately diversified within the meaning of Section 817(h) of the Internal Revenue Code and regulations thereunder. Generally, this means that at the close of each calendar quarter, or within 30 days thereafter,

          (a) no more than 55% of the value of the assets in the HLS Fund is represented by any one investment,

          (b) no more than 70% of the value of the assets in the HLS Fund is represented by any two investments,

          (c) no more than 80% of the value of the assets in the HLS Fund is represented by any three investments, and

          (d) no more than 90% of the value of the total assets of the HLS Fund is represented by any four investments. In determining whether the diversification standards are met, each U.S. Government agency or instrumentality shall be treated as a separate issuer.

D.   MISCELLANEOUS INVESTMENT STRATEGIES AND RISKS

     The investment objective and principal investment strategies for each HLS Fund are discussed in the HLS Funds' prospectus. A further description of certain investment strategies used by various HLS Funds is set forth below. The percentage limits described in the sections below are based on market value and are determined as of the time securities are purchased.


     Certain descriptions in the prospectus and in this SAI of a particular investment practice or technique in which the HLS Funds may engage or a financial instrument which the HLS Funds may purchase are meant to describe the spectrum of investments that an HLS Fund's sub-adviser, in its discretion, might, but is not required to, use in managing the HLS Fund's portfolio assets in accordance with the HLS Fund's investment objective, policies, and restrictions. The sub-adviser, in its discretion, may employ such practice, technique, or instrument for one or more HLS Funds, but not necessarily for all HLS Funds for which it serves as sub-adviser. It is possible that certain types of financial instruments or techniques may not be available, permissible, or effective for their intended purposes in all markets.

     MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES Each HLS Fund may hold cash and invest in high quality money market instruments under appropriate circumstances as determined by the sub-adviser, subject to the overall supervision of HL Advisors. The HLS Funds may invest up to 100% of their assets in cash or money market instruments only for temporary defensive purposes.


     Money market instruments include, but are not limited to: (1) banker's acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements.

     REPURCHASE AGREEMENTS A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by an HLS Fund to the seller. The resale price by the HLS Fund would be in excess of the purchase price, reflecting an agreed upon market interest rate.


     Each HLS Fund is permitted to enter into fully collateralized repurchase agreements. The board of directors has delegated to each sub-adviser the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the HLS Funds will engage in repurchase agreements.

     Each HLS Fund's sub-adviser will monitor such transactions to ensure that the value of underlying collateral will be at least equal at all times to the total amount of the repurchase obligation, including the accrued interest. If the seller defaults, an HLS Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In the event the seller commences bankruptcy proceedings, a court may characterize the transaction as a loan. If an HLS Fund has not perfected a security interest in the security, the HLS Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor. As an unsecured creditor, the HLS Fund could lose some or all of the principal and interest involved in the transaction.


     REVERSE REPURCHASE AGREEMENTS Blue Chip Stock HLS Fund, Capital Opportunities HLS Fund and International Stock HLS Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by an HLS Fund of portfolio assets concurrently with an agreement by an HLS Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which an HLS Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by an HLS Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of an HLS Fund and, therefore, increases the possibility of fluctuation in an HLS Fund's net asset value.

     INFLATION-PROTECTED DEBT SECURITIES Capital Opportunities HLS Fund, LargeCap Growth HLS Fund and SmallCap Value HLS Fund may invest in inflation-protected debt securities. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the security. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original security principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities, even during a period of deflation. However, the current market value of the securities is not guaranteed, and will fluctuate. The HLS Funds may also invest in other inflation related securities which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

     The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

     DEBT SECURITIES Each HLS Fund is permitted to invest in debt securities including, among others: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed securities; (4) mortgage-related securities, including collateralized mortgage obligations ("CMO's"); (5) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; and (6) commercial mortgage-backed securities.


     INVESTMENT GRADE DEBT SECURITIES Each HLS Fund is permitted to invest in debt securities rated within the four highest rating categories (E.G., "Aaa", "Aa", "A" or "Baa" by Moody's Investors Service, Inc. ("Moody's") [and] or "AAA", "AA", "A" or "BBB" by Standard and Poor's Corporation
("S&P")) (or, if unrated, securities of comparable quality as determined by the HLS Fund's sub-adviser). These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If an HLS Fund is authorized to invest in a certain rating category, the HLS Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, the sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (E.G., "Baa" by Moody's and "BBB" by S&P), and unrated securities of comparable quality (as determined by the HLS Fund's sub-adviser) are viewed to have adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such securities lack outstanding investment characteristics and do have speculative characteristics. To the extent that an HLS Fund invests in higher-grade securities, the HLS Fund may not be able to avail itself of opportunities for higher income which may be available at lower grades.

     HIGH YIELD-HIGH RISK DEBT SECURITIES AND BANK LOANS Blue Chip Stock HLS Fund and Capital Opportunities HLS Fund may invest in securities rated lower than investment grade (commonly known as "high yield" or "junk" bonds). Securities and bank loans rated below investment grade are commonly referred to as "high yield-high risk" debt securities or "junk bonds." Each rating category has within it different gradations or sub-categories. For instance the "Ba" rating for Moody's includes "Ba3", "Ba2" and "Ba1". Likewise the S&P rating category of "BB" includes "BB+", "BB" and "BB-". If an HLS Fund is authorized to invest in a certain rating category, the HLS Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Descriptions of the debt securities and bank loans ratings system, including their speculative characteristics attributable to each ratings category, are set forth as Appendix A to this SAI. These securities and bank loans generally entail greater risk (including the possibility of default or bankruptcy of the issuer), involve greater volatility of price and risk to principal and income, and may be less liquid than securities in higher rating categories. Securities and bank loans in the highest category below investment grade are considered to be of poor standing and predominantly speculative. These securities and bank loans are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities and bank loans held by an HLS Fund with a commensurate effect on the value of an HLS Fund's shares. If a security or bank loan is downgraded to a rating category which does not qualify for investment, the sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.


     MORTGAGE-RELATED SECURITIES The mortgage-related securities in which each HLS Fund may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the HLS Funds) by various governmental, government-related and private organizations. These HLS Funds may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of an HLS Fund's shares.

     The value of these securities may be significantly affected by interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. These securities may also be subject to prepayment risk and the risk that the underlying loans may not be repaid. The yield characteristics of the mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally permit prepayment at any time. The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers, and unemployment rates. If an HLS Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an HLS Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by an HLS Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

     The mortgage securities in which an HLS Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (E.G., an HLS Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of "locking in" long-term interest rates.

     Mortgage-related securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-related securities are referred to herein as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge.

     CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     Certain classes of CMOs and other mortgage-related securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

     ASSET-BACKED SECURITIES Each HLS Fund may invest in asset-backed securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital accounts receivables. The HLS Funds may invest in these and other types of asset-backed securities that may be developed in the future. These securities may be subject to the risk of prepayment or default. Not all asset-backed securities have the benefit of a security interest in the underlying asset. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed, thereby reducing the balance due. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.


     STRUCTURED NOTES [Capital Opportunities HLS Fund, LargeCap Growth HLS Fund and SmallCap Value HLS Fund] each may invest up to [5%] of itstotal assets in structured notes. The values of the structured notes in which an HLS Fund will invest are linked to equity securities or equity indices ("reference instruments"). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

     Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.


     HYBRID INSTRUMENTS Blue Chip Stock HLS Fund may invest up to 10% of its total assets in hybrid instruments. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under some conditions, the redemption value of such an investment could be zero.

     EQUITY SECURITIES Each HLS Fund may invest in equity securities. Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. In addition, these HLS Funds may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.

     The prices of securities purchased in initial public offerings ("IPOs") can be very volatile. The effect of IPOs on an HLS Fund's performance depends on a variety of factors, including the number of IPOs the HLS Fund invests in relative to the size of the HLS Fund and whether and to what extent a security purchased in an IPO appreciates and depreciates in value. As an HLS Fund's asset base increases, IPOs often have a diminished effect on such HLS Fund's performance.

     SMALL CAPITALIZATION SECURITIES Each HLS Fund may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, small capitalization securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies. Small capitalization securities may be more likely to be offered in initial public offerings. Because securities issued in initial public offerings are being offered to the public for the first time, the market for such securities may be inefficient and less liquid.


     FOREIGN ISSUERS AND BORROWERS AND NON-DOLLAR SECURITIES AND LOANS Foreign issuers and borrowers include (1) companies organized outside the United States,
(2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets. Non-dollar securities and loans are securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

     Many of the HLS Funds are permitted to invest a portion of their assets in securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S.

dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on foreign securities exchanges and are denominated in foreign currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in foreign securities. When selecting securities of foreign issuers and non-dollar securities, the sub-adviser will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located.

     HLS Funds that are permitted to invest in securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans may invest in debt exchangeable for common stock, debt, currency or equity-linked notes and similar linked securities (E.G., zero-strike warrants ("LNs")), which are derivative securities typically issued by a financial institution or special purpose entity the performance of which depends on the performance of a corresponding foreign security or index. Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock. LNs are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the linked security or index has declined. Moreover, LNs are subject to counterparty risk, which is the risk that the company issuing an LN may fail to pay the full amount due at maturity or redemption. An HLS Fund may also have difficulty disposing of LNs because there may be restrictions on redemptions and there may be no market or only a thin trading market in such securities.

     International Stock HLS Fund invests significantly in securities of foreign issuers and loans to foreign borrowers. Blue Chip Stock HLS Fund may invest up to 20% of its total assets (excluding reserves) in foreign securities and loans to foreign borrowers. Capital Opportunities HLS Fund may invest up to 35% of its net assets in foreign securities and loans to foreign borrowers. LargeCap Growth HLS Fund may invest up to 20% of its total assets in foreign securities and loans to foreign borrowers. SmallCap Value HLS Fund may invest in foreign securities and loans to foreign borrowers without limitation.

     Investing in securities of foreign issuers and loans to foreign borrowers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. issuers and borrowers. Less information may be available about foreign issuers and borrowers compared with U.S. issuers and borrowers. For example, foreign issuers and borrowers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers and borrowers. In addition, the values of non-dollar securities and loans are affected by changes in currency rates or exchange control regulations, restrictions or prohibition on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in government administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies.

     Investing in foreign government debt securities and loans exposes an HLS Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of THEIR external debt to pay principal and interest on such debt when due may depend on general economic, social and political CONDITIONS within the relevant country. Countries such as those in which the HLS Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

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     From time to time, each HLS Fund that may invest in foreign securities and loans to foreign borrowers may invest in securities of issuers located in countries with emerging economies or securities markets. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

     Foreign loans and securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign loans and securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign loans and securities may involve currency risks, difficulty in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in foreign borrowers or issuers in countries with developed securities markets and more advanced regulatory systems. The value of foreign loans and securities is affected by changes in foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations, and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign loans and securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also can be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations.

     Some loans and securities may be issued by companies organized outside the U.S. but are traded in U.S. markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other loans and securities are not traded in the U.S. but are denominated in U.S. dollars. These loans and securities are not subject to all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities or loans traded in U.S. securities or loan markets.


     CURRENCY TRANSACTIONS Each HLS Fund may engage in currency transactions to hedge, directly or indirectly, the value of portfolio securities denominated in particular currencies against fluctuations in relative value and, to a lesser extent, to enhance returns. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon and exchange listed and OTC options on currencies.

     Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements" below.


     The use of currency transactions to protect the value of an HLS Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the HLS Fund's underlying securities. Further, the HLS Funds may enter into currency transactions only with counterparties that an HLS Fund's sub-adviser deems to be creditworthy.

     The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by an HLS Fund. An HLS Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purpose.

     A "settlement hedge" or "transaction hedge" is designed to protect an HLS Fund against an adverse change in foreign currency value between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of the foreign currency involved in an underlying securities transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by an HLS Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the sub-adviser.

     An HLS Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if an HLS Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pounds' value. Such a hedge, sometimes referred to as a "position hedge," would tend to off-set both positive and negative currency fluctuations, but would not off-set changes in security values caused by other factors. An HLS Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     An HLS Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if an HLS Fund had sold a security denominated in the currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause an HLS Fund to assume the risk of fluctuations in the value of the currency it purchases.

     Successful use of currency management strategies will depend on the sub-adviser's skill in analyzing currency value. Currency management strategies may substantially change an HLS Fund's investment exposure to changes in currency exchange rates and could result in losses to an HLS Fund if currencies do not perform as the sub-adviser anticipates. For example, if a currency's value rose at a time when the sub-adviser had hedged an HLS Fund by selling that currency in exchange for dollars, an HLS Fund would not participate in the currency's appreciation. If the sub-adviser hedges currency exposure through proxy hedges, an HLS Fund could realize currency losses from both the hedge and the security portion if the two currencies do not move in tandem. Similarly, if the sub-adviser increases an HLS Fund's exposure to a foreign currency and that currency's value declines, an HLS Fund will realize a loss. There is no assurance that the sub-adviser's use of currency management strategies will be advantageous to an HLS Fund or that it will hedge at appropriate times.


     Blue Chip Stock HLS Fund, Capital Opportunities HLS Fund and SmallCap Value HLS Fund may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates. See "Options and Futures Contracts" below for a discussion of risk factors relating to foreign currency transactions including options and futures contracts related thereto.

     OPTIONS AND FUTURES CONTRACTS In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the HLS Funds, for cash flow management, and, to a lesser extent, to enhance returns, each HLS Fund may employ certain hedging, income enhancement and risk management techniques, including the purchase and sale of options contracts, futures contracts and options on futures contracts, any of which may involve equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices or instruments. Each HLS Fund may also invest in futures contracts and options thereon with respect to interest rates and may enter into options on swap agreements. An HLS Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations.

     An HLS Fund may write covered options and purchase put and call options on individual securities as a partial hedge against an adverse movement in the security and in circumstances consistent with the objective and policies of the HLS Fund. This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

     Blue Chip Stock HLS Fund, Capital Opportunities HLS Fund and SmallCap Value HLS Fund may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange fluctuations on non-dollar securities they hold or intend to purchase. For example, if an HLS Fund enters into a contract to purchase non-dollar securities, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on the appropriate currency. Similarly, if an HLS Fund held non-dollar securities and anticipated a decline in the value of that currency against the U.S. dollar, the HLS Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

     Aggregates are composites of equity or debt securities that are not tied to a commonly known index. An index is a measure of the value of a group of securities or other interests. An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities. An HLS Fund may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices or instruments.

     The HLS Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the HLS Funds' immediate obligations. The HLS Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the HLS Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is "in the money."

     The HLS Funds may write or purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

     An HLS Fund may only write covered options.  See "Asset Coverage" below.

     A futures contract is an agreement between two parties to buy and sell a security or financial instrument for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or financial instrument. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

     Each HLS Fund may invest in futures contracts and options thereon ("futures options") with respect to, but not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities, interest rates, and indices of prices of equity and debt securities and other financial indices or instruments.

     An HLS Fund may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. For example, an HLS Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the HLS Fund's non-dollar securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the HLS Fund and resulting transaction costs. When the HLS Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-dollar security, the HLS Fund may purchase a foreign currency futures contract to hedge or partially hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase of a futures contract would serve as a temporary measure to protect the HLS Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-dollar security.

     An HLS Fund similarly may use futures contracts on equity and debt securities to hedge against fluctuations in the value of securities it owns or expects to acquire. Futures contracts on individual securities are regulated as both securities and as futures contracts, and are subject to higher margin requirements than other kinds of futures contracts. Because these contracts relate to the securities of a single issuer, they can be expected to be subject to greater price volatility than futures contracts that relate to a diversified group of securities represented in an aggregate or an index. The volume, breadth, efficiency and other attributes may be limited. An HLS Fund's use of these kinds of futures contracts will depend to a large degree on how this market develops.

     Blue Chip Stock HLS Fund, Capital Opportunities HLS Fund and SmallCap Value HLS Fund each may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. Such HLS Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-dollar security of the same currency. Such HLS Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-dollar securities. Such HLS Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-dollar securities and in circumstances consistent with the HLS Fund's investment objectives and policies.


     The HLS Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the HLS Funds' immediate obligations. An HLS Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the HLS Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.


     The Company, on behalf of the HLS Funds, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity poll operator" ("CPO") under the Commodity Exchange Act, as amended, and the rules of the commodity futures Trading Commission promulgated thereunder, with respect to the HLS Funds' operation. Accordingly, the HLS Funds are not subject to registration or regulation as a CPO.


     To the extent that an HLS Fund enters into futures contracts, options on futures contracts and options on foreign currencies that are traded on an exchange regulated by the Commodity Futures Trading Commission ("CFTC"), in each case that are not for "BONA FIDE hedging" purposes (as defined by regulations of the CFTC), the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the liquidation value of the HLS Fund's portfolio, after taking into account the unrealized profits and unrealized losses on any such contracts the HLS Fund has entered into. However, options which are currently exercisable may be excluded in computing the 5% limit.


     Although any one HLS Fund may not employ all or any of the foregoing strategies, its use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of the sub-adviser to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets; (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover;
(3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which an HLS Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect an HLS Fund's ability to establish or close out a position; (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of an HLS Fund's assets to cover its obligations; and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify as a "regulated investment company" for tax purposes. In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, an HLS Fund may have been in a better position had it not used such a strategy.

     SWAP AGREEMENTS The HLS Funds may purchase or sell derivative instruments (which derive their value from another instrument, security or loan, index or currency) to enhance return, to hedge against fluctuations in securities or loans prices, interest rates or currency exchange rates, to change the duration of obligations held by these HLS Funds, or as a substitute for the purchase or sale of loans, securities or currencies. Each HLS Fund may enter into currency swaps, interest rate swaps, swaps on specific securities or indices, and other types of swap agreements such as caps, collars, floors, and credit derivatives and options thereon. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.


     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.


     Each HLS Fund may enter into event linked swaps, including credit default swaps. The credit default swap market allows an HLS Fund to manage credit risk through buying and selling credit protection on a specific name, an index or a basket of names. The transactions are documented through swap documents. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events. An HLS Fund will generally not buy protection on issuers that are not currently held by such HLS Fund.


     Swap agreements will tend to shift an HLS Fund's investment exposure from one type of investment to another. For example, if an HLS Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the HLS Fund's exposure to rising interest rates. Another example would be for an HLS Fund to exchange interest payments for inflation-linked payments. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of an HLS Fund's investments and its share price and yield.


     The HLS Funds usually enter into interest rate swaps on a net basis. The net amount of the excess, if any, of an HLS Fund's obligations over its entitlement with respect to each interest rate swap will be covered by an amount consisting of designated liquid assets having an aggregate net asset value at least equal to the accrued excess. If an HLS Fund enters into a swap on other than a net basis, the HLS Fund will designate the full amount of the HLS Fund's obligations under each such swap. The HLS Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the HLS Fund's sub-adviser to be creditworthy. If a default occurs by the other party to such transaction, an HLS Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect such HLS Fund's rights as a creditor.

     The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more customized in nature, and accordingly, are less liquid than swaps. There can be no assurance, however, that an HLS Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms the sub-adviser believes are advantageous to such HLS Fund. In addition, although the terms of interest rate swaps, caps, collars and floors may provide for termination, there can be no assurance that an HLS Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Interest rate swaps, caps, collars and floors are considered by the SEC to be illiquid.

     The HLS Funds may use interest rate swaps for risk management purposes [but] not as a speculative investment. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of an HLS Fund's portfolio securities and depends on the sub-adviser's ability to predict correctly the direction and degree of movements in interest rates. Although the HLS Funds believe that use of the hedging and risk management techniques described above will benefit the HLS Funds, if the sub-adviser's judgment about the direction or extent of the movement in interest rates is incorrect, an HLS Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if an HLS Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such HLS Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.

The HLS Funds may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in securities and loans prices, interest rates, indices or currency exchange rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities and loans subject to such transactions. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, the HLS Funds may lose the entire premium paid for purchase options that expire before they can be profitably exercised. The HLS Funds incur transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.

     ILLIQUID INVESTMENTS Each HLS Fund is permitted to invest in illiquid securities or other illiquid investments. An HLS Fund will not, however, acquire illiquid securities or investments if 15% of its net assets would consist of such securities or other investments. Illiquid investments are ones that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine an HLS Fund's net asset value. An HLS Fund may not be able to sell illiquid securities or other investments when the sub-adviser considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid. A sale of illiquid securities or investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on an HLS Fund's net asset value. In addition, issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Each HLS Fund may purchase certain restricted securities (known as Rule 144A securities) that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the board of directors.


     Under current interpretations of the SEC staff, the following types of securities are considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities or investments that are not readily marketable.


     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES Each HLS Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the HLS Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the HLS Funds may sell the securities before the settlement date if the sub-adviser deems it advisable. At the time an HLS Fund makes the commitment to purchase securities on a when-issued basis, the HLS Fund records the transaction and thereafter reflects the value, each day, of the security in determining the net asset value of the HLS Fund. At the time of delivery of the securities, the value may be more or less than the purchase price.

     DOLLAR ROLLS In connection with their ability to purchase securities on a when-issued or forward commitment basis, each HLS Fund may enter into "dollar rolls" in which an HLS Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The HLS Fund gives up the right to receive principal and interest paid on the securities sold. However, the HLS Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the HLS Fund compared with what such performance would have been without the use of dollar rolls. The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of the sub-adviser to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by an HLS Fund while remaining substantially fully invested increases the amount of the HLS Fund's assets that are subject to market risk to an amount that is greater than the HLS Fund's net asset value, which could result in increased volatility of the price of the HLS Fund's shares. Moreover, the entry into dollar rolls involves potential risks that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, an HLS Fund's right to purchase from the counterparty may be restricted. Also, the value of the underlying security may change adversely before an HLS Fund is able to purchase them, or an HLS Fund may be required to purchase securities in connection with a dollar roll at a higher price than may be otherwise available on the open market. Further, because the counterparty may deliver a similar, not identical, security, an HLS Fund may be required to buy a security under the dollar roll that may be of less value than an identical security would have been.


     REITS MidCap Stock HLS Fund and SmallCap Value HLS Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the HLS Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, an HLS Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the HLS Fund.

     Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

     LENDING PORTFOLIO SECURITIES Subject to its investment restrictions set forth under "Investment Objectives and Policies", each of the HLS Funds may lend its portfolio securities to broker-dealers and other institutions as a means of earning interest income. The borrower is required to deposit as collateral and maintain in a segregated account, liquid securities that at all times will be at least equal to 100% of the market value of the loaned securities. Subject to guidelines approved by the Board, the HLS Funds may use or invest any cash collateral at their own risk and for their own benefit. While the securities are on loan, the borrower will pay the respective HLS Fund any income accruing thereon.

     Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities. The HLS Funds may lend securities only if: (1) each loan is fully secured by appropriate collateral at all times, and (2) the value of all securities loaned by an HLS Fund is not more than 33.33% of the HLS Fund's total assets taken at the time of the loan (including collateral received in connection with any loans).

     ASSET COVERAGE To the extent required by SEC guidelines, an HLS Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting position for the same type of financial asset, or (2) cash or liquid securities, designated on the HLS Fund's books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as offsetting positions, designated on the HLS Fund's books, or held in a segregated account cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

     BORROWING Each HLS Fund may borrow money to the extent set forth under "Investment Objectives and Policies" above. The HLS Funds do not currently intend to borrow for leverage purposes, except as may be set forth under "Investment Objectives and Policies." Interest paid on borrowings will decrease the net earnings of an HLS Fund and will not be available for investment.


     PORTFOLIO TURNOVER [The portfolio turnover rate for each of the Capital Opportunities HLS Fund and MidCap Stock HLS Fund was significantly higher in fiscal year 2005 than in fiscal year 2004 primarily because of a repositioning of each HLS Fund's portfolio by each HLS Fund's respective new sub-adviser.]

     DISCLOSURE OF PORTFOLIO HOLDINGS The HLS Funds will disclose their complete calendar quarter-end portfolio holdings on the HLS Funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each calendar quarter. The HLS Funds also will disclose on the HLS Funds' website no earlier than 15 days after the end of each month each HLS Fund's largest ten holdings. This information will remain accessible until the next schedule appears on the website.


     The HLS Funds, the HLS Funds' investment manager, the HLS Funds' distributor (collectively "Hartford") or the HLS Funds' investment sub-advisers ("sub-advisers") also disclose portfolio holdings on a more frequent basis as necessary in connection with the day-to-day operations and management of each HLS Fund in accordance with the following requirements. Each portfolio holdings disclosure arrangement or practice must be approved in advance by the HLS Funds' chief compliance officer, based on a finding that the applicable HLS Fund has a legitimate business purpose for the arrangement or practice, and that it is in the interest of HLS Fund shareholders, and must be subject to an appropriate confidentiality agreement, approved by the HLS Funds' chief compliance officer.

     Portfolio holdings are disclosed to the HLS Funds' custodian, securities lending agents, independent registered public accounting firm, pricing service vendors and other persons who provide systems or software support in connection with HLS Fund operations, including accounting, compliance support and pricing, to the extent they require access to such information in order to fulfill their contractual obligations to the HLS Funds, and only in accordance with the above requirements.

     Portfolio holdings may also be disclosed to persons assisting the HLS Funds or their sub-advisers in the voting of proxies and to the HLS Funds' bank lenders. In connection with managing the HLS Funds, the HLS Funds' investment manager or sub-advisers may disclose the HLS Funds' portfolio holdings to third-party vendors that provide analytical systems services to the HLS Funds' investment manager or sub-advisers on behalf of the HLS Funds, and to certain third party industry information vendors, institutional investment consultants, and asset allocation service providers. From time to time, the HLS Funds may disclose portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation. With respect to each of these entities, portfolio holdings information will be released only in accordance with the above requirements.

     The HLS Funds have entered into ongoing arrangements to disclose portfolio holdings to the following entities:


     [To be updated]

     State Street Bank and Trust Company (the HLS Funds' Custodian)
     FactSet Research Systems, Inc.
     The Goldman Sachs Trust Company, d/b/a Boston Global Advisors
     Lipper Inc.
     Bowne & Co., Inc.  - Financial printers
     Ernst & Young LLP (the HLS Funds' Independent Registered Public Accounting
     Firm)

     Portfolio holdings are disclosed at various times to State Street Bank and Trust Company and Lipper Inc., respectively, in order to fulfill their obligations to the HLS Funds. Portfolio holdings are disclosed on a daily basis to the HLS Funds' custodian, State Street Bank and Trust Company - Portfolio Accounting System (PAS), FactSet Research Systems, Inc., and Boston Global Advisors. Portfolio holdings are disclosed to Lipper Inc. on a monthly basis, with a lag time of two business days. Portfolio holdings are disclosed to Lipper Inc. and Bowne & Co., Inc. on a quarterly basis, with lag times of five and ten business days, respectively. Portfolio holdings are disclosed to the HLS Funds' independent registered public accounting firm at least annually and otherwise upon request as necessary to enable the HLS Funds' independent registered public accounting firm to provide services to the HLS Funds, with no lag time.


     Additionally, when purchasing and selling their portfolio securities through broker-dealers, requesting bids on securities, or obtaining price quotations on securities, the HLS Funds may disclose one or more of their portfolio securities to the party effecting the transaction or providing the information. In these cases, the HLS Funds' chief compliance officer may waive the requirement of a formal confidentiality agreement, based on a finding that the broker-dealer is otherwise subject by law to a duty to maintain the confidentiality of the information and not to trade on non-public information, and, to the knowledge of the HLS Funds' chief compliance officer, has not misused the information in the past.

     Subject to the procedures described below, Hartford or its sub-advisers may provide oral or written information ("portfolio commentary") about the HLS Funds, including, but not limited to, how a HLS Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to HLS Fund performance. Hartford or its sub-advisers may also provide oral or written information ("statistical information") about various financial characteristics of an HLS Fund or its underlying portfolio securities including, but not limited to, beta, duration, maturity, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, tracking error, weighted average quality, market capitalization, percent debt to equity, dividend yield or growth, default rate, portfolio turnover, risk and style characteristics or other similar information. This portfolio commentary and statistical information about an HLS Fund may be based on an HLS Fund's most recent quarter-end portfolio or on some other interim period such as month-end. The portfolio commentary and statistical information may be provided to members of the press, shareholders in an HLS Fund, persons considering investing in an HLS Fund or representatives of such shareholders or potential shareholders, such as financial intermediaries and fiduciaries of a 401(k) plan or a trust and their advisers. The content and nature of the information provided to each of these persons may differ.

     In advance of Hartford or any sub-adviser providing "portfolio commentary" or "statistical information," the proposed arrangement or practice must be approved by the HLS Funds' chief compliance officer upon a finding that such arrangement/practice is for a legitimate business purpose and in the interest of HLS Fund shareholders. If the arrangement involves disclosure of "portfolio holdings information" within the meaning of the SEC rules, disclosure of such information must be approved by the HLS Funds' chief compliance officer in accordance with the standards described above for disclosing portfolio holdings information.

     Hartford and its sub-advisers have implemented procedures reasonably designed to ensure that (1) any disclosure of the HLS Funds' portfolio securities is made pursuant to a practice or arrangement approved by the HLS Funds' chief compliance officer; (2) personnel who are in a position to disclose HLS Fund portfolio holdings are appropriately trained to comply with the HLS Fund's policies regarding the disclosure of portfolio holdings; and (3) each decision to approve a proposed disclosure arrangement or practice by the appropriate parties is documented in reasonable detail by the applicable HLS Fund's chief compliance officer or his/her designee.

     In no event will the Hartford or its sub-advisers or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of HLS Fund portfolio holdings.

     The HLS Funds' chief compliance officer will exercise oversight of disclosures of the HLS Funds' portfolio holdings. It is the duty of the HLS Funds' chief compliance officer to ensure that all disclosures of the portfolio holdings of an HLS Fund are for a legitimate business purpose and in the interests of such HLS Fund's shareholders, and in accordance with appropriate confidentiality arrangements. The HLS Funds' chief compliance officer is also responsible for addressing conflicts of interest between the interests of HLS Fund shareholders, on the one hand, and the interests of the HLS Funds' investment manager, investment sub-advisers, principal underwriter, or any affiliated person of the HLS Funds, their investment manager, investment sub-advisers, or their principal underwriter, on the other. Every violation of the portfolio holdings disclosure policy must be reported to the HLS Funds' chief compliance officer.


     The Board of Directors of the HLS Funds reviews and approves the HLS Funds' policy on disclosure of portfolio holdings. The chief compliance officer of the investment manager will provide summaries of all newly approved portfolio holdings disclosure arrangements and practices, including information about the identities of the parties receiving such information, the reason for the disclosure, and the confidentiality agreements in place, to the Board of Directors of the HLS Funds at the next occurring regular Board meeting. The chief compliance officer of the HLS Funds and of the investment manager are responsible for reporting exceptions to and violations of this policy to the Board of Directors of the HLS Funds at the next occurring regular Board meeting. There can be no assurance, however, that the HLS Funds' portfolio holdings disclosure policy will prevent the misuse of such information by individuals or firms that receive such information.

                               HLS FUND MANAGEMENT

     The Company has a board of directors who elect officers who are responsible for the day-to-day operations of the HLS Funds and who execute policies formulated by the directors. The following tables set forth information about the directors and officers of the Company. The first table relates to those directors who are deemed not to be "interested persons" of the Company, as that term is defined in the 1940 Act (i.e., "non-interested directors"), while the second table provides information about the Company's "interested" directors and its officers.

NON-INTERESTED DIRECTORS


                                                                                          NUMBER OF
                                              TERM OF                                   PORTFOLIOS IN
                                POSITION    OFFICE* AND                                      FUND          OTHER
                               HELD WITH     LENGTH OF                                     COMPLEX      DIRECTORSHIPS
                                  THE          TIME          PRINCIPAL OCCUPATION(S)     OVERSEEN BY       HELD BY
   NAME, AGE AND ADDRESS        COMPANY       SERVED           DURING PAST 5 YEARS         DIRECTOR       DIRECTOR
----------------------------------------------------------------------------------------------------------------------
LYNN S. BIRDSONG              Director     Since 2003     Since 1981, Mr. Birdsong           85       Mr. Birdsong
(age 59)                                                  has been a partner in                       is a Director
c/o Hartford HLS Funds                                    Birdsong Company, an                        of The Japan
P.O. Box 2999                                             advertising specialty                       Fund.
Hartford, CT 06104-2999                                   firm. Since 2003, Mr.
                                                          Birdsong has been an
                                                          independent director of The
                                                          Japan Fund. From 2003 to
                                                          March 2005, Mr. Birdsong
                                                          was an independent director
                                                          of the Atlantic Whitehall
                                                          Funds. From 1979 to 2002,
                                                          Mr. Birdsong was a managing
                                                          director of Zurich Scudder
                                                          Investments, an investment
                                                          management firm. During
                                                          his employment with
                                                          Scudder, Mr. Birdsong was
                                                          an interested Director of
                                                          The Japan Fund. Mr.
                                                          Birdsong is also a Director
                                                          of Hartford Series Fund,
                                                          Inc., The Hartford Mutual
                                                          Funds, Inc., The Hartford
                                                          Mutual Funds II, Inc. and
                                                          The Hartford Income Shares
                                                          Fund, Inc.

                                                                                          NUMBER OF
                                              TERM OF                                   PORTFOLIOS IN
                                POSITION    OFFICE* AND                                      FUND          OTHER
                               HELD WITH     LENGTH OF                                     COMPLEX      DIRECTORSHIPS
                                  THE          TIME          PRINCIPAL OCCUPATION(S)     OVERSEEN BY       HELD BY
   NAME, AGE AND ADDRESS        COMPANY       SERVED           DURING PAST 5 YEARS         DIRECTOR       DIRECTOR
----------------------------------------------------------------------------------------------------------------------
ROBERT M. GAVIN               Director     Director       Dr. Gavin is an educational        85             N/A
(age 65)                      and          since 1986     consultant. Prior to
c/o Hartford HLS Funds        Chairman     Chairman of    September 1, 2001, he was
P.O. Box 2999                 of the       the Board      President of Cranbrook
Hartford, CT 06104-2999       Board        since 2004     Education Community; and
                                                          prior to July 1996, he was
                                                          President of Macalester
                                                          College, St. Paul,
                                                          Minnesota. Dr. Gavin is
                                                          also a Director and
                                                          Chairman of the Board of
                                                          Directors of Hartford
                                                          Series Fund, Inc., The
                                                          Hartford Mutual Funds,
                                                          Inc., The Hartford Mutual
                                                          Funds II, Inc. and The
                                                          Hartford Income Shares
                                                          Fund, Inc.

DUANE E. HILL                 Director     Since 2002     Mr. Hill is a Partner of           85             N/A
(age 60)                                                  TSG Ventures, L.P. a
c/o Hartford HLS Funds                                    private equity investment
P.O. Box 2999                                             company that invests
Hartford, CT 06104-2999                                   primarily in minority-owned
                                                          small businesses. Mr. Hill
                                                          is a former partner of TSG
                                                          Capital Group, a private
                                                          equity investment firm that
                                                          serves as sponsor and lead
                                                          investor in leveraged
                                                          buyouts of middle market
                                                          companies. Mr. Hill is
                                                          also a Director of Hartford
                                                          Series Fund, Inc., The
                                                          Hartford Mutual Funds,
                                                          Inc., The Hartford Mutual
                                                          Funds II, Inc. and The
                                                          Hartford Income Shares
                                                          Fund, Inc.

                                                                                          NUMBER OF
                                              TERM OF                                   PORTFOLIOS IN
                                POSITION    OFFICE* AND                                      FUND          OTHER
                               HELD WITH     LENGTH OF                                     COMPLEX      DIRECTORSHIPS
                                  THE          TIME          PRINCIPAL OCCUPATION(S)     OVERSEEN BY       HELD BY
   NAME, AGE AND ADDRESS        COMPANY       SERVED           DURING PAST 5 YEARS         DIRECTOR       DIRECTOR
----------------------------------------------------------------------------------------------------------------------
SANDRA S. JAFFEE              Director**   Since 2005     Ms. Jaffee is Chief                85             N/A
(age 64)                                                  Executive Officer of
c/o Hartford HLS Funds                                    Searchspace Group, a
P.O. Box 2999                                             leading provider of
Hartford, CT 06104-2999                                   compliance/regulatory
                                                          technology to financial
                                                          institutions. Ms. Jaffee
                                                          served as an Entrepreneur
                                                          in Residence with Warburg
                                                          Pincus, a private equity
                                                          firm, from August 2004 to
                                                          August 2005. From
                                                          September 1995 to July
                                                          2004, Ms. Jaffee served as
                                                          Executive Vice President at
                                                          Citigroup, where she was
                                                          President and Chief
                                                          Executive Officer of
                                                          Citibank's Global
                                                          Securities Services
                                                          (1995-2003). Ms. Jaffee is
                                                          also a Director of Hartford
                                                          Series Fund, Inc., The
                                                          Hartford Mutual Funds,
                                                          Inc., The Hartford Mutual
                                                          Funds II, Inc. and The
                                                          Hartford Income Shares
                                                          Fund, Inc.

WILLIAM P. JOHNSTON           Director     Since 2005     Mr. Johnston joined the            85       Mr. Johnston
(age 61)                                                  Board of Directors of Renal                 is Chairman of
c/o Hartford HLS Funds                                    Care Group, Inc. in                         the Board of
P.O. Box 2999                                             November 2002 and has                       Directors of
Hartford, CT 06104-2999                                   served as Chairman of the                   Renal Care
                                                          Board since March 2003.                     Group, Inc.
                                                          From August 2001 until
                                                          December 2002, Mr. Johnston
                                                          was Managing Director of
                                                          SunTrust Robinson Humphrey,
                                                          the investment banking
                                                          division of SunTrust Banks,
                                                          Inc. From 1998 through
                                                          2001, Mr. Johnston was Vice
                                                          Chairman of the investment
                                                          banking affiliate of
                                                          SunTrust Banks, Inc., where
                                                          he also served as Chief
                                                          Executive Officer from 1998
                                                          through April 2000. Mr.
                                                          Johnston is also a Director
                                                          of Hartford Series Fund,
                                                          Inc., The Hartford Mutual
                                                          Funds, Inc., The Hartford
                                                          Mutual Funds II, Inc. and
                                                          The Hartford Income Shares
                                                          Fund, Inc.

                                                                                          NUMBER OF
                                              TERM OF                                   PORTFOLIOS IN
                                POSITION    OFFICE* AND                                      FUND          OTHER
                               HELD WITH     LENGTH OF                                     COMPLEX      DIRECTORSHIPS
                                  THE          TIME          PRINCIPAL OCCUPATION(S)     OVERSEEN BY       HELD BY
   NAME, AGE AND ADDRESS        COMPANY       SERVED           DURING PAST 5 YEARS         DIRECTOR       DIRECTOR
----------------------------------------------------------------------------------------------------------------------
PHILLIP O. PETERSON           Director     Since 2000     Mr. Peterson is a mutual           85             N/A
(age 61)                                                  fund industry consultant.
c/o Hartford HLS Funds                                    He was a partner of KPMG
P.O. Box 2999                                             LLP until July 1999. From
Hartford, CT 06104-2999                                   January 2004 to April 2005,
                                                          Mr. Peterson served as
                                                          Independent President of
                                                          the Strong Mutual Funds.
                                                          Mr. Peterson is also a
                                                          Director of Hartford Series
                                                          Fund, Inc., The Hartford
                                                          Mutual Funds, Inc., The
                                                          Hartford Mutual Funds II,
                                                          Inc. and The Hartford
                                                          Income Shares Fund, Inc.

LEMMA W. SENBET               Director     Since 2005     Since 1998, Dr. Senbet has         85             N/A
(age 59)                                                  been Chair of the Finance
c/o Hartford HLS Funds                                    Department at the
P.O. Box 2999                                             University of Maryland,
Hartford, CT 06104-2999                                   Robert H. Smith School of
                                                          Business, where he has been
                                                          the William E. Mayer Chair
                                                          Professor of Finance since 1990.
                                                          Previously, he was a
                                                          chaired professor of
                                                          finance at the University
                                                          of Wisconsin-Madison. In
                                                          addition, Dr. Senbet
                                                          previously served as an
                                                          independent Director of the
                                                          Fortis Funds from March
                                                          2000 until July 2002. Dr.
                                                          Senbet is also a Director
                                                          of Hartford Series Fund,
                                                          Inc., The Hartford Mutual
                                                          Funds, Inc., The Hartford
                                                          Mutual Funds II, Inc. and
                                                          The Hartford Income Shares
                                                          Fund, Inc.


*Term of Office: Each director may serve until his or her successor is elected and qualifies.


** Ms. Jaffee is a consultant for a controlling shareholder of Institutional Shareholder Services, Inc., an unaffiliated third party corporate governance research service company ("ISS"), and serves as a director of ISS and as a member of the Executive Committee of ISS' Board of Directors. From time to time, ISS may provide in-depth analyses of shareholder meeting agendas, vote recommendations, record-keeping or vote disclosure services to certain of the sub-advisers.

OFFICERS AND INTERESTED DIRECTORS


                                                                                          NUMBER OF
                                              TERM OF                                   PORTFOLIOS IN
                                POSITION    OFFICE* AND                                      FUND          OTHER
                               HELD WITH     LENGTH OF                                     COMPLEX      DIRECTORSHIPS
                                  THE          TIME          PRINCIPAL OCCUPATION(S)     OVERSEEN BY       HELD BY
   NAME, AGE AND ADDRESS        COMPANY       SERVED           DURING PAST 5 YEARS         DIRECTOR       DIRECTOR
----------------------------------------------------------------------------------------------------------------------
THOMAS M. MARRA**            Director      Since 2002     Mr. Marra is President and         85        Mr. Marra is
(age 47)                                                  Chief Operating Officer of                   a member of
c/o Hartford HLS Funds                                    Hartford Life, Inc. He is                    the Board of
P.O. Box 2999                                             also a member of the Board                   Directors of
Hartford, CT 06104-2999                                   of Directors and a member                    The Hartford.
                                                          of the Office of the
                                                          Chairman for The Hartford
                                                          Financial Services Group,
                                                          Inc. ("The Hartford"), the
                                                          parent company of Hartford
                                                          Life. Mr. Marra was named
                                                          President of Hartford Life
                                                          in 2001 and COO in 2000,
                                                          and served as Director of
                                                          Hartford Life's Investment
                                                          Products Division from 1998
                                                          to 2000. Mr. Marra is
                                                          also a Managing Member and
                                                          President of Hartford
                                                          Investment Financial
                                                          Services, LLC ("HIFSCO")
                                                          and HL Investment Advisors,
                                                          LLC ("HL Advisors"). Mr.
                                                          Marra served as Chairman of
                                                          the Board of the Company
                                                          from 2002 to 2004. He
                                                          currently also serves as a
                                                          Director of Hartford Series
                                                          Fund, Inc., The Hartford
                                                          Mutual Funds, Inc., The
                                                          Hartford Mutual Funds II,
                                                          Inc. and The Hartford
                                                          Income Shares Fund, Inc.
                                                          and served as Chairman of
                                                          the Board of these
                                                          companies from 2002 to 2004.

                                                                                          NUMBER OF
                                              TERM OF                                   PORTFOLIOS IN
                                POSITION    OFFICE* AND                                      FUND          OTHER
                               HELD WITH     LENGTH OF                                     COMPLEX      DIRECTORSHIPS
                                  THE          TIME          PRINCIPAL OCCUPATION(S)     OVERSEEN BY       HELD BY
   NAME, AGE AND ADDRESS        COMPANY       SERVED           DURING PAST 5 YEARS         DIRECTOR       DIRECTOR
----------------------------------------------------------------------------------------------------------------------
LOWNDES A. SMITH**           Director      Since 2002     Mr. Smith served as Vice           85        Mr. Smith is
(age 66)                                                  Chairman of The Hartford                     a Director of
c/o Hartford HLS Funds                                    from February 1997 to                        White
P.O. Box 2999                                             January 2002, as President                   Mountains
Hartford, CT 06104-2999                                   and Chief Executive Officer                  Insurance
                                                          of Hartford Life, Inc. from                  Group, Ltd.
                                                          February 1997 to January
                                                          2002, and as President and
                                                          Chief Operating Officer of
                                                          The Hartford Life Insurance
                                                          Companies from January 1989
                                                          to January 2002. Mr. Smith
                                                          is also a Director of
                                                          Hartford Series Fund, Inc.,
                                                          The Hartford Mutual Funds,
                                                          Inc., The Hartford Mutual
                                                          Funds II, Inc. and The
                                                          Hartford Income Shares
                                                          Fund, Inc.

DAVID M. ZNAMIEROWSKI        President     Since 2001(1)  Mr. Znamierowski currently         84             N/A
(age 45)                     and Chief                    serves as President of
c/o Hartford HLS Funds       Executive                    Hartford Investment
P.O. Box 2999                Officer                      Management Company
Hartford, CT 06104-2999                                   ("Hartford Investment
                                                          Management"), Executive
                                                          Vice President and Chief
                                                          Investment Officer for The
                                                          Hartford, Hartford Life,
                                                          Inc., and Hartford Life
                                                          Insurance Company. Mr.
                                                          Znamierowski is also a
                                                          Managing Member, Executive
                                                          Vice President and Chief
                                                          Investment Officer of
                                                          HIFSCO and HL Advisors. In
                                                          addition, Mr. Znamierowski
                                                          serves as a Director of
                                                          Hartford Series Fund, Inc.,
                                                          The Hartford Mutual Funds,
                                                          Inc. and The Hartford
                                                          Mutual Funds II, Inc., and
                                                          as President and Chief
                                                          Executive Officer of
                                                          Hartford Series Fund, Inc.,
                                                          The Hartford Mutual Funds,
                                                          Inc., The Hartford Mutual
                                                          Funds II, Inc. and The
                                                          Hartford Income Shares
                                                          Fund, Inc.

                                                                                          NUMBER OF
                                              TERM OF                                   PORTFOLIOS IN
                                POSITION    OFFICE* AND                                      FUND          OTHER
                               HELD WITH     LENGTH OF                                     COMPLEX      DIRECTORSHIPS
                                  THE          TIME          PRINCIPAL OCCUPATION(S)     OVERSEEN BY       HELD BY
   NAME, AGE AND ADDRESS        COMPANY       SERVED           DURING PAST 5 YEARS         DIRECTOR       DIRECTOR
----------------------------------------------------------------------------------------------------------------------
ROBERT M. ARENA              Vice          Since 2006                                        N/A            N/A
(age   )                     President
c/o Hartford HLS Funds
P.O. Box 2999
Hartford, CT 06104-2999

TAMARA L. FAGELY             Vice          Since 1993     Ms. Fagely has been Vice           N/A            N/A
(age 47)                     President,                   President of HASCO since
500 Bielenberg Drive         Controller                   1998. Currently, Ms.
Woodbury, MN                 and                          Fagely is a Vice President
55125                        Treasurer                    of Hartford Life. She
                                                          served as Assistant Vice
                                                          President of Hartford Life
                                                          from December 2001 through
                                                          March 2005. In addition,
                                                          Ms. Fagely is Controller of
                                                          HIFSCO and Vice President,
                                                          Controller and Treasurer of
                                                          Hartford Series Fund, Inc.,
                                                          The Hartford Mutual Funds,
                                                          Inc., The Hartford Mutual
                                                          Funds II, Inc. and The
                                                          Hartford Income Shares
                                                          Fund, Inc.

GEORGE R. JAY                Vice          Since 2001     Mr. Jay serves as                  N/A            N/A
(age 54)                     President                    Assistant Vice President of
c/o Hartford HLS Funds       and Chief                    Hartford Life Insurance
P.O. Box 2999                Compliance                   Company. He also serves as
Hartford, CT 06104-2999      Officer                      Chief Broker/Dealer
                                                          Compliance Officer for
                                                          HISFCO and Vice President
                                                          and Chief Compliance
                                                          Officer of Hartford Series
                                                          Fund, Inc., The Hartford
                                                          Mutual Funds, Inc., The
                                                          Hartford Mutual Funds II,
                                                          Inc. and The Hartford
                                                          Income Shares Fund, Inc.

                                                                                          NUMBER OF
                                              TERM OF                                   PORTFOLIOS IN
                                POSITION    OFFICE* AND                                      FUND          OTHER
                               HELD WITH     LENGTH OF                                     COMPLEX      DIRECTORSHIPS
                                  THE          TIME          PRINCIPAL OCCUPATION(S)     OVERSEEN BY       HELD BY
   NAME, AGE AND ADDRESS        COMPANY       SERVED           DURING PAST 5 YEARS         DIRECTOR       DIRECTOR
----------------------------------------------------------------------------------------------------------------------
VERNON J. MEYER              Vice          Since 2006                                        N/A            N/A
(age   )                     President
c/o Hartford HLS Funds
P.O. Box 2999
Hartford, CT 06104-2999

EDWARD P. MACDONALD          Vice          Since 2005     Mr. Macdonald serves as            N/A            N/A
(age 38)                     President                    Assistant General Counsel
c/o Hartford HLS Funds       and                          of The Hartford.
P.O. Box 2999                Secretary                    Additionally, Mr. Macdonald
Hartford, CT 06104-2999                                   serves as Vice President
                                                          and Secretary for Hartford
                                                          Series Fund, Inc., The
                                                          Hartford Mutual Funds,
                                                          Inc., The Hartford Mutual
                                                          Funds II, Inc. and The
                                                          Hartford Income Shares
                                                          Fund, Inc. Prior to joining
                                                          The Hartford in 2005, Mr.
                                                          Macdonald was Chief Counsel
                                                          Investment Management for
                                                          Prudential Financial
                                                          (formerly American Skandia
                                                          Investment Services, Inc.).
                                                          He joined Prudential in
                                                          April 1999.

                                                                                          NUMBER OF
                                              TERM OF                                   PORTFOLIOS IN
                                POSITION    OFFICE* AND                                      FUND          OTHER
                               HELD WITH     LENGTH OF                                     COMPLEX      DIRECTORSHIPS
                                  THE          TIME          PRINCIPAL OCCUPATION(S)     OVERSEEN BY       HELD BY
   NAME, AGE AND ADDRESS        COMPANY       SERVED           DURING PAST 5 YEARS         DIRECTOR       DIRECTOR
----------------------------------------------------------------------------------------------------------------------
DENISE A. SETTIMI            Vice          Since 2005     Ms. Settimi currently              N/A            N/A
(age 45)                     President                    serves as Operations
c/o Hartford HLS Funds                                    Officer of HASCO.
500 Bielenberg Drive                                      Previously, Ms. Settimi was
Woodbury, MN                                              with American Express
55125                                                     Financial Advisors, where
                                                          she was Director of
                                                          Retirement Plan Services
                                                          from 1997 to 2003. In
                                                          addition, Ms. Settimi is a
                                                          Vice President of Hartford
                                                          Series Fund, Inc., The
                                                          Hartford Mutual Funds,
                                                          Inc., The Hartford Mutual
                                                          Funds II, Inc. and The
                                                          Hartford Income Shares
                                                          Fund, Inc.

JOHN C. WALTERS              Vice          Since 2001(1)  Mr. Walters serves as              N/A            N/A
(age 44)                     President                    Executive Vice President
c/o Hartford HLS Funds                                    and Director of the
P.O. Box 2999                                             Investment Products
Hartford, CT 06104-2999                                   Division of Hartford Life
                                                          Insurance Company. Mr.
                                                          Walters is also a Managing
                                                          Member and Executive Vice
                                                          President of HIFSCO and HL
                                                          Advisors. In addition, Mr.
                                                          Walters is Vice President
                                                          of Hartford Series Fund,
                                                          Inc., The Hartford Mutual
                                                          Funds, Inc., The Hartford
                                                          Mutual Funds II, Inc. and
                                                          The Hartford Income Shares
                                                          Fund, Inc. Previously, Mr.
                                                          Walters was with First
                                                          Union Securities.


*Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

**"Interested person," as defined in the 1940 Act, of the Company because of the person's affiliation with, or equity ownership of, HL Advisors, Hartford Investment Management or affiliated companies.

(1)Mr. Znamierowski has served as President of the Company from 2001 to date and as Chief Executive Officer of the Company from 2005 to date, with the exception of February 1, 2005 to March 27, 2005, when Mr. Walters served in those capacities.

     All directors and officers of Hartford HLS Series Fund II, Inc., except for David Znamierowski, are also directors and officers of four other registered investment companies in the fund complex, which is comprised of those investment companies for which HIFSCO or HL Advisors serves as investment adviser. In addition to being an officer of Hartford HLS Series Fund II, Inc., Mr. Znamierowski is also a director of three other registered investment companies in the fund complex and an officer of four other registered investment companies in the fund complex.

     STANDING COMMITTEES. The board of directors of the Company has established an Audit Committee, a Compliance Committee, an Investment Committee, a Litigation Committee and a Nominating Committee.

     The Audit Committee currently consists of the following non-interested directors: Robert M. Gavin, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson. The Audit Committee (i) oversee the HLS Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers, (ii) assists the board of directors in its oversight of the qualifications, independence and performance of the HLS Funds' independent registered public accounting firm; the quality, objectivity and integrity of the HLS Funds' financial statements and the independent audit thereof; and the performance of the HLS Fund's internal audit function, and (iii) acts as a liaison between the HLS Funds' independent registered public accounting firm and the respective full board. The HLS Funds independent registered accounting firm shall report directly to the Audit Committee. The Audit Committee regularly reports to the board of directors.

     The Compliance Committee currently consists of Robert M. Gavin, Sandra S. Jaffee, William P. Johnston, Thomas M. Marra and Phillip O. Peterson. The Compliance Committee assists the board in its oversight of the implementation by the HLS Funds of policies and procedures that are reasonably designed to prevent the HLS Funds from violating the Federal Securities Laws.

     The Investment Committee currently consists of Lynn S. Birdsong, Duane E. Hill, Lemma W. Senbet, Lowndes A. Smith and David M. Znamierowski. The Investment Committee, which was established on February 1, 2005, assists the board in its oversight of the HLS Funds' investment performance and related matters.

     The Litigation Committee consists of the following non-interested directors: Lynn S. Birdsong, Duane E. Hill and Sandra S. Jaffee. The Litigation Committee, which was established on April 26, 2004, manages any legal actions that are brought by, on behalf of or against the HLS Funds, its board and/or its non-interested directors.

     The Nominating Committee currently consists of all non-interested directors: Lynn S. Birdsong, Robert M. Gavin, Duane E. Hill, Sandra S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma Senbet. The Nominating Committee screens and selects candidates to the board of directors. The Nominating Committee will consider nominees recommended by shareholders for non-interested director positions if a vacancy among the non-interested directors occurs and if the nominee meets the Committee's criteria.

     During the fiscal year ended December 31, 2005, the above referenced committees of Hartford HLS Series Fund II, Inc. met the following number of times: Audit Committee - six times, Compliance Committee - one time, Investment Committee - five times, Litigation Committee - three times and Nominating Committee - three times.

     The following table discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2005 (i) in each HLS Fund and (ii) on an aggregate basis in any registered investment company overseen by the director within the same family of investment companies.

NON-INTERESTED DIRECTORS

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL REGISTERED
                                                                                   INVESTMENT COMPANIES OVERSEEN
                                         DOLLAR RANGE OF EQUITY SECURITIES            BY DIRECTOR IN FAMILY OF
           NAME OF DIRECTOR                         IN THE FUND                         INVESTMENT COMPANIES
Lynn S. Birdsong

Dr. Robert M. Gavin

Duane E. Hill

Sandra S. Jaffee

William P. Johnston

Phillip O. Peterson

Lemma W. Senbet


INTERESTED DIRECTORS


                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL REGISTERED
                                                                                   INVESTMENT COMPANIES OVERSEEN
                                         DOLLAR RANGE OF EQUITY SECURITIES            BY DIRECTOR IN FAMILY OF
           NAME OF DIRECTOR                         IN THE FUND                         INVESTMENT COMPANIES
Thomas M. Marra

Lowndes A. Smith

David M. Znamierowski



     COMPENSATION OF OFFICERS AND DIRECTORS The Company does not pay salaries or compensation to any officer or director who is employed by The Hartford. The chart below sets forth the compensation paid by the Company to the following directors for the fiscal year ended December 31, 2005 and certain other information.



                                                                                               TOTAL COMPENSATION
                                      AGGREGATE           PENSION OR                              FROM THE HLS
                                     COMPENSATION    RETIREMENT BENEFITS   ESTIMATED ANNUAL      FUNDS AND FUND
                                       FROM THE       ACCRUED AS PART OF    BENEFITS UPON        COMPLEX PAID TO
     NAME OF PERSON, POSITION          COMPANY           FUND EXPENSES         RETIREMENT          DIRECTORS*
--------------------------------------------------------------------------------------------------------------------
Lynn S. Birdsong, Director

Dr. Robert M. Gavin, Director

                                                                                               TOTAL COMPENSATION
                                      AGGREGATE           PENSION OR                              FROM THE HLS
                                     COMPENSATION    RETIREMENT BENEFITS   ESTIMATED ANNUAL      FUNDS AND FUND
                                       FROM THE       ACCRUED AS PART OF    BENEFITS UPON        COMPLEX PAID TO
     NAME OF PERSON, POSITION          COMPANY           FUND EXPENSES         RETIREMENT          DIRECTORS*
--------------------------------------------------------------------------------------------------------------------
Duane E. Hill, Director

Sandra S. Jaffee, Director(1)

William P.Johnston, Director(2)

Phillip O. Peterson, Director

Millard H. Pryor, Jr., Director(3)     $ 4,672              --                   --                $ 122,750

Lemma W. Senbet, Director(4)

Lowndes A. Smith, Director



*As of December 31, 2005, five registered investment companies in the fund complex paid compensation to the directors.

(1) Appointed a director of Hartford HLS Series Fund II, Inc. on February 1, 2005, and subsequently elected a director of the Company on September 7, 2005.
(2) Elected a director of the Company on September 7, 2005.
(3) Deceased March 1, 2005.
(4) Appointed a director of the Company on September 13, 2005.

     [As of March 31, 2006, the officers and directors as a group beneficially owned less than 1% of the outstanding shares of each HLS Fund.]


     The Company's Articles of Incorporation provide that the Company to the full extent permitted by Maryland law and the federal securities laws shall indemnify the directors and officers of the Company. The Articles of Incorporation do not authorize the Company to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

                       INVESTMENT MANAGEMENT ARRANGEMENTS

     The Company, on behalf of each HLS Fund, has entered into an investment management agreement with HL Investment Advisors, LLC ("HL Advisors"). The investment management agreement provides that HL Advisors, subject to the supervision and approval of the Company's board of directors, is responsible for the management of each HLS Fund. HL Advisors is responsible for investment management supervision of all HLS Funds. The investment management agreement does not require HL Advisors to bear the costs of the HLS Funds' transfer agent, registrar, and dividend disbursing agent. In addition, Hartford Life provides administrative services to the HLS Funds including personnel, services, equipment and facilities and office space for proper operation of the HLS Funds. Administrative services provided by Hartford Life to the HLS Funds are covered by the management fee paid by each HLS Fund to HL Advisors under the applicable investment management agreement. Although

Hartford Life, or its affiliates, have agreed to arrange for the provision of additional services necessary for the proper operation of the HLS Funds, each HLS Fund pays for these services directly.


     HL Advisors has entered into sub-advisory agreements with the sub-advisers of each HLS Fund. Under the sub-advisory agreements, subject to the general supervision of the board of directors and HL Advisors, the sub-adviser is responsible for (among other things) the day-to-day investment and reinvestment of the assets of such HLS Funds and furnishing each such HLS Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each HLS Fund. Janus Capital Management LLC ("Janus") has entered into an agreement with Perkins, Wolf, McDonnell and Company, LLC ("Perkins") to provide the day-to-day investment management for the SmallCap Value HLS Fund.

     The Company has received an exemptive order from the Securities and Exchange Commission under which it uses a "Manager of Managers" structure. HL Advisors has responsibility, subject to oversight by the Company's board of directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HL Advisors to appoint new sub-advisers, not affiliated with HL Advisors, with approval by the board of directors and without obtaining approval from those shareholders/contract holders that participate in the applicable Fund. Within 90 days after hiring any new sub-adviser, affected shareholders/contract holders will receive information about the new sub-advisory relationship.


     The specific conditions of the exemptive order are as follows:

1. Before the Company may rely on the exemptive order, the operation of the Company under a Manager of Managers structure must be approved by a majority of the outstanding voting securities. This approval was received in a shareholder meeting held August 12, 1999.


2. The Funds must disclose in their prospectuses the existence, substance and effect of the exemptive order. In addition, the Funds must hold themselves out to the public as employing the Manager of Managers structure. The prospectus will prominently disclose that HL Advisors has ultimate responsibility (subject to oversight by the board of directors) to oversee the sub-advisers and recommend their hiring, termination and replacement.

3. Within ninety (90) days of the hiring of any new sub-adviser, the shareholders/contract holders participating in the relevant HLS Fund will be furnished all information about the new sub-adviser that would be included in a proxy statement, except as modified by the order to permit aggregate fee disclosure. This information will include aggregate fee disclosure and any change in such disclosure caused by the addition of a new sub-adviser. HL Advisors will meet this condition by providing shareholders/contract holders with an information statement meeting the requirements of Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as modified by the order to permit aggregate fee disclosure.

4. HL Advisors will not enter into a sub-advisory agreement with any affiliated sub-adviser without that sub-advisory agreement, including the compensation to be paid thereunder, being approved by shareholders/contract holders.


5. At all times, a majority of the board of directors of the Company will be directors who are not "interested persons," as that term is defined in
     Section 2(a)(19) of the 1940 Act, of the Company ("Independent Directors"), and the nomination of new or additional Independent Directors will be at the discretion of the then-existing Independent Directors.


6. When a sub-adviser change is proposed for an HLS Fund with an affiliated sub-adviser, the board of directors, including a majority of the Independent Directors, will make a separate finding, reflected in the board of directors' minutes, that the change is in the best interests of the HLS Fund and the shareholders/contract holders participating in that HLS Fund and does not involve a conflict of interest from which HL Advisors or the affiliated sub-adviser derives an inappropriate advantage.

7. HL Advisors will provide general management services to the Company and the HLS Funds, including overall supervisory responsibility for the general management and investment of each HLS Fund's securities portfolio, and, subject to review and approval by the board of directors, will: (a) set each HLS Fund's overall investment strategies; (b) evaluate, select and recommend sub-advisers to manage all or a part of an HLS Fund's assets; (c) allocate and, when appropriate, reallocate an HLS Fund's assets among multiple sub-advisers; (d) monitor and evaluate the investment performance of sub-advisers; and (e) implement procedures reasonably designed to ensure that the sub-advisers comply with the relevant HLS Fund's investment objective, policies and restrictions.

8. No director or officer of the Company or directors or officers of HL Advisors will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in any sub-adviser except for (i) ownership of interests in HL Advisors or any entity that controls, is controlled by or is under common control with HL Advisors; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a sub-adviser or any entity that controls, is controlled by or is under common control with a sub-adviser.


9. The Company will include in its registration statement the aggregate fee disclosure.

10. Independent counsel knowledgeable about the 1940 Act and the duties of Independent Directors will be engaged to represent the Independent Directors of the HLS Fund. The selection of such counsel will be within the discretion of the then-existing Independent Directors.

11. HL Advisors will provide the board of directors, no less often than quarterly, with information about HL Advisors' profitability on a per-Fund basis. Such information will reflect the impact on profitability of the hiring or termination of any sub-adviser during the applicable quarter.


12. When a sub-adviser is hired or terminated, HL Advisors will provide the board of directors with information showing the expected impact on HL Advisors' profitability.


     As provided by the investment management agreement, each HLS Fund pays a monthly management fee to HL Advisors (which covers, in addition to investment management services, certain administrative services, which are provided by Hartford Life). These fees are accrued daily and paid monthly, at an annual rate stated as a percentage of the respective HLS Fund's average daily net asset value as follows:

INVESTMENT MANAGEMENT FEES

BLUE CHIP STOCK HLS FUND


AVERAGE DAILY NET ASSETS                                  ANNUAL RATE
------------------------                                  -----------
First $100 million                                             0.900%
Amount over $100 million                                       0.850%


CAPITAL OPPORTUNITIES HLS FUND


AVERAGE DAILY NET ASSETS                                  ANNUAL RATE
------------------------                                  -----------
First $200 million                                             0.900%
Next $300 million                                              0.850%
Amount over $500 million                                       0.800%

INTERNATIONAL STOCK HLS FUND


AVERAGE DAILY NET ASSETS                                  ANNUAL RATE
------------------------                                  -----------
First $100 million                                             0.850%
Amount over $100 million                                       0.800%


LARGECAP GROWTH HLS FUND


AVERAGE DAILY NET ASSETS                                  ANNUAL RATE
------------------------                                  -----------
First $100 million                                             0.900%
Next $100 million                                              0.850%
Amount over $200 million                                       0.800%


MIDCAP STOCK HLS FUND


AVERAGE DAILY NET ASSETS                                  ANNUAL RATE
------------------------                                  -----------
First $100 million                                             0.900%
Next $150 million                                              0.850%
Amount over $250 million                                       0.800%


SMALLCAP VALUE HLS FUND


AVERAGE DAILY NET ASSETS                                  ANNUAL RATE
------------------------                                  -----------
First $50 million                                              0.900%
Amount over $50 million                                        0.850%



     HL Advisors, not any HLS Fund, pays the sub-advisory fees to the sub-advisers. The sub-advisory fee rates are as follows:


SUB-ADVISORY FEES


FUND                                             SUB-ADVISER        AVERAGE DAILY NET ASSETS               ANNUAL RATE
----                                             -----------        ------------------------               -----------
Blue Chip Stock HLS Fund                        T. Rowe Price       First $50 million                        0.500%
                                                                    Amount over $50 million                  0.400%

Capital Opportunities HLS Fund and             Holland Capital      First $100 million                       0.400%
LargeCap Growth HLS Fund                                            Next $100 million                        0.300%
                                                                    Next $300 million                        0.250%
                                                                    Next $500 million                        0.200%
                                                                    Amount over $1 billion                   0.150%

International Stock HLS Fund                        Lazard          First $100 million                       0.450%
                                                                    Amount over $100 million                 0.375%

MidCap Stock HLS Fund                          Northern Capital     First $50 million                        0.400%
                                                                    Next $100 million                        0.300%
                                                                    Next $350 million                        0.250%
                                                                    Amount over $500 million                 0.200%

SmallCap Value HLS Fund                             Janus           First $50 million                        0.500%
                                                                    Amount over $50 million                  0.450%

     For the SmallCap Value HLS Fund, Janus pays Perkins an amount equal to .25 of 1% of the Fund's first $50 million of average daily net assets and .225 of 1% of the Fund's net assets in excess of $50 million.

     The HLS Funds paid the following management fees to HL Advisors for the periods shown:


HLS FUND NAME                                                    2005            2004                2003
-------------                                                    ----            ----                ----
Blue Chip Stock HLS Fund(1)                                                   $ 1,534,431         $ 1,446,123
Capital Opportunities HLS Fund(2)                                             $   143,119         $   157,546
International Stock HLS Fund                                                  $   782,340         $   704,438
LargeCap Growth HLS Fund(3)                                                   $   529,071         $   487,178
MidCap Stock HLS Fund(2)                                                      $   510,361         $   425,147
SmallCap Value HLS Fund                                                       $   940,149         $   784,701



     (1) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2006. While such waiver is in effect, the management fee is 0.78%.

     (2) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2006. While such waiver is in effect, the management fee is 0.70%.

     (3) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2006. While such waiver is in effect, the management fee is 0.80%.

     For the last three fiscal years, HL Advisors paid aggregate sub-advisory fees to the sub-advisers as follows:



HLS FUND NAME                                                   2005                2004                2003
-------------                                                   ----                ----                ----
Blue Chip Stock HLS Fund                                                      $   748,685         $   706,999
Capital Opportunities HLS Fund                                                $    69,512         $    87,525
International Stock HLS Fund                                                  $   414,180         $   372,938
LargeCap Growth HLS Fund                                                      $   235,062         $   270,020*
MidCap Stock HLS Fund                                                         $   267,232**       $   236,193
SmallCap Value HLS Fund                                                       $   509,491         $   427,194



     * Includes sub-advisory fees of $5,706 for the period December 22, 2003 through December 31, 2003 when Holland Capital became the sub-adviser for LargeCap Growth HLS Fund. From the amount listed above, sub-advisory fees in the amount of $264,314 were paid to LargeCap Growth HLS Fund's previous sub-adviser for the period January 1, 2003 through December 19, 2003.

     ** Includes sub-advisory fees of $55,746 for the period October 1, 2004 through December 31, 2004 when Northern Capital became the sub-adviser for MidCap Stock HLS Fund. From the amount listed above, sub-advisory fees in the amount of $211,486 were paid to MidCap Stock HLS Fund's previous sub-adviser for the period January 1, 2004 through September 30, 2004.

     Pursuant to the investment management agreement and investment sub-advisory agreements, neither HL Advisors nor the sub-advisers are liable to the HLS Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the HLS Funds in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence (willful misfeasance, bad faith or negligence in the case of International Stock HLS Fund and LargeCap Growth HLS Fund) on the part of the sub-advisers in the performance of their duties or, with the exception of Janus, from their reckless disregard of the obligations and duties under the applicable agreement.

     HL Advisors, whose principal business address is at 200 Hopmeadow Street, Simsbury, Connecticut 06089, was organized in 1981. As of December 31, 2005, HL Advisors had over $61.0 billion in assets under management.

     Hartford Life, an affiliate of HL Advisors, provides fund accounting services to the HLS Funds, including, but not limited to, daily pricing of portfolio securities; computation of the net asset value and the net income of the HLS Funds in accordance with the HLS Funds' prospectuses and statement of additional information; calculation of dividend and capital gain distributions, if any; calculation of yields on all applicable HLS Funds and all classes thereof; preparation of various reports; and such other similar services with respect to an HLS Fund as may be reasonably requested by the HLS Funds.

     With respect to the HLS Funds, Hartford Life provides such fund accounting services pursuant to a fund accounting agreement by and between Hartford HLS Series Fund II, Inc., on behalf of the HLS Funds, Hartford Life and HL Advisors dated May 1, 2002. For the last three fiscal years, no reimbursement or compensation was paid to Hartford Life pursuant to the fund accounting agreement.

     HL Advisors, and its affiliates, may make payments from time to time from their own resources, which may include the management fees paid by the HLS Funds, to compensate broker dealers, financial institutions, and other persons for providing distribution assistance and administrative services and to otherwise indirectly promote the sale of shares of the HLS Funds by promoting the sale of variable contracts including paying for the preparation, printing and distribution of prospectuses and sales literature or other promotional activities.

     The Company, Hartford Securities Distribution Company, Inc. and HL Advisors have each adopted a Code of Ethics designed to protect the interests of each HLS Fund's shareholders. Under each Code of Ethics, investment personnel are permitted to trade securities for their own account, including securities that may be purchased or held by an HLS Fund, subject to a number of restrictions. Each Code of Ethics has been filed with the SEC and may be viewed by the public.

                               PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED BY T. ROWE PRICE ASSOCIATES, INC.

     The following table lists the number and types of other accounts managed by the T. Rowe Price portfolio manager and assets under management in those accounts as of December 31, 2005:



                  REGISTERED
                  INVESTMENT
 PORTFOLIO          COMPANY                            POOLED         ASSETS        OTHER            ASSETS
  MANAGER          ACCOUNTS       ASSETS MANAGED      ACCOUNTS        MANAGED     ACCOUNTS           MANAGED
  -------          --------       --------------      --------        -------     --------           -------
Larry Puglia          12         $ 14,102,198,014        2         $ 339,615,690       12        $ 1,184,539,686



CONFLICTS OF INTEREST BETWEEN THE HLS FUND SUB-ADVISED BY T. ROWE PRICE AND OTHER ACCOUNTS

     The following information relates to the period ended December 31, 2005.


     T. Rowe Price is not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of Blue Chip Stock HLS Fund's investments and the investments of the other accounts included above.
T. Rowe Rice has adopted brokerage and trade allocation policies and procedures which it believes adequately address any conflicts associated with managing multiple accounts for multiple clients. Generally, when the amount of securities available in a pubic offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the procedures require a pro-rata allocation based upon the relative sizes of the participating client portfolios or the relative sizes of the participating client orders, depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating client. Because a pro-rata allocation may not always adequately accommodate all facts and circumstances, the procedures provide for exceptions to allocate trades on an adjusted basis. For example, adjustments may be made: (i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimus positions; (iii) to give priority to accounts with specialized investment policies and objectives; and (iv) to reallocate in light of a participating portfolio's characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure). Also, with respect to private placement transactions, conditions imposed by the issuer may limit availability of allocations to a fund. Further information on T. Rowe Price's trade allocation guidelines may be found in its Form ADV.

COMPENSATION OF T. ROWE PRICE PORTFOLIO MANAGERS


     The following information relates to the period ended December 31, 2005.


     Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

     Investment performance over one-, three-, five-, and 10-year periods is the most important input. T. Rowe Price evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (EX. S&P 500) and an applicable Lipper index (EX. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Senior investment professionals and certain members of T. Rowe Price's senior management conduct annual performance reviews prior to making individual compensation decisions. Specifically, investment performance for Blue Chip Stock HLS Fund's portfolio manager is evaluated on a pre-tax basis over the prior 1, 2, 3, 4, and 5 years against the S&P 500 Stock Index, the Russell 1000 Growth Index, and the Lipper Large Growth Universe.

     Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long-term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

     Contribution to T. Rowe Price's overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring younger analysts, and being good corporate citizens are important components of long-term success and are highly valued.

     All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits. This compensation structure is used for all portfolios managed by the portfolio manager.


EQUITY SECURITIES BENEFICIALLY OWNED BY THE T. ROWE PRICE PORTFOLIO MANAGER

     The dollar range of equity securities beneficially owned by the T. Rowe Price portfolio manager in Blue Chip Stock HLS Fund are as follows for the fiscal year ended December 31, 2005:


                                DOLLAR RANGE OF EQUITY SECURITIES
PORTFOLIO MANAGER               BENEFICIALLY OWNED
-----------------               ------------------
Larry Puglia                    None

OTHER ACCOUNTS MANAGED BY HOLLAND CAPITAL MANAGEMENT, L.P.

     The following table lists the number and types of other accounts managed by the Holland Capital portfolio managers and assets under management in those accounts as of December 31, 2005:



                         REGISTERED
                         INVESTMENT
                           COMPANY           ASSETS         POOLED       ASSETS         OTHER       ASSETS
PORTFOLIO MANAGER         ACCOUNTS           MANAGED       ACCOUNTS      MANAGED       ACCOUNTS     MANAGED
-----------------         --------           -------       --------      -------       --------     -------
Louis A. Holland(1)

Monica Walker(1)



(1) [In addition to the registered investment company account listed in the table above, these portfolio managers are managers of more than one HLS Fund, Capital Opportunities HLS Fund and LargeCap Growth HLS Fund. As of December 31, 2005, total assets under management in these HLS Funds were $ and [$, respectively.

(2) The advisory fee for two of these other accounts is based upon performance. Assets under management in those accounts total $


CONFLICTS OF INTEREST BETWEEN THE HLS FUNDS SUB-ADVISED BY HOLLAND CAPITAL AND OTHER ACCOUNTS


     The following information relates to the period ended December 31, 2005.


     Portfolio managers at Holland Capital manage portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, and foundations), commingled trust accounts, and other types of funds. Holland Capital manages its assets using the largecap growth equity strategy it has employed since the firm's inception, as well as a more recently adopted midcap growth equity strategy. Both of these investment strategies are used to manage Capital Opportunities HLS Fund and LargeCap Growth HLS Fund. However, the other funds and portfolios managed by Holland Capital's portfolio managers may have investment objectives, strategies and risk profiles that differ from those of the HLS Funds that the firm sub-advises. Portfolio managers make investment decisions for each portfolio, including Capital Opportunities HLS Fund and LargeCap Growth HLS Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio managers may purchase securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio, and visa versa. Holland Capital portfolio managers may make investment decisions that are similar to those made for the HLS Funds they sub-advise, which has the potential to adversely impact those HLS Funds depending on market conditions.

     Holland Capital's goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Holland Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Holland Capital monitors a variety of areas, including compliance with primary Holland Capital guidelines, the allocation of securities, and compliance with Holland Capital's Code of Ethics.

     Material conflicts of interest may arise when allocating and/or aggregating trades. Holland Capital may aggregate into a single trade order several individual contemporaneous client trade orders for a single security, absent specific client directions to the contrary. Holland Capital's trade allocation policy is described in its Form ADV. Holland Capital monitors block transactions to assure adherence to the trade allocation policy, and will inform its Chief Compliance Officer of any non-compliant transactions.

COMPENSATION OF HOLLAND CAPITAL PORTFOLIO MANAGERS


     The following information relates to the period ended December 31, 20045


     PORTFOLIO MANAGERS WHO ARE PARTNERS/OWNERS OF HOLLAND CAPITAL: The compensation package for portfolio managers who are partners/owners of the firm consists of two components: base pay and an annual incentive. The base pay is competitive with the marketplace and reflects a portfolio manager's contribution to Holland Capital's success as well as his or her contribution and participation as a partner/owner of the firm.

     Because the portfolio manager is also a partner/owner of Holland Capital, a portion of the portfolio manager's overall compensation may include annual cash bonuses dependent upon the overall performance of the firm, as determined by the firm's partners and as measured by pre-tax portfolio results relative to their respective benchmarks for the past year, increases in assets under management and increases in pre-tax income. The benchmarks used are the S&P 500 Index and the Russell 1000 Growth Index for the high quality growth equity product and the Lehman Aggregate Index and the Lehman Government/Credit Intermediate Index for the fixed income products. Portfolio managers who are partners/owners of the firm also receive partnership income based upon the overall financial performance of the firm commensurate with their limited partnership interest.

     PORTFOLIO MANAGERS (ANALYSTS) WHO ARE NOT PARTNERS/OWNERS OF HOLLAND
CAPITAL: The compensation package for portfolio managers who are not partners/owners of the firm and who also have analyst responsibilities consists of two components: base pay and an annual incentive. The base pay is competitive with the marketplace and reflects the contribution made as a portfolio manager and as an equity analyst to Holland Capital's success.

     Annual incentive cash compensation for a portfolio manager who also acts as an equity analyst is based upon the overall performance of Holland Capital, as determined by the firm's partners and as measured by pre-tax portfolio results relative to their respective benchmarks for the past year, increases in assets under management, and increases in pre-tax income. The benchmarks used are the S&P 500 Index and the Russell 1000 Growth Index for the high quality growth equity product and the Lehman Aggregate Index and the Lehman Government/Credit Intermediate Index for the fixed income products. A portion of the incentive compensation is related to the portfolio manager's responsibilities and evaluates the portfolio manager's contribution to the overall success of the equity portfolios for which that portfolio manager serves as an analyst, but is not directly tied to portfolio performance. Equity analysts' annual incentive compensation is based on the quality of research, the number of new ideas generated, performance of individual holdings relative to their respective sector, overall performance of the equity portfolio(s) and contribution to the team decision-making process. Qualitative factors considered for portfolio managers and for analysts include leadership, teamwork and overall contributions made during the year.


EQUITY SECURITIES BENEFICIALLY OWNED BY HOLLAND CAPITAL PORTFOLIO MANAGERS

     The dollar range of equity securities beneficially owned by the Holland Capital portfolio managers in the HLS Funds they sub-advise are as follows for the fiscal year ended December 31, 2005:



                                                                       DOLLAR RANGE OF EQUITY SECURITIES
PORTFOLIO MANAGER               HLS FUND(S) SUB-ADVISED                BENEFICIALLY OWNED
-----------------               -----------------------                ------------------
Louis A. Holland                Capital Opportunities HLS Fund
                                LargeCap Growth HLS Fund

Monica Walker                   Capital Opportunities HLS Fund
                                LargeCap Growth HLS Fund

OTHER ACCOUNTS MANAGED BY LAZARD ASSET MANAGEMENT LLC

     The following table lists the number and types of other accounts advised by the Lazard portfolio managers and assets under management in those accounts as of December 31, 2005:



                          REGISTERED
                          INVESTMENT
                           COMPANY         ASSETS        POOLED      ASSETS       OTHER
  PORTFOLIO MANAGER        ACCOUNTS        MANAGED      ACCOUNTS     MANAGED     ACCOUNTS    ASSETS MANAGED
  -----------------        --------        -------      --------     -------     --------    --------------
Michael A. Bennett

Gabrielle M. Boyle

Michael G. Fry

Michael Powers

John R. Reinsberg



CONFLICTS OF INTEREST BETWEEN THE HLS FUND SUB-ADVISED BY LAZARD AND OTHER ACCOUNTS

     The following information relates to the period ended December 31, 2005.


     TEAM MANAGEMENT AND MODEL PORTFOLIOS. Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm's best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

     MATERIAL CONFLICTS RELATED TO MANAGEMENT OF SIMILAR ACCOUNTS. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as International Stock HLS Fund ("Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that International Stock HLS Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (E.G., long and short positions in the same security, as described below). In addition, International Stock HLS Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

     Potential conflicts of interest may arise because of Lazard's management of International Stock HLS Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to International Stock HLS Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage International Stock HLS Fund. In addition,

Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in International Stock HLS Fund.

     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which International Stock HLS Fund invests, Lazard could be seen as harming the performance of International Stock HLS Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

COMPENSATION OF LAZARD PORTFOLIO MANAGERS


     The following information relates to the period ended December 31, 2005.


     Lazard's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of International Stock HLS Fund. Portfolio managers responsible for managing International Stock HLS Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.

     Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy such as leadership, teamwork and commitment.

     Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

     Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (in the case of International Stock HLS Fund, the MSCI EAFE Index) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

     Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for the company. The plan offers permanent equity in the company to a significant number of its professionals, including portfolio managers, as determined by the Board of Directors of Lazard, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

EQUITY SECURITIES BENEFICIALLY OWNED BY LAZARD PORTFOLIO MANAGERS


     The dollar range of equity securities beneficially owned by the Lazard portfolio managers in International Stock HLS Fund are as follows for the fiscal year ended December 31, 2005:



                                DOLLAR RANGE OF EQUITY SECURITIES
PORTFOLIO MANAGER               BENEFICIALLY OWNED
-----------------               ------------------
Michael A. Bennett

Gabrielle M. Boyle

Michael G. Fry

Michael Powers

John R. Reinsberg



OTHER ACCOUNTS MANAGED BY NORTHERN CAPITAL MANAGEMENT, LLC

     The following table lists the number and types of other accounts managed by the Northern Capital portfolio managers and assets under management in those accounts as of December 31, 2005:



                      REGISTERED
                      INVESTMENT
  PORTFOLIO             COMPANY        ASSETS        POOLED      ASSETS     OTHER         ASSETS
   MANAGER             ACCOUNTS        MANAGED      ACCOUNTS     MANAGED   ACCOUNTS       MANAGED
   -------             --------        -------      --------     -------   --------       -------
Daniel T. Murphy           2        $ 27,940,000        0          $ 0        314      $ 1,832,670,000

Brian A. Hellmer           2        $ 27,940,000        0          $ 0        314      $ 1,832,670,000



CONFLICTS OF INTEREST BETWEEN THE HLS FUND SUB-ADVISED BY NORTHERN CAPITAL AND OTHER ACCOUNTS

     The following information relates to the period ended December 31, 2005.


     Portfolio managers at Northern Capital manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, and foundations), and other types of funds. Such portfolios may have investment objectives, strategies and risk profiles that differ from those of MidCap Stock HLS Fund. Portfolio managers make investment decisions for each portfolio, including MidCap Stock HLS Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio managers may purchase securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio, and visa versa. A portfolio manager or other investment professional at Northern Capital may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of MidCap Stock HLS Fund, or make investment decisions that are similar to those made for MidCap Stock HLS Fund, both of which have the potential to adversely impact MidCap Stock HLS Fund depending on market conditions. In addition, some of these portfolios have fee structures that are or have the potential to be higher, in some cases significantly higher, than the fees paid by MidCap Stock HLS Fund to Northern Capital.

     Northern Capital's goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Northern Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Northern Capital monitors a variety of areas, including compliance with primary MidCap Stock HLS Fund guidelines, the allocation of securities, and compliance with Northern Capital's Code of Ethics. Furthermore, senior investment and business personnel at Northern Capital periodically review the performance of Northern Capital's portfolio managers. Although Northern Capital does not track the time a portfolio manager spends on a single portfolio, Northern Capital does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager's overall book of business.

     Material conflicts of interest may arise when allocating and/or aggregating trades. Northern Capital may aggregate into a single trade order several individual contemporaneous client trade orders for a single security, absent specific client directions to the contrary. It is the policy of Northern Capital that when a decision is made to aggregate transactions on behalf of more than one account (which may include MidCap Stock HLS Fund or other accounts over which it has discretionary authority), such transactions will be allocated to all participating client accounts in a fair and equitable manner in accordance with Northern Capital's trade allocation policy. This trade allocation policy is described in Northern Capital's Form ADV.

COMPENSATION OF NORTHERN CAPITAL PORTFOLIO MANAGERS


     The following information relates to the period ended December 31, 2005.


     Northern Capital's portfolio managers are generally responsible for multiple accounts with similar investment strategies. Portfolio managers are compensated on the year to year performance of the aggregate group of similar accounts rather than for a specific account.

     The compensation package for portfolio managers consists of three components, which are base pay, an annual incentive and equity ownership revenue shares. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager's contribution to Northern Capital's success.

     The annual incentive plan provides cash bonuses dependent on both Northern Capital's overall performance and individual contributions. Target bonuses for portfolio managers vary depending on the scope of accountability and experience level of the individual portfolio manager. Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.

     Equity ownership revenue provides compensation to portfolio managers with equity interests in two entities: Norcap Associates, LLC and MDF Partners, LLC. These entities are allocated a share of Northern Capital's revenue. The value of the equity ownership revenue share is determined by the portfolio manager's respective equity interest in each entity, the Northern Capital revenue allocable to each entity, and the revenue of Northern Capital.

     All portfolio managers are eligible to participate in Northern Capital's standard employee health and welfare programs, including retirement.


EQUITY SECURITIES BENEFICIALLY OWNED BY NORTHERN CAPITAL PORTFOLIO MANAGERS

     The dollar range of equity securities in MidCap Stock HLS Fund beneficially owned by the Northern Capital portfolio managers are as follows for the fiscal year ended December 31, 2005:



                                        DOLLAR RANGE OF EQUITY SECURITIES
PORTFOLIO MANAGER                       BENEFICIALLY OWNED
-----------------                       ------------------
Daniel T. Murphy                        $100,001-500,000

Brian Hellmer                           $50,001-100,000

OTHER ACCOUNTS MANAGED BY PERKINS, WOLF, MCDONNELL AND COMPANY, LLC


     The following table lists the number and types of other accounts managed by the Perkins portfolio managers and assets under management in those accounts as of December 31, 2004:



                          REGISTERED
                          INVESTMENT
                            COMPANY         ASSETS          POOLED        ASSETS        OTHER
PORTFOLIO MANAGER          ACCOUNTS         MANAGED         ACCOUNTS      MANAGED       ACCOUNTS      ASSETS MANAGED
-----------------          --------         -------         --------      -------       --------      --------------
Robert H. Perkins              8         $ 8,603,167,768         0           N/A            15         $ 1,446,889,479

Thomas H. Perkins              8         $ 8,603,167,768         0           N/A            15         $ 1,446,889,479

Todd Perkins                   3         $ 2,806,908,528         0           N/A             3         $   905,450,296



CONFLICTS OF INTEREST BETWEEN THE HLS FUND SUB-ADVISED BY PERKINS AND OTHER ACCOUNTS

     The following information relates to the period ended December 31, 2005.


     The SmallCap Value HLS Fund's portfolio managers may manage other funds and accounts with investment strategies similar to the SmallCap Value HLS Fund. The adviser may charge varying rates of advisory fees to these accounts and the portfolio managers may personally invest in some but not all of these accounts. Theoretically, these factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts or funds outperforming the SmallCap Value HLS Fund. A conflict could also arise if a portfolio manager were to identify a limited investment opportunity appropriate for more than one account (including the SmallCap Value HLS Fund), because the SmallCap Value HLS Fund might not be able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. These risks are mitigated, however, by the fact that accounts with similar investment strategies managed by the portfolio managers are generally managed in a similar fashion, with exceptions to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings transferred in-kind when an account is opened, differences in cash flows and account sizes of each account, and similar factors.


COMPENSATION OF PERKINS PORTFOLIO MANAGERS

     The following information relates to the period ended December 31, 2005.

     The portfolio managers who manage the SmallCap Value HLS Fund receive base pay in the form of a fixed annual salary paid by Perkins.

     In addition, the portfolio managers, as part owners of Perkins, also receive compensation by virtue of their ownership interests in the firm. Portfolio managers are also entitled to participate in such life insurance, medical, profit sharing and other programs as may be made generally available from time to time by Perkins for the benefit of its employees generally.

EQUITY SECURITIES BENEFICIALLY OWNED BY PERKINS PORTFOLIO MANAGERS


     The dollar range of equity securities in SmallCap Value HLS Fund beneficially owned by the Perkins portfolio managers are as follows for the fiscal year ended December 31, 2005:



                                        DOLLAR RANGE OF EQUITY SECURITIES
PORTFOLIO MANAGER                       BENEFICIALLY OWNED
-----------------                       ------------------
Robert H. Perkins                       None

Thomas H. Perkins                       None

Todd Perkins                            None


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to any policy established by the board of directors and HL Advisors, the sub-advisers are primarily responsible for the investment decisions of each applicable HLS Fund and the placing of its portfolio transactions. In placing orders, it is the policy of each HLS Fund (except as described below) to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While each sub-adviser generally seeks reasonably competitive spreads or commissions, the HLS Funds do not necessarily pay the lowest possible spread or commission. Upon instructions from HL Advisors, the sub-advisers may direct certain brokerage transactions to broker/dealers that pay for certain services used by the HLS Funds. HL Advisors may also instruct the HLS Funds' sub-advisers to direct certain brokerage transactions, using best efforts, subject to obtaining best execution, to broker/dealers in connection with a commission recapture program used to defray fund expenses for the HLS Funds.

     The sub-advisers generally deal directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. In addition, the sub-advisers may effect certain "riskless principal" transactions through certain dealers in the over-the-counter market under which "commissions" are paid on such transactions. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

     While the sub-advisers seek to obtain the most favorable net results in effecting transactions in an HLS Fund's portfolio securities, broker-dealers who provide investment research to the sub-advisers may receive orders for transactions from the sub-advisers. Such research services ordinarily consist of assessments and analyses of or affecting the business or prospects of a company, industry, economic sector or financial market. Some of these services are of value to the sub-advisers, or their affiliates, in advising various of their clients (including the HLS Funds), although not all of these services are necessarily useful and of value in managing the HLS Funds. To the extent consistent with Section 28(e) of the 1934 Act, a sub-adviser may cause an HLS Fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the sub-adviser an amount in respect of securities transactions for the HLS Fund in excess of the amount that another broker-dealer would have charged in respect of that transaction. Information so received is in addition to and not in lieu of the services that the sub-adviser must perform under the applicable investment sub-advisory agreement. In circumstances where two or more broker-dealers are equally capable of providing best execution, each sub-adviser may, but is under no obligation to, choose the broker-dealer that provides superior research or analysis as determined by the sub-adviser in its sole discretion. The management fee paid by an HLS Fund is not reduced because the sub-advisers, or their affiliates, receive these services even though they might otherwise be required to purchase some of these services for cash. Some of these services are of value to the sub-advisers, or their affiliates, in advising various of their clients

(including the HLS Funds), although not all of these services are necessarily useful and of value in managing the HLS Funds.

     To the extent that accounts managed by a sub-adviser are simultaneously engaged in the purchase of the same security as an HLS Fund, then, as authorized by the Company's board of directors, available securities may be allocated to the HLS Fund or other client account and may be averaged as to price in a manner determined by the sub-adviser to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by each HLS Fund. In some cases, this system might adversely affect the price paid by an HLS Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for an HLS Fund (for example, in the case of a small issue). Likewise, if accounts managed by multiple sub-advisers are simultaneously engaged in the sale of the same security, the same process may be followed with similar consequences.

     Accounts managed by the sub-advisers (or their affiliates) may hold securities held by an HLS Fund. Because of different investment objectives or other factors, a particular security may be bought by the sub-adviser for one or more clients when one or more clients are selling the same security.


     For the last three fiscal years, the HLS Funds paid the following brokerage commissions:


  HLS FUND NAME                           2005           2004           2003
  -------------                           ----           ----           ----
  Blue Chip Stock HLS Fund                             $ 105,195      $ 124,189
  Capital Opportunities HLS Fund                       $  34,334      $  42,100
  International Stock HLS Fund                         $ 177,154      $ 120,334
  LargeCap Growth HLS Fund                             $  35,269      $ 127,737
  MidCap Stock HLS Fund                                $ 224,012      $ 104,411
  SmallCap Value HLS Fund                              $ 214,526      $ 268,444


     In general, changes in the amount of brokerage commissions paid by an HLS Fund are due primarily to that HLS Fund's asset growth, cash flows and changes in portfolio turnover.


     The following table shows the dollar amount of brokerage commissions paid to firms selected in recognition of research services and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 2005.



                                        COMMISSIONS PAID TO            TOTAL AMOUNT OF TRANSACTION TO
                                  FIRMS SELECTED IN RECOGNITION OF    FIRMS SELECTED IN RECOGNITION OF
       HLS FUND NAME                     RESEARCH SERVICES                   RESEARCH SERVICES
       -------------                     -----------------              ---------------------------
  Blue Chip Stock HLS Fund
  International Stock HLS Fund
  LargeCap Growth HLS Fund
  MidCap Stock HLS Fund



     The following table identifies the HLS Funds' regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act) whose securities the HLS Funds have acquired during the fiscal year ended December 31, 2005 and the value of each HLS Fund's aggregate holdings of each such issuer as of December 31, 2005.



HLS FUND NAME                         REGULAR BROKER OR DEALER         AGGREGATE VALUE
-------------                         ------------------------         ---------------
Blue Chip Stock HLS Fund

HLS FUND NAME                         REGULAR BROKER OR DEALER         AGGREGATE VALUE
-------------                         ------------------------         ---------------
Capital Opportunities HLS Fund

International Stock HLS Fund

LargeCap Growth HLS Fund


                                HLS FUND EXPENSES

     Each HLS Fund assumes and pays the following costs and expenses: interest; taxes; brokerage charges (which may be to affiliated broker-dealers); costs of preparing, printing and filing any amendments or supplements to the registration forms of each HLS Fund and its securities; all federal and state registration, qualification and filing costs and fees, issuance and redemption expenses, transfer agency and dividend and distribution disbursing agency costs and expenses; custodian fees and expenses; auditing and legal expenses; fidelity bond and other insurance premiums; fees and salaries of directors, officers and employees of each HLS Fund other than those who are also officers of Hartford Life; industry membership dues; all annual and semiannual reports and prospectuses mailed to each HLS Fund's shareholders as well as all quarterly, annual and any other periodic report required to be filed with the SEC or with any state; any notices required by a federal or state regulatory authority, and any proxy solicitation materials directed to HLS Fund shareholders as well as all printing, mailing and tabulation costs incurred in connection therewith, and any expenses incurred in connection with the holding of meetings of each HLS Fund's shareholders, expenses related to distribution activities as provided under certain HLS Fund's Rule 12b-1 distribution plan for Class IB shares, which are offered by other HLS Funds through a separate SAI, and other miscellaneous expenses related directly to the HLS Funds' operations and interest.

                            DISTRIBUTION ARRANGEMENTS

     Each HLS Fund's shares are sold by Hartford Securities Distribution Company, Inc. (the "distributor") on a continuous basis to separate accounts sponsored by The Hartford and its affiliates, and by entities associated with The Hartford, Fortis Benefits and First Fortis, and to certain qualified retirement plans.


     The distributor is authorized by the Company to receive purchase and redemption orders on behalf of the HLS Funds. The distributor has the authority to, and has authorized one or more financial services institutions and/or qualified plan intermediaries to receive purchase and redemption orders on behalf of the HLS Funds, subject to the HLS Funds' policies and procedures with respect to frequent purchases and redemptions of HLS Fund shares and applicable law. In these circumstances, an HLS Fund will be deemed to have received a purchase or redemption order when an authorized financial services institution and/or qualified plan intermediary receives the order. Accordingly, orders will be priced at that HLS Fund's next net asset value to be computed after the orders are received by an authorized financial services institution and/or qualified plan intermediary and accepted by the HLS Fund. The HLS Fund's net asset value is determined in the manner described in the HLS Fund's prospectuses.


     The distributor and its affiliates may pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the HLS Funds' shares and/or for the servicing of those shares.

                        PURCHASE AND REDEMPTION OF SHARES

     For information regarding the purchase or sale (redemption) of HLS Fund shares, see "Purchase and Redemption of Fund Shares" in the HLS Funds' prospectus.

                            SUSPENSION OF REDEMPTIONS

     Under unusual circumstances, an HLS Fund may suspend repurchases or postpone payment of redemption proceeds for more than seven days, as permitted by federal securities law. An HLS Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by an HLS Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for an HLS Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

                        DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of each HLS Fund is determined by Hartford Life in the manner described in the HLS Funds' prospectus. The HLS Funds are closed for business and do not price their shares on the following business holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the NYSE. Securities held by each HLS Fund are valued as follows: debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of securities. Loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by the board of directors. Generally, each HLS Fund uses fair valuation in regards to debt securities when an HLS Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. HLS Funds' debt investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.


     Equity securities are valued at the official closing price or at the last sale price reported on principal securities exchanges (domestic or foreign) on which they are traded. If no sale took place on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. For securities traded on the NASDAQ national market system, the HLS Funds utilize the NASDAQ Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price. If the last price is below the bid, the bid will be the closing price. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates. Options are valued at the last sales price; if no sale took place on a particular day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available or are deemed unreliable and all other assets are valued in good faith at fair value by, or under guidelines established by, the Company's board of directors.

     Foreign securities markets may trade on days when an HLS Fund does not compute its net asset value or may close at times that differ from the close of the NYSE. With respect to the valuation of securities principally traded on foreign markets, each HLS Fund uses a fair value pricing service approved by that HLS Fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the HLS Funds. Because the net asset value of each HLS Fund's shares is determined only on business days of the HLS Funds, the value of the portfolio securities of an HLS Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the HLS Fund.

     Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the portfolio's investments assuming the instrument's obligation is paid in full on maturity.

                  OWNERSHIP AND CAPITALIZATION OF THE HLS FUNDS

     CAPITAL STOCK The board of directors of the Company is authorized, without further shareholder approval, to authorize additional shares and to classify and reclassify the HLS Funds into one or more classes. Accordingly, the directors have authorized the issuance of two classes of shares of the HLS Funds designated as Class IA and Class IB shares. Currently, Class IB shares are only being offered for SmallCap Value HLS Fund and for certain other portfolios (series) of the Company (Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund), that are offered through separate SAIs. The shares of each class represent an interest in the same portfolio of investments of the HLS Funds and have equal rights as to voting, redemption, and liquidation. However, each class bears different expenses and therefore the net asset values of the two classes and any dividends declared may differ between the two classes.


     Pursuant to state insurance law, Fortis Benefits, or its affiliates, is the owner of all HLS Fund shares held in separate accounts of Fortis Benefits or its affiliates (such shares are held for the benefit of contract holders and policy owners). Except as described below, Fortis Benefits (or its affiliates), as of March 31, 2005, was the sole shareholder of record owning more than 5% of the outstanding shares of an HLS Fund.

     Hartford Life is the only other shareholder of any of the HLS Funds owning more than 5% of the outstanding shares of an HLS Fund. As of March 31, 2006, Hartford Life (or its affiliates) owned 25% of the Class IA shares of LargeCap Growth HLS Fund and 6% of the Class IA shares of SmallCap Value HLS Fund. TO BE UPDATED


     SHARE CLASSES Under SmallCap Value HLS Fund's multi-class plan, shares of each class of SmallCap Value HLS Fund represent an equal pro-rata interest in that Fund and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its "Class Expenses;" (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as "Class Expenses" by the Company's board of directors are currently limited to payments made to the distributor for the Class IB shares pursuant to the Distribution Plan for the Class IB shares.

     VOTING Each shareholder is entitled to one vote for each share of the HLS Funds held upon all matters submitted to the shareholders generally. Most of the shares of the HLS Funds are held of record by insurance companies. The insurance companies will generally vote HLS Fund shares pro-rata according to the written instructions of the owners of Variable Contracts indirectly invested in the HLS Funds. It is expected that such insurance companies will vote shares for which no instructions are received for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

     Matters in which the interests of all the HLS Funds in the Company are substantially identical (such as the election of directors or the ratification of the selection of the independent registered public accounting firm) are voted on by all shareholders without regard to the separate HLS Funds. Matters that affect all or several HLS

Funds, but where the interests of the HLS Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each HLS Fund for their HLS Fund. Matters that affect only one HLS Fund (such as a change in its fundamental policies) are voted on separately for the HLS Fund by the shareholders of that HLS Fund. Likewise, matters that affect only one class of shares of an HLS Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.

     OTHER RIGHTS Each share of HLS Fund stock, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Shares of HLS Fund stock have no pre-emptive, subscription or conversion rights. Upon liquidation of an HLS Fund, the shareholders of that HLS Fund shall be entitled to share, pro rata, in any assets of the HLS Fund after discharge of all liabilities and payment of the expenses of liquidation.

                                      TAXES

FEDERAL TAX STATUS OF THE HLS FUNDS

THE FOLLOWING DISCUSSION OF THE FEDERAL TAX STATUS OF THE HLS FUNDS IS A GENERAL AND ABBREVIATED SUMMARY BASED ON TAX LAWS AND REGULATIONS IN EFFECT ON THE DATE OF THIS SAI. TAX LAW IS SUBJECT TO CHANGE BY LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL ACTION.

     Each HLS Fund is treated as a separate taxpayer for federal income tax purposes. The Company intends for each HLS Fund to elect to be treated as a REGULATED INVESTMENT COMPANY under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a REGULATED INVESTMENT COMPANY each year. If an HLS Fund: (1) continues to qualify as a REGULATED INVESTMENT COMPANY, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement") (which the Company intends each HLS Fund to do), then under the provisions of Subchapter M, the HLS Fund should have little or no income taxable to it under the Code. In particular, an HLS Fund generally is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (I.E., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

     An HLS Fund must meet several requirements to maintain its status as a REGULATED INVESTMENT COMPANY. These requirements include the following: (1) at least 90% of the HLS Fund's gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, as well as net income from interests in certain publicly traded partnerships; and (2) at the close of each quarter of the HLS Fund's taxable year, (a) at least 50% of the value of the HLS Fund's total assets must consist of cash, cash items, securities of other REGULATED INVESTMENT COMPANIES, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the HLS Fund's assets nor more than 10% of the outstanding voting securities of such issuer, and (b) the HLS Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other REGULATED INVESTMENT COMPANIES), or of any two or more issuers that are controlled by the HLS Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

     The HLS Funds should not be subject to the 4% federal excise tax imposed on REGULATED INVESTMENT COMPANIES that do not distribute substantially all their income and gains each calendar year, if the HLS Funds' only shareholders are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, and certain qualified retirement plans.

     Each of the HLS Funds also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts that are used to support variable life insurance contracts and variable annuity contracts. Such separate accounts may meet these requirements by investing solely in the shares of a mutual fund registered under the 1940 Act as an open-end management investment company such as the HLS Funds. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which an HLS Fund may invest. In order to comply with future requirements of Section 817(h) (or related provisions of the Code), an HLS Fund may be required, for example, to alter its investment objectives.

     The 817(h) requirements place certain limitations on the assets of each separate account (or underlying mutual fund) that may be invested in securities of a single issuer. These limitations apply to each HLS Fund's assets that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter:

     - no more than 55% of an HLS Fund's total assets may be represented by any one investment

     -    no more than 70% by any two investments

     -    no more than 80% by any three investments

     -    no more than 90% by any four investments

     Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other REGULATED INVESTMENT COMPANIES. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

     Investment income received from sources within foreign countries, or capital gains earned by an HLS Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle the HLS Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these HLS Funds' assets to be invested within various countries is not now known. The Company intends that the HLS Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable. Owners of variable life insurance and variable annuity contracts investing in such an HLS Fund bear the costs of any foreign tax, but are not be able to claim a foreign tax credit or deduction for these foreign taxes.

     An HLS Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the HLS Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the HLS Fund and defer losses of the HLS Fund. These rules: (1) could affect the character, amount and timing of distributions to shareholders of the HLS Fund, (2) could require such an HLS Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out), and (3) may cause the HLS Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes described above. The Company seeks to monitor transactions of each HLS Fund, seeks to make the appropriate tax elections on behalf of the HLS Fund and seeks to make the appropriate entries in the HLS Fund's books and records when the HLS Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules.


     If for any taxable year an HLS Fund fails to qualify as a REGULATED INVESTMENT COMPANY, all of its taxable income becomes subject to federal, and possibly state and local, income tax at the regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year an HLS Fund fails to qualify as a REGULATED INVESTMENT COMPANY, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the HLS Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if an HLS Fund fails to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the HLS Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the HLS Funds' investment adviser and each HLS Fund intends to comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for an HLS Fund than would otherwise be the case, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the HLS Fund's investment sub-adviser might otherwise select.

     As of December 31, 2005, the following HLS Funds have capital loss carryforwards as indicated below. The capital loss carry over is available to offset future realized capital gains to the extent provided in the Code and regulations thereunder.



                                                                   EXPIRATION DATES:
     HLS FUND NAME                             AMOUNT                DECEMBER 31,
     Blue Chip Stock HLS Fund
     Blue Chip Stock HLS Fund
     Blue Chip Stock HLS Fund
     Capital Opportunities HLS Fund
     Capital Opportunities HLS Fund
     Capital Opportunities HLS Fund
     International Stock HLS Fund
     International Stock HLS Fund
     International Stock HLS Fund
     LargeCap Growth HLS Fund
     LargeCap Growth HLS Fund
     LargeCap Growth HLS Fund


     If an HLS Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that HLS Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the HLS Fund is timely distributed to its shareholders. The HLS Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. As a result, owners of variable life insurance contracts and variable annuity contracts investing in such HLS Funds would bear the cost of these taxes and interest charges. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable HLS Fund to recognize taxable income or gain without the concurrent receipt of cash. Any HLS Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

     Foreign exchange gains and losses realized by an HLS Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to an HLS Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the HLS Fund must derive at least 90% of its annual gross income.

     Each HLS Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the HLS Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because an HLS Fund must meet the 90% distribution requirement to qualify as a REGULATED INVESTMENT COMPANY, it may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.

     The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and an HLS Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

INVESTOR TAXATION

     Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants who are indirectly invested in an HLS Fund generally are not subject to federal income tax on HLS Fund earnings or distributions or on gains realized upon the sale or redemption of HLS Fund shares until they are withdrawn from the contract or plan. FOR INFORMATION CONCERNING THE FEDERAL INCOME TAX CONSEQUENCES TO THE OWNERS OF VARIABLE LIFE INSURANCE CONTRACTS AND VARIABLE ANNUITY CONTRACTS, SEE THE PROSPECTUSES FOR SUCH CONTRACTS. FOR INFORMATION CONCERNING THE FEDERAL INCOME TAX CONSEQUENCES TO PLAN PARTICIPANTS, SEE THE SUMMARY PLAN DESCRIPTION OR CONTACT YOUR PLAN ADMINISTRATOR.

                                    CUSTODIAN

     Portfolio securities of each HLS Fund are held pursuant to a Custodian Agreement between the Company and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                 TRANSFER AGENT

     Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089, an affiliate of HL Advisors, serves as Transfer and Dividend Disbursing Agent for the HLS Funds. The transfer agent issues and redeems shares of the HLS Funds and disburses any dividends declared by the HLS Funds. For its services, the transfer agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides to the HLS Funds, including costs invoiced by sub-contractors. The transfer agent has entered into an agreement with Hartford Administrative Services Company ("HASCO"), an affiliate of HL Advisors, whereby HASCO performs certain sub-transfer agency services, including acting as dividend disbursement agent, in connection with investments in the HLS Funds by qualified retirement plans. For its services, HASCO is paid $2,300 annually per HLS Fund and is reimbursed for out-of-pocket expenses. HL Advisors and its affiliates may pay, out of their own assets, compensation to third-party administrators for recordkeeping and other administrative services.

                                   DISTRIBUTOR

     Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089, an affiliate of HL Advisors, acts as the HLS Funds' distributor.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     The audited financial statements and the financial highlights appearing in the annual report for the fiscal year ended December 31, 2005 have been audited by Ernst & Young LLP, the Company's independent registered public accounting firm, as set forth in their report with respect thereto. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such report given on the authority of the independent registered public accounting firm as experts in accounting and auditing. The principal business address of Ernst & Young LLP is 200 Clarendon Street, Boston, Massachusetts 02116.


                      PROXY VOTING POLICIES AND PROCEDURES


     Each HLS Fund has granted to its respective sub-adviser, or Perkins in the case of SmallCap Value HLS Fund, the authority to vote proxies on its behalf with respect to the assets managed by the sub-adviser, or Perkins, as applicable. A summary of each sub-adviser's and Perkins' proxy voting policies and procedures is set forth as Appendix B to this SAI.


     Information on how the HLS Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available
(1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC's website at www.sec.gov.

                              FINANCIAL STATEMENTS


     The Company's audited financial statements, together with the notes thereto and report of Ernst & Young LLP, the Company's independent registered public accounting firm, contained in the Company's annual report for the year ended December 31, 2005 as filed with the SEC, are incorporated by reference into this SAI.

                                   APPENDIX A

     The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as "experts" as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

RATING OF BONDS

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

     STANDARD AND POOR'S CORPORATION ("STANDARD & POOR'S")

     AAA - Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

     A - Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

     BBB - Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

     BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATING OF COMMERCIAL PAPER

     MOODY'S

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

  -  Leading market positions in well-established industries.

  -  High rates of return on funds employed.

  - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     STANDARD & POOR'S

     The relative strength or weakness of the following factors determines whether the issuer's commercial paper is rated A-1 or A-2.

  Liquidity ratios are adequate to meet cash requirements.

  Liquidity ratios are basically as follows, broken down by the type of issuer:

               Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

               Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.

               Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

     The long-term senior debt rating is "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB".

     The issuer has access to at least two additional channels of borrowing.

     Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

     Typically, the issuer's industry is well established and the issuer has a strong position within its industry.

     The reliability and quality of management are unquestioned.

INTERNATIONAL LONG-TERM CREDIT RATINGS

     FITCH, INC.

     The following ratings scale applies to foreign currency and local currency ratings.

     INVESTMENT GRADE

     AAA
     Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA
     Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A
     High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB
     Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     SPECULATIVE GRADE

     BB
     Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B
     Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C
     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

     DDD, DD, D
     Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90% and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

     FITCH, INC.

     The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F1
     Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2
     Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3
     Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B
     Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C
     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D
     Default.  Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-term rating category, to categories below "CCC", or to Short-term ratings other than "F1".

"NR" indicates that Fitch Ratings does not rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     A Rating Overlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                   APPENDIX B

                T. ROWE PRICE PROXY VOTING - PROCESS AND POLICIES


T. Rowe Price Associates, Inc. recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote--such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser or sub-adviser.


PROXY ADMINISTRATION
The T. Rowe Price Proxy Committee develops our firm's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon its own fundamental research, independent proxy research provided by third parties, such as Institutional Shareholder Services (ISS) and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the chairperson of each fund's Investment Advisory Committee is responsible for deciding and voting on the proxy proposals of companies in his or her fund. Because fund portfolio managers may have differences of opinion on portfolio companies and their proxies, or because their funds may have different investment objectives, these factors, among others, may lead to different votes between funds on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee and the funds' Boards of Directors or Trustees review T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained ISS, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines--many of which are consistent with ISS positions--T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

FIDUCIARY CONSIDERATIONS
T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of fund shareholders. Practicalities involved with international investing may make it impossible or disadvantageous to vote proxies in every instance. For example, portfolio managers might refrain from voting if they or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS
When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. ROWE PRICE VOTING POLICIES
Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

ELECTION OF DIRECTORS
T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence. T. Rowe Price also withholds votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

EXECUTIVE COMPENSATION
The goal of T. Rowe Price is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While it evaluates most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what it views as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. T. Rowe Price bases its review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. T. Rowe Price generally opposes plans that give a company the ability to reprice options or to grant options at below market prices.

ANTI-TAKEOVER AND CORPORATE GOVERNANCE ISSUES
T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a "blank check" to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

SOCIAL AND CORPORATE RESPONSIBILITY ISSUES
T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that the potential for conflicts of interest is relatively low due to the client-focused nature of our investment management business. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

           HOLLAND CAPITAL MANAGEMENT, L.P. - SUMMARY OF PROXY VOTING
                             POLICIES AND PROCEDURES

As an investment adviser, Holland Capital Management, LP ("HCM") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. To satisfy this duty of loyalty, HCM must cast the proxy votes of securities of its clients over which it exercises proxy voting authority in a manner consistent with the best interest of its clients and must not subrogate client interests to its own. HCM has adopted Proxy Voting Policies and Procedures to be followed where HCM has the authority to exercise proxies for securities in the accounts of its clients.

PROXY VOTING

PROXY VOTING COMMITTEE
HCM has established the Investment Policy Committee ("IPC"), which consists of HCM's equity investment analysts ("Analysts"), its portfolio managers, and it's Chief Investment Officer, who acts as chair of the committee. The IPC makes all decisions regarding the purchase and sale of securities for clients' accounts and is also responsible for implementing the Proxy Voting Policies and Procedures and for periodically reviewing and revising them. The IPC intends to review the Proxy Voting Policies and Procedures no less frequently than annually. HCM subscribes to Institutional Shareholder Services, Inc., an unaffiliated third party corporate governance research service ("ISS") that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record-keeping and vote disclosure services. In determining whether, and if so, how to vote proxies, the IPC considers the ISS recommendations, among other matters.

CONFLICTS OF INTEREST
From time-to-time HCM may have conflicts related to proxy voting. As a matter of policy, HCM's portfolio managers, IPC members, and other HCM officers, partners, and employees will not be influenced by outside sources whose interests conflict with the interests of clients. Any such person who becomes aware of a material conflict between the interests of a client and the interests of HCM relating to a particular proxy vote shall immediately disclose that conflict to the IPC. The IPC is responsible for monitoring and resolving such conflicts, as discussed below. Examples of potential conflicts of interest include:

BUSINESS RELATIONSHIPS. A proxy voting proposal relating to a company or other persons with which HCM, or an affiliate, has a material business relationship may cause a conflict if failure to vote in a manner favorable to such company or other persons could harm HCM's relationship with that company. One example is where HCM is or seeks to be appointed manager of a company's pension plan and would be looked to by the company and its officers to vote in favor of all of management's proposals and against those opposed by management. PERSONAL OR FAMILIAL RELATIONSHIPS. A proxy voting proposal relating to a company or situation where HCM, or an officer, partner, or employee of HCM, or an affiliate has a personal or familial relationship, e.g. spouse, close personal friend or family relative, with one or more present or prospective directors of that company, may cause a conflict of interest.

In the case of a conflict of interest or the appearance of a conflict of interest that fact will be disclosed to the IPC in connection with the IPC's deliberations on whether and how to vote proxies for that company. The Proxy Voting Policies and Procedures set forth the guidelines that the IPC will follow as a general matter, particularly in the cases of conflicts of interests between those of HCM and the client.

GENERAL PROCEDURES

HCM's Operations Department is responsible for administering the proxy voting process and communicating all meeting notices, proxy matters, and ISS recommendations to the Analysts and portfolio manager, based on his or her area of research coverage, for consideration pursuant to the Guidelines. The IPC relies primarily on the Guidelines in casting votes, however, each proxy issue is voted on a CASE-BY-CASE basis. A primary factor the IPC uses in determining whether to invest or continue an investment in a particular issuer's securities is the quality of that company's management. Therefore, all other things being equal, the recommendations of management on any proxy matter will be given significance in the IPC's consideration of how to vote that proxy. HCM reviews and considers ISS vote recommendations as well as each company's management vote recommendations. However, the IPC vote may not be consistent with these recommendations, and instances may occur where the IPC will vote a proxy inconsistent with the recommendations of management and ISS. Additionally, the proxies and related proxy issues generally vary among companies, so the IPC vote may vary from company-to-company. Where it is determined that the interests of HCM's clients may warrant a vote contrary to the Guidelines, the Analyst and/or portfolio manager will submit a written recommendation to the IPC which will review the recommendation to determine whether a conflict of interest exists. If no conflict of interest exists, the IPC generally will vote consistent with the Guidelines.

In the event the IPC, an Analyst, or portfolio manager identifies a material conflict of interest relating to a particular proxy proposal the affected Analyst or portfolio manager will be required to recuse himself or herself from the proxy voting process, and the IPC will be responsible for reviewing the proposal and determining the vote. In all instances, the Analyst or portfolio manager will be required to provide the IPC with a written recommendation as to how the proxy should be voted and the rationale for such recommendation. The IPC will review the recommendation and all relevant facts and circumstances and determine how the proxy should be voted. If the IPC believes the application of the Guidelines is not in the best interests of clients, the IPC may vote contrary to the Guidelines, and it will document its voting rationale.

PROXY VOTING DISCLOSURE
Upon receipt of a request from a client, HCM will promptly furnish that client a list of the securities in that client's portfolio for which HCM has exercised a proxy and how HCM exercised such proxy in the annual or special meetings of shareholders during the period that security was in that client's account.

HCM PROXY VOTING GUIDELINES

The following is a summary of the more significant HCM proxy voting guidelines:

AUDITORS
HCM will generally vote for proposals to ratify auditors proposed by an audit committee of independent directors, unless an auditor is not independent, fees for non-audit services are excessive, or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

BOARD OF DIRECTORS
Votes on director nominees will be made on a CASE-BY-CASE basis. However, in uncontested board elections, HCM will generally vote in favor of management's directors because HCM believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. HCM will generally vote against proposals to classify the board and will vote on a CASE-BY-CASE basis on shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. HCM will generally vote for shareholder proposals asking that a majority or more of directors be independent and shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

EXECUTIVE AND DIRECTOR COMPENSATION
Votes with respect to compensation plans shall be determined on a CASE-BY-CASE basis. The methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth. HCM will generally vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

SOCIAL AND ENVIRONMENTAL ISSUES
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity. In general, HCM will vote these issues on a CASE-BY-CASE basis. While a wide variety of factors goes into each analysis, the overall principal guiding all vote decisions focuses on how the proposal will enhance the economic value of the company.

    INFORMATION REGARDING LAZARD ASSET MANAGEMENT LLC'S PROXY VOTING POLICIES

A.   INTRODUCTION

     As a fiduciary, Lazard Asset Management LLC ("Lazard") is obligated to vote proxies in the best interests of its clients. Lazard has adopted a written policy (the "Policy") that is designed to ensure that it satisfies its fiduciary obligation. Lazard has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interest, and within the framework of that Policy.

     Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, Lazard's policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, Lazard must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

B.   ADMINISTRATION AND IMPLEMENTATION OF PROXY VOTING PROCESS

     Lazard's proxy-voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to Lazard's Chief Operations Officer. Oversight of the process is provided by Lazard's Legal and Compliance Department and by a Proxy Committee consisting of senior Lazard officers. To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

     Lazard's Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the "Approved Guidelines"). These Approved Guidelines provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. Lazard believes that its portfolio managers and global research analysts with knowledge of the company ("Portfolio Management") are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management's recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee's final determination. The Manager of ProxyOps may also consult with Lazard's Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

C.   TYPES OF PROPOSALS

     Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Lazard's Proxy Committee has developed Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted and an Approved Guideline will be adopted if appropriate.

D.   CONFLICTS OF INTEREST

     Lazard's Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for Lazard. Should the appearance of such a conflict exist, Lazard will seek to alleviate the conflict by voting consistent with pre-approved guidelines (to vote for or against), or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. Currently, when a material conflict, or the appearance of a material conflict, arises regarding a proposal, and the Approved Guideline is to vote case-by-case, Lazard defers to the recommendation provided by an independent source, Institutional Shareholder Services ("ISS"). This allows Lazard to ensure that a vote is not influenced by a material conflict of interest, and nevertheless receive the benefit of ISS's thorough analysis and recommendation designed to further long-term shareholder value. If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation.

E.   HOW TO OBTAIN INFORMATION

A copy of Lazard's Proxy Voting Policy is available on request. If you would like to receive a copy of the Proxy Voting Policy, or information about how Lazard voted securities held in your account, you should contact your Lazard representative, or, alternatively, you can call Richard Kowal, Lazard's Proxy Administrator, at (212) 632-6985. If Lazard manages your account through a wrap or similar program, you should contact your account representative, who will be able to obtain the information for you.

         NORTHERN CAPITAL MANAGEMENT, LLC - SUMMARY OF THE PROXY VOTING
                             POLICIES AND PROCEDURES

In accordance with SEC Rule 206(4)-6, under the Investment Advisers Act of 1940, this letter summarizes Northern Capital's proxy voting policies.

DESCRIPTION OF NORTHERN CAPITAL'S PROXY VOTING POLICIES AND PROCEDURES:

As part of its advisory service, Northern Capital will vote proxies of portfolio securities on matters such as corporate governance, mergers, acquisitions, reorganizations, and stock splits. A client is asked to make an election as to proxy voting authority in Northern Capital's investment management agreement. If a client does not indicate its election, Northern Capital will assume that the client wishes to confer authority on Northern Capital to vote proxies.

Northern Capital votes such proxies in accordance with its Proxy Voting Policies and Procedures ("Policies"). The general principal of the Policies is to vote proxies consistent with the best interests of advisory clients considering all relevant factors.

Proxy research and recommendations are received through a third party proxy voting service. To ensure that votes are cast in the best interest of each client, Northern Capital's Investment Committee reviews all research and recommendations before making a final voting decision.

Northern Capital's Policies give a general indication as to how proxies are voted or what factors are taken into consideration when voting on various issues. The Policies also address record keeping requirements and the steps that will be taken to resolve any potential conflicts of interest.

                    PERKINS, WOLF, MCDONNELL AND COMPANY, LLC
                              PROXY VOTING SUMMARY


                                  DECEMBER 2005

Perkins, Wolf, McDonnell and Company, LLC ("Perkins Wolf") votes proxies in the best interest of its clients. Perkins Wolf will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). The Proxy Voting Service is provided by Institutional Shareholder Services ("ISS"), which in turn is engaged on behalf of Perkins Wolf by Janus, to which Perkins Wolf has delegated the administration of its proxy voting. In addition to research and information, the Proxy Voting Service also provides recommendations on proxy issues to Janus.


PROXY VOTING PROCEDURES


Perkins Wolf's vote of proxies is governed by its Proxy Voting Procedures (the "Procedures"). The Procedures detail how: (i) the Proxy Voting Service is directed to vote through coordination with Janus the proxies; (ii) the Proxy Voting Committee of Perkins Wolf (the "Proxy Voting Committee") is comprised; and (iii) how the Proxy Voting Committee implements the proxy voting guidelines (the "Perkins Wolf Guidelines") that govern how Perkins Wolf portfolio managers vote proxies on securities held by the portfolios Perkins Wolf manages. The Perkins Wolf Guidelines, which include recommendations on all major corporate issues, have been developed by the Proxy Voting Committee.

Perkins Wolf Portfolio Managers are responsible for proxy votes on securities held by the portfolios they manage. Most portfolio managers vote consistently with the Perkins Wolf guidelines, however, a portfolio manager may choose to vote differently than the Perkins Wolf Guidelines. Such votes are governed by the Procedures.

The Proxy Voting Committee serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts between the interests of Perkins Wolf's clients and the interests of Perkins Wolf (a "Conflict"). Perkins Wolf believes that application of the Perkins Wolf Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible Conflicts since the Perkins Wolf Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Perkins Wolf Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.


PROXY VOTING POLICIES

As discussed above, the Proxy Voting Committee has developed the Perkins Wolf Guidelines for use in voting proxies. Below is a summary of some of the more significant Perkins Wolf Guidelines.

BOARD OF DIRECTORS ISSUES

Perkins Wolf will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Perkins Wolf will generally vote in favor of proposals to increase the minimum number of independent directors. Perkins Wolf will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

AUDITOR ISSUES

Perkins Wolf will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

EXECUTIVE COMPENSATION ISSUES


Perkins Wolf reviews executive compensation plans on a case by case basis using research provided by the Proxy Voting Service. However, Perkins Wolf will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Perkins Wolf will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Perkins will also generally oppose proposals regarding the repricing of underwater options.


GENERAL CORPORATE ISSUES


Perkins Wolf will generally oppose proposals regarding supermajority voting rights. Perkins Wolf will generally oppose proposals for different classes of stock with different voting rights. Perkins Wolf will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers.. Perkins Wolf will also review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case by case basis.


SHAREHOLDER PROPOSALS


If a shareholder proposal is specifically addressed by the Perkins Wolf Guidelines, Perkins Wolf will generally vote pursuant to that Perkins Wolf Guideline. See attachment #1.

Attachment #1

Perkins Wolf will generally abstain from voting on shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Perkins Wolf will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Perkins Wolf Guidelines.

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                        HARTFORD SMALLCAP VALUE HLS FUND
                                   a series of
                        HARTFORD HLS SERIES FUND II, INC.

                                    CLASS IB


     This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the prospectus for the Fund. The Fund's audited financial statements, together with the notes thereto and reports of the Fund's independent registered public accounting firm, as of December 31, 2005 appearing in the Annual Report to Shareholders of Hartford HLS Series Fund II, Inc. are incorporated herein by reference. A free copy of the Annual/Semiannual Report and prospectus is available upon request by writing to: Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085, by calling 1-800-862-6668, or on the Fund's website at www.hartfordinvestor.com.

Date of Prospectus: May 1, 2006
Date of Statement of Additional Information: May 1, 2006

TABLE OF CONTENTS


                                                PAGE
GENERAL INFORMATION                              [1]
INVESTMENT OBJECTIVES AND POLICIES               [1]
FUND MANAGEMENT                                 [18]
INVESTMENT MANAGEMENT ARRANGEMENTS              [29]
PORTFOLIO MANAGERS                              [32]
PORTFOLIO TRANSACTIONS AND BROKERAGE            [33]
FUND EXPENSES                                   [34]
DISTRIBUTION ARRANGEMENTS                       [34]
PURCHASE AND REDEMPTION OF SHARES               [35]
SUSPENSION OF REDEMPTIONS                       [36]
DETERMINATION OF NET ASSET VALUE                [36]
OWNERSHIP AND CAPITALIZATION OF THE FUND        [37]
TAXES                                           [38]
CUSTODIAN                                       [40]
TRANSFER AGENT                                  [40]
DISTRIBUTOR                                     [40]
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM   [41]
PROXY VOTING POLICIES AND PROCEDURES            [41]
FINANCIAL STATEMENTS                            [41]

APPENDIX A                                       A-1
APPENDIX B                                       B-1

                               GENERAL INFORMATION


     This SAI relates to the Class IB shares of the Hartford SmallCap Value HLS Fund (the "Fund"). The Fund may serve as an underlying investment vehicle for variable annuity and variable life insurance separate accounts of Fortis Benefits Insurance Company ("Fortis Benefits"), First Fortis Life Insurance Company ("First Fortis") and other insurance companies, and for certain qualified retirement plans. The Fund offers Class IA and Class IB shares. Class IA shares are offered through one prospectus describing that class, while Class IB shares are offered through another prospectus describing that class. HL Investment Advisors, LLC ("HL Advisors") is the investment manager and Hartford Life Insurance Company ("Hartford Life") provides administrative services to the Fund. HL Advisors and Hartford Life are indirect wholly-owned subsidiaries of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with $323 billion in assets under management as of December 31, 2005. The Hartford also sponsors a family of mutual funds that is offered directly to the public. Hartford Investment Financial Services, LLC ("HIFSCO"), a wholly-owned subsidiary of The Hartford, is the investment manager and principal underwriter to that fund family.


     The Fund is an investment portfolio (series) of Hartford HLS Series Fund II, Inc., a Maryland corporation (the "Company") registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Company was originally incorporated in Minnesota in 1986 under the name Fortis Series Fund, Inc. ("Fortis Series") and commenced operations at that time as an open-end management investment company. On April 30, 2002, Fortis Series was reorganized and merged into Hartford HLS Series Fund II, Inc., a new Maryland corporation. Prior to the reorganization, the Fund was named as follows:

     PREVIOUS FUND NAME:                CURRENT FUND NAME:

     Fortis Small Cap Value Series      Hartford SmallCap Value HLS Fund

     The Fund is a diversified fund.

     The board of directors may reclassify authorized shares to increase or decrease the allocation of shares in the Fund. The board of directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares of any HLS Fund or to classify and reclassify existing and new funds into one or more classes.

     The Hartford SmallCap Value HLS Fund commenced operations in 1998.

                       INVESTMENT OBJECTIVES AND POLICIES

     Percentage limitations on investments described in this SAI or in any prospectus will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed below as fundamental or to the extent designated as such in any prospectus, the other investment policies described in this SAI or in any prospectus are not fundamental and may be changed without shareholder approval.

A.   FUNDAMENTAL RESTRICTIONS OF THE FUND

     The Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the Fund's outstanding voting securities. Under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in the prospectus and this SAI, a "majority of the outstanding voting securities" means the approval of the lesser of (1) the holders of 67% or more of the outstanding shares of the Fund (or a class of the outstanding shares of the Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or of the class) are present in person or by proxy, or (2) the holders of more than 50% of the outstanding shares of the Fund (or of the class).

     The investment objectives and principal investment strategies of the Fund are set forth in the prospectus. Set forth below are the fundamental investment restrictions and policies applicable to the Fund followed by certain non-fundamental restrictions and policies applicable to the Fund.

     1. The Fund will not borrow money or issue any class of senior securities, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.


     2. The Fund will not purchase the securities or loans of any issuer or borrower (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry.


     3. The Fund will not make loans, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

     4. The Fund will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.

     5. The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein.

     6. The Fund will not purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

     The investment objective of the Fund is non-fundamental and may be changed without a shareholder vote.

B.   NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND

     The following restrictions are designated as non-fundamental and may be changed by the board of directors without the approval of shareholders.

     The Fund may not:


     1. Pledge, mortgage or hypothecate its assets, except to the extent required to secure permitted borrowings. This investment restriction shall not apply to any required segregated account, securities lending arrangements, reverse repurchase agreements or other assets in escrow and collateral arrangements with respect to margin for futures contracts and related options.


     2. Purchase any securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

     3. Purchase securities while outstanding borrowings exceed 5% of the its total assets, except for temporary or emergency purposes. Reverse repurchase agreements, dollar rolls, securities lending, or other investments or transactions described in the Fund's registration statement are not deemed to be borrowings for purposes of this restriction.

     4.   Sell securities short except for short sales against the box.

     5.   Invest more than 15% of its net assets in illiquid securities.

     6. Enter into a stock index futures contract (by exercise of any option or otherwise) or acquire any options thereon, if immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on stock index futures contracts would exceed 5% of the value of its total assets.

C.   NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FUND

     The Fund must:

     1. Maintain its assets so that, at the close of each quarter of its taxable year,

          (a) at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund's total assets and 10 percent of the outstanding voting securities of such issuer, and

          (b) no more than 25 percent of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.

          These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the board of directors to the extent appropriate in light of changes to applicable tax law requirements.

     2. Maintain its assets so that it is adequately diversified within the meaning of Section 817(h) of the Internal Revenue Code and regulations thereunder. Generally, this means that at the close of each calendar quarter, or within 30 days thereafter,

          (a) no more than 55% of the value of the assets in the Fund is represented by any one investment,

          (b) no more than 70% of the value of the assets in the Fund is represented by any two investments,

          (c) no more than 80% of the value of the assets in the Fund is represented by any three investments, and

          (d) no more than 90% of the value of the total assets of the Fund is represented by any four investments. In determining whether the diversification standards are met, each U.S. Government agency or instrumentality shall be treated as a separate issuer.

D.   MISCELLANEOUS INVESTMENT STRATEGIES AND RISKS

     The investment objective and principal investment strategies for the Fund are discussed in the Fund's prospectus. A further description of certain investment strategies used by the Fund is set forth below. The percentage limits described in the sections below are based on market value and are determined as of the time securities are purchased.


     Certain descriptions in the prospectus and in this SAI of a particular investment practice or technique in which the Fund may engage or a financial instrument which the Fund may purchase are meant to describe the spectrum of investments that the Fund's sub-adviser, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets in accordance with the Fund's investment objective, policies, and restrictions. It is possible that certain types of financial instruments or techniques may not be available, permissible, or effective for their intended purposes in all markets.

     MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES The Fund may hold cash and invest in high quality money market instruments under appropriate circumstances as determined by the sub-adviser, subject to the overall supervision of HL Advisors. The Fund may invest up to 100% of its assets in cash or money market instruments only for temporary defensive purposes.


     Money market instruments include, but are not limited to: (1) banker's acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements.

     REPURCHASE AGREEMENTS A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by the Fund to the seller. The resale price by the Fund would be in excess of the purchase price, reflecting an agreed upon market interest rate.


     The Fund is permitted to enter into fully collateralized repurchase agreements. The board of directors has delegated to the sub-adviser the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Fund will engage in repurchase agreements.

     The Fund's sub-adviser will monitor such transactions to ensure that the value of underlying collateral will be at least equal at all times to the total amount of the repurchase obligation, including the accrued interest. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest.


     In the event the seller commences bankruptcy proceedings, a court may characterize the transaction as a loan. If the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction.

     INFLATION-PROTECTED DEBT SECURITIES The Fund may invest in inflation-protected debt securities. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the security. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original security principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities, even during a period of deflation. However, the current market value of the securities is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related securities which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

     The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

     DEBT SECURITIES The Fund is permitted to invest in debt securities including, among others: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed securities; (4) mortgage-related securities, including collateralized mortgage obligations ("CMO's"); (5) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; and (6) commercial mortgage-backed securities.


     INVESTMENT GRADE DEBT SECURITIES The Fund is permitted to invest in debt securities rated within the four highest rating categories (E.G., "Aaa", "Aa", "A" or "Baa" by Moody's Investors Service, Inc. ("Moody's") and "AAA",
"AA", "A" or "BBB" by Standard and Poor's Corporation ("S&P")) (or, if unrated, securities of comparable quality as determined by the Fund's sub-adviser). These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If the Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, the sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (E.G., "Baa" by Moody's and "BBB" by S&P), and unrated securities of comparable quality (as determined by the Fund's sub-adviser) are viewed to have adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such securities lack outstanding investment characteristics and do have speculative characteristics. To the extent that the Fund invests in higher-grade securities, the Fund may not be able to avail itself of opportunities for higher income which may be available at lower grades.


     MORTGAGE-RELATED SECURITIES The mortgage-related securities in which the Fund may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Fund) by various governmental, government-related and private organizations. The Fund may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of the Fund's shares.

     The value of these securities may be significantly affected by interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. These securities may also be subject to prepayment risk and the risk that the underlying loans may not be repaid. The yield characteristics of the mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally permit prepayment at any time. The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers, and unemployment rates. If the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

     The mortgage securities in which the Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (E.G., the Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of "locking in" long-term interest rates.

     Mortgage-related securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-related securities are referred to herein as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge.

     CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     Certain classes of CMOs and other mortgage-related securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

     ASSET-BACKED SECURITIES The Fund may invest in asset-backed securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital accounts receivables. The Fund may invest in these and other types of asset-backed securities that may be developed in the future. These securities may be subject to the risk of prepayment or default. Not all asset-backed securities have the benefit of a security interest in the underlying asset. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed, thereby reducing the balance due. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.


     STRUCTURED NOTES The Fund may invest up to 5% of its total assets in structured notes. The values of the structured notes in which the Fund will invest are linked to equity securities or equity indices ("reference instruments"). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest

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rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

     The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund. The Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purpose.

     A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency value between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of the foreign currency involved in an underlying securities transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by the Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the sub-adviser.

     The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pounds' value. Such a hedge, sometimes referred to as a "position hedge," would tend to off-set both positive and negative currency fluctuations, but would not off-set changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in the currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

     Successful use of currency management strategies will depend on the sub-adviser's skill in analyzing currency value. Currency management strategies may substantially change the Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the sub-adviser anticipates. For example, if a currency's value rose at a time when the sub-adviser had hedged the Fund by selling that currency in exchange for dollars, the Fund would not participate in the currency's appreciation. If the sub-adviser hedges currency exposure through proxy hedges, the Fund could realize currency losses from both the hedge and the security portion if the two currencies do not move in tandem. Similarly, if the sub-adviser increases the Fund's exposure to a foreign currency and that currency's value declines, the Fund will realize a loss. There is no assurance that the sub-adviser's use of currency management strategies will be advantageous to the Fund or that it will hedge at appropriate times.


     EQUITY SECURITIES The Fund may invest in equity securities. Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. In addition, the Fund may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.

     The prices of securities purchased in initial public offerings ("IPOs") can be very volatile. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates and depreciates in value. As the Fund's asset base increases, IPOs often have a diminished effect on the Fund's performance.

     SMALL CAPITALIZATION SECURITIES The Fund may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, small capitalization securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies. Small capitalization securities may be more likely to be offered in initial public offerings. Because securities issued in initial public offerings are being offered to the public for the first time, the market for such securities may be inefficient and less liquid.


     FOREIGN ISSUERS AND BORROWERS AND NON-DOLLAR SECURITIES and Loans Foreign issuers and borrowers include (1) companies organized outside the United States,
(2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets. Non-dollar securities and loans are securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

     The Fund is permitted to invest its assets in securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on foreign securities exchanges and are denominated in foreign currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in foreign securities. When selecting securities of foreign issuers and non-dollar securities, the sub-adviser will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located.


     The Fund may invest in debt exchangeable for common stock, debt or equity-linked notes and similar linked securities (E.G., zero-strike warrants ("LNs")), which are derivative securities typically issued by a financial institution or special purpose entity the performance of which depends on the performance of a corresponding foreign security or index. Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock. LNs are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the linked security or index has declined. Moreover, LNs are subject to counterparty risk, which is the risk that the company issuing an LN may fail to pay the full amount due at maturity or redemption. The Fund may also have difficulty disposing of LNs because there may be restrictions on redemptions and there may be no market or only a thin trading market in such securities.

     The Fund may invest in foreign securities without limitation.


     Investing in securities of foreign issuers and loans to foreign borrowers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. issuers and borrowers. Less information may be available about foreign issuers and borrowers compared with U.S. issuers. For example, foreign issuers and borrowers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. In addition, the values of non-dollar securities and loans are affected by changes in currency rates or exchange control regulations, restrictions or prohibition on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in government administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies.

     Investing in foreign government debt securities and loans exposes the Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic, social and political conditions within the relevant country. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.


     From time to time, the Fund may invest in securities of issuers located in countries with emerging economies or securities markets. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.


     Foreign loans and securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign loans and securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign loans and securities may involve currency risks, difficulty in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in foreign borrowers or issuers in countries with developed securities markets and more advanced regulatory systems. The value of foreign loans and securities is affected by changes in foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations, and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign loans and securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also can be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations.

     Some loans and securities may be issued by companies organized outside the U.S. but are traded in U.S. markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other loans and securities are not traded in the U.S. but are denominated in U.S. dollars. These loans and securities are not subject to all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities or loans traded in U.S. securities or loan markets.


     CURRENCY TRANSACTIONS The Fund may engage in currency transactions to hedge, directly or indirectly, the value of portfolio securities denominated in particular currencies against fluctuations in relative value and, to a lesser extent, to enhance returns. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon and exchange listed and OTC options on currencies.

     Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements" below.


     The use of currency transactions to protect the value of the Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the Fund's underlying securities. Further, the Fund may enter into currency transactions only with counterparties that the Fund's sub-adviser deems to be creditworthy.


     The Fund may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates. See "Options and Futures Contracts" below for a discussion of risk factors relating to foreign currency transactions including options and futures contracts related thereto.

     OPTIONS AND FUTURES CONTRACTS In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the Fund, for cash flow management, and, to a lesser extent, to enhance returns, the Fund may employ certain hedging, income enhancement and risk management techniques, including the purchase and sale of options contracts, futures contracts and options on futures contracts, any of which may involve equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices or instruments. The Fund may also invest in futures contracts and options thereon with respect to interest rates and may enter into options on swap agreements. The Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations.

     The Fund may write covered options and purchase put and call options on individual securities as a partial hedge against an adverse movement in the security and in circumstances consistent with the objective and policies of the Fund. This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

     The Fund may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange fluctuations on non-dollar securities it holds or intends to purchase. For example, if the Fund enters into a contract to purchase non-dollar securities, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on the appropriate currency. Similarly, if the Fund held non-dollar securities and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

     Aggregates are composites of equity or debt securities that are not tied to a commonly known index. An index is a measure of the value of a group of securities or other interests. An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities. The Fund may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices or instruments.

     The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate or designate on its books liquid assets equivalent to the amount, if any, by which the put is "in the money."

     The Fund may write or purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

     The Fund may only write covered options. See "Asset Coverage" below.

     A futures contract is an agreement between two parties to buy and sell a security or financial instrument for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or financial instrument. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

     The Fund may invest in futures contracts and options thereon ("futures options") with respect to, but not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities, interest rates, and indices of prices of equity and debt securities and other financial indices or instruments.

     The Fund may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. For example, the Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the Fund's non-dollar securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the Fund and resulting transaction costs. When the Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-dollar security, the Fund may purchase a foreign currency futures contract to hedge or partially hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase of a futures contract would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-dollar security.


     The Fund similarly may use futures contracts on equity and debt securities to hedge against fluctuations in the value of securities it owns or expects to acquire. Futures contracts on individual securities are regulated as both securities and as futures contracts, and are subject to higher margin requirements than other kinds of futures contracts. Because these contracts relate to the securities of a single issuer, they can be expected to be subject to greater price volatility than futures contracts that relate to a diversified group of securities represented in an aggregate or an index. The volume, breadth, efficiency and other attributes may be limited. The Fund's use of these kinds of futures contracts will depend to a large degree on how this market develops.


     The Fund may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. The Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-dollar security of the same currency. The Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-dollar securities. The Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-dollar securities and in circumstances consistent with the Fund's investment objectives and policies.

     The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate or designate on its books liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

The Company, on behalf of the Fund, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity poll operator" ("CPO") under the Commodity Exchange Act, as amended, and the rules of the commodity futures Trading Commission promulgated thereunder, with respect to the Fund's operation. Accordingly, the Fund is not subject to registration or regulation as a CPO.


     To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies that are traded on an exchange regulated by the Commodity Futures Trading Commission ("CFTC"), in each case that are not for "BONA FIDE hedging" purposes (as defined by regulations of the CFTC), the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account the unrealized profits and unrealized losses on any such contracts the Fund has entered into. However, options which are currently exercisable may be excluded in computing the 5% limit.


     Although the Fund may not employ all or any of the foregoing strategies, its use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of the sub-adviser to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets; (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover;
(3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect the Fund's ability to establish or close out a position;
(5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of the Fund's assets to cover its obligations; and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify as a "regulated investment company" for tax purposes. In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, the Fund may have been in a better position had it not used such a strategy.

     SWAP AGREEMENTS The Fund may purchase or sell derivative instruments (which derive their value from another instrument, security or loan, index or currency) to enhance return, to hedge against fluctuations in securities or loans prices, interest rates or currency exchange rates, to change the duration of obligations held by the Fund, or as a substitute for the purchase or sale of loans, securities or currencies. The Fund may enter into currency swaps, interest rate swaps, swaps on specific securities, and other types of swap agreements such as caps, collars, floors, and credit derivatives and options thereon. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.


     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.


     The Fund may enter into event linked swaps, including credit default swaps. The credit default swap market allows the Fund to manage credit risk through buying and selling credit protection on a specific name, an index, or a basket of names. The transactions are documented through swap documents. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events. The Fund will generally not buy protection on issuers that are not currently held by the Fund.

     Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Another example would be for the Fund to exchange interest payments for inflation-linked payments. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.


     The Fund usually enters into interest rate swaps on a net basis. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be covered by an amount consisting of designated liquid assets having an aggregate net asset value at least equal to the accrued excess. If the Fund enters into a swap on other than a net basis, the Fund will designate the full amount of the Fund's obligations under each such swap. The Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Fund's sub-adviser to be creditworthy. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor.

     The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more customized in nature and accordingly, are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms the sub-adviser believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps, collars and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Interest rate swaps, caps, collars and floors are considered by the SEC to be illiquid.

     The Fund may use interest rate swaps for risk management purposes [but] not as a speculative investment The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities and depends on the sub-adviser's ability to predict correctly the direction and degree of movements in interest rates. Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the sub-adviser's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.

     The Fund may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in securities and loans prices, interest rates, indices or currency exchange rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities and loans subject to such transactions. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, the Fund, may lose the entire premium paid for purchase options that expire before they can be profitably exercised. The Fund incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.

     ILLIQUID INVESTMENTS The Fund is permitted to invest in illiquid securities or other illiquid investments. The Fund will not, however, acquire illiquid securities or investments if 15% of its net assets would consist of such securities or other investments. Illiquid investments are ones that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. The Fund may not be able to sell illiquid securities or other investments when the sub-adviser considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid. A sale of illiquid securities or investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund's net asset value. In addition, issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. The Fund may purchase certain restricted securities (known as Rule 144A securities) that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the board of directors.


     Under current interpretations of the SEC staff, the following types of securities are considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities or investments that are not readily marketable.


     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES The Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Fund generally purchases securities on a when-issued basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if the sub-adviser deems it advisable. At the time the Fund makes the commitment to purchase securities on a when-issued basis, the Fund records the transaction and thereafter reflects the value, each day, of the security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price.

     DOLLAR ROLLS In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls. The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of the sub-adviser to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by the Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares. Moreover, the entry into dollar rolls involves potential risks that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty may be restricted. Also, the value of the underlying security may change adversely before the Fund is able to purchase them, or the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may be otherwise available on the open market. Further, because the counterparty may deliver a similar, not identical, security, the Fund may be required to buy a security under the dollar roll that may be of less value than an identical security would have been.


     REITs The Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, the Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

     Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

     LENDING PORTFOLIO SECURITIES Subject to its investment restrictions set forth under "Investment Objectives and Policies," the Fund may lend its portfolio securities to broker-dealers and other institutions as a means of earning interest income. The borrower is required to deposit as collateral and maintain in a segregated account, liquid securities that at all times will be at least equal to 100% of the market value of the loaned securities. Subject to guidelines approved by the Board, the Fund may use or invest any cash collateral at its own risk and for its own benefit. While the securities are on loan, the borrower will pay the Fund any income accruing thereon.

     Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities. The Fund may lend securities only if: (1) each loan is fully secured by appropriate collateral at all times, and (2) the value of all securities loaned by the Fund is not more than 33.33% of the Fund's total assets taken at the time of the loan (including collateral received in connection with any loans).

     ASSET COVERAGE To the extent required by SEC guidelines, the Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting position for the same type of financial asset, or
(2) cash or liquid securities, designated on the Fund's books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as offsetting positions, designated on the Fund's books, or held in a segregated account cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

     BORROWING The Fund may borrow money to the extent set forth under "Investment Objectives and Policies" above. The Fund does not currently intend to borrow for leverage purposes, except as may be set forth under "Investment Objectives and Policies." Interest paid on borrowings will decrease the net earnings of the Fund and will not be available for investment.


     DISCLOSURE OF PORTFOLIO HOLDINGS The Fund will disclose its complete calendar quarter-end portfolio holdings on the Fund's website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each calendar quarter. The Fund also will disclose on the Fund's website no earlier than 15 days after the end of each month the Fund's largest ten holdings. This information will remain accessible until the next schedule appears on the website.


     The Fund, the Fund's investment manager, the Fund's distributor (collectively "Hartford") or the Fund's investment sub-adviser ("sub-adviser") also disclose portfolio holdings on a more frequent basis as necessary in connection with the day-to-day operations and management of the Fund in accordance with the following requirements. Each portfolio holdings disclosure arrangement or practice must be approved in advance by the Fund's chief compliance officer, based on a finding that the Fund has a legitimate business purpose for the arrangement or practice, and that it is in the interest of Fund shareholders, and must be subject to an appropriate confidentiality agreement, approved by the Fund's chief compliance officer.

     Portfolio holdings are disclosed to the Fund's custodian, securities lending agents, independent registered public accounting firm, pricing service vendors and other persons who provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing, to the extent they require access to such information in order to fulfill their contractual obligations to the Fund, and only in accordance with the above requirements.

     Portfolio holdings may also be disclosed to persons assisting the Fund or its sub-adviser in the voting of proxies and to the Fund's bank lenders. In connection with managing the Fund, the Fund's investment manager or sub-adviser may disclose the Fund's portfolio holdings to third-party vendors that provide analytical systems services to the Fund's investment manager or sub-adviser on behalf of the Fund, and to certain third party industry information vendors, institutional investment consultants, and asset allocation service providers. From time to time, the Fund may disclose portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation. With respect to each of these entities, portfolio holdings information will be released only in accordance with the above requirements.

     The Fund has entered into ongoing arrangements to disclose portfolio holdings to the following entities:


     [To be updated]


     State Street Bank and Trust Company (the Fund's Custodian)
     FactSet Research Systems, Inc.
     The Goldman Sachs Trust Company, d/b/a Boston Global Advisors
     Lipper Inc.
     Bowne & Co., Inc. - Financial printers
     Ernst & Young LLP (the Fund's Independent Registered Public Accounting
     Firm)

     Portfolio holdings are disclosed at various times to State Street Bank and Trust Company and Lipper Inc., respectively, in order to fulfill their obligations to the Fund. Portfolio holdings are disclosed on a daily basis to the Fund's custodian, State Street Bank and Trust Company - Portfolio Accounting System (PAS), FactSet Research Systems, Inc., and Boston Global Advisors. Portfolio holdings are disclosed to Lipper Inc. on a monthly basis, with a lag time of two business days. Portfolio holdings are disclosed to Lipper Inc. and Bowne & Co., Inc. on a quarterly basis, with lag times of five and ten business days, respectively. Portfolio holdings are disclosed to the Fund's independent registered public accounting firm at least annually and otherwise upon request as necessary to enable the Fund's independent registered public accounting firm to provide services to the Fund, with no lag time.

     Additionally, when purchasing and selling their portfolio securities through broker-dealers, requesting bids on securities, or obtaining price quotations on securities, the Fund may disclose one or more of its portfolio securities to the party effecting the transaction or providing the information. In these cases, the Fund's chief compliance officer may waive the requirement of a formal confidentiality agreement, based on a finding that the broker-dealer is otherwise subject by law to a duty to maintain the confidentiality of the information and not to trade on non-public information, and, to the knowledge of the Fund's chief compliance officer, has not misused the information in the past.

     Subject to the procedures described below, Hartford or its sub-adviser may provide oral or written information ("portfolio commentary") about the Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Hartford or its sub-adviser may also provide oral or written information ("statistical information") about various financial characteristics of the Fund or its underlying portfolio securities including, but not limited to, beta, duration, maturity, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, tracking error, weighted average quality, market capitalization, percent debt to equity, dividend yield or growth, default rate, portfolio turnover, risk and style characteristics or other similar information. This portfolio commentary and statistical information about the Fund may be based on the Fund's most recent quarter-end portfolio or on some other interim period such as month-end. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as financial intermediaries and fiduciaries of a 401(k) plan or a trust and their advisers. The content and nature of the information provided to each of these persons may differ.

     In advance of Hartford or the sub-adviser providing "portfolio commentary" or "statistical information," the proposed arrangement or practice must be approved by the Fund's chief compliance officer upon a finding that such arrangement/practice is for a legitimate business purpose and in the interest of Fund shareholders. If the arrangement involves disclosure of "portfolio holdings information" within the meaning of the SEC rules, disclosure of such information must be approved by the Fund's chief compliance officer in accordance with the standards described above for disclosing portfolio holdings information.

     Hartford and its sub-adviser have implemented procedures reasonably designed to ensure that (1) any disclosure of the Fund's portfolio securities is made pursuant to a practice or arrangement approved by the Fund's chief compliance officer; (2) personnel who are in a position to disclose Fund portfolio holdings are appropriately trained to comply with the Fund's policies regarding the disclosure of portfolio holdings; and (3) each decision to approve a proposed disclosure arrangement or practice by the appropriate parties is documented in reasonable detail by the Fund's chief compliance officer or his/her designee.

     In no event will the Hartford or its sub-adviser or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of Fund portfolio holdings.

     The Fund's chief compliance officer will exercise oversight of disclosures of the Fund's portfolio holdings. It is the duty of the Fund's chief compliance officer to ensure that all disclosures of the portfolio holdings of the Fund are for a legitimate business purpose and in the interests of the Fund's shareholders, and in accordance with appropriate confidentiality arrangements. The Fund's chief compliance officer is also responsible for addressing conflicts of interest between the interests of Fund shareholders, on the one hand, and the interests of the Fund's investment manager, investment sub-adviser, principal underwriter, or any affiliated person of the Fund, its investment manager, investment sub-adviser, or its principal underwriter, on the other. Every violation of the portfolio holdings disclosure policy must be reported to the Fund's chief compliance officer.


     The Board of Directors of the Fund reviews and approves the Fund's policy on disclosure of portfolio holdings. The chief compliance officer of the investment manager will provide summaries of all newly approved portfolio holdings disclosure arrangements and practices, including information about the identities of the parties receiving such information, the reason for the disclosure, and the confidentiality agreements in place, to the Board of Directors of the Fund at the next occurring regular Board meeting. The chief compliance officer of the Fund and of the investment manager are responsible for reporting exceptions to and violations of this policy to the Board of Directors of the Fund at the next occurring regular Board meeting. There can be no assurance, however, that the Fund's portfolio holdings disclosure policy will prevent the misuse of such information by individuals or firms that receive such information.

                                FUND MANAGEMENT

     The Company has a board of directors who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the directors. The following tables set forth information about the directors and officers of the Company. The first table relates to those directors who are deemed not to be "interested persons" of the Company, as that term is defined in the 1940 Act (i.e., "non-interested directors"), while the second table provides information about the Company's "interested" directors and its officers.

NON-INTERESTED DIRECTORS


                                                                                             NUMBER OF
                                                  TERM OF                                  PORTFOLIOS IN
                                                OFFICE* AND                                FUND COMPLEX        OTHER
                            POSITION HELD WITH   LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY    DIRECTORSHIPS
 NAME, AGE AND ADDRESS        THE COMPANY        TIME SERVED      DURING PAST 5 YEARS        DIRECTOR     HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
LYNN S. BIRDSONG            Director            Since 2003    Since 1981,  Mr. Birdsong          85       Mr. Birdsong is a
(age 59)                                                      has been a partner in                       Director of The
c/o Hartford HLS Funds                                        Birdsong Company, an                        Japan Fund.
P.O. Box 2999                                                 advertising specialty
Hartford, CT  06104-2999                                      firm.   Since 2003, Mr.
                                                              Birdsong has been an
                                                              independent director of The
                                                              Japan Fund.  From 2003 to
                                                              March 2005, Mr. Birdsong
                                                              was an independent director
                                                              of the Atlantic Whitehall
                                                              Funds.  From 1979 to 2002,
                                                              Mr. Birdsong was a managing
                                                              director of Zurich Scudder
                                                              Investments, an investment
                                                              management firm.  During
                                                              his employment with
                                                              Scudder, Mr. Birdsong was
                                                              an interested Director of
                                                              The Japan Fund.  Mr.
                                                              Birdsong  is also a
                                                              Director of Hartford Series
                                                              Fund, Inc., The Hartford
                                                              Mutual Funds, Inc., The
                                                              Hartford Mutual Funds II,
                                                              Inc. and The Hartford
                                                              Income Shares Fund, Inc.

DR. ROBERT M. GAVIN         Director and        Director      Dr. Gavin is an educational        85               N/A
(age 65)                    Chairman of the     since 1986    consultant.  Prior to
c/o Hartford HLS Funds      Board               Chairman of   September 1, 2001, he was
P.O. Box 2999                                   the Board     President of Cranbrook
Hartford, CT  06104-2999                        since 2004    Education Community; and
                                                              prior to July 1996, he was
                                                              President of Macalester
                                                              College, St. Paul,
                                                              Minnesota.  Dr. Gavin is
                                                              also a Director and
                                                              Chairman of the Board of
                                                              Directors of Hartford
                                                              Series Fund, Inc., The
                                                              Hartford Mutual Funds Inc.,
                                                              The Hartford Mutual Funds
                                                              II, Inc. and The Hartford
                                                              Income Shares Fund, Inc.

                                                                                             NUMBER OF
                                                  TERM OF                                  PORTFOLIOS IN
                                                OFFICE* AND                                FUND COMPLEX        OTHER
                            POSITION HELD WITH   LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY    DIRECTORSHIPS
 NAME, AGE AND ADDRESS        THE COMPANY        TIME SERVED      DURING PAST 5 YEARS        DIRECTOR     HELD BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
DUANE E. HILL               Director            Since 2002    Mr. Hill is a Partner of           85               N/A
(age 60)                                                      TSG Ventures, L.P.  a
c/o Hartford HLS Funds                                        private equity investment
P.O. Box 2999                                                 company that invests
Hartford, CT  06104-2999                                      primarily in minority-owned
                                                              small businesses.  Mr. Hill
                                                              is a former partner of TSG
                                                              Capital Group, a private
                                                              equity investment firm that
                                                              serves as sponsor and lead
                                                              investor in leveraged
                                                              buyouts of middle market
                                                              companies.  Mr. Hill is
                                                              also a Director of Hartford
                                                              Series Fund, Inc., The
                                                              Hartford Mutual Funds,
                                                              Inc., The Hartford Mutual
                                                              Funds II, Inc. and The
                                                              Hartford Income Shares
                                                              Fund, Inc.

SANDRA S. JAFFEE            Director**          Since 2005    Ms. Jaffee is Chief                85               N/A
(age 64)                                                      Executive Officer of
c/o Hartford HLS Funds                                        Searchspace Group, a
P.O. Box 2999                                                 leading provider of
Hartford, CT  06104-2999                                      compliance/regulatory
                                                              technology to financial
                                                              institutions. Ms. Jaffee
                                                              served as an Entrepreneur
                                                              in Residence with Warburg
                                                              Pincus, a private equity
                                                              firm, from August 2004 to
                                                              August 2005.  From
                                                              September 1995 to July
                                                              2004, Ms. Jaffee served as
                                                              Executive Vice President at
                                                              Citigroup, where she was
                                                              President and Chief
                                                              Executive Officer of
                                                              Citibank's Global
                                                              Securities Services
                                                              (1995-2003). Ms. Jaffee is
                                                              also a Director of Hartford
                                                              Series Fund, Inc., The
                                                              Hartford Mutual Funds,
                                                              Inc., The Hartford Mutual
                                                              Funds II, Inc.  and The
                                                              Hartford Income Shares
                                                              Fund, Inc.

WILLIAM P. JOHNSTON         Director            Since 2005    Mr. Johnston joined the            85        Mr. Johnston is
(age 61)                                                      Board of Directors of Renal                  Chairman of the
c/o Hartford HLS Funds                                        Care Group, Inc. in                             Board of
P.O. Box 2999                                                 November 2002 and has                         Directors of
Hartford, CT  06104-2999                                      served as Chairman of the                   Renal Care Group,
                                                              the Board since March 2003.                       Inc.
                                                              From August 2001 until
                                                              December 2002, Mr. Johnston
                                                              was Managing Director of
                                                              SunTrust Robinson Humphrey,
                                                              the investment banking
                                                              division of SunTrust Banks,

                                                                                             NUMBER OF
                                                  TERM OF                                  PORTFOLIOS IN
                                                OFFICE* AND                                FUND COMPLEX        OTHER
                            POSITION HELD WITH   LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY    DIRECTORSHIPS
 NAME, AGE AND ADDRESS        THE COMPANY        TIME SERVED      DURING PAST 5 YEARS        DIRECTOR     HELD BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
                                                              Inc. From 1998 through
                                                              2001, Mr. Johnston was Vice
                                                              Chairman of the investment
                                                              banking affiliate of
                                                              SunTrust Banks, Inc., where
                                                              he also served as Chief
                                                              Executive Officer from 1998
                                                              through April 2000.  Mr.
                                                              Johnston is also a Director
                                                              of Hartford Series Fund,
                                                              Inc., The Hartford Mutual
                                                              Funds, Inc., The Hartford
                                                              Mutual Funds II, Inc. and
                                                              The Hartford Income Shares
                                                              Fund, Inc.

PHILLIP O. PETERSON         Director            Since 2000    Mr. Peterson is a mutual           85               N/A
(age 61)                                                      fund industry consultant.
c/o Hartford HLS Funds                                        He was a partner of KPMG LLP
P.O. Box 2999                                                 until July 1999. From
Hartford, CT  06104-2999                                      January 2004 to April 2005,
                                                              Mr. Peterson served as
                                                              Independent President of
                                                              the Strong Mutual Funds.
                                                              Mr. Peterson is also a
                                                              Director of Hartford Series
                                                              Fund, Inc., The Hartford
                                                              Mutual Funds, Inc., The
                                                              Hartford Mutual Funds II,
                                                              Inc. and The Hartford Income
                                                              Shares Fund, Inc.

LEMMA W. SENBET             Director            Since 2005    Since 1998, Dr. Senbet has         85               N/A
(age 59 )                                                     been Chair of the Finance
c/o Hartford HLS Funds                                        Department at the University
P.O. Box 2999                                                 of Maryland, Robert H. Smith
Hartford, CT  06104-2999                                      School of Business, where he
                                                              has been the William E. Mayer
                                                              Chair Professor of Finance
                                                              since 1990. Previously,
                                                              he was a chaired professor
                                                              of finance at the University
                                                              of Wisconsin-Madison.  In
                                                              addition, Dr. Senbet
                                                              previously served as an
                                                              independent Director of the
                                                              Fortis Funds from March 2000
                                                              until July 2002.  Dr. Senbet
                                                              is also a Director of
                                                              Hartford Series Fund, Inc.,
                                                              The Hartford Mutual Funds,
                                                              Inc., The Hartford Mutual
                                                              Funds II, Inc. and The
                                                              Hartford Income Shares Fund,
                                                              Inc.


* Term of Office: Each director may serve until his or her successor is elected and qualifies.

** Ms. Jaffee is a consultant for a controlling shareholder of Institutional Shareholder Services, Inc., an unaffiliated third party corporate governance research service company ("ISS"), and serves as a director of ISS and as a member of the Executive Committee of ISS' Board of Directors. From time to time, ISS may provide in-depth analyses of shareholder meeting agendas, vote recommendations, record-keeping or vote disclosure services to the sub-adviser.

OFFICERS AND INTERESTED DIRECTORS


                                                                                        NUMBER OF
                              POSITION      TERM OF                                   PORTFOLIOS IN
                              HELD WITH   OFFICE* AND                                  FUND COMPLEX        OTHER
                                THE        LENGTH OF    PRINCIPAL OCCUPATION(S)        OVERSEEN BY     DIRECTORSHIPS
 NAME, AGE AND ADDRESS        COMPANY     TIME SERVED     DURING PAST 5 YEARS           DIRECTOR      HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------
THOMAS M. MARRA**           Director      Since 2002    Mr. Marra is President and         85         Mr. Marra is a
(age 47)                                                Chief Operating Officer of                    member of the
c/o Hartford HLS Funds                                  Hartford Life, Inc. He is                     Board of
P.O. Box 2999                                           also a member of the Board                    Directors of The
Hartford, CT 06104-2999                                 of Directors and a member                     Hartford.
                                                        of the Office of the
                                                        Chairman for The Hartford
                                                        Financial Services Group,
                                                        Inc. ("The Hartford"), the
                                                        parent company of Hartford
                                                        Life.  Mr. Marra was named
                                                        President of Hartford Life
                                                        in 2001 and COO in 2000,
                                                        and served as Director of
                                                        Hartford Life's Investment
                                                        Products Division from 1998
                                                        to 2000. Mr. Marra is also
                                                        a Managing Member and
                                                        President of Hartford
                                                        Investment Financial
                                                        Services, LLC ("HIFSCO")
                                                        and HL Investment Advisors,
                                                        LLC ("HL Advisors"). Mr.
                                                        Marra served as Chairman of
                                                        the Board of the Company
                                                        from 2002 to 2004. He
                                                        currently also serves as a
                                                        Director of Hartford Series
                                                        Fund, Inc., The Hartford
                                                        Mutual Funds, Inc., The
                                                        Hartford Mutual Funds II,
                                                        Inc. and The Hartford
                                                        Income Shares Fund, Inc.
                                                        and served as Chairman of
                                                        the Board of these
                                                        companies from 2002 to 2004

                                                                                        NUMBER OF
                              POSITION      TERM OF                                   PORTFOLIOS IN
                              HELD WITH   OFFICE* AND                                  FUND COMPLEX        OTHER
                                THE        LENGTH OF    PRINCIPAL OCCUPATION(S)        OVERSEEN BY     DIRECTORSHIPS
 NAME, AGE AND ADDRESS        COMPANY     TIME SERVED     DURING PAST 5 YEARS           DIRECTOR      HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------
LOWNDES A. SMITH**          Director      Since 2002    Mr. Smith served as Vice           85         Mr. Smith is a
(age 66)                                                Chairman of The Hartford                      Director of
c/o Hartford HLS Funds                                  from  February 1997 to                        White Mountains
P.O. Box 2999                                           January 2002, as President                    Insurance Group,
Hartford, CT 06104-2999                                 and Chief Executive Officer                   Ltd.
                                                        of Hartford Life, Inc. from
                                                        February 1997 to January
                                                        2002, and as President and
                                                        Chief Operating Officer of
                                                        The Hartford Life Insurance
                                                        Companies from January 1989
                                                        to January 2002.  Mr. Smith
                                                        is also a Director of
                                                        Hartford Series Fund, Inc.,
                                                        The Hartford Mutual Funds,
                                                        Inc., The Hartford Mutual
                                                        Funds II, Inc. and The
                                                        Hartford Income Shares
                                                        Fund, Inc.

DAVID M. ZNAMIEROWSKI       President     Since 2001(1) Mr. Znamierowski currently         84               N/A
(age 45)                    and Chief                   serves as President of
c/o Hartford HLS Funds      Executive                   Hartford Investment
P.O. Box 2999               Officer                     Management Company
Hartford, CT 06104-2999                                 ("Hartford Investment
                                                        Management"), Executive
                                                        Vice President and Chief
                                                        Investment Officer for The
                                                        Hartford, Hartford Life,
                                                        Inc., and Hartford Life
                                                        Insurance Company.  Mr.
                                                        Znamierowski is also a
                                                        Managing Member, Executive
                                                        Vice President and Chief
                                                        Investment Officer of
                                                        HIFSCO and HL Advisors.
                                                        In addition, Mr.
                                                        Znamierowski serves as a
                                                        Director of Hartford Series
                                                        Fund, Inc., The Hartford
                                                        Mutual Funds, Inc. and The
                                                        Hartford Mutual Funds II,
                                                        Inc. and as President and
                                                        Chief Executive Officer of
                                                        Hartford Series Fund, Inc.,
                                                        The Hartford Mutual Funds,
                                                        Inc., The Hartford Mutual
                                                        Funds II, Inc. and The
                                                        Hartford Income Shares
                                                        Fund, Inc.
ROBERT M. ARENA             Vice          Since 2006                                       N/A              N/A
(age __)                    President
c/o Hartford HLS Funds
P.O. Box 2999
Hartford, CT 06104-2999

                                                                                        NUMBER OF
                              POSITION      TERM OF                                   PORTFOLIOS IN
                              HELD WITH   OFFICE* AND                                  FUND COMPLEX        OTHER
                                THE        LENGTH OF    PRINCIPAL OCCUPATION(S)        OVERSEEN BY     DIRECTORSHIPS
 NAME, AGE AND ADDRESS        COMPANY     TIME SERVED     DURING PAST 5 YEARS           DIRECTOR      HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------
TAMARA L. FAGELY            Vice          Since 1993    Ms. Fagely has been Vice           N/A              N/A
(age 47)                    President,                  President of HASCO since
500 Bielenberg Drive        Controller                  1998.  Currently, Ms.
Woodbury, MN 55125          and                         Fagely is a Vice President
                            Treasurer                   of Hartford Life. She
                                                        served as Assistant Vice
                                                        President of Hartford Life
                                                        from December 2001 through
                                                        March 2005. In addition,
                                                        Ms. Fagely is Controller of
                                                        HIFSCO and Vice President,
                                                        Controller and Treasurer of
                                                        Hartford Series Fund, Inc.,
                                                        The Hartford Mutual Funds,
                                                        Inc., The Hartford Mutual
                                                        Funds II, Inc. and The
                                                        Hartford Income Shares
                                                        Fund, Inc.

GEORGE R. JAY               Vice          Since 2001    Mr. Jay serves as Assistant        N/A              N/A
(age 54)                    President                   Vice President of Hartford
c/o Hartford HLS Funds      and Chief                   Life Insurance Company. He
P.O. Box 2999               Compliance                  also serves as Chief
Hartford, CT 06104-2999     Officer                     Broker/Dealer Compliance
                                                        Officer for HISFCO and Vice
                                                        President and Chief
                                                        Compliance Officer of
                                                        Hartford Series Fund, Inc.,
                                                        The Hartford Mutual Funds,
                                                        Inc., The Hartford Mutual
                                                        Funds II, Inc. and The
                                                        Hartford Income Shares
                                                        Fund, Inc.

                                                                                        NUMBER OF
                              POSITION      TERM OF                                   PORTFOLIOS IN
                              HELD WITH   OFFICE* AND                                  FUND COMPLEX        OTHER
                                THE        LENGTH OF    PRINCIPAL OCCUPATION(S)        OVERSEEN BY     DIRECTORSHIPS
 NAME, AGE AND ADDRESS        COMPANY     TIME SERVED     DURING PAST 5 YEARS           DIRECTOR      HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------
EDWARD P. MACDONALD         Vice          Since 2005    Mr. Macdonald serves as            N/A              N/A
(age 38)                    President                   Assistant General Counsel
c/o Hartford HLS Funds      and                         of The Hartford.
P.O. Box 2999               Secretary                   Additionally, Mr. Macdonald
Hartford, CT 06104-2999                                 serves as Vice President
                                                        and Secretary for Hartford
                                                        Series Fund, Inc., The
                                                        Hartford Mutual Funds,
                                                        Inc., The Hartford Mutual
                                                        Funds II, Inc. and The
                                                        Hartford Income Shares
                                                        Fund, Inc.  Prior to
                                                        joining The Hartford in
                                                        2005, Mr. Macdonald was
                                                        Chief Counsel Investment
                                                        Management for Prudential
                                                        Financial (formerly
                                                        American Skandia Investment
                                                        Services, Inc.). He joined
                                                        Prudential in April 1999.

VERNON  J. MEYER                          Since 2006                                       N/A              N/A
(age __)
c/o Hartford HLS Funds
P.O. Box 2999
Hartford, CT 06104-2999
DENISE A. SETTIMI           Vice          Since 2005    Ms. Settimi currently              N/A              N/A
(age 45)                    President                   serves as Operations
c/o Hartford HLS Funds                                  Officer of HASCO.
500 Bielenberg Drive                                    Previously, Ms. Settimi was
Woodbury, MN 55125                                      with American Express
                                                        Financial Advisors, where
                                                        she was Director of
                                                        Retirement Plan Services
                                                        from 1997 to 2003.  In
                                                        addition, Ms. Settimi is a
                                                        Vice President of Hartford
                                                        Series Fund, Inc., The
                                                        Hartford Mutual Funds,
                                                        Inc., The Hartford Mutual
                                                        Funds II, Inc. and The
                                                        Hartford Income Shares
                                                        Fund, Inc.

                                                                                        NUMBER OF
                              POSITION      TERM OF                                   PORTFOLIOS IN
                              HELD WITH   OFFICE* AND                                  FUND COMPLEX        OTHER
                                THE        LENGTH OF    PRINCIPAL OCCUPATION(S)        OVERSEEN BY     DIRECTORSHIPS
 NAME, AGE AND ADDRESS        COMPANY     TIME SERVED     DURING PAST 5 YEARS           DIRECTOR      HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------
JOHN C. WALTERS             Vice          Since 2001(1) Mr. Walters serves as              N/A              N/A
(age 44)                    President                   Executive Vice President
c/o Hartford HLS Funds                                  and Director of the
P.O. Box 2999                                           Investment Products
Hartford, CT 06104-2999                                 Division of Hartford Life
                                                        Insurance Company.  Mr.
                                                        Walters is also a Managing
                                                        Member and Executive Vice
                                                        President of HIFSCO and HL
                                                        Advisors. In addition, Mr.
                                                        Walters is Vice President
                                                        of Hartford Series Fund,
                                                        Inc., The Hartford Mutual
                                                        Funds, Inc., The Hartford
                                                        Mutual Funds II, Inc. and
                                                        The Hartford Income Shares
                                                        Fund, Inc.  Previously, Mr.
                                                        Walters was with First
                                                        Union Securities.


*Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

**"Interested person," as defined in the 1940 Act, of the Company because of the person's affiliation with, or equity ownership of, HL Advisors, Hartford Investment Management or affiliated companies.

(1)Mr. Znamierowski has served as President of the Company from 2001 to date and as Chief Executive Officer of the Company from 2005 to date, with the exception of February 1, 2005 to March 27, 2005, when Mr. Walters served in those capacities.

     All directors and officers of Hartford HLS Series Fund II, Inc., except for David Znamierowski, are also directors and officers of four other registered investment companies in the fund complex, which is comprised of those investment companies for which HIFSCO or HL Advisors serves as investment adviser. In addition to being an officer of Hartford HLS Series Fund II, Inc., Mr. Znamierowski is also a director of three other registered investment companies in the fund complex and an officer of four other registered investment companies in the fund complex.


     STANDING COMMITTEES. The board of directors of the Company has established an Audit Committee, a Compliance Committee, an Investment Committee, a Litigation Committee and a Nominating Committee.

     The Audit Committee currently consists of the following non-interested directors: Robert M. Gavin, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson. The Audit Committee (i) oversees the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (ii) assists the board of directors in its oversight of the qualifications, independence and performance of the Fund's independent registered public accounting firm; the quality, objectivity and integrity of the Fund's financial statements and the independent audit thereof; and the performance of the Fund's internal audit function, and
(iii) acts as a liaison between the Fund's independent registered public accounting firm and the respective full board. The Fund's independent registered accounting firm shall report directly to the Audit Committee. The Audit Committee regularly reports to the board of directors.

     The Compliance Committee currently consists of Robert M. Gavin, Sandra S. Jaffee, William P. Johnston, Thomas M. Marra and Phillip O. Peterson. The Compliance Committee assists the board in its oversight of the implementation by the Fund of policies and procedures that are reasonably designed to prevent the Fund from violating the Federal Securities Laws.

     The Investment Committee currently consists of Lynn S. Birdsong, Duane E. Hill, Lemma W. Senbet, Lowndes A. Smith and David M. Znamierowski. The Investment Committee, which was established on February 1, 2005, assists the board in its oversight of the Fund's investment performance and related matters.

     The Litigation Committee consists of the following non-interested directors: Lynn S. Birdsong, Duane E. Hill and Sandra S. Jaffee. The Litigation Committee, which was established on April 26, 2004, manages any legal actions that are brought by, on behalf of or against the Fund, its board and/or its non-interested directors.

     The Nominating Committee currently consists of all non-interested directors: Lynn S. Birdsong, Robert M. Gavin, Duane E. Hill, Sandra S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma Senbet. The Nominating Committee screens and selects candidates to the board of directors. The Nominating Committee will consider nominees recommended by shareholders for non-interested director positions if a vacancy among the non-interested directors occurs and if the nominee meets the Committee's criteria.

     During the fiscal year ended December 31, 2005, the above referenced committees of Hartford HLS Series Fund II, Inc. met the following number of times: Audit Committee - six times, Compliance Committee - one time, Investment Committee - five times, Litigation Committee - three times and Nominating Committee - three times.

     The following table discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2005 (i) in the Fund and
(ii) on an aggregate basis in any registered investment company overseen by the director within the same family of investment companies.


NON-INTERESTED DIRECTORS


                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                        SECURITIES IN ALL REGISTERED
                                                      INVESTMENT COMPANIES OVERSEEN
                           DOLLAR RANGE OF EQUITY         BY DIRECTOR IN FAMILY OF
NAME OF DIRECTOR           SECURITIES IN THE FUND          INVESTMENT COMPANIES
Lynn S. Birdsong
Dr. Robert M. Gavin
Duane E. Hill
Sandra S. Jaffee
William P. Johnston
Phillip O. Peterson
Lemma W. Senbet

INTERESTED DIRECTORS


                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                        SECURITIES IN ALL REGISTERED
                                                      INVESTMENT COMPANIES OVERSEEN
                           DOLLAR RANGE OF EQUITY         BY DIRECTOR IN FAMILY OF
NAME OF DIRECTOR           SECURITIES IN THE FUND          INVESTMENT COMPANIES
Thomas M. Marra
Lowndes A. Smith
David M. Znamierowski



     COMPENSATION OF OFFICERS AND DIRECTORS The Company does not pay salaries or compensation to any officer or director who is employed by The Hartford. The chart below sets forth the compensation paid by the Company to the following directors for the fiscal year ended December 31, 2005 and certain other information.



                                                           PENSION OR                           TOTAL COMPENSATION
                                        AGGREGATE      RETIREMENT BENEFITS  ESTIMATED ANNUAL  FROM THE COMPANY AND
                                       COMPENSATION     ACCRUED AS PART OF   BENEFITS UPON     FUND COMPLEX PAID TO
  NAME OF PERSON, POSITION           FROM THE COMPANY      FUND EXPENSES       RETIREMENT           DIRECTORS*
---------------------------------------------------------------------------------------------------------------------
Lynn S. Birdsong, Director
Dr. Robert M. Gavin, Director
Duane E. Hill, Director
Sandra S. Jaffee, Director(1)
William P. Johnston, Director(2)
Phillip O. Peterson, Director
Millard H. Pryor, Jr., Director(3)
Lemma W. Senbet, Director(4)                                   __                    __
Lowndes A. Smith, Director



* As of December 31, 2005, five registered investment companies in the fund complex paid compensation to the directors.

(1) Appointed a director of Hartford HLS Series Fund II, Inc. on February 1, 2005, and subsequently elected a director of the Company on September 7, 2005.
(2)  Elected a director of the Company on September 7, 2005.
(3)  Deceased March 1, 2005.
(4)  Appointed a director of the Company on September 13, 2005.

     [As of March 31, 2006, the officers and directors as a group beneficially owned less than 1% of the outstanding shares of the Fund.]


     The Company's Articles of Incorporation provide that the Company to the full extent permitted by Maryland law and the federal securities laws shall indemnify the directors and officers of the Company. The Articles of Incorporation do not authorize the Company to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

                       INVESTMENT MANAGEMENT ARRANGEMENTS

     The Company, on behalf of the Fund, has entered into an investment management agreement with HL Investment Advisors, LLC ("HL Advisors"). The investment management agreement provides that HL Advisors, subject to the supervision and approval of the Company's board of directors, is responsible for the management of the Fund. HL Advisors is responsible for investment management supervision of the Fund. The investment management agreement does not require HL Advisors to bear the costs of the Fund's transfer agent, registrar, and dividend disbursing agent. In addition, Hartford Life provides administrative services to the Fund including personnel, services, equipment and facilities and office space for proper operation of the Fund. Administrative services provided by Hartford Life to the Fund are covered by the management fee paid by the Fund to HL Advisors under the applicable investment management agreement. Although Hartford Life, or its affiliates, have agreed to arrange for the provision of additional services necessary for the proper operation of the Fund, the Fund pays for these services directly.


     HL Advisors has entered into a sub-advisory agreement with the sub-adviser of the Fund. Under the sub-advisory agreement, subject to the general supervision of the board of directors and HL Advisors, the sub-adviser is responsible for (among other things) the day-to-day investment and reinvestment of the assets of the Fund and furnishing the Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for the Fund. Janus Capital Management LLC ("Janus") has entered into an agreement with Perkins, Wolf, McDonnell and Company, LLC ("Perkins") to provide the day-to-day investment management for the Fund.

     The Company has received an exemptive order from the Securities and Exchange Commission under which it uses a "Manager of Managers" structure. HL Advisors has responsibility, subject to oversight by the Company's board of directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HL Advisors to appoint new sub-advisers, not affiliated with HL Advisors, with approval by the board of directors and without obtaining approval from those shareholders/contract holders that participate in the Fund. Within 90 days after hiring any new sub-adviser, affected shareholders/contract holders will receive information about the new sub-advisory relationship.


     The specific conditions of the exemptive order are as follows:

1. Before the Company may rely on the exemptive order, the operation of the Company under a Manager of Managers structure must be approved by a majority of the outstanding voting securities. This approval was received in a shareholder meeting held August 12, 1999.


2. The Fund must disclose in its prospectuses the existence, substance and effect of the exemptive order. In addition, the Company must hold itself out to the public as employing the Manager of Managers structure. The prospectus will prominently disclose that HL Advisors has ultimate responsibility (subject to oversight by the board of directors) to oversee the sub-advisers and recommend their hiring, termination and replacement.

3. Within ninety (90) days of the hiring of any new sub-adviser, the shareholders/contract holders participating in the Fund will be furnished all information about the new sub-adviser that would be included in a proxy statement, except as modified by the order to permit aggregate fee disclosure. This information will include aggregate fee disclosure and any change in such disclosure caused by the addition of a new sub-adviser. HL Advisors will meet this condition by providing shareholders/contract holders with an information statement meeting the requirements of Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as modified by the order to permit aggregate fee disclosure.

4. HL Advisors will not enter into a sub-advisory agreement with any affiliated sub-adviser without that sub-advisory agreement, including the compensation to be paid thereunder, being approved by shareholders/contract holders.



5. At all times, a majority of the board of directors of the Company will be directors who are not "interested persons," as that term is defined in
     Section 2(a)(19) of the 1940 Act, of the Company ("Independent Directors"), and the nomination of new or additional Independent Directors will be at the discretion of the then-existing Independent Directors.

6. When a sub-adviser change is proposed for the Fund with an affiliated sub-adviser, the board of directors, including a majority of the Independent Directors, will make a separate finding, reflected in the board of directors' minutes, that the change is in the best interests of the Fund and the shareholders/contract holders participating in the Fund and does not involve a conflict of interest from which HL Advisors or the affiliated sub-adviser derives an inappropriate advantage.

7. HL Advisors will provide general management services to the Company and the Fund, including overall supervisory responsibility for the general management and investment of the Fund's securities portfolio, and, subject to review and approval by the board of directors, will: (a) set the Fund's overall investment strategies; (b) evaluate, select and recommend sub-advisers to manage all or a part of the Fund's assets; (c) allocate and, when appropriate, reallocate the Fund's assets among multiple sub-advisers; (d) monitor and evaluate the investment performance of sub-advisers; and (e) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund's investment objective, policies and restrictions.

8. No director or officer of the Company or directors or officers of HL Advisors will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in any sub-adviser except for (i) ownership of interests in HL Advisors or any entity that controls, is controlled by or is under common control with HL Advisors; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a sub-adviser or any entity that controls, is controlled by or is under common control with a sub-adviser.


9. The Company will include in its registration statement the aggregate fee disclosure.

10. Independent counsel knowledgeable about the 1940 Act and the duties of Independent Directors will be engaged to represent the Independent Directors of the Fund. The selection of such counsel will be within the discretion of the then-existing Independent Directors.


11. HL Advisors will provide the board of directors, no less often than quarterly, with information about HL Advisors' profitability on a per-Fund basis. Such information will reflect the impact on profitability of the hiring or termination of any sub-adviser during the applicable quarter.

12. When a sub-adviser is hired or terminated, HL Advisors will provide the board of directors with information showing the expected impact on HL Advisors' profitability.

     As provided by the investment management agreement, the Fund pays a monthly management fee to HL Advisors (which covers, in addition to investment management services, certain administrative services, which are provided by Hartford Life). These fees are accrued daily and paid monthly, at an annual rate stated as a percentage of the Fund's average daily net asset value as follows:


              FUND                            AVERAGE DAILY NET ASSETS                 ANNUAL RATE
              ----                            ------------------------                 -----------
              SmallCap Value HLS Fund         First $50 million                             0.900%
                                              Amount over $50 million                       0.850%


     HL Advisors, not the Fund, pays the sub-advisory fee to Janus. The sub-advisory fee rates are as follows:

     FUND                     SUB-ADVISER    AVERAGE DAILY NET ASSETS      ANNUAL RATE
     ----                     -----------    ------------------------      -----------
     SmallCap Value HLS Fund  Janus          First $50 million                0.500%
                                             Amount over $50 million          0.450%


     Janus pays Perkins an amount equal to .25 of 1% of the Fund's first $50 million of average daily net assets and .225 of 1% of the Fund's net assets in excess of $50 million.

     The Fund paid the following management fees to HL Advisors for the periods shown:


        FUND                             2005         2004         2003
        ----                             ----         ----         ----
        SmallCap Value HLS Fund                    $  940,149   $  784,701



     For the last three fiscal years, HL Advisors paid aggregate sub-advisory fees to the sub-advisers as follows:



        FUND                             2005         2004         2003
        ----                             ----         ----         ----
        SmallCap Value HLS Fund                    $  509,491   $  427,194



     Pursuant to the investment management agreement and investment sub-advisory agreements, neither HL Advisors nor the sub-advisers are liable to the Fund or its shareholders for an error of judgment or mistake of law or for a loss suffered by the Fund in connection with the matters to which its respective agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the sub-advisers in the performance of their duties or, with the exception of Janus, from their reckless disregard of the obligations and duties under the applicable agreement.

     HL Advisors, whose principal business address is at 200 Hopmeadow Street, Simsbury, Connecticut 06089, was organized in 1981. As of December 31, 2005, HL Advisors had over $61.0 billion in assets under management.


     Hartford Life, an affiliate of HL Advisors, provides fund accounting services to the Fund, including, but not limited to, daily pricing of portfolio securities; computation of the net asset value and the net income of the Fund in accordance with the Fund's prospectus and statement of additional information; calculation of dividend and capital gain distributions, if any; preparation of various reports; and such other similar services with respect to the Fund as may be reasonably requested by the Fund.

     Hartford Life provides such fund accounting services to the Fund pursuant to a fund accounting agreement by and between Hartford HLS Series Fund II, Inc., on behalf of the Fund, Hartford Life and HL Advisors dated May 1, 2002. For the last three fiscal years, no reimbursement or compensation was paid to Hartford Life pursuant to the fund accounting agreement.

     HL Advisors, and its affiliates, may make payments from time to time from their own resources, which may include the management fees paid by the Fund, to compensate broker dealers, financial institutions, and other persons for providing distribution assistance and administrative services and to otherwise indirectly promote the sale of shares of the Fund by promoting the sale of variable contracts including paying for the preparation, printing and distribution of prospectuses and sales literature or other promotional activities.

     The Company, Hartford Securities Distribution Company, Inc. and HL Advisors have each adopted a Code of Ethics designed to protect the interests of the Fund's shareholders. Under each Code of Ethics, investment personnel are permitted to trade securities for their own account, including securities that may be purchased or held by the Fund, subject to a number of restrictions. Each Code of Ethics has been filed with the SEC and may be viewed by the public.

                               PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY PERKINS, WOLF, MCDONNELL AND COMPANY, LLC


     The following table lists the number and types of other accounts managed by the Perkins portfolio managers and assets under management in those accounts as of December 31, 2005:



                          REGISTERED
                          INVESTMENT
                            COMPANY              ASSETS              POOLED       ASSETS         OTHER              ASSETS
 PORTFOLIO MANAGER         ACCOUNTS             MANAGED             ACCOUNTS      MANAGED       ACCOUNTS            MANAGED
--------------------   ----------------   --------------------   ---------------  -------   ---------------   ------------------
Robert H. Perkins             8           $      8,603,167,768          0         N/A             15          $    1,446,889,479

Thomas H. Perkins             8           $      8,603,167,768          0         N/A             15          $    1,446,889,479

Todd Perkins                  3           $      2,806,908,528          0         N/A              3          $      905,450,296



CONFLICTS OF INTEREST BETWEEN HARTFORD SMALLCAP VALUE HLS FUND AND OTHER
ACCOUNTS


     The following information relates to the period ended December 31, 2005.

     The SmallCap Value HLS Fund's portfolio managers may manage other funds and accounts with investment strategies similar to the SmallCap Value HLS Fund. The adviser may charge varying rates of advisory fees to these accounts and the portfolio managers may personally invest in some but not all of these accounts. Theoretically, these factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts or funds outperforming the SmallCap Value HLS Fund. A conflict could also arise if a portfolio manager were to identify a limited investment opportunity appropriate for more than one account (including the SmallCap Value HLS Fund), because the SmallCap Value HLS Fund might not be able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. These risks are mitigated, however, by the fact that accounts with similar investment strategies managed by the portfolio managers are generally managed in a similar fashion, with exceptions to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings transferred in-kind when an account is opened, differences in cash flows and account sizes of each account, and similar factors.


COMPENSATION OF PERKINS PORTFOLIO MANAGERS

     The following information relates to the period ended December 31, 2005.

     The portfolio managers who manage the SmallCap Value HLS Fund receive base pay in the form of a fixed annual salary paid by Perkins.

     In addition, the portfolio managers, as part owners of Perkins Wolf, also receive compensation by virtue of their ownership interests in the firm. Portfolio managers are also entitled to participate in such life insurance, medical, profit sharing and other programs as may be made generally available from time to time by Perkins for the benefit of its employees generally.

EQUITY SECURITIES BENEFICIALLY OWNED BY PERKINS PORTFOLIO MANAGERS


     The dollar range of equity securities in SmallCap Value HLS Fund beneficially owned by the Perkins portfolio managers who sub-advise SmallCap Value HLS Fund are as follows for the fiscal year ended December 31, 2005:

                             DOLLAR RANGE OF EQUITY SECURITIES
PORTFOLIO MANAGER            BENEFICIALLY OWNED
-----------------            ------------------
Robert H. Perkins            None

Thomas H. Perkins            None

Todd  Perkins                None


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to any policy established by the board of directors and HL Advisors, the sub-adviser is primarily responsible for the investment decisions of the Fund and the placing of its portfolio transactions. In placing orders, it is the policy of the Fund (except as described below) to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While the sub-adviser generally seeks reasonably competitive spreads or commissions, the Fund does not necessarily pay the lowest possible spread or commission. Upon instructions from HL Advisors, the sub-adviser may direct certain brokerage transactions to broker/dealers that pay for certain services used by the Fund. HL Advisors may also instruct the Fund's sub-adviser to direct certain brokerage transactions, using best efforts, subject to obtaining best execution, to broker/dealers in connection with a commission recapture program used to defray fund expenses for the Fund.

     The sub-adviser generally deals directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. In addition, the sub-adviser may effect certain "riskless principal" transactions through certain dealers in the over-the-counter market under which "commissions" are paid on such transactions. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

     While the sub-adviser seeks to obtain the most favorable net results in effecting transactions in the Fund's portfolio securities, broker-dealers who provide investment research to the sub-adviser may receive orders for transactions from the sub-adviser. Such research services ordinarily consist of assessments and analyses of or affecting the business or prospects of a company, industry, economic sector or financial market. Some of these services are of value to the sub-adviser, or its affiliates, in advising various of their clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. To the extent consistent with Section 28(e) of the 1934 Act, the sub-adviser may cause the Fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the sub-adviser an amount in respect of securities transactions for the Fund in excess of the amount that another broker-dealer would have charged in respect of that transaction. Information so received is in addition to and not in lieu of the services that the sub-adviser must perform under the investment sub-advisory agreement. In circumstances where two or more broker-dealers are equally capable of providing best execution, the sub-adviser may, but is under no obligation to, choose the broker-dealer that provides superior research or analysis as determined by the sub-adviser in its sole discretion. The management fee paid by the Fund is not reduced because the sub-adviser, or its affiliates, receives these services even though they might otherwise be required to purchase some of these services for cash. Some of these services are of value to the sub-adviser, or its affiliates, in advising various of their clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund.

     To the extent that accounts managed by a sub-adviser are simultaneously engaged in the purchase of the same security as the Fund, then, as authorized by the Company's board of directors, available securities may be allocated to the Fund or other client account and may be averaged as to price in a manner determined by the sub-adviser to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by the Fund. In some cases, this system might adversely affect the price paid by the Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for the Fund (for example, in the case of a small issue). Likewise, if accounts managed by the sub-adviser are simultaneously engaged in the sale of the same security, the same process may be followed with similar consequences.

     Accounts managed by the sub-adviser (or its affiliates) may hold securities held by the Fund. Because of different investment objectives or other factors, a particular security may be bought by the sub-adviser for one or more clients when one or more clients are selling the same security.


     For the last three fiscal years, the Fund has paid the following brokerage commissions:


FUND                          2005       2004          2003
----                          ----       ----          ----
SmallCap Value HLS Fund                $ 214,526      $ 268,444


     In general, changes in the amount of brokerage commissions paid by the Fund are due primarily to the Fund's asset growth, cash flows and changes in portfolio turnover.


     [For the fiscal year ended December 31, 2005, the Fund did not pay any brokerage commissions to firms in recognition of research services.]


                                  FUND EXPENSES

     The Fund assumes and pays the following costs and expenses: interest; taxes; brokerage charges (which may be to affiliated broker-dealers); costs of preparing, printing and filing any amendments or supplements to the registration forms of the Fund and its securities; all federal and state registration, qualification and filing costs and fees, issuance and redemption expenses, transfer agency and dividend and distribution disbursing agency costs and expenses; custodian fees and expenses; auditing and legal expenses; fidelity bond and other insurance premiums; fees and salaries of directors, officers and employees of the Fund other than those who are also officers of Hartford Life; industry membership dues; all annual and semiannual reports and prospectuses mailed to the Fund's shareholders as well as all quarterly, annual and any other periodic report required to be filed with the SEC or with any state; any notices required by a federal or state regulatory authority, and any proxy solicitation materials directed to the Fund's shareholders as well as all printing, mailing and tabulation costs incurred in connection therewith, and any expenses incurred in connection with the holding of meetings of the Fund's shareholders, expenses related to distribution activities as provided under the Fund's Rule 12b-1 distribution plan for Class IB shares and other miscellaneous expenses related directly to the Fund's operations and interest.

                            DISTRIBUTION ARRANGEMENTS

     The Fund's shares are sold by Hartford Securities Distribution Company, Inc. (the "distributor") on a continuous basis to separate accounts sponsored by The Hartford and its affiliates, and by entities associated with The Hartford, Fortis Benefits and First Fortis, and to certain qualified retirement plans.


     The distributor is authorized by the Company to receive purchase and redemption orders on behalf of the Fund. The distributor has the authority to, and has authorized one or more financial services institutions and/or qualified plan intermediaries to receive purchase and redemption orders on behalf of the Fund, subject to the Fund's policies and procedures with respect to frequent purchases and redemptions of Fund shares and applicable law. In these circumstances, a Fund will be deemed to have received a purchase or redemption order when an authorized financial services institution and/or qualified plan intermediary receives the order. Accordingly, orders will be priced at that Fund's next net asset value to be computed after the orders are received by an authorized financial services institution and/or qualified plan intermediary and accepted by the Fund. The Fund's net asset value is determined in the manner described in the Fund's prospectus.


     The Company, on behalf of the Fund, has adopted a distribution plan (the "Plan") for Class IB shares pursuant to appropriate resolutions of the Fund's board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset based sales charges.

     Pursuant to the Plan, the Fund may compensate the distributor for its expenditures in financing any activity primarily intended to result in the sale of Fund shares. The expenses of the Fund pursuant to the Plan are accrued on a fiscal year basis and may not exceed the annual rate of 0.25% of the Fund's average daily net assets attributable to Class IB shares. All or any portion of this fee may be remitted to dealers who provide distribution or shareholder account services.

     Distribution fees paid to the distributor may be spent on any activities or expenses primarily intended to result in the sale of the Fund's shares including
(a) compensation to and expenses, including overhead and telephone expenses, of employees of the distributor engaged in the distribution of the Class IB shares of the Fund; (b) printing and mailing of prospectuses, statements of additional information, and reports for prospective purchasers of variable annuity contracts or variable life insurance contracts ("Variable Contracts") investing indirectly in Class IB shares of the Fund; (c) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts investing indirectly in Class IB shares of the Fund; (d) expenses relating to the development, preparation, printing, and mailing of Fund advertisements, sales literature, and other promotional materials describing and/or relating to the Class IB shares of the Fund; (e) expenses of holding seminars and sales meetings designed to promote the distribution of the Class IB shares of the Fund; (f) expenses of obtaining information and providing explanations to variable contract owners regarding Fund investment objectives and policies and other information about the Fund, including performance; (g) expenses of training sales personnel regarding the Class IB shares of the Fund; (h) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Class IB shares of the Fund; and
(i) expenses of personal services and/or maintenance of Variable Contract accounts with respect to Class IB shares attributable to such accounts. This Plan is considered a compensation type plan, which means the distributor is paid the agreed upon fee regardless of the distributor's expenditures.

     In accordance with the terms of the Plan, the distributor provides to the Fund, for review by the Fund's board of directors, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made.

     The Plan was adopted by a majority vote of the Fund's board of directors, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of voting on the Plan. In approving the Plan, the directors identified and considered a number of potential benefits which the Plan may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity and the ability to sell shares of the Fund through adviser and broker distribution channels. The board of directors believes that there is a reasonable likelihood that the Plan will benefit the Class IB shareholders of the Fund. Under its terms, the Plan remains in effect from year to year provided such continuance is approved annually by vote of the directors in the manner described above. The Plan may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected thereby, and material amendments to the Plan must also be approved by the board of directors in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" of the Fund affected thereby. The Plan will automatically terminate in the event of its assignment.


     For the fiscal year ended December 31, 2005, the Class IB Shares of the Fund paid 12b-1 fees of [__]. The entire amount of the 12b-1 fees was paid as compensation to the distributor, which remitted the entire amount, either directly or indirectly through affiliated insurance companies, to dealers as compensation.


     The distributor and its affiliates may pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the Fund's shares and/or for the servicing of those shares.

                        PURCHASE AND REDEMPTION OF SHARES

     For information regarding the purchase or sale (redemption) of Fund shares, see "Purchase and Redemption of Fund Shares" in the Fund's prospectus.

                            SUSPENSION OF REDEMPTIONS

     Under unusual circumstances, the Fund may suspend repurchases or postpone payment of redemption proceeds for more than seven days, as permitted by federal securities law. The Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by the Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for the Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

                        DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of the Fund is determined by Hartford Life in the manner described in the Fund's prospectus. The Fund is closed for business and does not price its shares on the following business holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the NYSE. Securities held by the Fund are valued as follows: debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of securities. Loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by the board of directors. Generally, the Fund uses fair valuation in regards to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. The Fund's debt investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.


     Equity securities are valued at the official closing price or at the last sale price reported on principal securities exchanges (domestic or foreign) on which they are traded. If no sale took place on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. For securities traded on the NASDAQ national market system, the Fund utilizes the NASDAQ Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price. If the last price is below the bid, the bid will be the closing price. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates. Options are valued at the last sales price; if no sale took place on a particular day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available or are deemed unreliable and all other assets are valued in good faith at fair value by, or under guidelines established by, the Company's board of directors.

     Foreign securities markets may trade on days when the Fund does not compute its net asset value or may close at times that differ from the close of the NYSE. With respect to the valuation of securities principally traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the Fund. Because the NAV of the Fund's shares is determined only on business days of the Fund, the value of the portfolio securities of the Fund may change on days when a shareholder will not be able to purchase or redeem shares of the Fund.

     Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the portfolio's investments assuming the instrument's obligation is paid in full on maturity.

                    OWNERSHIP AND CAPITALIZATION OF THE FUND

     CAPITAL STOCK The board of directors of the Company is authorized, without further shareholder approval, to authorize additional shares and to classify and reclassify the Fund into one or more classes. Accordingly, the directors have authorized the issuance of two classes of shares for the SmallCap Value HLS Fund, designated as Class IA (offered through another SAI) and Class IB shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemption, and liquidation. However, each class bears different expenses and therefore the net asset values of the two classes and any dividends declared may differ between the two classes.

     Except as described below, Fortis Benefits (or its affiliates), as of March 31, 2005, was the sole shareholder of record of Class IA shares of the Fund, which are offered pursuant to another SAI (such shares are held for the benefit of contractholders and policy owners). Hartford Life, which is the only other shareholder of Class IA shares of the Fund, which are offered pursuant to another SAI, owned 6% of the Class IA shares of the Fund as of March 31, 2005.

     Mercer Trust Company is the only shareholder of Class IB shares of the Fund owning more than 5% of the outstanding Class IB shares of the Fund. Mercer Trust Company owned 100% of the Class IB shares of the Fund as of March 31, 2005.

     SHARE CLASSES Under the Fund's multi-class plan, shares of each class of the Fund represent an equal pro-rata interest in the Fund and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its "Class Expenses;" (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as "Class Expenses" by the Company's board of directors are currently limited to payments made to the distributor for the Class IB shares pursuant to the Distribution Plan for the Class IB shares.

     VOTING Each shareholder is entitled to one vote for each share of the Fund held upon all matters submitted to the shareholders generally. Most of the shares of the Fund are held of record by insurance companies. The insurance companies will generally vote Fund shares pro-rata according to the written instructions of the owners of Variable Contracts indirectly invested in the Fund. It is expected that such insurance companies will vote shares for which no instructions are received for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

     Matters in which the interests of all the funds that are series of Hartford HLS Series Fund II, Inc. (the "HLS Funds") are substantially identical (such as the election of directors or the ratification of the selection of the independent registered public accounting firm) are voted on by all shareholders without regard to the separate HLS Funds. Matters that affect all or several HLS Funds, but where the interests of the HLS Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each HLS Fund for their HLS Fund. Matters that affect only one HLS Fund (such as a change in its fundamental policies) are voted on separately for the HLS Fund by the shareholders of that HLS Fund. Likewise, matters that affect only one class of shares of an HLS Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.

     OTHER RIGHTS Each share of Fund stock, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Shares of Fund stock have no pre-emptive, subscription or conversion rights. Upon liquidation of the Fund, the shareholders of the Fund shall be entitled to share, pro rata, in any assets of the Fund after discharge of all liabilities and payment of the expenses of liquidation.

                                      TAXES

FEDERAL TAX STATUS OF THE FUND

THE FOLLOWING DISCUSSION OF THE FEDERAL TAX STATUS OF THE FUND IS A GENERAL AND ABBREVIATED SUMMARY BASED ON TAX LAWS AND REGULATIONS IN EFFECT ON THE DATE OF THIS SAI. TAX LAW IS SUBJECT TO CHANGE BY LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL ACTION.

     The Fund is treated as a separate taxpayer for federal income tax purposes. The Company intends for the Fund to elect to be treated as a REGULATED INVESTMENT COMPANY under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a REGULATED INVESTMENT COMPANY each year. If the Fund: (1) continues to qualify as a REGULATED INVESTMENT COMPANY, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement") (which the Company intends the Fund to do), then under the provisions of Subchapter M, the Fund should have little or no income taxable to it under the Code. In particular, the Fund generally is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (I.E., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

     The Fund must meet several requirements to maintain its status as a REGULATED INVESTMENT COMPANY. These requirements include the following: (1) at least 90% of the Fund's gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, as well as net income from interests in certain publicly traded partnerships; and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's total assets must consist of cash, cash items, securities of other REGULATED INVESTMENT COMPANIES, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the Fund's assets nor more than 10% of the outstanding voting securities of such issuer, and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other REGULATED INVESTMENT COMPANIES), or of any two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

     The Fund should not be subject to the 4% federal excise tax imposed on REGULATED INVESTMENT COMPANIES that do not distribute substantially all their income and gains each calendar year, if the Fund's only shareholders are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, and certain qualified retirement plans.

     The Fund also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts that are used to support variable life insurance contracts and variable annuity contracts. Such separate accounts may meet these requirements by investing solely in the shares of a mutual fund registered under the 1940 Act as an open-end management investment company such as the Fund. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which the Fund may invest. In order to comply with future requirements of Section 817(h) (or related provisions of the Code), the Fund may be required, for example, to alter its investment objectives.

     The 817(h) requirements place certain limitations on the assets of each separate account (or underlying mutual fund) that may be invested in securities of a single issuer. These limitations apply to the Fund's assets that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter:

     - no more than 55% of the Fund's total assets may be represented by any one investment
     -    no more than 70% by any two investments
     -    no more than 80% by any three investments

     -    no more than 90% by any four investments

     Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other REGULATED INVESTMENT COMPANIES. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

     Investment income received from sources within foreign countries, or capital gains earned by the Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of the Fund's assets to be invested within various countries is not now known. The Company intends that the Fund will seek to operate so as to qualify for treaty-reduced rates of tax when applicable. Owners of variable life insurance and variable annuity contracts investing in the Fund bear the costs of any foreign tax, but are not be able to claim a foreign tax credit or deduction for these foreign taxes.

     The Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules: (1) could affect the character, amount and timing of distributions to shareholders of the Fund,
(2) could require the Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out), and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes described above. The Company seeks to monitor transactions of the Fund, seeks to make the appropriate tax elections on behalf of the Fund and seeks to make the appropriate entries in the Fund's books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules.


     If for any taxable year the Fund fails to qualify as a REGULATED INVESTMENT COMPANY, all of its taxable income becomes subject to federal, and possibly state and local, income tax at the regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year the Fund fails to qualify as a REGULATED INVESTMENT COMPANY, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if the Fund fails to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Fund's investment adviser and the Fund intends to comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for the Fund than would otherwise be the case, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Fund's investment sub-adviser might otherwise select.

     [As of December 31, 2005, the Fund had no capital loss carryforwards.]


     If the Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. As a result, owners of variable life insurance contracts and variable annuity contracts investing in the Fund would bear the cost of these taxes and interest charges. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

     Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

     If the Fund invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income), it must accrue income on such investments prior to the receipt of the corresponding cash. However, because the Fund must meet the 90% distribution requirement to qualify as a REGULATED INVESTMENT COMPANY, it may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.

     The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and the Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

INVESTOR TAXATION

     Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants who are indirectly invested in the Fund generally are not subject to federal income tax on Fund earnings or distributions or on gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contract or plan. FOR INFORMATION CONCERNING THE FEDERAL INCOME TAX CONSEQUENCES TO THE OWNERS OF VARIABLE LIFE INSURANCE CONTRACTS AND VARIABLE ANNUITY CONTRACTS, SEE THE PROSPECTUSES FOR SUCH CONTRACTS. FOR INFORMATION CONCERNING THE FEDERAL INCOME TAX CONSEQUENCES TO PLAN PARTICIPANTS, SEE THE SUMMARY PLAN DESCRIPTION OR CONTACT YOUR PLAN ADMINISTRATOR.

                                    CUSTODIAN

     Portfolio securities of the Fund are held pursuant to a Custodian Agreement between the Company and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                 TRANSFER AGENT

     Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089, an affiliate of HL Advisors, serves as Transfer and Dividend Disbursing Agent for the Fund. The transfer agent issues and redeems shares of the Fund and disburses any dividends declared by the Fund. For its services, the transfer agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides to the Fund, including costs invoiced by sub-contractors. The transfer agent has entered into an agreement with Hartford Administrative Services Company ("HASCO"), an affiliate of HL Advisors, whereby HASCO performs certain sub-transfer agency services, including acting as dividend disbursement agent, in connection with investments in the Fund by qualified retirement plans. For its services, HASCO is paid $2,300 annually per fund and is reimbursed for out-of-pocket expenses. HL Advisors and its affiliates may pay, out of their own assets, compensation to third-party administrators for recordkeeping and other administrative services.

                                   DISTRIBUTOR

     Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089, an affiliate of HL Advisors, acts as the Fund's distributor.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     The audited financial statements and the financial highlights of the Fund appearing in the annual report for the fiscal year ended December 31, 2005 have been audited by Ernst & Young LLP, the Company's independent registered public accounting firm, as set forth in their report with respect thereto. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such report given on the authority of the independent registered public accounting firm as experts in accounting and auditing. The principal business address of Ernst & Young LLP is 200 Clarendon Street, Boston, Massachusetts 02116.


                      PROXY VOTING POLICIES AND PROCEDURES

     The Fund has granted to Perkins the authority to vote proxies on its behalf with respect to the assets managed by Perkins. A summary of Perkins' proxy voting policies and procedures is set forth as Appendix B to this SAI.

     Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC's website at www.sec.gov.

                              FINANCIAL STATEMENTS


     The Company's audited financial statements of the Fund, together with the notes thereto and report of Ernst & Young LLP, the Company's independent registered public accounting firm, contained in the Company's annual report for the fiscal year ended December 31, 2005 as filed with the SEC, are incorporated by reference into this SAI.

                                   APPENDIX A

     The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as "experts" as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

RATING OF BONDS

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

     STANDARD AND POOR'S CORPORATION ("STANDARD & POOR'S")

     AAA - Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

     A - Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

     BBB - Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

     BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATING OF COMMERCIAL PAPER

     MOODY'S

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     STANDARD & POOR'S

     The relative strength or weakness of the following factors determines whether the issuer's commercial paper is rated A-1 or A-2.

     -    Liquidity ratios are adequate to meet cash requirements.

     - Liquidity ratios are basically as follows, broken down by the type of issuer:

               Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

               Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.

               Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

     - The long-term senior debt rating is "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB".

     - The issuer has access to at least two additional channels of borrowing.

     - Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

     - Typically, the issuer's industry is well established and the issuer has a strong position within its industry.

     -    The reliability and quality of management are unquestioned.

                                   APPENDIX B

                    PERKINS, WOLF, MCDONNELL AND COMPANY, LLC
                              PROXY VOTING SUMMARY


                                  DECEMBER 2005

Perkins, Wolf, McDonnell and Company, LLC ("Perkins Wolf") votes proxies in the best interest of its clients. Perkins Wolf will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). The Proxy Voting Service is provided by Institutional Shareholder Services ("ISS"), which in turn is engaged on behalf of Perkins Wolf by Janus, to which Perkins Wolf has delegated the administration of its proxy voting. In addition to research and information, the Proxy Voting Service also provides recommendations on proxy issues to Janus.


PROXY VOTING PROCEDURES


Perkins Wolf's vote of proxies is governed by its Proxy Voting Procedures (the "Procedures"). The Procedures detail how: (i) the Proxy Voting Service is directed to vote through coordination with Janus the proxies; (ii) the Proxy Voting Committee of Perkins Wolf (the "Proxy Voting Committee") is comprised; and (iii) how the Proxy Voting Committee implements the proxy voting guidelines (the "Perkins Wolf Guidelines") that govern how Perkins Wolf portfolio managers vote proxies on securities held by the portfolios Perkins Wolf manages. The Perkins Wolf Guidelines, which include recommendations on all major corporate issues, have been developed by the Proxy Voting Committee.

Perkins Wolf Portfolio Managers are responsible for proxy votes on securities held by the portfolios they manage. Most portfolio managers vote consistently with the Perkins Wolf guidelines, however, a portfolio manager may choose to vote differently than the Perkins Wolf Guidelines. Such votes are governed by the Procedures.

The Proxy Voting Committee serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts between the interests of Perkins Wolf's clients and the interests of Perkins Wolf (a "Conflict"). Perkins Wolf believes that application of the Perkins Wolf Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible Conflicts since the Perkins Wolf Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Perkins Wolf Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.


PROXY VOTING POLICIES

As discussed above, the Proxy Voting Committee has developed the Perkins Wolf Guidelines for use in voting proxies. Below is a summary of some of the more significant Perkins Wolf Guidelines.

BOARD OF DIRECTORS ISSUES

Perkins Wolf will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Perkins Wolf will generally vote in favor of proposals to increase the minimum number of independent directors. Perkins Wolf will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

AUDITOR ISSUES

Perkins Wolf will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

EXECUTIVE COMPENSATION ISSUES


Perkins Wolf reviews executive compensation plans on a case by case basis using research provided by the Proxy Voting Service. However, Perkins Wolf will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Perkins Wolf will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Perkins will also generally oppose proposals regarding the repricing of underwater options.


GENERAL CORPORATE ISSUES


Perkins Wolf will generally oppose proposals regarding supermajority voting rights. Perkins Wolf will generally oppose proposals for different classes of stock with different voting rights. Perkins Wolf will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers.. Perkins Wolf will also review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case by case basis.


SHAREHOLDER PROPOSALS


If a shareholder proposal is specifically addressed by the Perkins Wolf Guidelines, Perkins Wolf will generally vote pursuant to that Perkins Wolf Guideline. See attachment #1.

Attachment #1

Perkins Wolf will generally abstain from voting on shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Perkins Wolf will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Perkins Wolf Guidelines.

                                     PART C

                                OTHER INFORMATION

Item 23.   Exhibits
           a.(i) Amended and Restated Articles of Incorporation (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

           a.(ii) Amendment to the Articles of Amendment and Restatement (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

           a.(iii) Articles Supplementary (incorporated by reference to Post-Effective Amendment #33 filed on February 11, 2003)

           b. By-Laws (incorporated by reference to Post-Effective Amendment #37 filed on May 27, 2004)

           c.       Not Applicable

           d.(i) Investment Management Agreement (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

           d.(ii) Investment Management Agreement (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

           d.(iii) Investment Sub-Advisory Agreement with Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

           d.(iv) Sub-Investment Advisory Agreement with Janus Capital Management LLC (incorporated by reference to Post-Effective Amendment #34 filed on April 30, 2003)

           d.(v) Sub-Management Agreement between Janus Capital Management LLC and Perkins, Wolf, McDonnell and Company, LLC (incorporated by reference to Post-Effective Amendment #34 filed on April 30, 2003)

           d.(vi) Investment Sub-Advisory Agreement with Lazard Freres Asset Management (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)
           d.(vii) Investment Sub-Advisory Agreement with T. Rowe Price Associates, Inc. (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

           d.(viii) Investment Sub-Advisory Agreement with Wellington Management
                    Company, LLP (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

           d.(ix) Investment Sub-Advisory Agreement with Holland Capital Management, L.P. relating to Hartford LargeCap Growth HLS Fund (incorporated by reference to Post-Effective Amendment #35 filed on February 12, 2004)

           d.(x) Investment Sub-Advisory Agreement with Holland Capital Management, L.P. relating to Hartford Capital Opportunities HLS Fund (incorporated by reference to Post-Effective Amendment #36 filed on April 29, 2004)

           d.(xi) Amendment to Sub-Investment Advisory Agreement (Janus Capital Management LLC) (incorporated by reference to Post-Effective Amendment #35 filed on February 12, 2004)

           d.(xii) Investment Sub-Advisory Agreement with Northern Capital Management, LLC (incorporated by reference to Post-Effective Amendment #43 filed on February 17, 2005)

           e.(i) Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment #33 filed on February 11, 2003)

           e.(ii) Amendment to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment #32 filed on January 24, 2003)

           f.       Not Applicable

           g.(i) Custodian Contract (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

           g.(ii) Remote Access Services Addendum to Custodian Contract (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

           g.(iii) First Amendment to Custodian Contract (incorporated by reference to Post-Effective Amendment #35 filed on February 12, 2004)

           h.(i) Share Purchase Agreement (incorporated by reference to Post-Effective Amendment #34 filed on April 30, 2003)
           h.(ii) Share Purchase Agreement (incorporated by reference to Post-Effective Amendment #34 filed on April 30, 2003)

           h.(iii) Share Purchase Agreement (incorporated by reference to Post-Effective Amendment #35 filed on February 12, 2004)

           h.(iv) Share Purchase Agreement (incorporated by reference to Post-Effective Amendment #35 filed on February 12, 2004)

           h.(v) Transfer Agency and Service Agreement (incorporated by reference to Post-Effective Amendment #34 filed on April 30,
                    2003)

           h.(vi) Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

           i.       Opinion and Consent of Counsel (to be filed by amendment)

           j. Consent of Independent Registered Public Accounting Firm (to be filed by amendment)

           k.       Not Applicable

           l.       Not Applicable

           m. Distribution Plan - Class IB Shares (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

           n. Amended and Restated Plan Pursuant to Rule 18f-3 (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

           o.       Not Applicable

           p.(i) Code of Ethics of HL Investment Advisors, LLC (filed herewith)

           p.(ii) Code of Ethics of Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment #43 filed on February 17, 2005)

           p.(iii) Code of Ethics of Hartford Securities Distribution Company, Inc. (filed herewith)

           p.(iv) Code of Ethics of Janus Capital Management LLC (filed herewith)

           p.(v) Code of Ethics of Lazard Asset Management LLC (filed herewith)

           p.(vi) Code of Ethics of Perkins, Wolf, McDonell and Company, LLC (incorporated by reference to Post-Effective Amendment #43 filed on February 17, 2005)
           p.(vii) Code of Ethics of Wellington Management Company, LLP (filed herewith)

           p.(viii) Code of Ethics of Northern Capital Management, LLC
                    (incorporated by reference to Post-Effective Amendment #43 filed on February 17, 2005)

           p.(ix) Code of Ethics of T. Rowe Price Group, Inc. and Its Affiliates (filed herewith)

           p.(x) Code of Ethics of Holland Capital Management, L.P. (filed herewith)

           q.(i)    Power of Attorney dated April 12, 2005 (filed herewith)

           q.(ii)   Power of Attorney dated September 7, 2005 (filed herewith)

           q.(iii)  Power of Attorney dated September 14, 2005 (filed herewith)

Item 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

           As of January 31, 2006, any persons directly or indirectly under common control with Hartford HLS Series Fund II, Inc. are either (i) Fortis Benefits Insurance Company ("First Fortis") or their affiliates (Fortis Benefits and First Fortis are wholly-owned subsidiaries of Assurant Inc., a publicy-traded financial services company domiciled in the state of Delaware) or (ii) affiliates of, and are controlled by, The Hartford Financial Services Group, Inc., a Maryland Corporation. Information about all such persons is incorporated herein by reference to the Form 10-K of The Hartford Financial Services Group, Inc. filed on February 28, 2005.

Item 25. INDEMNIFICATION

     The relevant portion of Article V of the Articles of Incorporation provides:

           (f) The Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland and the federal securities laws now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Bylaws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

           (g) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

           HL Investment Advisors, LLC serves as investment adviser to each of the investment companies included in this Registration Statement.

                               POSITION WITH HL
    NAME                       INVESTMENT ADVISORS, LLC       OTHER BUSINESS
    ----                       ------------------------       --------------
    Thomas M. Marra            President, CEO and Manager     President and Chief Operating Officer of
                                                              Hartford Life, Inc.(1) ("HL Inc.")

    John C. Walters            Executive Vice President and   Executive Vice President and Director of
                               Manager                        the Investment Products Division of
                                                              Hartford Life Insurance Company(2)
                                                              ("HLIC")

    Walter E. Watkins, Jr.     Chief Compliance Officer       Chief Investment Compliance Officer of
                                                              Hartford Investment Financial Services,
                                                              LLC(3)

                               POSITION WITH HL
    NAME                       INVESTMENT ADVISORS, LLC       OTHER BUSINESS
    ----                       ------------------------       --------------
    William H. Davison, Jr.    Senior Vice President          Managing Director of Hartford Investment
                                                              Management Company(4) ("Hartford
                                                              Investment Management")

    David M. Znamierowski      Executive Vice President,      President of Hartford Investment
                               Chief Investment Officer and   Management
                               Manager

    Stephen T. Joyce           Senior Vice President          Senior Vice President of HLIC

    John N. Giamalis           Senior Vice President and      Senior Vice President and Treasurer of HL
                               Treasurer                      Inc.

    Douglas G. Boains          Controller                     Assistant Secretary of HLIC, Inc.

    Richard G. Costello        Vice President and Secretary   Vice President and Corporate Secretary of
                                                              The Hartford Financial Services Group,
                                                              Inc. ("The Hartford") (5)

    Bruce D. Gardner           Vice President                 Vice President of HLIC

    Michael A. Mecca           Vice President                 Senior Vice President of Hartford
                                                              Investment Management

    Todd G. Picken             Assistant Vice President and   Assistant Vice President and Assistant
                               Assistant Treasurer            Treasurer of HLIC

    (1)The principal business address for HL Inc. is 200 Hopmeadow Street, Simsbury, CT 06089.
    (2)The principal business address for HLIC is 200 Hopmeadow Street, Simsbury, CT 06089.
    (3)The principal business address for Hartford Investment Financial Services, LLC is 200 Hopmeadow Street, Simsbury, CT 06089.
    (4)The principal business address for Hartford Investment Management is 55 Farmington Avenue, Hartford, CT 06105.
    (5)The principal business address for The Hartford is Hartford Plaza, Hartford, CT 06115.

Item 27.   PRINCIPAL UNDERWRITERS

     Hartford Securities Distribution Company, Inc. ("HSD") is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. HSD is the principal underwriter for the following registered investment companies:

  Hartford Series Fund, Inc.

  Hartford HLS Series Fund II, Inc.

  Hartford Life Insurance Company       Separate Account One
                                        Separate Account Two
                                        Separate Account Two (DC Variable Account I)
                                        Separate Account Two (DC Variable Account II)
                                        Separate Account Two (QP Variable Account)
                                        Separate Account Two (Variable Account "A")
                                        Separate Account Two (NQ Variable Account)
                                        Separate Account Ten
                                        Separate Account Three
                                        Separate Account Five
                                        Separate Account Seven
                                        Separate Account Eleven

  Hartford Life and Annuity             Separate Account One
    Insurance Company                   Separate Account Ten
                                        Separate Account Three
                                        Separate Account Five
                                        Separate Account Six
                                        Separate Account Seven

  Hart Life Insurance Company           Separate Account One
                                        Separate Account Two

  American Maturity Life Insurance      Separate Account AMLVA
    Company                             Separate Account One

  Servus Life Insurance Company         Separate Account One
                                        Separate Account Two

The Directors and principal officers of HSD and their position with the Registrant are as follows:

NAME AND PRINCIPAL                                                              POSITION AND OFFICES
BUSINESS ADDRESS*             POSITIONS AND OFFICES WITH UNDERWRITER            WITH REGISTRANT
-----------------             --------------------------------------            ---------------
Thomas M. Marra               President, Chief Executive Officer, Chairman of   Director
                              the Board and Director
Lizabeth H. Zlatkus           Director                                          None
John C. Walters               Executive Vice President and Director             Vice President
David M. Znamierowski****     Executive Vice President and Chief Investment     President, Chief Executive
                              Officer                                           Officer and Director
David A. Carlson              Senior Vice President and Deputy Chief            None
                              Financial Officer
Richard G. Costello***        Vice President and Secretary                      None
Tamara L. Fagely**            Controller                                        Vice President, Treasurer
                                                                                and Controller
Stephen T. Joyce              Vice President                                    None
Martin A. Swanson             Vice President                                    None
George R. Jay                 Chief Broker-Dealer Compliance Officer            Vice President, Chief
                                                                                Compliance Officer

John N. Giamalis***           Senior Vice President and Treasurer               None
Todd G. Picken***             Assistant Vice President and Assistant Treasurer  None
Anthony L. Dowling            Assistant Vice President Compliance               None
Dawn M. Cormier               Assistant Secretary                               None
Sarah J. Harding              Assistant Secretary                               None
Patrice Kelly-Ellis           Assistant Secretary                               None
Glen J. Kvadus                Assistant Secretary                               None
Patricia A. Lavoie            Assistant Secretary                               None
Diane E. Tatelman             Assistant Secretary                               None
Joseph W. Tedesco, Jr.***     Assistant Secretary                               None

        * Unless otherwise indicated, principal business address is 200 Hopmeadow Street, Simsbury, CT 06089.
       ** Principal business address is 500 Bielenberg Drive, Woodbury, MN
          55125.
      *** Principal business address is Hartford Plaza, Hartford, CT 06115.
     **** Principal business address is 55 Farmington Avenue, Hartford, CT 06105

Item 28.   LOCATION OF ACCOUNTS AND RECORDS

           Books or other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by the Registrant's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 and the Registrant's transfer agent, Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury, CT 06089. Registrant's financial ledgers and other corporate records are maintained at its offices at the Hartford Life Insurance Companies, 200 Hopmeadow Street, Simsbury, CT 06089.

Item 29.   MANAGEMENT SERVICES

           Not Applicable

Item 30.   UNDERTAKINGS

           Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 14th day of February, 2006.


                                      HARTFORD HLS SERIES FUND II, INC.

                                      By: /s/ David M. Znamierowski
                                          -------------------------
                                      David M. Znamierowski
                                      Its: President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURE                                TITLE                               DATE
---------                                -----                               ----
/s/ David M. Znamierowski
-----------------------------            President,                          February 14, 2006
David M. Znamierowski                    Chief Executive Officer &
                                         Director
/s/ Tamara L. Fagely
-----------------------------            Controller & Treasurer              February 14, 2006
Tamara L. Fagely                         (Chief Accounting Officer &
                                         Chief Financial Officer)

              *                          Director                            February 14, 2006
-----------------------------
Lynn S. Birdsong

              *                          Chairman of the Board               February 14, 2006
-----------------------------            and Director
Robert M. Gavin, Jr.

              *                          Director                            February 14, 2006
-----------------------------
Duane E. Hill

             **                          Director                            February 14, 2006
-----------------------------
Sandra S. Jaffee

             ***                         Director                            February 14, 2006
-----------------------------
William P. Johnston

             ***                         Director                            February 14, 2006
-----------------------------
Lemma W. Senbet

              *                          Director                            February 14, 2006
-----------------------------
Thomas M. Marra

              *                          Director                            February 14, 2006
-----------------------------
Phillip O. Peterson

              *                          Director                            February 14, 2006
-----------------------------
Lowndes A. Smith

/s/ Jill G. Powilatis                                                        February 14, 2006
---------------------------
* By Jill G. Powilatis
     Attorney-in-fact

 * Pursuant to Power of Attorney dated April 12, 2005
** Pursuant to Power of Attorney dated September 7, 2005
*** Pursuant to Power of Attorney dated September 14, 2005

                                  EXHIBIT INDEX

EXHIBIT NO.

EXHIBIT NO.

   p.(i)   Code of Ethics HL Investment Advisors, LLC
   p.(iii) Code of Ethics Hartford Securities Distribution Company, Inc. p.(iv.) Code of Ethics Janus Captial Mangement LLC
   p.(v)   Code of Ethics Lazard Asset Management LLC
   p.(vii) Code of Ethics Wellington Management Company, LLC
   p.(ix)  Code of Ethics T. Rowe Price Group, Inc. and Its Affiliates
   p.(x)   Code of Ethics Holland Capital Management, L.P.

   q.(i)   Power of Attorney dated April 12, 2005
   q.(ii)  Power of Attorney dated September 7, 2005
   q.(iii) Power of Attorney dated September 14, 2005